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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-1879


                               Janus Investment Fund
          (Exact name of registrant as specified in charter)


          151 Detroit Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 10/31


Date of reporting period: 10/31/04

Item 1 - Reports to Shareholders
---------------------------------
                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Growth Funds
--------------------------------------------------------------------------------

      Janus Fund

      Janus Enterprise Fund

      Janus Mercury Fund

      Janus Olympus Fund

      Janus Orion Fund

      Janus Twenty Fund

      Janus Venture Fund

                                                                    [LOGO] JANUS

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Table of Contents

Janus Growth Funds
    President and CIO Letter to Shareholders ..............................   1
    Portfolio Managers' Commentaries and Schedules of Investments
         Janus Fund .......................................................   6
         Janus Enterprise Fund ............................................  12
         Janus Mercury Fund ...............................................  17
         Janus Olympus Fund ...............................................  22
         Janus Orion Fund .................................................  27
         Janus Twenty Fund ................................................  32
         Janus Venture Fund ...............................................  36
    Statements of Assets and Liabilities ..................................  42
    Statements of Operations ..............................................  44
    Statements of Changes in Net Assets ...................................  46
    Financial Highlights ..................................................  48
    Notes to Schedules of Investments .....................................  52
    Notes to Financial Statements .........................................  54
    Report of Independent Registered Public Accounting Firm ...............  62
    Explanations of Charts, Tables and Financial Statements ...............  63
    Designation Requirements ..............................................  65
    Trustees and Officers .................................................  66

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[PHOTO OMITTED]
Gary Black
President and Chief
Investment Officer

Dear Shareholder,

I'd like to take this opportunity to thank you for your confidence and loyalty to Janus. What motivates us day in and day out is our goal of delivering strong and consistent fund performance on your behalf.

I'd also like to share with you an update on the various initiatives we have underway at Janus.

Improving Performance

Let's start with the most important metric: performance. I am pleased to report that as of October 31, 2004, 61% of Janus' retail funds ranked within Lipper's top two quartiles over the last year based on total return. By comparison, 55% of Janus retail funds ranked in the top two quartiles for the same time period in 2003. To break it down even further, as of October 31, 2004, 71% of our growth funds and 80% of our core funds ranked in the top two quartiles over the same one-year period and, over the last three years, 100% of our growth funds and 75% of our core funds achieved the same distinction (see page 4 for complete Lipper rankings).

In particular, a select group of our growth funds have performed very well during the past year. A total of eight of our funds ranked in the top decile of their respective Lipper peer groups. Most notable are Janus Twenty Fund* and Janus Contrarian Fund (formerly named Janus Special Equity Fund). For the one-year period ended October 31, 2004, Janus Twenty Fund was ranked the number one large-cap growth fund, outperforming 654 other funds in its Lipper category based on total returns. Meanwhile, Janus Contrarian Fund ranked second amongst 701 multi-cap core funds during the same one-year period. The three-year rankings of both funds is also noteworthy. Janus Twenty Fund ranked in the top 12% of large-cap growth funds rated by Lipper and Janus Contrarian Fund ranked in the top 3% of multi-cap core funds rated by Lipper, based on total returns. The impressive rankings of these and other funds are included on the Lipper table on page 4.

One Year Numbers Are Aligning With Historically Strong Results
--------------------------------------------------------------------------------

                             Percent of Janus Funds
                         in the Top Two Lipper Quartiles
                      as of 10/31/04 based on total return

   [The following table was depicted as a bar chart in the printed material.]

                       1st Quartile       2nd Quartile       Total
                       ------------       ------------       -----

1 Year                      30.5%              30.5%           61%
3 year                      32.0%              32.0%           64%
5 year                      21.0%              21.0%           42%
10 year                     41.5%              41.5%           83%
Since Inception             48.0%              48.0%           96%

--------------------------------------------------------------------------------

I am extremely pleased with the way our investment team has navigated through the uneven markets in 2004. Not only have we been successful in picking an impressive number of winning stocks, but we have also been adept at avoiding a handful of blow-ups during the year.

From a firm-wide perspective, our healthcare stocks made the largest positive contribution to performance. We have generated solid returns through investments in HMO stocks like UnitedHealth Group and Aetna, as well as medical device names such as Medtronic and St. Jude. These gains come on the heels of years of detailed research conducted by our team of healthcare analysts. I'm proud of their work and tenacity in identifying the leaders within this sector. Our consumer staples holdings also contributed strongly to our performance. Stellar performers within this group included Reckitt Benckiser, Procter & Gamble and Whole Foods Market to name a few. These, too, represent solid work by our investment team.

Meanwhile, technology was an area of weakness in the market, pressured by muted spending patterns among corporations. In fact, over the last 12 months, the technology sector was the only sector within the S&P 500(R) Index to post a negative return.

It therefore stands to reason that some of our technology holdings have not performed up to our expectations, including Texas Instruments, Maxim Integrated Products and Cisco Systems. Nonetheless, we have generally held onto these names and others due to their competitive positions, new product pipelines and cash flow potential.

Past performance is no guarantee of future results.


                                         Janus Growth Funds  October 31, 2004  1

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--------------------------------------------------------------------------------

Continued

Broader Stock Coverage Means More Investment Opportunities

In my letter to you last spring, I spoke of a variety of initiatives aimed at refining and improving our investment process. I'd like to give you a progress report on those endeavors.

--------------------------------------------------------------------------------

                         Research Coverage has Increased

[The following was depicted as a bar chart in the printed material]

                             Number of Stocks
Year               International         United States
----               -------------         -------------
2000                    100                   400
2001                    162                   531
2002                    257                   616
2003                    319                   615
2004 YE Est.            335                   626
2005 YE Est.            400                   700

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First, we are in the process of expanding our stock coverage from the current level of 960 stocks to 1,100 stocks. Broader coverage translates into more investment options for our portfolio managers and more flexibility to navigate inflection points in the market. We are also increasing our coverage of foreign stocks, as I want to make sure that our analysts have the opportunity to cover the best business models in the world. With the globalization of the world economy, I feel that sectors are more important than countries, so our research needs to be borderless.

To help us achieve this goal of increased stock coverage, we continue to build out our investment team with experienced and skilled research analysts. Our search for top industry talent is never-ending and we continue to seek the best-of-the-best to support our funds.

A New Manager for Janus Worldwide Fund

In July, we appointed Jason Yee as portfolio manager of Janus Worldwide Fund. This Fund's performance has struggled over the past few years and we aim to restore it to where we believe it should be. I believe that Jason possesses a strong dual talent for picking stocks and managing risk. I am confident that Jason will be able to improve the performance of Janus Worldwide Fund through his disciplined approach to investment management.

Reduced Management Fees

There has been much discussion recently about mutual fund management fees and expenses by the press, industry regulators and investors. We reduced management fees this past year and Janus funds' total expense ratios continue to be among the lowest in the industry. We've provided a detailed explanation of these fees and expenses on the pages that follow.

Value or Growth?

Turning to the markets, one of the unfortunate aftershocks of the recession and the market decline in 2001 and 2002 has been a continuing reluctance on the part of investors to rotate back into growth stocks, despite a decent macroeconomic backdrop. In turn, 2004 marked the fifth consecutive year that the Russell 1000(R) Value Index outperformed the Russell 1000(R) Growth Index, which is the longest trend since 1979.

We believe that, based on historical studies, we are on the cusp of a rotation back into growth stocks. This is based on the average length of time that value has historically outperformed growth following a recession, combined with what we perceive as an abnormally low valuation premium currently being applied to growth stocks by investors.

--------------------------------------------------------------------------------

                            The Case for Growth Now

                              [LINE CHART OMITTED]

            [The following narrative was represented as a line chart
                            in the printed material.]

Since 1980, post-recovery periods historically favor Value, then Growth. We believe that, based on historical studies, we are on the cusp of rotation back into growth stocks. This is based on the average length of time that value has historically outperformed growth following a recession. The chart used to support this point is a visual representation of the duration of value vs. growth trends, 1980 through 2004. The trends are represented by the spread between the trailing one-year total returns of the S&P Barra Growth Index and the S&P Barra Value Index.


* Spread Between Trailing One-Year Total Returns of S&P Barra Growth Index and S&P Barra Value Index.
Source: NBER, Standard & Poors, BARRA.
Spread Between Trailing One-Year Returns S&P Barra Growth and S&P Barra Value

--------------------------------------------------------------------------------

In our view, it appears that, just as the value discipline was deemed hopelessly out of favor in the spring of 2000,


2  Janus Growth Funds  October 31, 2004

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--------------------------------------------------------------------------------

Continued

evidence is building that the growth segment of the market has the potential to return to favor with investors. We believe this trend will play to the strengths of our growth funds.

Economic Perspective and Outlook

After rising for most of 2003, markets have traded in a sideways motion for much of 2004. Consumer spending, after helping to prop up the economy the last few years, has tailed off a bit as mortgage refinancings have slowed and tax cut benefits have eased. Business spending had been expected to fill the void, but the transition has been more muted than expected.

Gross domestic product (GDP) growth was strong last winter but slowed somewhat over the summer, which led Federal Reserve Chairman Alan Greenspan to note that the economy had hit a "soft patch." More recently, amidst signs that business activity is picking up, Greenspan mentioned that the economy was "gaining traction."

No one knows how the economy will behave over the next 12-24 months, but what I do know is that, regardless of what GDP growth will be, market share is being won and lost every day. It is our job to identify which companies are winning market share and to invest in those stocks.

These are busy and exciting times at Janus. We are confident that the steps being taken internally will improve performance and reward our shareholders over the long term.

We will be launching two new funds in 2005 that are designed to leverage our research-focused efforts. The appropriately named Janus Research Fund will provide investors direct access to the top picks of our talented analysts. Janus Explorer Fund will focus on smaller growth companies - an area in which we expect Janus research to excel.

In closing, let me assure you that above all else, we will continue to manage your money as if it were our own and to strive for consistent long-term results.

Sincerely,


/s/ Gary Black
---------------------------
Gary Black
President and Chief Investment Officer

The prospectuses for Janus Research Fund and Janus Explorer Fund are not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted. For a copy of these prospectuses please call Janus at 1-800-525-3713.

*Closed to new investors.

Standard & Poor's/BARRA Growth Index (a subset of the S&P 500(R) Index), which is made up of 161 large-capitalization stocks (as of September 30, 1996) with higher price-to-book ratios and sales and earnings growth, and below-average dividend yields.

Standard & Poor's/BARRA Value Index (a subset of the S&P 500(R) Index), which comprises 339 large-capitalization stocks (as of September 30, 1996) with lower price-to-book ratios and above-average dividend yields.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no guarantee these trends will continue. Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued. The indices reflect past performance of large capitalization growth and value stocks; you should not regard them as an indicator of future performance from either the stock market or your fund in particular.

As of October 31, 2004, Cisco Systems, Inc. was 1.0% of Janus Core Equity Fund, 2.1% of Janus Global Technology Fund, 0.6% of Janus Balanced Fund, 2.1% of Janus Growth and Income Fund and 0.5% of Janus Risk-Managed Stock Fund. As of October 31, 2004, Maxim Integrated Products, Inc. was 0.4% of Janus Core Equity Fund, 1.8% of Janus Global Technology Fund, 0.3% of Janus Balanced Fund, 2.1% of Janus Growth and Income Fund and 0.2% of Janus Risk-Managed Stock Fund. As of October 31, 2004, Medtronic, Inc. was 1.0% of Janus Global Technology Fund, 1.6% of Janus Growth and Income Fund and 0.4% of Janus Risk-Managed Stock Fund. As of October 31, 2004, Procter & Gamble Co. was 2.0%, of Janus Core Equity Fund, 1.3% of Janus Balanced Fund, 0.5% of Janus Flexible Income Fund, 2.1% of Janus Growth and Income Fund and 0.7% of Janus Risk-Managed Stock Fund. As of October 31, 2004, Reckitt Benckiser PLC was 2.3% of Janus Contrarian Fund, 1.7% of Janus Core Equity Fund, 1.2% of Janus Balanced Fund and 1.1% of Janus Worldwide Fund.

As of October 31, 2004, St. Jude Medical, Inc. was 2.1% of Janus Global Life Sciences Fund and 0.9% of Janus Risk-Managed Stock Fund. As of October 31, 2004, Texas Instruments, Inc. was 2.9% of Janus Core Equity Fund, 3.5% of Janus Global Technology Fund, 1.7% of Janus Balanced Fund and 2.0% of Janus Growth and Income Fund. As of October 31, 2004, UnitedHealth Group, Inc. was 0.7% of Janus Core Equity Fund, 3.2% of Janus Global Life Sciences Fund, 0.5% of Janus Balanced Fund, 0.8% of Janus Flexible Income Fund, 3.0% of Janus Growth and Income Fund, 0.3% of Janus Risk-Managed Stock Fund, and 2.1% of Janus Worldwide Fund.

There is no assurance any Janus fund currently holds these securities.


                                         Janus Growth Funds  October 31, 2004  3

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Lipper Rankings

                                                                              Lipper Rankings - Based on total return as of 10/31/04
                                                                              ------------------------------------------------------
                                                                                           ONE YEAR               THREE YEAR
                                                                                  PERCENTILE       RANK/    PERCENTILE      RANK/
                                               LIPPER CATEGORY                       RANK(%)    TOTAL FUNDS    RANK(%)   TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)                              Large-Cap Growth Funds                  77          499/655       32        164/526
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund(1) (9/92)                Mid-Cap Growth Funds                    10          46/506        48        192/407
------------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund(1) (5/93)                   Large-Cap Growth Funds                   8          47/655        34        175/526
------------------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund(1) (12/95)                  Multi-Cap Growth Funds                  59          252/432       50        174/353
------------------------------------------------------------------------------------------------------------------------------------
Janus Orion Fund (6/00)                        Multi-Cap Growth Funds                   9          35/432        15        53/353
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund* (4/85)                      Large-Cap Growth Funds                   1          1/655         12        59/526
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund* (4/85)                     Small-Cap Growth Funds                  20          99/515        11        43/421
------------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund(1) (9/92)                  Balanced Funds                          52          283/552       51        227/450
------------------------------------------------------------------------------------------------------------------------------------
Janus Core Equity Fund(1) (6/96)               Large-Cap Core Funds                     9          78/933        10        74/784
------------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund(1) (5/91)         Large-Cap Core Funds                    27          248/933       42        327/784
------------------------------------------------------------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund (2/03)           Multi-Cap Core Funds                     4          27/701        --             --
------------------------------------------------------------------------------------------------------------------------------------
Janus Contrarian Fund(3) (2/00)                Multi-Cap Core Funds                     1          2/701          3        15/506
------------------------------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund (5/93)           General Muni Debt Funds                 85          250/295       69        183/265
------------------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund(1) (7/87)           Intermediate Inv Grade Debt Funds       46          206/449       11        37/357
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Janus High-Yield Fund(1) (12/95)               High Current Yield Funds                59          244/419       71        244/347
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Janus Short-Term Bond Fund(1) (9/92)           Short Investment Grade Debt Funds        7          13/192        26        33/126
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Janus Global Life Sciences Fund (12/98)        Health/Biotechnology Funds              13          24/194        55        83/152
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Janus Global Opportunities Fund(1) (6/01)      Global Funds                            55          170/313       15        36/248
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Janus Global Technology Fund (12/98)           Science & Technology Funds              78          243/314       66        186/282
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Janus Overseas Fund(1) (5/94)                  International Funds                     80          679/858       67        471/704
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Janus Worldwide Fund(1) (5/91)                 Global Funds                            99          310/313       98        244/248
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Janus Mid Cap Value Fund - Inv(1)(2) (8/98)    Mid-Cap Value Funds                     32          71/228        31        50/164
------------------------------------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund - Inv.*(2) (10/87)  Small-Cap Core Funds                    30          164/550       51        227/446

                                                             Lipper Rankings - Based on total return as of 10/31/04
                                                  ----------------------------------------------------------------------------
                                                           FIVE YEAR                 TEN YEAR             SINCE INCEPTION
                                                  PERCENTILE      RANK/     PERCENTILE      RANK/     PERCENTILE      RANK/
                                                    RANK(%)    TOTAL FUNDS     RANK(%)   TOTAL FUNDS     RANK (%)  TOTAL FUNDS

Janus Fund (2/70)                                     66         256/389         35         43/122          5         1/22
-----------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund(1) (9/92)                       94         247/262         65         66/102         40         20/50
-----------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund(1) (5/93)                          65         252/389          8         9/122           2         1/86
-----------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund(1) (12/95)                         68         141/209         --             --         16         15/96
-----------------------------------------------------------------------------------------------------------------------------
Janus Orion Fund (6/00)                               --              --         --             --         43         112/263
-----------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund* (4/85)                             77         297/389          1         1/122           5         2/40
-----------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund* (4/85)                            78         224/288         38         30/79          10         1/9
-----------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund(1) (9/92)                         45         163/366          8         11/153          4         3/78
-----------------------------------------------------------------------------------------------------------------------------
Janus Core Equity Fund(1) (6/96)                      18         104/590         --             --          2         5/305
-----------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund(1) (5/91)                38         223/590          4         7/217           5         5/113
-----------------------------------------------------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund (2/03)                  --              --         --             --         24         152/651
-----------------------------------------------------------------------------------------------------------------------------
Janus Contrarian Fund(3) (2/00)                       --              --         --             --         19         69/378
-----------------------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund (5/93)                  79         180/228         73         94/128         80         69/86
-----------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund(1) (7/87)                  57         146/257         10         12/120         13         3/23
-----------------------------------------------------------------------------------------------------------------------------
Janus High-Yield Fund(1) (12/95)                      15         41/275          --             --          2         2/112
-----------------------------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund(1) (9/92)                  33         32/96           33         18/55          45         12/26
-----------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund (12/98)               59         38/64           --             --         34         17/49
-----------------------------------------------------------------------------------------------------------------------------
Janus Global Opportunities Fund(1) (6/01)             --              --         --             --          9         20/237
-----------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund (12/98)                  61         75/123          --             --         22         18/84
-----------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund(1) (5/94)                         38         190/509          4         6/155           7         8/128
-----------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund(1) (5/91)                        87         150/173         40         22/55          30         6/19
-----------------------------------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)            5         5/105           --             --          5         4/88
-----------------------------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund - Inv.*(2) (10/87)         25         77/314          --             --         --           --

(1)The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Rating is for the investor share class only; other classes may have different performance characteristics.

(3)Effective September 30, 2004, Janus Special Equity Fund changed its name to Janus Contrarian Fund.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

Concentration may lead to greater price volatility.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Janus Contrarian Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


4  Janus Growth Funds  October 31, 2004

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Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the fund managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2004. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this annual report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees (and any related exchange fees); and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2004 to October 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                         Janus Growth Funds  October 31, 2004  5

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Janus Fund (unaudited)

================================================================================
Fund Strategy

This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the portfolio is invested in small and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Blaine Rollins
                                                               portfolio manager

Performance Overview

You, like me, invest in Janus Fund for growth - the growth of your money and the growth stocks that will bring you closer to your financial objective. During the period, we continued to find and invest in a number of compelling growth stocks for your Fund. Unfortunately, against a backdrop of economic uncertainty, the market chose not to recognize the same impressive qualities that we identified in these companies, and a number of our growth stocks simply did not grow.

During the 12 months ended October 31, 2004, value stocks outperformed growth stocks, a trend that is now in its fourth year, and small-cap stocks outperformed large-cap stocks, a trend that is now in its fifth year. During this same period, Janus Fund returned 0.75% compared to a 9.42% gain for the Fund's benchmark, the S&P 500(R) Index.

Investment Strategy in This Environment

As a fellow shareholder, I am as dissatisfied as you are with these results. My strategy is to invest in high-quality growth companies that I believe will deliver returns to shareholders, and when a few key Fund holdings don't - as was the case during this most recent 12-month period - Fund performance suffers. By the same token, when these stocks perform the way we expect them to, Fund performance benefits.

During the period, Comcast, Linear Technology and Maxim Integrated Circuits were three key holdings that did not meet our performance expectations, and because of the Fund's substantial weighting in each, combined they accounted for 2.3% of the Fund's underperformance.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                       October 31, 2004         October 31, 2003

Comcast Corp. - Special Class A                    7.2%                     7.4%
Time Warner, Inc.                                  7.0%                     5.1%
Maxim Integrated Products, Inc.                    6.7%                     6.2%
Cisco Systems, Inc.                                4.8%                     3.5%
Linear Technology Corp.                            4.7%                     6.2%
United Parcel Service, Inc. - Class B              3.1%                     2.3%
Univision Communications, Inc. -
  Class A                                          2.9%                     2.7%
Walgreen Co.                                       2.8%                     3.0%
Tyco International, Ltd.
  (New York Shares)                                2.4%                     1.4%
McDonald's Corp.                                   2.3%                     1.1%

While I deeply regret falling short of the Fund's performance goals for the year, I do not regret my decision to invest in these companies. Each has been a holding in the Fund for more than seven years and, over that period, each has delivered strong returns for the majority of the Fund's shareholders. Comcast has returned 80% since we first invested, Linear has gained 135%, and Maxim has delivered an even more impressive 140% return.

So while it may be difficult to see beyond what I believe are short-term setbacks, my long-term confidence in these three companies remains unshaken. Mike Dugas, a veteran analyst here at Janus, has been researching Maxim and Linear for years and arguably knows these two companies better than anyone on Wall Street. The same can be said of Janus analyst Brian Demain and his coverage of Comcast, a company he's analyzed from every imaginable angle. Mike and Brian continued to dig up information that supports our theory that Comcast, Maxim and Linear still possess the characteristics of high-quality growth companies.

A Detailed Discussion of Some of the Fund's Weakest and Strongest Stocks

Comcast took a hit in February after making a hostile takeover bid for media and entertainment giant Walt Disney Co. Comcast executives claimed their proposal for Disney was fair given Disney's weak results over the past three years, but Disney maintained it was too low and rebuffed the offer. I believe that Comcast has created significant value for its shareholders over the last 25 years, and its underlying assets continue to perform extremely well, which is why I continue to stand by the stock.


6  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Given disappointing sales forecasts from bellwether chip manufacturers Intel and Texas Instruments, as well as several analyst downgrades of the semiconductor sector, it's no surprise that Maxim and Linear were among the Fund's biggest detractors. Also working against these longtime holdings was a seasonal decline in chip stocks, although they generally bounce back as the holiday season approaches. While Maxim's and Linear's circuits can be found in everything from robotics to personal computers to medical equipment, the automotive industry - which needs chips to power dashboards, air-bag sensors and navigation systems - is their fastest-growing end market today. Our research shows that demand for their products will only increase. For these reasons, my confidence in Maxim and Linear remains high.

Unfortunately, the same can't be said of Charles Schwab Corp., another significant detractor. After owning the stock for many years, my patience was exhausted when the discount broker's earnings disappointed us quarter after quarter. Despite Schwab's laudable efforts to lower its cost structure, the company continued to struggle with declining online trading activity and asset inflows, as well as increased competition that has steadily eroded its market share. Management changes failed to improve matters. Therefore, I decided to sell the Fund's position in Schwab.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

    [The following table was depicted as a bar chart in the printed material]

                                                  S&P 500(R) Index    Janus Fund
                                                  ----------------    ----------
Semiconductor Components/Integrated Circuits            0.4%               11.4%
                      Diversified Operations            5.8%                7.5%
                            Cable Television            0.6%                7.2%
                                  Multimedia            2.0%                7.0%
                         Networking Products            1.2%                5.0%

Taking chips off the table in underperforming holdings like Schwab allowed me to reinvest those assets in higher-quality companies trading at more attractive valuations. Such was the case with Rio de Janeiro-based Companhia Vale do Rio Doce (CVRD). The world's largest iron ore producer has benefited from opening new mines and reviving old ones to meet the growing demand for metals needed to fuel China's booming economy. With iron ore prices forecasted to rise by 18% next year, I expect CVRD to continue to reward the Fund's shareholders.

Coach, another new holding and strong contributor, also meets my "trading at more attractive valuation" criterion. The luxury handbag and accessory maker has been on my radar screen for years. After its spin-off from parent company Sara Lee, I watched its stock rise uninterrupted while waiting patiently for an opportune time to buy. That time came in early August when, despite reporting fiscal fourth-quarter earnings that were double analysts' expectations, Coach's stock fell on fears that sales growth in Japan would slow. In addition to an appealing stock price, our research revealed an organization with tremendous top-line growth and significant free cash flow. Since my initial investment in the stock, Coach has rebounded nicely.

Seeding the Portfolio With Long-term Growers

While a handful of key holdings created a significant drag on the Fund's performance, overall the portfolio is a well-balanced mix of growth names that I and the analysts believe have the potential for long-term growth. In fact, one of the highlights during the period was the combined performance of the Fund's small- and mid-cap investments. I continually seed the bottom third of the portfolio with small- and mid-cap names that I believe have the potential over a five-year time horizon to evolve into large-cap companies. In fact, some of the large-cap stocks in the top third of the Fund today were once small- or mid-cap investments in the lower half of the portfolio.

Investment Strategy and Outlook

Going forward, I remain committed to finding companies that I believe exhibit profitable unit volume growth, margins that exceed those of their peers, low capital intensity, rising returns on capital and on equity, and intelligent capital allocation, which could include aggressive stock repurchases. Comcast, Linear and Maxim, as well as CVRD and Coach are just a few Fund holdings that exhibit these characteristics and that I believe will be great long-term contributors to the Fund's results.

In closing, I'd like to thank each of you for your continued investment in Janus Fund. Many of you are longtime shareholders in the Fund, and I appreciate your confidence in me and my ability to restore performance. I accept the responsibility of managing your money very seriously and believe the Fund is positioned well for the future, both in the near term and for the long run.


                                         Janus Growth Funds  October 31, 2004  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Fund (unaudited)

Performance
================================================================================

                         Initial Investment of $10,000

    [The following was depicted as a mountain chart in the printed material]

                    Janus Fund     S&P 500(R) Index
                    ----------     ----------------
 2/5/1970*         $   10,000         $   10,000
 2/28/1970         $   10,906         $   10,449
 3/31/1970         $   10,210         $   10,495
 4/30/1970         $    8,747         $    9,577
 5/31/1970         $    8,390         $    9,023
 6/30/1970         $    8,134         $    8,603
 7/31/1970         $    8,326         $    9,264
 8/31/1970         $    8,747         $    9,707
 9/30/1970         $    9,689         $   10,058
10/31/1970         $   10,192         $    9,975
11/30/1970         $   10,787         $   10,480
12/31/1970         $   11,537         $   11,106
 1/31/1971         $   12,196         $   11,586
 2/28/1971         $   12,626         $   11,721
 3/31/1971         $   13,989         $   12,183
 4/30/1971         $   14,575         $   12,657
 5/31/1971         $   14,401         $   12,162
 6/30/1971         $   14,282         $   12,203
 7/31/1971         $   14,181         $   11,730
 8/31/1971         $   15,041         $   12,186
 9/30/1971         $   14,941         $   12,131
10/31/1971         $   14,675         $   11,656
11/30/1971         $   14,117         $   11,659
12/31/1971         $   16,122         $   12,695
 1/31/1972         $   17,911         $   12,956
 2/29/1972         $   18,994         $   13,315
 3/31/1972         $   20,053         $   13,425
 4/30/1972         $   21,250         $   13,516
 5/31/1972         $   22,685         $   13,782
 6/30/1972         $   22,298         $   13,514
 7/31/1972         $   21,341         $   13,579
 8/31/1972         $   20,817         $   14,079
 9/30/1972         $   21,067         $   14,044
10/31/1972         $   20,919         $   14,210
11/30/1972         $   21,284         $   14,894
12/31/1972         $   21,842         $   15,106
 1/31/1973         $   20,427         $   14,881
 2/28/1973         $   19,514         $   14,356
 3/31/1973         $   19,514         $   14,368
 4/30/1973         $   19,252         $   13,818
 5/31/1973         $   19,263         $   13,593
 6/30/1973         $   19,332         $   13,538
 7/31/1973         $   19,651         $   14,089
 8/31/1973         $   19,640         $   13,609
 9/30/1973         $   20,073         $   14,190
10/31/1973         $   20,085         $   14,213
11/30/1973         $   17,848         $   12,637
12/31/1973         $   18,339         $   12,887
 1/31/1974         $   17,959         $   12,795
 2/28/1974         $   17,888         $   12,785
 3/31/1974         $   17,592         $   12,524
 4/30/1974         $   17,414         $   12,074
 5/31/1974         $   17,461         $   11,710
 6/30/1974         $   17,343         $   11,577
 7/31/1974         $   17,070         $   10,718
 8/31/1974         $   16,833         $    9,792
 9/30/1974         $   16,466         $    8,664
10/31/1974         $   17,924         $   10,121
11/30/1974         $   17,319         $    9,626
12/31/1974         $   17,082         $    9,476
 1/31/1975         $   17,183         $   10,682
 2/28/1975         $   17,625         $   11,363
 3/31/1975         $   17,877         $   11,651
 4/30/1975         $   19,176         $   12,245
 5/31/1975         $   19,996         $   12,829
 6/30/1975         $   20,728         $   13,441
 7/31/1975         $   19,176         $   12,575
 8/31/1975         $   19,101         $   12,354
 9/30/1975         $   18,382         $   11,969
10/31/1975         $   19,189         $   12,751
11/30/1975         $   19,719         $   13,110
12/31/1975         $   19,378         $   13,004
 1/31/1976         $   21,874         $   14,587
 2/29/1976         $   23,077         $   14,464
 3/31/1976         $   23,052         $   14,952
 4/30/1976         $   22,527         $   14,835
 5/31/1976         $   21,657         $   14,670
 6/30/1976         $   22,604         $   15,321
 7/31/1976         $   21,631         $   15,247
 8/31/1976         $   21,209         $   15,219
 9/30/1976         $   21,785         $   15,613
10/31/1976         $   21,388         $   15,322
11/30/1976         $   22,168         $   15,259
12/31/1976         $   23,295         $   16,116
 1/31/1977         $   22,423         $   15,354
 2/28/1977         $   22,141         $   15,074
 3/31/1977         $   21,654         $   14,915
 4/30/1977         $   21,808         $   14,977
 5/31/1977         $   21,987         $   14,684
 6/30/1977         $   23,654         $   15,409
 7/31/1977         $   23,000         $   15,172
 8/31/1977         $   22,603         $   14,956
 9/30/1977         $   22,872         $   14,979
10/31/1977         $   22,205         $   14,396
11/30/1977         $   23,705         $   14,851
12/31/1977         $   24,103         $   14,962
 1/31/1978         $   23,440         $   14,103
 2/28/1978         $   23,687         $   13,817
 3/31/1978         $   24,466         $   14,224
 4/30/1978         $   26,050         $   15,507
 5/31/1978         $   27,180         $   15,650
 6/30/1978         $   27,089         $   15,434
 7/31/1978         $   30,050         $   16,334
 8/31/1978         $   32,024         $   16,826
 9/30/1978         $   30,816         $   16,772
10/31/1978         $   26,375         $   15,310
11/30/1978         $   27,258         $   15,638
12/31/1978         $   27,921         $   15,945
 1/31/1979         $   28,803         $   16,652
 2/28/1979         $   27,814         $   16,117
 3/31/1979         $   29,108         $   17,078
 4/30/1979         $   29,549         $   17,186
 5/31/1979         $   28,864         $   16,812
 6/30/1979         $   30,295         $   17,544
 7/31/1979         $   31,148         $   17,779
 8/31/1979         $   33,432         $   18,805
 9/30/1979         $   33,980         $   18,886
10/31/1979         $   31,559         $   17,677
11/30/1979         $   35,411         $   18,517
12/31/1979         $   37,588         $   18,913
 1/31/1980         $   35,944         $   20,088
 2/29/1980         $   41,318         $   20,087
 3/31/1980         $   32,854         $   18,134
 4/30/1980         $   35,385         $   18,972
 5/31/1980         $   37,210         $   19,949
 6/30/1980         $   39,050         $   20,580
 7/31/1980         $   42,502         $   22,012
 8/31/1980         $   45,526         $   22,234
 9/30/1980         $   47,975         $   22,889
10/31/1980         $   49,750         $   23,352
11/30/1980         $   57,491         $   25,840
12/31/1980         $   56,948         $   25,060
 1/31/1981         $   52,989         $   24,012
 2/28/1981         $   52,814         $   24,429
 3/31/1981         $   57,181         $   25,406
 4/30/1981         $   59,685         $   24,914
 5/31/1981         $   66,382         $   24,978
 6/30/1981         $   64,518         $   24,822
 7/31/1981         $   61,840         $   24,873
 8/31/1981         $   56,832         $   23,437
 9/30/1981         $   54,095         $   22,282
10/31/1981         $   59,860         $   23,484
11/30/1981         $   61,083         $   24,453
12/31/1981         $   61,097         $   23,826
 1/31/1982         $   58,842         $   23,515
 2/28/1982         $   57,678         $   22,201
 3/31/1982         $   57,242         $   22,085
 4/30/1982         $   59,788         $   23,083
 5/31/1982         $   58,260         $   22,296
 6/30/1982         $   59,206         $   21,961
 7/31/1982         $   60,079         $   21,571
 8/31/1982         $   63,352         $   24,189
 9/30/1982         $   64,952         $   24,491
10/31/1982         $   72,225         $   27,310
11/30/1982         $   76,735         $   28,413
12/31/1982         $   79,808         $   28,960
 1/31/1983         $   82,826         $   30,037
 2/28/1983         $   86,522         $   30,725
 3/31/1983         $   90,520         $   31,861
 4/30/1983         $   99,572         $   34,371
 5/31/1983         $  101,986         $   34,072
 6/30/1983         $  105,984         $   35,398
 7/31/1983         $  101,986         $   34,353
 8/31/1983         $   99,723         $   34,869
 9/30/1983         $  102,288         $   35,350
10/31/1983         $   98,893         $   34,942
11/30/1983         $  100,251         $   35,679
12/31/1983         $  100,628         $   35,492
 1/31/1984         $   97,762         $   35,294
 2/29/1984         $   93,688         $   34,052
 3/31/1984         $   94,751         $   34,642
 4/30/1984         $   94,501         $   34,971
 5/31/1984         $   92,673         $   33,035
 6/30/1984         $   94,584         $   33,752
 7/31/1984         $   94,252         $   33,334
 8/31/1984         $  100,818         $   37,015
 9/30/1984         $  100,319         $   37,024
10/31/1984         $  101,317         $   37,167
11/30/1984         $   98,241         $   36,751
12/31/1984         $  100,485         $   37,719
 1/31/1985         $  105,852         $   40,657
 2/28/1985         $  107,150         $   41,156
 3/31/1985         $  106,544         $   41,183
 4/30/1985         $  106,457         $   41,144
 5/31/1985         $  111,910         $   43,521
 6/30/1985         $  114,334         $   44,203
 7/31/1985         $  115,286         $   44,138
 8/31/1985         $  114,939         $   43,762
 9/30/1985         $  110,872         $   42,393
10/31/1985         $  116,151         $   44,351
11/30/1985         $  121,517         $   47,393
12/31/1985         $  125,152         $   49,686
 1/31/1986         $  129,138         $   49,963
 2/28/1986         $  137,962         $   53,698
 3/31/1986         $  143,180         $   56,694
 4/30/1986         $  141,757         $   56,055
 5/31/1986         $  147,355         $   59,038
 6/30/1986         $  149,822         $   60,035
 7/31/1986         $  141,188         $   56,677
 8/31/1986         $  144,888         $   60,880
 9/30/1986         $  135,020         $   55,847
10/31/1986         $  140,144         $   59,068
11/30/1986         $  139,575         $   60,504
12/31/1986         $  139,195         $   58,960
 1/31/1987         $  150,306         $   66,899
 2/28/1987         $  156,196         $   69,542
 3/31/1987         $  157,727         $   71,549
 4/30/1987         $  155,254         $   70,914
 5/31/1987         $  156,431         $   71,529
 6/30/1987         $  161,497         $   75,141
 7/31/1987         $  172,687         $   78,947
 8/31/1987         $  174,925         $   81,893
 9/30/1987         $  173,394         $   80,097
10/31/1987         $  145,948         $   62,848
11/30/1987         $  142,414         $   57,668
12/31/1987         $  145,041         $   62,055
 1/31/1988         $  147,693         $   64,666
 2/29/1988         $  152,160         $   67,680
 3/31/1988         $  150,904         $   65,589
 4/30/1988         $  152,579         $   66,314
 5/31/1988         $  153,975         $   66,888
 6/30/1988         $  158,302         $   69,958
 7/31/1988         $  158,302         $   69,692
 8/31/1988         $  156,208         $   67,326
 9/30/1988         $  166,539         $   70,195
10/31/1988         $  169,051         $   72,149
11/30/1988         $  165,841         $   71,121
12/31/1988         $  169,086         $   72,362
 1/31/1989         $  179,919         $   77,661
 2/28/1989         $  178,016         $   75,725
 3/31/1989         $  189,142         $   77,492
 4/30/1989         $  202,318         $   81,515
 5/31/1989         $  219,446         $   84,813
 6/30/1989         $  216,811         $   84,332
 7/31/1989         $  237,745         $   91,946
 8/31/1989         $  246,822         $   93,744
 9/30/1989         $  253,703         $   93,364
10/31/1989         $  239,502         $   91,196
11/30/1989         $  242,577         $   93,056
12/31/1989         $  247,408         $   95,290
 1/31/1990         $  227,733         $   88,893
 2/28/1990         $  228,256         $   90,038
 3/31/1990         $  238,180         $   92,424
 4/30/1990         $  234,349         $   90,118
 5/31/1990         $  264,122         $   98,905
 6/30/1990         $  267,778         $   98,238
 7/31/1990         $  260,988         $   97,923
 8/31/1990         $  234,524         $   89,071
 9/30/1990         $  230,519         $   84,737
10/31/1990         $  230,693         $   84,376
11/30/1990         $  240,443         $   89,830
12/31/1990         $  245,571         $   92,332
 1/31/1991         $  260,885         $   96,354
 2/28/1991         $  277,981         $  103,244
 3/31/1991         $  292,405         $  105,744
 4/30/1991         $  292,049         $  105,995
 5/31/1991         $  299,351         $  110,567
 6/30/1991         $  287,597         $  105,502
 7/31/1991         $  307,720         $  110,419
 8/31/1991         $  320,186         $  113,035
 9/30/1991         $  316,980         $  111,143
10/31/1991         $  325,172         $  112,638
11/30/1991         $  313,775         $  108,099
12/31/1991         $  350,671         $  120,462
 1/31/1992         $  345,769         $  118,217
 2/29/1992         $  351,802         $  119,748
 3/31/1992         $  341,244         $  117,419
 4/30/1992         $  343,884         $  120,866
 5/31/1992         $  348,786         $  121,458
 6/30/1992         $  342,564         $  119,652
 7/31/1992         $  347,843         $  124,541
 8/31/1992         $  339,359         $  121,992
 9/30/1992         $  344,072         $  123,425
10/31/1992         $  355,573         $  123,852
11/30/1992         $  370,467         $  128,069
12/31/1992         $  374,745         $  129,641
 1/31/1993         $  378,356         $  130,724
 2/28/1993         $  384,575         $  132,506
 3/31/1993         $  394,405         $  135,302
 4/30/1993         $  382,368         $  132,032
 5/31/1993         $  388,587         $  135,564
 6/30/1993         $  394,004         $  135,960
 7/31/1993         $  394,204         $  135,414
 8/31/1993         $  404,436         $  140,551
 9/30/1993         $  407,043         $  139,474
10/31/1993         $  417,475         $  142,359
11/30/1993         $  411,457         $  141,002
12/31/1993         $  415,662         $  142,707
 1/31/1994         $  428,095         $  147,558
 2/28/1994         $  419,092         $  143,552
 3/31/1994         $  404,729         $  137,295
 4/30/1994         $  409,445         $  139,055
 5/31/1994         $  411,589         $  141,337
 6/30/1994         $  400,013         $  137,873
 7/31/1994         $  411,160         $  142,400
 8/31/1994         $  423,593         $  148,239
 9/30/1994         $  410,517         $  144,614
10/31/1994         $  420,592         $  147,863
11/30/1994         $  409,659         $  142,477
12/31/1994         $  411,072         $  144,591
 1/31/1995         $  417,201         $  148,341
 2/28/1995         $  429,459         $  154,122
 3/31/1995         $  439,528         $  158,669
 4/30/1995         $  446,751         $  163,342
 5/31/1995         $  462,511         $  169,870
 6/30/1995         $  478,928         $  173,816
 7/31/1995         $  500,597         $  179,580
 8/31/1995         $  504,319         $  180,031
 9/30/1995         $  516,357         $  187,629
10/31/1995         $  511,542         $  186,959
11/30/1995         $  527,740         $  195,166
12/31/1995         $  532,063         $  198,925
 1/31/1996         $  553,770         $  205,696
 2/29/1996         $  569,935         $  207,603
 3/31/1996         $  575,939         $  209,601
 4/30/1996         $  577,787         $  212,691
 5/31/1996         $  587,948         $  218,177
 6/30/1996         $  587,486         $  219,009
 7/31/1996         $  564,162         $  209,333
 8/31/1996         $  587,948         $  213,749
 9/30/1996         $  619,585         $  225,780
10/31/1996         $  615,428         $  232,007
11/30/1996         $  642,678         $  249,543
12/31/1996         $  636,409         $  244,599
 1/31/1997         $  665,822         $  259,880
 2/28/1997         $  665,822         $  261,917
 3/31/1997         $  634,847         $  251,160
 4/30/1997         $  657,493         $  266,149
 5/31/1997         $  691,070         $  282,353
 6/30/1997         $  718,921         $  295,003
 7/31/1997         $  775,924         $  318,475
 8/31/1997         $  740,004         $  300,634
 9/30/1997         $  784,514         $  317,099
10/31/1997         $  764,211         $  306,508
11/30/1997         $  770,198         $  320,697
12/31/1997         $  780,976         $  326,205
 1/31/1998         $  801,677         $  329,813
 2/28/1998         $  867,543         $  353,601
 3/31/1998         $  894,202         $  371,708
 4/30/1998         $  917,098         $  375,448
 5/31/1998         $  895,143         $  368,995
 6/30/1998         $  948,922         $  383,983
 7/31/1998         $  950,809         $  379,894
 8/31/1998         $  789,143         $  324,970
 9/30/1998         $  844,500         $  345,788
10/31/1998         $  879,727         $  373,915
11/30/1998         $  938,543         $  396,577
12/31/1998         $1,084,686         $  419,430
 1/31/1999         $1,183,323         $  436,969
 2/28/1999         $1,122,078         $  423,388
 3/31/1999         $1,207,821         $  440,327
 4/30/1999         $1,222,327         $  457,379
 5/31/1999         $1,201,052         $  446,579
 6/30/1999         $1,295,821         $  471,363
 7/31/1999         $1,261,330         $  456,645
 8/31/1999         $1,251,660         $  454,386
 9/30/1999         $1,275,513         $  441,929
10/31/1999         $1,378,986         $  469,895
11/30/1999         $1,435,718         $  479,447
12/31/1999         $1,595,890         $  507,684
 1/31/2000         $1,587,195         $  482,177
 2/29/2000         $1,677,043         $  473,050
 3/31/2000         $1,762,544         $  519,325
 4/30/2000         $1,670,160         $  503,703
 5/31/2000         $1,561,835         $  493,368
 6/30/2000         $1,644,437         $  505,532
 7/31/2000         $1,605,672         $  497,628
 8/31/2000         $1,755,298         $  528,538
 9/30/2000         $1,656,393         $  500,635
10/31/2000         $1,594,079         $  498,518
11/30/2000         $1,374,531         $  459,215
12/31/2000         $1,357,933         $  461,463
 1/31/2001         $1,468,477         $  477,835
 2/28/2001         $1,213,533         $  434,265
 3/31/2001         $1,113,187         $  406,754
 4/30/2001         $1,258,403         $  438,363
 5/31/2001         $1,252,692         $  441,300
 6/30/2001         $1,191,098         $  430,560
 7/31/2001         $1,119,714         $  426,321
 8/31/2001         $1,018,552         $  399,633
 9/30/2001         $  883,534         $  367,361
10/31/2001         $  901,890         $  374,367
11/30/2001         $  996,525         $  403,083
12/31/2001         $1,003,459         $  406,614
 1/31/2002         $  975,313         $  400,680
 2/28/2002         $  956,549         $  392,953
 3/31/2002         $1,002,643         $  407,732
 4/30/2002         $  936,562         $  383,012
 5/31/2002         $  928,404         $  380,190
 6/30/2002         $  839,887         $  353,109
 7/31/2002         $  761,976         $  325,590
 8/31/2002         $  772,582         $  327,720
 9/30/2002         $  713,435         $  292,104
10/31/2002         $  750,147         $  317,814
11/30/2002         $  791,346         $  336,520
12/31/2002         $  726,896         $  316,751
 1/31/2003         $  713,435         $  308,453
 2/28/2003         $  707,316         $  303,824
 3/31/2003         $  713,435         $  306,775
 4/30/2003         $  787,267         $  332,044
 5/31/2003         $  820,307         $  349,537
 6/30/2003         $  814,189         $  353,998
 7/31/2003         $  844,782         $  360,239
 8/31/2003         $  874,967         $  367,263
 9/30/2003         $  846,414         $  363,363
10/31/2003         $  918,614         $  383,920
11/30/2003         $  928,404         $  387,298
12/31/2003         $  957,365         $  407,609
 1/31/2004         $  960,221         $  415,091
 2/29/2004         $  950,023         $  420,860
 3/31/2004         $  933,299         $  414,511
 4/30/2004         $  930,851         $  408,003
 5/31/2004         $  954,510         $  413,602
 6/30/2004         $  979,800         $  421,646
 7/31/2004         $  921,469         $  407,689
 8/31/2004         $  905,153         $  409,339
 9/30/2004         $  910,456         $  413,772
10/31/2004         $  925,548         $  420,094

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------

                                     One         Five       Ten         Since
                                     Year        Year       Year      Inception*
--------------------------------------------------------------------------------
Janus Fund                           0.75%      (7.66)%      8.21%     13.92%
--------------------------------------------------------------------------------
S&P 500(R) Index                     9.42%      (2.22)%     11.01%     11.36%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Large-Cap
Growth Funds                      499/655     256/389      43/122       1/22
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - February 5, 1970

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value     Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                      $994.30                    $4.51
-------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                    $1,020.61                    $4.57
-------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------

The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                           Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Fund                                                    0.90%
--------------------------------------------------------------------------------
Large-Cap Growth Funds Average                                1.52%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Positive performance of holdings does not indicate positive portfolio returns.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry Average Annual Expense Ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


8  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 97.2%
Advertising Sales - 0.5%
    1,723,327   Lamar Advertising Co.* ..........................$    71,380,204

Aerospace and Defense - 3.3%
    3,334,415   Boeing Co. ......................................    166,387,309
      633,780   General Dynamics Corp. ..........................     64,721,614
    3,805,355   Lockheed Martin Corp. ...........................    209,637,006
                                                                     440,745,929

Airlines - 0.7%
    2,986,428   Ryanair Holdings PLC (ADR)*,**,# ................     85,949,398

Apparel Manufacturers - 0.6%
    5,848,713   Burberry Group PLC** ............................     41,875,262
      747,405   Coach, Inc.* ....................................     34,851,495
                                                                      76,726,757

Applications Software - 0.2%
      758,140   NAVTEQ Corp.*,# .................................     30,560,623

Athletic Footwear - 0%
       63,420   NIKE, Inc. - Class B ............................      5,156,680

Automotive - Truck Parts and Equipment - Original - 0.1%
      464,890   Autoliv, Inc. ...................................     19,874,048

Broadcast Services and Programming - 0.4%
    1,595,105   Clear Channel Communications, Inc. ..............     53,276,507

Building - Mobile Home and Manufactured Homes - 0.3%
    1,380,695   Winnebago Industries, Inc.(pound) ...............     43,353,823

Building - Residential and Commercial - 0.6%
       80,040   NVR, Inc.*,# ....................................     50,185,080
      289,045   Ryland Group, Inc.# .............................     27,572,003
                                                                      77,757,083

Building and Construction Products - Miscellaneous - 0.9%
    3,465,880   Masco Corp.# ....................................    118,741,049

Cable Television - 7.2%
   32,901,607   Comcast Corp. - Special Class A* ................    955,462,666

Chemicals - Specialty - 0.6%
      912,700   Ecolab, Inc.# ...................................     30,894,895
      918,530   Sigma-Aldrich Corp.# ............................     51,107,009
                                                                      82,001,904

Commercial Banks - 0.4%
        6,077   Mitsubishi Tokyo Financial Group, Inc.** ........     51,504,850

Commercial Services - Finance - 1.4%
    5,511,282   Paychex, Inc. ...................................    180,736,982

Computer Services - 0.5%
    4,153,705   Ceridian Corp.* .................................     71,651,411

Containers - Metal and Glass - 0.6%
    1,930,655   Ball Corp. ......................................     76,936,602

Containers - Paper and Plastic - 0.7%
    3,683,685   Bemis Company, Inc. .............................     97,507,142

Cosmetics and Toiletries - 1.6%
    1,131,300   Colgate-Palmolive Co. ...........................     50,478,606
    3,269,400   Procter & Gamble Co. ............................    167,327,892
                                                                     217,806,498

Cruise Lines - 0.4%
    1,022,275   Carnival Corp. (New York Shares) ................     51,686,224

Dental Supplies and Equipment - 0.4%
    1,518,787   Patterson Companies, Inc.*,# ....................     56,954,513

Diversified Minerals - 0.6%
    3,905,410   Companhia Vale do Rio Doce (ADR)* ...............     82,638,476

Diversified Operations - 7.5%
    3,432,780   3M Co. ..........................................    266,280,745
    3,934,185   Honeywell International, Inc. ...................    132,503,351
    1,908,570   Illinois Tool Works, Inc. .......................    176,122,840
    1,601,980   Pentair, Inc.# ..................................     59,882,012
    2,629,429   Smiths Group PLC** ..............................     35,917,602
   10,381,435   Tyco International, Ltd. (New York Shares) ......    323,381,699
                                                                     994,088,249

Diversified Operations-Commercial Services - 0.4%
    2,365,410   ARAMARK Corp.- Class B ..........................     53,339,996

E-Commerce/Products - 1.5%
    5,704,120   Amazon.com, Inc.*,# .............................    194,681,616

E-Commerce/Services - 1.0%
    1,344,657   eBay, Inc.* .....................................    131,251,970

Electronic Components - Semiconductors - 0.8%
    4,370,135   Texas Instruments, Inc. .........................    106,849,801

Fiduciary Banks - 2.5%
    7,873,520   Bank of New York Company, Inc.# .................    255,574,459
    1,846,892   Northern Trust Corp.# ...........................     78,566,786
                                                                     334,141,245

Finance - Credit Card - 0.7%
    3,438,150   MBNA Corp. ......................................     88,119,785

Finance - Investment Bankers/Brokers - 0.1%
      194,955   Goldman Sachs Group, Inc. .......................     19,179,673

Finance - Other Services - 0.1%
      105,635   Chicago Mercantile Exchange Holdings, Inc.# .....     18,563,239

Financial Guarantee Insurance - 1.7%
      694,615   MBIA, Inc.# .....................................     40,190,424
    2,925,232   MGIC Investment Corp.#,(pound) ..................    188,121,670
                                                                     228,312,094

Food - Retail - 0.4%
      687,020   Whole Foods Market, Inc.# .......................     55,944,039

Food - Wholesale/Distribution - 1.5%
    6,042,910   Sysco Corp. .....................................    195,004,706

Hazardous Waste Disposal - 0.2%
      632,425   Stericycle, Inc.*,# .............................     28,667,825

See Notes to Schedules of Investments and Financial Statements.


                                         Janus Growth Funds  October 31, 2004  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Human Resources - 0.8%
    3,955,635   Robert Half International, Inc. .................$   104,942,997

Industrial Automation and Robotics - 0.3%
      901,190   Rockwell Automation, Inc. .......................     37,570,611

Instruments - Scientific - 0.6%
      547,036   Dionex Corp.*,# .................................     30,634,016
      757,341   Fisher Scientific International, Inc.*,# ........     43,441,080
                                                                      74,075,096

Life and Health Insurance - 0.5%
    1,706,155   AFLAC, Inc.# ....................................     61,216,841

Machine Tools and Related Products - 0.5%
    1,327,470   Kennametal, Inc. ................................     61,767,179

Medical - Biomedical and Genetic - 0.1%
      422,365   Genentech, Inc.*,# ..............................     19,230,278

Medical - HMO - 0.4%
      671,370   UnitedHealth Group, Inc. ........................     48,607,188

Medical - Hospitals - 0.3%
      929,800   HCA, Inc.# ......................................     34,151,554

Medical Instruments - 0.9%
    1,569,825   St. Jude Medical, Inc.* .........................    120,201,500

Medical Products - 2.0%
    2,722,293   Stryker Corp.# ..................................    117,303,605
      387,811   Synthes, Inc. ...................................     41,187,468
    1,974,510   Varian Medical Systems, Inc.*,# .................     79,276,577
      380,490   Zimmer Holdings, Inc.* ..........................     29,522,219
                                                                     267,289,869

Metal Processors and Fabricators - 0.5%
    1,007,385   Precision Castparts Corp.# ......................     60,443,100

Multi-Line Insurance - 1.2%
    2,536,355   American International Group, Inc. ..............    153,982,112

Multimedia - 7.0%
   55,635,134   Time Warner, Inc.* ..............................    925,768,629

Networking Products - 5.0%
   33,403,950   Cisco Systems, Inc.* ............................    641,689,880
      770,040   Juniper Networks, Inc.*,# .......................     20,490,764
                                                                     662,180,644

Oil Companies - Exploration and Production - 0.3%
      803,020   Apache Corp.# ...................................     40,713,114

Oil Companies - Integrated - 0.4%
      575,000   BP PLC (ADR)** ..................................     33,493,750
      632,965   Suncor Energy, Inc. (New York Shares) ...........     21,584,107
                                                                      55,077,857

Optical Supplies - 1.3%
    2,478,325   Alcon, Inc. (New York Shares)**,# ...............    176,456,740

Pharmacy Services - 0.8%
    3,455,860   Caremark Rx, Inc.* ..............................    103,572,124

Property and Casualty Insurance - 0.7%
    2,312,750   W. R. Berkley Corp.# ............................     98,846,935

Reinsurance - 2.4%
          218   Berkshire Hathaway, Inc. - Class A* .............     18,366,500
       55,738   Berkshire Hathaway, Inc. - Class B*,# ...........    156,289,351
    1,208,025   PartnerRe, Ltd.# ................................     70,246,654
    1,622,685   RenaissanceRe Holdings, Ltd.# ...................     75,974,112
                                                                     320,876,617

Retail - Apparel and Shoe - 1.7%
    2,607,030   Foot Locker, Inc.# ..............................     63,611,532
    7,813,865   Gap, Inc.# ......................................    156,121,023
                                                                     219,732,555

Retail - Discount - 0.3%
      945,989   Costco Wholesale Corp. ..........................     45,350,713

Retail - Drug Store - 2.8%
   10,388,400   Walgreen Co.# ...................................    372,839,676

Retail - Office Supplies - 0.8%
    3,512,135   Staples, Inc. ...................................    104,450,895

Retail - Restaurants - 2.7%
   10,405,085   McDonald's Corp. ................................    303,308,227
    1,556,030   Outback Steakhouse, Inc.# .......................     61,603,228
                                                                     364,911,455

Schools - 1.1%
    1,817,125   Apollo Group, Inc. - Class A*,# .................    119,930,250
      253,240   Strayer Education, Inc.# ........................     24,574,410
                                                                     144,504,660

Semiconductor Components/Integrated Circuits - 11.4%
   16,385,885   Linear Technology Corp.(pound) ..................    620,697,324
   20,186,710   Maxim Integrated Products, Inc.(pound) ..........    888,013,372
                                                                   1,508,710,696

Soap and Cleaning Preparations - 0.5%
    2,608,355   Reckitt Benckiser PLC** .........................     71,402,848

Telecommunication Equipment - Fiber Optics - 0.9%
    9,895,935   Corning, Inc.* ..................................    113,308,456

Television - 3.1%
    3,007,606   British Sky Broadcasting Group PLC** ............     28,022,711
   12,416,447   Univision Communications, Inc. - Class A*,(pound)    384,413,199
                                                                     412,435,910
Therapeutics - 0.3%
    1,327,645   Gilead Sciences, Inc.* ..........................     45,976,346

Transportation - Railroad - 0.5%
    1,187,430   Canadian National Railway Co. (New York Shares)..     64,180,592

Transportation - Services - 3.1%
    5,218,035   United Parcel Service, Inc. - Class B# ..........    413,164,011

 See Notes to Schedules of Investments and Financial Statements.


10  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                               Value
================================================================================
Web Portals/Internet Service Providers - 0.6%
    2,074,860   Yahoo!, Inc.* ..................................$    75,089,183

Wireless Equipment - 1.0%
    8,471,855   Nokia Oyj (ADR)** ..............................    130,636,004
-------------------------------------------------------------------------------
Total Common Stock (cost $9,432,815,573) ....................... 12,910,218,592
-------------------------------------------------------------------------------
Corporate Bonds - 0.3%
Advertising Sales - 0.3%
  $36,420,000   Lamar Advertising Co., 2.875%
                 convertible senior notes
                 due 12/31/10 (cost $36,781,952) ...............     39,242,550
-------------------------------------------------------------------------------
Preferred Stock - 0.1%
Reinsurance - 0.1%
      211,000   PartnerRe, Ltd., 8.00% (cost $11,265,360) ......     11,026,860
-------------------------------------------------------------------------------
Money Market - 0.4%
                Janus Institutional Cash Reserve Fund
  $50,000,000    1.77% (cost $50,000,000) ......................     50,000,000
-------------------------------------------------------------------------------
Other Securities - 3.3%
    3,103,920   JPMorgan Chase Letter of Credit
                 expiration, 11/20/04+ .........................      3,103,920
    5,276,664   BNP Paribas Letter of Credit
                 expiration, 4/21/05+ ..........................      5,276,664
  426,885,181   State Street Navigator Securities Lending
                 Prime Portfolio + .............................    426,885,181
-------------------------------------------------------------------------------
Total Other Securities (cost $435,265,765) .....................    435,265,765
-------------------------------------------------------------------------------
Time Deposits - 1.5%
                Fifth Third Bank, ETD
  $49,200,000    1.79%, 11/1/04 ................................     49,200,000
                SunTrust Banks, Inc., ETD
  155,000,000    1.78125%, 11/1/04 .............................    155,000,000
-------------------------------------------------------------------------------
Total Time Deposits (cost $204,200,000) ........................    204,200,000
-------------------------------------------------------------------------------
Total Investments (total cost $10,170,328,650) - 102.8% ........ 13,649,953,767
-------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.8)%.   (372,480,670)
-------------------------------------------------------------------------------
Net Assets - 100% ..............................................$13,277,473,097
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                   Value       % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                            $   480,629,326                          3.5%
Brazil                                  82,638,476                          0.6%
Canada                                  85,764,698                          0.6%
Finland                                130,636,004                          1.0%
Ireland                                 85,949,398                          0.6%
Japan                                   51,504,850                          0.4%
Panama                                  51,686,224                          0.4%
Switzerland                            176,456,740                          1.3%
United Kingdom                         210,712,173                          1.5%
United States++                     12,293,975,878                         90.1%
--------------------------------------------------------------------------------
Total                              $13,649,953,767                        100.0%

++Includes Short-Term Securities and Other Securities (85.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and          Currency            Currency              Unrealized
Settlement Date           Units Sold        Value in $ U.S.          Gain/(Loss)
--------------------------------------------------------------------------------
British Pound
 11/19/04                  35,700,000        $ 65,303,720           $(1,279,130)
British Pound
 4/15/05                    3,500,000           6,336,509              (121,909)
Euro 4/15/05               58,300,000          74,182,733            (2,297,992)
Japanese Yen
 4/15/05                3,235,000,000          30,795,895            (1,179,490)
Swiss Franc 4/15/05        17,300,000          14,504,937              (739,820)
--------------------------------------------------------------------------------
Total                                        $191,123,794           $(5,618,341)

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Growth Funds  October 31, 2004  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Enterprise Fund (unaudited)

================================================================================
Fund Strategy

This diversified fund invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their business and grow.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Jonathan Coleman
                                                               portfolio manager

"Inaction is divine; yet it is against inaction that man has rebelled."

Romanian philosopher Emile Cioran wrote these words which hold some valuable insight into my approach to investing. Perhaps Cioran was an investor himself, because inaction is often a difficult but rewarding investing strategy. Sometimes, however, we as investors feel compelled to action. Frequently, that action is ruled by emotion which can overwhelm reason. When we buy a stock in your Fund, we do so with a consistent investment thesis that we hope will be more fully recognized by the market over time through an improving stock price. In short, we are looking for companies we believe have exciting growth opportunities, predictable revenue streams, expanding profit margins, and good balance sheet control.

One way of thinking about inaction, or patience, when it comes to investing is to look at the turnover rate of a fund. The turnover rate essentially measures what percentage of a fund's holdings change every year. For the 12 months ended October 31, 2004, Janus Enterprise Fund's turnover was 27%. For comparison's sake, according to the most recent 12-month data compiled by Morningstar*, the Fund's annualized turnover was 32% while the turnover for the domestic universe of mid-cap growth funds was 141%. While not a goal in and of itself, low turnover is a result of maintaining a consistent investment approach and finding the courage of conviction in our investment ideas when we believe we have an information advantage. Over time, I believe these principles provide us with the best opportunity to grow our capital in a good market environment and limit volatility in a bad market.

Low turnover has an additional benefit to you as a shareholder. One of the costs that is, quite frankly, more difficult to discern for an investor than it should be is the cost of trading the stocks in your mutual fund. I attempt to keep those costs as low as possible by being patient with our investments when our original thesis for investing in the company remains unchanged. While low turnover does not definitively correspond to better performance, it always correlates directly with lower trading costs and commissions.

Performance Overview

I'd now like to discuss the Fund's performance over the last 12 months in some greater detail, giving you some specific examples of stock picks that both helped and hurt performance.

For the 12 months ended October 31, 2004, the Fund gained 12.36%, outpacing its primary benchmark, the Russell Midcap(R) Growth Index, which gained 8.77% for the same time period. The Fund's results also surpassed those of its secondary benchmark, the S&P MidCap 400 Index, which returned 11.04% during the period.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                         October 31, 2004      October 31, 2003

Lamar Advertising Co.                                 2.9%                 2.5%
Ball Corp.                                            2.8%                 2.0%
Kinder Morgan, Inc.                                   2.8%                 2.6%
Starwood Hotels &
  Resorts Worldwide, Inc.                             2.5%                 1.5%
Berkshire Hathaway, Inc. - Class B                    2.4%                 2.3%
Harman International Industries, Inc.                 2.2%                 1.1%
EOG Resources, Inc.                                   2.1%                 1.6%
T. Rowe Price Group, Inc.                             2.0%                 1.4%
Murphy Oil Corp.                                      2.0%                 1.7%
Apollo Group, Inc. - Class A                          1.9%                 1.6%

While the broad market seemed caught in a trading range for most of the year, many small- and mid-cap stocks and indices gained ground, as smaller companies typically perform well early in an economic growth cycle. Concerns about rising raw materials prices, most notably oil and steel, and the June 2004 resumption of the Federal Reserve raising interest rates weighed on stock prices late in the period, but many mid-cap stocks were buoyed by strong earnings growth.

Contributors to Performance

Within sectors, the largest contributor to performance was the consumer discretionary sector, where our stock selections outperformed the Index. Also contributing positively to performance were sector-beating stock picks within the industrials, materials, and financials industries.

Among individual stock selections, a primary exhibit of the virtue of patience was our second-largest contributor to performance during the period, longtime holding Lamar Advertising, which appreciated 36.70%. In my 2003 fiscal year-end letter to you, Lamar was a company highlighted as a detractor, down slightly more than 10% in a year when the market surged. I remained


12  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

patient, hopeful the market would appreciate the attributes I liked in Lamar--its long-term contracts with advertisers on its billboards, its very high profit margins and its significant barriers to entry, given a strong desire in many communities to limit the number of new billboards created. While other areas of media face threats from alternative sources of entertainment, the billboard industry is more insulated from change. People in the United States drive to work every day. Congestion on highways creates longer commutes year after year. More stoppage time on highways means more time to read billboards--this makes them more valuable to advertisers, which can mean increased revenue to Lamar. I feel confident I could make the same case to you five years from now about Lamar. Although I did trim the position during the period, Lamar has consistently remained one of the top holdings of the Fund.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

    [The following table was depicted as a bar chart in the printed material]

                                             Russell Midcap(R)       Janus
                                               Growth Index     Enterprise Fund
                                               ------------     ---------------
    Electronic Components - Semiconductors           4.0%                   4.4%
Oil Companies - Exploration and Production           1.1%                   4.1%
             Commercial Services - Finance           1.6%                   3.4%
                         Hotels and Motels           1.6%                   3.2%
          Medical - Biomedical and Genetic           3.2%                   2.9%

Detractors from Performance

Within sectors, we experienced disappointing performance from our investments in the consumer staples and healthcare industries. Our staples stocks were down slightly during the period, while our healthcare investments appreciated but we were underweight relative to the Index in that strong-performing sector.

Inevitably, we have stock picks that disappoint us during the period, and this year was no exception. We try to learn from these mistakes and hope such lessons can provide us with more wisdom in the future.

Long-time holding Irish discount airline Ryanair was the single worst contributor to performance during the prior 12 months, declining 44.12%. Last winter, the airline surprised us by lowering its earnings guidance due to increased competition among low fare European airlines intent upon stealing Ryanair's market share. Investors' fears were compounded as the year progressed because oil prices continued to rise. Ryanair enters 2005 with virtually none of its fuel expense hedged under long-term contracts. While this near-term picture certainly appears bleak, we believe that Ryanair still possesses many positives. Most importantly, the company has the lowest cost structure of its competitors, which is vital when operating in a commodity business. The company operates a young fleet of fuel-efficient aircraft and its point-to-point flight plans (rather than the more traditional hub-and-spoke model) allows the company to generate more flight time per plane than competitors due to quicker turnaround times at ground stops. We have attempted to improve our understanding of short-term pricing trends by doing a weekly survey of Ryanair's fares.

Our fundamental reasons for investing in the company have not changed and I believe that our patience will be rewarded. There are some early signs this may happen. A number of discount airlines in Europe have ceased operations recently, done in by fare wars and high oil prices. Oil prices, while still quite high, have started to moderate slightly. In early November 2004 the company reported quarterly earnings that heartened many investors by showing that Ryanair could maintain good profitability even in a difficult environment. As a result, the stock rallied over 30% in the first week of November. We will continue to monitor the situation, balancing our assessment of the company's virtues with the valuation accorded the stock by the market.

A Strong Research Effort

As I look back on what has been a good year for the Fund's absolute and relative performance, I would like to acknowledge the work of our analyst team. Our group of 30 analysts does a great job uncovering new ideas for the Fund, as well as researching our existing holdings. They challenge my thinking, and they do so with our fundholders' best interests in mind. I am thankful and honored to have the opportunity to work with such a committed group of professionals.

As I did last year, I would like to close by reiterating to you that I am an investor alongside you in Janus Enterprise Fund. I still contribute a portion of every paycheck I receive to the Fund. As of October 31, 2004, my aggregate holdings of the Fund placed me as the largest investor with an account held directly at Janus in the Janus Enterprise Fund. Since becoming manager of the Fund in February 2002, I have not sold a single share of the Fund. I take the obligation of trust very seriously and work every day to support the trust you have placed in me and in Janus.

Thank you for your continued investment in Janus Enterprise Fund.

*Morningstar data as of 8/31/04


                                        Janus Growth Funds  October 31, 2004  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Enterprise Fund (unaudited)

Performance
================================================================================

                         Initial Investment of $10,000

    [The following was depicted as a mountain chart in the printed material]

             Janus Enterprise       S&P Midcap 400            Russell Midcap(R)
                  Fund                   Index                 Growth Index
             ----------------       --------------            -----------------
9/1/1992*         $ 10,000              $ 10,000                  $ 10,000
9/30/1992         $ 10,413              $ 10,140                  $ 10,219
10/31/1992        $ 11,393              $ 10,382                  $ 10,527
11/30/1992        $ 12,333              $ 10,963                  $ 11,192
12/31/1992        $ 12,973              $ 11,330                  $ 11,406
1/31/1993         $ 13,179              $ 11,472                  $ 11,541
2/28/1993         $ 12,826              $ 11,311                  $ 11,186
3/31/1993         $ 13,393              $ 11,701                  $ 11,510
4/30/1993         $ 12,832              $ 11,395                  $ 11,037
5/31/1993         $ 13,186              $ 11,914                  $ 11,558
6/30/1993         $ 13,259              $ 11,974                  $ 11,510
7/31/1993         $ 13,246              $ 11,951                  $ 11,474
8/31/1993         $ 13,513              $ 12,445                  $ 12,141
9/30/1993         $ 14,300              $ 12,577                  $ 12,286
10/31/1993        $ 14,594              $ 12,619                  $ 12,484
11/30/1993        $ 14,514              $ 12,340                  $ 12,194
12/31/1993        $ 15,001              $ 12,912                  $ 12,683
1/31/1994         $ 14,995              $ 13,212                  $ 13,010
2/28/1994         $ 14,858              $ 13,025                  $ 12,898
3/31/1994         $ 14,365              $ 12,421                  $ 12,290
4/30/1994         $ 14,132              $ 12,514                  $ 12,260
5/31/1994         $ 14,201              $ 12,395                  $ 12,278
6/30/1994         $ 14,009              $ 11,968                  $ 11,750
7/31/1994         $ 14,981              $ 12,374                  $ 12,075
8/31/1994         $ 15,652              $ 13,022                  $ 12,795
9/30/1994         $ 15,658              $ 12,779                  $ 12,584
10/31/1994        $ 16,719              $ 12,918                  $ 12,802
11/30/1994        $ 15,652              $ 12,336                  $ 12,237
12/31/1994        $ 16,339              $ 12,449                  $ 12,409
1/31/1995         $ 16,233              $ 12,579                  $ 12,558
2/28/1995         $ 16,617              $ 13,238                  $ 13,226
3/31/1995         $ 16,439              $ 13,468                  $ 13,751
4/30/1995         $ 16,140              $ 13,739                  $ 13,866
5/31/1995         $ 16,304              $ 14,070                  $ 14,208
6/30/1995         $ 17,328              $ 14,643                  $ 14,854
7/31/1995         $ 18,430              $ 15,407                  $ 15,789
8/31/1995         $ 18,992              $ 15,692                  $ 15,962
9/30/1995         $ 19,859              $ 16,072                  $ 16,317
10/31/1995        $ 19,304              $ 15,659                  $ 15,905
11/30/1995        $ 19,660              $ 16,343                  $ 16,616
12/31/1995        $ 20,792              $ 16,302                  $ 16,625
1/31/1996         $ 20,201              $ 16,538                  $ 16,919
2/29/1996         $ 21,126              $ 17,100                  $ 17,559
3/31/1996         $ 22,838              $ 17,305                  $ 17,697
4/30/1996         $ 23,513              $ 17,834                  $ 18,552
5/31/1996         $ 24,619              $ 18,075                  $ 18,931
6/30/1996         $ 24,164              $ 17,804                  $ 18,358
7/31/1996         $ 21,641              $ 16,599                  $ 16,933
8/31/1996         $ 23,179              $ 17,557                  $ 17,849
9/30/1996         $ 24,217              $ 18,322                  $ 18,982
10/31/1996        $ 23,634              $ 18,375                  $ 18,760
11/30/1996        $ 23,755              $ 19,411                  $ 19,865
12/31/1996        $ 23,214              $ 19,432                  $ 19,530
1/31/1997         $ 22,446              $ 20,161                  $ 20,394
2/28/1997         $ 21,932              $ 19,996                  $ 19,945
3/31/1997         $ 20,081              $ 19,143                  $ 18,818
4/30/1997         $ 20,168              $ 19,640                  $ 19,279
5/31/1997         $ 22,431              $ 21,357                  $ 21,007
6/30/1997         $ 23,420              $ 21,957                  $ 21,588
7/31/1997         $ 23,507              $ 24,131                  $ 23,655
8/31/1997         $ 23,578              $ 24,102                  $ 23,424
9/30/1997         $ 25,303              $ 25,487                  $ 24,609
10/31/1997        $ 24,416              $ 24,378                  $ 23,377
11/30/1997        $ 24,883              $ 24,739                  $ 23,623
12/31/1997        $ 25,725              $ 25,699                  $ 23,933
1/31/1998         $ 25,067              $ 25,210                  $ 23,502
2/28/1998         $ 27,177              $ 27,299                  $ 25,712
3/31/1998         $ 28,637              $ 28,530                  $ 26,789
4/30/1998         $ 28,848              $ 29,051                  $ 27,153
5/31/1998         $ 27,658              $ 27,744                  $ 26,036
6/30/1998         $ 30,047              $ 27,919                  $ 26,773
7/31/1998         $ 29,397              $ 26,836                  $ 25,626
8/31/1998         $ 23,345              $ 21,841                  $ 20,735
9/30/1998         $ 25,649              $ 23,879                  $ 22,304
10/31/1998        $ 27,295              $ 26,013                  $ 23,946
11/30/1998        $ 29,380              $ 27,312                  $ 25,561
12/31/1998        $ 34,408              $ 30,611                  $ 28,208
1/31/1999         $ 36,801              $ 29,420                  $ 29,054
2/28/1999         $ 35,301              $ 27,879                  $ 27,633
3/31/1999         $ 39,965              $ 28,658                  $ 29,172
4/30/1999         $ 43,005              $ 30,919                  $ 30,501
5/31/1999         $ 42,416              $ 31,053                  $ 30,109
6/30/1999         $ 44,667              $ 32,715                  $ 32,211
7/31/1999         $ 44,154              $ 32,020                  $ 31,185
8/31/1999         $ 46,453              $ 30,922                  $ 30,861
9/30/1999         $ 48,343              $ 29,968                  $ 30,598
10/31/1999        $ 55,706              $ 31,495                  $ 32,964
11/30/1999        $ 61,662              $ 33,148                  $ 36,378
12/31/1999        $ 76,350              $ 35,118                  $ 42,677
1/31/2000         $ 78,242              $ 34,129                  $ 42,668
2/29/2000         $ 96,914              $ 36,517                  $ 51,639
3/31/2000         $ 85,183              $ 39,574                  $ 51,692
4/30/2000         $ 74,398              $ 38,192                  $ 46,674
5/31/2000         $ 67,776              $ 37,715                  $ 43,272
6/30/2000         $ 78,860              $ 38,269                  $ 47,863
7/31/2000         $ 75,793              $ 38,874                  $ 44,832
8/31/2000         $ 85,751              $ 43,214                  $ 51,593
9/30/2000         $ 77,645              $ 42,918                  $ 49,071
10/31/2000        $ 68,125              $ 41,463                  $ 45,713
11/30/2000        $ 51,235              $ 38,333                  $ 35,779
12/31/2000        $ 53,048              $ 41,266                  $ 37,663
1/31/2001         $ 55,737              $ 42,185                  $ 39,814
2/28/2001         $ 43,587              $ 39,777                  $ 32,928
3/31/2001         $ 35,720              $ 36,820                  $ 28,215
4/30/2001         $ 40,958              $ 40,882                  $ 32,918
5/31/2001         $ 40,490              $ 41,834                  $ 32,764
6/30/2001         $ 38,728              $ 41,665                  $ 32,781
7/31/2001         $ 36,577              $ 41,044                  $ 30,570
8/30/2001         $ 33,311              $ 39,702                  $ 28,354
9/30/2001         $ 27,963              $ 34,763                  $ 23,668
10/31/2001        $ 29,546              $ 36,301                  $ 26,156
11/30/2001        $ 31,538              $ 39,002                  $ 28,972
12/31/2001        $ 31,867              $ 41,016                  $ 30,073
1/31/2002         $ 29,048              $ 40,803                  $ 29,097
2/28/2002         $ 27,525              $ 40,854                  $ 27,447
3/31/2002         $ 28,969              $ 43,774                  $ 29,542
4/30/2002         $ 28,331              $ 43,569                  $ 27,978
5/31/2002         $ 27,525              $ 42,834                  $ 27,143
6/30/2002         $ 25,593              $ 39,699                  $ 24,148
7/31/2002         $ 23,322              $ 35,850                  $ 21,802
8/31/2002         $ 23,213              $ 36,034                  $ 21,726
9/30/2002         $ 22,267              $ 33,131                  $ 20,000
10/31/2002        $ 22,834              $ 34,567                  $ 21,549
11/30/2002        $ 23,870              $ 36,567                  $ 23,236
12/31/2002        $ 22,854              $ 35,064                  $ 21,832
01/31/2003        $ 22,615              $ 34,039                  $ 21,617
02/28/2003        $ 22,416              $ 33,228                  $ 21,429
03/31/2003        $ 22,864              $ 33,509                  $ 21,828
04/30/2003        $ 24,298              $ 35,941                  $ 23,315
5/31/2003         $ 26,121              $ 38,920                  $ 25,558
6/30/2003         $ 26,658              $ 39,416                  $ 25,923
7/31/2003         $ 27,375              $ 40,815                  $ 26,849
8/31/2003         $ 28,620              $ 42,666                  $ 28,328
9/30/2003         $ 27,893              $ 42,013                  $ 27,778
10/31/2003        $ 29,895              $ 45,190                  $ 30,017
11/30/2003        $ 30,532              $ 46,764                  $ 30,820
12/31/2003        $ 31,040              $ 47,553                  $ 31,157
1/31/2004         $ 31,677              $ 48,584                  $ 32,185
2/29/2004         $ 32,275              $ 49,750                  $ 32,725
3/31/2004         $ 32,693              $ 49,961                  $ 32,663
4/30/2004         $ 32,325              $ 48,322                  $ 31,741
5/31/2004         $ 33,111              $ 49,324                  $ 32,490
6/30/2004         $ 33,918              $ 50,447                  $ 33,007
7/31/2004         $ 31,638              $ 48,093                  $ 30,821
8/31/2004         $ 31,588              $ 47,967                  $ 30,441
9/30/2004         $ 32,623              $ 49,387                  $ 31,577
10/31/2004        $ 33,589              $ 50,178                  $ 32,648

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                     One         Five        Ten        Since
                                     Year        Year        Year     Inception*
--------------------------------------------------------------------------------
Janus Enterprise Fund               12.36%      (9.62)%      7.23%       10.47%
--------------------------------------------------------------------------------
Russell Midcap(R) Growth Index       8.77%      (0.19)%      9.81%       10.22%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                11.04%       9.76 %     14.53%       14.18%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Mid-Cap
Growth Funds                       46/506     247/262      66/102        20/50
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - September 1, 1992

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value     Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                  $1,039.10                      $5.38
-------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                  $1,019.86                      $5.33
-------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                         Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Enterprise Fund                                  1.04%
--------------------------------------------------------------------------------
Mid-Cap Growth Funds Average                           1.69%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Funds that emphasize investments in medium-sized companies may experience greater price volatility.

Industry Average Annual Expense Ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.

Positive performance of holdings does not indicate positive portfolio returns.


14  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 98.7%
Advertising Agencies - 0.9%
    1,198,265   Interpublic Group of Companies, Inc.*,# .........$   14,690,729

Advertising Sales - 2.9%
    1,171,235   Lamar Advertising Co.* ..........................    48,512,554

Airlines - 0.8%
      451,493   Ryanair Holdings PLC (ADR)*,# ...................    12,993,969

Apparel Manufacturers - 0.3%
      121,255   Coach, Inc.* ....................................     5,654,121

Applications Software - 1.5%
      314,705   Citrix Systems, Inc.* ...........................     7,593,832
      425,360   NAVTEQ Corp.* ...................................    17,146,261
                                                                     24,740,093

Athletic Footwear - 0.9%
       60,121   Puma A.G. Rudolf Dassler Sport ..................    15,009,407

Audio and Video Products - 2.2%
      310,335   Harman International Industries, Inc. ...........    37,296,060

Automotive - Truck Parts and Equipment - Original - 0.8%
      260,450   Lear Corp.* .....................................    14,043,464

Building - Mobile Home and Manufactured Homes - 0.6%
      351,805   Thor Industries, Inc.# ..........................     9,783,697

Building - Residential and Commercial - 1.8%
       47,110   NVR, Inc.* ......................................    29,537,970

Building Products - Air and Heating - 1.0%
      460,590   American Standard Companies, Inc. ...............    16,843,776

Cable Television - 1.5%
      794,640   EchoStar Communications Corp. - Class A* ........    25,126,517

Casino Services - 0.1%
      116,595   Scientific Games Corp. - Class A* ...............     2,469,482

Cellular Telecommunications - 1.0%
      989,870   Nextel Partners, Inc. - Class A*,# ..............    16,669,411

Commercial Banks - 0.2%
       72,840   UCBH Holdings, Inc.# ............................     3,138,676

Commercial Services - 0.2%
       83,302   Iron Mountain, Inc.*,# ..........................     2,753,131

Commercial Services - Finance - 3.4%
      522,455   Jackson Hewitt Tax Service, Inc. ................    10,971,555
      252,933   Moody's Corp.# ..................................    19,680,716
      828,716   Paychex, Inc. ...................................    27,176,912
                                                                     57,829,183

Computer Services - 0.6%
      171,990   Affiliated Computer Services, Inc. - Class A# ...     9,382,055

Computers - 1.3%
      409,710   Apple Computer, Inc. ............................    21,522,066

Computers - Integrated Systems - 0.5%
      298,740   National Instruments Corp.# .....................     8,224,312

Containers - Metal and Glass - 2.8%
    1,193,060   Ball Corp. ......................................    47,543,441

Cruise Lines - 1.0%
      363,690   Royal Caribbean Cruises, Ltd.
                 (New York Shares)# .............................    16,947,954

Disposable Medical Products - 0.6%
      188,705   C.R. Bard, Inc.# ................................    10,718,444

Distribution/Wholesale - 0.6%
       83,065   CDW Corp.# ......................................     5,152,522
      116,630   United Stationers, Inc.* ........................     5,190,035
                                                                     10,342,557

Diversified Operations - 0.7%
      339,025   Pentair, Inc. ...................................    12,672,755

Diversified Operations - Commercial Services - 1.4%
    1,124,465   Cendant Corp. ...................................    23,152,734

E-Commerce/Services - 0.5%
       80,250   eBay, Inc.* .....................................     7,833,203

Electric Products - Miscellaneous - 1.4%
      705,580   AMETEK, Inc. ....................................    23,227,694

Electronic Components - Miscellaneous - 0.7%
      983,805   Flextronics International, Ltd.
                 (New York Shares)* .............................    11,854,850

Electronic Components - Semiconductors - 4.4%
    1,428,350   Advanced Micro Devices, Inc.# ...................    24,024,846
      248,630   Altera Corp. ....................................     5,651,360
      665,380   ATI Technologies, Inc. (New York Shares)# .......    12,010,109
      455,405   International Rectifier Corp.* ..................    18,102,348
      799,085   National Semiconductor Corp.# ...................    13,344,720
                                                                     73,133,383
Electronic Design Automation - 0.5%
      740,670   Cadence Design Systems, Inc.* ...................     9,213,935

Enterprise Software/Services - 0.5%
      474,280   BMC Software, Inc.# .............................     8,973,378

Entertainment Software - 0.5%
      181,835   Electronic Arts, Inc.* ..........................     8,168,028

Fiduciary Banks - 1.9%
      253,462   Investors Financial Services Corp.# .............     9,755,752
      529,390   Northern Trust Corp. ............................    22,520,251
                                                                     32,276,003

Finance - Other Services - 0.8%
       74,910   Chicago Mercantile Exchange Holdings, Inc.# .....    13,163,934

Financial Guarantee Insurance - 0.4%
      106,640   MGIC Investment Corp. ...........................     6,858,018

Food - Dairy Products - 1.2%
      681,707   Dean Foods Co.* .................................    20,348,954

Hospital Beds and Equipment - 0.7%
      222,560   Kinetic Concepts, Inc.* .........................    11,090,165

Hotels and Motels - 3.2%
      234,490   Marriott International, Inc. - Class A ..........    12,777,360
      855,015   Starwood Hotels & Resorts Worldwide, Inc. .......    40,809,866
                                                                     53,587,226

Human Resources - 2.1%
      540,525   Manpower, Inc. ..................................    24,458,756
      433,560   Robert Half International, Inc. .................    11,502,347
                                                                     35,961,103

Independent Power Producer - 1.0%
    1,627,525   Reliant Energy, Inc.*,# .........................    16,730,957

Industrial Automation and Robotics - 0.4%
      164,585   Rockwell Automation, Inc. .......................     6,861,549

Instruments - Scientific - 1.9%
      543,437   Fisher Scientific International, Inc.* ..........    31,171,546

Internet Security - 0.7%
      511,180   Check Point Software Technologies, Ltd.
                 (New York Shares)* .............................    11,563,403

Investment Management and Advisory Services - 2.0%
      616,820   T. Rowe Price Group, Inc.# ......................    34,400,051

Leisure and Recreation Products - 0.7%
      268,405   Brunswick Corp. .................................    12,593,563

Medical - Biomedical and Genetic - 2.9%
      900,230   Celgene Corp.*,# ................................    26,664,813
      384,380   Invitrogen Corp.*,# .............................    22,255,602
                                                                     48,920,415

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Growth Funds  October 31, 2004  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Enterprise Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                             Value
================================================================================
Medical - Drugs - 1.7%
      218,975   Elan Corporation PLC (ADR)*,# ...................$    5,649,555
      119,655   Merck KGaA ......................................     6,651,473
      352,714   Pharmion Corp.* .................................    16,207,208
                                                                     28,508,236

Medical - Generic Drugs - 0.5%
      211,770   Barr Pharmaceuticals, Inc.# .....................     7,973,141

Medical - HMO - 0.7%
      300,352   Conventry Health Care, Inc.* ....................    12,284,397

Medical Instruments - 1.8%
      392,035   St. Jude Medical, Inc.* .........................    30,018,120

Medical Products - 2.2%
      116,595   Henry Schein, Inc.* .............................     7,372,302
      210,217   INAMED Corp.* ...................................    11,173,033
       89,000   Synthes, Inc.* ..................................     9,452,245
      233,385   Varian Medical Systems, Inc.* ...................     9,370,408
                                                                     37,367,988

Miscellaneous Manufacturing - 1.1%
    8,504,360   FKI PLC .........................................    18,621,205

Motion Pictures and Services - 0.2%
       96,715   DreamWorks Animation SKG, Inc. - Class A ........     3,776,721

Multi-Line Insurance - 0.8%
      476,160   Assurant, Inc. ..................................    12,846,797

Oil Companies - Exploration and Production - 4.1%
      534,845   EOG Resources, Inc. .............................    35,599,282
      426,045   Murphy Oil Corp. ................................    34,092,121
                                                                     69,691,403

Optical Supplies - 0.5%
      115,250   Alcon, Inc. (New York Shares) ...................     8,205,800

Pipelines - 2.8%
      723,901   Kinder Morgan, Inc.# ............................    46,597,507

Property and Casualty Insurance - 1.0%
      389,155   W. R. Berkley Corp. .............................    16,632,485

Publishing - Newspapers - 0.5%
      124,380   McClatchy Co. - Class A# ........................     8,644,410

Radio - 0.2%
      140,330   Westwood One, Inc.* .............................     3,238,816

Recreational Vehicles - 0.8%
      240,990   Polaris Industries, Inc.# .......................    14,302,757

Reinsurance - 2.4%
       14,430   Berkshire Hathaway, Inc. - Class B* .............    40,461,720

Respiratory Products - 0.8%
      249,795   Respironics, Inc.* ..............................    12,762,027

Retail - Auto Parts - 1.1%
      279,216   Advance Auto Parts, Inc.* .......................    10,922,930
       90,965   AutoZone, Inc. ..................................     7,441,847
                                                                     18,364,777

Retail - Discount - 0.1%
       93,105   Fred's, Inc. ....................................     1,632,131

Retail - Office Supplies - 1.4%
      801,157   Staples, Inc. ...................................    23,826,409

Retail - Restaurants - 2.1%
      206,455   Outback Steakhouse, Inc.# .......................     8,173,553
      615,521   Yum! Brands, Inc. ...............................    26,775,164
                                                                     34,948,717

Schools - 2.4%
      473,339   Apollo Group, Inc. - Class A ....................    31,240,374
       90,535   Strayer Education, Inc. .........................     8,785,516
                                                                     40,025,890

Semiconductor Components/Integrated Circuits - 1.7%
      246,900   Linear Technology Corp. .........................     9,352,572
      662,340   Marvell Technology Group, Ltd.*,# ...............    18,923,054
                                                                     28,275,626

Semiconductor Equipment - 1.4%
      258,550   KLA-Tencor Corp.*,# .............................    11,771,782
      433,920   Novellus Systems, Inc.* .........................    11,242,867
                                                                     23,014,649

Telecommunication Equipment - 0.4%
      368,520   UTStarcom, Inc.*,# ..............................     6,309,062

Telecommunication Services - 0.9%
      611,140   Amdocs, Ltd. (New York Shares)* .................    15,370,171

Television - 1.2%
      672,918   Univision Communications, Inc. - Class A* .......    20,833,541

Textile-Home Furnishings - 1.0%
      200,485   Mohawk Industries, Inc.* ........................    17,057,264

Therapeutics - 2.5%
      366,228   Gilead Sciences, Inc.* ..........................    12,682,476
      236,480   MGI Pharma, Inc.*,# .............................     6,306,922
      486,527   Neurocrine Biosciences, Inc.* ...................    22,647,831
                                                                     41,637,229

Toys - 1.0%
    1,054,122   Marvel Enterprises, Inc.* .......................    16,233,479

Transportation - Railroad - 0.6%
      183,385   Canadian National Railway Co. (New York Shares)..     9,911,959

Transportation - Services - 0.8%
      226,860   Expeditors International of Washington, Inc.# ...    12,953,706
--------------------------------------------------------------------------------
Total Common Stock (cost $1,211,943,869) ........................ 1,657,858,056
--------------------------------------------------------------------------------
Other Securities - 10.9%
  183,758,821   State Street Navigator Securities Lending
                 Prime Portfolio+ (cost $183,758,821) ...........   183,758,821
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 0.2%
                Federal Home Loan Bank System
   $3,000,000    1.69%, 11/1/04 (amortized cost $3,000,000) .....     3,000,000
--------------------------------------------------------------------------------
Time Deposit - 1.2%
                SunTrust Banks, Inc., ETD
   20,500,000    1.78125%, 11/1/04 (cost $20,500,000) ...........    20,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,419,202,690) - 111.0% .......... 1,865,116,877
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (11.0)%.  (185,158,831)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$1,679,958,046
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                   Value       % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                            $   18,923,054                           1.0%
Canada                                 21,922,068                           1.2%
Germany                                21,660,880                           1.2%
Ireland                                18,643,524                           1.0%
Israel                                 11,563,403                           0.6%
Liberia                                16,947,954                           0.9%
Singapore                              11,854,850                           0.7%
Switzerland                             8,205,800                           0.4%
United Kingdom                         33,991,376                           1.8%
United States++                     1,701,403,968                          91.2%
--------------------------------------------------------------------------------
Total                              $1,865,116,877                         100.0%

++Includes Short-Term Securities and Other Securities (80.1% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.


16  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Mercury Fund (unaudited)

================================================================================
Fund Strategy

This diversified fund looks to invest in what we believe are strong companies
- of any size, in any industry - around the world.
================================================================================

                                                               [PHOTO OMITTED]
                                                               David Corkins
                                                               portfolio manager

Performance Overview

During the 12 months ended October 31, 2004, the broader equity markets rose on hopes for an extended economic recovery and subsequently sagged amid a slower growth rate, yet finished with a gain. Against this backdrop, Janus Mercury Fund returned 7.39%, trailing its primary benchmark, the S&P 500(R) Index, which gained 9.42% but outperforming its secondary benchmark, the Russell 1000(R) Growth Index, which advanced 3.38%.

Although narrowly underperforming the S&P 500(R) Index, the Fund once again delivered strong, competitive, absolute returns to shareholders. In fact, according to Lipper, Inc., a mutual fund rating company, for the year ended October 31, 2004, the Fund ranked in the 1st quartile among large-cap growth funds, placing 47th out of 655 funds based on total returns. While strong absolute fund performance is our ultimate goal, it's gratifying to outperform the majority of our peers and, as manager of the Fund, it's one of the many things I strive for. Therefore, I'm pleased to report that since assuming leadership of Janus Mercury Fund on February 28, 2003, it has been a top-quartile performer, ranking 76th among 627 large-cap growth funds as of October 31, 2004 (see chart on the following page for complete Lipper rankings).

As for the slight gap in performance between the Fund and the S&P 500(R) Index, the divergence can be explained in part to a smaller position than the Index in the energy sector, which enjoyed increased profits as oil prices spiked to record highs. A significantly larger stake than the Index in the struggling media group also held back our performance. Meanwhile, a number of the Fund's investments in the transportation industry as well as in the pharmaceuticals and biotechnology group enabled it to gain ground against the Index.

Investment Strategy in This Environment

We manage the Fund for shareholders who want more aggressive long-term exposure to the equity markets. We tend to gravitate to companies that we believe have good growth trends and sustainable competitive advantages within the large- and mid-cap areas of the market. During this somewhat volatile period, we made a conscious effort to better balance the Fund's exposure across an assortment of groups with the intention of reducing the risk tied to the market's frequent sector rotations. In turn, some of the positions initiated in Janus Mercury Fund include global shipper FedEx, apparel company Nike and insurance holding firm MGIC Investment Corp. We also trimmed some of our larger holdings to generally a maximum 5% weighting and enhanced the overall quality of the Fund by exiting companies with less-attractive business models. Similarly, our investment team sought out more steady-growth businesses for the Fund, as the yield curve on Federal debt issues suggested a slowdown in the economy. In summary, the Fund continues to offer shareholders broad exposure to the equity market, a quality that is likely most appealing to the longer-term investor looking to ride through shorter-term volatility.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                     October 31, 2004           October 31, 2003
Liberty Media Corp. -
Class A                                          4.5%                      5.7%
Tyco International, Ltd.
 (New York Shares)                               4.0%                      3.1%
Berkshire Hathaway, Inc. - Class B               3.8%                      4.1%
Roche Holding A.G.                               3.7%                      2.3%
Yahoo!, Inc.                                     3.2%                      3.6%
Canadian National Railway Co.
  (New York Shares)                              3.2%                      1.8%
Microsoft Corp.                                  3.1%                      2.0%
UnitedHealth Group, Inc.                         3.0%                      2.1%
Time Warner, Inc.                                3.0%                      2.6%
JPMorgan Chase & Co.                             2.9%                       --

Portfolio Composition

As of October 31, 2004, domestic equities accounted for 80.0% of the Fund's total net assets. Additionally, foreign stocks represented 19.9% of the Fund's total net assets and the top 10 equity holdings were 34.4% of total net assets.


                                        Janus Growth Funds  October 31, 2004  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Mercury Fund (unaudited)

Media and Software Stocks Were Among the Fund's Weaker Performers

As the economic outlook dimmed slightly through the second half of the period, so, too, did the prospects for advertising- and subscriber-driven media outfits. One fund holding that was tripped up by the shift in expectations was satellite broadcaster British Sky Broadcasting Group (BSkyB) of the United Kingdom. With Rupert Murdoch's son James now at the helm, BSkyB has shifted its emphasis on growing near-term profits to a longer-term focus on attracting new subscribers by offering high-tech services like video on demand. As this effort will require the addition of expensive infrastructure, margins will likely be squeezed for at least the next couple of years. This fundamental change in the company's business model drastically altered our risk-reward scenario for the stock, so we sold BSkyB at a loss.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

    [The following table was depicted as a bar chart in the printed material]

                                     S&P 500(R) Index         Janus Mercury Fund
                                     ----------------         ------------------
              Diversified Operations        5.8%                       6.8%
                     Medical - Drugs        5.4%                       6.7%
  Broadcast Services and Programming        0.2%                       5.9%
Finance - Investment Bankers/Brokers        5.4%                       5.6%
                    Cable Television        0.6%                       4.3%
--------------------------------------------------------------------------------

Mercury Interactive Corp., a software provider for the business technology optimization market, was another of our biggest disappointments. Before investing, we did an exceptional amount of legwork on the name, rigorously analyzing the business, meeting with management and talking with competitors. We believed we had a good handle on the company and looked forward to a successful relationship. But Mercury's stock skidded after second-quarter earnings missed expectations. Our business model, based on input from management, did not jibe with the company's explanation for those weak results, so we decided to cut our losses and exit our investment in Mercury.

Strong Performers Included Internet, Healthcare and Pharmaceutical Holdings

In a sector offering decidedly mixed returns, Internet services developer Yahoo! was a standout. In fact, Yahoo! contributed the largest gains to the Fund's performance during the period. The electronic media pioneer has continued to benefit from online advertising growth as it takes market share from other promotional vehicles such as newspapers and radio. Additionally, a shift in focus from high-volume Internet advertising to high-revenue sponsored-search services has paid off.

When facing market uncertainties, many investors turned to the steady earnings generators found in the health care service group. One such holding was health insurer UnitedHealth Group, where fundamentals continued to improve as medical cost increases decelerated, reflecting lower hospital and prescription drug costs, and customer premiums edged higher. Also, despite slower employment growth, which typically leads to decreased enrollment growth, UnitedHealth managed incremental gains in membership.

Although issues surrounding the presidential campaign pressured many large pharmaceutical concerns, the Fund enjoyed a lift from Roche Holdings AG of Switzerland. Roche boasts an impressive product pipeline, which includes anticancer drug Avastin. Furthermore, management has been restructuring the company's balance sheet and cutting costs.

Investment Strategy

As a fellow shareholder in Janus Mercury Fund, I, like you, have invested in anticipation of a healthy return over time. That's why, when considering stocks for the Fund, we carefully examine how underlying company fundamentals will drive performance in both the short and long term. While I am mindful of the fact that sector rotations in the market often weigh down short-term results, my firm belief in Janus' rigorous research approach gives me confidence that any fund holdings currently out of favor will deliver down the road. Our research coverage has never been deeper than or as broad as it is today and continues to expand with the addition of Chief Investment Officer Gary Black and several new research analysts and associates. Together, we will continue to employ a research-intensive, bottom-up strategy to choose stocks we believe will deliver strong, long-term results for our shareholders.

Thank you for your investment in Janus Mercury Fund


18  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Performance
================================================================================

                         Initial Investment of $10,000

    [The following was depicted as a mountain chart in the printed material]

                Janus Mercury             S&P 500(R)          Russell 1000(R)
                     Fund                  Index               Growth Index
                -------------            -----------          ---------------
 5/3/1993*          $ 10,000              $ 10,000               $ 10,000
 5/31/1993          $ 10,440              $ 10,212               $ 10,259
 6/30/1993          $ 10,780              $ 10,242               $ 10,166
 7/31/1993          $ 10,500              $ 10,201                $ 9,984
 8/31/1993          $ 10,940              $ 10,588               $ 10,394
 9/30/1993          $ 11,350              $ 10,507               $ 10,317
10/31/1993          $ 11,700              $ 10,724               $ 10,604
11/30/1993          $ 11,360              $ 10,622               $ 10,533
12/31/1993          $ 11,980              $ 10,750               $ 10,714
 1/31/1994          $ 12,620              $ 11,116               $ 10,963
 2/28/1994          $ 12,840              $ 10,814               $ 10,762
 3/31/1994          $ 12,660              $ 10,343               $ 10,242
 4/30/1994          $ 12,890              $ 10,475               $ 10,289
 5/31/1994          $ 12,430              $ 10,647               $ 10,444
 6/30/1994          $ 11,830              $ 10,386               $ 10,136
 7/31/1994          $ 12,370              $ 10,727               $ 10,482
 8/31/1994          $ 13,390              $ 11,167               $ 11,065
 9/30/1994          $ 13,550              $ 10,894               $ 10,916
10/31/1994          $ 14,120              $ 11,139               $ 11,172
11/30/1994          $ 13,860              $ 10,733               $ 10,814
12/31/1994          $ 13,880              $ 10,892               $ 10,995
 1/31/1995          $ 14,012              $ 11,175               $ 11,230
 2/28/1995          $ 14,339              $ 11,610               $ 11,701
 3/31/1995          $ 14,543              $ 11,953               $ 12,042
 4/30/1995          $ 15,144              $ 12,305               $ 12,305
 5/31/1995          $ 15,634              $ 12,796               $ 12,734
 6/30/1995          $ 16,552              $ 13,094               $ 13,225
 7/31/1995          $ 17,663              $ 13,528               $ 13,775
 8/31/1995          $ 17,877              $ 13,562               $ 13,790
 9/30/1995          $ 18,438              $ 14,134               $ 14,425
10/31/1995          $ 17,724              $ 14,084               $ 14,435
11/30/1995          $ 18,510              $ 14,702               $ 14,996
12/31/1995          $ 18,461              $ 14,985               $ 15,082
 1/31/1996          $ 19,059              $ 15,495               $ 15,587
 2/29/1996          $ 19,854              $ 15,639               $ 15,872
 3/31/1996          $ 19,957              $ 15,789               $ 15,892
 4/30/1996          $ 20,786              $ 16,022               $ 16,311
 5/31/1996          $ 21,177              $ 16,435               $ 16,880
 6/30/1996          $ 20,325              $ 16,498               $ 16,903
 7/31/1996          $ 18,887              $ 15,769               $ 15,913
 8/31/1996          $ 20,348              $ 16,102               $ 16,324
 9/30/1996          $ 21,684              $ 17,008               $ 17,512
10/31/1996          $ 20,947              $ 17,477               $ 17,618
11/30/1996          $ 21,799              $ 18,798               $ 18,941
12/31/1996          $ 21,722              $ 18,426               $ 18,570
 1/31/1997          $ 22,853              $ 19,577               $ 19,872
 2/28/1997          $ 21,814              $ 19,730               $ 19,738
 3/31/1997          $ 20,460              $ 18,920               $ 18,670
 4/30/1997          $ 20,815              $ 20,049               $ 19,909
 5/31/1997          $ 22,301              $ 21,270               $ 21,346
 6/30/1997          $ 23,195              $ 22,223               $ 22,200
 7/31/1997          $ 25,233              $ 23,991               $ 24,164
 8/31/1997          $ 23,826              $ 22,647               $ 22,750
 9/30/1997          $ 25,220              $ 23,887               $ 23,869
10/31/1997          $ 24,523              $ 23,090               $ 22,987
11/30/1997          $ 24,483              $ 24,158               $ 23,963
12/31/1997          $ 24,303              $ 24,573               $ 24,232
 1/31/1998          $ 25,143              $ 24,845               $ 24,956
 2/28/1998          $ 27,529              $ 26,637               $ 26,834
 3/31/1998          $ 28,840              $ 28,001               $ 27,903
 4/30/1998          $ 29,988              $ 28,283               $ 28,289
 5/31/1998          $ 29,134              $ 27,797               $ 27,487
 6/30/1998          $ 31,815              $ 28,926               $ 29,170
 7/31/1998          $ 31,712              $ 28,618               $ 28,977
 8/31/1998          $ 26,380              $ 24,480               $ 24,628
 9/30/1998          $ 29,605              $ 26,048               $ 26,520
10/31/1998          $ 30,591              $ 28,167               $ 28,652
11/30/1998          $ 32,624              $ 29,874               $ 30,831
12/31/1998          $ 38,496              $ 31,596               $ 33,611
 1/31/1999          $ 43,766              $ 32,917               $ 35,585
 2/28/1999          $ 42,233              $ 31,894               $ 33,959
 3/31/1999          $ 47,614              $ 33,170               $ 35,747
 4/30/1999          $ 50,153              $ 34,455               $ 35,793
 5/31/1999          $ 47,358              $ 33,641               $ 34,693
 6/30/1999          $ 51,191              $ 35,508               $ 37,123
 7/31/1999          $ 49,115              $ 34,399               $ 35,943
 8/31/1999          $ 50,456              $ 34,229               $ 36,531
 9/30/1999          $ 52,931              $ 33,291               $ 35,763
10/31/1999          $ 56,907              $ 35,398               $ 38,464
11/30/1999          $ 63,118              $ 36,117               $ 40,539
12/31/1999          $ 75,541              $ 38,244               $ 44,756
 1/31/2000          $ 75,507              $ 36,323               $ 42,657
 2/29/2000          $ 84,629              $ 35,635               $ 44,742
 3/31/2000          $ 85,232              $ 39,121               $ 47,945
 4/30/2000          $ 77,731              $ 37,944               $ 45,663
 5/31/2000          $ 70,765              $ 37,166               $ 43,364
 6/30/2000          $ 72,903              $ 38,082               $ 46,651
 7/31/2000          $ 71,627              $ 37,487               $ 44,706
 8/31/2000          $ 77,162              $ 39,815               $ 48,754
 9/30/2000          $ 73,369              $ 37,713               $ 44,142
10/31/2000          $ 69,989              $ 37,554               $ 42,053
11/30/2000          $ 58,488              $ 34,593               $ 35,854
12/31/2000          $ 58,353              $ 34,762               $ 34,720
 1/31/2001          $ 61,186              $ 35,996               $ 37,118
 2/28/2001          $ 49,424              $ 32,714               $ 30,817
 3/31/2001          $ 44,173              $ 30,641               $ 27,463
 4/30/2001          $ 51,627              $ 33,022               $ 30,937
 5/31/2001          $ 50,250              $ 33,244               $ 30,481
 6/30/2001          $ 48,323              $ 32,434               $ 29,775
 7/31/2001          $ 45,609              $ 32,115               $ 29,031
 8/31/2001          $ 41,085              $ 30,105               $ 26,657
 9/30/2001          $ 37,152              $ 27,674               $ 23,996
10/31/2001          $ 37,644              $ 28,201               $ 25,255
11/30/2001          $ 40,200              $ 30,365               $ 27,681
12/31/2001          $ 40,977              $ 30,631               $ 27,629
 1/31/2002          $ 39,676              $ 30,184               $ 27,141
 2/28/2002          $ 37,055              $ 29,601               $ 26,014
 3/31/2002          $ 38,789              $ 30,715               $ 26,914
04/30/2002          $ 35,596              $ 28,853               $ 24,718
 5/31/2002          $ 34,847              $ 28,640               $ 24,120
 6/30/2002          $ 31,497              $ 26,600               $ 21,888
 7/31/2002          $ 29,171              $ 24,527               $ 20,685
 8/31/2002          $ 29,368              $ 24,687               $ 20,747
 9/30/2002          $ 27,594              $ 22,004               $ 18,595
10/31/2002          $ 29,407              $ 23,941               $ 20,301
11/30/2002          $ 31,201              $ 25,350               $ 21,403
12/31/2002          $ 29,092              $ 23,861               $ 19,925
01/31/2003          $ 28,639              $ 23,236               $ 19,441
02/28/2003          $ 28,166              $ 22,887               $ 19,352
03/31/2003          $ 28,777              $ 23,110               $ 19,712
04/30/2003          $ 30,748              $ 25,013               $ 21,170
05/31/2003          $ 32,758              $ 26,331               $ 22,226
06/30/2003          $ 33,251              $ 26,667               $ 22,532
07/31/2003          $ 34,039              $ 27,137               $ 23,093
08/31/2003          $ 34,966              $ 27,666               $ 23,667
09/30/2003          $ 33,862              $ 27,372               $ 23,414
10/31/2003          $ 35,754              $ 28,921               $ 24,729
11/30/2003          $ 36,621              $ 29,175               $ 24,988
12/31/2003          $ 38,435              $ 30,706               $ 25,852
 1/31/2004          $ 39,637              $ 31,269               $ 26,380
 2/29/2004          $ 39,657              $ 31,704               $ 26,548
 3/31/2004          $ 39,420              $ 31,225               $ 26,055
 4/30/2004          $ 38,297              $ 30,735               $ 25,752
 5/31/2004          $ 38,848              $ 31,157               $ 26,232
 6/30/2004          $ 39,597              $ 31,763               $ 26,560
 7/31/2004          $ 37,232              $ 30,712               $ 25,059
 8/31/2004          $ 36,956              $ 30,836               $ 24,935
 9/30/2004          $ 37,784              $ 31,170               $ 25,172
10/31/2004          $ 38,395              $ 31,646               $ 25,565

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                   One          Five         Ten         Since
                                   Year         Year         Year     Inception*
--------------------------------------------------------------------------------
Janus Mercury Fund                 7.39%       (7.57)%      10.52%      12.42%
--------------------------------------------------------------------------------
S&P 500(R) Index                   9.42%       (2.22)%      11.01%      10.54%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index       3.38%       (7.85)%       8.63%       8.51%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Large-Cap
Growth Funds                      47/655       252/389       9/122       1/86
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - May 3, 1993

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value     Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                  $1,002.60                      $4.93
-------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                  $1,020.21                      $4.98
-------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                           Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Mercury Fund                                           0.97%
--------------------------------------------------------------------------------
Large-Cap Growth Funds Average                               1.52%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


                                        Janus Growth Funds  October 31, 2004  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Mercury Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 99.9%
Advertising Sales - 0.9%
      967,410   Lamar Advertising Co.* ..........................$   40,070,122

Aerospace and Defense - 1.5%
    1,196,440   Lockheed Martin Corp. ...........................    65,911,880

Agricultural Operations - 0.2%
      427,225   Delta and Pine Land Co.# ........................    11,244,562

Applications Software - 3.1%
    4,980,460   Microsoft Corp. .................................   139,403,075

Athletic Footwear - 1.5%
      817,800   NIKE, Inc. - Class B ............................    66,495,318

Audio and Video Products - 0.9%
      330,960   Harman International Industries, Inc. ...........    39,774,773

Broadcast Services and Programming - 5.9%
    1,810,080   Clear Channel Communications,Inc. ...............    60,456,672
   22,840,578   Liberty Media Corp. - Class A* ..................   203,737,956
                                                                    264,194,628

Building Products - Air and Heating - 0.6%
      752,650   American Standard Companies,Inc.* ...............    27,524,411

Cable Television - 4.3%
    1,673,933   Cablevision Systems New York Group
                  - Class A*,# ..................................    34,449,541
    2,765,385   Comcast Corp. - Special Class A* ................    80,306,780
    1,001,720   EchoStar Communications Corp. - Class A* ........    31,674,386
    1,341,050   Liberty Media International, Inc. - Class A* ....    48,344,853
                                                                    194,775,560

Cellular Telecommunications - 0.3%
      840,105   Nextel Partners, Inc. - Class A*,# ..............    14,147,368

Chemicals - Specialty - 1.7%
       75,454   Givaudan S.A.** .................................    47,007,631
      244,497   Syngenta A.G.** .................................    23,239,883
      351,670   Syngenta A.G. (ADR)*,** .........................     6,695,797
                                                                     76,943,311

Computers - 1.2%
    1,542,995   Dell, Inc.* .....................................    54,097,405

Computers - Peripheral Equipment - 0.8%
      409,750   Lexmark International Group, Inc. - Class A* ....    34,054,323

Cosmetics and Toiletries - 1.2%
    1,312,060   Avon Products, Inc.# ............................    51,891,973

Data Processing and Management - 0.6%
      666,545   Automatic Data Processing, Inc. .................    28,921,388

Diversified Operations - 6.8%
      967,574   Louis Vuitton Moet Hennessy S.A.** ..............    66,094,302
      439,855   Pentair, Inc.# ..................................    16,441,780
    3,093,283   Smiths Group PLC ................................    42,253,778
    5,712,510   Tyco International, Ltd. (New York Shares) ......   177,944,686
                                                                    302,734,546

E-Commerce/Products - 0.7%
      859,925   Amazon.com, Inc.*,# .............................    29,349,240

E-Commerce/Services - 0.4%
      173,400   eBay, Inc.* .....................................    16,925,574

Electric Products - Miscellaneous - 2.5%
      284,192   Samsung Electronics Company, Ltd.** .............   111,569,794

Electronic Components - Semiconductors - 2.9%
    1,170,690   ATI Technologies, Inc. (New York Shares)*,# .....    21,130,955
    4,420,435   Texas Instruments, Inc. .........................   108,079,635
                                                                    129,210,590

Entertainment Software - 0.9%
      942,000   Electronic Arts, Inc.* ..........................    42,314,640

Finance - Credit Card - 1.1%
    1,846,115   MBNA Corp. ......................................    47,315,927

Finance - Investment Bankers/Brokers - 5.6%
    1,516,728   Citigroup, Inc. .................................    67,297,221
      544,420   Goldman Sachs Group, Inc. .......................    53,560,040
    3,324,970   JPMorgan Chase & Co. ............................   128,343,842
                                                                    249,201,103

Finance - Mortgage Loan Banker - 2.8%
      482,255   Fannie Mae ......................................    33,830,188
    1,408,160   Freddie Mac .....................................    93,783,456
                                                                    127,613,644

Finance - Other Services - 0.1%
       33,405   Chicago Mercantile Exchange Holdings, Inc.# .....     5,870,261

Financial Guarantee Insurance - 1.4%
      968,240   MGIC Investment Corp. ...........................    62,267,514

Food - Retail - 0.7%
      365,165   Whole Foods Market, Inc.# .......................    29,735,386

Hospital Beds and Equipment - 0.5%
      427,595   Kinetic Concepts, Inc.* .........................    21,307,059

Hotels and Motels - 2.8%
    2,601,965   Starwood Hotels & Resorts Worldwide, Inc. .......   124,191,789

Independent Power Producer - 0.5%
    2,057,615   Reliant Energy, Inc.* ...........................    21,152,282

Medical - Biomedical and Genetic - 0.3%
      460,200   Celgene Corp.*,# ................................    13,631,124

Medical - Drugs - 6.7%
    1,108,140   Forest Laboratories, Inc.* ......................    49,423,044
    1,435,280   Pfizer, Inc. ....................................    41,551,356
    1,611,196   Roche Holding A.G.** ............................   164,143,652
      607,481   Sanofi-Aventis** ................................    44,278,497
                                                                    299,396,549

Medical - Generic Drugs - 0.4%
      803,925   Eon Labs, Inc.*,# ...............................    19,784,594

Medical - HMO - 3.9%
      530,520   Anthem, Inc.*,# .................................    42,653,808
    1,845,225   UnitedHealth Group, Inc. ........................   133,594,290
                                                                    176,248,098

Medical Instruments - 1.7%
      797,210   Guidant Corp. ...................................    53,110,130
      439,545   Medtronic, Inc. .................................    22,465,145
                                                                     75,575,275

Multimedia - 3.9%
    7,997,449   Time Warner, Inc.* ..............................   133,077,551
    1,593,345   Walt Disney Co. .................................    40,184,161
                                                                    173,261,712

See Notes to Schedules of Investments and Financial Statements.


20  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Networking Products - 2.1%
    4,820,745   Cisco Systems, Inc.* ............................$   92,606,511

Oil - Field Services - 0.9%
      775,380   BJ Services Co. .................................    39,544,380

Oil and Gas Drilling - 0.3%
      414,415   Global Santa Fe Corp. ...........................    12,225,243

Pharmacy Services - 1.5%
    2,250,895   Caremark Rx, Inc.* ..............................    67,459,323

Reinsurance - 3.8%
       60,921   Berkshire Hathaway, Inc. - Class B* .............   170,822,484

Retail - Apparel and Shoe - 1.0%
    2,238,380   Gap, Inc. .......................................    44,722,832

Retail - Consumer Electronics - 1.0%
      767,965   Best Buy Company, Inc. ..........................    45,478,887

Retail - Office Supplies - 1.5%
    2,284,238   Staples, Inc. ...................................    67,933,238

Retail - Pet Food and Supplies - 0.6%
      853,795   PETsMART, Inc.# .................................    27,304,364

Savings/Loan/Thrifts - 0.4%
    1,427,321   NewAlliance Bancshares, Inc.# ...................    19,811,215

Semiconductor Components/Integrated Circuits - 1.7%
    1,768,140   Maxim Integrated Products, Inc. .................    77,780,479

Steel - Producers - 0.7%
      203,060   POSCO** .........................................    30,381,912

Telecommunication Equipment - Fiber Optics - 0.7%
    2,663,735   Corning, Inc.* ..................................    30,499,766

Television - 0.7%
      954,575   Univision Communications, Inc. - Class A* .......    29,553,642

Therapeutics - 0.4%
      360,835   Neurocrine Biosciences, Inc.* ...................    16,796,869

Toys - 0.6%
    1,694,802   Marvel Enterprises, Inc.* .......................    26,099,951

Transportation - Railroad - 3.2%
    2,618,490   Canadian National Railway Co.
                 (New York Shares) ..............................   141,529,385

Transportation - Services - 3.1%
      845,900   C.H. Robinson Worldwide, Inc.# ..................    45,627,846
    1,031,955   FedEx Corp. .....................................    94,031,740
                                                                    139,659,586

Web Portals/Internet Service Providers - 3.2%
    3,979,445   Yahoo!, Inc.* ...................................   144,016,115

Wireless Equipment - 1.2%
    3,141,275   Motorola, Inc. ..................................    54,218,407
--------------------------------------------------------------------------------
Total Common Stock (cost $3,514,004,449) ........................ 4,466,551,387
--------------------------------------------------------------------------------

Other Securities - 3.5%
  155,120,475   State Street Navigator Securities Lending
                 Prime Portfolio+ (cost $155,120,475) ...........$  155,120,475
--------------------------------------------------------------------------------
Time Deposit - 0.6%
                SunTrust Banks, Inc., ETD
  $27,900,000    1.78125%, 11/1/04 (cost $27,900,000) ...........    27,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,697,024,924) - 104.0% .......... 4,649,571,862
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.0)% .  (178,058,285)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$4,471,513,577
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                              Value           % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                          $  177,944,686                 3.8%
Canada                              162,660,340                 3.5%
Cayman Islands                       12,225,243                 0.3%
France                              110,372,799                 2.4%
South Korea                         141,951,706                 3.0%
Switzerland                         241,086,963                 5.2%
United Kingdom                       42,253,778                 0.9%
United States++                   3,761,076,347                80.9%
--------------------------------------------------------------------------------
Total                            $4,649,571,862               100.0%

++Includes Short-Term Securities and Other Securities (77.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and           Currency                Currency         Unrealized
Settlement Date           Units Sold         Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/4/05                6,080,000            $  7,734,480       $  (422,672)
Euro 4/15/05              26,700,000              33,973,910        (1,034,475)
South Korean Won
 11/15/04             16,000,000,000              14,285,587          (981,920)
Swiss Franc 4/15/05       87,500,000              73,363,122        (3,445,758)
--------------------------------------------------------------------------------
Total                                           $129,357,099       $(5,884,825)

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Growth Funds  October 31, 2004  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Olympus Fund (unaudited)

================================================================================
Fund Strategy

This diversified fund seeks to capitalize on changes in the global economy by identifying what we believe are fast-growing companies of any size with strong management teams.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Claire Young
                                                               portfolio manager

Performance Overview

Janus Olympus Fund gained 4.28% for the fiscal year ended October 31, 2004, versus its benchmarks, the S&P 500(R) Index, which increased 9.42% and the Russell 1000(R) Growth Index, which returned 3.38%.

Strategy in This Environment

Before discussing performance in greater detail, I would like to remind shareholders of the primary investment criteria for inclusion in the Fund. Companies considered for investment in this Fund include those I believe: A) demonstrate organic growth, either through participating in robust industry growth or through market share gains in mature industries; B) have leading market positions due to unique product positioning, high value-added offerings and premier service or quality; and C) have shareholder-focused management teams who have the ability to grow their business, maintain or improve their competitive position, and invest capital prudently or return it to shareholders in the form of share repurchases or dividends.

With these over-arching parameters in mind, my strategy over the past 12 months was to balance exposure to economically sensitive stocks with those less reliant on the economy for earnings growth. My objective was to enable the Fund to benefit if the economy grew strongly, while allowing it to participate in earnings growth if economic expansion remained muted. The market was choppy during the period due to uncertainties such as the strength of the recovery, election outcome, potential terrorism effects, rising oil prices, and increasing interest rates and therefore many economically sensitive stocks in the Fund did not perform well. Looking at specific holdings in the portfolio, the strongest positive contributors to performance were those that were less reliant upon the economy.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                  October 31, 2004             October 31, 2003

Yahoo!, Inc.                                  3.6%                        2.7%
Gap, Inc.                                     3.2%                         --
Maxim Integrated Products, Inc.               3.0%                        3.6%
Microsoft Corp.                               2.4%                         --
Four Seasons Hotels, Inc.                     2.4%                        1.8%
Total S.A. (ADR)                              2.1%                        1.6%
UnitedHealth Group, Inc.                      2.1%                        1.3%
Roche Holding A.G.                            2.0%                        1.5%
Neurocrine Biosciences, Inc.                  2.0%                        0.8%
Varian Medical Systems, Inc.                  1.9%                        1.1%

Portfolio Composition

Approximately 93.0% of the Fund's total net assets were invested in equities as of October 31, 2004. Meanwhile, cash represented only 7.0% of the Fund's total net assets. The top 10 equity holdings accounted for 24.7% of total net assets.

Strong Performers Include Internet, Audio/video, Healthcare and Oil Companies

Our top position and largest performance aide was Internet search company Yahoo!. The company has been a beneficiary of the strong secular growth of Internet advertising, which is about 3% of total marketing dollars spent, but 14% of total media consumption. Over the next 7 years, if online advertising managed to capture 10% dollar share, the industry would quadruple, assuming nominal worldwide gross domestic product (GDP) growth of 3% and similar growth in total advertising. Yahoo! is reaping the rewards of refocusing its sales effort from high volume, low price banner ads to higher fee "sponsored search" revenue. It has upgraded its search and personal page functions and is continuing to monetize its impressive subscriber base. The company has almost no capital costs, so I believe incremental revenue growth is highly profitable.

Another top performer was Harman International, which makes high-quality audio products and electronic systems. The company was recently awarded lucrative contracts with automakers BMW and Mercedes Benz to provide audio and "infotainment" systems for their luxury cars. I believe these contracts will give the company tremendous visibility in revenue and earnings growth over the next few years, while management works to penetrate domestic and Asian auto manufacturers.


22  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

With its demand growing regardless of economic climate, healthcare remains an area of emphasis in the Fund. Among our biggest contributors for the year was UnitedHealth Group. We invested in UnitedHealth Group because of its evolving business model from capital intensive, risk-based insurance to a higher margin, non-risk service/outsourcing model. The company capitalizes on the increasing utilization of healthcare amongst the population and corporate America's desire to share more healthcare costs with its employees. Pricing has been strong for managed care as increases have been passed on in the form of higher co-pays and tiered drug pricing, while underlying costs have been very tightly controlled. Finally, we expect that United's merger with Oxford Health Plans should enable the company to gain a market leading position in New England and cut costs as the company's call centers and information systems are consolidated.

On the more economically sensitive side, Total Fina Elf benefited from record oil prices. The company has had superior production growth of 5% (industry growth 2-3%) and lower decline rates than the rest of the industry. We believe that the company still has merger efficiencies to exploit, particularly in upstream investments. The company's Sanofi lock has expired, allowing the company to release the value of this stake, in addition to its strong free cash flow, to return cash to shareholders.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

    [The following table was depicted as a bar chart in the printed material]

                                     S&P 500(R) Index         Janus Olympus Fund
                                     ----------------         ------------------
Medical - Biomedical and Genetic           1.1%                       5.1%
                    Therapeutics           0.1%                       4.9%
                 Medical - Drugs           5.4%                       4.8%
       Transportation - Services           1.1%                       4.1%
           Applications Software           3.1%                       3.8%
--------------------------------------------------------------------------------

Select Retail and Semiconductor Stocks Detracted From the Fund's Results

After boosting the economy last year, consumers slowed spending levels in the face of higher mortgage rates, record oil prices, and tepid job growth. Companies responded by competing fiercely over the remaining dollars spent. Two of our biggest detractors to performance were in the retail sector. Amazon.com, the online retail operator, underperformed as operating margin leverage in the United States was lackluster as the company reinvested cost savings into lower prices and aggressive free shipping campaigns for customers.

A new position, Gap, Incorporated, was hampered by industry-wide, slower same-store sales after the anniversary of 2003's tax rebates and as gasoline prices rose. We were attracted to Gap because we believe the new management team is redirecting the company's performance metrics to economic value-added, free cash flow, and earnings growth. The company is improving balance sheet management, focusing on supply chain initiatives, and finding sourcing opportunities. While the current retail environment is challenging, we believe these programs, along with some smart growth initiatives such as maternity and plus sizes at Old Navy and other potential new concepts, should enable the company to meet our earnings expectations.

The long-awaited pickup in corporate capital spending was delayed as companies continued to tightly control their discretionary expenses and grappled with rising commodity prices. Technology shares experienced a sharp pullback as inventory levels began to rise due to the large capacity additions of the previous year while demand was lower than expected. Orders for new semiconductor capital equipment were pushed out, hurting Applied Materials performance. Texas Instruments, while benefiting from wireless and consumer electronics demand, was also negatively impacted by its weak revenue growth.

Investment Strategy and Outlook

Looking ahead, in my opinion the economy has several hurdles to overcome: corporate profits may be under pressure due to rising labor and raw material costs; record consumer debt levels and high gasoline prices could continue to take a toll on consumer spending; international demand may weaken as China continues to rein in growth and the other world economies are also impacted by high commodity prices; and the looming U.S. budget deficit may weigh on the bond market. In this environment, I expect to see the nervousness in the market continue, so the Fund remains balanced and invested in stocks that we believe can grow organically and return shareholder value through intelligent capital allocation.

Thanks for your confidence and investment in Janus Olympus Fund.


                                        Janus Growth Funds  October 31, 2004  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Olympus Fund (unaudited)

Performance
================================================================================

                         Initial Investment of $10,000

    [The following was depicted as a mountain chart in the printed material]

              Janus Olympus               S&P 500(R)            Russell 1000(R)
                  Fund                       Index               Growth Index
              -------------               ----------            ---------------
12/29/1995*     $ 10,000                   $ 10,000                $ 10,000
12/31/1995      $ 10,000                   $ 10,000                $ 10,000
 1/31/1996      $ 10,467                   $ 10,340                $ 10,334
 2/29/1996      $ 10,967                   $ 10,436                $ 10,524
 3/31/1996      $ 11,133                   $ 10,537                $ 10,537
 4/30/1996      $ 12,425                   $ 10,692                $ 10,814
 5/31/1996      $ 12,950                   $ 10,968                $ 11,192
 6/30/1996      $ 12,558                   $ 11,010                $ 11,207
 7/31/1996      $ 11,333                   $ 10,523                $ 10,551
 8/31/1996      $ 11,808                   $ 10,745                $ 10,823
 9/30/1996      $ 12,742                   $ 11,350                $ 11,611
10/31/1996      $ 12,383                   $ 11,663                $ 11,681
11/30/1996      $ 12,633                   $ 12,545                $ 12,558
12/31/1996      $ 12,173                   $ 12,296                $ 12,312
 1/31/1997      $ 12,947                   $ 13,064                $ 13,176
 2/28/1997      $ 12,324                   $ 13,167                $ 13,087
 3/31/1997      $ 11,610                   $ 12,626                $ 12,378
 4/30/1997      $ 12,577                   $ 13,379                $ 13,200
 5/31/1997      $ 13,216                   $ 14,194                $ 14,153
 6/30/1997      $ 14,216                   $ 14,830                $ 14,719
 7/31/1997      $ 15,570                   $ 16,010                $ 16,021
 8/31/1997      $ 14,636                   $ 15,113                $ 15,083
 9/30/1997      $ 15,696                   $ 15,941                $ 15,826
10/31/1997      $ 15,477                   $ 15,408                $ 15,241
11/30/1997      $ 15,242                   $ 16,122                $ 15,888
12/31/1997      $ 15,426                   $ 16,398                $ 16,066
 1/31/1998      $ 16,067                   $ 16,580                $ 16,547
 2/28/1998      $ 17,085                   $ 17,776                $ 17,791
 3/31/1998      $ 17,945                   $ 18,686                $ 18,500
 4/30/1998      $ 18,471                   $ 18,874                $ 18,756
 5/31/1998      $ 18,164                   $ 18,549                $ 18,224
 6/30/1998      $ 19,825                   $ 19,303                $ 19,340
 7/31/1998      $ 20,440                   $ 19,097                $ 19,212
 8/31/1998      $ 16,831                   $ 16,336                $ 16,329
 9/30/1998      $ 18,254                   $ 17,383                $ 17,583
10/31/1998      $ 19,053                   $ 18,797                $ 18,997
11/30/1998      $ 20,466                   $ 19,936                $ 20,442
12/31/1998      $ 24,216                   $ 21,085                $ 22,285
 1/31/1999      $ 27,736                   $ 21,967                $ 23,593
 2/28/1999      $ 26,411                   $ 21,284                $ 22,515
 3/31/1999      $ 29,879                   $ 22,135                $ 23,701
 4/30/1999      $ 30,116                   $ 22,993                $ 23,732
 5/31/1999      $ 29,343                   $ 22,450                $ 23,002
 6/30/1999      $ 30,783                   $ 23,695                $ 24,613
 7/31/1999      $ 30,098                   $ 22,956                $ 23,831
 8/31/1999      $ 30,537                   $ 22,842                $ 24,221
 9/30/1999      $ 31,951                   $ 22,216                $ 23,712
10/31/1999      $ 35,884                   $ 23,622                $ 25,502
11/30/1999      $ 40,353                   $ 24,102                $ 26,878
12/31/1999      $ 48,461                   $ 25,521                $ 29,674
 1/31/2000      $ 47,605                   $ 24,239                $ 28,283
 2/29/2000      $ 57,869                   $ 23,780                $ 29,665
 3/31/2000      $ 53,838                   $ 26,107                $ 31,789
 4/30/2000      $ 49,125                   $ 25,321                $ 30,276
 5/31/2000      $ 45,067                   $ 24,802                $ 28,751
 6/30/2000      $ 49,134                   $ 25,413                $ 30,930
 7/31/2000      $ 47,533                   $ 25,016                $ 29,641
 8/31/2000      $ 51,818                   $ 26,570                $ 32,325
 9/30/2000      $ 49,125                   $ 25,167                $ 29,267
10/31/2000      $ 45,949                   $ 25,061                $ 27,882
11/30/2000      $ 38,261                   $ 23,085                $ 23,772
12/31/2000      $ 37,977                   $ 23,198                $ 23,020
 1/31/2001      $ 38,512                   $ 24,021                $ 24,610
 2/28/2001      $ 31,572                   $ 21,831                $ 20,432
 3/31/2001      $ 27,991                   $ 20,448                $ 18,209
 4/30/2001      $ 30,889                   $ 22,037                $ 20,512
 5/31/2001      $ 30,095                   $ 22,184                $ 20,210
 6/30/2001      $ 28,960                   $ 21,644                $ 19,742
 7/31/2001      $ 26,801                   $ 21,431                $ 19,248
 8/31/2001      $ 24,549                   $ 20,090                $ 17,674
 9/30/2001      $ 21,475                   $ 18,467                $ 15,910
10/31/2001      $ 22,694                   $ 18,819                $ 16,744
11/30/2001      $ 25,038                   $ 20,263                $ 18,353
12/31/2001      $ 25,805                   $ 20,441                $ 18,318
 1/31/2002      $ 25,434                   $ 20,142                $ 17,995
 2/28/2002      $ 24,424                   $ 19,754                $ 17,248
 3/31/2002      $ 25,925                   $ 20,497                $ 17,845
 4/30/2002      $ 24,369                   $ 19,254                $ 16,388
 5/31/2002      $ 23,887                   $ 19,112                $ 15,992
 6/30/2002      $ 21,728                   $ 17,751                $ 14,512
 7/31/2002      $ 19,708                   $ 16,367                $ 13,715
 8/31/2002      $ 19,495                   $ 16,475                $ 13,756
 9/30/2002      $ 18,170                   $ 14,684                $ 12,329
10/31/2002      $ 19,087                   $ 15,977                $ 13,460
11/30/2002      $ 19,727                   $ 16,917                $ 14,191
12/31/2002      $ 18,531                   $ 15,923                $ 13,211
01/31/2003      $ 18,096                   $ 15,506                $ 12,890
02/28/2003      $ 18,068                   $ 15,273                $ 12,831
03/31/2003      $ 18,559                   $ 15,422                $ 13,070
04/30/2003      $ 19,810                   $ 16,692                $ 14,036
05/31/2003      $ 20,811                   $ 17,571                $ 14,737
06/30/2003      $ 20,987                   $ 17,796                $ 14,939
07/31/2003      $ 21,598                   $ 18,109                $ 15,311
08/31/2003      $ 22,247                   $ 18,462                $ 15,692
09/30/2003      $ 21,700                   $ 18,266                $ 15,524
10/31/2003      $ 23,359                   $ 19,300                $ 16,396
11/30/2003      $ 23,887                   $ 19,470                $ 16,568
12/31/2003      $ 24,396                   $ 20,491                $ 17,141
 1/31/2004      $ 24,711                   $ 20,867                $ 17,491
 2/29/2004      $ 24,563                   $ 21,157                $ 17,602
 3/31/2004      $ 24,619                   $ 20,838                $ 17,275
 4/30/2004      $ 23,979                   $ 20,510                $ 17,074
 5/31/2004      $ 24,554                   $ 20,792                $ 17,393
 6/30/2004      $ 25,258                   $ 21,196                $ 17,610
 7/31/2004      $ 23,516                   $ 20,495                $ 16,614
 8/31/2004      $ 22,923                   $ 20,578                $ 16,532
 9/30/2004      $ 23,850                   $ 20,800                $ 16,690
10/31/2004      $ 24,369                   $ 21,118                $ 16,950

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                           One           Five           Since
                                           Year          Year         Inception*
--------------------------------------------------------------------------------
Janus Olympus Fund                         4.28%        (7.45)%         10.60%
--------------------------------------------------------------------------------
S&P 500(R) Index                           9.42%        (2.22)%          8.83%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index               3.38%        (7.85)%          6.15%
--------------------------------------------------------------------------------
Lipper Ranking - based on total
returns for Multi-Cap Growth Funds       252/432        141/209          15/96
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - December 29, 1995

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value     Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                  $1,016.20                      $5.17
-------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                  $1,020.01                      $5.18
-------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                           Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Olympus Fund                                      1.03%
--------------------------------------------------------------------------------
Multi-Cap Growth Funds Average                          1.70%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry Average Annual Expense Ratios: Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


24  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 93.0%
Apparel Manufacturers - 1.3%
      670,830   Coach, Inc.* ....................................$   31,280,803

Applications Software - 3.8%
    2,115,765   Microsoft Corp. .................................    59,220,262
      749,510   NAVTEQ Corp.* ...................................    30,212,748
                                                                     89,433,010

Audio and Video Products - 1.5%
      304,845   Harman International Industries, Inc. ...........    36,636,272

Building - Residential and Commercial - 1.4%
      723,040   Lennar Corp.# ...................................    32,522,339

Building Products - Air and Heating - 1.2%
      789,100   American Standard Companies, Inc. ...............    28,857,387

Commercial Banks - 2.8%
        4,035   Mitsubishi Tokyo Financial Group, Inc.** ........    34,198,135
      745,175   UCBH Holdings, Inc.# ............................    32,109,591
                                                                     66,307,726

Commercial Services - 1.4%
    1,038,285   Iron Mountain, Inc.*,# ..........................    34,315,319

Commercial Services - Finance - 1.4%
    1,038,825   Paychex, Inc.# ..................................    34,067,227

Containers - Metal and Glass - 1.7%
    1,013,445   Ball Corp. ......................................    40,385,783

Cruise Lines - 1.5%
     741,555    Royal Caribbean Cruises, Ltd.
                 (New York Shares)# .............................    34,556,463

Diversified Operations - 3.5%
      379,885   3M Co. ..........................................    29,467,679
      854,230   General Electric Co. ............................    29,146,328
      766,940   Tyco International, Ltd. (New York Shares) ......    23,890,181
                                                                     82,504,188

E-Commerce/Services - 0.3%
      388,205   IAC/InterActiveCorp* ............................     8,392,992

Electronic Components - Semiconductors - 1.4%
    1,342,335   Texas Instruments, Inc. .........................    32,820,091

Enterprise Software/Services - 1.5%
      209,605   SAP A.G. ........................................    35,541,630

Entertainment Software - 1.3%
      667,972   Electronic Arts, Inc.* ..........................    30,005,302

Finance - Consumer Loans - 1.4%
      714,230   SLM Corp. .......................................    32,326,050

Finance - Credit Card - 0.9%
    1,439,860   Providian Financial Corp.*,# ....................    22,389,823

Finance - Investment Bankers/Brokers - 0.8%
      475,170   JPMorgan Chase & Co. ............................    18,341,562

Finance - Other Services - 1.6%
      217,250   Chicago Mercantile Exchange Holdings, Inc.# .....    38,177,343

Food - Retail - 1.6%
      463,112   Whole Foods Market, Inc.# .......................    37,711,210

Food - Wholesale/Distribution - 0.8%
      582,315   Sysco Corp. .....................................    18,791,305

Hotels and Motels - 3.4%
      835,865   Four Seasons Hotels, Inc. .......................    56,521,191
      516,670   Starwood Hotels & Resorts Worldwide, Inc. .......    24,660,659
                                                                     81,181,850

Human Resources - 0.7%
    1,072,604   Vedior N.V. .....................................    15,718,006

Independent Power Producer - 1.4%
    3,286,835   Reliant Energy, Inc.*,# .........................    33,788,664

Internet Security - 1.3%
      669,060   Check Point Software Technologies, Ltd.
                 (New York Shares)*,# ...........................    15,134,806
      543,490   VeriSign, Inc.* .................................    14,581,837
                                                                     29,716,643

Machine Tools and Related Products - 0.6%
      316,575   Kennametal, Inc. ................................    14,730,235

Medical - Biomedical and Genetic - 5.1%
      475,825   Amgen, Inc. .....................................    27,026,860
    1,239,596   Celgene Corp.*,# ................................    36,716,834
      653,805   Genentech, Inc.* ................................    29,767,742
      457,250   Invitrogen Corp.*,# .............................    26,474,775
                                                                    119,986,211

Medical - Drugs - 4.8%
      837,985   Elan Corporation PLC (ADR)*,# ...................    21,620,013
      621,105   Pfizer, Inc. ....................................    17,980,990
       67,220   Pharmion Corp.* .................................     3,088,759
      475,762   Roche Holding A.G. ..............................    48,469,157
      308,704   Sanofi-Aventis# .................................    22,501,031
                                                                    113,659,950

Medical - HMO - 2.1%
      679,411   UnitedHealth Group, Inc. ........................    49,189,356

Medical Instruments - 0.7%
      501,985   Boston Scientific Corp.* ........................    17,720,071

Medical Products - 1.9%
    1,095,600   Varian Medical Systems, Inc.*,# .................    43,988,340

Motion Pictures and Services - 0.2%
      136,290   DreamWorks Animation SKG, Inc. - Class A ........     5,322,125

Multimedia - 1.0%
    1,407,895   Time Warner, Inc.* ..............................    23,427,373

Networking Products - 2.7%
    2,121,972   Cisco Systems, Inc.* ............................    40,763,082
      826,810   Juniper Networks, Inc.*,# .......................    22,001,414
                                                                     62,764,496

Oil - Field Services - 2.3%
      534,110   BJ Services Co. .................................    27,239,610
      443,285   Schlumberger, Ltd. (New York Shares)# ...........    27,900,358
                                                                     55,139,968

Oil and Gas Drilling - 1.5%
    1,189,185   Global Santa Fe Corp. ...........................    35,080,958

Oil Companies - Integrated - 3.2%
      440,490   BP PLC (ADR)** ..................................    25,658,543
      472,630   Total S.A. (ADR)# ...............................    49,285,856
                                                                     74,944,399

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Growth Funds  October 31, 2004  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Olympus Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Optical Supplies - 1.2%
      387,230   Alcon, Inc. (New York Shares) ...................$   27,570,776

Retail - Apparel and Shoe - 3.2%
    3,768,430   Gap, Inc. .......................................    75,293,231

Retail - Auto Parts - 0.5%
      301,665   Advance Auto Parts, Inc.* .......................    11,801,135

Retail - Building Products - 1.0%
      429,285   Lowe's Companies, Inc. ..........................    24,160,160

Retail - Consumer Electronics - 1.7%
      674,905   Best Buy Company, Inc. ..........................    39,967,874

Retail - Jewelry - 1.0%
      818,795   Tiffany & Co.# ..................................    24,015,257

Retail - Restaurants - 0.8%
      473,075   Outback Steakhouse, Inc.# .......................    18,729,039

Semiconductor Components/Integrated Circuits - 3.0%
    1,596,470   Maxim Integrated Products, Inc. .................    70,228,715

Telecommunication Equipment - Fiber Optics - 1.3%
    2,674,140   Corning, Inc.* ..................................    30,618,903

Therapeutics - 4.9%
      700,235   Gilead Sciences, Inc.* ..........................    24,249,138
    1,078,280   MGI Pharma, Inc.*,# .............................    28,757,728
    1,015,330   Neurocrine Biosciences, Inc.* ...................    47,263,611
      931,685   QLT, Inc. (New York Shares)*,# ..................    15,512,555
                                                                    115,783,032

Transportation - Services - 4.1%
      396,940   C.H. Robinson Worldwide, Inc.# ..................    21,410,944
      412,345   FedEx Corp. .....................................    37,572,876
      476,435   United Parcel Service, Inc. - Class B ...........    37,724,123
                                                                     96,707,943

Web Portals/Internet Service Providers - 3.6%
    2,324,030   Yahoo!, Inc.* ...................................    84,106,646

Wireless Equipment - 0.7%
      987,950   Motorola, Inc. ..................................    17,052,017
--------------------------------------------------------------------------------
Total Common Stock (cost $1,807,389,296) ........................ 2,197,757,198
--------------------------------------------------------------------------------
Other Securities - 7.4%
  173,614,377   State Street Navigator Securities Lending
                 Prime Portfolio+ (cost $173,614,377) ...........$  173,614,377
--------------------------------------------------------------------------------
Repurchase Agreement - 2.4%
  $56,200,000   J.P. Morgan Securities, Inc., 1.90%
                 dated 10/29/04, maturing 11/1/04
                 to be repurchased at $56,208,898
                 collateralized by $255,695,163
                 in U.S. Government Agencies
                 0% - 5.50% 5/15/30 - 9/16/46
                 with a value of $57,324,232
                 (cost $56,200,000) .............................    56,200,000
--------------------------------------------------------------------------------
Time Deposit - 4.6%
                SunTrust Banks, Inc., ETD
  108,600,000    1.78125%, 11/1/04 (cost $108,600,000) ..........   108,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,145,803,673) - 107.4% .......... 2,536,171,575
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (7.4)%..  (175,705,908)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$2,360,465,667
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                 Value        % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                        $   23,890,181                              0.9%
Canada                             72,033,746                              2.8%
Cayman Islands                     35,080,958                              1.4%
France                             71,786,887                              2.9%
Germany                            35,541,630                              1.4%
Ireland                            21,620,013                              0.9%
Israel                             15,134,806                              0.6%
Japan                              34,198,135                              1.3%
Liberia                            34,556,463                              1.4%
Netherlands                        43,618,364                              1.7%
Switzerland                        76,039,933                              3.0%
United Kingdom                     25,658,543                              1.0%
United States++                 2,047,011,916                             80.7%
--------------------------------------------------------------------------------
Total                          $2,536,171,575                            100.0%

++Includes Short-Term Securities and Other Securities (67.4% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and               Currency             Currency        Unrealized
Settlement Date               Units Sold      Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/19/04           400,000          $   731,694         $  (9,078)
British Pound 4/15/05          2,700,000            4,888,164           (94,044)
Japanese Yen 4/15/05         940,000,000            8,948,421          (342,727)
--------------------------------------------------------------------------------
Total                                             $14,568,279         $(445,849)

See Notes to Schedules of Investments and Financial Statements.


26  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Orion Fund (unaudited)

================================================================================
FUND STRATEGY

This non-diversified fund invests in companies of any size - from larger well-established firms to smaller, emerging growth companies - located anywhere in the world.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Ron Sachs
                                                               portfolio manager

Performance Overview

During the 12 months ended October 31, 2004, enthusiasm surrounding a pickup in the U.S. economy contributed to a rally in the broader equity markets. Consisting of companies possessing the potential to outperform in any market environment, Janus Orion Fund returned 10.82%. By comparison, the Fund's primary benchmark, the S&P 500(R) Index, gained 9.42%, and its secondary benchmark, the Russell 1000(R) Growth Index, rose 3.38%.

The Fund's lead over both the S&P 500(R) Index and the Russell 1000(R) Growth Index is largely attributable to strong stock-picking within four industries: diversified financials, pharmaceuticals and biotechnology, media, and semiconductors. Meanwhile, there were some areas of weakness in the Fund, including our household and personal products weighting, which was pulled down by a single stock - cosmetics company Oriflame. Also holding back the Fund's gains was its relatively limited exposure to the strong-performing computer software and services sector.

Investment Strategy During This Period

After heightening during the first half of the period, economic expectations cooled during the latter portion, muted by a modest slowing of economic activity, a gradual rise in interest rates and record high oil prices. Believing that the early excitement pushed valuations too high in sectors such as information technology, I selectively booked profits and redeployed the proceeds into what I deem to be more attractive areas. While other investors debated whether more stable companies offered better prospects than more aggressive cyclical stocks, my focus remained on what I believe are fundamentally sound companies built to execute regardless of the macroeconomic picture. My strategy encompassed a strong complement of international stocks, which tended to offer better valuations and growth potential relative to domestic companies.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                         October 31, 2004      October 31, 2003

Dade Behring Holdings, Inc.                          8.6%                  1.0%
Chicago Mercantile Exchange
  Holdings, Inc.                                     4.7%                  1.7%
Roche Holding A.G.                                   4.0%                  3.9%
Costco Wholesale Corp.                               4.0%                  3.5%
CapitalSource, Inc.                                  3.9%                  2.3%
Puma A.G. Rudolf Dassler Sport                       3.6%                  1.6%
Hermes International                                 3.3%                   --
Louis Vuitton Moet Hennessy S.A.                     3.2%                  3.1%
Companhia Siderurgica de Tubarao                     3.2%                   --
Univision Communications, Inc. -
  Class A                                            3.0%                  3.5%

Portfolio Composition

As of October 31, 2004, the Fund was 96.3% invested in equities, including a 36.3% stake in foreign stocks. Cash holdings represented 3.7% of total net assets and the top 10 equity holdings accounted for 41.5% of the Fund.

Strong Performers Included Media, Apparel, Financial and Pharmaceutical Stocks

Within a sector that can be quite sensitive to large-scale economic trends, a strong performer was Getty Images, a leading provider of stock photographic and moving images for advertising and media companies. A downturn early in the period tested our commitment, but we remained patient as our analysis indicated that the company was gaining market share and establishing a service that would power earnings growth as the advertising environment recovered. We were subsequently rewarded with a considerable rebound.

The Janus tradition of extensive research paid off in our investment in sportswear manufacturer Puma AG. I bought this stock in the fall of 2003 after visiting management at their headquarters in a small town outside Nuremburg, Germany. In the course of our conversations, I learned how management was controlling the brand's growth to insure the creation of long-term shareholder value. I was impressed by the strategy as well as the financial metrics they set for the company. Subsequent research


                                        Janus Growth Funds  October 31, 2004  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Orion Fund (unaudited)

in all three major regions (Europe, Asia, and North America) confirmed the strength of the company's product portfolio and the effectiveness of their distribution strategy.

By far, the best-performing stock in the Fund over the 12-month period was Chicago Mercantile Exchange Holdings, which operates a large marketplace for futures and stock options. Perhaps most significantly, the company endured a market-share challenge from its largest European competitor and demonstrated nearly insurmountable barriers to entry in the process. The company also proved somewhat immune to the impact of rising interest rates as its volume of high margin electronic trades kept climbing while analysts fretted over the Federal Reserve's next move during the first part of the period.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material]

                                S&P 500(R) Index               Janus Orion Fund
                                ----------------               ----------------
         Diagnostic Kits              0.0%                           8.6%
Cosmetics and Toiletries              2.4%                           7.0%
         Medical - Drugs              5.4%                           5.0%
Finance - Other Services              0.0%                           4.7%
       Retail - Discount              3.0%                           4.0%
--------------------------------------------------------------------------------

Within this drug-driven space, I've emphasized companies with a unique edge in the marketplace. For example, I believe Taro Pharmaceutical Industries is one of the better positioned franchises in the generic pharmaceutical space. Specializing in creams and ointments, Taro targets small, niche markets that require a measure of art and expertise to create the correct formulation. Although third-quarter issues involving distributors and inventories knocked the stock price down somewhat, I'll keep watching to ensure that the executional issues aren't symptoms of a larger problem.

Among the Fund's Weaker Performers was a Cosmetics Company

Poor performance in this space stems primarily from the Swedish personal products company Oriflame Cosmetics SA. Although Oriflame is the top seller of cosmetics in Russia, mid-year results proved disappointing. After digging deep into the Russian retail market and speaking to officials at Oriflame's Russian division and the Russian division of its top competitor, Avon Products, we discovered that the problems stemmed from Oriflame's summer catalog. Confident that the issues have been resolved and optimistic that third-quarter recruiting efforts will enhance an impressive line of fourth-quarter product launches, I remain invested in Oriflame.

Investment Strategy and Outlook

Looking ahead, readings on the economy are still far from definitive and the consequences of oil's dramatic rise remain uncertain. Meanwhile, I believe U.S. stocks, for the most part, are fairly priced on a relative basis. Contrary to the broader outlook, I'm excited about the prospects for the Fund. Featuring a number of companies purchased at attractive prices, I believe shareholders in the Fund will enjoy solid returns if these companies execute as projected. Yet, while I'm pleased with our current assortment of holdings, I've continued to scope out new ideas around the world, intent on maintaining an optimal balance of valuation and growth potential.

Thank you for your investment in Janus Orion Fund.


28  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Performance
================================================================================

                         Initial Investment of $10,000

    [The following was depicted as a mountain chart in the printed material]

               Janus Orion               S&P 500(R)            Russell 1000(R)
                   Fund                    Index                 Growth Index
               -----------               ----------            ---------------
 6/30/2000*     $ 10,000                  $ 10,000                    $ 10,000
07/31/2000      $  9,800                  $  9,844                    $  9,583
08/31/2000      $ 10,550                  $ 10,455                    $ 10,451
09/30/2000      $  9,660                  $  9,903                    $  9,462
10/31/2000      $  8,810                  $  9,861                    $  9,014
11/30/2000      $  6,850                  $  9,084                    $  7,686
12/31/2000      $  7,031                  $  9,128                    $  7,443
 1/31/2001      $  7,653                  $  9,452                    $  7,957
 2/28/2001      $  6,218                  $  8,590                    $  6,606
 3/31/2001      $  5,446                  $  8,046                    $  5,887
 4/30/2001      $  5,757                  $  8,671                    $  6,632
05/31/2001      $  5,697                  $  8,729                    $  6,534
06/30/2001      $  5,736                  $  8,517                    $  6,383
07/31/2001      $  5,667                  $  8,433                    $  6,223
08/31/2001      $  5,396                  $  7,905                    $  5,714
09/30/2001      $  4,884                  $  7,267                    $  5,144
10/31/2001      $  5,225                  $  7,405                    $  5,414
11/30/2001      $  5,667                  $  7,973                    $  5,934
12/31/2001      $  5,998                  $  8,043                    $  5,922
01/31/2002      $  5,807                  $  7,926                    $  5,818
02/28/2002      $  5,707                  $  7,773                    $  5,576
03/31/2002      $  5,877                  $  8,065                    $  5,769
04/30/2002      $  5,556                  $  7,576                    $  5,298
05/31/2002      $  5,446                  $  7,521                    $  5,170
06/30/2002      $  4,924                  $  6,985                    $  4,692
07/31/2002      $  4,333                  $  6,441                    $  4,434
08/31/2002      $  4,333                  $  6,483                    $  4,447
09/30/2002      $  4,102                  $  5,778                    $  3,986
10/31/2002      $  4,353                  $  6,287                    $  4,352
11/30/2002      $  4,553                  $  6,657                    $  4,588
12/31/2002      $  4,212                  $  6,266                    $  4,271
01/31/2003      $  4,072                  $  6,102                    $  4,167
02/28/2003      $  4,042                  $  6,010                    $  4,148
03/31/2003      $  4,082                  $  6,068                    $  4,225
04/30/2003      $  4,573                  $  6,568                    $  4,538
05/31/2003      $  4,985                  $  6,914                    $  4,764
06/30/2003      $  5,045                  $  7,002                    $  4,830
07/31/2003      $  5,125                  $  7,126                    $  4,950
08/31/2003      $  5,386                  $  7,265                    $  5,073
09/30/2003      $  5,255                  $  7,188                    $  5,019
10/31/2003      $  5,657                  $  7,594                    $  5,301
11/30/2003      $  5,817                  $  7,661                    $  5,356
12/31/2003      $  6,058                  $  8,063                    $  5,542
 1/31/2004      $  6,078                  $  8,211                    $  5,655
 2/29/2004      $  6,329                  $  8,325                    $  5,691
 3/31/2004      $  6,369                  $  8,199                    $  5,585
 4/30/2004      $  6,158                  $  8,071                    $  5,520
 5/31/2004      $  6,238                  $  8,182                    $  5,623
 6/30/2004      $  6,499                  $  8,341                    $  5,693
 7/31/2004      $  6,178                  $  8,065                    $  5,372
 8/31/2004      $  6,088                  $  8,097                    $  5,345
 9/30/2004      $  6,258                  $  8,185                    $  5,396
10/31/2004      $  6,268                  $  8,310                    $  5,480
10/31/2004      $  6,268                  $  8,310                    $  5,480

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                                 One                    Since
                                                 Year                 Inception*
--------------------------------------------------------------------------------
Janus Orion Fund                                10.82%                 (10.21)%
--------------------------------------------------------------------------------
S&P 500(R) Index                                 9.42%                  (4.18)%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index                     3.38%                 (12.95)%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Multi-Cap
Growth Funds                                    35/432                  112/263
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - June 30, 2000

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value     Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                  $1,017.90                      $5.58
-------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                  $1,019.61                      $5.58
-------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                           Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Orion Fund                                          1.09%
--------------------------------------------------------------------------------
Multi-Cap Growth Funds Average                            1.70%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Industry Average Annual Expense Ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


                                        Janus Growth Funds  October 31, 2004  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Orion Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 96.3%
Advertising Services - 2.4%
      217,990   Getty Images, Inc.*,# .............................$ 12,889,749

Apparel Manufacturers - 3.3%
       90,538   Hermes International ..............................  17,413,587

Athletic Footwear - 3.6%
       75,876   Puma A.G. Rudolf Dassler Sport ....................  18,942,695

Brewery - 2.9%
      594,009   Molson, Inc. - Class A ............................  15,267,212

Cable Television - 1.5%
      223,345   Liberty Media International, Inc. - Class A* ......   8,051,587

Cosmetics and Toiletries - 7.0%
      215,427   Alberto-Culver Co. ................................   9,664,055
      285,980   Avon Products, Inc. ...............................  11,310,509
      782,888   Oriflame Cosmetics S.A. ...........................  15,848,937
                                                                     36,823,501

Dental Supplies and Equipment - 1.4%
      733,495   Align Technology, Inc.* ...........................   7,610,011

Diagnostic Equipment - 1.4%
      294,660   Cytyc Corp.* ......................................   7,687,679

Diagnostic Kits - 8.6%
      807,850   Dade Behring Holdings, Inc.*,# ....................  45,473,876

Diversified Operations - 3.2%
      249,637   Louis Vuitton Moet Hennessy S.A. ..................  17,052,529

Electric Products - Miscellaneous - 1.2%
       16,755   Samsung Electronics Company, Ltd. .................   6,577,778

Electronic Components - Semiconductors - 2.1%
    1,807,708   ARM Holdings PLC ..................................   3,221,188
      325,460   Texas Instruments, Inc. ...........................   7,957,497
                                                                     11,178,685

Finance - Commercial - 3.9%
      928,960   CapitalSource, Inc.*,# ............................  20,808,704

Finance - Other Services - 4.7%
      142,470   Chicago Mercantile Exchange Holdings, Inc.# .......  25,036,253

Internet Security - 1.3%
      294,090   Check Point Software Technologies, Ltd.
                 (New York Shares)* ...............................   6,652,610

Investment Management and Advisory Services - 1.7%
      288,850   National Financial Partners Corp.*,# ..............   8,879,249

Medical - Biomedical and Genetic - 1.2%
      214,680   Celgene Corp.*,# ..................................   6,358,822

Medical - Drugs - 5.0%
       82,115   OSI Pharmaceuticals, Inc.* ........................   5,335,833
      207,524   Roche Holding A.G. ................................  21,141,901
                                                                     26,477,734

Medical - Generic Drugs - 3.2%
      300,660   Eon Labs, Inc.*,# .................................   7,399,243
      352,195   Taro Pharmaceutical Industries, Ltd.*,# ...........   9,357,821
                                                                     16,757,064

Miscellaneous Manufacturing - 1.7%
    4,135,288   FKI PLC ...........................................   9,054,655

Multi-Line Insurance - 2.4%
      477,070   Assurant, Inc. ....................................  12,871,349

Multimedia - 2.4%
      781,385   Time Warner, Inc.* ................................  13,002,246

Oil Companies - Exploration and Production - 2.2%
      175,565   EOG Resources, Inc. ...............................  11,685,606

Paper and Related Products - 2.8%
      443,270   Aracruz Celulose S.A. (ADR) .......................  14,929,334

Radio - 0.9%
      151,730   XM Satellite Radio Holdings, Inc. - Class A*,# ....   4,903,914

Real Estate Operating/Development - 1.2%
      328,775   Desarrolladora Homex S.A. (ADR)*,# ................   6,131,654

Reinsurance - 3.0%
        5,662   Berkshire Hathaway, Inc. - Class B* ...............  15,876,248

Retail - Auto Parts - 2.5%
       88,345   AutoZone, Inc.* ...................................   7,227,505
      436,120   Pep Boys - Manny, Moe & Jack ......................   6,201,626
                                                                     13,429,131

Retail - Discount - 4.0%
      436,640   Costco Wholesale Corp. ............................  20,932,522

Semiconductor Components/Integrated Circuits - 1.0%
      119,720   Maxim Integrated Products, Inc. ...................   5,266,483

Steel - Producers - 3.2%
      418,560   Companhia Siderurgica de Tubarao ..................  16,890,419

Steel - Specialty - 2.6%
      930,500   Companhia Siderurgica Nacional S.A. (ADR)# ........  13,724,875

Television - 3.0%
      514,318   Univision Communications, Inc. - Class A* .........  15,923,285

Toys - 1.0%
      336,940   Marvel Enterprises, Inc.* .........................   5,188,876

Transportation - Services - 2.8%
      163,080   FedEx Corp. .......................................  14,859,850
--------------------------------------------------------------------------------
Total Common Stock (cost $434,953,694) ............................ 510,609,772
--------------------------------------------------------------------------------
Other Securities - 9.9%
   52,212,358   State Street Navigator Securities Lending
                 Prime Portfolio+ (cost $52,212,358) ..............  52,212,358
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 0.7%
                Federal Home Loan Bank System
   $3,500,000    1.69%, 11/1/04 (amortized cost $3,500,000) .......   3,500,000
--------------------------------------------------------------------------------
Time Deposit - 4.9%
                SunTrust Banks, Inc., ETD
   26,000,000    1.78125%, 11/1/04 (cost $26,000,000) .............  26,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $516,666,052) - 111.8% .............. 592,322,130
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (11.8)% .. (62,517,861)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$529,804,269
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


30  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Summary of Investments by Country

Country                          Value               % of Investment Securities
--------------------------------------------------------------------------------
Brazil                    $ 45,544,628                                     7.7%
Canada                      15,267,212                                     2.6%
France                      34,466,116                                     5.8%
Germany                     18,942,695                                     3.2%
Israel                      16,010,431                                     2.7%
Mexico                       6,131,654                                     1.0%
South Korea                  6,577,778                                     1.1%
Sweden                      15,848,938                                     2.7%
Switzerland                 21,141,902                                     3.6%
United Kingdom              12,275,843                                     2.1%
United States++            400,114,933                                    67.5%
--------------------------------------------------------------------------------
Total                     $592,322,130                                   100.0%

++Includes Short-Term Securities and Other Securities (53.8% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Growth Funds  October 31, 2004  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Twenty Fund (unaudited) (closed to new investors)

================================================================================
Fund Strategy

This nondiversified fund invests in a concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium and small-sized companies.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Scott Schoelzel
                                                               portfolio manager

Performance Overview

Golfing great, Ben Hogan once said, "The greatest pleasure is obtained in improving." I think Mr. Hogan was right; we take great pleasure in sharing with you Janus Twenty Fund's improving results.

For the year ended October 31, 2004, Janus Twenty Fund returned 16.85% while its benchmark, the S&P 500(R) Index returned 9.42% and the Fund's secondary benchmark, the Russell Top 200(R) Growth Index, returned 1.90%. According to Lipper, Inc., Janus Twenty Fund was the single best-performing Large Cap Growth fund in the country this past year, and its three-year performance now ranks it back in the top 15% of its peer group (based on total return).

In addition to the Fund's improving performance, we remained vigilant on the Fund's other key operating metrics. Total expenses for Janus Twenty Fund this past year were 0.89%. This compares favorably to the Fund's peers, which had average expenses of over 1.52% for the year. The Fund's portfolio turnover rate was only 14%, which again compares favorably to its peer average of over 150%. This low turnover rate helped keep the Fund's costs in check and provides further evidence that many of our investments were initiated years ago and continue to earn our confidence. I credit the Fund's impressive metrics to the outstanding quality and depth of the investment research performed by our analysts. Their work has given us the confidence to invest early and with conviction in some of our best ideas. In fact, our investments in eBay, UnitedHealth Group, Roche and Nike were among the four largest contributors to the Fund's performance and are all the result of long-term investment commitments.

Top Performers

One of the best-performing positions in the Fund has been eBay. Its management team, the sheer financial power of its business model and the global proliferation of the "eBay economy" have all continued to impress us. The eBay trading platform is well on its way to enabling the buying and selling of products worldwide with a gross merchandise value (GMV) in excess of $34 billion dollars. eBay's own revenues from those sales were in excess of $2.5 billion this year and we expect both to grow rapidly again next year. To give you an idea of the velocity of trade on eBay, a car is sold every six minutes, a digital camera is sold every 14 minutes and a piece of jewelry every eight minutes. Today, over 430,000 people are making a living buying and selling on eBay. Finally, we continue to be impressed with eBay's entire management team and their ability to guide the company's explosive growth.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                               October 31, 2004                October 31, 2003

eBay, Inc.                                17.3%                            9.1%
UnitedHealth Group, Inc.                  12.5%                            8.1%
Roche Holding A.G.                         7.2%                            5.4%
Bank of America Corp.                      6.7%                            5.6%
NIKE, Inc. - Class B                       6.0%                            4.1%
Genentech, Inc.                            6.0%                            4.9%
Electronic Arts, Inc.                      5.5%                            5.5%
Wells Fargo & Co.                          3.6%                            3.2%
Procter & Gamble Co.                       3.3%                            2.9%
3M Co.                                     3.3%                            2.2%

Investing in the managed care sector is not for the faint of heart; very few issues are as highly charged as healthcare. But, as consumers become increasingly responsible for the first dollars spent on their healthcare needs, it's clear to us that UnitedHealth is winning in the marketplace. The company's flexible plan designs, along with its increasing focus on making healthcare more affordable for larger and larger segments of the population, are a powerful financial combination. Janus' healthcare team continues to do an outstanding job monitoring medical and financial trends as well as anticipating the changes in this emotionally charged space. We continue to have the utmost confidence in Bill Maguire, Steve Hemsley and the entire UnitedHealth Group management team.

Roche, the Swiss pharmaceutical company, is transforming itself from a traditional diversified pharmaceutical company to one that is highly focused on the diagnosis and treatment of various forms of cancer. Roche has sold its over-the-counter businesses


32  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited) (closed to new investors)

and used those funds, together with monies generated from its existing pharmaceutical and diagnostic businesses, to restructure its balance sheet. Perhaps more importantly, we believe Roche has been adept at structuring some of the pharmaceutical industry's most fruitful development partnerships, namely its 57% investment in Genentech, the wildly successful U.S. biotech company, and with Chugai, a leading Japanese pharmaceutical company.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

    [The following table was depicted as a bar chart in the printed material]

                                     S&P 500(R) Index          Janus Twenty Fund
                                     ----------------          -----------------
             E-Commerce/Services            0.6%                    17.3%
                   Medical - HMO            0.9%                    12.5%
            Super-Regional Banks            5.1%                    10.4%
                 Medical - Drugs            5.4%                     9.4%
Medical - Biomedical and Genetic            1.1%                     7.0%
--------------------------------------------------------------------------------

Our investment in Nike has had a very positive impact on the Fund's performance as well. Nike is breaking away from its competitors and establishing itself as the leading athletic footwear and performance apparel company in the world. With $12 billion in annual sales, over 50% of which come from outside the U.S., Nike is moving way beyond the faddish product swings of the late 90s to become one of the premier consumer branded products companies on the global scene. We believe that today, unlike years past, no one product, no one category, no one sport and no one athlete can disproportionately influence the financial fortunes of the company. Financially, Nike, under the direction of its CFO, Don Blair, has become a much more disciplined company, and we continue to be attracted to Nike's high return on its fixed asset, cash-generative business model.

Detractors

To be fair, not everything went our way this year. We did have a few investments that lagged the markets, although none effected the Fund to a material degree. Our investment in Kohl's department stores continues to frustrate us, but we are optimistic that the storewide launch of its high-margin cosmetics counters will help reinvigorate sales. Our investment in Electronic Arts, the computer gaming software company, has also suffered, as point product competition has heated up and the uncertainty of next year's hardware transitions weigh on the minds of investors.

We are all very pleased with the Fund's continued improvement but recognize there is more work to be done. Our investment staff, while gratified, is certainly not satisfied. We can continue to improve and I am confident we will.

Outlook

Finally, as has been the case since April of 1999, the Fund remains closed to new investors. Although most of its shareholders have enjoyed positive returns, there is a small group of shareholders who may be "under water" with their original investment in this Fund. As the Fund's portfolio manager, I remain committed to further repairing the financial fortunes of the shareholders who have had the fortitude to stay invested in the Fund and who have hopefully kept investing along the way. Just like me.

Thank you all for your continued investment in Janus Twenty Fund.


                                        Janus Growth Funds  October 31, 2004  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Twenty Fund (unaudited)

Performance
================================================================================

                         Initial Investment of $10,000

    [The following was depicted as a mountain chart in the printed material]

               Janus Twenty             S&P 500(R)           Russell Top 200(R)
                  Fund                    Index               Growth Index
               ------------             ----------           ------------------
 4/30/1985*      $ 10,000                $ 10,000
 5/31/1985       $ 10,404                $ 10,578
 6/30/1985       $ 10,521                $ 10,743
 7/31/1985       $ 10,548                $ 10,728
 8/31/1985       $ 10,642                $ 10,636
 9/30/1985       $ 10,256                $ 10,304
10/31/1985       $ 10,614                $ 10,779
11/30/1985       $ 11,000                $ 11,519
12/31/1985**     $ 11,442                $ 12,076                  $ 10,000
 1/31/1986       $ 11,423                $ 12,143                  $ 10,022
 2/28/1986       $ 12,684                $ 13,051                  $ 10,773
 3/31/1986       $ 13,785                $ 13,779                  $ 11,455
 4/30/1986       $ 13,004                $ 13,624                  $ 11,415
 5/31/1986       $ 13,427                $ 14,349                  $ 12,019
 6/30/1986       $ 13,832                $ 14,591                  $ 12,315
 7/31/1986       $ 13,079                $ 13,775                  $ 11,532
 8/31/1986       $ 14,026                $ 14,797                  $ 12,068
 9/30/1986       $ 12,608                $ 13,574                  $ 10,784
10/31/1986       $ 12,896                $ 14,356                  $ 11,387
11/30/1986       $ 12,800                $ 14,705                  $ 11,646
12/31/1986       $ 12,864                $ 14,330                  $ 11,399
 1/31/1987       $ 14,250                $ 16,260                  $ 13,058
 2/28/1987       $ 14,676                $ 16,902                  $ 13,907
 3/31/1987       $ 14,676                $ 17,390                  $ 14,147
 4/30/1987       $ 14,495                $ 17,235                  $ 13,922
 5/31/1987       $ 14,591                $ 17,385                  $ 14,101
 6/30/1987       $ 15,028                $ 18,263                  $ 14,809
 7/31/1987       $ 15,209                $ 19,188                  $ 15,528
 8/31/1987       $ 15,369                $ 19,904                  $ 16,271
 9/30/1987       $ 14,612                $ 19,468                  $ 15,826
10/31/1987       $ 11,063                $ 15,275                  $ 12,396
11/30/1987       $ 10,924                $ 14,016                  $ 11,255
12/31/1987       $ 11,366                $ 15,082                  $ 12,134
 1/31/1988       $ 11,478                $ 15,717                  $ 12,282
 2/29/1988       $ 11,704                $ 16,450                  $ 12,834
 3/31/1988       $ 11,916                $ 15,941                  $ 12,225
 4/30/1988       $ 12,129                $ 16,118                  $ 12,225
 5/31/1988       $ 12,092                $ 16,257                  $ 12,248
 6/30/1988       $ 12,505                $ 17,003                  $ 12,841
 7/31/1988       $ 12,367                $ 16,939                  $ 12,745
 8/31/1988       $ 12,104                $ 16,364                  $ 12,286
 9/30/1988       $ 12,930                $ 17,061                  $ 12,966
10/31/1988       $ 13,068                $ 17,536                  $ 13,352
11/30/1988       $ 13,143                $ 17,286                  $ 13,127
12/31/1988       $ 13,531                $ 17,587                  $ 13,454
 1/31/1989       $ 14,288                $ 18,875                  $ 14,454
 2/28/1989       $ 14,166                $ 18,405                  $ 14,029
 3/31/1989       $ 14,856                $ 18,834                  $ 14,424
 4/30/1989       $ 16,032                $ 19,812                  $ 15,311
 5/31/1989       $ 17,640                $ 20,614                  $ 15,957
 6/30/1989       $ 17,059                $ 20,497                  $ 15,892
 7/31/1989       $ 18,925                $ 22,347                  $ 17,639
 8/31/1989       $ 20,425                $ 22,784                  $ 17,784
 9/30/1989       $ 21,682                $ 22,692                  $ 17,898
10/31/1989       $ 19,830                $ 22,165                  $ 17,748
11/30/1989       $ 20,236                $ 22,617                  $ 18,227
12/31/1989       $ 20,412                $ 23,160                  $ 18,524
 1/31/1990       $ 18,295                $ 21,605                  $ 17,119
 2/28/1990       $ 18,755                $ 21,884                  $ 17,156
 3/31/1990       $ 19,576                $ 22,463                  $ 17,825
 4/30/1990       $ 19,827                $ 21,903                  $ 17,691
 5/31/1990       $ 22,291                $ 24,039                  $ 19,537
 6/30/1990       $ 23,029                $ 23,877                  $ 19,737
 7/31/1990       $ 22,500                $ 23,800                  $ 19,698
 8/31/1990       $ 19,757                $ 21,649                  $ 17,933
 9/30/1990       $ 18,950                $ 20,595                  $ 17,039
10/31/1990       $ 18,574                $ 20,507                  $ 17,218
11/30/1990       $ 19,799                $ 21,833                  $ 18,187
12/31/1990       $ 20,531                $ 22,441                  $ 18,777
 1/31/1991       $ 21,970                $ 23,419                  $ 19,603
 2/28/1991       $ 24,028                $ 25,093                  $ 21,108
 3/31/1991       $ 25,255                $ 25,701                  $ 21,854
 4/30/1991       $ 24,973                $ 25,762                  $ 21,782
 5/31/1991       $ 26,623                $ 26,873                  $ 22,711
 6/30/1991       $ 25,523                $ 25,642                  $ 21,685
 7/31/1991       $ 27,709                $ 26,837                  $ 22,867
 8/31/1991       $ 29,387                $ 27,473                  $ 23,644
 9/30/1991       $ 29,542                $ 27,013                  $ 23,126
10/31/1991       $ 30,684                $ 27,377                  $ 23,441
11/30/1991       $ 29,753                $ 26,273                  $ 22,894
12/31/1991       $ 34,741                $ 29,278                  $ 26,176
 1/31/1992       $ 33,707                $ 28,733                  $ 25,296
 2/29/1992       $ 33,233                $ 29,105                  $ 25,330
 3/31/1992       $ 31,926                $ 28,539                  $ 24,742
 4/30/1992       $ 31,237                $ 29,376                  $ 25,112
 5/31/1992       $ 31,840                $ 29,520                  $ 25,335
 6/30/1992       $ 31,151                $ 29,081                  $ 24,732
 7/31/1992       $ 32,113                $ 30,269                  $ 25,841
 8/31/1992       $ 31,395                $ 29,650                  $ 25,531
 9/30/1992       $ 32,099                $ 29,998                  $ 25,752
10/31/1992       $ 32,673                $ 30,102                  $ 26,024
11/30/1992       $ 34,698                $ 31,127                  $ 27,002
12/31/1992       $ 35,426                $ 31,509                  $ 27,194
 1/31/1993       $ 35,980                $ 31,772                  $ 26,685
 2/28/1993       $ 34,405                $ 32,205                  $ 26,392
 3/31/1993       $ 35,543                $ 32,885                  $ 26,819
 4/30/1993       $ 34,186                $ 32,090                  $ 25,756
 5/31/1993       $ 35,674                $ 32,949                  $ 26,557
 6/30/1993       $ 36,359                $ 33,045                  $ 26,269
 7/31/1993       $ 35,995                $ 32,912                  $ 25,642
 8/31/1993       $ 37,059                $ 34,161                  $ 26,509
 9/30/1993       $ 37,672                $ 33,899                  $ 26,090
10/31/1993       $ 37,701                $ 34,600                  $ 26,951
11/30/1993       $ 36,228                $ 34,270                  $ 26,968
12/31/1993       $ 36,642                $ 34,685                  $ 27,175
 1/31/1994       $ 38,203                $ 35,864                  $ 27,771
 2/28/1994       $ 37,573                $ 34,890                  $ 27,148
 3/31/1994       $ 35,277                $ 33,369                  $ 25,821
 4/30/1994       $ 35,052                $ 33,797                  $ 26,028
 5/31/1994       $ 34,602                $ 34,352                  $ 26,581
 6/30/1994       $ 33,011                $ 33,510                  $ 25,955
 7/31/1994       $ 34,452                $ 34,610                  $ 26,917
 8/31/1994       $ 36,057                $ 36,029                  $ 28,372
 9/30/1994       $ 34,872                $ 35,148                  $ 28,019
10/31/1994       $ 36,372                $ 35,938                  $ 28,757
11/30/1994       $ 34,647                $ 34,629                  $ 27,991
12/31/1994       $ 34,177                $ 35,143                  $ 28,493
 1/31/1995       $ 34,914                $ 36,054                  $ 29,213
 2/28/1995       $ 35,712                $ 37,459                  $ 30,298
 3/31/1995       $ 36,540                $ 38,564                  $ 31,050
 4/30/1995       $ 38,060                $ 39,700                  $ 31,910
 5/31/1995       $ 39,580                $ 41,287                  $ 33,161
 6/30/1995       $ 41,747                $ 42,246                  $ 34,346
 7/31/1995       $ 44,471                $ 43,647                  $ 35,441
 8/31/1995       $ 44,486                $ 43,756                  $ 35,316
 9/30/1995       $ 46,262                $ 45,603                  $ 37,345
10/31/1995       $ 45,344                $ 45,440                  $ 37,818
11/30/1995       $ 46,517                $ 47,435                  $ 39,192
12/31/1995       $ 46,556                $ 48,349                  $ 39,506
 1/31/1996       $ 48,478                $ 49,994                  $ 41,100
 2/29/1996       $ 50,220                $ 50,458                  $ 41,506
 3/31/1996       $ 50,891                $ 50,943                  $ 41,439
 4/30/1996       $ 51,489                $ 51,694                  $ 42,124
 5/31/1996       $ 53,629                $ 53,028                  $ 43,876
 6/30/1996       $ 53,103                $ 53,230                  $ 44,561
 7/31/1996       $ 50,510                $ 50,878                  $ 42,303
 8/31/1996       $ 52,432                $ 51,951                  $ 42,912
 9/30/1996       $ 56,223                $ 54,875                  $ 46,204
10/31/1996       $ 57,855                $ 56,389                  $ 46,825
11/30/1996       $ 62,135                $ 60,651                  $ 50,653
12/31/1996       $ 59,525                $ 59,449                  $ 49,606
 1/31/1997       $ 64,595                $ 63,164                  $ 53,594
 2/28/1997       $ 63,707                $ 63,659                  $ 53,544
 3/31/1997       $ 60,478                $ 61,044                  $ 50,694
 4/30/1997       $ 63,555                $ 64,687                  $ 54,855
 5/31/1997       $ 67,174                $ 68,626                  $ 58,474
 6/30/1997       $ 71,226                $ 71,700                  $ 61,076
 7/31/1997       $ 79,677                $ 77,405                  $ 66,332
 8/31/1997       $ 73,761                $ 73,069                  $ 61,385
 9/30/1997       $ 77,900                $ 77,070                  $ 64,376
10/31/1997       $ 76,166                $ 74,497                  $ 62,297
11/30/1997       $ 76,535                $ 77,945                  $ 65,641
12/31/1997       $ 77,201                $ 79,284                  $ 66,340
 1/31/1998       $ 80,739                $ 80,161                  $ 69,383
 2/28/1998       $ 86,917                $ 85,942                  $ 74,195
 3/31/1998       $ 91,550                $ 90,343                  $ 77,104
 4/30/1998       $ 96,657                $ 91,252                  $ 78,178
 5/31/1998       $ 95,312                $ 89,684                  $ 76,277
 6/30/1998       $104,855                $ 93,327                  $ 81,735
 7/31/1998       $109,837                $ 92,333                  $ 81,959
 8/31/1998       $ 93,221                $ 78,984                  $ 70,479
 9/30/1998       $103,236                $ 84,043                  $ 75,912
10/31/1998       $107,072                $ 90,880                  $ 82,131
11/30/1998       $114,795                $ 96,388                  $ 88,538
12/31/1998       $133,863                $101,942                  $ 96,255
 1/31/1999       $150,263                $106,205                  $102,544
 2/28/1999       $143,381                $102,904                  $ 97,932
 3/31/1999       $164,704                $107,021                  $103,027
 4/30/1999       $161,163                $111,166                  $102,162
 5/31/1999       $151,267                $108,541                  $ 98,602
 6/30/1999       $157,697                $114,564                  $105,512
 7/31/1999       $151,720                $110,987                  $102,161
 8/31/1999       $154,131                $110,438                  $104,364
 9/30/1999       $159,555                $107,410                  $101,925
10/31/1999       $175,076                $114,207                  $109,590
11/30/1999       $188,563                $116,529                  $114,486
12/31/1999       $220,742                $123,392                  $124,825
 1/31/2000       $209,524                $117,193                  $117,747
 2/29/2000       $222,991                $114,974                  $119,226
 3/31/2000       $232,913                $126,221                  $130,043
 4/30/2000       $211,905                $122,424                  $125,475
 5/31/2000       $190,209                $119,913                  $119,828
 6/30/2000       $204,312                $122,869                  $128,066
 7/31/2000       $202,618                $120,948                  $123,262
 8/31/2000       $218,308                $128,461                  $132,983
 9/30/2000       $200,026                $121,679                  $119,149
10/31/2000       $188,040                $121,164                  $114,066
11/30/2000       $159,068                $111,612                  $ 98,961
12/31/2000       $149,188                $112,158                  $ 94,207
 1/31/2001       $155,694                $116,137                  $100,956
 2/28/2001       $124,632                $105,548                  $ 83,886
 3/31/2001       $112,490                $ 98,861                  $ 75,370
 4/30/2001       $128,579                $106,544                  $ 84,287
 5/31/2001       $126,319                $107,258                  $ 82,867
 6/30/2001       $120,085                $104,647                  $ 80,531
 7/31/2001       $113,061                $103,617                  $ 79,268
 8/31/2001       $103,097                $ 97,130                  $ 72,634
 9/30/2001       $ 96,455                $ 89,287                  $ 66,376
10/31/2001       $ 98,850                $ 90,989                  $ 69,190
11/30/2001       $105,793                $ 97,969                  $ 75,674
12/31/2001       $105,623                $ 98,827                  $ 74,908
01/31/2002       $100,405                $ 97,385                  $ 73,824
02/28/2002       $ 98,455                $ 95,507                  $ 70,999
03/31/2002       $ 99,581                $ 99,099                  $ 72,836
04/30/2002       $ 91,974                $ 93,091                  $ 66,433
 5/31/2002       $ 90,848                $ 92,405                  $ 64,911
 6/30/2002       $ 88,047                $ 85,823                  $ 59,171
 7/31/2002       $ 81,895                $ 79,134                  $ 56,545
 8/31/2002       $ 83,186                $ 79,652                  $ 56,801
 9/30/2002       $ 77,776                $ 70,996                  $ 50,583
10/31/2002       $ 83,680                $ 77,244                  $ 55,400
11/30/2002       $ 85,383                $ 81,791                  $ 58,089
12/31/2002       $ 80,252                $ 76,986                  $ 53,952
 1/31/2003       $ 79,146                $ 74,969                  $ 52,447
 2/28/2003       $ 78,150                $ 73,844                  $ 52,261
 3/31/2003       $ 79,837                $ 74,561                  $ 53,233
 4/30/2003       $ 84,429                $ 80,703                  $ 57,248
05/31/2003       $ 88,413                $ 84,955                  $ 59,436
06/30/2003       $ 90,100                $ 86,039                  $ 60,246
07/31/2003       $ 91,096                $ 87,556                  $ 61,586
08/31/2003       $ 91,926                $ 89,263                  $ 62,658
09/30/2003       $ 91,179                $ 88,315                  $ 62,126
10/31/2003       $ 94,222                $ 93,311                  $ 65,230
11/30/2003       $ 94,776                $ 94,132                  $ 65,635
12/31/2003       $100,562                $ 99,069                  $ 68,320
 1/31/2004       $102,842                $100,887                  $ 69,492
 2/29/2004       $105,566                $102,290                  $ 69,744
 3/31/2004       $106,122                $100,746                  $ 68,143
 4/30/2004       $105,983                $ 99,165                  $ 67,654
 5/31/2004       $109,625                $100,525                  $ 68,827
 6/30/2004       $109,959                $102,481                  $ 69,636
 7/31/2004       $102,814                $ 99,088                  $ 65,904
 8/31/2004       $105,677                $ 99,489                  $ 65,724
 9/30/2004       $110,320                $100,567                  $ 65,810
10/31/2004       $110,098                $102,103                  $ 66,467

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                               One          Five        Ten             Since
                               Year         Year        Year          Inception*
--------------------------------------------------------------------------------
Janus Twenty Fund             16.85%       (8.86)%      11.71%         13.09%
--------------------------------------------------------------------------------
S&P 500(R) Index               9.42%       (2.22)%      11.01%         12.65%
--------------------------------------------------------------------------------
Russell Top 200(R)
Growth Index                   1.90%       (9.52)%       8.74%         10.58%**
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Large-Cap
Growth Funds                   1/655       297/389       1/122          2/40
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - April 30, 1985

**The Russell Top 200(R) Growth Index's since inception returns calculated from December 31, 1985.

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value     Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                  $1,038.80                      $4.51
-------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                  $1,020.71                      $4.47
-------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                           Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Twenty Fund                                         0.89%
--------------------------------------------------------------------------------
Large-Cap Growth Funds Average                            1.52%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry Average Annual Expense Ratios: Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


34  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 98.6%
Athletic Footwear - 6.0%
    6,677,115   NIKE, Inc. - Class B ............................$  542,916,221

Computers - 1.0%
      994,560   Research In Motion, Ltd.
                 (New York Shares)*,# ...........................    87,720,192

Cosmetics and Toiletries - 3.3%
    5,802,910   Procter & Gamble Co. ............................   296,992,934

Diversified Operations - 3.3%
    3,791,020   3M Co. ..........................................   294,069,421

E-Commerce/Products - 1.2%
    3,310,940   Amazon.com, Inc.*,# .............................   113,002,382

E-Commerce/Services - 17.3%
   15,987,950   eBay, Inc.* ..................................... 1,560,583,799

Electronic Components - Semiconductors - 2.1%
    7,779,865   Texas Instruments, Inc. .........................   190,217,699

Entertainment Software - 5.5%
   10,971,065   Electronic Arts, Inc.* ..........................   492,820,240

Finance - Consumer Loans - 2.8%
    5,649,285   SLM Corp.,# .....................................   255,686,639

Finance - Investment Bankers/Brokers - 3.0%
    2,761,490   Goldman Sachs Group, Inc. .......................   271,675,386

Finance - Mortgage Loan Banker - 3.2%
    9,076,380   Countrywide Financial Corp. .....................   289,808,813

Medical - Biomedical and Genetic - 7.0%
    3,178,520   Celgene Corp.*,# ................................    94,147,762
   11,858,540   Genentech, Inc.*,# ..............................   539,919,327
                                                                    634,067,089

Medical - Drugs - 9.4%
    4,408,000   Forest Laboratories, Inc.*,# ....................   196,596,800
    6,434,958   Roche Holding A.G. ..............................   655,573,565
                                                                    852,170,365

Medical - HMO - 12.5%
   15,565,730   UnitedHealth Group, Inc. ........................ 1,126,958,852

Optical Supplies - 1.0%
    1,224,605   Alcon, Inc. (New York Shares),# .................    87,191,876

Retail - Auto Parts - 1.8%
    2,000,145   AutoZone, Inc.*,# ...............................   163,631,862

Retail - Regional Department Stores - 3.0%
    5,344,290   Kohl's Corp.* ...................................   271,276,160

Super-Regional Banks - 10.4%
   13,516,280   Bank of America Corp. ...........................   605,394,182
    5,505,370   Wells Fargo & Co. ...............................   328,780,696
                                                                    934,174,878

Web Portals/Internet Service Providers - 2.0%
    5,130,650   Yahoo!, Inc.* ...................................   185,678,224

Wireless Equipment - 2.8%
    5,971,806   QUALCOMM, Inc. ..................................   249,681,209
--------------------------------------------------------------------------------
Total Common Stock (cost $6,085,181,319) ........................ 8,900,324,241
--------------------------------------------------------------------------------
Other Securities - 2.3%
  208,310,904   State Street Navigator Securities Lending
                  Prime Portfolio+ (cost $208,310,904) ..........$  208,310,904
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.6%
                Wells Fargo & Co., 1.74%, 11/3/04
  $50,000,000     (amortized cost $49,995,167) ..................    49,995,167
--------------------------------------------------------------------------------
Time Deposit - 0.9%
                SunTrust Banks, Inc., ETD
   79,300,000     1.78125%, 11/1/04 (cost $79,300,000) ..........    79,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $6,422,787,390) - 102.4% .......... 9,237,930,312
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.4)%..  (214,451,138)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$9,023,479,174
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                           Value              % of Investment Securities
--------------------------------------------------------------------------------
Canada                   $   87,720,192                                    1.0%
Switzerland                 742,765,441                                    8.0%
United States++           8,407,444,679                                   91.0%
--------------------------------------------------------------------------------
Total                    $9,237,930,312                                  100.0%

++Includes Short-Term Securities and Other Securities (87.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Growth Funds  October 31, 2004  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Venture Fund (unaudited) (closed to new investors)

================================================================================
Fund Strategy

This diversified fund emphasizes investments in small-sized growth companies with highly competitive franchises. It may invest in any attractively-priced, well-managed companies we feel offer the potential for capital appreciation.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Will Bales
                                                               portfolio manager

Performance Overview

During the 12 months ended October 31, 2004, the equity markets continued the strong performance they began in 2003. A continued sense of improvement in corporate profits and the economy in general was able to outweigh concerns over geopolitical unrest and the pending U.S. presidential election. Janus Venture Fund rose in this environment, returning 7.95%. This compares to 11.73% for the Russell 2000(R) Index, the Fund's primary benchmark, and 5.53% for the Russell 2000(R) Growth Index, the Fund's secondary benchmark.

The Fund's performance landed in between the broader-based Russell 2000(R) Index and the more growth-laden Russell 2000(R) Growth Index. This outcome is in line with the strategy I have pursued throughout the market in 2004. As I said earlier in the year, the returns in 2004 were not likely to mirror the very strong results of 2003, and this year was more likely to be a stockpicker's market where avoiding mistakes was as important as finding winners.

For the most part, we were able to do both; however, we were especially successful at finding the winners among the software, semiconductor and media industries. In fact, strong stock selection within these three groups helped push the Fund up past the Russell 2000(R) Growth Index. On the other hand, the Russell 2000(R) Index managed to outpace the Fund due in part to weak results of a number of our technology hardware and healthcare equipment holdings, as well as relatively small weighting in the strong-performing materials sector versus that of the Index.

Retail, Media and Software Stocks Were Among the Fund's Stronger Performers

While we held overweight positions in these weaker-performing sectors, the stocks that we picked significantly outperformed those in the index.

Musical instrument retailer Guitar Center was a positive for the Fund during the past 12 months. The stock appreciated to a point where we believed further gains would be limited so we scaled back our position and booked some long-term profits. These monies were then invested in new ideas where we believed there was better risk/reward potential.

One new idea that has paid off is independent film distributor Lion's Gate Entertainment, where we established a new stake in the second quarter of 2004. Lion's Gate owns the rights to the world's largest library of independent films. The company's share price was lifted by the distribution success of the controversial "Fahrenheit 9/11" and the surprise hit "Open Water," as well as takeover speculation.

Leading our software holdings was Euronet Worldwide, which offers financial transaction services across Europe. As it's continued to build up its pre-paid card business through acquisitions, it's proved profitable on a sustainable basis. In turn, the company is developing a reputation among investors for doing the right things, and since perception is one key to thriving as a small cap, the stock has been advancing steadily.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                     October 31, 2004          October 31, 2003

Euronet Worldwide, Inc.                          4.0%                      2.3%
CB Richard Ellis Group, Inc.                     2.6%                       --
TALX Corp.                                       2.2%                      1.6%
Infocrossing, Inc.                               2.1%                      1.0%
Centene Corp.                                    2.0%                      1.3%
TIBCO Software, Inc.                             1.9%                      0.2%
Ultimate Software Group, Inc.                    1.8%                      0.9%
iPayment Holdings, Inc.                          1.8%                      0.9%
K2, Inc.                                         1.6%                      0.7%
Open Solutions, Inc.                             1.5%                       --

Weak Performers Included Technology Hardware and Healthcare Stocks

While the Fund's weighting in both the technology hardware and healthcare sectors was in line with the index, the weak results of a number of our holdings in these two groups hurt our relative performance.


36  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited) (closed to new investors)

Superconductor Technologies, a developer of filters and amplifiers for personal wireless communications gear, struggled throughout the year as two major clients, including Verizon Communications, redirected resources away from important initiatives. It's not unusual for the fortunes of many small-cap companies to hinge upon the decisions of larger companies and we initially stuck with Superconductor, but it became apparent later in the year that prospects for the firm had dimmed and we exited the position.

We also lost patience with Staar Surgical, an implantable contact lens manufacturer which sagged in January after federal regulators issued a warning over quality control issues. We opted to wait out the situation and on the last day of the first quarter, the U.S. Food and Drug Administration declared Staar's corrective measures adequate and the stock vaulted about 20%. Although it still posted a loss for the quarter, Staar's prospects improved immensely. Later in the year however, Staar received a second warning letter about its manufacturing plants. This was enough evidence that management was not seriously addressing the problem and we sold our position.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

    [The following table was depicted as a bar chart in the printed material]

                                 Russel 2000(R) Index         Janus Venture Fund
                                 --------------------         ------------------
  Commercial Services - Finance          0.5%                       6.0%
              Computer Services          1.0%                       3.2%
   Enterprise Software/Services          0.8%                       2.9%
                   Therapeutics          1.7%                       2.7%
Real Estate Management/Services          0.3%                       2.6%
--------------------------------------------------------------------------------

Investment Strategy and Outlook

The outlook for the market going forward seems to be improving after the U.S. presidential election and with oil prices settling down some. As many of our companies are exposed to an improving economy, the wind should be in their sails, but we take nothing for granted. Stock performance is ultimately driven by a company's execution and ability to hit its financial targets, and so we regularly check in with management teams, ensuring that our reasons for investing are still valid.

I would also like to once again reiterate that we have no current intentions of reopening the Fund to new investors. Continuing to keep it closed allows us to find and react to opportunities to try to produce solid returns for our loyal shareholders.

In closing, I want to say that by carefully monitoring our current holdings, paying close attention to valuations and continuing to turn over more rocks for new and different ideas, I believe we will continue to deliver solid results to the Fund's shareholders by tapping the value inherent in the small-cap stock universe.

Thank you for your continued investment in Janus Venture Fund.


                                        Janus Growth Funds  October 31, 2004  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Venture Fund (unaudited)

Performance
================================================================================

                         Initial Investment of $10,000

    [The following was depicted as a mountain chart in the printed material]

               Janus Venture           Russell 2000(R)        Russell 2000(R)
                   Fund                    Index                Growth Index
               -------------           ---------------        ---------------
 4/30/1985*      $ 10,000                  $ 10,000                 $ 10,000
 5/31/1985       $ 10,379                  $ 10,368                 $ 10,423
 6/30/1985       $ 10,586                  $ 10,485                 $ 10,522
 7/31/1985       $ 10,657                  $ 10,778                 $ 10,842
 8/31/1985       $ 10,793                  $ 10,674                 $ 10,676
 9/30/1985       $ 10,388                  $ 10,028                  $ 9,903
10/31/1985       $ 10,739                  $ 10,409                 $ 10,320
11/30/1985       $ 11,427                  $ 11,158                 $ 11,072
12/31/1985       $ 11,647                  $ 11,649                 $ 11,597
 1/31/1986       $ 12,195                  $ 11,833                 $ 11,862
 2/28/1986       $ 13,005                  $ 12,683                 $ 12,737
 3/31/1986       $ 13,454                  $ 13,298                 $ 13,316
 4/30/1986       $ 13,665                  $ 13,495                 $ 13,642
 5/31/1986       $ 14,695                  $ 13,960                 $ 14,142
 6/30/1986       $ 15,224                  $ 13,943                 $ 14,187
 7/31/1986       $ 14,414                  $ 12,639                 $ 12,662
 8/31/1986       $ 14,629                  $ 13,040                 $ 12,935
 9/30/1986       $ 14,025                  $ 12,236                 $ 11,882
10/31/1986       $ 14,424                  $ 12,721                 $ 12,485
11/30/1986       $ 14,276                  $ 12,678                 $ 12,430
12/31/1986       $ 14,025                  $ 12,311                 $ 12,013
 1/31/1987       $ 15,088                  $ 13,735                 $ 13,559
 2/28/1987       $ 16,120                  $ 14,890                 $ 14,871
 3/31/1987       $ 16,304                  $ 15,291                 $ 15,279
 4/30/1987       $ 16,079                  $ 14,849                 $ 14,806
 5/31/1987       $ 16,330                  $ 14,802                 $ 14,702
 6/30/1987       $ 17,024                  $ 15,183                 $ 15,067
 7/31/1987       $ 17,694                  $ 15,656                 $ 15,427
 8/31/1987       $ 17,827                  $ 16,119                 $ 15,873
 9/30/1987       $ 17,745                  $ 15,826                 $ 15,556
10/31/1987       $ 14,756                  $ 10,979                 $ 10,430
11/30/1987       $ 14,255                  $ 10,391                  $ 9,741
12/31/1987       $ 14,748                  $ 11,227                 $ 10,754
 1/31/1988       $ 14,784                  $ 11,717                 $ 10,964
 2/29/1988       $ 15,589                  $ 12,773                 $ 11,985
 3/31/1988       $ 15,914                  $ 13,371                 $ 12,627
 4/30/1988       $ 16,178                  $ 13,675                 $ 12,932
 5/31/1988       $ 16,094                  $ 13,307                 $ 12,506
 6/30/1988       $ 17,037                  $ 14,256                 $ 13,428
 7/31/1988       $ 16,887                  $ 14,121                 $ 13,179
 8/31/1988       $ 16,713                  $ 13,761                 $ 12,699
 9/30/1988       $ 17,680                  $ 14,126                 $ 13,059
10/31/1988       $ 17,536                  $ 13,969                 $ 12,842
11/30/1988       $ 17,157                  $ 13,506                 $ 12,342
12/31/1988       $ 17,644                  $ 14,036                 $ 12,945
 1/31/1989       $ 18,689                  $ 14,663                 $ 13,498
 2/28/1989       $ 18,296                  $ 14,770                 $ 13,530
 3/31/1989       $ 18,809                  $ 15,119                 $ 13,906
 4/30/1989       $ 20,279                  $ 15,778                 $ 14,599
 5/31/1989       $ 22,028                  $ 16,458                 $ 15,299
 6/30/1989       $ 21,610                  $ 16,082                 $ 14,806
 7/31/1989       $ 23,428                  $ 16,703                 $ 15,500
 8/31/1989       $ 24,042                  $ 17,110                 $ 15,946
 9/30/1989       $ 24,606                  $ 17,164                 $ 16,129
10/31/1989       $ 23,726                  $ 16,149                 $ 15,246
11/30/1989       $ 24,036                  $ 16,257                 $ 15,381
12/31/1989       $ 24,479                  $ 16,319                 $ 15,556
 1/31/1990       $ 22,581                  $ 14,893                 $ 13,950
 2/28/1990       $ 23,121                  $ 15,356                 $ 14,479
 3/31/1990       $ 23,981                  $ 15,953                 $ 15,143
 4/30/1990       $ 23,981                  $ 15,432                 $ 14,693
 5/31/1990       $ 26,262                  $ 16,524                 $ 16,003
 6/30/1990       $ 26,275                  $ 16,558                 $ 16,098
 7/31/1990       $ 25,879                  $ 15,829                 $ 15,367
 8/31/1990       $ 23,025                  $ 13,721                 $ 13,142
 9/30/1990       $ 22,383                  $ 12,507                 $ 11,897
10/31/1990       $ 22,329                  $ 11,744                 $ 11,230
11/30/1990       $ 23,524                  $ 12,639                 $ 12,263
12/31/1990       $ 24,382                  $ 13,141                 $ 12,848
 1/31/1991       $ 25,983                  $ 14,329                 $ 14,054
 2/28/1991       $ 27,761                  $ 15,927                 $ 15,669
 3/31/1991       $ 29,812                  $ 17,048                 $ 16,773
 4/30/1991       $ 29,334                  $ 17,005                 $ 16,573
 5/31/1991       $ 30,107                  $ 17,815                 $ 17,373
 6/30/1991       $ 29,411                  $ 16,777                 $ 16,191
 7/31/1991       $ 31,645                  $ 17,366                 $ 16,925
 8/31/1991       $ 33,022                  $ 18,009                 $ 17,672
 9/30/1991       $ 32,755                  $ 18,150                 $ 17,938
10/31/1991       $ 33,296                  $ 18,630                 $ 18,702
11/30/1991       $ 32,895                  $ 17,768                 $ 17,726
12/31/1991       $ 36,041                  $ 19,191                 $ 19,424
 1/31/1992       $ 36,245                  $ 20,746                 $ 20,950
 2/29/1992       $ 36,722                  $ 21,351                 $ 21,173
 3/31/1992       $ 35,405                  $ 20,628                 $ 19,955
 4/30/1992       $ 34,883                  $ 19,906                 $ 18,797
 5/31/1992       $ 35,019                  $ 20,170                 $ 18,755
 6/30/1992       $ 34,127                  $ 19,216                 $ 17,559
 7/31/1992       $ 34,777                  $ 19,885                 $ 18,110
 8/31/1992       $ 34,452                  $ 19,324                 $ 17,413
 9/30/1992       $ 34,944                  $ 19,770                 $ 17,899
10/31/1992       $ 36,124                  $ 20,398                 $ 18,635
11/30/1992       $ 38,024                  $ 21,959                 $ 20,374
12/31/1992       $ 38,723                  $ 22,724                 $ 20,933
 1/31/1993       $ 39,759                  $ 23,493                 $ 21,193
 2/28/1993       $ 39,799                  $ 22,950                 $ 20,042
 3/31/1993       $ 41,126                  $ 23,695                 $ 20,558
 4/30/1993       $ 40,168                  $ 23,045                 $ 19,906
 5/31/1993       $ 40,655                  $ 24,064                 $ 21,099
 6/30/1993       $ 40,592                  $ 24,215                 $ 21,150
 7/31/1993       $ 40,835                  $ 24,549                 $ 21,362
 8/31/1993       $ 41,535                  $ 25,609                 $ 22,385
 9/30/1993       $ 41,283                  $ 26,332                 $ 23,125
10/31/1993       $ 41,817                  $ 27,010                 $ 23,793
11/30/1993       $ 40,686                  $ 26,121                 $ 22,830
12/31/1993       $ 42,239                  $ 27,014                 $ 23,733
 1/31/1994       $ 43,147                  $ 27,861                 $ 24,365
 2/28/1994       $ 42,576                  $ 27,760                 $ 24,258
 3/31/1994       $ 40,952                  $ 26,295                 $ 22,766
 4/30/1994       $ 40,943                  $ 26,451                 $ 22,800
 5/31/1994       $ 40,243                  $ 26,154                 $ 22,290
 6/30/1994       $ 39,811                  $ 25,266                 $ 21,331
 7/31/1994       $ 41,617                  $ 25,681                 $ 21,635
 8/31/1994       $ 43,648                  $ 27,112                 $ 23,225
 9/30/1994       $ 43,778                  $ 27,021                 $ 23,323
10/31/1994       $ 45,679                  $ 26,914                 $ 23,575
11/30/1994       $ 43,250                  $ 25,827                 $ 22,621
12/31/1994       $ 44,546                  $ 26,521                 $ 23,156
 1/31/1995       $ 44,327                  $ 26,187                 $ 22,686
 2/28/1995       $ 46,148                  $ 27,276                 $ 23,732
 3/31/1995       $ 46,285                  $ 27,746                 $ 24,426
 4/30/1995       $ 46,697                  $ 28,363                 $ 24,794
 5/31/1995       $ 48,161                  $ 28,850                 $ 25,118
 6/30/1995       $ 50,577                  $ 30,347                 $ 26,849
 7/31/1995       $ 54,630                  $ 32,095                 $ 28,942
 8/31/1995       $ 55,033                  $ 32,759                 $ 29,299
 9/30/1995       $ 57,998                  $ 33,344                 $ 29,902
10/31/1995       $ 54,465                  $ 31,853                 $ 28,432
11/30/1995       $ 55,225                  $ 33,191                 $ 29,687
12/31/1995       $ 56,332                  $ 34,067                 $ 30,344
 1/31/1996       $ 55,801                  $ 34,030                 $ 30,093
 2/29/1996       $ 58,081                  $ 35,091                 $ 31,465
 3/31/1996       $ 59,164                  $ 35,805                 $ 32,087
 4/30/1996       $ 62,996                  $ 37,720                 $ 34,551
 5/31/1996       $ 65,964                  $ 39,206                 $ 36,323
 6/30/1996       $ 62,455                  $ 37,596                 $ 33,963
 7/31/1996       $ 56,249                  $ 34,312                 $ 29,816
 8/31/1996       $ 60,122                  $ 36,305                 $ 32,024
 9/30/1996       $ 62,850                  $ 37,723                 $ 33,673
10/31/1996       $ 59,518                  $ 37,142                 $ 32,220
11/30/1996       $ 60,206                  $ 38,672                 $ 33,116
12/31/1996       $ 60,850                  $ 39,686                 $ 33,762
 1/31/1997       $ 58,568                  $ 40,479                 $ 34,605
 2/28/1997       $ 56,447                  $ 39,498                 $ 32,515
 3/31/1997       $ 53,557                  $ 37,634                 $ 30,221
 4/30/1997       $ 53,522                  $ 37,739                 $ 29,871
 5/31/1997       $ 57,238                  $ 41,937                 $ 34,361
 6/30/1997       $ 60,334                  $ 43,734                 $ 35,526
 7/31/1997       $ 62,938                  $ 45,769                 $ 37,346
 8/31/1997       $ 63,568                  $ 46,817                 $ 38,467
 9/30/1997       $ 68,775                  $ 50,243                 $ 41,537
10/31/1997       $ 67,479                  $ 48,036                 $ 39,042
11/30/1997       $ 66,435                  $ 47,726                 $ 38,111
12/31/1997       $ 68,525                  $ 48,561                 $ 38,133
 1/31/1998       $ 66,745                  $ 47,795                 $ 37,624
 2/28/1998       $ 73,344                  $ 51,329                 $ 40,946
 3/31/1998       $ 76,959                  $ 53,446                 $ 42,663
 4/30/1998       $ 75,987                  $ 53,741                 $ 42,925
 5/31/1998       $ 73,742                  $ 50,847                 $ 39,806
 6/30/1998       $ 78,676                  $ 50,954                 $ 40,213
 7/31/1998       $ 76,526                  $ 46,829                 $ 36,855
 8/31/1998       $ 60,862                  $ 37,736                 $ 28,347
 9/30/1998       $ 67,558                  $ 40,689                 $ 31,221
10/31/1998       $ 68,201                  $ 42,348                 $ 32,850
11/30/1998       $ 73,076                  $ 44,567                 $ 35,398
12/31/1998       $ 84,436                  $ 47,325                 $ 38,601
 1/31/1999       $ 88,441                  $ 47,954                 $ 40,338
 2/28/1999       $ 81,082                  $ 44,070                 $ 36,648
 3/31/1999       $ 93,036                  $ 44,758                 $ 37,953
 4/30/1999       $ 99,893                  $ 48,769                 $ 41,305
 5/31/1999       $ 94,263                  $ 49,481                 $ 41,370
 6/30/1999       $107,488                  $ 51,718                 $ 43,549
 7/31/1999       $104,932                  $ 50,299                 $ 42,203
 8/31/1999       $108,907                  $ 48,438                 $ 40,624
 9/30/1999       $111,212                  $ 48,448                 $ 41,408
10/31/1999       $132,595                  $ 48,645                 $ 42,468
11/30/1999       $160,021                  $ 51,549                 $ 46,959
12/31/1999       $203,249                  $ 57,384                 $ 55,236
 1/31/2000       $206,406                  $ 56,463                 $ 54,721
 2/29/2000       $245,996                  $ 65,787                 $ 67,453
 3/31/2000       $201,745                  $ 61,450                 $ 60,363
 4/30/2000       $155,673                  $ 57,752                 $ 54,268
 5/31/2000       $143,478                  $ 54,386                 $ 49,516
 6/30/2000       $169,271                  $ 59,127                 $ 55,913
 7/31/2000       $155,439                  $ 57,225                 $ 51,121
 8/31/2000       $174,499                  $ 61,591                 $ 56,498
 9/30/2000       $157,845                  $ 59,781                 $ 53,692
10/31/2000       $137,615                  $ 57,112                 $ 49,333
11/30/2000       $104,790                  $ 51,249                 $ 40,376
12/31/2000       $110,223                  $ 55,651                 $ 42,847
 1/31/2001       $121,479                  $ 58,548                 $ 46,315
 2/28/2001       $ 97,841                  $ 54,707                 $ 39,966
 3/31/2001       $ 85,216                  $ 52,031                 $ 36,332
 4/30/2001       $ 98,922                  $ 56,101                 $ 40,780
 5/31/2001       $101,041                  $ 57,480                 $ 41,725
 6/30/2001       $106,978                  $ 59,465                 $ 42,863
 7/31/2001       $ 98,371                  $ 56,246                 $ 39,206
 8/31/2001       $ 92,147                  $ 54,429                 $ 36,758
 9/30/2001       $ 77,381                  $ 47,102                 $ 30,827
10/31/2001       $ 81,641                  $ 49,859                 $ 33,792
11/30/2001       $ 89,675                  $ 53,719                 $ 36,613
12/31/2001       $ 97,068                  $ 57,034                 $ 38,893
 1/31/2002       $ 93,118                  $ 56,441                 $ 37,509
 2/28/2002       $ 88,240                  $ 54,896                 $ 35,081
 3/31/2002       $ 95,678                  $ 59,306                 $ 38,130
 4/30/2002       $ 96,781                  $ 59,847                 $ 37,305
 5/31/2002       $ 93,051                  $ 57,191                 $ 35,124
 6/30/2002       $ 85,128                  $ 54,353                 $ 32,146
 7/31/2002       $ 70,583                  $ 46,144                 $ 27,205
 8/31/2002       $ 70,318                  $ 46,026                 $ 27,193
 9/30/2002       $ 67,427                  $ 42,721                 $ 25,228
10/31/2002       $ 69,722                  $ 44,091                 $ 26,504
11/30/2002       $ 74,313                  $ 48,026                 $ 29,132
12/31/2002       $ 70,627                  $ 45,352                 $ 27,123
 1/31/2003       $ 68,398                  $ 44,096                 $ 26,386
 2/28/2003       $ 65,110                  $ 42,764                 $ 25,682
 3/31/2003       $ 67,493                  $ 43,315                 $ 26,071
 4/30/2003       $ 73,872                  $ 47,422                 $ 28,539
 5/31/2003       $ 82,082                  $ 52,511                 $ 31,755
 6/30/2003       $ 85,591                  $ 53,461                 $ 32,367
 7/31/2003       $ 92,367                  $ 56,806                 $ 34,813
 8/31/2003       $ 96,892                  $ 59,411                 $ 36,683
 9/30/2003       $ 95,192                  $ 58,314                 $ 35,755
10/31/2003       $105,433                  $ 63,211                 $ 38,844
11/30/2003       $107,662                  $ 65,454                 $ 40,110
12/31/2003       $110,002                  $ 66,782                 $ 40,289
 1/31/2004       $112,849                  $ 69,683                 $ 42,406
 2/29/2004       $113,864                  $ 70,308                 $ 42,340
 3/31/2004       $113,864                  $ 70,963                 $ 42,538
 4/30/2004       $110,532                  $ 67,345                 $ 40,403
 5/31/2004       $114,151                  $ 68,417                 $ 41,207
 6/30/2004       $115,807                  $ 71,299                 $ 42,578
 7/31/2004       $104,595                  $ 66,498                 $ 38,756
 8/31/2004       $100,931                  $ 66,156                 $ 37,922
 9/30/2004       $108,479                  $ 69,262                 $ 40,018
10/31/2004       $113,820                  $ 70,625                 $ 40,991

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                               One           Five           Ten         Since
                               Year          Year           Year      Inception*
--------------------------------------------------------------------------------
Janus Venture Fund             7.95%        (3.01)%         9.56%        13.28%
--------------------------------------------------------------------------------
Russell 2000(R) Index         11.73%         7.74%         10.13%        10.54%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index   5.53%        (0.71)%         5.69%         7.50%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Small-Cap
Growth Funds                  99/515       224/288         30/79           1/9
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance information.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - April 30, 1985

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value     Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                  $1,029.10                      $4.59
-------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                  $1,020.61                      $4.57
-------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------

The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                           Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Venture Fund                                       0.90%
--------------------------------------------------------------------------------
Small-Cap Growth Funds Average                           1.95%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings ("IPOs").

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry Average Annual Expense Ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


38  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                             Value
================================================================================
Common Stock - 100.3%
Advertising Services - 1.9%
      283,685    Getty Images, Inc.* ............................$   16,774,294
      399,810    Greenfield Online, Inc.* .......................     8,408,004
                                                                     25,182,298

Airlines - 0.3%
      374,985    WestJet Airlines, Ltd.** .......................     3,473,934

Apparel Manufacturers - 2.3%
      448,270   Carter's, Inc.*,# ...............................    14,102,574
      602,715   Quiksilver, Inc.*,# .............................    16,423,984
                                                                     30,526,558

Applications Software - 2.3%
    1,310,000   Authentidate Holding Corp.*,ss.,(pound) .........     9,104,500
      311,795   NAVTEQ Corp.* ...................................    12,568,457
      610,060   Quest Software, Inc.* ...........................     8,949,580
                                                                     30,622,537

Building - Mobile Home and Manufactured Homes - 0.6%
      273,030   Winnebago Industries, Inc. ......................     8,573,142

Building - Residential and Commercial - 0.3%
      190,580   WCI Communities, Inc.*,# ........................     4,497,688

Building and Construction Products - Miscellaneous - 0.5%
      221,415   ElkCorp# ........................................     6,232,832

Casino Services - 1.5%
      243,210   Alliance Gaming Corp.*,# ........................     2,249,693
      811,185   Mikohn Gaming Corp.*,#,(pound) ..................     5,759,414
      269,209   Shuffle Master, Inc.*,# .........................    11,331,006
                                                                     19,340,113

Cellular Telecommunications - 1.5%
       62,575   JAMDAT Mobile, Inc.*,# ..........................     1,833,448
      223,090   Nextel Partners, Inc. - Class A* ................     3,756,836
    1,301,600   Telesystem International Wireless Inc.
                  (New York Shares)*,**,# .......................    14,252,519
                                                                     19,842,803

Chemicals - Specialty - 0.6%
      231,864   Cabot Microelectronics Corp.*,# .................     8,354,060

Circuit Boards - 1.0%
    1,483,175   TTM Technologies, Inc.* .........................    13,889,934

Commercial Banks - 1.5%
      110,965   East West Bancorp, Inc.# ........................     4,443,039
      301,085   Nara Bancorp, Inc.# .............................     5,753,734
      198,755   Placer Sierra Bancshares*,# .....................     4,770,120
      120,840   UCBH Holdings, Inc.# ............................     5,206,996
                                                                     20,173,889

Commercial Services - 1.2%
       66,665   CoStar Group, Inc.* .............................     2,691,266
      474,480   StarTek, Inc.# ..................................    13,119,372
                                                                     15,810,638

Commercial Services - Finance - 6.0%
    2,309,993   Euronet Worldwide, Inc.*,(pound) ................    52,945,039
      543,365   iPayment Holdings, Inc.*,# ......................    24,348,185
      143,395   TNS, Inc.*,# ....................................     2,804,806
                                                                     80,098,030

Communications Software - 0.7%
      155,335   CallWave, Inc.*,# ...............................     1,592,184
      297,234   Inter-Tel, Inc.# ................................     8,025,318
                                                                      9,617,502

Computer Services - 3.2%
      335,665   Anteon International Corp.*,# ...................    13,191,635
    2,968,280   LivePerson, Inc.*,(pound) .......................     6,322,436
      433,130   Manhattan Associates, Inc.*,# ...................     8,909,484
    1,551,485   Tier Technologies, Inc.- Class B*,(pound) .......    13,389,315
                                                                     41,812,870

Computer Software - 0.8%
      833,735   Blackbaud, Inc.*,# ..............................    10,371,663

Computers - Memory Devices - 0.8%
    1,601,565   Dot Hill Systems Corp.*,# .......................    10,009,781

Computers - Peripheral Equipment - 1.5%
      333,333   TransAct Technologies, Inc.*,(sigma),ss.,(pound).     7,646,104
      472,017   TransAct Technologies, Inc.*,(pound) ............    11,809,866
                                                                     19,455,970

Computers - Voice Recognition - 2.2%
    1,021,823   TALX Corp.(pound) ...............................    28,968,682

Consulting Services - 1.8%
      478,300   Advisory Board Co.*,# ...........................    15,583,014
       71,603   Corporate Executive Board Co. ...................     4,557,531
       88,755   Huron Consulting Group, Inc.* ...................     1,730,723
      133,045   LECG Corp.*,# ...................................     2,433,393
                                                                     24,304,661

Consumer Products - Miscellaneous - 1.4%
      539,177   Jarden Corp.*,# .................................    18,935,896

Data Processing and Management - 2.1%
    1,890,458   Infocrossing, Inc.*,ss.,(pound) .................    27,808,637

Distribution/Wholesale - 1.9%
      577,695   Beacon Roofing Supply, Inc. .....................    10,831,781
      578,497   Central European Distribution Corp.*,# ..........    14,641,759
                                                                     25,473,540

Drug Delivery Systems - 0.9%
      867,370   I-Flow Corp.*,# .................................    12,004,401

E-Commerce/Products - 0.9%
    1,525,100   1-800-FLOWERS.COM, Inc. - Class A*,#,(pound) ....    12,315,183

E-Services/Consulting - 0.5%
      432,560   GSI Commerce, Inc.*,# ...........................     4,762,486
      133,180   WebSideStory, Inc.*,# ...........................     1,317,150
                                                                      6,079,636

Educational Software - 1.2%
      158,565   Blackboard, Inc.# ...............................     2,824,043
    1,907,471   Skillsoft PLC (ADR)*,# ..........................    13,066,176
                                                                     15,890,219

Electronic Components - Semiconductors - 1.2%
      493,100   Artisian Components, Inc. .......................    15,946,854

Electronic Measuring Instruments - 0.2%
       44,538   FLIR Systems, Inc.*,# ...........................     2,369,867

Enterprise Software/Services - 2.9%
    1,421,954   Omnicell, Inc.*,#,(pound) .......................    14,681,675
    1,900,000   Ultimate Software Group, Inc.*,ss.,(pound) ......    24,443,499
                                                                     39,125,174

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Growth Funds  October 31, 2004  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Venture Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Fiduciary Banks - 1.1%
      377,980   Investors Financial Services Corp.# .............$   14,548,450

Finance - Commercial - 1.2%
      701,675   CapitalSource, Inc.*,# ..........................    15,717,520

Finance - Other Services - 0.4%
      266,040   Asset Acceptance Capital Corp.*,# ...............     4,848,579

Food - Diversified - 0.6%
    1,423,935   CoolBrands International, Inc.** ................     7,879,944

Hotels and Motels - 2.4%
      144,257   Fairmont Hotels & Resorts, Inc.** ...............     4,093,244
      254,105   Four Seasons Hotels, Inc.** .....................    17,182,580
      569,445   Orient-Express Hotel, Ltd. - Class A* ...........    10,107,649
                                                                     31,383,473

Human Resources - 1.6%
      287,435   Gevity HR, Inc. .................................     5,119,217
      860,720   Labor Ready, Inc.*,# ............................    12,351,333
       79,580   Resources Connection, Inc.*,# ...................     3,340,768
                                                                     20,811,318

Identification Systems and Devices - 0.5%
      359,430   Cogent, Inc.* ...................................     6,877,334

Industrial Audio and Video Products - 1.3%
      869,057   Sonic Solutions*,# ..............................    17,250,781

Internet Applications Software - 0.5%
      576,960   eResearch Technology, Inc.*,# ...................     6,744,662

Internet Content-Entertainment - 1.0%
    2,029,305   Harris Interactive, Inc.# .......................    13,799,274

Internet Infrastructure Software - 1.9%
    2,637,074   TIBCO Software, Inc.*,# .........................    25,632,359

Investment Management and Advisory Services - 0.7%
      444,630   Calamos Asset Management, Inc. - Class A ........     8,670,285

Lasers - Systems and Components - 0.6%
      257,835   Cymer, Inc.*,# ..................................     7,353,454

Leisure and Recreation Products - 1.6%
    1,311,685   K2, Inc.*,# .....................................    21,275,531

Life and Health Insurance - 0.5%
      718,420   American Equity Investment Life Holding Co.# ....     7,054,884

Machine Tools and Related Products - 1.0%
      285,040   Kennametal, Inc. ................................    13,262,911

Machinery - Construction and Mining - 0.5%
      209,212   Bucyrus International, Inc. - Class A# ..........     6,276,360

Marine Services - 0.4%
    1,827,545   Odyssey Marine Exploration, Inc.*,(pound) .......     5,117,126

Medical - Biomedical and Genetic - 0.3%
      305,015   Barrier Therapeutics, Inc.*,# ...................     4,267,160

Medical - Drugs - 2.4%
    1,372,100   Ligand Pharmaceuticals, Inc. - Class B*,# .......    12,232,272
      417,539   Pharmion Corp.* .................................    19,185,917
                                                                     31,418,189

Medical - Generic Drugs - 0.5%
      235,255   Taro Pharmaceutical Industries,Ltd.*,# ..........     6,250,725

Medical - HMO - 2.0%
      552,527   Centene Corp.*,# ................................    26,206,356

Medical - Hospitals - 1.1%
      399,105   United Surgical Partners International, Inc.*,# .    13,972,666

Medical Instruments - 0.1%
       88,925   Foxhollow Technologies, Inc. ....................     1,830,077

Medical Labs and Testing Services - 1.0%
      443,501   LabOne, Inc.*,# .................................    13,305,030

Medical Products - 2.0%
      939,425   PSS World Medical, Inc.*,# ......................    10,582,623
      764,729   ThermoGenesis Corp.*,# ..........................     4,271,011
      434,785   Wright Medical Group, Inc.*,# ...................    11,230,497
                                                                     26,084,131

Miscellaneous Manufacturing - 0.2%
      111,105   Applied Films Corp.# ............................     2,576,525

Motion Pictures and Services - 1.4%
    1,931,650   Lion's Gate Entertainment Corp.
                 (New York Shares)*,**,# ........................    18,949,487

Networking Products - 1.3%
    1,251,655   Extreme Networks, Inc.*,# .......................     7,322,182
      467,481   Ixia*,# .........................................     5,969,732
      303,222   NETGEAR, Inc.*,# ................................     4,132,916
                                                                     17,424,830

Non-Hazardous Waste Disposal - 0.3%
    1,857,255   Waste Services, Inc.*,# .........................     4,680,283

Oil - Field Services - 0.6%
      644,820   Key Energy Services, Inc.* ......................     7,415,430

Oil and Gas Drilling - 0.5%
      353,075   Patterson-UTI Energy, Inc. ......................     6,789,632

Oil Companies - Exploration and Production - 1.2%
      481,297   Western Oil Sands, Inc. - Class A*,** ...........    15,349,419

Pharmacy Services - 0.7%
      426,330   Accredo Health, Inc.*,# .........................     9,818,380

Real Estate Management/Services - 2.6%
    1,326,780   CB Richard Ellis Group, Inc.*,# .................    34,363,601

Recreational Vehicles - 0.6%
      136,450   Polaris Industries, Inc.# .......................     8,098,308

Retail - Apparel and Shoe - 1.7%
      771,300   Hot Topic, Inc.*,# ..............................    15,857,928
      264,910   Pacific Sunwear of California, Inc.* ............     6,209,490
                                                                     22,067,418

Retail - Computer Equipment - 0.5%
      394,085   Insight Enterprises, Inc.*,# ....................     7,312,247

Retail - Discount - 1.1%
      816,135   Fred's, Inc. ....................................    14,306,847

Retail - Home Furnishings - 0.8%
    2,133,107   Restoration Hardware, Inc.*,(pound) .............    10,985,501

Retail - Petroleum Products - 0.5%
      212,605   World Fuel Services Corp.# ......................     7,254,083

Retail - Toy Store - 0.8%
      444,625   Build-A-Bear-Workshop, Inc. .....................    10,853,296

Savings/Loan/Thrifts - 1.0%
      525,320   BankAtlantic Bancorp, Inc. - Class A# ...........     9,187,847
       36,648   Fidelity Bankshares, Inc# .......................     1,424,874
      355,445   Ocwen Financial Corp.*,# ........................     2,665,838
                                                                     13,278,559

See Notes to Schedules of Investments and Financial Statements.


40  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Schools - 0.5%
      532,440   Educate, Inc.*,# ................................$    6,410,578

Semiconductor Components/Integrated Circuits - 0.4%
      184,715   Sigmatel, Inc.*,# ...............................     5,449,093

Semiconductor Equipment - 1.6%
      638,330   AMIS Holdings, Inc.# ............................     9,702,616
      101,615   FormFactor, Inc.*,# .............................     2,382,872
      619,005   Rudolph Technologies, Inc.*,# ...................     9,334,595
                                                                     21,420,083

Therapeutics - 2.7%
      163,505   Connetics Corp.*,# ..............................     4,395,014
      718,850   MGI Pharma, Inc.*,# .............................    19,171,729
      246,796   Neurocrine Biosciences, Inc.* ...................    11,488,353
       81,815   Theravance, Inc.*,# .............................     1,388,401
                                                                     36,443,497

Toys - 1.3%
    1,078,010   Marvel Enterprises, Inc.* .......................    16,601,354

Transactional Software - 1.6%
      709,670   Open Solutions, Inc.*,# .........................    19,987,855
       88,230   Transaction Systems Architects, Inc. - Class A* .     1,446,531
                                                                     21,434,386

Transportation - Air Freight - 0.8%
      352,920   EGL, Inc.*,# ....................................    11,286,382

Transportation - Services - 1.2%
      633,125   Pacer International, Inc.*,# ....................    11,237,969
       61,955   UTi Worldwide, Inc. (New York Shares)# ..........     4,027,075
                                                                     15,265,044

Web Hosting/Design - 1.5%
      176,535   Equinix, Inc.*,# ................................     6,653,604
      486,405   Macromedia, Inc.*,# .............................    13,201,032
                                                                     19,854,636
--------------------------------------------------------------------------------
Total Common Stock (cost $1,054,593,142) ........................ 1,330,636,470
--------------------------------------------------------------------------------
Preferred Stock - 0%
Computers - Peripheral Equipment - 0%
      665,000   Candescent Technologies Corp. - Series E(beta),
                   o, (sigma) (cost $3,657,500) .................             0
--------------------------------------------------------------------------------
Warrants - 0.3%
Data Processing and Management - 0.3%
      521,660   Infocrossing, Inc. - expires
                  5/10/07*,(beta),(sigma) (cost $0) .............     3,573,371
--------------------------------------------------------------------------------
Other Securities - 19.6%
  260,675,327   State Street Navigator Securities Lending
                  Prime Portfolio+ (cost $260,675,327) .........   260,675,327
--------------------------------------------------------------------------------
Total Investments (total cost $1,318,925,969) - 120.2% .......... 1,594,885,168
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (20.2)%   (267,796,712)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$1,327,088,456
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                   Value      % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                          $   10,107,649                            0.6%
Canada                               81,181,127                            5.1%
Ireland                              13,066,176                            0.8%
Israel                                6,250,725                            0.4%
United Kingdom                        4,027,075                            0.3%
United States++                   1,480,252,416                           92.8%
--------------------------------------------------------------------------------
Total                            $1,594,885,168                          100.0%

++Includes Short-Term Securities and Other Securities (76.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and             Currency             Currency           Unrealized
Settlement Date             Units Sold      Value in $ U.S.          Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 3/4/05       8,700,000           $7,120,956           $(515,535)
--------------------------------------------------------------------------------
Total                                            $7,120,956           $(515,535)

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Growth Funds  October 31, 2004  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Assets and Liabilities

                                                                                          Janus
As of October 31, 2004                                               Janus              Enterprise
(all numbers in thousands except net asset value per share)           Fund                 Fund
---------------------------------------------------------------------------------------------------
Assets:
  Investments, at cost(1)                                         $ 10,170,329          $ 1,419,203
  Investments, at value(1)                                        $ 13,649,954          $ 1,865,117
  Cash                                                                   1,590                2,086
  Cash denominated in foreign currencies(2)                                 --                  469
  Receivables:
    Investments sold                                                   159,895                1,067
    Fund shares sold                                                     2,291                1,197
    Dividends                                                            9,447                  705
    Interest                                                               416                   10
  Other assets                                                             363                   41
---------------------------------------------------------------------------------------------------
  Total Assets                                                      13,823,956            1,870,692
---------------------------------------------------------------------------------------------------
  Liabilities:
    Payables:
      Due to custodian                                                      --                   --
      Collateral for securities loaned (Note 1)                        435,266              183,759
      Investments purchased                                             78,880                2,775
      Fund shares repurchased                                           15,553                2,480
      Advisory fees                                                      7,201                  897
      Transfer agent fees and expenses                                   2,643                  489
      Foreign tax liability                                                 --                   --
Accrued expenses                                                         1,322                  334
Forward currency contracts                                               5,618                   --
---------------------------------------------------------------------------------------------------
Total Liabilities                                                      546,483              190,734
Net Assets                                                        $ 13,277,473          $ 1,679,958
---------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                        $ 18,941,184          $ 5,777,511
  Undistributed net investment income/(loss)*                                4                   --
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                              (9,137,740)          (4,543,473)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                3,474,025              445,920
---------------------------------------------------------------------------------------------------
Total Net Assets                                                  $ 13,277,473          $ 1,679,958
---------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                        585,256               49,800
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                         $      22.69          $     33.73
---------------------------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.

(1) Investments at cost and value include $425,326,255, $179,461,731, $151,633,955, $169,691,709, $50,990,038, $203,611,791 and $253,878,157 of
      securities loaned for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund and Janus Venture Fund, respectively (Note 1).

(2) Includes cost of $468,726 and $304,392 for Janus Enterprise Fund and Janus Orion Fund, respectively.

(3)   Net of foreign taxes on investments of $64,184 for Janus Orion Fund.

See Notes to Financial Statements.


42  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              Janus          Janus          Janus            Janus          Janus
                                                             Mercury        Olympus         Orion           Twenty         Venture
                                                               Fund           Fund          Fund             Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at cost(1)                                  $  3,697,025   $ 2,145,804   $   516,666      $  6,422,787   $ 1,318,926
  Investments, at value(1)                                 $  4,649,572   $ 2,536,172   $   592,322      $  9,237,930   $ 1,594,885
  Cash                                                            1,087         1,043         1,040             1,567            --
  Cash denominated in foreign currencies(2)                          --            --           304                --            --
  Receivables:
    Investments sold                                              8,943        13,662        10,316                --        17,273
    Fund shares sold                                                934           348           169             3,184           235
    Dividends                                                     4,082           376           328             4,103            56
    Interest                                                          8            38             8                17            23
  Other assets                                                       88            56            12               229            52
------------------------------------------------------------------------------------------------------------------------------------
  Total Assets                                                4,664,714     2,551,695       604,499         9,247,030     1,612,524
------------------------------------------------------------------------------------------------------------------------------------
  Liabilities:
    Payables:
      Due to custodian                                               --            --            --                --           608
      Collateral for securities loaned (Note 1)                 155,120       173,614        52,212           208,311       260,675
      Investments purchased                                      13,080        13,249        21,236                --        21,221
      Fund shares repurchased                                    14,721         1,568           598             7,941         1,340
      Advisory fees                                               2,428         1,271           287             4,912           703
      Transfer agent fees and expenses                            1,172           733           182             1,794           285
      Foreign tax liability                                          --            --            64                --            --
Accrued expenses                                                    794           348           116               593            88
Forward currency contracts                                        5,885           446            --                --           516
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                               193,200       191,229        74,695           223,551       285,436
Net Assets                                                 $  4,471,514   $ 2,360,466   $   529,804      $  9,023,479   $ 1,327,088
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                 $ 10,113,020   $ 3,961,795   $ 1,070,113      $ 10,965,940   $ 1,167,455
  Undistributed net investment income/(loss)*                        --             4            --             2,651             7
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                       (6,588,230)   (1,991,261)     (615,908)       (4,760,368)     (115,825)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                           946,724       389,928        75,599(3)      2,815,256       275,451
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                           $  4,471,514   $ 2,360,466   $   529,804      $  9,023,479   $ 1,327,088
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                 229,499        89,748        84,701           227,885        25,735
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                  $      19.48   $     26.30   $      6.25      $      39.60   $     51.57
------------------------------------------------------------------------------------------------------------------------------------



                                        Janus Growth Funds  October 31, 2004  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Operations

                                                                                              Janus
For the fiscal year ended October 31, 2004                                   Janus          Enterprise
(all numbers in thousands)                                                   Fund              Fund
------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                              $     1,745          $     592
  Securities lending income                                                   1,085                221
  Dividends                                                                  95,180              9,484
  Dividends from affiliates                                                  15,987                 --
  Foreign tax withheld                                                       (1,381)               (88)
------------------------------------------------------------------------------------------------------
Total Income                                                                112,616             10,209
------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                              99,852             11,615
  Transfer agent fees and expenses                                           33,562              5,082
  Registration fees                                                              63                 43
  Postage and mailing expenses                                                2,252                741
  Custodian fees                                                                244                 45
  Printing Expenses                                                           2,106                906
  Audit fees                                                                     41                 32
  Trustees' fees and expenses                                                   285                 43
  Other expenses                                                                472                 84
  Non-recurring costs (Note 2)                                                  213                 26
  Costs assumed by Janus Capital Management LLC (Note 2)                       (213)               (26)
------------------------------------------------------------------------------------------------------
Total Expenses                                                              138,877             18,591
Expense and Fee Offsets                                                        (249)               (36)
Net Expenses                                                                138,628             18,555
Net Investment Income/(Loss)                                                (26,012)            (8,346)
------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                   1,186,283            161,124
  Net realized gain/(loss) from foreign currency transactions                 1,758                 (3)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                       (979,530)            58,551
  Payment from affiliate (Note 2)                                                 1                 --
------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                      208,512            219,672
Net Increase/(Decrease) in Net Assets Resulting from Operations         $   182,500          $ 211,326
------------------------------------------------------------------------------------------------------

(1) Net of foreign taxes on investments of $64,184 for Janus Orion Fund.

See Notes to Financial Statements.


44  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Janus       Janus        Janus             Janus        Janus
                                                                   Mercury     Olympus       Orion            Twenty       Venture
                                                                     Fund        Fund         Fund             Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $     846    $     646    $    258       $    10,356    $      28
  Securities lending income                                             514          474         104               464          490
  Dividends                                                          36,212       16,627       5,617            79,104        1,438
  Dividends from affiliates                                              --           --          --                95          215
  Foreign tax withheld                                               (1,957)        (652)       (448)           (1,602)         (20)
------------------------------------------------------------------------------------------------------------------------------------
Total Income                                                         35,615       17,095       5,531            88,417        2,151
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                      32,393       16,664       3,494            60,268        8,770
  Transfer agent fees and expenses                                   13,141        7,381       1,709            19,070        2,823
  Registration fees                                                      67           75          34                70           51
  Postage and mailing expenses                                        1,160          849         225             1,246          154
  Custodian fees                                                        250          121          76               315           48
  Printing Expenses                                                   1,267        1,210         261             1,544          255
  Audit fees                                                             27           36          31                40           21
  Trustees' fees and expenses                                            99           52          14               176           30
  Other expenses                                                        190          104          45               298           64
  Non-recurring costs (Note 2)                                           70           37           8               131           19
  Costs assumed by Janus Capital Management LLC (Note 2)                (70)         (37)         (8)             (131)         (19)
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                       48,594       26,492       5,889            83,027       12,216
Expense and Fee Offsets                                                (112)         (75)        (79)              (78)         (20)
Net Expenses                                                         48,482       26,417       5,810            82,949       12,196
Net Investment Income/(Loss)                                        (12,867)      (9,322)       (279)            5,468      (10,045)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions             534,617      196,739      79,812            37,717      189,145
  Net realized gain/(loss) from foreign currency transactions        (9,185)      (1,088)       (538)           (9,739)        (436)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations               (133,875)     (72,028)    (25,291)(1)     1,443,157      (75,305)
  Payment from affiliate (Note 2)                                        --           --          --                 3           --
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments              391,557      123,623      53,983         1,471,138      113,404
Net Increase/(Decrease) in Net Assets Resulting from Operations   $ 378,690    $ 114,301    $ 53,704       $ 1,476,606    $ 103,359
------------------------------------------------------------------------------------------------------------------------------------

(1) Net of foreign taxes on investments of $64,184 for Janus Orion Fund.


                                        Janus Growth Funds  October 31, 2004  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                              Janus                             Janus
                                                                               Fund                         Enterprise Fund
For the fiscal year October 31
(all numbers in thousands)                                              2004             2003             2004            2003
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $    (26,012)    $    (26,961)    $    (8,346)    $    (7,931)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                 1,188,041         (567,676)        161,121         (22,692)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (979,530)       3,954,718          58,551         517,019
  Payment from affiliate (Note 2)                                             1               --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         182,500        3,360,081         211,326         486,396
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --              --              --
  Net realized gain/(loss) from investment transactions*                     --               --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Dividends and Distributions                     --               --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           806,462        1,436,356         206,603         443,246
  Shares issued in connection with acquisition*                             N/A          199,286             N/A          80,137
  Reinvested dividends and distributions                                     --               --              --              --
  Shares repurchased                                                 (5,137,947)      (3,889,686)       (654,677)       (947,265)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (4,331,485)      (2,254,044)       (448,074)       (423,882)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (4,148,985)       1,106,037        (236,748)         62,514
Net Assets:
  Beginning of period                                                17,426,458       16,320,421       1,916,706       1,854,192
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                    $ 13,277,473     $ 17,426,458     $ 1,679,958     $ 1,916,706
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income/(Loss)*                        $          4     $         --     $        --     $        --
---------------------------------------------------------------------------------------------------------------------------------

*See Notes 4 and 5 in Notes to Financial Statements.

(1) Certain prior year amounts have been reclassified to conform to current year presentation

See Notes to Financial Statements.


46  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Janus                      Janus
For the fiscal year October 31                                            Mercury Fund                Olympus Fund
(all numbers in thousands)                                           2004           2003          2004          2003
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $   (12,867)  $   (15,594)  $    (9,322)  $    (3,315)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                525,432      (241,542)      195,651        59,224
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                (133,875)    1,258,383       (72,028)      462,250
  Payment from affiliate (Note 2)                                         --            --            --            --
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      378,690     1,001,247       114,301       518,159
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  --            --            --            --
  Net realized gain/(loss) from investment transactions*                  --            --            --            --
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Dividends and Distributions                  --            --            --            --
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        334,794     1,325,788       159,960       232,374
  Shares issued in connection with acquisition*                          N/A           N/A           N/A       454,629
  Reinvested dividends and distributions                                  --            --            --            --
  Shares repurchased                                              (1,524,134)   (2,078,912)     (686,004)     (569,120)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions           (1,189,340)     (753,124)     (526,044)      117,883
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (810,650)      248,123      (411,743)      636,042
Net Assets:
  Beginning of period                                              5,282,164     5,034,041     2,772,209     2,136,167
----------------------------------------------------------------------------------------------------------------------
  End of Period                                                  $ 4,471,514   $ 5,282,164   $ 2,360,466   $ 2,772,209
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income/(Loss)*                      $        --   $        --   $         4   $        (2)
----------------------------------------------------------------------------------------------------------------------


                                                                   Janus                  Janus                       Janus
For the fiscal year October 31                                   Orion Fund            Twenty Fund                 Venture Fund
(all numbers in thousands)                                    2004       2003      2004          2003          2004        2003(1)
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                            $    (279) $  (1,859) $     5,468  $     50,247  $   (10,045) $    (6,581)
  Net realized gain/(loss) from investment
    and foreign currency transactions                        79,274     14,147       27,978      (643,338)     188,709       99,308
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations        (25,291)   106,055    1,443,157     1,743,101      (75,305)     389,725
  Payment from affiliate (Note 2)                                --         --            3            --           --            3
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                  53,704    118,343    1,476,606     1,150,010      103,359      482,455
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                         --         --      (47,904)      (70,146)          --           --
  Net realized gain/(loss) from investment transactions*         --         --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Dividends and Distributions         --         --      (47,904)      (70,146)          --           --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                               114,957    125,593      495,152       701,658       56,264       52,762
  Shares issued in connection with acquisition*                 N/A        N/A          N/A           N/A          N/A      273,865
  Reinvested dividends and distributions                         --         --       46,952        68,636           --           --
  Shares repurchased                                       (152,565)  (151,686)  (2,768,819)   (2,135,909)    (224,893)    (173,047)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions     (37,608)   (26,093)  (2,226,715)   (1,365,615)    (168,629)     153,580
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        16,096     92,250     (798,013)     (285,751)     (65,270)     636,035
Net Assets:
  Beginning of period                                       513,708    421,458    9,821,492    10,107,243    1,392,358      756,323
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                           $ 529,804  $ 513,708  $ 9,023,479  $  9,821,492  $ 1,327,088  $ 1,392,358
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income/(Loss)*               $      --  $     (25) $     2,651  $     45,181  $         7  $        --
------------------------------------------------------------------------------------------------------------------------------------



                                        Janus Growth Funds  October 31, 2004  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

                                                                                        Janus Fund
For a share outstanding during the
fiscal year ended October 31                                     2004          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $     22.52   $     18.39   $     22.11   $     44.00   $     42.78
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --(1)         --(1)         --(1)         --(1)         --(1)
  Net gains/(losses) on securities
    (both realized and unrealized)                                   .17          4.13         (3.72)       (17.50)         6.44
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     .17          4.13         (3.72)       (17.50)         6.44
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --            --            --            --            --
  Distributions (from capital gains)*                                 --            --            --         (4.39)        (5.22)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --            --            --         (4.39)        (5.22)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $     22.69   $     22.52   $     18.39   $     22.11   $     44.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        0.75%(2)     22.46%       (16.82)%      (43.42)%       15.60%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $13,277,473   $17,426,458   $16,320,421   $23,513,436   $46,467,747
Average Net Assets for the Period (in thousands)             $15,433,191   $16,206,681   $21,651,285   $34,254,548   $45,103,049
Ratio of Gross Expenses to Average Net Assets(3)(4)                 0.90%         0.89%         0.85%         0.84%         0.85%
Ratio of Net Expenses to Average Net Assets(3)                      0.90%         0.89%         0.84%         0.83%         0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets        (0.17)%       (0.17)%       (0.24)%       (0.16)%       (0.19)%
Portfolio Turnover Rate                                               21%           22%           27%           51%           65%

                                                                                   Janus Enterprise Fund
For a share outstanding during the
fiscal year ended October 31                                     2004          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    30.02    $    22.93    $    29.67    $    68.41    $    58.64
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --(1)         --(1)         --(1)         --(1)         --(1)
  Net gains/(losses) on securities
    (both realized and unrealized)                                  3.71          7.09         (6.74)       (38.74)        13.10
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    3.71          7.09         (6.74)       (38.74)        13.10
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --            --            --            --            --
  Distributions (from capital gains)*                                 --            --            --            --         (3.33)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --            --            --            --         (3.33)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    33.73    $    30.02    $    22.93    $    29.67    $    68.41
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       12.36%        30.92%       (22.72)%      (56.63)%       22.29%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $1,679,958    $1,916,706    $1,854,192    $3,071,818    $8,084,564
Average Net Assets for the Period (in thousands)              $1,795,534    $1,741,680    $2,518,273    $4,858,360    $7,265,824
Ratio of Gross Expenses to Average Net Assets(3)(4)                 1.04%         1.02%         0.93%         0.92%         0.90%
Ratio of Net Expenses to Average Net Assets(3)                      1.03%         1.02%         0.90%         0.90%         0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets        (0.46)%       (0.46)%       (0.43)%       (0.55)%       (0.65)%
Portfolio Turnover Rate                                               27%           32%           64%           85%           80%


* See Note 4 in Notes to Financial Statements.

(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2) In 2004, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)   See "Explanations of Charts, Tables and Financial Statements."

(4) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.


48  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    Janus Mercury Fund
For a share outstanding during the
fiscal year ended October 31                                     2004          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    18.14    $    14.92    $    19.14   $     40.59   $     35.65
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --(1)         --(1)         --(1)        .04           .03
  Net gains/(losses) on securities
    (both realized and unrealized)                                  1.34          3.22         (4.18)       (17.05)         8.18
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    1.34          3.22         (4.18)       (17.01)         8.21
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --            --          (.04)         (.03)           --
  Distributions (from capital gains)*                                 --            --            --         (4.41)        (3.27)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --            --          (.04)        (4.44)        (3.27)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    19.48    $    18.14    $    14.92   $     19.14   $     40.59
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        7.39%        21.58%       (21.88)%      (46.21)%       22.99%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $4,471,514    $5,282,164    $5,034,041   $ 7,910,482   $16,347,935
Average Net Assets for the Period (in thousands)              $5,007,156    $5,088,567    $6,783,864   $11,243,108   $15,903,790
Ratio of Gross Expenses to Average Net Assets(2)(3)                 0.97%         0.96%         0.94%         0.89%         0.89%
Ratio of Net Expenses to Average Net Assets(2)                      0.97%         0.95%         0.92%         0.88%         0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets        (0.26)%       (0.31)%       (0.07)%        0.16%         0.08%
Portfolio Turnover Rate                                               43%           54%           97%           83%           71%

                                                                                    Janus Olympus Fund
For a share outstanding during the
fiscal year ended October 31                                     2004          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    25.22    $    20.60    $    24.59    $    50.50    $    40.87
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --(1)         --(1)         --(1)        .13           .21
  Net gains/(losses) on securities
    (both realized and unrealized)                                  1.08          4.62         (3.88)       (25.42)        11.21
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    1.08          4.62         (3.88)       (25.29)        11.42
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --            --          (.11)         (.23)         (.01)
  Distributions (from capital gains)*                                 --            --            --          (.39)        (1.78)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --            --          (.11)         (.62)        (1.79)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    26.30    $    25.22    $    20.60    $    24.59    $    50.50
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        4.28%(4)     22.38%       (15.89)%      (50.61)%       28.05%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $2,360,466    $2,772,209    $2,136,167    $3,074,317    $7,695,784
Average Net Assets for the Period (in thousands)              $2,575,897    $2,378,814    $2,882,934    $4,767,090    $7,594,158
Ratio of Gross Expenses to Average Net Assets(2)(3)                 1.03%         0.99%         0.94%         0.91%         0.91%
Ratio of Net Expenses to Average Net Assets(2)                      1.03%         0.98%         0.91%         0.89%         0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets        (0.36)%       (0.14)%       (0.13)%        0.34%         0.51%
Portfolio Turnover Rate                                               76%           84%           90%          118%           96%

* See Note 4 in Notes to Financial Statements.

(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)   See "Explanations of Charts, Tables and Financial Statements."

(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4) In 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.


                                        Janus Growth Funds  October 31, 2004  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

                                                                                       Janus Orion Fund
For a share outstanding during the
fiscal year ended October 31                                     2004          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $   5.64      $   4.33      $   5.21      $   8.81    $    10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --(2)         --(2)         --(2)         --(2)        .02
  Net gains/(losses) on securities
    (both realized and unrealized)                                   .61          1.31          (.88)        (3.58)        (1.21)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     .61          1.31          (.88)        (3.58)        (1.19)
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --            --            --          (.02)           --
  Distributions (from capital gains)*                                 --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --            --            --          (.02)           --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $   6.25      $   5.64      $   4.33      $   5.21    $     8.81
--------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                     10.82%(3)     29.95%       (16.70)%      (40.69)%      (11.90)%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                        $529,804      $513,708      $421,458      $602,303    $1,127,628
Average Net Assets for the Period (in thousands)                $540,305      $431,124      $562,457      $762,142    $1,086,834
Ratio of Gross Expenses to Average Net Assets***(4)(5)              1.09%         1.10%         1.09%         1.06%         1.14%
Ratio of Net Expenses to Average Net Assets***(4)                   1.08%         1.08%         1.04%         1.03%         1.12%
Ratio of Net Investment Income/(Loss) to Average Net Assets***     (0.05)%       (0.43)%       (0.30)%       (0.06)%        0.82%
Portfolio Turnover Rate***                                            69%           72%          161%          206%           35%


                                                                                      Janus Twenty Fund
For a share outstanding during the
fiscal year ended October 31                                     2004          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    34.06    $    30.47   $     36.31   $     71.07   $     69.72
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .03           .17           .21           .32            --(2)
  Net gains/(losses) on securities
    (both realized and unrealized)                                  5.68          3.63         (5.71)       (33.33)         5.62
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    5.71          3.80         (5.50)       (33.01)         5.62
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                           (.17)         (.21)         (.34)           --         (0.19)
  Distributions (from capital gains)*                                 --            --            --         (1.75)        (4.08)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (.17)         (.21)         (.34)        (1.75)        (4.27)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    39.60    $    34.06   $     30.47   $     36.31   $     71.07
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       16.85%(3)     12.60%       (15.35)%      (47.43)%        7.40%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $9,023,479    $9,821,492   $10,107,243   $14,378,453   $31,008,266
Average Net Assets for the Period (in thousands)              $9,319,532    $9,749,457   $12,572,984   $20,320,750   $34,528,876
Ratio of Gross Expenses to Average Net Assets(4)(5)                 0.89%         0.88%         0.84%         0.84%         0.86%
Ratio of Net Expenses to Average Net Assets(4)                      0.89%         0.88%         0.83%         0.84%         0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets         0.06%         0.52%         0.56%         0.63%        (0.13)%
Portfolio Turnover Rate                                               14%           44%           53%           50%           27%

  * See Note 4 in Notes to Financial Statements.

 ** Total return not annualized for periods of less than one full year.

*** Annualized for periods of less than one full year.

(1)   Fiscal period from June 30, 2000 (inception date) through October 31,
      2000.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3) In 2004, Janus Capital and/or Janus Services fully reimbursed Janus Orion Fund and Janus Twenty Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)   See "Explanations of Charts, Tables and Financial Statements."

(5) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.


50  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                     Janus Venture Fund
For a share outstanding during the
fiscal year ended October 31                                     2004          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    47.77    $    31.59      $  36.99    $    82.39    $    89.71
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --(1)         --(1)         --(1)         --(1)         --(1)
  Net gains/(losses) on securities
    (both realized and unrealized)                                  3.80         16.18         (5.40)       (29.02)         6.94
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    3.80         16.18         (5.40)       (29.02)         6.94
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --            --            --            --            --
  Distributions (from capital gains)*                                 --            --            --        (16.38)      (14.26)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --            --            --       (16.38)       (14.26)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    51.57    $    47.77      $  31.59    $    36.99    $    82.39
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       7.95%        51.22%       (14.60)%      (40.67)%        3.79%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $1,327,088    $1,392,358      $756,323    $1,009,278    $1,922,649
Average Net Assets for the Period (in thousands)              $1,355,755    $  988,156      $992,760    $1,312,759    $2,504,381
Ratio of Gross Expenses to Average Net Assets(2)(3)                0.90%         0.94%         0.88%         0.87%         0.87%
Ratio of Net Expenses to Average Net Assets(2)                     0.90%         0.93%         0.87%         0.86%         0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets       (0.74)%       (0.67)%       (0.73)%       (0.36)%      (0.35)%
Portfolio Turnover Rate                                              61%           75%           90%           70%           87%

*See Note 4 in Notes to Financial Statements.

(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)   See "Explanations of Charts, Tables and Financial Statements."

(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.


                                        Janus Growth Funds  October 31, 2004  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Schedules of Investments

Lipper Large-Cap Growth Funds           Funds that, by portfolio practice,
                                        invest at least 75% of their equity
                                        assets in companies with market
                                        capitalizations (on a three-year
                                        weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite
                                        1500 Index. Large-cap growth funds
                                        -to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, typically have an above-average price compared to the S&P 500(R) Index.

Lipper Mid-Cap Funds                    Funds that, by portfolio practice,
                                        invest at least 75% of their equity
                                        assets in companies with Growth market
                                        capitalizations (on a three-year
                                        weighted basis) less than 300% of the
                                        dollar-weighted median market
                                        capitalization of the middle 1,000
                                        securities of the S&P SuperComposite
                                        1500 Index. Mid-cap growth funds
                                        typically have an above-average
                                        price-to-earnings ratio, price-to-book
                                        ratio, and three-year sales-per-share
                                        growth value, compared to the S&P MidCap
                                        400 Index.

Lipper Multi-Cap Growth Funds           Funds that, by portfolio practice,
                                        invest in a variety of market
                                        capitalization ranges Funds without
                                        concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.
                                        Multi-cap funds typically have between
                                        25% to 75% of their assets invested in
                                        companies with market capitalizations
                                        (on a three-year weighted basis) above
                                        300% of the dollar-weighted median
                                        market capitalization of the middle
                                        1,000 securities of the S&P
                                        SuperComposite 1500 Index. Multi-cap
                                        growth funds typically have an
                                        above-average price-to-earnings ratio,
                                        price-to-book ratio, and three-year
                                        sales-per-share growth value, compared
                                        to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds           Funds that, by portfolio practice,
                                        invest at least 75% of their equity
                                        assets in companies Funds with market
                                        capitalizations (on a three-year
                                        weighted basis) less than 250% of the
                                        dollar-weighted median of the smallest
                                        500 of the middle 1,000 securities of
                                        the S&P SuperComposite 1500 Index.
                                        Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000(R) Growth Index            Measures the performance of those
                                        Russell 1000 companies with higher
                                        price-to-book ratios and higher
                                        forecasted growth values.

Russell 1000(R) Value Index             Measures the performance of those
                                        Russell 1000 companies with lower
                                        price-to-book ratios and lower
                                        forecasted growth values.

Russell 2000(R) Growth Index            Measures the performance of those
                                        Russell 2000 companies with higher
                                        price-to-book ratios and higher
                                        forecasted growth values.

Russell 2000(R) Index                   Measures the performance of the 2,000
                                        smallest companies in the Russell
                                        3000(R) Index.

Russell Midcap(R) Growth Index          Consists of stocks from the Russell
                                        Midcap(R) Index with a
                                        greater-than-average growth orientation.
                                        The Russell Midcap(R) Index consists of
                                        the smallest 800 companies in the
                                        Russell 1000(R) Index, as ranked by
                                        total market capitalization.

Russell Top 200(R)                      Measures the performance of those
Growth Index                            Russell Top 200 companies with higher
                                        price-to-book ratios and higher
                                        forecasted growth values. The stocks are also members of the Russell 1000(R)
                                        Growth Index. The Russell Top 200(R)
                                        Growth Index began December 30, 1985.

S&P 500(R) Index                        The Standard & Poor's Composite Index of
                                        500 stocks is a widely recognized,
                                        unmanaged index of common stock prices.

S&P MidCap 400 Index                    An unmanaged group of 400 domestic
                                        stocks chosen for their market size,
                                        liquidity and industry group
                                        representation.

ADR                                     American Depositary Receipt

ETD                                     Euro Time Deposit

New York Shares                         Securities of foreign companies trading
                                        on the New York Stock Exchange

PLC                                     Public Limited Company

 * Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

(beta) Security is illiquid.

# Loaned security, a portion or all of the security is on loan as of October 31, 2004.

+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

o Security is a defaulted security.

(sigma) Schedule of Fair Valued Securities
                                                                   Value as a %
                                                          Value    of Net Assets
================================================================================
Janus Venture Fund
Candescent Technologies Corp. - Series E              $         0          0.0%
Infocrossing, Inc. - expires 5/10/07                    3,573,371          0.3%
TransAct Technologies, Inc.                             7,646,104          0.6%
--------------------------------------------------------------------------------
                                                      $11,219,475          0.9%
--------------------------------------------------------------------------------

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' trustees.

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts and/or securities lending arrangements as of October 31, 2004 are noted below.

Fund                                                             Aggregate Value
================================================================================
Janus Fund                                                       $1,006,219,230
Janus Enterprise Fund                                               183,758,821
Janus Mercury Fund                                                  648,531,942
Janus Olympus Fund                                                  233,471,055
Janus Orion Fund                                                     52,212,358
Janus Twenty Fund                                                   208,310,904
Janus Venture Fund                                                  332,998,890
--------------------------------------------------------------------------------


52  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ss. Schedule of Restricted and Illiquid Securities

                                                                                                   Value as
                                                Acquisition        Acquisition                         % of
                                                   Date               Cost             Value     Net Assets
===========================================================================================================
Janus Venture Fund
Authentidate Holding Corp.                        1/28/04          $18,012,500     $ 9,104,500        0.7%
Infocrossing, Inc.                          10/16/03 - 3/24/04      15,915,000      27,808,637        2.1%
TransAct Technologies, Inc. (sigma)               4/26/04            5,999,988       7,646,104        0.6%
Ultimate Software Group, Inc.               7/14/03 - 5/11/04       12,350,000      24,443,499        1.8%
-----------------------------------------------------------------------------------------------------------
                                                                   $52,277,488     $69,002,740        5.2%
-----------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of October 31, 2004. The issuer incurs all registration costs.


(pound) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2004.

                                                  Purchases                Sales            Realized     Dividend      Market Value
                                             Shares      Cost       Shares       Cost      Gain/(Loss)     Income       at 10/31/04
===================================================================================================================================
Janus Fund
Apogent Technologies, Inc.                        --  $       --   2,515,125 $ 62,841,230 $ 15,241,542  $        --  $           --
Linear Technology Corp.                           --          --   9,201,820  159,666,658  178,891,297    7,724,795     620,697,324
Maxim Integrated Products, Inc.                   --          --   1,493,025   65,669,330      290,371    6,905,515     888,013,372
MGIC Investment Corp.                             --          --   3,123,768  211,034,127    5,618,941      922,424     188,121,670
Univision Communications, Inc. - Class A          --          --   1,333,996   55,153,508  (14,897,030)          --     384,413,199
Winnebago Industries, Inc.(1)                 76,170   2,040,541     663,170   17,711,369    7,077,552      427,102      43,353,823
-----------------------------------------------------------------------------------------------------------------------------------
                                                      $2,040,541             $572,076,222 $192,222,673  $15,979,836  $2,124,599,388
===================================================================================================================================
Janus Venture Fund
1-800-FLOWERS.COM, Inc.                      787,855 $ 7,821,726          -- $         -- $         --     $     --    $ 12,315,183
Authentidate Holding Corp.                 1,310,000  18,012,500          --           --           --           --       9,104,500
Euronet Worldwide, Inc.                      298,311   5,119,919     216,755    3,913,233      406,108           --      52,945,039
Infocrossing, Inc.                                --          --          --           --           --           --      27,808,637
LivePerson, Inc.                           2,968,280   9,071,990          --           --           --           --       6,322,436
Mikohn Gaming Corp.                          207,170   1,246,073     400,000    2,976,863   (1,080,306)          --       5,759,414
Neoware Systems, Inc.                        136,700   1,661,915     839,040   14,168,812   (7,814,663)          --              --
Odyssey Marine Exploration, Inc.           1,827,545   7,377,607          --           --           --           --       5,117,126
Omnicell, Inc.                             1,421,954  18,187,179          --           --           --           --      14,681,675
Restoration Hardware, Inc.                   173,711     999,735          --           --           --           --      10,985,501
STAAR Surgical Co.                                --          --   1,292,881   14,394,690   (8,914,664)          --              --
TALX Corp.                                        --          --          --           --           --      214,583      28,968,682
Tier Technologies, Inc. - Class B                 --          --          --           --           --           --      13,389,315
TransAct Technologies, Inc.(2)                12,200     268,429      75,851    1,034,565    1,394,498           --      11,809,866
TransAct Technologies, Inc.(3)               333,333   5,999,994          --           --           --           --       7,646,104
Ultimate Software Group, Inc.                     --          --          --           --           --           --      24,443,499
-----------------------------------------------------------------------------------------------------------------------------------
                                                     $75,767,067             $ 36,488,163 $(16,009,027)    $214,583    $231,296,977
-----------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for 2 for 1 stock split 3/8/04.
(2) Adjusted for 1.5 for 1 stock split 4/5/04.
(3) Security is a private placement

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


                                        Janus Growth Funds  October 31, 2004  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. Organization and Significant Accounting Policies

Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund and Janus Venture Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has twenty seven funds. Nineteen of the funds invest primarily in equity securities. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund and Janus Twenty Fund, which are classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the fourth calendar quarter, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, however, the Funds will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral as permitted by the Securities Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Funds and the lending agent that complies with rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2004, the following Funds had on loan securities as indicated:

                                                                     Value at
Fund                                                            October 31, 2004
--------------------------------------------------------------------------------
Janus Fund                                                          $425,326,255
Janus Enterprise Fund                                                179,461,731
Janus Mercury Fund                                                   151,633,955
Janus Olympus Fund                                                   169,691,709
Janus Orion Fund                                                      50,990,038
Janus Twenty Fund                                                    203,611,791
Janus Venture Fund                                                   253,878,157
--------------------------------------------------------------------------------

As of October 31, 2004, the following Funds received cash collateral in accordance with securities lending activity as indicated:

                                                              Cash Collateral at
Fund                                                            October 31, 2004
--------------------------------------------------------------------------------
Janus Fund                                                          $435,265,765
Janus Enterprise Fund                                                183,758,821
Mercury Fund                                                         155,120,475
Janus Olympus Fund                                                   173,614,377
Janus Orion Fund                                                      52,212,358
Janus Twenty Fund                                                    208,310,904
Janus Venture Fund                                                   260,675,327
--------------------------------------------------------------------------------


54  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As of October 31, 2004, all cash collateral received was invested into the State Street Navigator Securities Lending Prime Portfolio, except for Janus Fund, which invested $3,103,920 in a JPMorgan Chase letter of credit expiring November 20, 2004 and $5,276,664 in a BNP Paribas letter of credit expiring April 21, 2005.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in United States Dollars and 105% of the market value of the loaned securities which are not denominated in United States Dollars.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2004, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of October 31, 2004, there were no Funds invested in when-issued securities.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Restricted Security Transactions

Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and


                                        Janus Growth Funds  October 31, 2004  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Funds' organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

2. Agreements

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of each Fund's advisory fee from 0.65% to 0.64%.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

During the fiscal year ended October 31, 2004, Janus Services reimbursed Janus Fund, Janus Olympus Fund, Janus Orion Fund and Janus Twenty Fund $1,233, $366, $393 and $3,432, respectively, as a result of dilutions caused by incorrectly processed shareholder activity.

For the fiscal year ended October 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all funds based on the funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Funds' expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Funds are no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. Custody credits received reduce custodian fees. The Funds could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period November 1, 2003 through June 16, 2004 are noted below.

                         DST Securities, Inc.     Fund
                              Commissions        Expense
Fund                             Paid           Reduction       DST Systems Cost
================================================================================
Janus Fund                    $       --       $       --             $1,996,752
Janus Enterprise Fund                 --               --                652,029
Janus Mercury Fund                22,505           16,883              1,313,095
Janus Olympus Fund                 9,169            6,878              1,004,790
Janus Orion Fund                      --               --                264,278
Janus Twenty Fund                     --               --              1,360,164
Janus Venture Fund                    --               --                298,576
--------------------------------------------------------------------------------


56  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2004, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

                                            Purchases           Sales          Dividend       Market Value
                                            Shares/Cost      Shares/Cost        Income         at 10/31/04
==========================================================================================================
Janus Institutional Cash Reserves Fund
Janus Fund                                 $ 50,000,000     $         --     $      7,172     $ 50,000,000
Janus Twenty Fund                           595,000,000      695,000,000           94,508               --
----------------------------------------------------------------------------------------------------------
                                           $645,000,000     $695,000,000     $    101,680     $ 50,000,000

3. Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended October 31, 2004
                                                                        Purchase of Long-      Proceeds from Sales
                              Purchase of      Proceeds from Sales    Term U.S. Government      of Long-Term U.S.
Fund                           Securities         of Securities            Obligations         Government Obligations
=====================================================================================================================
Janus Fund                  $3,170,963,195       $7,858,081,401           $      --                 $        --
Janus Enterprise Fund          474,229,715          894,915,799                  --                          --
Janus Mercury Fund           2,131,685,412        3,320,762,328                  --                          --
Janus Olympus Fund           1,922,908,407        2,594,533,835                  --                          --
Janus Orion Fund               361,271,609          406,588,342                  --                          --
Janus Twenty Fund            1,239,850,152        2,883,043,095                  --                  47,236,107
Janus Venture Fund             830,224,090          990,338,032                  --                          --
---------------------------------------------------------------------------------------------------------------------

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2004 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                             Undistributed    Undistributed                            Other Book            Net Tax
                                Ordinary        Long-Term          Accumulated            to Tax           Appreciation/
Fund                             Income            Gains         Capital Losses        Differences        (Depreciation)
========================================================================================================================
Janus Fund(1)                  $       --       $      --       $(9,138,891,576)       $    21,678        $3,475,158,922
Janus Enterprise Fund(1)               --              --        (4,542,789,719)             5,268           445,231,258
Janus Mercury Fund                     --              --        (6,491,769,155)        (3,746,618)          854,009,415
Janus Olympus Fund(1)                  --              --        (1,983,537,160)             9,944           382,199,193
Janus Orion Fund                       --              --          (614,058,148)          (399,587)           74,149,039
Janus Twenty Fund               2,651,259              --        (4,739,555,013)           113,762         2,794,329,443
Janus Venture Fund(1)                  --              --          (114,908,380)            15,330           274,526,566
------------------------------------------------------------------------------------------------------------------------

(1) Capital loss carryovers subject to annual limitations.


                                        Janus Growth Funds  October 31, 2004  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2004

Fund                      October 31, 2007   October 31, 2008    October 31, 2009     October 31, 2010    October 31, 2011
==========================================================================================================================
Janus Fund(1)                $        --      $ (37,109,452)     $(5,839,554,081)     $(2,692,706,418)     $(569,521,625)
Janus Enterprise Fund(1)      (6,554,272)      (395,289,487)      (2,924,501,200)      (1,180,687,781)       (35,756,979)
Janus Mercury Fund                    --                 --       (3,592,148,801)      (2,677,021,633)      (222,598,721)
Janus Olympus Fund(1)                 --         (4,168,711)      (1,445,820,361)        (533,548,088)                --
Janus Orion Fund                      --                 --         (546,285,957)         (67,772,191)                --
Janus Twenty Fund                     --                 --       (3,978,364,207)        (117,584,500)      (643,606,306)
Janus Venture Fund(1)                 --                 --          (79,901,316)         (35,007,064)                --
--------------------------------------------------------------------------------------------------------------------------

(1) Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2004, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

                                                                  Capital Loss
Fund                                                          Carryover Utilized
================================================================================
Janus Fund                                                        $1,171,982,608
Janus Enterprise Fund                                                160,284,471
Janus Mercury Fund                                                   504,004,117
Janus Olympus Fund                                                   184,806,772
Janus Orion Fund                                                      79,635,467
Janus Twenty Fund                                                     29,449,999
Janus Venture Fund                                                   186,891,622
--------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                            Federal Tax         Unrealized          Unrealized
Fund                            Cost           Appreciation       (Depreciation)
================================================================================
Janus Fund                $10,174,794,845     $4,025,401,945     $(550,243,023)
Janus Enterprise Fund       1,419,885,619        489,649,453       (44,418,195)
Janus Mercury Fund          3,795,562,447        979,034,993      (125,025,578)
Janus Olympus Fund          2,153,972,382        435,730,949       (53,531,756)
Janus Orion Fund              518,108,907         95,126,769       (20,913,546)
Janus Twenty Fund           6,443,600,869      2,959,352,362      (165,022,919)
Janus Venture Fund          1,320,358,602        369,345,814       (94,819,248)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                 Distributions
For the fiscal year ended October 31, 2004      ---------------------------------------------------
                                                From Ordinary       From Long-Term    Tax Return of      Net Investment
Fund                                                Income          Capital Gains        Capital              Loss
=======================================================================================================================
Janus Fund                                       $         --          $    --          $    --          $(25,568,519)
Janus Enterprise Fund                                      --               --               --            (8,348,708)
Janus Mercury Fund                                         --               --               --           (13,151,657)
Janus Olympus Fund                                         --               --               --            (9,357,108)
Janus Orion Fund                                           --               --               --              (351,902)
Janus Twenty Fund                                  47,904,085               --               --                    --
Janus Venture Fund                                         --               --               --           (10,052,626)
-----------------------------------------------------------------------------------------------------------------------


58  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Distributions
For the fiscal year ended October 31, 2003        ----------------------------------------------
                                                  From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                                  Income       Capital Gains     Capital            Loss
=================================================================================================================
Janus Fund                                         $         --          $--          $--          $(26,922,643)
Janus Enterprise Fund                                        --           --           --            (7,943,759)
Janus Mercury Fund                                           --           --           --           (15,859,080)
Janus Olympus Fund                                           --           --           --            (3,312,608)
Janus Orion Fund                                             --           --           --            (1,840,000)
Janus Twenty Fund                                    70,145,941           --           --                    --
Janus Venture Fund                                           --           --           --            (6,581,340)
-----------------------------------------------------------------------------------------------------------------

5. Fund Acquisitions and Fund Reorganization

On February 28, 2003, Janus Fund acquired all of the net assets of Janus Fund 2 pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Fund in the amount of 11,634,716 shares (valued at $199,285,954) for the 40,874,216 shares of Janus Fund 2, including $6,174,361 of unrealized depreciation. The aggregate net assets of Janus Fund and Janus Fund 2 immediately before the reorganization were $14,357,492,480 and $199,285,954, respectively. The aggregate net assets immediately after the reorganization were $14,556,778,434.

On April 21, 2003, certain Funds, as listed below (each an "Acquiring Fund"), acquired all of the assets and liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Funds are presented on the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/(depreciation) as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                    Acquired        Net Assets
                                                             Acquiring Fund     Acquired Fund    Fund Unrealized      After
Acquiring Fund              Acquired Fund                      Net Assets         Net Assets          AP/DP       Reorganization
---------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund       Berger Mid Cap Growth Fund       $1,606,910,637        80,137,216        4,503,128     $1,687,047,853
Janus Olympus Fund          Berger Growth Fund                2,070,023,348       454,628,789       15,490,967      2,524,652,137
Janus Venture Fund          Berger Small Company Growth Fund    710,726,618       273,865,379       27,072,956        984,591,997
---------------------------------------------------------------------------------------------------------------------------------

Acquiring Fund              Acquired Fund                         Shares Acquired       Shares issued in Acquisition
--------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund       Berger Mid Cap Growth Fund               10,093,435                  3,351,814
Janus Olympus Fund          Berger Growth Fund                       83,936,348                 21,445,522
Janus Venture Fund          Berger Small Company Growth Fund        166,219,003                  8,536,017
--------------------------------------------------------------------------------------------------------------------


                                        Janus Growth Funds  October 31, 2004  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

6. Capital Share Transactions

                                                                                 Janus              Janus               Janus
                                                               Janus            Enterprise         Mercury             Olympus
For the fiscal year ended October 31                           Fund               Fund              Fund                 Fund
(all numbers in thousands)                                2004      2003      2004    2003      2004     2003       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            34,887    74,063    6,421   17,703    17,149    84,810     6,107    10,684
  Shares issued in connection with acquisition*             N/A    11,635      N/A    3,352       N/A       N/A       N/A    21,446
  Reinvested distributions                                   --        --       --       --        --        --        --        --
  Shares Repurchased                                   (223,406) (199,320) (20,472) (38,066)  (78,824) (131,121)  (26,302)  (25,893)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions  (188,519) (113,622) (14,051) (17,011)  (61,675)  (46,311)  (20,195)    6,237
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                 773,775   887,397   63,851   80,862   291,174   337,485   109,943   103,706
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                       585,256   773,775   49,800   63,851   229,499   291,174    89,748   109,943
------------------------------------------------------------------------------------------------------------------------------------


                                                                Janus                 Janus                   Janus
For the fiscal year ended October 31                            Orion                 Twenty                 Venture
(all numbers in thousands)                                      Fund                   Fund                   Fund
                                                          2004       2003        2004        2003       2004       2003
------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                            18,664     26,050      13,158      22,587      1,126      1,354
  Shares issued in connection with acquisition*             N/A        N/A         N/A         N/A        N/A      8,536
  Reinvested distributions                                   --         --       1,362       2,336         --         --
  Shares Repurchased                                    (24,998)   (32,386)    (75,000)    (68,250)    (4,539)    (4,682)
------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions    (6,334)    (6,336)    (60,480)    (43,327)    (3,413)     5,208
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                  91,035     97,371     288,365     331,692     29,148     23,940
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                        84,701     91,035     227,885     288,365     25,735     29,148
------------------------------------------------------------------------------------------------------------------------

*See Note 5 in Notes to Financial Statements.


60  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Legal Matters

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices.

On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements. Pursuant to such agreements, Janus Capital agreed to pay $50 million in restoration to compensate investors for any adverse effects of frequent trading and $50 million in civil penalties. Janus Capital also agreed to reduce its management fees in the amount of $25 million per year for five years. Specific fee reductions, effective July 1, 2004, were determined on a fund-by-fund basis and were calculated using assets under management as of May 31, 2004. Therefore, the total reduction in revenue over a five-year period could be greater than or less than $125 million, depending on whether assets under management in the affected funds increase or decrease. Janus also agreed to make $1.2 million in other settlement-related payments required by the COAG and to implement certain corporate governance and compliance initiatives.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals. These actions generally allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits include actions purportedly brought on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (JCGI, Janus Capital or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus funds' Trustees, officers of the Janus funds, officers of Janus Capital, officers of JCGI, and directors of JCGI.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain funds managed by Janus Capital. These lawsuits are currently pending in the U.S. District Court for the District of Colorado.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


                                        Janus Growth Funds  October 31, 2004  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund and Janus Venture Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.


/s/ Pricewaterhouse Coopers LLP

Pricewaterhouse Coopers LLP
Denver, Colorado
December 7, 2004


62  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Explanations of Charts, Tables and Financial Statements (unaudited)

1. Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception, unless otherwise noted) with one or more widely used market indices through October 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2. Schedules of Investments

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities as of October 31, 2004. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. Forward Currency Contracts

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. Futures

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. Statement of Assets and Liabilities

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Funds' net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.


                                        Janus Growth Funds  October 31, 2004  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

4. Statement of Operations

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest, or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.


64  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2004:

Dividends Received Deduction Percentage

Fund
================================================================================
Janus Twenty Fund                                                          100%
--------------------------------------------------------------------------------

Qualified Dividend Income

Fund
================================================================================
Janus Twenty Fund                                                          100%
--------------------------------------------------------------------------------

Due to the uncertainty regarding procedures for identifying qualified foreign corporations, the qualified dividend income percentages reported on the 2004 Form 1099-DIV may be substantially lower than the percentages reported above.


                                        Janus Growth Funds  October 31, 2004  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-3713.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, these four registered investment companies consist of 61 series or funds.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain Trustees and officers also serve as officers for Janus Adviser Series, Janus Aspen Series and Janus Adviser.

TRUSTEES

                                                                                                Number of
                                                                                                Funds in
                                                                                                Fund Complex
                         Positions Held   Length of       Principal Occupations                 Overseen     Other Directorships
Name, Age and Address    with Funds       Time Served     During the Past Five Years            by Trustee   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present    Private Investor.                     61           Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          2/71-Present
Age 61


William F. McCalpin      Trustee          6/02-Present    Executive Vice President and Chief    59           Founding Director and
151 Detroit Street                                        Operating Officer of the Rockefeller               Board Chair, Solar
Denver, CO 80206                                          Brothers Fund (a private family                    Development
Age 47                                                    foundation).                                       Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present    President and Chief Executive         59           Chairman of the Board
151 Detroit Street                                        Officer of The Field Museum of                     and Director,
Denver, CO 80206                                          Natural History.                                   Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
====================================================================================================================================


66  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Trustees (cont.)

                                                                                                Number of
                                                                                                Funds in
                                                                                                Fund Complex
                         Positions Held   Length of       Principal Occupations                 Overseen     Other Directorships
Name, Age and Address    with Funds       Time Served     During the Past Five Years            by Trustee   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          1/97-Present    Professor Emeritus of Business,       61           Co-founder and
151 Detroit Street                                        University of Colorado.                            Managing Director,
Denver, CO 80206                                          Formerly, Professor of Business,                   Roaring Fork Capital
Age 60                                                    University of Colorado, Colorado                   Partners (private
                                                          Springs, CO (1986-2004),                           equity firm); Director,
                                                          Distinguished Visiting Professor of                Red Robin Gourmet
                                                          Business (2001-2002), Thunderbird                  Burgers, Inc.
                                                          (American Graduate School
                                                          of International
                                                          Management), Phoenix, AZ;
                                                          and Principal (1988-1999)
                                                          of Phillips-Smith Retail
                                                          Group Addison, TX (a
                                                          venture capital firm).

William D. Stewart       Trustee          6/84-Present    Corporate Vice President and          59           N/A
151 Detroit Street                                        General Manager of MKS
Denver, CO 80206                                          Instruments - HPS Products,
Age 60                                                    Boulder, CO (a manufacturer of
                                                          vacuum fittings and valves).

Martin H. Waldinger      Trustee          8/69-Present    Consultant.                           59           N/A
151 Detroit Street
Denver, CO 80206
Age 66

====================================================================================================================================
Interested Trustee

Thomas H. Bailey*        Trustee          6/69-Present    Formerly, President (1978-2002)       61           N/A
151 Detroit Street                                        and Chief Executive Officer (1994-
Denver, CO 80206                                          2002) of Janus Capital or Janus
Age 67                                                    Capital Corporation; President and
                                                          Director (1994-2002) of the Janus
                                                          Foundation; Chairman and Director
                                                          (1978-2002) of Janus Capital
                                                          Corporation and Director (1997-
                                                          2001) of Janus Distributors, Inc.

====================================================================================================================================

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                        Janus Growth Funds  October 31, 2004  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Advisory Board

                                                                                           Number of
                                                                                           Funds in
                                                                                           Fund Complex
                         Positions Held  Length of    Principal Occupations                Overseen by     Other
Name, Age and Address    with Funds      Time Served  During the Past Five Years           Advisory Board  Directorships Held
====================================================================================================================================
Advisory Board Members

Katherine A. Cattanach   Advisory Board  4/03-Present General Partner/Managing Principal   13              N/A
151 Detroit Street       Chairperson                  (since September 1987), INVESCO
Denver, CO 80206                                      Private Equity (formerly Sovereign
Age 59                                                Financial Services, Inc.) (financial
                                                      consulting and management firm).
                                                      Formerly, Vice Chair of the Berger
                                                      Funds (1994-2002).

Harry T. Lewis, Jr.      Advisory Board  4/03-Present Lewis Investments (since June 1988)  13              Director, J.D. Edwards
151 Detroit Street       Member                       (self-employed private investor).                    & Co. (1995 to March
Denver, CO 80206                                      Formerly, Trustee/Director of the                    2002). Director, National
Age 71                                                Berger Funds (1987-2002).                            Fuel Corporation
                                                                                                           (oil & gas production);
                                                                                                           Advisory Director,
                                                                                                           Otologics, LLC,
                                                                                                           (implantable hearing
                                                                                                           aid) (since 1999);
                                                                                                           Member of Community
                                                                                                           Advisory Board, Wells
                                                                                                           Fargo Bank - Denver.

Michael Owen             Advisory Board  4/03-Present Dean of the College of Business of   13              N/A
151 Detroit Street       Member                       Sciences at Zayed University (since
Denver, CO 80206                                      September 2000). Formerly self-
Age 67                                                employed as a financial and
                                                      management consultant, and in
                                                      real estate development (from June
                                                      1999 to September 2000). Dean
                                                      (from 1993 to June 1999) of
                                                      the College of Business, Montana
                                                      State University. Formerly,
                                                      Chairman of the Board of the
                                                      Berger Funds (1968-2002).

Albert C. Yates          Advisory Board  4/03-Present President Emeritus, Colorado State   13              Member, Board of
151 Detroit Street       Member                       University (since 2003), President,                  Directors, Adolph
Denver, CO 80206                                      Chancellor and Professor of                          Coors Company
Age 63                                                Chemistry, Colorado State University                 (brewing company)
                                                      (1990-2003). Formerly,                               (since 1998); Member,
                                                      Trustee/Director of the Berger                       Board of Directors,
                                                      Funds (2000-2002).                                   Dominion Industrial
                                                                                                           Capital Bank (1999
                                                                                                           to 2000); Member, Board
                                                                                                           of Directors, Centennial
                                                                                                           Bank of the West
                                                                                                           (since 2001).
------------------------------------------------------------------------------------------------------------------------------------


68  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers

                                                                Term of Office* and         Principal Occupations
Name, Age and Address         Positions Held with Funds         Length of Time Served       During the Past Five Years
====================================================================================================================================
William Bales                 Executive Vice President          2/97-Present                Vice President of Janus Capital and
151 Detroit Street            and Portfolio Manager                                         Portfolio Manager for other Janus
Denver, CO 80206              Janus Venture Fund                                            accounts.
Age 35

Jonathan D. Coleman           Executive Vice President          2/02-Present                Vice President of Janus Capital and
151 Detroit Street            and Portfolio Manager                                         Portfolio Manager for other Janus
Denver, CO 80206              Janus Enterprise Fund                                         accounts. Formerly, Co-Portfolio
Age 33                                                                                      Manager (1997-2000) for Janus
                                                                                            Venture Fund and Analyst
                                                                                            (1994-1997 and 2000-2002) for
                                                                                            Janus Capital Corporation.

David J. Corkins              Executive Vice President and      2/03-Present                Vice President of Janus Capital and
151 Detroit Street            Portfolio Manager                                             Portfolio Manager for other Janus
Denver, CO 80206              Janus Mercury Fund                                            accounts. Formerly, Portfolio Manager
Age 38                                                                                      (1997-2003) for Janus Special
                                                                                            Situations Fund.

Blaine P. Rollins             Executive Vice President          1/00-Present                Vice President of Janus Capital and
151 Detroit Street            and Portfolio Manager                                         Portfolio Manager for other Janus
Denver, CO 80206              Janus Fund                                                    accounts. Formerly, Portfolio
Age 37                                                                                      Manager (1996-1999) of Janus
                                                                                            Balanced Fund and Janus Equity
                                                                                            Income Fund.

Ron Sachs                     Executive Vice President and      4/00-Present                Vice President of Janus Capital
151 Detroit Street            Portfolio Manager                                             and Portfolio Manager for other
Denver, CO 80206              Janus Orion Fund                                              Janus accounts. Formerly, Analyst
Age 37                                                                                      (1996-2000) for Janus Capital
                                                                                            Corporation.

Scott W. Schoelzel            Executive Vice President          8/97-Present                Vice President of Janus Capital
151 Detroit Street            and Portfolio Manager                                         and Portfolio Manager for other
Denver, CO 80206              Janus Twenty Fund                                             Janus accounts.
Age 46

Claire Young                  Executive Vice President and       8/97-Present               Vice President of Janus Capital
151 Detroit Street            Portfolio Manager                                             and Portfolio Manager for other
Denver, CO 80206              Janus Olympus Fund                                            Janus accounts.
Age 39
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


                                        Janus Growth Funds  October 31, 2004  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers (cont.)

                                                                Term of Office* and         Principal Occupations
Name, Age and Address         Positions Held with Funds         Length of Time Served       During the Past Five Years
===================================================================================================================================
Anita E. Falicia              Vice President, Treasurer and     10/02-10/04**               Vice President of Investment Accounting
151 Detroit Street            Principal Accounting Officer                                  of Janus Capital. Formerly, Assistant
Denver, CO 80206                                                                            Vice President (2000-2002) of Invest-
Age 36                        Chief Financial Officer           10/02-11/03                 ment Accounting of Janus Capital or
                                                                                            Janus Capital Corporation; Director
                                                                                            (1999-2000) of Investment Accounting
                                                                                            of Janus Capital Corporation; and
                                                                                            Director (1997-1999) of Fund Accounting
                                                                                            of Janus Capital Corporation.

Bonnie M. Howe                Vice President                    12/99-Present               Vice President and Assistant General
151 Detroit Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services LLC.
Age 39                                                                                      Formerly, Assistant Vice President
                                                                                            (1997-1999) and Associate Counsel
                                                                                            (1995-1999) for Janus Capital
                                                                                            Corporation and Assistant Vice
                                                                                            President (1998-2000) for Janus
                                                                                            Service Corporation.

Kelley Abbott Howes           General Counsel                   4/04-Present                Senior Vice President and General
151 Detroit Street                                                                          Counsel of Janus Capital; Senior Vice
Denver, CO 80206              Vice President and  Secretary     12/99-Present               President and Assistant General
Age 39                                                                                      Counsel of Janus Services LLC; Vice
                                                                                            President and Assistant General Counsel
                                                                                            of Distributors LLC. Formerly, Vice
                                                                                            Janus President of Domestic Funds of
                                                                                            Janus Capital (2000-2004); Assistant
                                                                                            General Counsel of Janus Capital
                                                                                            (1999-2004); Assistant Vice President
                                                                                            (1997-1999) of Janus Capital
                                                                                            Corporation; Chief Compliance Officer,
                                                                                            Director and President (1997-1999) of
                                                                                            Janus Distributors, Inc.; and Assistant
                                                                                            Vice President (1998-2000) of Janus
                                                                                            Service Corporation.

David R. Kowalski             Vice President and Chief          6/02-Present                Vice President and Chief Compliance
151 Detroit Street            Compliance Officer                                            Officer of Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services
Age 47                                                                                      LLC; Chief Compliance Officer of Bay
                                                                                            Isle Financial LLC and Enhanced
                                                                                            Investment Technologies LLC. Formerly,
                                                                                            Assistant Vice President of Janus
                                                                                            Services LLC (2002-2004); Senior Vice
                                                                                            President and Director (1985-2000) of
                                                                                            Mutual Fund Compliance for Van Kampen
                                                                                            Funds.
------------------------------------------------------------------------------------------------------------------------------------

*  Officers are elected annually by the Trustees for a one-year term.

** Due to the resignation of the Trust's Treasurer and Principal Accounting
   Officer, effective November 2004, in accordance with the Trust's bylaws, Stephanie Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


70  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers (cont.)

                                                                Term of Office* and         Principal Occupations
Name, Age and Address         Positions Held with Funds         Length of Time Served       During the Past Five Years
===================================================================================================================================
Girard C. Miller              President and Chief Executive     11/03-Present               Executive Vice President and Chief
151 Detroit Street            Officer                                                       Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation; Chief
                                                                                            Operating Officer and President of
                                                                                            Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and Janus
                                                                                            Capital Trust Manager Limited. Formerly,
                                                                                            President and Chief Executive Officer of
                                                                                            ICMA Retirement Corporation (1993-2003).

Loren M. Starr                Vice President and Chief          11/03-Present               Senior Vice President and Chief
151 Detroit Street            Financial Officer                                             Financial Officer of Janus Capital,
Denver, CO 80206                                                                            Janus Capital Group Inc., and Janus
Age 43                        President and Chief Executive     9/02-11/03                  Services LLC; Vice President and Chief
                              Officer                                                       Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004), Janus
                                                                                            World Principal Protected Funds
                                                                                            (2002-2004), Janus International (Asia)
                                                                                            Limited (2002-2004) and Janus World
                                                                                            Funds (2001-2004); Vice President,
                                                                                            Treasurer, and Chief Financial Officer
                                                                                            of Enhanced Investment Technologies, LLC
                                                                                            (2003- 2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003); Interim
                                                                                            Director of Janus Capital (2002-2003);
                                                                                            Vice President of Finance, Treasurer,
                                                                                            Chief Financial Officer (2001-2002) and
                                                                                            Director (2002) for Janus International
                                                                                            Holding, Inc.; and Managing Director,
                                                                                            Treasurer and Head of Corporate Finance
                                                                                            and Reporting (1998-2001) for Putnam
                                                                                            Investments.

Heidi J. Walter               Vice President                    4/00-Present                Vice President and Assistant General
151 Detroit Street                                                                          Counsel to Janus Capital and Janus
Denver, CO 80206                                                                            Services LLC. Formerly, Vice President
Age 37                                                                                      and Senior Legal Counsel (1995-1999)
                                                                                            for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


                                        Janus Growth Funds  October 31, 2004  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes


72  Janus Growth Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes


                                        Janus Growth Funds  October 31, 2004  73

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

      Growth

      Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

      International & Global

      Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

      Core

      Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

      Risk-Managed

      Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

      Value

      Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

      Income

      Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

      For more information about our funds, go to www.janus.com.

      Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

                       [LOGO] JANUS | 151 Detroit Street
                                    | Denver, CO 80206
                                    | 1-800-525-3713

Funds distributed by Janus Distributors LLC

C-1104-176                                                     111-02-105 12-04


                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus International & Global Funds
--------------------------------------------------------------------------------
        Janus Global Life Sciences Fund

        Janus Global Opportunities Fund

        Janus Global Technology Fund

        Janus Overseas Fund

        Janus Worldwide Fund

                                                              [LOGO] JANUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Janus International & Global Funds
   President and CIO Letter to Shareholders ...............................    1
   Portfolio Managers' Commentaries and Schedules of Investments
      Janus Global Life Sciences Fund .....................................    6
      Janus Global Opportunities Fund .....................................   11
      Janus Global Technology Fund ........................................   15
      Janus Overseas Fund .................................................   20
      Janus Worldwide Fund ................................................   25
   Statements of Assets and Liabilities ...................................   30
   Statements of Operations ...............................................   31
   Statements of Changes in Net Assets ....................................   32
   Financial Highlights ...................................................   34
   Notes to Schedules of Investments ......................................   37
   Notes to Financial Statements ..........................................   39
   Report of Independent Registered Public Accounting Firm ................   48
   Explanations of Charts, Tables and Financial Statements ................   49
   Designation Requirements ...............................................   51
   Trustees and Officers ..................................................   52

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]
Gary Black
President and Chief
Investment Officer

Dear Shareholder,

I'd like to take this opportunity to thank you for your confidence and loyalty to Janus. What motivates us day in and day out is our goal of delivering strong and consistent fund performance on your behalf.

I'd also like to share with you an update on the various initiatives we have underway at Janus.

Improving Performance

Let's start with the most important metric: performance. I am pleased to report that as of October 31, 2004, 61% of Janus' retail funds ranked within Lipper's top two quartiles over the last year based on total return. By comparison, 55% of Janus retail funds ranked in the top two quartiles for the same time period in 2003. To break it down even further, as of October 31, 2004, 71% of our growth funds and 80% of our core funds ranked in the top two quartiles over the same one-year period and, over the last three years, 100% of our growth funds and 75% of our core funds achieved the same distinction (see page 4 for complete Lipper rankings).

In particular, a select group of our growth funds have performed very well during the past year. A total of eight of our funds ranked in the top decile of their respective Lipper peer groups. Most notable are Janus Twenty Fund* and Janus Contrarian Fund (formerly named Janus Special Equity Fund). For the one-year period ended October 31, 2004, Janus Twenty Fund was ranked the number one large-cap growth fund, outperforming 654 other funds in its Lipper category based on total returns. Meanwhile, Janus Contrarian Fund ranked second amongst 701 multi-cap core funds during the same one-year period. The three-year rankings of both funds is also noteworthy. Janus Twenty Fund ranked in the top 12% of large-cap growth funds rated by Lipper and Janus Contrarian Fund ranked in the top 3% of multi-cap core funds rated by Lipper, based on total returns. The impressive rankings of these and other funds are included on the Lipper table on page 4.

One Year Numbers Are Aligning With Historically Strong Results
--------------------------------------------------------------------------------

                             Percent of Janus Funds
                         in the Top Two Lipper Quartiles
                      as of 10/31/04 based on total return

   [The following table was depicted as a bar chart in the printed material.]

                       1st Quartile       2nd Quartile       Total
                       ------------       ------------       -----

1 Year                      30.5%              30.5%           61%
3 year                      32.0%              32.0%           64%
5 year                      21.0%              21.0%           42%
10 year                     41.5%              41.5%           83%
Since Inception             48.0%              48.0%           96%

--------------------------------------------------------------------------------

I am extremely pleased with the way our investment team has navigated through the uneven markets in 2004. Not only have we been successful in picking an impressive number of winning stocks, but we have also been adept at avoiding a handful of blow-ups during the year.

From a firm-wide perspective, our healthcare stocks made the largest positive contribution to performance. We have generated solid returns through investments in HMO stocks like UnitedHealth Group and Aetna, as well as medical device names such as Medtronic and St. Jude. These gains come on the heels of years of detailed research conducted by our team of healthcare analysts. I'm proud of their work and tenacity in identifying the leaders within this sector. Our consumer staples holdings also contributed strongly to our performance. Stellar performers within this group included Reckitt Benckiser, Procter & Gamble and Whole Foods Market to name a few. These, too, represent solid work by our investment team.

Meanwhile, technology was an area of weakness in the market, pressured by muted spending patterns among corporations. In fact, over the last 12 months, the technology sector was the only sector within the S&P 500(R) Index to post a negative return.

It therefore stands to reason that some of our technology holdings have not performed up to our expectations, including Texas Instruments, Maxim Integrated Products and Cisco Systems. Nonetheless, we have generally held onto these names and others due to their competitive positions, new product pipelines and cash flow potential.

Past performance is no guarantee of future results.


                         Janus International & Global Funds  October 31, 2004  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Continued

Broader Stock Coverage Means More Investment Opportunities

In my letter to you last spring, I spoke of a variety of initiatives aimed at refining and improving our investment process. I'd like to give you a progress report on those endeavors.

First, we are in the process of expanding our stock coverage from the current level of 960 stocks to 1,100 stocks. Broader coverage translates into more investment options for our portfolio managers and more flexibility to navigate inflection points in the market. We are also increasing our coverage of foreign stocks, as I want to make sure that our analysts have the opportunity to cover the best business models in the world. With the globalization of the world economy, I feel that sectors are more important than countries, so our research needs to be borderless.

To help us achieve this goal of increased stock coverage, we continue to build out our investment team with experienced and skilled research analysts. Our search for top industry talent is never-ending and we continue to seek the best-of-the-best to support our funds.

--------------------------------------------------------------------------------

                        Research Coverage has Increased

   [The following table was depicted as a bar chart in the printed material.]

                                  number of stocks

                           International    United States
                           -------------    -------------
2000                            100             400
2001                            162             531
2002                            257             616
2003                            319             615
2004 YE Est.                    335             626
2005 YE Est.                    400             700

- 960 stocks by year-end 2004; 1,100 stocks by year-end 2005 (estimated)

--------------------------------------------------------------------------------

A New Manager for Janus Worldwide Fund

In July, we appointed Jason Yee as portfolio manager of Janus Worldwide Fund. This Fund's performance has struggled over the past few years and we aim to restore it to where we believe it should be. I believe that Jason possesses a strong dual talent for picking stocks and managing risk. I am confident that Jason will be able to improve the performance of Janus Worldwide Fund through his disciplined approach to investment management.

Reduced Management Fees

There has been much discussion recently about mutual fund management fees and expenses by the press, industry regulators and investors. We reduced management fees this past year and Janus funds' total expense ratios continue to be among the lowest in the industry. We've provided a detailed explanation of these fees and expenses on the pages that follow.

Value or Growth?

Turning to the markets, one of the unfortunate aftershocks of the recession and the market decline in 2001 and 2002 has been a continuing reluctance on the part of investors to rotate back into growth stocks, despite a decent macroeconomic backdrop. In turn, 2004 marked the fifth consecutive year that the Russell 1000(R) Value Index outperformed the Russell 1000(R) Growth Index, which is the longest trend since 1979.

We believe that, based on historical studies, we are on the cusp of a rotation back into growth stocks. This is based on the average length of time that value has historically outperformed growth following a recession, combined with what we perceive as an abnormally low valuation premium currently being applied to growth stocks by investors.

In our view, it appears that, just as the value discipline was deemed hopelessly out of favor in the spring of 2000, evidence is building that the growth segment of the market has the potential to return to favor with investors. We believe this trend will play to the strengths of our growth funds.

--------------------------------------------------------------------------------

                            The Case for Growth Now

                              [LINE CHART OMITTED]

            [The following narrative was represented as a line chart
                            in the printed material.]

Since 1980, post-recovery periods historically favor Value, then Growth. We believe that, based on historical studies, we are on the cusp of rotation back into growth stocks. This is based on the average length of time that value has historically outperformed growth following a recession. The chart used to support this point is a visual representation of the duration of value vs. growth trends, 1980 through 2004. The trends are represented by the spread between the trailing one-year total returns of the S&P Barra Growth Index and the S&P Barra Value Index.


* Spread Between Trailing One-Year Total Returns of S&P Barra Growth Index and S&P Barra Value Index.
Source: NBER, Standard & Poors, BARRA.
Spread Between Trailing One-Year Returns S&P Barra Growth and S&P Barra Value

--------------------------------------------------------------------------------


2  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Continued

Economic Perspective and Outlook

After rising for most of 2003, markets have traded in a sideways motion for much of 2004. Consumer spending, after helping to prop up the economy the last few years, has tailed off a bit as mortgage refinancings have slowed and tax cut benefits have eased. Business spending had been expected to fill the void, but the transition has been more muted than expected.

Gross domestic product (GDP) growth was strong last winter but slowed somewhat over the summer, which led Federal Reserve Chairman Alan Greenspan to note that the economy had hit a "soft patch." More recently, amidst signs that business activity is picking up, Greenspan mentioned that the economy was "gaining traction."

No one knows how the economy will behave over the next 12-24 months, but what I do know is that, regardless of what GDP growth will be, market share is being won and lost every day. It is our job to identify which companies are winning market share and to invest in those stocks.

These are busy and exciting times at Janus. We are confident that the steps being taken internally will improve performance and reward our shareholders over the long term.

We will be launching two new funds in 2005 that are designed to leverage our research-focused efforts. The appropriately named Janus Research Fund will provide investors direct access to the top picks of our talented analysts. Janus Explorer Fund will focus on smaller growth companies - an area in which we expect Janus research to excel.

In closing, let me assure you that above all else, we will continue to manage your money as if it were our own and to strive for consistent long-term results.

Sincerely,


/s/ Gary Black

Gary Black
President and Chief Investment Officer

The prospectuses for Janus Research Fund and Janus Explorer Fund are not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted. For a copy of these prospectuses please call Janus at 1-800-525-3713.

*Closed to new investors.

Standard & Poor's/BARRA Growth Index (a subset of the S&P 500 Index), which is made up of 161 large-capitalization stocks (as of September 30, 1996) with higher price-to-book ratios and sales and earnings growth, and below-average dividend yields.

Standard & Poor's/BARRA Value Index (a subset of the S&P 500 Index), which comprises 339 large-capitalization stocks (as of September 30, 1996) with lower price-to-book ratios and above-average dividend yields.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no guarantee these trends will continue. Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

The indices reflect past performance of large capitalization growth and value stocks; you should not regard them as an indicator of future performance from either the stock market or your fund in particular.

As of October 31, 2004, Aetna, Inc. was 2.6% of Janus Core Equity Fund, 1.6% of Janus Balanced Fund, 1.9% of Janus Growth and Income Fund and 0.7% of Janus Risk-Managed Stock Fund. As of October 31, 2004, Cisco Systems, Inc. was 1.0% of Janus Core Equity Fund, 4.8% of Janus Fund, 0.6% of Janus Balanced Fund, 2.1% of Janus Growth and Income Fund, 0.5% of Janus Risk-Managed Stock Fund, 2.1% of Janus Mercury Fund and 1.7% of Janus Olympus Fund. As of October 31, 2004, Maxim Integrated Products, Inc. was 0.4% of Janus Core Equity Fund, 6.7% of Janus Fund, 0.3% of Janus Balanced Fund, 2.1% of Janus Growth and Income Fund, 0.2% of Janus Risk-Managed Stock Fund, 1.7% of Janus Mercury Fund, 1.0% of Janus Orion Fund and 3.0% of Janus Olympus Fund. As of October 31, 2004, Medtronic, Inc. was 1.6% of Janus Growth and Income Fund, 0.4% of Janus Risk-Managed Stock Fund and 0.5% of Janus Mercury Fund. As of October 31, 2004, Procter & Gamble Co. was 2.0%, of Janus Core Equity Fund, 1.3% of Janus Fund, 1.3% of Janus Balanced Fund, 0.5% of Janus Flexible Income Fund, 2.1% of Janus Growth and Income Fund, 0.7% of Janus Risk-Managed Stock Fund and 3.3% of Janus Twenty Fund. As of October 31, 2004, Reckitt Benckiser PLC was 2.3% of Janus Contrarian Fund, 1.7% of Janus Core Equity Fund, 0.5% of Janus Fund and 1.2% of Janus Balanced Fund.

As of October 31, 2004, St. Jude Medical, Inc. was 1.8% of Janus Enterprise Fund, 0.9% of Janus Fund and 0.9% of Janus Risk-Managed Stock Fund. As of October 31, 2004, Texas Instruments, Inc. was 2.9% of Janus Core Equity Fund, 0.8% of Janus Fund, 1.7% of Janus Balanced Fund, 2.0% of Janus Growth and Income Fund, 2.4% of Janus Mercury Fund, 1.5% of Janus Orion Fund, 1.4% of Janus Olympus Fund and 2.1% of Janus Twenty Fund. As of October 31, 2004, UnitedHealth Group, Inc. was 0.7% of Janus Core Equity Fund, 0.4% of Janus Fund, 0.5% of Janus Balanced Fund, 0.8% of Janus Flexible Income Fund, 3.0% of Janus Growth and Income Fund, 0.3% of Janus Risk-Managed Stock Fund, 3.0% of Janus Mercury Fund, 2.1% of Janus Olympus Fund and 12.5% of Janus Twenty Fund. As of October 31, 2004, Whole Foods Market, Inc. was 0.4% of Janus Fund, 0.7% of Janus Mercury Fund and 1.6% of Janus Olympus Fund.

There is no assurance any Janus fund currently holds these securities.


                         Janus International & Global Funds  October 31, 2004  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Lipper Rankings

                                                                             Lipper Rankings - Based on total return as of 10/31/04
                                                                             ------------------------------------------------------
                                                                                      ONE YEAR                 THREE YEAR
                                                                               PERCENTILE    RANK/      PERCENTILE     RANK/
                                               LIPPER CATEGORY                  RANK (%)   TOTAL FUNDS   RANK (%)   TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)                              Large-Cap Growth Funds             77         499/655       32         164/526
--------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund(1) (9/92)                Mid-Cap Growth Funds               10          46/506       48         192/407
--------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund(1) (5/93)                   Large-Cap Growth Funds              8          47/655       34         175/526
--------------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund(1) (12/95)                  Multi-Cap Growth Funds             59         252/432       50         174/353
--------------------------------------------------------------------------------------------------------------------------------
Janus Orion Fund (6/00)                        Multi-Cap Growth Funds              9          35/432       15          53/353
--------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund* (4/85)                      Large-Cap Growth Funds              1           1/655       12          59/526
--------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund* (4/85)                     Small-Cap Growth Funds             20          99/515       11          43/421
--------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund(1) (9/92)                  Balanced Funds                     52         283/552       51         227/450
--------------------------------------------------------------------------------------------------------------------------------
Janus Core Equity Fund(1) (6/96)               Large-Cap Core Funds                9          78/933       10          74/784
--------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund(1) (5/91)         Large-Cap Core Funds               27         248/933       42         327/784
--------------------------------------------------------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund (2/03)           Multi-Cap Core Funds                4          27/701       --              --
--------------------------------------------------------------------------------------------------------------------------------
Janus Contrarian Fund(3) (2/00)                Multi-Cap Core Funds                1           2/701        3          15/506
--------------------------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund (5/93)           General Muni Debt Funds            85         250/295       69         183/265
--------------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund(1) (7/87)           Intermediate Inv Grade Debt Funds  46         206/449       11          37/357
--------------------------------------------------------------------------------------------------------------------------------
Janus High-Yield Fund(1) (12/95)               High Current Yield Funds           59         244/419       71         244/347
--------------------------------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund(1) (9/92)           Short Investment Grade Debt Funds   7          13/192       26          33/126
--------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund (12/98)        Health/Biotechnology Funds         13          24/194       55          83/152
--------------------------------------------------------------------------------------------------------------------------------
Janus Global Opportunities Fund(1) (6/01)      Global Funds                       55         170/313       15          36/248
--------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund (12/98)           Science & Technology Funds         78         243/314       66         186/282
--------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund(1) (5/94)                  International Funds                80         679/858       67         471/704
--------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund(1) (5/91)                 Global Funds                       99         310/313       98         244/248
--------------------------------------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)    Mid-Cap Value Funds                32          71/228       31          50/164
--------------------------------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund - Inv.*(2) (10/87)  Small-Cap Core Funds               30         164/550       51         227/446

                                                         Lipper Rankings - Based on total return as of 10/31/04
                                               -------------------------------------------------------------------------
                                                      FIVE YEAR                TEN YEAR              SINCE INCEPTION
                                               PERCENTILE     RANK/     PERCENTILE     RANK/     PERCENTILE    RANK/
                                                 RANK (%)  TOTAL FUNDS    RANK (%)  TOTAL FUNDS   RANK (%)   TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)                                 66        256/389        35        43/122         5          1/22
-----------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund(1) (9/92)                   94        247/262        65        66/102        40         20/50
-----------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund(1) (5/93)                      65        252/389         8         9/122         2          1/86
-----------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund(1) (12/95)                     68        141/209        --            --        16         15/96
-----------------------------------------------------------------------------------------------------------------------
Janus Orion Fund (6/00)                           --             --        --            --        43       112/263
-----------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund* (4/85)                         77        297/389         1         1/122         5          2/40
-----------------------------------------------------------------------------------------------------------------------
Janus Venture Fund* (4/85)                        78        224/288        38         30/79        10           1/9
-----------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund(1) (9/92)                     45        163/366         8        11/153         4          3/78
-----------------------------------------------------------------------------------------------------------------------
Janus Core Equity Fund(1) (6/96)                  18        104/590        --            --         2         5/305
-----------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund(1) (5/91)            38        223/590         4         7/217         5         5/113
-----------------------------------------------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund (2/03)              --             --        --            --        24       152/651
-----------------------------------------------------------------------------------------------------------------------
Janus Contrarian Fund(3) (2/00)                   --             --        --            --        19        69/378
-----------------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund (5/93)              79        180/228        73        94/128        80         69/86
-----------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund(1) (7/87)              57        146/257        10        12/120        13          3/23
-----------------------------------------------------------------------------------------------------------------------
Janus High-Yield Fund(1) (12/95)                  15         41/275        --            --         2         2/112
-----------------------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund(1) (9/92)              33          32/96        33         18/55        45         12/26
-----------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund (12/98)           59          38/64        --            --        34         17/49
-----------------------------------------------------------------------------------------------------------------------
Janus Global Opportunities Fund(1) (6/01)         --             --        --            --         9        20/237
-----------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund (12/98)              61         75/123        --            --        22         18/84
-----------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund(1) (5/94)                     38        190/509         4         6/155         7         8/128
-----------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund(1) (5/91)                    87        150/173        40         22/55        30          6/19
-----------------------------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)        5          5/105        --            --         5          4/88
-----------------------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund - Inv.*(2) (10/87)     25         77/314        --            --        --            --

(1) The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2) Rating is for the investor share class only; other classes may have different performance characteristics.

(3) Effective September 30, 2004, Janus Special Equity Fund changed its name to Janus Contrarian Fund.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

Concentration may lead to greater price volatility.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Janus Contrarian Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


4  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the fund managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2004. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (and any related exchange fees); and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2004 to October 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                         Janus International & Global Funds  October 31, 2004  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Global Life Sciences Fund (unaudited)

================================================================================
Fund Strategy

This diversified fund seeks to take advantage of the growing demand for effective healthcare products and services by investing globally in a broad range of life sciences companies.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Thomas Malley
                                                               portfolio manager

Performance Overview

During the 12 months ended October 31, 2004, an improving economy and brightening corporate profit landscape contributed to solid performance in the broader equity markets. Select areas of the life sciences sector participated in the rally, which helped the Janus Global Life Sciences Fund post a 10.06% gain. By comparison, the Fund's benchmark, the S&P 500(R) Index, returned 9.42%.

Digging deeper into the returns, the healthcare equipment and supplies group contributed most significantly to the Fund's gains. We were overweight the S&P 500(R) Index in this area, which ranked among the leading performers in the life sciences space. Conversely, a handful of laggards in the healthcare services area, another overweight group, dampened returns. At the same time, the Fund carried significantly more exposure to biotechnology stocks than its benchmark, a position that hindered performance amid the sector's lackluster returns.

Strategy in this Environment

While spiking oil prices and occasionally conflicting economic data stirred volatility in the broader markets, the U.S. presidential campaign loomed large over the life sciences sector, especially among blue chip pharmaceutical companies. Meanwhile, biotechnology stocks tended to move in tandem with investors' risk tolerance levels while health insurers generally benefited from offering steady, predictable earnings outlooks. While remaining cognizant of the potential impact of political changes and regulatory shifts, we continued to base our investment decisions primarily on the fundamentals and prospects of companies across the life sciences spectrum. Regardless of macro conditions, I believe well-run companies developing innovative products, treatments and services have the potential to generate strong returns.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                    October 31, 2004           October 31, 2003

Roche Holding A.G.                              3.4%                       3.7%
Aetna, Inc.                                     3.3%                       1.5%
UnitedHealth Group, Inc.                        3.2%                       2.1%
Gilead Sciences, Inc.                           3.0%                       2.4%
Genzyme Corp.                                   3.0%                       2.1%
Amgen, Inc.                                     2.9%                       3.9%
Caremark Rx, Inc.                               2.7%                       2.8%
Genentech, Inc.                                 2.7%                       4.0%
Pfizer, Inc.                                    2.7%                       2.6%
Fisher Scientific International, Inc.           2.7%                         --

Portfolio Composition

As of October 31, 2004, the Fund was 100% invested in equities, a larger stake than earlier in the period. Foreign stocks accounted for 22.7% of the Fund's equity holdings. Meanwhile, the Fund's top 10 equity holdings accounted for 29.6% of its total net assets.

Strong Performers Included Biotechnology, Healthcare Services and Equipment and Insurance Stocks

Despite missing out on elements of the biotech rally, a number of holdings within this innovative sector boosted performance. Most notably, OSI Pharmaceuticals moved higher when the company reported successful Phase III clinical trials for Tarceva, its late-stage lung cancer treatment. Although the market was caught off guard by the positive announcement, our anecdotal research led us to believe that such an outcome was expected. Having exceeded our price target, we trimmed the position, taking the opportunity to lock in profits. The Fund also gained from its holdings in Pharmion, which received approval for Vidaza, the first drug approved for myelodysplastic syndrome.

Biogen and Elan pushed up our performance with the success of their new multiple sclerosis drug Antegrin, which has significantly improved efficacy and better tolerability compared to the leading interferons currently used to treat the disease. Celgene continued to advance as its phase 3 cancer drug Revlimid progressed through clinical trials.

Another strong performer was healthcare equipment manufacturer, Cytyc. Along with the launch of its new cervical cancer imaging system, the company expanded its women's healthcare franchise with the acquisition of Novacept, the developer of the


6  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

NovaSure System for excessive menstrual bleeding. Within the medical device arena, Guidant and St. Jude contributed as the ICD market continued its strong growth. Guidant also made progress on its drug-coated stent program.

Sustained premium increases and improved cost controls contributed to solid returns from health maintenance organization (HMO) operators such as UnitedHealth Group. Relying on many sources of growth, UnitedHealth performed exceptionally well as it consistently met expectations, raised outlooks, expanded margins and bought back shares. Elsewhere in the HMO space, Aetna consistently reported strong results and pushed up its guidance based on a solid market share outlook for 2005.

Ongoing broad-based success in its core ophthalmic business sparked healthcare supplier Alcon, which also realized better-than-expected growth in pharmaceutical and device sales. The stock had a setback with the failure of its experimental agent for macular degeneration, but we still look forward to solid earnings gains in 2005. A more muted contribution was made by orthopedic product developer, Smith & Nephew, of the United Kingdom, which easily met earnings expectations early in the period but watched sales prospects fade later on.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                              Janus Global         S&P 500(R)
                                           Life Sciences Fund        Index
                                           ------------------      ----------
                 Medical - Drugs                 32.4%                5.4%
Medical - Biomedical and Genetic                 14.4%                1.1%
                    Therapeutics                 13.0%                0.1%
                   Medical - HMO                  9.9%                0.9%
             Medical Instruments                  6.4%                1.2%

Select Medical Equipment Manufacturers and Pharmaceutical Companies Were Weak Performers

Weighing on the Fund's results was drugmaker Ligand Pharmaceuticals, which sold off in response to the lower-than-projected sales of its Avinza painkiller. Avinza's sales trends remain relatively healthy, so we're standing pat while monitoring developments. Icos shares plummeted due to weaker than expected share gains for its new MED drug Cialis, as well as higher marketing costs that reduced profit forecasts. Barr Labs fell due to slower sales increases for its Seasonale line, as well as general negative sentiment on the generic drug space.

Another weak performer was Accredo Health, which provides specialty services to drug retailers. Reduced government reimbursement levels and the loss of business with large insurer, Aetna, forced the company to adjust its profit outlook downward. The company reiterated its revenue outlook, however, so we maintained our position.

Our disappointments also included Cyberonics, a company best known for its implantable medical devices for the treatment of epilepsy and other debilitating chronic disorders. We no longer believe in the fundamentals at Cyberonics, which was informed that the FDA rejected its implantable device for treating depression, so we liquidated our stake.

Large drugmaker, Merck & Co. was another weak performer. The stock plummeted after Merck stunned the industry by pulling its blockbuster, Vioxx, anti-inflammatory treatment from the market. The decision came just a week after clinical researchers alerted the company to a heightened risk of heart attacks and strokes in individuals who had taken the drug for 18 months. Although we'd originally been attracted by the stock's low valuation and the company's improving pipeline, we moved to liquidate our position quickly following the announcement.

The entire pharmaceutical area has been weak, with losses also being recorded in our Lilly position, due to share losses on its anti-schizophrenia agent Zyprexa and worries about patent litigation. Wyeth fell due to larger reserves being taken for the diet drug litigation, although the stock has recently started to rebound. Overall, investing in the large-cap pharmaceutical arena will require significant patience, justifying our underweight stance on the group.

Investment Strategy and Outlook

Against any political or economic backdrop, the long-term issue of rising healthcare expenditures is gaining prominence. Facing increases in premiums and drug costs, people are looking for ways to cut back on healthcare spending, which helps explain the growing popularity of medical savings accounts and the growing call for purchasing drugs from Canada. Given the country's demographic trends, few would argue that life sciences-related spending will continue to gain as a percentage of the economy. To profit from the broader development, we continue to seek out the innovative companies running strong fundamental businesses that we believe are best positioned to exceed expectations.

Thank you for your investment in Janus Global Life Sciences Fund.


                         Janus International & Global Funds  October 31, 2004  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Global Life Sciences Fund (unaudited)

Performance
================================================================================

                         Initial investment of $10,000

 [The following table was depicted as a mountain chart in the printed material.]

                                              Janus Global         S&P 500(R)
                                           Life Sciences Fund        Index
                                           ------------------      ----------
12/31/1998*                                      $10,000             $10,000
1/31/1999                                        $10,120             $10,418
2/28/1999                                        $ 9,830             $10,094
3/31/1999                                        $10,420             $10,498
4/30/1999                                        $10,290             $10,905
5/31/1999                                        $10,470             $10,647
6/30/1999                                        $11,660             $11,238
7/31/1999                                        $12,250             $10,887
8/31/1999                                        $12,730             $10,833
9/30/1999                                        $12,260             $10,536
10/31/1999                                       $11,970             $11,203
11/30/1999                                       $12,950             $11,431
12/31/1999                                       $16,100             $12,104
1/31/2000                                        $19,070             $11,496
2/29/2000                                        $26,850             $11,278
3/31/2000                                        $18,930             $12,382
4/30/2000                                        $17,220             $12,009
5/31/2000                                        $16,840             $11,763
6/30/2000                                        $20,270             $12,053
7/31/2000                                        $19,550             $11,864
8/31/2000                                        $21,540             $12,601
9/30/2000                                        $22,850             $11,936
10/31/2000                                       $22,410             $11,886
11/30/2000                                       $20,400             $10,949
12/31/2000                                       $21,467             $11,002
1/31/2001                                        $19,646             $11,392
2/28/2001                                        $18,265             $10,354
3/31/2001                                        $15,833             $ 9,698
4/30/2001                                        $16,964             $10,451
5/31/2001                                        $17,344             $10,521
6/30/2001                                        $17,864             $10,265
7/31/2001                                        $17,564             $10,164
8/31/2001                                        $17,224             $ 9,528
9/30/2001                                        $16,523             $ 8,759
10/31/2001                                       $16,974             $ 8,926
11/30/2001                                       $17,404             $ 9,610
12/31/2001                                       $17,584             $ 9,694
1/31/2002                                        $16,814             $ 9,553
2/28/2002                                        $15,843             $ 9,369
3/31/2002                                        $16,523             $ 9,721
4/30/2002                                        $15,873             $ 9,132
5/31/2002                                        $15,513             $ 9,064
6/30/2002                                        $14,121             $ 8,419
7/31/2002                                        $13,441             $ 7,763
8/31/2002                                        $13,231             $ 7,813
9/30/2002                                        $12,790             $ 6,964
10/31/2002                                       $12,840             $ 7,577
11/30/2002                                       $12,570             $ 8,023
12/31/2002                                       $12,290             $ 7,552
1/31/2003                                        $12,280             $ 7,354
2/28/2003                                        $12,130             $ 7,244
3/31/2003                                        $12,540             $ 7,314
4/30/2003                                        $12,880             $ 7,917
5/31/2003                                        $13,531             $ 8,334
6/30/2003                                        $13,811             $ 8,440
7/31/2003                                        $14,192             $ 8,589
8/31/2003                                        $14,252             $ 8,756
9/30/2003                                        $14,322             $ 8,663
10/31/2003                                       $14,622             $ 9,153
11/30/2003                                       $15,062             $ 9,234
12/31/2003                                       $15,663             $ 9,718
1/31/2004                                        $16,383             $ 9,897
2/29/2004                                        $16,704             $10,034
3/31/2004                                        $16,884             $ 9,883
4/30/2004                                        $17,474             $ 9,728
5/31/2004                                        $17,504             $ 9,861
6/30/2004                                        $17,334             $10,053
7/31/2004                                        $16,113             $ 9,720
8/31/2004                                        $16,053             $ 9,759
9/30/2004                                        $16,613             $ 9,865
10/31/2004                                       $16,093             $10,016

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                          One          Five             Since
                                          Year         Year           Inception*
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund          10.06%        6.10%             8.50%
--------------------------------------------------------------------------------
S&P 500(R) Index                          9.42%       (2.22)%            0.03%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Health/
Biotechnology Funds                      24/194       38/64              17/49
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date - December 31, 1998

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                 Beginning Account Value      Ending Account Value     Expenses Paid During Period
Expense Example                         (5/1/04)                    (10/31/04)              (5/1/04-10/31/04) *
------------------------------------------------------------------------------------------------------------------
Actual                                 $1,000.00                      $921.00                    $4.68
------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)            $1,000.00                    $1,020.26                    $4.93
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                          Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund                           1.02%
--------------------------------------------------------------------------------
Health/Biotechnology Funds Average                        1.93%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund emphasizes investments in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

A 2% redemption fee may be imposed on shares held for 3 months or less.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


8  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 100%
Diagnostic Equipment - 2.4%
          854,255   Cytyc Corp.* ............................... $   22,287,513
          164,860   Gen-Probe, Inc.* ...........................      5,776,694
                                                                     28,064,207

Dialysis Centers - 0.2%
           80,210   Renal Care Group, Inc.* ....................      2,531,428

Diversified Operations - 2.1%
          803,430   Tyco International, Ltd. (New York Shares) .     25,026,845

Hospital Beds and Equipment - 2.1%
          504,210   Kinetic Concepts, Inc.* ....................     25,124,784

Instruments - Scientific - 2.7%
          548,000   Fisher Scientific International, Inc.*,# ...     31,433,280

Medical - Biomedical and Genetic - 14.4%
          213,890   Affymetrix, Inc.*,# ........................      6,523,645
          601,145   Amgen, Inc.* ...............................     34,145,036
          194,654   Biogen Idec, Inc.* .........................     11,321,077
          830,880   Celgene Corp.*,# ...........................     24,610,666
          713,375   Genentech, Inc.* ...........................     32,479,964
          672,805   Genzyme Corp.* .............................     35,302,077
          459,820   Invitrogen Corp.*,# ........................     26,623,578
                                                                    171,006,043

Medical - Drugs - 32.4%
          267,796   Altana A.G.** ..............................     13,557,909
        1,159,200   Chugai Pharmaceutical Company, Ltd.** ......     18,121,028
          639,195   Cubist Pharmaceuticals, Inc.*,# ............      6,522,985
        1,106,675   Elan Corporation PLC (ADR)*,**,# ...........     28,552,215
          264,265   Eli Lilly and Co. ..........................     14,510,791
          289,680   Forest Laboratories, Inc.* .................     12,919,728
          990,222   IVAX Corp.* ................................     17,923,018
          251,770   K-V Pharmaceutical Co. - Class A*,# ........      5,015,258
        1,462,440   Ligand Pharmaceuticals, Inc. - Class B*,# ..     13,037,653
          279,285   MedImmune, Inc. ............................      7,937,280
          229,798   Merck KGaA** ...............................     12,774,186
          574,850   Novartis A.G.** ............................     27,320,267
          102,585   OSI Pharmaceuticals, Inc.* .................      6,665,973
        1,086,620   Pfizer, Inc. ...............................     31,457,650
          426,875   Pharmion Corp.* ............................     19,614,906
          395,684   Roche Holding A.G.** .......................     40,311,060
          567,300   Sankyo Company, Ltd.** .....................     11,753,084
          391,355   Sanofi-Aventis#,** .........................     28,525,355
          914,695   Schering-Plough Corp. ......................     16,565,126
          120,940   Sepracor, Inc.*,# ..........................      5,554,774
          263,200   Takeda Pharmaceutical Company, Ltd.** ......     12,690,310
          540,695   Valeant Pharmaceuticals International# .....     12,976,680
          479,335   Wyeth ......................................     19,005,633
                                                                    383,312,869

Medical - Generic Drugs - 2.7%
          370,145   Barr Pharmaceuticals, Inc.*,# ..............     13,935,959
          283,175   Eon Labs, Inc.* ............................      6,968,937
          435,505   Teva Pharmaceutical Industries, Ltd. (ADR)#      11,323,130
                                                                     32,228,026

Medical - HMO - 9.9%
          410,715   Aetna, Inc. ................................     39,017,925
          156,835   Anthem, Inc.*,# ............................     12,609,534
          196,330   Conventry Health Care, Inc.* ...............      8,029,897
          547,395   PacifiCare Health Systems, Inc.*,# .........     19,498,210
          522,375   UnitedHealth Group, Inc. ...................     37,819,950
                                                                    116,975,516

Medical - Hospitals - 0.7%
          241,385   HCA, Inc. ..................................      8,866,071

Medical Instruments - 6.4%
          731,640   Boston Scientific Corp.* ...................     25,826,891
          370,425   Guidant Corp. ..............................     24,677,714
          329,675   St. Jude Medical, Inc.* ....................     25,243,215
                                                                     75,747,820

Medical Products - 5.9%
          254,745   INAMED Corp.* ..............................     13,539,697
          223,350   Johnson & Johnson ..........................     13,039,173
        1,416,780   Smith & Nephew PLC** .......................     12,006,389
          118,861   Synthes, Inc. ..............................     12,623,633
          246,165   Zimmer Holdings, Inc.* .....................     19,099,941
                                                                     70,308,833

Optical Supplies - 1.4%
          237,945   Alcon, Inc. (New York Shares)** ............     16,941,684

Pharmacy Services - 3.7%
          500,035   Accredo Health, Inc.* ......................     11,515,806
        1,086,530   Caremark Rx, Inc.* .........................     32,563,304
                                                                     44,079,110

Therapeutics - 13.0%
          614,965   Amylin Pharmaceuticals, Inc.*,# ............     13,098,755
          695,075   Cypress Bioscience, Inc.*,# ................      7,305,238
          380,317   DOV Pharmaceutical, Inc.*,# ................      6,267,624
        1,031,170   Gilead Sciences, Inc.* .....................     35,709,417
          157,740   ImClone Systems, Inc.* .....................      6,909,012
          290,160   Medicines Co.*,# ...........................      7,729,862
        1,107,810   MGI Pharma, Inc.* ..........................     29,545,293
          834,605   Nabi Biopharmaceuticals* ...................     11,559,279
          309,040   Neurocrine Biosciences, Inc.* ..............     14,385,812
          412,125   Onyx Pharmaceuticals, Inc.*,# ..............     11,564,228
          564,545   QLT, Inc. (New York Shares)*,# .............      9,399,674
                                                                    153,474,194
--------------------------------------------------------------------------------
Total Common Stock (cost $951,893,069) .........................  1,185,120,710
--------------------------------------------------------------------------------
Other Securities - 11.2%
      131,974,569   State Street Navigator Securities Lending
                     Prime Portfolio+ (cost $131,974,569) ......    131,974,569
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 0.2%
                    Federal Home Loan Bank System
       $1,800,000    1.69%, 11/1/04 (amortized cost $1,800,000)       1,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,085,667,638) - 111.4% .........  1,318,895,279
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets-(11.4)% .   (135,399,663)
--------------------------------------------------------------------------------
Net Assets - 100% .............................................. $1,183,495,616
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


                         Janus International & Global Funds  October 31, 2004  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Global Life Sciences Fund

Schedule of Investments
As of October 31, 2004

Summary of Investments by Country
                                                                 % of Investment
Country                                           Market Value        Securities
================================================================================
Bermuda                                         $   25,026,844              1.9%
Canada                                               9,399,674              0.7%
France                                              28,525,355              2.2%
Germany                                             26,332,095              2.0%
Ireland                                             28,552,215              2.2%
Israel                                              11,323,130              0.9%
Japan                                               42,564,422              3.2%
Switzerland                                         84,573,010              6.4%
United Kingdom                                      12,006,389              0.9%
United States++                                  1,050,592,145             79.6%
--------------------------------------------------------------------------------
Total                                           $1,318,895,279            100.0%

++Includes Short-Term Securities and Other Securities (69.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                   Currency         Currency       Unrealized
Settlement Date                   Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/19/04               750,000       $ 1,371,927       $ (37,269)
Euro 4/15/05                       6,100,000         7,761,830        (249,070)
Japanese Yen 4/15/05             440,000,000         4,188,622        (160,425)
Swiss Franc 4/15/05               10,400,000         8,719,731        (429,477)
--------------------------------------------------------------------------------
Total                                              $22,042,110       $(876,241)

See Notes to Schedules of Investments and Financial Statements.


10  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Global Opportunities Fund (unaudited)

================================================================================
Fund Strategy

This nondiversified fund looks for companies anywhere in the world selling at a discount to what we believe is their true value.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Jason Yee
                                                               portfolio manager

Performance Overview

For the 12 months ended October 31, 2004, Janus Global Opportunities Fund appreciated 11.18%, compared to the 13.25% appreciation of its benchmark, the Morgan Stanley Capital International World Index(SM).

Portfolio Composition

As of October 31, 2004, the majority of the Fund's total net assets were invested in foreign companies, representing 55.1% of total net assets, while 32.0% of the Fund's total net assets were invested in domestic companies. Only 1.08% of the Fund's overseas allocation was invested in emerging markets. Meanwhile, its cash position was 12.9%, a reflection of the relative scarcity of opportunities that meet my investment criteria. The Fund's top 10 equity holdings as of October 31, 2004, accounted for 41.4% of total net assets.

Contributing to Performance Were Select Industrial Conglomerates, Banks and Chemical Manufacturers

Strong performance by Tyco International, Tenma and Syngenta offset losses in First Health, Interpublic Group and Synopsys during the period. Industrial conglomerate Tyco continued to execute on its restructuring program successfully, putting its balance sheet and accounting issues behind and focusing on improving the returns in each of its business segments. Tenma, a Japanese consumer products manufacturer, traded higher from its unsustainably low valuation in anticipation of an economic recovery and potential share repurchases using its large cash pile. Switzerland-based Syngenta, a developer of chemicals used in agriculture, benefited from higher agricultural commodity prices and excellent cost control to post strong earnings and cash flow.

Healthcare, Advertising and Software Companies Were Among the Fund's Weaker Performers

After a series of disappointing results from its core PPO health network, First Health was finally acquired by Coventry Health Care, unfortunately at a slight discount to our average cost basis. Advertising company, Interpublic Group, was hurt by slow progress on the restructuring front and continued weakness in the overall advertising environment. Finally, Synopsys, a company that provides electronic design automation software that is used to design semiconductors, was our biggest setback. Synopsys reported disappointing earnings and a cautious outlook with the weakening prospects of its semiconductor customers.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                       October 31, 2004        October 31, 2003

FKI PLC                                            5.4%                    6.9%
Tyco International, Ltd.
 (New York Shares)                                 5.1%                    5.0%
Nipponkoa Insurance Company, Ltd.                  4.8%                    5.8%
British Sky Broadcasting Group PLC                 4.1%                     --
Walt Disney Co.                                    3.9%                    5.1%
JPMorgan Chase & Co.                               3.9%                     --
Smiths Group PLC                                   3.8%                    2.7%
IAC/InterActiveCorp                                3.7%                     --
Nippon Broadcasting System, Inc.                   3.7%                    5.9%
Berkshire Hathaway, Inc. - Class B                 3.0%                    4.1%

Investment Strategy and Outlook

Fund performance over the past year has been reasonable, meeting my minimum goals from an absolute return point of view and in line relative to the Fund's benchmark index. However, with an investment time horizon of 2-3 years, it is possible that many of the attractive investments I have made recently have not yet contributed meaningfully to performance. While I, of course, hope that the Fund will perform well in any given period, my investment decisions are driven by the desire to compound our investments at attractive rates over longer periods of time. Tolerating small, short-term pain for much bigger potential long-term gain is fundamental to the contrarian nature of my investing style. Often times this longer time horizon can be quite a competitive advantage, as I am willing to look beyond the shorter-term issues upon which the market may be myopically focused.

Along those lines, I have added a number of new positions to the Fund, including British Sky Broadcasting PLC, JPMorgan Chase and InteractiveCorp. I believe these companies represent some of the most attractive risk/rewards that we are currently finding


                        Janus International & Global Funds  October 31, 2004  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Global Opportunities Fund (unaudited)

across the global investment landscape. I am delighted to have the opportunity to invest in these world-class businesses and management teams at such attractive prices.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                                              Morgan Stanley
                                      Janus Global         Capital International
                                   Opportunities Fund         World Index(SM)
                                   ------------------      ---------------------
         Diversified Operations          8.9%                       3.8%
Property and Casualty Insurance          7.1%                       0.7%
                     Multimedia          6.3%                       1.6%
            Medical - Hospitals          5.4%                       0.1%
    Miscellaneous Manufacturing          5.4%                       0.0%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

 United States                         32.0%
United Kingdom                         16.2%
         Japan                         16.0%
   Netherlands                          6.8%
       Bermuda                          5.1%

British Sky Broadcasting Group PLC, commonly known as BSkyB, is the dominant pay television broadcaster in the United Kingdom. BSkyB fell sharply in recent months on concerns of slowing subscriber growth, increased capital expenditures, ramping subscriber acquisition costs, and a potentially more competitive broadcasting landscape. In taking the longer view, I believe that BSkyB is making the right strategic moves by reinvesting in its business to further enhance its outstanding competitive position. Although this may add up to decreased profitability in the short term, I believe these necessary investments should result in increased market penetration, higher subscriber growth and excellent profit margins in the coming years. I have used the market's volatility to increase the Fund's exposure substantially.

During the past months I also purchased a substantial position in JPMorgan Chase, the well-known U.S. banking firm. Despite the financial sector being schizophrenically caught between worries of rising interest rates and a slowing economy, I believe the company is well-positioned to take advantage of cost synergies and scale benefits arising from its recently completed acquisition of Bank One. I am also rather excited about the company's new management team, which includes former Citigroup executive, Jamie Dimon. Mr. Dimon brings particular expertise in the area of risk management, a disciplined approach to capital allocation and detailed attention to expense control, which I believe should continue to drive earnings and shareholder returns over the next several years.

Finally, I have invested in InteractiveCorp, a diversified group of online enterprises run by Barry Diller. Major brands and businesses within this group include Expedia, HSN Home Shopping Network, Ticketmaster, CitySearch, and Match.com. Very rarely do we get a chance to participate in what I feel is a superb collection of high-growth businesses at such a compelling valuation. Not only does this Internet company generate significant profits and cash flow, but it also has a strong balance sheet, which should allow for substantial reinvestment opportunities or a return of capital to shareholders. The stock has been under pressure over concerns of declining profit margins in InteractiveCorp's travel business, which I believe have already been more than discounted in the price. Moreover, I think the market is unduly pessimistic over the long-term profitability and growth in the online travel business. I have used the recent weakness in the stock to establish a position in this company and think that InteractiveCorp is one of the most attractive risk/rewards in the portfolio today.

Looking forward, I am cautiously optimistic about the environment for equities. While we are seeing slight signs of economic recovery around the globe, I believe valuations remain fair rather than overwhelmingly attractive. As such, I continue to wait patiently for compelling investment opportunities to reach my buy prices, much like the above examples of BSkyB, JPMorgan Chase, and InteractiveCorp. The lack of overall market volatility always makes for a difficult environment for stock-pickers such as ourselves, but history teaches us that this should provide us with opportunities in the future.

In closing, I would like to thank you for your confidence and support. It is my unwavering belief that a solid investment process will lead to solid investment results over time. To that end, I believe that this has been reflected in the long-term results for shareholders since the Fund's inception just over three years ago. I look forward to more rewarding years in the future, and you can be assured that all of us here at Janus are steadfastly committed to delivering superior investment performance for our shareholders.

Thank you for your continued investment.


12  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Performance
================================================================================

                         Initial investment of $10,000

 [The following table was depicted as a mountain chart in the printed material.]

                                                               Morgan Stanley
                                    Janus Global           Capital International
                                Opportunities Fund            World Index(SM)
                                ------------------         ---------------------
6/29/2001*                           $10,000                       $10,000
6/30/2001                            $10,000                       $10,000
7/31/2001                            $ 9,930                       $ 9,866
8/31/2001                            $ 9,850                       $ 9,391
9/30/2001                            $ 9,130                       $ 8,563
10/31/2001                           $ 9,690                       $ 8,726
11/30/2001                           $10,430                       $ 9,241
12/31/2001                           $10,729                       $ 9,298
1/31/2002                            $10,669                       $ 9,015
2/28/2002                            $10,839                       $ 8,936
3/31/2002                            $11,621                       $ 9,348
4/30/2002                            $11,722                       $ 9,013
05/31/2002                           $11,772                       $ 9,028
06/30/2002                           $11,060                       $ 8,478
07/31/2002                           $ 9,837                       $ 7,763
08/31/2002                           $ 9,796                       $ 7,776
09/30/2002                           $ 8,703                       $ 6,920
10/31/2002                           $ 8,663                       $ 7,430
11/30/2002                           $ 9,486                       $ 7,829
12/31/2002                           $ 9,021                       $ 7,449
01/31/2003                           $ 8,578                       $ 7,222
02/28/2003                           $ 8,025                       $ 7,096
03/31/2003                           $ 7,934                       $ 7,072
04/30/2003                           $ 8,891                       $ 7,699
05/31/2003                           $ 9,686                       $ 8,137
06/30/2003                           $ 9,696                       $ 8,277
07/31/2003                           $10,220                       $ 8,444
08/31/2003                           $10,904                       $ 8,626
09/30/2003                           $10,955                       $ 8,678
10/31/2003                           $11,740                       $ 9,192
11/30/2003                           $12,022                       $ 9,331
12/31/2003                           $12,487                       $ 9,915
1/31/2004                            $12,789                       $10,074
2/29/2004                            $13,143                       $10,243
3/31/2004                            $13,133                       $10,175
4/30/2004                            $13,082                       $ 9,967
5/31/2004                            $13,001                       $10,057
6/30/2004                            $13,597                       $10,264
7/31/2004                            $13,112                       $ 9,929
8/31/2004                            $12,739                       $ 9,972
9/30/2004                            $12,820                       $10,161
10/31/2004                           $13,052                       $10,410

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                                       One            Since
                                                       Year         Inception*
Janus Global
Opportunities Fund                                   11.18%             8.30%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World Index(SM)                        13.25%             1.21%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Global Funds                      170/313            20/237
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date - June 29, 2001

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                  Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example                          (5/1/04)                  (10/31/04)               (5/1/04-10/31/04)*
------------------------------------------------------------------------------------------------------------------
Actual                                  $1,000.00                   $  996.90                     $5.57
------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)             $1,000.00                   $1,019.56                     $5.63
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                       Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Global Opportunities Fund                         1.09%
--------------------------------------------------------------------------------
Global Funds Average                                    1.78%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Effective December 5, 2003, Janus Global Value Fund changed its name to Janus Global Opportunities Fund.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

A 2% redemption fee may be imposed on shares held for 3 months or less.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


                        Janus International & Global Funds  October 31, 2004  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Global Opportunities Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 86.1%
Advertising Agencies - 2.8%
         477,665   Interpublic Group of Companies, Inc.* ......... $  5,856,173

Beverages - Wine and Spirits - 1.5%
         231,087   Diageo PLC** ..................................    3,084,632

Brewery - 1.5%
          96,763   Heineken N.V. .................................    3,032,882

Broadcast Services and Programming - 2.7%
          40,570   Grupo Televisa S.A. (ADR) .....................    2,231,350
         372,475   Liberty Media Corp. - Class A* ................    3,322,477
                                                                      5,553,827

Cable Television - 0.4%
          22,348   Liberty Media International, Inc. - Class A* ..      805,645

Chemicals - Specialty - 1.0%
          22,672   Syngenta A.G. .................................    2,155,015

Diversified Operations - 8.9%
         573,028   Smiths Group PLC** ............................    7,827,476
         342,185   Tyco International, Ltd. (New York Shares) ....   10,659,063
                                                                     18,486,539

E-Commerce/Services - 3.7%
         359,565   IAC/InterActiveCorp*,# ........................    7,773,795

Electronic Components - Miscellaneous - 2.0%
         172,336   Koninklijke (Royal) Philips Electronics N.V. ..    4,066,544

Electronic Design Automation - 2.4%
          98,860   Cadence Design Systems, Inc.* .................    1,229,818
         237,850   Synopsys, Inc.*,# .............................    3,862,684
                                                                      5,092,502

Finance - Investment Bankers/Brokers - 3.9%
         209,765   JPMorgan Chase & Co. ..........................    8,096,929

Finance - Mortgage Loan Banker - 1.8%
          55,010   Freddie Mac ...................................    3,663,666

Food - Diversified - 1.5%
          13,644   Nestle S.A. ...................................    3,216,666

Home Decoration Products - 1.9%
          84,304   Hunter Douglas N.V. ...........................    3,978,576

Machinery - Pumps - 2.5%
         129,772   Pfeiffer Vacuum Technology A.G. ...............    5,100,879

Medical - Drugs - 3.8%
         144,787   GlaxoSmithKline PLC** .........................    3,042,925
          99,100   Takeda Pharmaceutical Company, Ltd.** .........    4,778,152
                                                                      7,821,077

Medical - Hospitals - 5.4%
         304,255   Health Management Associates, Inc. - Class A ..    6,285,908
         462,080   Tenet Healthcare Corp.* .......................    4,953,498
                                                                     11,239,406

Miscellaneous Manufacturing - 5.4%
       5,074,581   FKI PLC** .....................................   11,111,337

Multimedia - 6.3%
         184,494   Vivendi Universal S.A.* .......................    5,024,634
         322,980   Walt Disney Co. ...............................    8,145,556
                                                                     13,170,190

Property and Casualty Insurance - 7.1%
             358   Millea Holdings, Inc.** .......................    4,719,842
       1,732,000   Nipponkoa Insurance Company, Ltd.** ...........    9,933,026
                                                                     14,652,868

Publishing - Books - 1.5%
         239,010   Reed Elsevier N.V. ............................    3,131,546

Publishing - Newspapers - 1.4%
         988,117   Independent News & Media PLC ..................    2,865,819

Radio - 3.7%
         169,000   Nippon Broadcasting System, Inc.** ............    7,591,393

Reinsurance - 3.0%
           2,259   Berkshire Hathaway, Inc. - Class B* ...........    6,334,236

Rubber/Plastic Products - 3.0%
         381,000   Tenma Corp.** .................................    6,178,378

Television - 4.1%
         909,722   British Sky Broadcasting Group PLC** ..........    8,476,136

Toys - 2.9%
         342,200   Mattel, Inc. ..................................    5,991,922
--------------------------------------------------------------------------------
Total Common Stock (cost $145,982,510) ...........................  178,528,578
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
Soap and Cleaning Preparations - 1.0%
          27,519   Henkel KGaA (cost $1,807,379) .................    2,060,083
--------------------------------------------------------------------------------
Other Securities - 1.7%
       3,460,820   State Street Navigator Securities Lending
                    Prime Portfolio+ (cost $3,460,820) ...........    3,460,820
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 10.9%
                   Federal Home Loan Bank System
     $22,700,000    1.69%, 11/1/04 (amortized cost $22,700,000) ..   22,700,000
--------------------------------------------------------------------------------
Time Deposit - 1.6%
                   SunTrust Banks, Inc., ETD
       3,400,000    1.78125%, 11/1/04 (cost $3,400,000) ..........    3,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $177,350,709) - 101.3% .............  210,149,481
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.3)% ..   (2,735,978)
--------------------------------------------------------------------------------
Net Assets - 100% ................................................ $207,413,503
--------------------------------------------------------------------------------

Summary of Investments by Country
                                                               % of Investment
Country                                     Market Value            Securities
--------------------------------------------------------------------------------
Bermuda                                     $ 10,659,063                  5.1%
France                                         5,024,634                  2.4%
Germany                                        7,160,962                  3.4%
Ireland                                        2,865,819                  1.4%
Japan                                         33,200,791                 15.8%
Mexico                                         2,231,350                  1.1%
Netherlands                                   14,209,548                  6.7%
Switzerland                                    5,371,681                  2.6%
United Kingdom                                33,542,506                 15.9%
United States++                               95,883,127                 45.6%
--------------------------------------------------------------------------------
Total                                       $210,149,481                100.0%

++Includes Short-Term Securities and Other Securities (31.6% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                Currency          Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/19/04          4,450,000        $ 8,140,100          $ (79,455)
British Pound 4/15/05           2,000,000          3,620,862            (97,862)
Japanese Yen 4/15/05        1,450,000,000         13,803,415           (528,674)
--------------------------------------------------------------------------------
Total                                            $25,564,377          $(705,991)

See Notes to Schedules of Investments and Financial Statements.


14  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Global Technology Fund (unaudited)

================================================================================
Fund Strategy

This nondiversified fund invests globally in a broad range of companies that are creating or benefiting from the latest advancements in technology.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Mike Lu
                                                               portfolio manager

Performance Overview

For the 12 months ended October 31, 2004, equity markets logged positive results, fueled by a strengthening economy and rising corporate profits. Janus Global Technology Fund lost ground in this environment, returning (7.09)% for the period. This performance trailed that of the Fund's benchmark, the S&P 500(R) Index, which gained 9.42%. Meanwhile, the Morgan Stanley Capital International World Information Technology Index - which provides perhaps a more accurate basis of comparison given the Fund's investment style - lost 2.17%.

The Fund's underperformance can be attributed primarily to its significant overweighting versus the benchmark in semiconductor and semiconductor equipment stocks, which suffered double-digit declines during the period as worries over a semiconductor down cycle pressured shares. Our fundamental, demand-driven checks indicated that while there were sub-segments where inventory levels were seasonally higher than normal, there weren't across-the-board excesses that would lead to a full-scale downturn. Nevertheless, fear gripped the market, resulting in wildly volatile swings in share prices. In addition, the Fund was hurt by the performance of select holdings within the equipment and internet commerce arena.

Strategy in this Environment

Despite the ongoing volatility in technology stocks, we continue to engage in fundamental research-focusing individually on companies that are developing sustainable franchises. Our emphasis remains on those firms profiting from strong end-use demand, product innovation and robust replacement cycles. Our approach is to invest for the long-haul rather than rapid-fire short-term trading, resulting in a much-lower-than peer-group portfolio turnover ratio. Finding opportunities where expectations are out of step with fundamentals-which we believe is currently the case with semiconductor shares-also will guide our investment decisions. We believe our in-person, end-demand-driven research will help us capitalize on such "expectation gaps" for the benefit of our investors.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                          October 31, 2004      October 31, 2003

Nokia Oyj (ADR)                                       3.8%                  3.9%
Electronic Arts, Inc.                                 3.7%                  4.8%
Yahoo!, Inc.                                          3.6%                  1.8%
Texas Instruments, Inc.                               3.5%                  3.0%
Hon Hai Precision Industry
 Company, Ltd.                                        2.8%                  2.4%
Dell, Inc.                                            2.7%                  2.3%
Microsoft Corp.                                       2.7%                  2.2%
Samsung Electronics
 Company, Ltd.                                        2.4%                  2.1%
Marvell Technology Group, Ltd.                        2.4%                  2.0%
Atos Origin S.A.                                      2.3%                  2.3%

Portfolio Composition

The Fund was 96.1% invested in equities as of October 31, 2004, and held only a 2.7% position in cash, a direct result of the many compelling opportunities we are uncovering in the market. Foreign holdings comprised 43.8% of total net assets, and our top 10 equity holdings accounted for 29.9% of the Fund as of October 31, 2004.

Strong Performers Included Software and Consumer Durable Stocks

Yahoo! and eBay, two leading consumer-oriented portal stocks, had the greatest positive contribution to the Fund during the period. These multi-year holdings posted much better-than-anticipated results throughout the year, as online advertising reached an inflection point and online auction volumes continued to accelerate. Both of these trends signal the


                        Janus International & Global Funds  October 31, 2004  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Global Technology Fund (unaudited)

"mainstreaming" of online media and commerce in our daily lives. Significant product extension and geographic expansion opportunities exist for both firms, and we remain positive in the ability of both managements to continue to pursue future growth opportunities.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                                 Janus Global       S&P 500(R)
                                                Technology Fund       Index
                                                ---------------     ----------
      Electronic Components - Semiconductors         12.6%             2.3%
                          Wireless Equipment          6.8%             1.0%
       Electronic Components - Miscellaneous          6.7%             0.1%
Semiconductor Components/Integrated Circuits          6.4%             0.4%
      Web Portals/Internet Service Providers          5.3%             0.5%

Antivirus and security software leader Symantec was another positive contributor to the Fund. The company's share price was hit earlier in the period because of ongoing worries over Microsoft's entry into the security space as well as Symantec's ability to roll out an integrated security suite for large enterprises. Our research showed, however, that Symantec's corporate offerings were well-received by the target customer base and that the concerns were overblown. Moreover, we are pleased to see that Symantec has successfully leveraged its marketing prowess to continue to grow its market share-in both enterprise and consumer segments.

Technology Hardware and Equipment and Retail Stocks were Among the Fund's Weaker Performers

UTStarcom, a winner for us early in the year, ultimately ended the period down and was among the Fund's biggest detractors. With the majority of the company's revenues dependent on China-based demand for its telecommunications gear, the stock dropped on fears of an economic hard landing in China resulting from its government's decision to tighten the money supply to avert speculative excess. We are closely tracking developments in China and believe the market is too pessimistic. We also believe that, given the importance the government places on telecommunications diffusion within its borders, UTStarcom will continue to see demand from China. In addition, we think that strong feedback from UTStarcom's customers as well as its robust product portfolio in Internet protocol ("IP")-centric broadband equipment are positives that are being overlooked by the market.

Amazon.com proved to be our worst performer for the period after ranking as one of the best performers the previous year. Key to the online retailer's past success has been its ability to attract more active customers and persuade them to buy a wider variety of products. Today Amazon.com boasts about 41 million regular shoppers-a figure that has been growing by roughly two million a quarter. Despite this winning strategy, the company recently announced that earnings for the upcoming quarters will likely be lower than anticipated due to costs associated with opening a new distribution center in Europe and adding additional Research and Development resources. While we applaud the company for laying the groundwork for long-term growth, we are also cognizant of the near-term disconnect between investor expectations and earnings performance, and hence have scaled back our position.

Investment Strategy and Outlook

Although the economy continues to signal improvement and stocks have regained some traction, uncertainties still abound, including the strength of the upcoming holiday season and 2005 technology budgets. Adding to these uncertainties is the lack of strong secular drivers for information technology spending. Therefore, we believe it's essential to continue to hone our process of carefully examining individual companies and their demand-supply ecosystems in order to successfully navigate the choppy waters. By identifying sub-segments and businesses exposed to real end-demand growth and finding good buying opportunities, we look forward to managing the Fund for solid future returns.

Thank you for your investment in Janus Global Technology Fund.


16  Janus International & Global  Funds October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Performance
================================================================================

                         Initial investment of $10,000

 [The following table was depicted as a mountain chart in the printed material.]

                                            Janus Global              S&P 500(R)
                                          Technology Fund               Index
                                          ---------------             ----------
12/31/1998*                                   $10,000                   $10,000
1/31/1999                                     $11,510                   $10,418
2/28/1999                                     $10,960                   $10,094
3/31/1999                                     $12,990                   $10,498
4/30/1999                                     $13,770                   $10,905
5/31/1999                                     $13,840                   $10,647
6/30/1999                                     $15,770                   $11,238
7/31/1999                                     $15,730                   $10,887
8/31/1999                                     $16,810                   $10,833
9/30/1999                                     $17,910                   $10,536
10/31/1999                                    $20,940                   $11,203
11/30/1999                                    $24,600                   $11,431
12/31/1999                                    $31,155                   $12,104
1/31/2000                                     $31,780                   $11,496
2/29/2000                                     $39,284                   $11,278
3/31/2000                                     $37,148                   $12,382
4/30/2000                                     $32,616                   $12,009
5/31/2000                                     $29,604                   $11,763
6/30/2000                                     $33,059                   $12,053
7/31/2000                                     $31,709                   $11,864
8/31/2000                                     $35,235                   $12,601
9/30/2000                                     $30,944                   $11,936
10/31/2000                                    $27,640                   $11,886
11/30/2000                                    $21,022                   $10,949
12/31/2000                                    $20,665                   $11,002
1/31/2001                                     $22,781                   $11,392
2/8/2001                                      $16,639                   $10,354
3/31/2001                                     $14,370                   $ 9,698
4/30/2001                                     $16,649                   $10,451
5/31/2001                                     $15,852                   $10,521
6/30/2001                                     $14,881                   $10,265
7/31/2001                                     $13,429                   $10,164
8/31/2001                                     $11,855                   $ 9,528
9/30/2001                                     $ 9,495                   $ 8,759
10/31/2001                                    $11,069                   $ 8,926
11/30/2001                                    $12,275                   $ 9,610
12/31/2001                                    $12,407                   $ 9,694
1/31/2002                                     $11,947                   $ 9,553
2/28/2002                                     $10,731                   $ 9,369
3/31/2002                                     $11,600                   $ 9,721
4/30/2002                                     $10,190                   $ 9,132
5/31/2002                                     $ 9,627                   $ 9,064
6/30/2002                                     $ 8,738                   $ 8,419
7/31/2002                                     $ 7,849                   $ 7,763
8/31/2002                                     $ 7,839                   $ 7,813
9/30/2002                                     $ 7,021                   $ 6,964
10/31/2002                                    $ 7,563                   $ 7,577
11/30/2002                                    $ 8,381                   $ 8,023
12/31/2002                                    $ 7,328                   $ 7,552
1/31/2003                                     $ 7,185                   $ 7,354
2/28/2003                                     $ 7,154                   $ 7,244
3/31/2003                                     $ 7,185                   $ 7,314
4/30/2003                                     $ 7,808                   $ 7,917
5/31/2003                                     $ 8,554                   $ 8,334
6/30/2003                                     $ 8,677                   $ 8,440
7/31/2003                                     $ 9,116                   $ 8,589
8/31/2003                                     $ 9,852                   $ 8,756
9/30/2003                                     $ 9,679                   $ 8,663
10/31/2003                                    $10,670                   $ 9,153
11/30/2003                                    $10,660                   $ 9,234
12/31/2003                                    $10,782                   $ 9,718
1/31/2004                                     $11,263                   $ 9,897
2/29/2004                                     $11,089                   $10,034
3/31/2004                                     $11,017                   $ 9,883
4/30/2004                                     $10,282                   $ 9,728
5/31/2004                                     $10,568                   $ 9,861
6/30/2004                                     $10,711                   $10,053
7/31/2004                                     $ 9,433                   $ 9,720
8/31/2004                                     $ 9,086                   $ 9,759
9/30/2004                                     $ 9,484                   $ 9,865
10/31/2004                                    $ 9,914                   $10,016

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                                 One        Five        Since
                                                Year        Year      Inception*
--------------------------------------------------------------------------------
Janus Global Technology Fund                   (7.09)%    (13.89)%      (0.15)%
--------------------------------------------------------------------------------
S&P 500(R) Index                                9.42%      (2.22)%       0.03%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
World Information Technology Index             (2.17)%    (13.01)%      (5.72)%
--------------------------------------------------------------------------------
Lipper Ranking - based on total returns
for Science and Technology Funds              243/314      75/123        18/84
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date - December 31, 1998

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example                         (5/1/04)                  (10/31/04)             (5/1/04-10/31/04)*
----------------------------------------------------------------------------------------------------------------
Actual                                 $1,000.00                    $964.20                    $5.38
----------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)            $1,000.00                  $1,019.66                    $5.53
----------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                        Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Global Technology Fund                           1.07%
--------------------------------------------------------------------------------
Science & Technology Funds Average                     2.08%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

A 2% redemption fee may be imposed on shares held for 3 months or less.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


                        Janus International & Global Funds  October 31, 2004  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Global Technology Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 95.5%
Applications Software - 3.3%
        190,301   Infosys Technologies, Ltd. ................... $    7,997,131
      1,186,545   Microsoft Corp. ..............................     33,211,394
                                                                     41,208,525

Audio and Video Products - 1.6%
        899,088   Thomson**,# ..................................     20,289,034

Automotive - Cars and Light Trucks - 1.8%
      1,959,000   Nissan Motor Company, Ltd.** .................     22,045,437

Automotive - Truck Parts and Equipment - Original - 0.6%
        172,945   Autoliv, Inc. (SDR)# .........................      7,318,339

Cable Television - 0.7%
        288,010   EchoStar Communications Corp. - Class A* .....      9,106,876

Commercial Services - Finance - 0.5%
        183,465   Paychex, Inc. ................................      6,016,551

Computer Aided Design - 1.2%
        292,493   Dassault Systems S.A.** ......................     14,800,821

Computer Services - 3.5%
        467,155   Atos Origin S.A*,** ..........................     29,124,015
      4,670,615   LogicaCMG PLC** ..............................     15,104,871
                                                                     44,228,886

Computers - 5.0%
        965,725   Dell, Inc.* ..................................     33,858,318
        319,490   IBM Corp. ....................................     28,674,228
                                                                     62,532,546

Computers - Memory Devices - 2.2%
      1,469,785   EMC Corp* ....................................     18,916,133
        193,590   SanDisk Corp*,# ..............................      4,040,223
        174,790   Storage Technology Corp* .....................      4,722,826
                                                                     27,679,182

Computers - Peripheral Equipment - 1.6%
         82,160   InFocus Corp*,# ..............................        529,110
        377,498   Logitech International S.A* ..................     19,527,655
                                                                     20,056,765

Consulting Services - 0.2%
        129,215   Accenture, Ltd. - Class A (New York Shares)* .      3,128,295

E-Commerce/Products - 2.3%
        842,195   Amazon.com, Inc.* ............................     28,744,115

E-Commerce/Services - 1.9%
        249,765   eBay, Inc* ...................................     24,379,562

Electric Products - Miscellaneous - 4.4%
      2,946,500   Johnson Electric Holdings, Ltd. ..............      2,933,856
        283,640   LG Electronics, Inc** ........................     16,012,548
         77,920   Samsung Electronics Company, Ltd** ...........     30,590,300
      1,328,000   Toshiba Corp** ...............................      5,340,013
                                                                     54,876,717

Electronic Components - Miscellaneous - 6.7%
      7,299,080   Chi Mei Optoelectronics Corp. ................      7,647,592
      9,664,419   Hon Hai Precision Industry Company, Ltd. .....     35,585,197
        121,770   KH Vatec Company, Ltd.** .....................      3,252,276
        798,413   Koninklijke (Royal) Philips Electronics N.V.**     18,839,834
        604,900   LG.Philips LCD Co. (ADR)*,**,# ...............      8,196,395
        120,240   Samsung SDI Company, Ltd.** ..................     10,847,914
                                                                     84,369,208

Electronic Components - Semiconductors - 12.6%
        882,860   Advanced Micro Devices, Inc.*,# ..............     14,849,705
      8,596,394   ARM Holdings PLC**,# .........................     15,318,074
        865,110   ATI Technologies, Inc. (New York Shares)*,# ..     15,615,235
        517,055   Broadcom Corp. - Class A* ....................     13,986,338
        240,840   International Rectifier Corp.*,# .............      9,573,390
        137,255   Microchip Technology, Inc. ...................      4,151,964
        816,205   Micron Technology, Inc.* .....................      9,941,377
        262,085   STMicroelectronics N.V.**,# ..................      4,817,432
        492,105   STMicroelectronics N.V. (New York Shares)**,#       9,108,864
      1,784,120   Texas Instruments, Inc. ......................     43,621,733
        110,868   Volterra Semiconductor Corp.*,# ..............      1,884,756
        509,840   Xilinx, Inc.# ................................     15,601,104
                                                                    158,469,972

Electronic Design Automation - 0.8%
        524,000   Cadence Design Systems, Inc.*,# ..............      6,518,560
        196,125   Synopsys, Inc.* ..............................      3,185,070
                                                                      9,703,630

Electronic Measuring Instruments - 1.7%
        265,200   Advantest Corp.** ............................     18,505,810
         14,100   Keyence Corp.** ..............................      3,170,807
                                                                     21,676,617

Enterprise Software/Services - 1.7%
      1,116,985   Oracle Corp.* ................................     14,141,030
         46,053   SAP A.G.** ...................................      7,808,968
                                                                     21,949,998

Entertainment Software - 3.7%
      1,031,785   Electronic Arts, Inc.* .......................     46,347,782

Internet Connectivity Services - 0.7%
        317,815   NDS Group PLC (ADR)*,** ......................      8,317,219

Internet Security - 1.8%
        502,125   Check Point Software Technologies, Ltd.
                  (New York Shares)* ...........................     11,358,570
        198,950   Symantec Corp.* ..............................     11,328,213
                                                                     22,686,783

Medical Instruments - 1.5%
         37,060   Boston Scientific Corp.* .....................      1,308,218
         67,950   Guidant Corp. ................................      4,526,829
        248,445   Medtronic, Inc. ..............................     12,698,024
                                                                     18,533,071

Miscellaneous Manufacturing - 0.4%
        242,209   Applied Films Corp.*,# .......................      5,616,827

Networking Products - 2.1%
      1,366,774   Cisco Systems, Inc.* .........................     26,255,729

Retail - Consumer Electronics - 0.6%
        120,980   Best Buy Company, Inc. .......................      7,164,436

Semiconductor Components/Integrated Circuits - 6.4%
         70,225   Analog Devices, Inc. .........................      2,827,259
      1,049,495   Marvell Technology Group, Ltd.* ..............     29,984,072
        509,760   Maxim Integrated Products, Inc. ..............     22,424,342
        147,700   NEC Electronics Corp.** ......................      7,204,878
        297,370   PowerDsine, Ltd. (New York Shares)*,#,(pound)       3,827,152
      3,136,100   Siliconware Precision Industries Co. .........      2,375,193
      9,375,406   Taiwan Semiconductor Manufacturing
                   Company, Ltd. ................................    12,292,854
                                                                     80,935,750

See Notes to Schedules of Investments and Financial Statements.


18  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Semiconductor Equipment - 4.6%
        983,090   Applied Materials, Inc.* ..................... $   15,827,749
        444,795   KLA-Tencor Corp.* ............................     20,251,517
        749,295   Teradyne, Inc.*,# ............................     12,408,325
        181,700   Tokyo Electron, Ltd.** .......................      9,838,732
                                                                     58,326,323

Telecommunication Equipment - 4.0%
      1,238,065   Alcatel S.A. (ADR)*,**,# .....................     18,088,130
        230,145   Harris Corp. .................................     14,160,822
      1,014,895   UTStarcom, Inc.*,# ...........................     17,375,002
                                                                     49,623,954

Telecommunication Equipment - Fiber Optics - 2.0%
      2,228,250   Corning, Inc.* ...............................     25,513,463

Telecommunication Services - 0.7%
        353,565   Amdocs, Ltd. (New York Shares)*,** ...........      8,892,160

Television - 1.2%
      1,562,734   British Sky Broadcasting Group PLC** .........     14,560,432

Web Portals/Internet Service Providers - 5.3%
        291,005   EarthLink, Inc.* .............................      3,006,082
        151,535   Netease.com, Inc. (ADR)*,# ...................      7,047,893
          1,263   Yahoo Japan Corp.(WI)*,(beta),(sigma) ........      5,483,030
          1,263   Yahoo Japan Corp.*,# .........................      5,697,118
      1,248,798   Yahoo!, Inc.* ................................     45,194,000
                                                                     66,428,123

Wireless Equipment - 6.2%
      1,055,420   Motorola, Inc. ...............................     18,216,549
      3,071,225   Nokia Oyj (ADR)** ............................     47,358,289
        422,360   Telefonaktiebolaget LM Ericsson (ADR)*,# .....     12,210,428
                                                                     77,785,266
--------------------------------------------------------------------------------
Total Common Stock (cost $920,961,548) .........................  1,199,568,394
--------------------------------------------------------------------------------
Corporate Bonds - 1.2%
Applications Software - 0.6%
      6,975,000   Mercury Interactive Corp., 4.75%
                   convertible notes, due 7/1/07 (144A)ss. .....      6,913,969

Computers - Peripheral Equipment - 0%
     31,700,000   Candescent Technologies Corp., 8.00%
                   convertible senior subordinated debentures
                   due 5/1/03 (144A)(omega),(delta),(sigma),ss.               0

Electronic Components - Semiconductors - 0.6%
      7,825,000   International Rectifier Corp., 4.25%
                   convertible subordinated notes, due 7/15/07 .      7,766,312
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $40,006,788)                             14,680,281
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Wireless Equipment - 0.6%
        149,045   Crown Castle International Corp.
                   convertible, 6.25% (cost $7,452,250) ........      7,079,638
--------------------------------------------------------------------------------
Other Securities - 9.9%
    124,210,921   State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $124,210,921) ........    124,210,921
--------------------------------------------------------------------------------
Time Deposit - 2.4%
                  SunTrust Banks, Inc., ETD
    $29,900,000    1.78125%, 11/1/04 (cost $29,900,000) ........     29,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,122,531,507) - 109.6% .........  1,375,439,234
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (9.6)%    (120,416,616)
--------------------------------------------------------------------------------
Net Assets - 100% .............................................. $1,255,022,618
--------------------------------------------------------------------------------

Summary of Investments by Country
                                                                 % of Investment
Country                                        Market Value           Securities
--------------------------------------------------------------------------------
Bermuda                                      $   36,046,223                 2.6%
Canada                                           15,615,235                 1.1%
Cayman Islands                                    7,047,893                 0.5%
Finland                                          47,358,289                 3.5%
France                                           82,302,000                 6.0%
Germany                                           7,808,968                 0.6%
India                                             7,997,131                 0.6%
Israel                                           15,185,722                 1.1%
Japan                                            77,285,825                 5.6%
Netherlands                                      32,766,130                 2.4%
South Korea                                      68,899,433                 5.0%
Sweden                                           12,210,428                 0.9%
Switzerland                                      19,527,655                 1.4%
Taiwan                                           57,900,836                 4.2%
United Kingdom                                   62,192,756                 4.5%
United States++                                 825,294,710                60.0%
--------------------------------------------------------------------------------
Total                                        $1,375,439,234               100.0%

++Includes Short-Term Securities and Other Securities (48.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                Currency              Currency      Unrealized
Settlement Date                Units Sold       Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound
 11/19/04                       2,900,000           $ 5,304,784    $  (209,484)
Euro 4/15/05                   12,600,000            16,032,632       (514,472)
Japanese Yen
 4/15/05                    2,600,000,000            24,750,951       (914,676)
South Korean Won
 11/12/04                   5,300,000,000             4,732,481       (262,924)
South Korean Won
 11/15/04                  19,600,000,000            17,499,844     (1,202,853)
--------------------------------------------------------------------------------
Total                                               $68,320,692    $(3,104,409)

See Notes to Schedules of Investments and Financial Statements.


                        Janus International & Global Funds  October 31, 2004  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Overseas Fund (unaudited)

================================================================================
Fund Strategy

This diversified fund invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Brent Lynn
                                                               portfolio manager

Performance Overview

During the 12 month period ended October 31, 2004, Janus Overseas Fund returned 12.24%. Its benchmark, the Morgan Stanley Capital International (MSCI) EAFE(R) Index, returned 18.84% for this same period. Although, I am not satisfied with the short-term performance of the Fund, I remain confident in our research process and optimistic about the longer-term prospects for the companies in our portfolio.

During the first five months of the period, the markets and Janus Overseas Fund generally performed well as we continued to see an environment of strengthening economic growth combined with low inflation.

However, sentiment hit a sudden air pocket in early spring as fears about accelerating inflation in the U.S. and a potential collapse in the Chinese economy drove Asian markets lower, with particular selling pressure on technology and commodity stocks.

The Fund was hit particularly hard during this downturn in spring and early summer. However, it was our belief that many of these fears were either overblown or short-term in nature. For example, as a result of our contacts with many companies based in China or with operations in China, we believed that China's economy was decelerating but not collapsing. More importantly, the key long-term drivers of economic growth remained intact. We believe long-term trends like the liberalization of property rights for hundreds of millions of Chinese, huge migration to the cities and nationwide infrastructure projects should drive growth for many years.

During the summer and early fall, subsequent datapoints collected by Janus analysts indicated that some of the spring fears were overblown. Asian markets as well as technology and commodity stocks saw a partial rebound, and the Fund regained lost ground.

Another factor negatively impacting the Fund's performance relative to the MSCI EAFE(R) Index was currency. During the 12-month period, the euro appreciated 10.4% versus the U.S. dollar, exceeding the 3.9% appreciation of the Japanese yen and the appreciation of most other Asian currencies as well. The Fund has significantly less exposure to Europe than its benchmark. The Fund was unhedged during the entire period, but nevertheless, the strength in the European currencies negatively affected its relative performance.

Investment Strategy in this Environment

As a reflection of our conviction in our research, the general composition of the Fund has remained fairly stable. There was natural portfolio turnover as we found new investment opportunities and sold off stocks which had either reached our price targets or experienced unanticipated negative changes in their business fundamentals.

Our emerging market exposure remained at the high end of historical trends, as we continued to find that many of the most exciting investment ideas were based particularly in Asia. We have been impressed by a number of companies that improved their balance sheets and competitive positioning during the Asian economic downturn and are now ready to take advantage of a resurgence in demand.

We also tried to take advantage of volatile markets to buy great companies at bargain prices. For example, we bought a position in Taiwan Semiconductor
(TSMC), the world's leading semiconductor foundry company, when it was hit on concerns about short-term order and revenue trends. Our meetings with U.S., Asian and European semiconductor companies indicated that TSMC's competitive position and long-term growth prospects remain extremely strong. By focusing on the long-term growth potential rather than short-term fears, We were able to buy the stock at what we believe is a very attractive valuation.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                           October 31, 2004     October 31, 2003

Reliance Industries, Ltd.                              7.1%                 4.9%
Samsung Electronics Company, Ltd.                      4.2%                 3.3%
Aracruz Celulose S.A. (ADR)                            2.7%                 1.1%
Sanofi-Aventis                                         2.5%                  --
Imerys S.A.                                            2.4%                 0.7%
Companhia Vale do Rio Doce (ADR)                       2.4%                 3.5%
Companhia Siderurgica
 Nacional S.A. (ADR)                                   2.3%                 1.1%
OPAP S.A.                                              2.3%                  --
Hermes International                                   2.2%                 1.1%
British Sky Broadcasting
 Group PLC                                             2.2%                 0.5%

Portfolio Composition

As of October 31, 2004, the Fund was almost fully invested, with approximately 99.9% of its total net assets invested in equities and a cash position of only 0.1%. The cash position is low because we continue to find a number of exciting ideas to invest in. The Fund's equity investments consisted primarily of foreign companies in a variety of industries and sizes, representing 97.0% of total net assets. A small 2.9% was invested in domestic stocks. On this same date, the Fund's top 10 equity holdings accounted for 30.3% of total net assets.


20  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Strong Performers Included Materials, Media and Bank Stocks

The top three individual contributors to performance during the period were Brazilian iron ore producer, Companhia Vale do Rio Doce (CVRD), Mexican media conglomerate, Grupo Televisa and Japanese bank, Mizuho Financial Group.

CVRD, the world's largest exporter of iron ore used in the production of steel, benefited from strong global demand for steel, supply constraints in the iron ore industry and a low cost base. Despite continued strength in CVRD's business, we cut our position on valuation discipline.

Televisa shares gained as a sharp pickup in Mexican television advertising boosted earnings and the company completed further restructuring efforts. Although I continue to believe that Televisa is one of the best franchises in the Fund, we reduced our position because the stock approached our valuation target.

Mizuho Financial stock benefited from management's efforts to aggressively improve the bank's asset quality. We continue to believe that normalized earnings for Mizuho are much higher than current levels, but with valuation no longer as attractive, we also trimmed this position.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                                Janus         Morgan Stanley
                                              Overseas    Capital International
                                                Fund          EAFE(R) Index
                                              --------    ---------------------
                 Commercial Banks               10.3%             17.7%
                   Petrochemicals                9.3%                0%
Electric Products - Miscellaneous                6.9%              0.8%
                  Medical - Drugs                3.8%              7.4%
            Apparel Manufacturers                3.6%              0.1%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

         Japan                                  16.8%
         India                                  14.3%
   South Korea                                  11.3%
United Kingdom                                   9.9%
        France                                   9.3%

Semiconductor Companies and Select Oil Companies Were Weak Performers

Infineon, the diversified German semiconductor company, was the biggest detractor from the Fund's performance during the period. Despite a relatively robust semiconductor environment, higher-than-expected costs in the production of DRAM chips led to earnings disappointments for the company. As a result of lower-than-expected earnings, we cut our position in the stock.

Chartered Semiconductor, a Singapore-based semiconductor foundry company, was the Fund's second largest detractor. Despite improvements in the company's technological competitiveness, the stock was hit by disappointing order trends so we also reduced our position.

Yukos, the Russian oil company, was our third largest detractor. Operating fundamentals at the company have been fine and the oil price environment is much better than expected. However, politically motivated measures by the Russian government to attack the company's founder and the company itself resulted in a very sharp decline in the stock. Because of ongoing political risk in Yukos, which is difficult to analyze, I cut our position in this stock.

Investment Strategy and Outlook

In a volatile market environment, the conviction to hold onto existing positions or buy new positions is critical. My conviction comes from the tremendous in-depth fundamental research our analyst team does on a daily basis. For example, Assistant Portfolio Manager, Garth Yettick's meetings with numerous semiconductor, cell phone and flat panel display companies gave us more conviction in the short-term and long-term prospects for Samsung Electronics. Research analyst Dan Lyons' conversations with over 20 doctors helped us better understand the potential in Sanofi's drug pipeline. Analyst Julian Pick's meetings with a variety of Japanese banks, real estate companies, private equity firms, and regulators gave us more comfort in our position in Mitsubishi Tokyo Financial Group. Analyst Jean Barnard's meetings with leading players across the U.K. media industry gave us more confidence in the sustainability of British Sky Broadcasting's franchise. Analyst Laurent Saltiel's conversations with global steel manufacturers, iron ore producers and shipping companies gave us greater conviction in the earnings upside from CVRD's iron ore business.

Despite an uncertain geopolitical outlook, the global economy appears to be in reasonably good shape. Economic growth rates in the U.S. and Asia have decelerated, but consumption and production data points still indicate solid demand. Most importantly, based on our team's numerous meetings with company managements and their suppliers, customers, and competitors, I remain optimistic about the medium- and long-term prospects for the holdings in the Fund. I believe that the current valuations of our stocks do not fully reflect the growth opportunities and cash flow generation potential of these companies.

Throughout this turbulent period, I have not changed my investment approach. I believe that the best way to generate great long-term returns is to make long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is on delivering superior long-term performance to you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.


                        Janus International & Global Funds  October 31, 2004  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Overseas Fund (unaudited)

Performance
================================================================================

                         Initial investment of $10,000

 [The following table was depicted as a mountain chart in the printed material.]

                                                Janus         Morgan Stanley
                                              Overseas    Capital International
                                                Fund          EAFE(R) Index
                                              --------    ---------------------
  5/2/1994*                                   $10,000             $10,000
 5/31/1994                                    $ 9,960             $ 9,943
 6/30/1994                                    $ 9,800             $10,083
 7/31/1994                                    $ 9,870             $10,180
 8/31/1994                                    $10,140             $10,421
 9/30/1994                                    $10,060             $10,093
10/31/1994                                    $10,360             $10,429
11/30/1994                                    $10,120             $ 9,928
12/31/1994                                    $10,050             $ 9,990
 1/31/1995                                    $ 9,790             $ 9,606
 2/28/1995                                    $ 9,810             $ 9,579
 3/31/1995                                    $ 9,900             $10,176
 4/30/1995                                    $10,200             $10,559
 5/31/1995                                    $10,350             $10,433
 6/30/1995                                    $10,790             $10,250
 7/31/1995                                    $11,440             $10,888
 8/31/1995                                    $11,550             $10,473
 9/30/1995                                    $11,750             $10,677
10/31/1995                                    $11,580             $10,390
11/30/1995                                    $11,700             $10,679
12/31/1995                                    $12,267             $11,110
 1/31/1996                                    $12,613             $11,155
 2/29/1996                                    $12,847             $11,193
 3/31/1996                                    $13,274             $11,431
 4/30/1996                                    $13,824             $11,763
 5/31/1996                                    $14,302             $11,546
 6/30/1996                                    $14,618             $11,611
 7/31/1996                                    $14,109             $11,272
 8/31/1996                                    $14,659             $11,297
 9/30/1996                                    $14,872             $11,597
10/31/1996                                    $15,076             $11,478
11/30/1996                                    $15,697             $11,935
12/31/1996                                    $15,803             $11,781
 1/31/1997                                    $16,353             $11,369
 2/28/1997                                    $16,706             $11,555
 3/31/1997                                    $16,966             $11,597
 4/30/1997                                    $16,935             $11,658
 5/31/1997                                    $17,797             $12,417
 6/30/1997                                    $18,773             $13,102
 7/31/1997                                    $19,645             $13,314
 8/31/1997                                    $18,368             $12,319
 9/30/1997                                    $19,801             $13,010
10/31/1997                                    $18,627             $12,010
11/30/1997                                    $18,378             $11,887
12/31/1997                                    $18,683             $11,991
 1/31/1998                                    $19,070             $12,539
 2/28/1998                                    $20,542             $13,344
 3/31/1998                                    $21,477             $13,755
 4/30/1998                                    $21,896             $13,864
 5/31/1998                                    $22,680             $13,796
 6/30/1998                                    $22,889             $13,901
 7/31/1998                                    $23,448             $14,042
 8/31/1998                                    $19,869             $12,302
 9/30/1998                                    $18,408             $11,925
10/31/1998                                    $19,289             $13,168
11/30/1998                                    $20,482             $13,843
12/31/1998                                    $21,679             $14,389
 1/31/1999                                    $22,683             $14,346
 2/28/1999                                    $21,970             $14,004
 3/31/1999                                    $22,607             $14,589
 4/30/1999                                    $23,093             $15,180
 5/31/1999                                    $22,715             $14,398
 6/30/1999                                    $24,032             $14,959
 7/31/1999                                    $24,540             $15,404
 8/31/1999                                    $24,550             $15,460
 9/30/1999                                    $25,112             $15,616
10/31/1999                                    $27,347             $16,201
11/30/1999                                    $33,371             $16,764
12/31/1999                                    $40,336             $18,268
 1/31/2000                                    $40,043             $17,108
 2/29/2000                                    $48,718             $17,568
 3/31/2000                                    $46,234             $18,249
 4/30/2000                                    $41,615             $17,289
 5/31/2000                                    $38,785             $16,867
 6/30/2000                                    $40,954             $17,526
 7/31/2000                                    $39,555             $16,791
 8/31/2000                                    $41,323             $16,937
 9/30/2000                                    $38,081             $16,112
10/31/2000                                    $36,259             $15,732
11/30/2000                                    $32,583             $15,142
12/31/2000                                    $32,847             $15,680
 1/31/2001                                    $34,295             $15,672
 2/28/2001                                    $30,112             $14,497
 3/31/2001                                    $27,265             $13,531
 4/30/2001                                    $29,741             $14,471
 5/31/2001                                    $29,097             $13,960
 6/30/2001                                    $27,699             $13,389
 7/31/2001                                    $26,201             $13,146
 8/31/2001                                    $24,444             $12,813
 9/30/2001                                    $21,931             $11,515
10/31/2001                                    $22,810             $11,810
11/30/2001                                    $24,246             $12,245
12/31/2001                                    $25,256             $12,318
 1/31/2002                                    $23,888             $11,663
 2/28/2002                                    $23,875             $11,745
 3/31/2002                                    $25,157             $12,438
 4/30/2002                                    $24,224             $12,463
 5/31/2002                                    $23,913             $12,620
 6/30/2002                                    $22,519             $12,118
 7/31/2002                                    $20,354             $10,922
 8/31/2002                                    $20,392             $10,897
 9/30/2002                                    $18,414             $ 9,727
10/31/2002                                    $19,210             $10,250
11/30/2002                                    $20,081             $10,715
12/31/2002                                    $19,223             $10,354
 1/31/2003                                    $18,155             $ 9,922
02/28/2003                                    $17,601             $ 9,694
03/31/2003                                    $17,237             $ 9,504
04/30/2003                                    $18,808             $10,435
05/31/2003                                    $20,229             $11,068
06/30/2003                                    $20,455             $11,335
07/31/2003                                    $21,109             $11,610
08/31/2003                                    $22,303             $11,890
09/30/2003                                    $22,643             $12,256
10/31/2003                                    $24,516             $13,020
11/30/2003                                    $24,529             $13,310
12/31/2003                                    $26,295             $14,350
 1/31/2004                                    $27,033             $14,553
 2/29/2004                                    $27,873             $14,889
 3/31/2004                                    $29,247             $14,972
 4/30/2004                                    $27,186             $14,634
 5/31/2004                                    $26,066             $14,683
 6/30/2004                                    $26,053             $15,005
 7/31/2004                                    $25,633             $14,518
 8/31/2004                                    $25,875             $14,582
 9/30/2004                                    $26,664             $14,963
10/31/2004                                    $27,516             $15,473

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                 One          Five       Ten           Since
                                 Year         Year       Year        Inception*
--------------------------------------------------------------------------------
Janus Overseas Fund            12.24%         0.12%     10.26%         10.12%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index    18.84%        (0.92)%     4.02%          4.25%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for
Lipper International Funds    679/858       190/509      6/155         8/128
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - May 2, 1994

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                  Beginning Account Value    Ending Account Value    Expenses Paid During Period
Expense Example                           (5/1/04)                (10/31/04)             (5/1/04-10/31/04)*
----------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                $1,011.70                   $4.75
----------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                $1,020.41                   $4.77
----------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                         Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Overseas Fund                                     0.93%
--------------------------------------------------------------------------------
International Funds Average                             1.74%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


22  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 99.9%
Advertising Services - 1.6%
         12,737   Dentsu, Inc. ................................. $   34,064,488

Apparel Manufacturers - 3.6%
      3,901,900   Burberry Group PLC ...........................     27,936,588
        241,466   Hermes International .........................     46,442,258
                                                                     74,378,846

Automotive - Cars and Light Trucks - 1.7%
      2,318,342   Maruti Udyog, Ltd. ...........................     19,184,516
      1,711,642   Tata Motors, Ltd. ............................     15,726,053
                                                                     34,910,569

Automotive - Truck Parts and Equipment - Original - 0.6%
        275,400   Autoliv, Inc. (SDR)# .........................     11,653,824
        144,600   TI Automotive, Ltd.*,(sigma),ss. .............              0
                                                                     11,653,824

Broadcast Services and Programming - 2.0%
        771,695   Grupo Televisa S.A. (ADR)# ...................     42,443,225

Building - Residential and Commercial - 0.5%
     25,170,500   Land and Houses Public Company, Ltd. .........      5,516,486
     21,971,500   Land and Houses Public
                   Company, Ltd. (NVDR) ........................      4,815,378
                                                                     10,331,864

Building and Construction Products - Miscellaneous - 2.4%
        722,603   Imerys S.A. ..................................     50,647,371

Cable Television - 1.5%
        858,530   Liberty Media International, Inc. - Class A* .     30,950,007

Cellular Telecommunications - 1.0%
      1,093,460   KT Freetel ...................................     19,876,651

Chemicals - Plastics - 0.3%
      4,447,760   Formosa Plastics Corp. .......................      6,857,047

Commercial Banks - 10.3%
        861,480   Anglo Irish Bank Corporation PLC .............     16,328,151
     10,777,400   Bangkok Bank Public Company, Ltd.* ...........     24,538,826
      3,627,000   DBS Group Holdings, Ltd. .....................     33,977,601
         87,932   Julius Baer Holding, Ltd. ....................     24,518,057
      1,007,520   Kookmin Bank .................................     33,658,998
          2,993   Mitsubishi Tokyo Financial Group, Inc. .......     25,366,795
          8,110   Mizuho Financial Group, Inc. .................     31,236,369
          1,806   Sumitomo Mitsui Financial Group, Inc.# .......     11,717,996
          2,835   UFJ Holdings, Inc.* ..........................     13,135,135
                                                                    214,477,928

Computer Services - 0.5%
        396,138   TietoEnator Oyj ..............................     11,085,996

Computers - Peripheral Equipment - 0.5%
        199,101   Logitech International S.A.* .................     10,299,328

Diversified Minerals - 2.4%
      2,365,850   Companhia Vale do Rio Doce (ADR)* ............     50,061,386

Diversified Operations - 2.6%
        650,107   Louis Vuitton Moet Hennessy S.A. .............     44,408,354
        772,439   Smiths Group PLC .............................     10,551,400
                                                                     54,959,754

Diversified Operations - Commercial Services - 0.6%
      2,301,216   Rank Group, PLC ..............................     12,059,288

Electric - Integrated - 1.0%
      1,571,744   Reliance Energy, Ltd. ........................     21,711,306

Electric Products - Miscellaneous - 6.9%
        671,580   LG Electronics, Inc. .........................     37,913,225
        221,500   Samsung Electronics Company, Ltd. ............     86,957,793
      4,837,000   Toshiba Corp. ................................     19,450,033
                                                                    144,321,051

Electronic Components - Miscellaneous - 1.4%
      3,600,646   Hon Hai Precision Industry Company, Ltd. .....     13,257,879
      1,233,100   LG.Philips LCD Co. (ADR)*,# ..................     16,708,505
                                                                     29,966,384

Electronic Components - Semiconductors - 3.4%
     20,217,491   ARM Holdings PLC# ............................     36,025,923
     26,848,000   Chartered Semiconductor Manufacturing, Ltd.* .     16,283,729
      1,695,936   Infineon Technologies A.G.* ..................     18,423,531
                                                                     70,733,183

Enterprise Software/Services - 0.5%
        128,000   Nomura Research Institute, Ltd. ..............     11,161,880

Finance - Consumer Loans - 0.4%
        126,000   Promise Company, Ltd. ........................      7,997,363

Finance - Investment Bankers/Brokers - 1.9%
      3,170,000   Nomura Holdings, Inc. ........................     38,807,797

Finance - Mortgage Loan Banker - 2.0%
      2,933,023   Housing Development Finance
                   Corporation, Ltd. ...........................     41,346,153

Gambling - Non Hotel - 2.3%
      2,332,160   OPAP S.A. ....................................     47,406,803

Human Resources - 0.2%
          1,703   Goodwill Group, Inc.# ........................      3,319,719

Internet Security - 1.7%
      1,534,320   Check Point Software Technologies, Ltd.
                   (New York Shares)*,# ........................     34,707,853

Machinery - Construction and Mining - 1.0%
      3,220,000   Komatsu, Ltd. ................................     21,499,011

Medical - Biomedical and Genetic - 0.5%
        773,104   Cambridge Antibody Technology Group PLC* .....      9,490,978

Medical - Drugs - 3.8%
         49,464   Altana A.G. ..................................      2,504,251
        232,154   Roche Holding A.G. ...........................     23,651,130
        725,205   Sanofi-Aventis ...............................     52,859,245
                                                                     79,014,626

Metal - Aluminum - 0.4%
      2,364,900   National Aluminum Company, Ltd. ..............      8,729,252

Metal - Diversified - 1.6%
        527,952   MMC Norilsk Nickel (ADR)# ....................     32,785,819

Miscellaneous Manufacturing - 1.3%
     12,406,901   FKI PLC ......................................     27,166,236

Oil Companies - Exploration and Production - 0.5%
         31,427   Niko Resources, Ltd. .........................        980,363
        558,800   Oil and Natural Gas Corporation, Ltd. ........      9,708,326
                                                                     10,688,689

Oil Companies - Integrated - 3.4%
        314,905   Lukoil (ADR) .................................     39,284,399
        745,575   Suncor Energy, Inc.# .........................     25,458,659
        419,139   Yukos (ADR)# .................................      6,978,664
                                                                     71,721,722

See Notes to Schedules of Investments and Financial Statements.


                        Janus International & Global Funds  October 31, 2004  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Overseas Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Optical Supplies - 0.4%
        127,520   Alcon, Inc. (New York Shares) ................ $    9,079,424

Paper and Related Products - 3.2%
      1,667,665   Aracruz Celulose S.A. (ADR) ..................     56,166,957
        555,800   UPM - Kymmene Oyj ............................     10,958,618
                                                                     67,125,575

Petrochemicals - 9.3%
      1,582,622   Indian Petrochemicals Corp. ..................      6,542,946
      1,603,820   LG Petrochemical Company, Ltd. ...............     38,967,310
     12,783,441   Reliance Industries, Ltd. ....................    149,137,796
                                                                    194,648,052

Property and Casualty Insurance - 1.9%
          2,967   Millea Holdings, Inc. ........................     39,116,678

Real Estate Management/Services - 1.0%
      1,984,000   Mitsubishi Estate Co., Ltd. ..................     20,906,827

Real Estate Operating/Development - 3.2%
     16,344,000   Hang Lung Properties, Ltd. ...................     24,253,308
            371   NTT Urban Development Corp.*,(sigma) .........      1,572,182
      1,994,000   Sumitomo Realty & Development
                   Company, Ltd. ...............................     21,875,977
      2,041,000   Sun Hung Kai Properties, Ltd. ................     18,880,181
                                                                     66,581,648

Retail - Automobile - 0.6%
        152,890   USS Company, Ltd. ............................     12,338,895

Retail - Convenience Stores - 0.7%
        416,704   Alimentation Couche-Tard, Inc. - Class B* ....      9,599,822
      3,752,500   C.P. 7-Eleven Public Company, Ltd.(beta),(sigma)    4,934,494
                                                                     14,534,316

Retail - Miscellaneous/Diversified - 0.8%
        493,000   Ito-Yokado Company, Ltd. .....................     17,641,963

Semiconductor Components/Integrated Circuits - 1.3%
     21,223,000   Taiwan Semiconductor Manufacturing
                   Company, Ltd. ...............................     27,827,194

Semiconductor Equipment - 1.1%
      1,588,511   ASML Holding N.V.* ...........................     22,570,904

Soap and Cleaning Preparations - 1.3%
     10,039,884   Hindustan Lever, Ltd. ........................     27,597,785

Steel - Specialty - 2.3%
      3,300,400   Companhia Siderurgica Nacional S.A. (ADR)# ...     48,680,900

Telecommunication Equipment - 0.8%
        841,555   Comverse Technology, Inc.* ...................     17,369,695

Telecommunication Services - 1.8%
      1,514,650   Amdocs, Ltd. (New York Shares)*,# ............     38,093,448

Television - 2.2%
      4,802,826   British Sky Broadcasting Group PLC ...........     44,749,280

Tobacco - 0.9%
          2,165   Japan Tobacco, Inc. ..........................     18,981,213

Transportation - Railroad - 0.7%
        673,300   All America Latina Logistica* ................     14,498,582

Wireless Equipment - 0.1%
        132,260   You Eal Electronics Company, Ltd. ............      2,947,644
--------------------------------------------------------------------------------
Total Common Stock (cost $1,678,608,502) .......................  2,086,923,420
--------------------------------------------------------------------------------
Other Securities - 5.6%
    116,771,712   State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $116,771,712) ........    116,771,712
--------------------------------------------------------------------------------
Time Deposit - 0.5%
                  SunTrust Banks, Inc., ETD
    $11,200,000    1.78125%, 11/1/04 (cost $11,200,000) ........     11,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,806,580,214) - 106.0% .........  2,214,895,132
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.0)%    (124,715,352)
--------------------------------------------------------------------------------
Net Assets - 100% .............................................. $2,090,179,780
--------------------------------------------------------------------------------

Summary of Investments by Country

                                                               % of Investment
Country                                     Market Value            Securities
--------------------------------------------------------------------------------
Brazil                                    $  169,407,825                  7.7%
Canada                                        36,038,844                  1.6%
Finland                                       22,044,614                  1.0%
France                                       194,357,228                  8.8%
Germany                                       20,927,782                  0.9%
Greece                                        47,406,803                  2.1%
Hong Kong                                     43,133,489                  1.9%
India                                        299,684,133                 13.5%
Ireland                                       16,328,151                  0.7%
Israel                                        34,707,853                  1.6%
Japan                                        350,190,321                 15.8%
Mexico                                        42,443,225                  1.9%
Netherlands                                   22,570,904                  1.0%
Russia                                        79,048,882                  3.6%
Singapore                                     50,261,330                  2.3%
South Korea                                  237,030,126                 10.7%
Switzerland                                   67,547,939                  3.1%
Taiwan                                        47,942,120                  2.2%
Thailand                                      39,805,184                  1.8%
United Kingdom                               206,073,141                  9.3%
United States++                              187,945,238                  8.5%
--------------------------------------------------------------------------------
Total                                     $2,214,895,132                100.0%

++Includes Short-Term Securities and Other Securities (2.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.


24  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Worldwide Fund (unaudited)

================================================================================
Fund Strategy

Offering true geographic diversification in a single portfolio, this fund seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Jason Yee
                                                               portfolio manager

Performance Overview

For the 12 months ended October 31, 2004, Janus Worldwide Fund appreciated 3.06% compared to the 13.25% appreciation of its benchmark, the Morgan Stanley Capital International World Index(SM).

Investment Strategy in this Environment

Fund performance over the past year has been clearly disappointing. Having assumed management of the Fund, July 1, 2004, I have made significant changes to the portfolio over the past four months, which I believe will help restore performance. As I wrote to you a few months ago, I have trimmed the number of positions from over 150 to just under 70, within our goal of 40-70 holdings going forward. I have also reduced the Fund's position in the volatile emerging markets from over 30% of the portfolio to under 10%. These changes should help stabilize the Fund and help establish a firm foundation on which to build the portfolio.

It is my unwavering belief that a solid investment process will lead to solid investment results over time. To that end, I do believe that there has been substantial progress in the Fund during my first four months at the helm, and I am optimistic that this will be reflected in the results going forward.

Portfolio Composition

As of October 31, 2004, the Fund was invested primarily in foreign companies, representing 62.7% of its total net assets. Emerging market investments accounted for 10.2% of this foreign allocation. Meanwhile, domestic stocks represented 25.4% of total net assets. The Fund's cash position on this date was 11.9% and its top 10 equity holdings accounted for 30.9% of its total net assets.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                      October 31, 2004         October 31, 2003

British Sky Broadcasting Group PLC                5.0%                     1.5%
JPMorgan Chase & Co.                              4.1%                      --
IAC/InterActiveCorp                               3.9%                     0.8%
Reliance Industries, Ltd.                         3.1%                     2.3%
Walt Disney Co.                                   3.0%                     0.4%
Tyco International, Ltd.
 (New York Shares)                                2.9%                     2.2%
Diageo PLC                                        2.4%                      --
Heineken N.V.                                     2.3%                      --
Nestle S.A.                                       2.1%                      --
UnitedHealth Group, Inc.                          2.1%                     1.4%

Strong Performers Were Industrial Conglomerate, Materials and Pharmaceutical Companies

Strong performance by Tyco International, Cia Vale Rio Doce ("CVRD"), and Roche offset losses in Easyjet, Compass Group, and Nippon Telephone and Telegraph ("NTT") during the period. Industrial conglomerate Tyco continued to execute on its restructuring program successfully, putting its balance sheet and accounting issues behind and focusing on improving the returns in each of its business segments. CVRD, a Brazilian natural resource company, benefited from a very strong environment for commodities over the past year, as demand for iron ore helped support a robust pricing environment. Roche experienced strong sales for its core pharmaceuticals with its leading cancer drug franchise showing solid progress as we continue to await further results from current FDA trials.

Airline, Foodservice and Telecom Companies Were Among the Fund's Detractors

Easyjet, a British low-cost airline, suffered from rising fuel prices and continued competitive pressures across the industry in general. Foodservice company, Compass Group, also fell quite significantly after reporting recent weak financial results as a result of deteriorating margins at its extremely profitable U.K. foodservice business. Finally, NTT, a Japanese provider of fixed and mobile telecommunications services, has been hurt by aggressive competition in both its mobile and landline telecom businesses

The United Kingdom and Japan were geographies where the Fund significantly underperformed largely reflecting some of the disappointing investments mentioned above. Taiwan and South Korea were other areas that contributed negatively during the period, mostly resulting from the Fund's holdings in the technology hardware area. Also from an industry sector point of view, the Fund's position in the energy sector, while producing positive returns for the Fund, did not keep pace with the very strong performance of the industry group as a whole.


                        Janus International & Global Funds  October 31, 2004  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Worldwide Fund (unaudited)

Investment Strategy and Outlook

While this first portfolio transition period may be nearly complete, there are still changes that need to be made in optimizing the Fund. More importantly, it will take time for all of the changes to have their desired impact. With an investment time horizon of 2-3 years, it is possible that many of the attractive investments we are making today may not contribute meaningfully to performance for some time. While I, of course, hope that the Fund will perform well in any given quarter or period, my investment decisions are driven by the desire to compound our investments at attractive rates over longer periods of time. Tolerating small, short-term pain for much bigger potential long-term gain is fundamental to the contrarian nature of my investing style. I believe this longer time horizon can often be quite a competitive advantage, as I am willing to look beyond the shorter-term issues that the market may be myopically focused upon.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                             Janus           Morgan Stanley
                                           Worldwide      Capital International
                                             Fund            World Index(SM)
                                           ---------      ---------------------
                          Multimedia         6.0%                 1.6%
Finance - Investment Bankers/Brokers         5.8%                 3.1%
              Diversified Operations         5.6%                 3.8%
                          Television         5.0%                 0.2%
                             Brewery         4.9%                 0.5%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

 United States                              25.4%
United Kingdom                              18.8%
         Japan                              12.1%
   Switzerland                               6.5%
   Netherlands                               5.5%

I feel we are making substantial progress on the optimization front, having added a number of large positions, including British Sky Broadcasting Group PLC and JPMorgan Chase. These positions represent some of the most attractive risk/rewards that we can find across the global investment landscape, and I am delighted to have the opportunity to invest in these world-class businesses and management teams at such attractive prices. British Sky Broadcasting Group PLC, commonly known as BSkyB, is the dominant pay television broadcaster in the United Kingdom. BSkyB fell sharply in recent months on concerns of slowing subscriber growth, increased capital expenditures, ramping subscriber acquisition costs, and a potentially more competitive broadcasting landscape. In taking the longer view, I believe that BSkyB is making the right strategic moves by reinvesting in its business to further enhance its outstanding competitive position. Although this may add up to decreased profitability in the near term, I believe these necessary investments should result in increased market penetration, higher subscriber growth and excellent profit margins in the coming years. I have used the market's volatility to increase the Fund's exposure substantially.

During the past months, I also purchased a significant position in JPMorgan Chase, the well-known U.S. banking firm. Despite the financial sector being schizophrenically caught between worries of rising interest rates and a slowing economy, I believe the company is well-positioned to take advantage of cost synergies and scale benefits arising from its recently completed acquisition of Bank One. But I am also rather excited about the company's new management team, which includes former Citigroup executive, Jamie Dimon. Mr. Dimon brings particular expertise in the area of risk management, a disciplined approach to capital allocation, and a detailed attention to expense control, which I believe should continue to drive earnings and shareholder returns over the next several years.

Looking forward, I am cautiously optimistic about the environment for equities. While we are seeing slight signs of economic recovery around the globe, valuations remain fair rather than overwhelmingly attractive. As such, I continue to wait patiently for compelling investment opportunities to reach my buy prices, much like the above examples of BSkyB and JPMorgan Chase. The lack of overall market volatility always makes for a difficult environment for stock-pickers such as ourselves, but history teaches us that this should provide us with opportunities in the future.

In closing, I would like to thank you for your confidence and support. You can be assured that all of us here at Janus are steadfastly committed to restoring superior investment performance for our shareholders.

Thank you for your continued investment.


26  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Performance
================================================================================

                         Initial investment of $10,000

 [The following table was depicted as a mountain chart in the printed material.]

                                             Janus           Morgan Stanley
                                           Worldwide      Capital International
                                             Fund            World Index(SM)
                                           ---------      ---------------------
5/15/1991*                                  $10,000              $10,000
5/31/1991                                   $10,153              $10,243
6/30/1991                                   $10,053              $ 9,608
7/31/1991                                   $10,540              $10,058
8/31/1991                                   $10,993              $10,023
9/30/1991                                   $11,307              $10,283
10/31/1991                                  $11,600              $10,447
11/30/1991                                  $11,467              $ 9,988
12/31/1991                                  $12,400              $10,712
1/31/1992                                   $12,300              $10,511
2/29/1992                                   $12,567              $10,326
3/31/1992                                   $12,393              $ 9,836
4/30/1992                                   $12,634              $ 9,970
5/31/1992                                   $13,049              $10,364
6/30/1992                                   $12,647              $10,013
7/31/1992                                   $12,641              $10,036
8/31/1992                                   $12,567              $10,276
9/30/1992                                   $12,133              $10,179
10/31/1992                                  $12,668              $ 9,900
11/30/1992                                  $13,216              $10,074
12/31/1992                                  $13,517              $10,152
1/31/1993                                   $13,524              $10,183
2/28/1993                                   $13,611              $10,421
3/31/1993                                   $14,362              $11,022
4/30/1993                                   $14,112              $11,530
5/31/1993                                   $14,314              $11,793
6/30/1993                                   $14,443              $11,691
7/31/1993                                   $14,517              $11,929
8/31/1993                                   $15,206              $12,473
9/30/1993                                   $15,402              $12,239
10/31/1993                                  $16,315              $12,573
11/30/1993                                  $16,193              $11,859
12/31/1993                                  $17,357              $12,437
1/31/1994                                   $18,335              $13,254
2/28/1994                                   $17,856              $13,080
3/31/1994                                   $17,204              $12,513
4/30/1994                                   $17,960              $12,897
5/31/1994                                   $17,627              $12,927
6/30/1994                                   $17,017              $12,888
7/31/1994                                   $17,579              $13,130
8/31/1994                                   $18,314              $13,523
9/30/1994                                   $18,078              $13,164
10/31/1994                                  $18,723              $13,536
11/30/1994                                  $18,168              $12,946
12/31/1994                                  $17,984              $13,068
1/31/1995                                   $17,534              $12,869
2/28/1995                                   $17,571              $13,053
3/31/1995                                   $17,785              $13,679
4/30/1995                                   $18,374              $14,153
5/31/1995                                   $18,618              $14,271
6/30/1995                                   $19,466              $14,263
7/31/1995                                   $20,704              $14,973
8/31/1995                                   $20,623              $14,637
9/30/1995                                   $20,896              $15,060
10/31/1995                                  $20,387              $14,819
11/30/1995                                  $20,963              $15,331
12/31/1995                                  $21,921              $15,776
1/31/1996                                   $22,639              $16,058
2/29/1996                                   $23,442              $16,152
3/31/1996                                   $24,353              $16,418
4/30/1996                                   $24,978              $16,800
5/31/1996                                   $25,773              $16,812
6/30/1996                                   $26,221              $16,893
7/31/1996                                   $25,318              $16,293
8/31/1996                                   $26,174              $16,477
9/30/1996                                   $26,638              $17,118
10/31/1996                                  $26,707              $17,234
11/30/1996                                  $27,749              $18,197
12/31/1996                                  $27,710              $17,902
1/31/1997                                   $28,943              $18,114
2/28/1997                                   $29,281              $18,319
3/31/1997                                   $29,281              $17,954
4/30/1997                                   $29,593              $18,537
5/31/1997                                   $31,279              $19,678
6/30/1997                                   $32,965              $20,656
7/31/1997                                   $34,676              $21,604
8/31/1997                                   $32,340              $20,155
9/30/1997                                   $34,857              $21,247
10/31/1997                                  $32,941              $20,125
11/30/1997                                  $32,900              $20,478
12/31/1997                                  $33,384              $20,724
1/31/1998                                   $34,630              $21,298
2/28/1998                                   $37,122              $22,735
3/31/1998                                   $38,863              $23,692
4/30/1998                                   $39,728              $23,920
5/31/1998                                   $40,736              $23,616
6/30/1998                                   $41,655              $24,173
7/31/1998                                   $42,106              $24,131
8/31/1998                                   $36,105              $20,909
9/30/1998                                   $34,947              $21,276
10/31/1998                                  $36,697              $23,195
11/30/1998                                  $39,021              $24,571
12/31/1998                                  $42,019              $25,768
1/31/1999                                   $44,583              $26,328
2/28/1999                                   $43,208              $25,624
3/31/1999                                   $44,858              $26,687
4/30/1999                                   $45,568              $27,736
5/31/1999                                   $44,477              $26,718
6/30/1999                                   $47,405              $27,961
7/31/1999                                   $47,254              $27,873
8/31/1999                                   $47,422              $27,820
9/30/1999                                   $48,602              $27,546
10/31/1999                                  $52,231              $28,974
11/30/1999                                  $59,835              $29,786
12/31/1999                                  $69,067              $32,193
1/31/2000                                   $68,181              $30,346
2/29/2000                                   $78,130              $30,424
3/31/2000                                   $77,227              $32,523
4/30/2000                                   $71,597              $31,144
5/31/2000                                   $66,862              $30,352
6/30/2000                                   $70,702              $31,370
7/31/2000                                   $68,859              $30,483
8/31/2000                                   $72,365              $31,471
9/30/2000                                   $66,654              $29,794
10/31/2000                                  $63,934              $29,291
11/30/2000                                  $57,834              $27,509
12/31/2000                                  $57,414              $27,950
1/31/2001                                   $59,818              $28,489
2/28/2001                                   $51,992              $26,078
3/31/2001                                   $47,559              $24,361
4/30/2001                                   $52,063              $26,156
5/31/2001                                   $51,568              $25,816
6/30/2001                                   $49,518              $25,003
7/31/2001                                   $47,125              $24,669
8/31/2001                                   $43,712              $23,481
9/30/2001                                   $39,219              $21,409
10/31/2001                                  $40,562              $21,818
11/30/2001                                  $43,177              $23,105
12/31/2001                                  $44,280              $23,248
1/31/2002                                   $42,189              $22,541
2/28/2002                                   $41,826              $22,343
3/31/2002                                   $43,886              $23,372
4/30/2002                                   $41,442              $22,534
5/31/2002                                   $41,139              $22,572
6/30/2002                                   $38,372              $21,199
7/31/2002                                   $34,937              $19,410
8/31/2002                                   $35,321              $19,443
9/30/2002                                   $31,635              $17,302
10/31/2002                                  $33,200              $18,577
11/30/2002                                  $34,422              $19,576
12/31/2002                                  $32,761              $18,625
01/31/2003                                  $31,242              $18,057
02/28/2003                                  $30,447              $17,741
03/31/2003                                  $30,018              $17,683
04/30/2003                                  $32,302              $19,250
05/31/2003                                  $34,301              $20,346
06/30/2003                                  $34,923              $20,695
07/31/2003                                  $35,708              $21,113
08/31/2003                                  $36,136              $21,567
09/30/2003                                  $35,973              $21,697
10/31/2003                                  $38,063              $22,982
11/30/2003                                  $38,441              $23,329
12/31/2003                                  $40,701              $24,791
1/31/2004                                   $41,493              $25,189
2/29/2004                                   $42,049              $25,611
3/31/2004                                   $42,945              $25,441
4/30/2004                                   $40,588              $24,920
5/31/2004                                   $39,682              $25,147
6/30/2004                                   $39,342              $25,663
7/31/2004                                   $38,580              $24,825
8/31/2004                                   $38,035              $24,934
9/30/2004                                   $38,519              $25,406
10/31/2004                                  $39,239              $26,028

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                         One       Five     Ten       Since
                                         Year      Year     Year    Inception*
--------------------------------------------------------------------------------
Janus Worldwide Fund                     3.06%    (5.56)%   7.68%     10.69%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World Index(SM)           13.25%    (2.12)%   6.76%      7.36%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Global Funds         310/313    150/173   22/55      6/19
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - May 15, 1991

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example                        (5/1/04)                   (10/31/04)             (5/1/04-10/31/04)*
----------------------------------------------------------------------------------------------------------------
Actual                                $1,000.00                     $966.80                    $4.50
----------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)           $1,000.00                   $1,020.56                    $4.62
----------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                      Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Worldwide Fund                                  0.92%
--------------------------------------------------------------------------------
Global Funds Average                                  1.78%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

A 2% redemption fee may be imposed on shares held for 3 months or less.

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


                        Janus International & Global Funds  October 31, 2004  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Worldwide Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 87.3%
Advertising Agencies - 0.9%
      5,231,235   Interpublic Group of Companies, Inc.*,# ...... $   64,134,941

Advertising Services - 1.8%
     12,573,726   WPP Group PLC** ..............................    125,907,732

Apparel Manufacturers - 0.8%
      5,735,501   Burberry Group PLC** .........................     41,064,694
         89,562   Hermes International .........................     17,225,868
                                                                     58,290,562

Automotive - Cars and Light Trucks - 1.3%
      7,928,000   Nissan Motor Company, Ltd.** .................     89,217,064

Automotive - Truck Parts and Equipment - Original - 0.3%
        551,500   Autoliv, Inc. (SDR) ..........................     23,337,270

Beverages - Wine and Spirits - 2.4%
     12,826,278   Diageo PLC** .................................    171,209,731

Brewery - 4.9%
      2,299,455   Anheuser-Busch Companies, Inc. ...............    114,857,777
      5,105,361   Heineken N.V. ................................    160,019,426
      8,258,000   Kirin Brewery Company, Ltd.** ................     74,033,487
                                                                    348,910,690

Broadcast Services and Programming - 1.7%
      2,233,035   Grupo Televisa S.A. (ADR)# ...................    122,816,925

Cable Television - 0.7%
      1,765,970   Comcast Corp. - Special Class A* .............     51,283,769

Chemicals - Specialty - 1.9%
        148,989   Givaudan S.A.** ..............................     92,819,732
        453,121   Syngenta A.G.** ..............................     43,069,972
                                                                    135,889,704

Commercial Banks - 3.9%
      2,834,435   Anglo Irish Bank Corporation PLC .............     53,722,760
      7,595,000   DBS Group Holdings, Ltd.** ...................     71,149,677
         10,741   Mitsubishi Tokyo Financial Group, Inc.** .....     91,033,996
        821,802   UBS A.G.** ...................................     59,029,933
                                                                    274,936,366

Cosmetics and Toiletries - 1.4%
      2,484,000   Kao Corp.** ..................................     57,193,521
      3,334,000   Shiseido Company, Ltd.** .....................     43,421,433
                                                                    100,614,954

Diversified Minerals - 1.1%
      3,790,350   Companhia Vale do Rio Doce (ADR)* ............     80,203,806

Diversified Operations - 5.6%
        792,481   Louis Vuitton Moet Hennessy S.A.# ............     54,133,822
      9,795,345   Smiths Group PLC** ...........................    133,802,931
      6,579,025   Tyco International, Ltd. (New York Shares)# ..    204,936,628
                                                                    392,873,381

E-Commerce/Services - 3.9%
     12,857,042   IAC/InterActiveCorp*,# .......................    277,969,248

Electric - Integrated - 0.2%
        754,683   Reliance Energy, Ltd. ........................     10,424,823

Electric Products - Miscellaneous - 1.3%
        223,945   Samsung Electronics Company, Ltd. ............     87,917,666

Electronic Components - Miscellaneous - 2.2%
        457,916   Hon Hai Precision Industry Company, Ltd. .....      1,686,085
      4,790,255   Koninklijke (Royal) Philips Electronics N.V. .    113,033,739
      1,680,825   Koninklijke (Royal) Philips Electronics N.V.
                   (New York Shares)# ..........................     40,037,252
                                                                    154,757,076

Electronic Design Automation - 0.5%
      1,915,565   Synopsys, Inc.*,# ............................     31,108,776

Finance - Investment Bankers/Brokers - 5.8%
      2,698,350   Citigroup, Inc. ..............................    119,725,790
      7,465,478   JPMorgan Chase & Co. .........................    288,167,450
                                                                    407,893,240

Finance - Mortgage Loan Banker - 1.9%
      1,386,345   Freddie Mac ..................................     92,330,577
      2,942,800   Housing Development Finance
                   Corporation, Ltd. ...........................     41,483,977
                                                                    133,814,554

Food - Catering - 0.9%
     14,960,740   Compass Group PLC** ..........................     61,678,504

Food - Diversified - 4.4%
      4,994,614   Cadbury Schweppes PLC** ......................     41,411,290
      1,420,465   Kraft Foods, Inc. - Class A# .................     47,315,689
        636,042   Nestle S.A.** ................................    149,951,222
      1,267,491   Unilever N.V.# ...............................     73,521,655
                                                                    312,199,856

Medical - Drugs - 4.5%
      4,023,200   GlaxoSmithKline PLC** ........................     84,553,829
      1,143,543   Roche Holding A.G.** .........................    116,500,614
        306,080   Sanofi-Aventis ...............................     22,309,772
      1,924,400   Takeda Pharmaceutical Company, Ltd.** ........     92,785,837
                                                                    316,150,052

Medical - HMO - 2.1%
      2,038,555   UnitedHealth Group, Inc. .....................    147,591,382

Medical - Hospitals - 0.6%
      1,991,840   Health Management Associates, Inc.
                   - Class A# ..................................     41,151,414

Money Center Banks - 1.2%
     13,142,029   ICICI Bank, Ltd. .............................     86,618,906

Multimedia - 5.7%
      2,198,179   News Corporation, Ltd. .......................     17,683,537
      5,323,910   Time Warner, Inc.* ...........................     88,589,862
      3,203,216   Vivendi Universal S.A.*,# ....................     87,238,550
      8,431,010   Walt Disney Co. ..............................    212,630,073
                                                                    406,142,022

Oil Companies - Integrated - 2.6%
      9,485,419   BP PLC** .....................................     91,680,553
        443,106   Total S.A. - Class B# ........................     91,875,726
                                                                    183,556,279

Petrochemicals - 3.1%
     18,905,489   Reliance Industries, Ltd. ....................    220,560,565

Property and Casualty Insurance - 3.5%
          8,037   Millea Holdings, Inc.** ......................    105,959,130
      8,571,000   Mitsui Sumitomo Insurance Company, Ltd.** ....     70,221,019
      8,340,000   Sompo Japan Insurance, Inc.** ................     72,569,545
                                                                    248,749,694

See Notes to Schedules of Investments and Financial Statements.


28  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Publishing - Books - 2.1%
     16,295,357   Reed Elsevier PLC** .......................... $  145,259,640

Reinsurance - 1.6%
         40,538   Berkshire Hathaway, Inc. - Class B* ..........    113,668,552

Retail - Discount - 0.8%
     17,927,400   Wal-Mart de Mexico S.A. de C.V. ..............     58,665,980

Soap and Cleaning Preparations - 1.1%
      2,796,714   Reckitt Benckiser PLC** ......................     76,559,113

Telephone - Integrated - 1.4%
         23,246   Nippon Telegraph & Telephone Corp.** .........     98,509,276

Television - 5.0%
     37,997,286   British Sky Broadcasting Group PLC** .........    354,031,395

Tobacco - 0.2%
        593,541   ITC, Ltd. ....................................     14,229,153

Toys - 2.0%
      4,730,525   Mattel, Inc.# ................................     82,831,493
        536,700   Nintendo Company, Ltd.** .....................     60,447,613
                                                                    143,279,106
--------------------------------------------------------------------------------
Total Common Stock (cost $5,645,329,419) .......................  6,172,113,167
--------------------------------------------------------------------------------
Preferred Stock - 0.8%
Multimedia - 0.3%
        627,660   News Corporation, Ltd. (ADR) .................     19,733,630

Soap and Cleaning Preparations - 0.5%
        513,473   Henkel KGaA ..................................     38,438,783
--------------------------------------------------------------------------------
Total Preferred Stock (cost $63,282,479) .......................     58,172,413
--------------------------------------------------------------------------------
Money Markets - 4.2%
                  Janus Institutional Cash Reserve Fund
   $300,000,000    1.75% (cost $300,000,000) ...................    300,000,000
--------------------------------------------------------------------------------
Other Securities - 4.8%
    335,414,263   State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $335,414,263) ........    335,414,263
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 0.7%
                  Federal Home Loan Bank System
    $50,000,000    1.92%, 1/24/05 (amortized cost $49,776,000) .     49,750,000
--------------------------------------------------------------------------------
Time Deposits - 6.2%
                  Credit Suisse First Boston (USA), Inc., ETD
    305,000,000    1.78125%, 11/1/04 ...........................    305,000,000
                  SunTrust Banks, Inc., ETD
    135,500,000    1.78125%, 11/1/04 ...........................    135,500,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $440,500,000) ........................    440,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $6,834,302,161) - 104.0% .........  7,355,949,843
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.0)%    (281,629,282)
--------------------------------------------------------------------------------
Net Assets - 100% .............................................. $7,074,320,561
--------------------------------------------------------------------------------

Summary of Investments by Country

                                                               % of Investment
Country                                     Market Value            Securities
--------------------------------------------------------------------------------
Australia                                 $   37,417,167                  0.5%
Bermuda                                      204,936,628                  2.8%
Brazil                                        80,203,806                  1.1%
France                                       272,783,738                  3.7%
Germany                                       38,438,783                  0.5%
India                                        373,317,424                  5.1%
Ireland                                       53,722,760                  0.7%
Japan                                        855,391,921                 11.6%
Mexico                                       181,482,905                  2.5%
Netherlands                                  386,612,072                  5.3%
Singapore                                     71,149,677                  1.0%
South Korea                                   87,917,666                  1.2%
Switzerland                                  461,371,473                  6.3%
Taiwan                                         1,686,085                  0.0%
United Kingdom                             1,327,159,412                 18.0%
United States++                            2,922,358,326                 39.7%
--------------------------------------------------------------------------------
Total                                     $7,355,949,843                100.0%

++Includes Short-Term Securities and Other Securities (24.4% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and               Currency               Currency      Unrealized
Settlement Date               Units Sold        Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/19/04       275,600,000         $  504,137,400    $ (7,474,400)
British Pound 4/15/05         33,000,000             59,744,226      (1,614,725)
Japanese Yen 3/4/05       17,050,000,000            161,858,996      (4,202,922)
Singapore Dollar 11/19/04     75,600,000             45,424,366      (1,187,666)
Swiss Franc 4/15/05          306,000,000            256,561,319     (10,723,406)
--------------------------------------------------------------------------------
Total                                            $1,027,726,307    $(25,203,119)

See Notes to Schedules of Investments and Financial Statements.


                        Janus International & Global Funds  October 31, 2004  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Assets and Liabilities

                                                               Janus          Janus         Janus
As of October 31, 2004                                       Global Life     Global        Global          Janus          Janus
(all numbers in thousands except net asset value per share)   Sciences    Opportunities  Technology      Overseas       Worldwide
                                                                Fund         Fund(1)        Fund           Fund            Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(2)                                     $ 1,085,668   $ 177,351     $ 1,122,532    $ 1,806,580    $  6,834,302
  Investments at value(2)                                    $ 1,318,895   $ 210,149     $ 1,375,439    $ 2,214,895    $  7,355,950
    Cash                                                           1,584       1,096           1,503          1,087           1,517
    Cash denominated in foreign currencies(3)                         --         320             213            899          51,022
    Receivables:
      Investments sold                                               665          90          10,107         26,888          74,704
      Fund shares sold                                               163         133             287          1,049           1,073
      Dividends                                                      315         411             536          5,699          20,171
      Interest                                                         6           1             234             45             232
    Other assets                                                      30           4              29             57             194
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                   1,321,658     212,204       1,388,348      2,250,619       7,504,863
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
  Collateral for securities loaned (Note 1)                      131,975       3,461         124,211        116,772         335,414
  Investments purchased                                            2,618          68           3,200         12,257           6,091
  Fund shares repurchased                                          1,426         332           1,359         28,059          57,676
  Advisory fees                                                      652         111             675          1,167           3,662
  Transfer agent fees and expenses                                   360          55             483            420           1,467
  Foreign tax liability                                               --          --              95          1,389              --
  Accrued expenses                                                   255          57             198            375           1,029
  Forward currency contracts                                         876         706           3,104             --          25,203
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                138,162       4,790         133,325        160,439         430,542
Net Assets                                                   $ 1,183,496   $ 207,414     $ 1,255,023    $ 2,090,180    $  7,074,321
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in-surplus)*                   $ 2,051,911   $ 199,128     $ 3,885,770    $ 2,958,999    $ 12,964,347
  Undistributed net investment income/(loss)*                         --         399              --         14,191          50,827
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                        (1,100,777)    (24,216)     (2,880,474)    (1,290,109)     (6,438,151)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                            232,362      32,103         249,727(4)     407,099(4)      497,298
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                             $ 1,183,496   $ 207,414     $ 1,255,023    $ 2,090,180    $  7,074,321
------------------------------------------------------------------------------------------------------------------------------------
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                                 73,596      16,037         129,336         96,687         185,557
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                    $     16.08   $   12.93     $      9.70    $     21.62    $      38.12
------------------------------------------------------------------------------------------------------------------------------------

     *See Note 4 in the Notes to the Financial Statements.
(1)   Formerly named Janus Global Value Fund.
(2) Investments at cost and value include $128,520,004, $3,357,346, $120,293,485, $112,130,087 and $322,834,644 of securities loaned for Janus
      Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively (Note 1).
(3)   Includes cost of $320,336, $211,979, $897,325 and $50,984,006 for Janus
      Global Opportunities Fund, Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.
(4) Net of foreign taxes on investments of $95,454 and $1,388,553 for Janus Global Technology Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.


30  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Operations

For the fiscal year ended                                            Janus        Janus         Janus
October 31, 2004                                                  Global Life     Global        Global       Janus         Janus
(all numbers in thousands)                                          Sciences   Opportunities  Technology   Overseas      Worldwide
                                                                      Fund        Fund(1)        Fund        Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $     284    $    314     $   1,469    $     170    $     4,477
  Securities lending income                                               290           6           377          881          1,982
  Dividends                                                             6,128       2,201         9,745       42,471        147,172
  Dividends from affiliates                                                --          --            --           --            747
  Foreign tax withheld                                                   (329)       (192)       (1,198)      (2,455)       (13,175)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                 6,373       2,329        10,393       41,067        141,203
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                         8,333       1,132         9,581       16,157         58,977
  Transfer agent fees and expenses                                      3,579         501         4,676        5,462         20,668
  Registration fees                                                        39          19            37           67            100
  Postage and mailing expenses                                            464          48           595          316          1,580
  Custodian fees                                                           84          41           209          667          2,043
  Printing expenses                                                       457         101           657          362          1,385
  Audit fees                                                               39          21            10           57             26
  Trustees' fees and expenses                                              24           8            33           49            163
  Other expenses                                                           68          40            78          103            344
  Non-recurring costs (Note 2)                                             19           3            20           34            120
  Costs assumed by Janus Capital Management LLC (Note 2)                  (19)         (3)          (20)         (34)          (120)
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                         13,087       1,911        15,876       23,240         85,286
Expense and Fee Offsets                                                   (47)         (7)          (29)         (42)          (310)
Net Expenses                                                           13,040       1,904        15,847       23,198         84,976
Net Investment Income/(Loss)                                           (6,667)        425        (5,454)      17,869         56,227
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions               154,341      14,152        73,536      423,741      1,504,730
  Net realized gain/(loss) from foreign currency transactions          (4,228)     (2,567)       (6,143)        (575)           504
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                  (22,597)      3,562      (173,129)(2) (150,028)(2) (1,144,540)
  Payment from affiliate (Note 2)                                          --          --             4          257             48
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                127,516      15,147      (105,732)     273,395        360,742
Net Increase/(Decrease) in Net Assets Resulting from Operations     $ 120,849    $ 15,572     $(111,186)   $ 291,264    $   416,969
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Global Value Fund.
(2) Net of foreign taxes on investments of $95,454 and $1,388,553 for Janus Global Technology Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.


                        Janus International & Global Funds  October 31, 2004  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                        Janus Global Life
For the fiscal year ended October 31                                      Sciences Fund
(all numbers in thousands)                                               2004          2003
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (6,667)   $    (3,681)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                 150,113       (100,133)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  (22,597)       270,947
  Payment from affiliate (Note 2)                                          --             --
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       120,849        167,133
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   --             --
  Net realized gain from investment transactions*                          --             --
----------------------------------------------------------------------------------------------
  Net Decrease from Dividends and Distributions                            --             --
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         132,205         64,423
  Redemption fees                                                         112             44
  Shares issued in connection with acquisition*                           N/A            N/A
  Reinvested dividends and distributions                                   --             --
  Shares repurchased                                                 (333,890)      (357,103)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (201,573)      (292,636)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (80,724)      (125,503)
Net Assets:
  Beginning of period                                               1,264,220      1,389,723
----------------------------------------------------------------------------------------------
  End of Period                                                   $ 1,183,496    $ 1,264,220
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Undistributed Net Investment Income/(Loss)*                       $        --    $        --
----------------------------------------------------------------------------------------------

     *See Notes 4 and 5 in Notes to Financial Statements.
(1)   Formerly named Janus Global Value Fund.
(2) Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


32  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Janus Global                 Janus Global
For the fiscal year ended October 31                              Opportunities Fund(1)           Technology Fund
(all numbers in thousands)                                            2004         2003           2004           2003
------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     425    $     357    $    (5,454)   $    (3,598)
  Net realized gain/(loss) from investment
    and foreign currency transactions                               11,585      (18,637)        67,393        (79,265)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                 3,562       56,769       (173,129)       568,437
  Payment from affiliate (Note 2)                                       --           --              4             --
------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     15,572       38,489       (111,186)       485,574
------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (382)        (641)            --             --
  Net realized gain from investment transactions*                       --           --             --             --
------------------------------------------------------------------------------------------------------------------------
  Net Decrease from Dividends and Distributions                       (382)        (641)            --             --
------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                       95,444      108,668        163,947        217,601
  Redemption fees                                                       59           81            167            102
  Shares issued in connection with acquisition*                        N/A          N/A            N/A         22,322
  Reinvested dividends and distributions                               375          612             --             --
  Shares repurchased                                               (47,313)    (152,440)      (453,636)      (319,382)
------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             48,565      (43,079)      (289,522)       (79,357)
------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               63,755       (5,231)      (400,708)       406,217
Net Assets:
  Beginning of period                                              143,659      148,890      1,655,731      1,249,514
------------------------------------------------------------------------------------------------------------------------
  End of Period                                                  $ 207,414    $ 143,659    $ 1,255,023    $ 1,655,731
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income/(Loss)*                      $     399    $     364    $        --    $    (3,001)
------------------------------------------------------------------------------------------------------------------------

                                                                             Janus                            Janus
For the fiscal year ended October 31                                     Overseas Fund                    Worldwide Fund
(all numbers in thousands)                                               2004        2003(2)            2004         2003(2)
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    17,869    $    34,985    $     56,227    $    120,474
  Net realized gain/(loss) from investment
    and foreign currency transactions                                 423,166        (42,376)      1,505,234        (604,714)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                 (150,028)       703,648      (1,144,540)      2,074,883
  Payment from affiliate (Note 2)                                         257             39              48              30
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       291,264        696,296         416,969       1,590,673
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (33,320)       (33,135)       (102,305)       (122,640)
  Net realized gain from investment transactions*                          --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------
  Net Decrease from Dividends and Distributions                       (33,320)       (33,135)       (102,305)       (122,640)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         494,697      3,259,541         524,188       2,089,555
  Redemption fees                                                         375            142             389             170
  Shares issued in connection with acquisition*                           N/A          8,889             N/A             N/A
  Reinvested dividends and distributions                               32,562         31,585         100,533         120,183
  Shares repurchased                                               (1,506,835)    (4,394,478)     (5,206,108)     (5,802,454)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (979,201)    (1,094,321)     (4,580,998)     (3,592,546)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (721,257)      (431,160)     (4,266,334)     (2,124,513)
Net Assets:
  Beginning of period                                               2,811,437      3,242,597      11,340,655      13,465,168
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                   $ 2,090,180    $ 2,811,437    $  7,074,321    $ 11,340,655
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income/(Loss)*                       $    14,191    $    30,217    $     50,827    $    102,470
-----------------------------------------------------------------------------------------------------------------------------

     *See Notes 4 and 5 in Notes to Financial Statements.
(1)   Formerly named Janus Global Value Fund.
(2) Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


                        Janus International & Global Funds  October 31, 2004  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

For a share outstanding during the                                                 Janus Global Life Sciences Fund
fiscal year ended October 31                                      2004             2003          2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    14.61       $    12.82    $    16.96     $    22.41     $    11.97
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      --(1)            --(1)         --(1)          --(1)         .02
  Net gains/(losses) on securities
    (both realized and unrealized)                                1.47             1.79         (4.14)         (5.43)         10.42
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  1.47             1.79         (4.14)         (5.43)         10.44
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                           --               --            --           (.02)            --
  Distributions (from capital gains)*                               --               --            --             --             --
  Redemption fees                                                   --(2)            --(2)        N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                       --               --            --           (.02)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    16.08       $    14.61    $    12.82     $    16.96     $    22.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     10.06%(3)        13.87%       (24.35)%       (24.26)%        87.22%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $1,183,496       $1,264,220    $1,389,723     $2,415,086     $4,267,458
Average Net Assets for the Period (in thousands)            $1,288,416       $1,296,095    $1,927,734     $2,957,777     $2,987,158
Ratio of Gross Expenses to Average Net Assets(4)(5)               1.02%            0.99%         0.89%          0.93%          0.97%
Ratio of Net Expenses to Average Net Assets(4)                    1.01%            0.98%         0.88%          0.91%          0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets      (0.52)%          (0.28)%       (0.42)%        (0.32)%         0.14%
Portfolio Turnover Rate                                             78%             135%           73%            84%           147%

For a share outstanding during the fiscal year                                    Janus Global Opportunities Fund(6)
or period ended October 31                                              2004            2003            2002         2001(7)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $     11.66     $      8.64     $      9.68     $     10.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           .03             .03             .03             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                                      1.27            3.02           (1.04)           (.34)
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        1.30            3.05           (1.01)           (.32)
------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                               (.03)           (.04)           (.02)             --
  Distributions (from capital gains)*                                     --              --            (.01)             --
  Redemption fees                                                         --(2)          .01             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                           (.03)           (.03)           (.03)             --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $     12.93     $     11.66     $      8.64     $      9.68
------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                         11.18%          35.51%         (10.59)%         (3.10)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $   207,414     $   143,659     $   148,890     $    63,425
Average Net Assets for the Period (in thousands)                 $   175,110     $   132,935     $   155,411     $    54,832
Ratio of Gross Expenses to Average Net Assets***(4)(5)                  1.09%           1.17%           1.19%           1.52%
Ratio of Net Expenses to Average Net Assets***(4)                       1.09%           1.16%           1.16%           1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***          0.24%           0.27%           0.40%           0.64%
Portfolio Turnover Rate***                                                37%             31%             84%              0%

     *See Note 4 in Notes to Financial Statements.
    **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(3) In 2004, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)   See "Explanations of Charts, Tables and Financial Statements."
(5) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(6)   Formerly named Janus Global Value Fund.
(7)   Fiscal period from June 29, 2001 (inception date) through October 31,
      2001.

See Notes to Financial Statements.


34  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the fiscal year                                       Janus Global Technology Fund
fiscal year ended October 31                                      2004              2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    10.44        $     7.41    $    10.83    $    27.44    $    20.95
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .02                --(1)       (.01)          .36          (.02)
  Net gains/(losses) on securities
    (both realized and unrealized)                                (.76)             3.03         (3.41)       (16.64)         6.71
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (0.74)             3.03         (3.42)       (16.28)         6.69
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                           --                --            --          (.16)         (.02)
  Distributions (from capital gains)*                               --                --            --            --          (.18)
  Tax return of capital*                                            --                --            --          (.17)           --
  Redemption fees                                                   --(2)             --(2)        N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                       --                --            --          (.33)         (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $     9.70        $    10.44    $     7.41    $    10.83    $    27.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (7.09)%(3)        41.08%       (31.67)%      (59.95)%       31.99%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $1,255,023        $1,655,731    $1,249,514    $2,275,691    $7,564,492
Average Net Assets for the Period (in thousands)            $1,480,508        $1,332,510    $1,906,518    $4,009,850    $8,883,777
Ratio of Gross Expenses to Average Net Assets(4)(5)               1.07%             1.07%         0.96%         0.92%         0.91%
Ratio of Net Expenses to Average Net Assets(4)                    1.07%             1.06%         0.94%         0.90%         0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets      (0.37)%           (0.27)%       (0.14)%        0.55%         0.17%
Portfolio Turnover Rate                                             24%               48%           66%           60%           47%

For a share outstanding during the the                                                  Janus Overseas Fund
fiscal year ended October 31                                      2004            2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    19.50      $    15.44     $    18.44     $    33.44     $    25.35
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .18             .24            .15            .28            .01
  Net gains/(losses) on securities
    (both realized and unrealized)                                2.18            3.98          (3.05)        (11.42)          8.22
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  2.36            4.22          (2.90)        (11.14)          8.23
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                         (.24)           (.16)          (.10)          (.20)            --
  Distributions (from capital gains)*                               --              --             --          (3.66)          (.14)
  Redemption fees                                                   --(2)           --(2)         N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                     (.24)           (.16)          (.10)         (3.86)          (.14)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    21.62      $    19.50     $    15.44     $    18.44     $    33.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     12.24%(3)       27.62%        (15.78)%       (37.09)%        32.59%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $2,090,180      $2,811,437     $3,242,597     $4,988,637     $9,380,308
Average Net Assets for the Period (in thousands)            $2,496,896      $2,897,732     $4,445,864     $6,945,505     $9,862,835
Ratio of Gross Expenses to Average Net Assets(4)(5)               0.93%           0.94%          0.91%          0.87%          0.89%
Ratio of Net Expenses to Average Net Assets(4)                    0.93%           0.94%          0.89%          0.85%          0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets       0.72%           1.21%          0.69%          0.77%          0.22%
Portfolio Turnover Rate                                             58%            104%            63%            65%            62%

     *See Note 4 in Notes to Financial Statements.
(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(3) In 2004, Janus Capital and/or Janus Services fully reimbursed Janus Global Technology Fund and Janus Overseas Fund for a loss on a transaction resulting from a certain trading, which otherwise would have reduced total return by less than 0.01%.
(4)   See "Explanations of Charts, Tables and Financial Statements."
(5) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.


                        Janus International & Global Funds  October 31, 2004  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

For a share outstanding during the                                                    Janus Worldwide Fund
fiscal year ended October 31                                      2004            2003           2002           2001          2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    37.34     $     32.87    $     40.17    $     70.74    $     58.87
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .30             .37            .27            .39            .03
  Net gains/(losses) on securities
    (both realized and unrealized)                                 .84            4.41          (7.56)        (24.04)         13.15
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  1.14            4.78          (7.29)        (23.65)         13.18
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                         (.36)           (.31)          (.01)          (.41)          (.03)
  Distributions (from capital gains)*                               --              --             --          (6.51)         (1.28)
  Redemption fees                                                   --(1)           --(1)         N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                     (.36)           (.31)          (.01)         (6.92)         (1.31)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    38.12     $     37.34    $     32.87    $     40.17    $     70.74
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      3.06%(2)       14.65%        (18.15)%       (36.56)%        22.41%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $7,074,321     $11,340,655    $13,465,168    $20,331,383    $37,775,243
Average Net Assets for the Period (in thousands)            $9,278,240     $12,123,565    $18,185,263    $27,993,000    $38,726,913
Ratio of Gross Expenses to Average Net Assets(3)(4)               0.92%           0.93%          0.87%          0.87%          0.88%
Ratio of Net Expenses to Average Net Assets(3)                    0.92%           0.92%          0.86%          0.85%          0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets       0.61%           0.99%          0.62%          0.53%          0.13%
Portfolio Turnover Rate                                            120%            108%            73%            78%            58%

    * See Note 4 in Notes to Financial Statements.
(1) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2) In 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from a certain trading and or/pricing errors, which otherwise would have reduced total return by less than 0.01%.
(3)   See "Explanations of Charts, Tables and Financial Statements."
(4) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.


36  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Schedules of Investments

Lipper Global Funds           A fund that invests at least 25% of its portfolio
                              in securities traded outside of the United States and that may own U.S. securities as well.

Lipper Health/Biotechnology   A fund that invests at least 65% of its equity
Funds                         portfolio in shares of companies engaged in health
                              care, medicine, and biotechnology.

Lipper International Funds    A fund that invests its assets in securities with
                              primary trading markets outside of the United
                              States.

Lipper Science & Technology   A fund that invests at least 65% of its equity
Funds                         portfolio in science and technology stocks.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International EAFE(R) Index   of companies representative of the market
                              structure of 21 Developed Market countries in Europe, Australasia and the Far East.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International World Index(SM) of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Capital        Is a capitalization weighted index that monitors
International World           the performance of information technology stocks
Information Technology Index  from around the world.

Russell 1000(R) Growth Index  Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index   Measures the performance of those Russell 1000
                              companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                           American Depositary Receipt

ETD                           Euro Time Deposit

PLC                           Public Limited Company

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange

NVDR                          Non-Voting Depositary Receipt

SDR                           Swedish Depositary Receipt

WI                            When-Issued Security

*       Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

(omega) Rate is subject to change. Rate shown reflects current rate.

(delta) Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.

(beta)  Security is illiquid.

# Loaned security, a portion or all of the security is on loan as of October 31, 2004.

+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).


                        Janus International & Global Funds  October 31, 2004  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Schedules of Investments (continued)

(sigma) Schedule of Fair Valued Securities
                                                                      Value as
                                                                        % of
                                                            Value     Net Assets
--------------------------------------------------------------------------------
Janus Global Technology Fund
Candescent Technologies Corp., 8.00% convertible senior
  subordinated debentures, due 5/1/03 (144A)             $         0     0.0%
Yahoo Japan Corp. (WI)                                     5,483,030     0.4%
--------------------------------------------------------------------------------
                                                         $ 5,483,030     0.4%
--------------------------------------------------------------------------------
Janus Overseas Fund
TI Automotive, Ltd.                                      $         0     0.0%
C.P. 7-Eleven Public Company, Ltd.                         4,934,494     0.2%
NTT Urban Development Corp.                                1,572,182     0.1%
--------------------------------------------------------------------------------
                                                         $ 6,506,676     0.3%
--------------------------------------------------------------------------------

Securities are valued at "fair value" pursuant to procedures adapted by the Funds' trustees.

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts and/or securities lending arrangements as of October 31, 2004 are noted below.

Fund                                                            Aggregate Value
================================================================================
Janus Global Life Sciences Fund                                  $  324,801,494
Janus Global Opportunities Fund(1)                                   70,204,116
Janus Global Technology Fund                                        446,030,083
Janus Overseas Fund                                                 116,771,712
Janus Worldwide Fund                                              3,050,486,745
--------------------------------------------------------------------------------
(1) Formerly named Janus Global Value Fund.

ss. Schedule of Restricted and Illiquid Securities

                                                                                                                           Value as
                                                                            Acquisition     Acquisition                      % of
                                                                               Date            Cost          Value        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures, due 5/1/03 (144A)(sigma)   3/6/00 - 2/23/01   $24,227,500    $        0         0.0%
Mercury Interactive Corp., 4.75%
  convertible notes, due 7/1/07 (144A)                                        6/27/00         6,975,000     6,913,969         0.6%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            $31,202,500    $6,913,969         0.6%
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund
TI Automotive, Ltd.(sigma)                                                     7/1/01       $         0    $        0         0.0%
------------------------------------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of October 31, 2004. The issuer incurs all registration costs.

(pound) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2004.

                                                Purchases                   Sales             Realized       Dividend   Market Value
                                          Shares        Cost         Shares        Cost      Gain/(Loss)      Income    at 10/31/04
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund
PowerDsine, Ltd. (New York Shares)        297,370    $3,419,755           --   $        --   $         --        $--     $3,827,152
Yipes Communication Group, Inc.                --            --    2,307,692    14,999,998    (14,999,998)        --             --
------------------------------------------------------------------------------------------------------------------------------------
                                                     $3,419,755                $14,999,998   $(14,999,998)       $--     $3,827,152

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


38  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Life Sciences Fund, Janus Global Opportunities Fund (formerly named Janus Global Value Fund), Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has twenty seven funds. Nineteen of the funds invest primarily in equity securities. Each of the Funds in this report are classified as diversified as defined in the1940 Act, with the exception of Janus Global Opportunities Fund and Global Technology Fund, which are classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the fourth calendar quarter, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, however, the Funds will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral as permitted by the Securities Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2004, the following Funds had on loan securities as indicated:

                                                                    Value at
Fund                                                            October 31, 2004
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund                                   $128,520,004
Janus Global Opportunities(1)                                        3,357,346
Janus Global Technology Fund                                       120,293,485
Janus Overseas Fund                                                112,130,087
Janus Worldwide Fund                                               322,834,644
--------------------------------------------------------------------------------
(1) Formerly named Janus Global Value Fund.


                        Janus International & Global Funds  October 31, 2004  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements

As of October 31, 2004, the following Funds received cash collateral in accordance with securities lending activity as indicated:

                                                                 Collateral at
Fund                                                            October 31, 2004
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund                                   $131,974,569
Janus Global Opportunities(1)                                        3,460,820
Janus Global Technology Fund                                       124,210,921
Janus Overseas Fund                                                116,771,712
Janus Worldwide Fund                                               335,414,263
--------------------------------------------------------------------------------
(1) Formerly named Janus Global Value Fund.

As of October 31, 2004, all cash collateral received by the Funds was invested into the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in United States Dollars and 105% of the market value of the loaned securities which are not denominated in United States Dollars.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2004, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

Restricted Security Transactions

Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends and capital gains (if any) annually. The majority of dividends and


40  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Funds' organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

2. AGREEMENTS

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%, except Janus Worldwide Fund. The advisory fee for Janus Worldwide Fund is equal to 0.60% of average daily net assets. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of each Fund's advisory fee from 0.65% to 0.64%, except for Janus Worldwide Fund which was reduced from 0.65% to 0.60%.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Funds are no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. Custody credits received reduce custodian fees. The Funds could have employed the assets used by the broker and/or custodian to produce income if it had not entered into an expense offset arrangement.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

As of the date of this report, a 2.00% redemption fee may be imposed on shares of the Funds held for three months or less. Effective March 1, 2004, the redemption fee for the Funds increased from 1.00% to 2.00% on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund were $112,023, $59,263, $167,496, $375,292 and $389,391, respectively, for the fiscal year ended October 31, 2004.

For the fiscal year ended October 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series in connection with the regulatory and civil


                        Janus International & Global Funds  October 31, 2004  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

litigation matters discussed in Note 7. These non-recurring costs were allocated to all funds based on the funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to all funds based on the funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waiver are shown in the Statement of Operations.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

During the fiscal year ended October 31, 2004, Janus Capital reimbursed the Janus Overseas Fund $253,917 as a result of a loss due to a corrected portfolio holding trade and Janus Worldwide Fund $45,532 as a result of an incorrect NAV.

During the fiscal year ended October 31, 2004, Janus Services reimbursed Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund $341, $4,372, $3,417 and $2,388, respectively, as a result of dilutions caused by incorrectly processed shareholder activity.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period November 1, 2003 through June 16, 2004 are noted below.

                                           DST Securities, Inc.       Fund
                                               Commissions          Expense
Fund                                               Paid            Reduction      DST Systems Cost
--------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund                $       --         $       --         $  463,654
Janus Global Opportunities Fund(1)                     --                 --             68,320
Janus Global Technology Fund                        6,266              4,701            729,661
Janus Overseas Fund                                    --                 --            223,721
Janus Worldwide Fund                               33,215             24,917          1,065,049
--------------------------------------------------------------------------------------------------

(1) Formerly named Janus Global Value Fund.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2004, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

                                          Purchases         Sales        Dividend     Market Value
                                         Shares/Cost     Shares/Cost      Income      at 10/31/04
--------------------------------------------------------------------------------------------------
Janus Government Money Market Fund
Janus Worldwide Fund                     $ 25,000,000   $ 25,000,000     $ 27,951     $         --
--------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Janus Worldwide Fund                     $920,000,000   $620,000,000     $640,162     $300,000,000
--------------------------------------------------------------------------------------------------
Janus Money Market Fund
Janus Worldwide Fund                     $405,000,000   $405,000,000     $ 79,271     $         --
--------------------------------------------------------------------------------------------------

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended October 31, 2004

                                                                                  Purchase of Long-      Proceeds from Sales
                                          Purchase of    Proceeds from Sales    Term U.S. Government       of Long-Term U.S.
Fund                                      Securities        of Securities            Obligations        Government Obligations
------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund        $   992,889,699    $ 1,194,681,839               $--                      $--
Janus Global Opportunities Fund(1)          82,088,364         54,506,550                --                       --
Janus Global Technology Fund               357,633,967        666,880,828                --                       --
Janus Overseas Fund                      1,446,165,950      2,411,442,533                --                       --
Janus Worldwide Fund                    10,596,181,155     15,768,958,357                --                       --
------------------------------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Global Value Fund.


42  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2004 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                      Undistributed      Undistributed                            Other Book          Net Tax
                                         Ordinary           Long-Term          Accumulated           to Tax        Appreciation/
Fund                                      Income              Gains          Capital Losses       Differences      (Depreciation)
=================================================================================================================================
Janus Global Life Sciences Fund      $            --          $--           $(1,086,311,629)   $        10,793    $   217,885,993
Janus Global Opportunities Fund(1)           398,388           --               (24,911,492)            10,420         32,788,353
Janus Global Technology Fund                      --           --            (2,871,725,113)        (1,983,822)       242,962,017
Janus Overseas Fund(2)                    14,166,506           --            (1,280,941,827)           163,118        397,792,741
Janus Worldwide Fund                      50,826,481           --            (6,413,735,485)          (563,426)       473,445,646
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Global Value Fund.
(2) Capital loss carryovers subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2004

Fund                                             October 31, 2008   October 31, 2009   October 31, 2010  October 31, 2011
==========================================================================================================================
Janus Global Life Sciences Fund                     $(280,005,761)     $(451,314,670)     $(251,753,591)    $(103,237,607)
Janus Global Opportunities Fund(1)                             --                 --         (5,973,440)      (18,938,052)
Janus Global Technology Fund                         (104,217,151)    (1,827,246,526)      (857,178,929)      (83,082,507)
Janus Overseas Fund(2)                                         --       (554,282,294)      (665,937,421)      (60,722,112)
Janus Worldwide Fund                                           --     (2,555,934,311)     (3,186,843,71)     (670,957,456)
--------------------------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Global Value Fund.
(2) Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2004, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund                                             Capital Loss Carryover Utilized
================================================================================
Janus Global Life Sciences Fund                                     $147,127,913
Janus Opportunities Fund(1)                                           11,564,516
Janus Global Technology Fund                                          67,960,457
Janus Overseas Fund                                                  421,686,014
Janus Worldwide Fund                                               1,439,569,311
--------------------------------------------------------------------------------
(1) Formerly named Janus Global Value Fund.


                        Janus International & Global Funds  October 31, 2004  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                       Federal Tax      Unrealized        Unrealized
Fund                                      Cost         Appreciation     (Depreciation)
======================================================================================
Janus Global Life Sciences Fund      $1,101,009,286   $  261,994,123   $  (44,108,130)
Janus Global Opportunities Fund(1)      177,361,128       37,219,351       (4,430,998)
Janus Global Technology Fund          1,132,381,763      331,825,698      (88,768,227)
Janus Overseas Fund                   1,815,747,840      463,665,642      (64,518,350)
Janus Worldwide Fund                  6,882,504,197      727,606,223     (254,160,577)
--------------------------------------------------------------------------------------

(1) Formerly named Janus Global Value Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2004
                                                     Distributions
                                     -----------------------------------------------
                                     From Ordinary   From Long-Term    Tax Return of    Net Investment
Fund                                    Income        Capital Gains       Capital            Loss
======================================================================================================
Janus Global Life Sciences Fund      $         --          $--              $--          $ (7,055,029)
Janus Global Opportunities Fund(1)        382,168           --               --                    --
Janus Global Technology Fund                   --           --               --            (5,547,781)
Janus Overseas Fund                    33,320,335           --               --                    --
Janus Worldwide Fund                  102,304,753           --               --                    --
------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Global Value Fund.

For the fiscal year ended October 31, 2003
                                                     Distributions
                                     -----------------------------------------------
                                     From Ordinary   From Long-Term    Tax Return of    Net Investment
Fund                                    Income        Capital Gains       Capital            Loss
======================================================================================================
Janus Global Life Sciences Fund      $         --          $--              $--          $(3,594,758)
Janus Global Opportunities Fund(1)        641,156           --               --                   --
Janus Global Technology Fund                   --           --               --           (3,857,221)
Janus Overseas Fund                    33,135,335           --               --                   --
Janus Worldwide Fund                  122,639,451           --               --                   --
------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Global Value Fund.


44  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. FUND ACQUISITIONS AND FUND REORGANIZATIONS

On April 21, 2003, certain Funds, as listed below (each an "Acquiring Fund"), acquired all of the assets and liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Funds are presented on the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/(depreciation) as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                         Acquired       Net Assets
                                                                     Acquiring Fund   Acquired Fund  Fund Unrealized      After
Acquiring Fund                 Acquired Fund                           Net Assets      Net Assets         AP/DP       Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund   Berger Information Technology Fund    $1,196,479,094    $22,321,938    $(14,193,727)   $1,218,801,032
Janus Overseas Fund            Berger International Fund              2,735,169,004      8,888,573         222,070     2,744,057,577
------------------------------------------------------------------------------------------------------------------------------------

Acquiring Fund                 Acquired Fund                               Shares Acquired     Shares issued in Acquisition
---------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund   Berger Information Technology Fund             5,344,779                  2,974,555
Janus Overseas Fund            Berger International Fund                      1,335,727                    629,726
---------------------------------------------------------------------------------------------------------------------------


                        Janus International & Global Funds  October 31, 2004  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements(continued)

6. CAPITAL SHARE TRANSACTIONS

                                                                  Janus                 Janus                    Janus
For the fiscal year ended October 31                      Global Life Sciences    Global Opportunities     Global Technology
(all numbers in thousands)                                        Fund                  Fund(1)                  Fund
                                                            2004        2003        2004        2003        2004        2003
-----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                              7,843       4,862       7,418      11,999      15,459      25,586
  Shares issued in connection with acquisition*              N/A         N/A         N/A         N/A         N/A       2,975
  Reinvested distributions                                    --          --          31          69          --          --
  Shares Repurchased                                     (20,764)    (26,780)     (3,729)    (16,991)    (44,697)    (38,660)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions    (12,921)    (21,918)      3,720      (4,923)    (29,238)    (10,099)
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                   86,517     108,435      12,317      17,240     158,574     168,673
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         73,596      86,517      16,037      12,317     129,336     158,574
-----------------------------------------------------------------------------------------------------------------------------

                                                                 Janus                  Janus
For the fiscal year ended October 31                           Overseas               Worldwide
(all numbers in thousands)                                       Fund                   Fund
                                                            2004        2003        2004       2003
-----------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                             23,515     205,329      13,286      63,891
  Shares issued in connection with acquisition*              N/A         630         N/A         N/A
  Reinvested distributions                                 1,649       2,044       2,649       3,721
  Shares Repurchased                                     (72,670)   (273,887)   (134,107)   (173,587)
-----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions    (47,506)    (65,884)   (118,172)   (105,975)
-----------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                  144,193     210,077     303,729     409,704
-----------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         96,687     144,193     185,557     303,729
-----------------------------------------------------------------------------------------------------

     *See Note 5 in Notes to Financial Statements.
(1)   Formerly named Janus Global Value Fund.


46  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices.

On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements. Pursuant to such agreements, Janus Capital agreed to pay $50 million in restoration to compensate investors for any adverse effects of frequent trading and $50 million in civil penalties. Janus Capital also agreed to reduce its management fees in the amount of $25 million per year for five years. Specific fee reductions, effective July 1, 2004, were determined on a fund-by-fund basis and were calculated using assets under management as of May 31, 2004. Therefore, the total reduction in revenue over a five-year period could be greater than or less than $125 million, depending on whether assets under management in the affected funds increase or decrease. Janus also agreed to make $1.2 million in other settlement-related payments required by the COAG and to implement certain corporate governance and compliance initiatives.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals. These actions generally allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits include actions purportedly brought on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (JCGI, Janus Capital or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus funds' Trustees, officers of the Janus funds, officers of Janus Capital, officers of JCGI, and directors of JCGI.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain funds managed by Janus Capital. These lawsuits are currently pending in the U.S. District Court for the District of Colorado.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


                        Janus International & Global Funds  October 31, 2004  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Life Sciences Fund, Janus Global Opportunities Fund (formerly Janus Global Value Fund), Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund (five of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 7, 2004


48  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception, unless otherwise noted) with one or more widely used market indices through October 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities as of October 31, 2004. This summary reports the Funds' exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet". It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Funds' net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.


                        Janus International & Global Funds  October 31, 2004  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest, or balance credits. The Statement of Operations reflects total expenses before any such offset (Gross Expense Ratio), and after expense offsets (Net Expense Ratio). The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.


50  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2004:

Foreign Taxes Paid and Foreign Source Income

          Fund                                    Foreign Taxes Paid         Foreign Source Income
==================================================================================================
Janus Global Opportunities Fund(1)                       191,516                  1,968,431
Janus Overseas Fund                                    2,421,516                 42,471,649
Janus Worldwide Fund                                  13,159,133                131,452,074
--------------------------------------------------------------------------------------------------

(1) Formerly named Janus Global Value Fund.

Dividends Received Deduction Percentage

Fund
================================================================================
Janus Global Opportunities Fund(1)                                     57%
Janus Worldwide Fund                                                   29%
--------------------------------------------------------------------------------
(1) Formerly named Janus Global Value Fund.

Qualified Dividend Income

Fund
================================================================================
Janus Global Opportunities Fund(1)                                    100%
Janus Overseas Fund                                                   100%
Janus Worldwide Fund                                                  100%
--------------------------------------------------------------------------------
(1) Formerly named Janus Global Value Fund.

Due to the uncertainty regarding procedures for identifying qualified foreign corporations, the qualified dividend income percentages reported on the 2004 Form 1099-DIV may be substantially lower than the percentages reported above.


                        Janus International & Global Funds  October 31, 2004  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-3713.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, these four registered investment companies consist of 61 series or funds.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Global Technology Fund, Janus Overseas Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Adviser Series, Janus Aspen Series and Janus Adviser.

Trustees

                                                                                             Number of
                                                                                             Funds in
                                                                                             Fund Complex
                       Positions Held   Length of      Principal Occupations                 Overseen        Other Directorships
Name, Age and Address  with Funds       Time Served    During the Past Five Years            by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen       Chairman         3/04-Present   Private Investor.                     61              Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206       Trustee          2/71-Present
Age 61

William F. McCalpin    Trustee          6/02-Present   Executive Vice President and Chief    59              Founding Director and
151 Detroit Street                                     Operating Officer of the Rockefeller                  Board Chair, Solar
Denver, CO 80206                                       Brothers Fund (a private family                       Development
Age 47                                                 foundation).                                          Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.  Trustee          6/02-Present   President and Chief Executive         59              Chairman of the Board
151 Detroit Street                                     Officer of The Field Museum of                        and Director,
Denver, CO 80206                                       Natural History.                                      Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


52 Janus International & Global Funds October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Trustees (cont.)

                                                                                             Number of
                                                                                             Funds in
                                                                                             Fund Complex
                       Positions Held   Length of      Principal Occupations                 Overseen        Other Directorships
Name, Age and Address  with Funds       Time Served    During the Past Five Years            by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe         Trustee          1/97-Present   Professor Emeritus of Business,       61              Co-founder and
151 Detroit Street                                     University of Colorado.                               Managing Director,
Denver, CO 80206                                       Formerly, Professor of Business,                      Roaring Fork Capital
Age 60                                                 University of Colorado, Colorado                      Partners (private
                                                       Springs, CO (1986-2004),                              equity firm); Director,
                                                       Distinguished Visiting Professor of                   Red Robin Gourmet
                                                       Business (2001-2002), Thunderbird                     Burgers, Inc.
                                                       (American Graduate School of
                                                       International Management), Phoenix,
                                                       AZ; and Principal (1988-1999) of
                                                       Phillips-Smith Retail Group
                                                       Addison, TX (a venture capital firm).

William D. Stewart     Trustee          6/84-Present   Corporate Vice President and          59              N/A
151 Detroit Street                                     General Manager of MKS
Denver, CO 80206                                       Instruments - HPS Products,
Age 60                                                 Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).

Martin H. Waldinger    Trustee          8/69-Present   Consultant.                           59              N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*      Trustee          6/69-Present   Formerly, President (1978-2002)       61              N/A
151 Detroit Street                                     and Chief Executive Officer (1994-
Denver, CO 80206                                       2002) of Janus Capital or Janus
Age 67                                                 Capital Corporation; President and
                                                       Director (1994-2002) of the Janus
                                                       Foundation; Chairman and Director
                                                       (1978-2002) of Janus Capital
                                                       Corporation and Director (1997-
                                                       2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                        Janus International & Global Funds  October 31, 2004  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Advisory Board

                                                                                             Number of
                                                                                             Funds in
                                                                                             Fund Complex
                       Positions Held   Length of      Principal Occupations                 Overseen by     Other
Name, Age and Address  with Funds       Time Served    During the Past Five Years            Advisory Board  Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
Advisory Board Members

Katherine A. Cattanach Advisory Board   4/03-Present   General Partner/Managing Principal    13              N/A
151 Detroit Street     Chairperson                     (since September 1987), INVESCO
Denver, CO 80206                                       Private Equity (formerly Sovereign
Age 59                                                 Financial Services, Inc.) (financial
                                                       consulting and management firm).
                                                       Formerly, Vice Chair of the Berger
                                                       Funds (1994-2002).

Harry T. Lewis, Jr.    Advisory Board   4/03-Present   Lewis Investments (since June 1988)   13              Director, J.D. Edwards
151 Detroit Street     Member                          (self-employed private investor).                     & Co. (1995 to March
Denver, CO 80206                                       Formerly, Trustee/Director of the                     2002). Director,
Age 71                                                 Berger Funds (1987-2002).                             National Fuel
                                                                                                             Corporation (oil & gas
                                                                                                             production); Advisory
                                                                                                             Director, Otologics,
                                                                                                             LLC, (implantable
                                                                                                             hearing aid) (since
                                                                                                             1999); Member of
                                                                                                             Community Advisory
                                                                                                             Board, Wells Fargo
                                                                                                             Bank - Denver.

Michael Owen           Advisory Board   4/03-Present   Dean of the College of Business of    13              N/A
151 Detroit Street     Member                          Sciences at Zayed University (since
Denver, CO 80206                                       September 2000). Formerly self-
Age 67                                                 employed as a financial and
                                                       management consultant, and in
                                                       real estate development (from June
                                                       1999 to September 2000). Dean
                                                       (from 1993 to June 1999) of
                                                       the College of Business, Montana
                                                       State University. Formerly,
                                                       Chairman of the Board of the
                                                       Berger Funds (1968-2002).

Albert C. Yates        Advisory Board   4/03-Present   President Emeritus, Colorado State    13              Member, Board of
151 Detroit Street     Member                          University (since 2003), President,                   Directors, Adolph
Denver, CO 80206                                       Chancellor and Professor of                           Coors Company
Age 63                                                 Chemistry, Colorado State University                  (brewing company)
                                                       (1990-2003). Formerly, Trustee/Director               (since 1998); Member,
                                                       of the Berger Funds (2000-2002).                      Board of Directors,
                                                                                                             Dominion Industrial
                                                                                                             Capital Bank (1999 to
                                                                                                             2000); Member, Board of
                                                                                                             Directors, Centennial
                                                                                                             Bank of the West
                                                                                                             (since 2001).
------------------------------------------------------------------------------------------------------------------------------------


54  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers

                                                             Term of Office* and            Principal Occupations
Name, Age and Address  Positions Held with Funds             Length of Time Served          During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
C. Mike Lu             Executive Vice President and          11/98-Present                  Vice President of Janus Capital and
151 Detroit Street     Portfolio Manager                                                    Portfolio Manager for other Janus
Denver, CO 80206       Janus Global Technology Fund                                         accounts.
Age 35

Brent A. Lynn          Executive Vice President and          1/01-Present                   Vice President of Janus Capital and
151 Detroit Street     Portfolio Manager                                                    Portfolio Manager for other Janus
Denver, CO 80206       Janus Overseas Fund                                                  accounts. Formerly, Analyst (1991-
Age 40                                                                                      2001) for Janus Capital Corporation.

Thomas R. Malley       Executive Vice President and          11/98-Present                  Vice President of Janus Capital and
151 Detroit Street     Portfolio Manager                                                    Portfolio Manager for other Janus
Denver, CO 80206       Janus Global Life Sciences Fund                                      accounts.
Age 35

Jason P. Yee           Executive Vice President and          3/01-Present                   Vice President of Janus Capital and
151 Detroit Street     Portfolio Manager                                                    Portfolio Manager for other Janus
Denver, CO 80206       Janus Global Opportunities Fund                                      accounts. Formerly, Portfolio Manager
Age 34                 and Janus Worldwide Fund                                             and Managing Director (1996-2000)
                                                                                            for Bee & Associates and Analyst
                                                                                            (2000-2001) for Janus Capital
                                                                                            Corporation.
-----------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


                        Janus International & Global Funds  October 31, 2004  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers (cont.)

                                                             Term of Office* and            Principal Occupations
Name, Age and Address  Positions Held with Funds             Length of Time Served          During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Anita E. Falicia       Vice President, Treasurer and         10/02-10/04**                  Vice President of Investment Accounting
151 Detroit Street     Principal Accounting Officer                                         of Janus Capital. Formerly, Assistant
Denver, CO 80206                                                                            Vice President (2000-2002) of Invest-
Age 36                 Chief Financial Officer               10/02-11/03                    ment Accounting of Janus Capital or
                                                                                            Janus Capital Corporation; Director
                                                                                            (1999-2000) of Investment Accounting
                                                                                            of Janus Capital Corporation; and
                                                                                            Director (1997-1999) of Fund
                                                                                            Accounting of Janus Capital Corporation.

Bonnie M. Howe         Vice President                        12/99-Present                  Vice President and Assistant General
151 Detroit Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services LLC.
Age 39                                                                                      Formerly, Assistant Vice President
                                                                                            (1997-1999) and Associate Counsel
                                                                                            (1995-1999) for Janus Capital
                                                                                            Corporation and Assistant Vice
                                                                                            President (1998-2000) for Janus
                                                                                            Service Corporation.

Kelley Abbott Howes    General Counsel                       4/04-Present                   Senior Vice President and General
151 Detroit Street                                                                          Counsel of Janus Capital; Senior Vice
Denver, CO 80206       Vice President and Secretary          12/99-Present                  President and Assistant General Counsel
Age 39                                                                                      of Janus Services LLC; Vice President
                                                                                            and Assistant General Counsel of
                                                                                            Distributors LLC. Formerly, Vice
                                                                                            Janus President of Domestic Funds of
                                                                                            Janus Capital (2000-2004); Assistant
                                                                                            General Counsel of Janus Capital
                                                                                            (1999-2004); Assistant Vice President
                                                                                            (1997-1999) of Janus Capital
                                                                                            Corporation; Chief Compliance Officer,
                                                                                            Director and President (1997-1999) of
                                                                                            Janus Distributors, Inc.; and Assistant
                                                                                            Vice President (1998-2000) of Janus
                                                                                            Service Corporation.

David R. Kowalski      Vice President and Chief              6/02-Present                   Vice President and Chief Compliance
151 Detroit Street     Compliance Officer                                                   Officer of Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services
Age 47                                                                                      LLC; Chief Compliance Officer of Bay
                                                                                            Isle Financial LLC and Enhanced
                                                                                            Investment Technologies LLC.
                                                                                            Formerly, Assistant Vice President of
                                                                                            Janus Services LLC (2002-2004);
                                                                                            Senior Vice President and Director
                                                                                            (1985-2000) of Mutual Fund
                                                                                            Compliance for Van Kampen Funds.
-----------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.
**Due to the resignation of the Trust's Treasurer and Principal Accounting
  Officer, effective November 2004, in accordance with the Trust's bylaws, Stephanie Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


56  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers (cont.)

                                                                   Term of Office* and    Principal Occupations
Name, Age and Address  Positions Held with Funds                   Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller       President and Chief Executive Officer       11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                        Operating Officer of Janus Capital Group
Denver, CO 80206                                                                          Inc. and Janus Capital; President of Janus
Age 53                                                                                    Distributors LLC and Janus Capital
                                                                                          International LLC; Executive Vice
                                                                                          President of Janus Services LLC;
                                                                                          President and Director of Janus
                                                                                          Management Holdings Corporation;
                                                                                          Chief Operating Officer and President
                                                                                          of Capital Group Partners, Inc; and
                                                                                          Director of Janus World Funds and
                                                                                          Janus Capital Trust Manager Limited.
                                                                                          Formerly, President and Chief
                                                                                          Executive Officer of ICMA Retirement
                                                                                          Corporation (1993-2003).

Loren M. Starr         Vice President and Chief Financial Officer  11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                        Financial Officer of Janus Capital,
Denver, CO 80206       President and Chief Executive Officer       9/02-11/03             Janus Capital Group Inc.
Age 43                                                                                    and Janus Services LLC; Vice
                                                                                          President and Chief Financial Officer
                                                                                          of Janus Distributors LLC, Janus
                                                                                          Management Holdings Corporation
                                                                                          and Janus Institutional Services LLC;
                                                                                          Vice President, Treasurer, Chief
                                                                                          Financial Officer and Director of
                                                                                          Janus International Limited; Director of
                                                                                          Janus Holdings Corporation and Janus
                                                                                          International Holdings LLC; and Board
                                                                                          member of Janus Global Funds SPC.
                                                                                          Formerly, Director of Janus Capital
                                                                                          Trust Manager Limited (2001-2004),
                                                                                          Janus World Principal Protected Funds
                                                                                          (2002-2004), Janus International
                                                                                          (Asia) Limited (2002-2004) and Janus
                                                                                          World Funds (2001-2004); Vice
                                                                                          President, Treasurer, and Chief
                                                                                          Financial Officer of Enhanced
                                                                                          Investment Technologies, LLC (2003-
                                                                                          2004); Vice President and Chief
                                                                                          Financial Officer of Janus Capital
                                                                                          International LLC (2002-2003);
                                                                                          Interim Director of Janus Capital
                                                                                          (2002-2003); Vice President of
                                                                                          Finance, Treasurer, Chief Financial
                                                                                          Officer (2001-2002) and Director
                                                                                          (2002) for Janus International Holding,
                                                                                          Inc.; and Managing Director, Treasurer
                                                                                          and Head of Corporate Finance and
                                                                                          Reporting (1998-2001) for Putnam
                                                                                          Investments.

Heidi J. Walter        Vice President                              4/00-Present           Vice President and Assistant General
151 Detroit Street                                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                                          Services LLC. Formerly, Vice President
Age 37                                                                                    and Senior Legal Counsel (1995-1999)
                                                                                          for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


                        Janus International & Global Funds  October 31, 2004  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes


58  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes


                        Janus International & Global Funds  October 31, 2004  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes


60  Janus International & Global Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes


                        Janus International & Global Funds  October 31, 2004  61

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

      Growth

      Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

      International & Global

      Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

      Core

      Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

      Risk-Managed

      Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

      Value

      Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

      Income

      Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

      For more information about our funds, go to www.janus.com.

      Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.


                           [LOGO] JANUS  |  151 Detroit Street
                                         |  Denver, CO 80206
                                         |  1-800-525-3713

      Funds distributed by Janus Distributors LLC (12/04)

      C-1104-176                                                111-02-104 12-04


                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Core, Risk-Managed and Value Funds
--------------------------------------------------------------------------------

      Core
      Janus Balanced Fund

      Janus Contrarian Fund

      Janus Core Equity Fund

      Janus Growth and Income Fund

      Risk-Managed
      Janus Risk-Managed Stock Fund

      Value
      Janus Mid Cap Value Fund

      Janus Small Cap Value Fund

                                                                    [LOGO] JANUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

    Janus Core, Risk-Managed and Value Funds
      President and CIO Letter to Shareholders .............................  1
      Portfolio Managers' Commentaries and Schedules of Investments
        Janus Balanced Fund ................................................  6
        Janus Contrarian Fund .............................................. 13
        Janus Core Equity Fund ............................................. 18
        Janus Growth and Income Fund ....................................... 23
        Janus Risk-Managed Stock Fund ...................................... 28
        Janus Mid Cap Value Fund ........................................... 36
        Janus Small Cap Value Fund ......................................... 42
      Statements of Assets and Liabilities ................................. 47
      Statements of Operations ............................................. 49
      Statements of Changes in Net Assets .................................. 51
      Financial Highlights ................................................. 54
      Notes to Schedules of Investments .................................... 59
      Notes to Financial Statements ........................................ 61
      Report of Independent Registered Public Accounting Firm .............. 72
      Explanations of Charts, Tables and Financial Statements .............. 73
      Designation Requirements ............................................. 75
      Trustees and Officers ................................................ 76

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]
Gary Black
President and Chief
Investment Officer

Dear Shareholder,

I'd like to take this opportunity to thank you for your confidence and loyalty to Janus. What motivates us day in and day out is our goal of delivering strong and consistent fund performance on your behalf.

I'd also like to share with you an update on the various initiatives we have underway at Janus.

Improving Performance

Let's start with the most important metric: performance. I am pleased to report that as of October 31, 2004, 61% of Janus' retail funds ranked within Lipper's top two quartiles over the last year based on total return. By comparison, 55% of Janus retail funds ranked in the top two quartiles for the same time period in 2003. To break it down even further, as of October 31, 2004, 71% of our growth funds and 80% of our core funds ranked in the top two quartiles over the same one-year period and, over the last three years, 100% of our growth funds and 75% of our core funds achieved the same distinction (see page 4 for complete Lipper rankings).

In particular, a select group of our growth funds have One-Year Numbers Are Aligning With Historically Strong Results performed very well during the past year. A total of eight of our funds ranked in the top decile of their respective Lipper peer groups. Most notable are Janus Twenty Fund* and Janus Contrarian Fund (formerly named Janus Special Equity Fund). For the one-year period ended October 31, 2004, Janus Twenty Fund was ranked the number one large-cap growth fund, outperforming 654 other funds in its Lipper category based on total returns. Meanwhile, Janus Contrarian Fund ranked second amongst 701 multi-cap core funds during the same one-year period. The three-year rankings of both funds is also noteworthy. Janus Twenty Fund ranked in the top 12% of large-cap growth funds rated by Lipper and Janus Contrarian Fund ranked in the top 3% of multi-cap core funds rated by Lipper, based on total returns. The impressive rankings of these and other funds are included on the Lipper table on page 4.

One Year Numbers Are Aligning With Historically Strong Results
--------------------------------------------------------------------------------

                             Percent of Janus Funds
                         in the Top Two Lipper Quartiles
                      as of 10/31/04 based on total return

   [The following table was depicted as a bar chart in the printed material.]

                       1st Quartile       2nd Quartile       Total
                       ------------       ------------       -----

1 Year                      30.5%              30.5%           61%
3 year                      32.0%              32.0%           64%
5 year                      21.0%              21.0%           42%
10 year                     41.5%              41.5%           83%
Since Inception             48.0%              48.0%           96%

--------------------------------------------------------------------------------

I am extremely pleased with the way our investment team has navigated through the uneven markets in 2004. Not only have we been successful in picking an impressive number of winning stocks, but we have also been adept at avoiding a handful of blow-ups during the year.

From a firm-wide perspective, our healthcare stocks made the largest positive contribution to performance. We have generated solid returns through investments in HMO stocks like UnitedHealth Group and Aetna, as well as medical device names such as Medtronic and St. Jude. These gains come on the heels of years of detailed research conducted by our team of healthcare analysts. I'm proud of their work and tenacity in identifying the leaders within this sector. Our consumer staples holdings also contributed strongly to our performance. Stellar performers within this group included Reckitt Benckiser, Procter & Gamble and Whole Foods Market to name a few. These, too, represent solid work by our investment team.

Meanwhile, technology was an area of weakness in the market, pressured by muted spending patterns among corporations. In fact, over the last 12 months, the technology sector was the only sector within the S&P 500(R) Index to post a negative return.

It therefore stands to reason that some of our technology holdings have not performed up to our expectations, including Texas Instruments, Maxim Integrated Products and Cisco Systems. Nonetheless, we have generally held onto these names and others due to their competitive positions, new product pipelines and cash flow potential.

Past performance is no guarantee of future results.


1  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Continued

Broader Stock Coverage Means More Investment Opportunities

In my letter to you last spring, I spoke of a variety of initiatives aimed at refining and improving our investment process. I'd like to give you a progress report on those endeavors.

--------------------------------------------------------------------------------

                        Research Converage Has Increased

   [The following table was depicted as a bar chart in the printed material.]

                                               Number of Stocks
                                     International           United States
           2000                         100                        400
           2001                         162                        531
           2002                         257                        616
           2003                         319                        615
           2004 YE Est.                 335                        626
           2005 YE Est.                 400                        700

- 960 stocks by year-end 2004; 1,100 stocks by year-end 2005 (estimated)

--------------------------------------------------------------------------------

First, we are in the process of expanding our stock coverage from the current level of 960 stocks to 1,100 stocks. Broader coverage translates into more investment options for our portfolio managers and more flexibility to navigate inflection points in the market. We are also increasing our coverage of foreign stocks, as I want to make sure that our analysts have the opportunity to cover the best business models in the world. With the globalization of the world economy, I feel that sectors are more important than countries, so our research needs to be borderless.

To help us achieve this goal of increased stock coverage, we continue to build out our investment team with experienced and skilled research analysts. Our search for top industry talent is never-ending and we continue to seek the best-of-the-best to support our funds.

A New Manager for Janus Worldwide Fund

In July, we appointed Jason Yee as portfolio manager of Janus Worldwide Fund. This Fund's performance has struggled over the past few years and we aim to restore it to where we believe it should be. I believe that Jason possesses a strong dual talent for picking stocks and managing risk. I am confident that Jason will be able to improve the performance of Janus Worldwide Fund through his disciplined approach to investment management.

Reduced Management Fees

There has been much discussion recently about mutual fund management fees and expenses by the press, industry regulators and investors. We reduced management fees this past year and Janus funds' total expense ratios continue to be among the lowest in the industry. We've provided a detailed explanation of these fees and expenses on the pages that follow.

Value or Growth?

Turning to the markets, one of the unfortunate aftershocks of the recession and the market decline in 2001 and 2002 has been a continuing reluctance on the part of investors to rotate back into growth stocks, despite a decent macroeconomic backdrop. In turn, 2004 marked the fifth consecutive year that the Russell 1000(R) Value Index outperformed the Russell 1000(R) Growth Index, which is the longest trend since 1979.

We believe that, based on historical studies, we are on the cusp of a rotation back into growth stocks. This is based on the average length of time that value has historically outperformed growth following a recession, combined with what we perceive as an abnormally low valuation premium currently being applied to growth stocks by investors.

--------------------------------------------------------------------------------

                            The Case for Growth Now

                              [LINE CHART OMITTED]

            [The following narrative was represented as a line chart
                            in the printed material.]

Since 1980, post-recovery periods historically favor Value, then Growth. We believe that, based on historical studies, we are on the cusp of rotation back into growth stocks. This is based on the average length of time that value has historically outperformed growth following a recession. The chart used to support this point is a visual representation of the duration of value vs. growth trends, 1980 through 2004. The trends are represented by the spread between the trailing one-year total returns of the S&P Barra Growth Index and the S&P Barra Value Index.


* Spread Between Trailing One-Year Total Returns of S&P Barra Growth Index and S&P Barra Value Index.
Source: NBER, Standard & Poors, BARRA.
Spread Between Trailing One-Year Returns S&P Barra Growth and S&P Barra Value

--------------------------------------------------------------------------------


In our view, it appears that, just as the value discipline was deemed hopelessly out of favor in the spring of


                   Janus Core, Risk-Managed and Value Funds  October 31, 2004  2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Continued

2000, evidence is building that the growth segment of the market has the potential to return to favor with investors. We believe this trend will play to the strengths of our growth funds.

Economic Perspective and Outlook

After rising for most of 2003, markets have traded in a sideways motion for much of 2004. Consumer spending, after helping to prop up the economy the last few years, has tailed off a bit as mortgage refinancings have slowed and tax cut benefits have eased. Business spending had been expected to fill the void, but the transition has been more muted than expected.

Gross domestic product (GDP) growth was strong last winter but slowed somewhat over the summer, which led Federal Reserve Chairman Alan Greenspan to note that the economy had hit a "soft patch." More recently, amidst signs that business activity is picking up, Greenspan mentioned that the economy was "gaining traction."

No one knows how the economy will behave over the next 12-24 months, but what I do know is that, regardless of what GDP growth will be, market share is being won and lost every day. It is our job to identify which companies are winning market share and to invest in those stocks.

These are busy and exciting times at Janus. We are confident that the steps being taken internally will improve performance and reward our shareholders over the long term.

We will be launching two new funds in 2005 that are designed to leverage our research-focused efforts. The appropriately named Janus Research Fund will provide investors direct access to the top picks of our talented analysts. Janus Explorer Fund will focus on smaller growth companies - an area in which we expect Janus research to excel.

In closing, let me assure you that above all else, we will continue to manage your money as if it were our own and to strive for consistent long-term results.

Sincerely,


/s/ Gary Black

Gary Black
President and Chief Investment Officer

The prospectuses for Janus Research Fund and Janus Explorer Fund are not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted. For a copy of these prospectuses please call Janus at 1-800-525-3713.

*Closed to new investors.

Standard & Poor's/BARRA Growth Index (a subset of the S&P 500 Index), which is made up of 161 large-capitalization stocks (as of September 30, 1996) with higher price-to-book ratios and sales and earnings growth, and below-average dividend yields.

Standard & Poor's/BARRA Value Index (a subset of the S&P 500 Index), which comprises 339 large-capitalization stocks (as of September 30, 1996) with lower price-to-book ratios and above-average dividend yields.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no guarantee these trends will continue. Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

The indices reflect past performance of large capitalization growth and value stocks; you should not regard them as an indicator of future performance from either the stock market or your fund in particular.

As of October 31, 2004, Aetna, Inc. was 3.3% of Janus Global Life Sciences Fund. As of October 31, 2004, Cisco Systems, Inc. was 2.1% of Janus Global Technology Fund, 4.8% of Janus Fund, 2.1% of Janus Mercury Fund and 1.7% of Janus Olympus Fund. As of October 31, 2004, Maxim Integrated Products, Inc. was 1.8% of Janus Global Technology Fund, 6.7% of Janus Fund, 1.7% of Janus Mercury Fund, 1.0% of Janus Orion Fund and 3.0% of Janus Olympus Fund. As of October 31, 2004, Medtronic, Inc. was 1.0% of Janus Global Technology Fund and 0.5% of Janus Mercury Fund. As of October 31, 2004, Procter & Gamble Co. was 1.3% of Janus Fund, 0.5% of Janus Flexible Income Fund and 3.3% of Janus Twenty Fund. As of October 31, 2004, Reckitt Benckiser PLC was 0.5% of Janus Fund and 1.1% of Janus Worldwide Fund.

As of October 31, 2004, St. Jude Medical, Inc. was 1.8% of Janus Enterprise Fund, 2.1% of Janus Global Life Sciences Fund and 0.9% of Janus Fund. As of October 31, 2004, Texas Instruments, Inc. was 3.5% of Janus Global Technology Fund, 0.8% of Janus Fund, 2.4% of Janus Mercury Fund, 1.4% of Janus Olympus Fund, 1.5% of Janus Orion and 2.1% of Janus Twenty Fund. As of October 31, 2004, UnitedHealth Group, Inc. was 3.2% of Janus Global Life Sciences Fund, 0.4% of Janus Fund, 0.8% of Janus Flexible Income Fund, 2.1% of Janus Worldwide Fund, 3.0% of Janus Mercury Fund, 2.1% of Janus Olympus Fund and 12.5% of Janus Twenty Fund. As of October 31, 2004, Whole Foods Market, Inc. was 0.4% of Janus Fund, 0.7% of Janus Mercury Fund and 1.6% of Janus Olympus Fund.

There is no assurance any Janus fund currently holds these securities.


3  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Lipper Rankings

                                                                             Lipper Rankings - Based on total return as of 10/31/04
                                                                             ------------------------------------------------------
                                                                                      ONE YEAR                 THREE YEAR
                                                                               PERCENTILE    RANK/      PERCENTILE     RANK/
                                               LIPPER CATEGORY                  RANK (%)   TOTAL FUNDS   RANK (%)   TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)                              Large-Cap Growth Funds             77         499/655       32         164/526
--------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund(1) (9/92)                Mid-Cap Growth Funds               10          46/506       48         192/407
--------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund(1) (5/93)                   Large-Cap Growth Funds              8          47/655       34         175/526
--------------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund(1) (12/95)                  Multi-Cap Growth Funds             59         252/432       50         174/353
--------------------------------------------------------------------------------------------------------------------------------
Janus Orion Fund (6/00)                        Multi-Cap Growth Funds              9          35/432       15          53/353
--------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund* (4/85)                      Large-Cap Growth Funds              1           1/655       12          59/526
--------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund* (4/85)                     Small-Cap Growth Funds             20          99/515       11          43/421
--------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund(1) (9/92)                  Balanced Funds                     52         283/552       51         227/450
--------------------------------------------------------------------------------------------------------------------------------
Janus Core Equity Fund(1) (6/96)               Large-Cap Core Funds                9          78/933       10          74/784
--------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund(1) (5/91)         Large-Cap Core Funds               27         248/933       42         327/784
--------------------------------------------------------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund (2/03)           Multi-Cap Core Funds                4          27/701       --              --
--------------------------------------------------------------------------------------------------------------------------------
Janus Contrarian Fund(3) (2/00)                Multi-Cap Core Funds                1           2/701        3          15/506
--------------------------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund (5/93)           General Muni Debt Funds            85         250/295       69         183/265
--------------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund(1) (7/87)           Intermediate Inv Grade Debt Funds  46         206/449       11          37/357
--------------------------------------------------------------------------------------------------------------------------------
Janus High-Yield Fund(1) (12/95)               High Current Yield Funds           59         244/419       71         244/347
--------------------------------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund(1) (9/92)           Short Investment Grade Debt Funds   7          13/192       26          33/126
--------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund (12/98)        Health/Biotechnology Funds         13          24/194       55          83/152
--------------------------------------------------------------------------------------------------------------------------------
Janus Global Opportunities Fund(1) (6/01)      Global Funds                       55         170/313       15          36/248
--------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund (12/98)           Science & Technology Funds         78         243/314       66         186/282
--------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund(1) (5/94)                  International Funds                80         679/858       67         471/704
--------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund(1) (5/91)                 Global Funds                       99         310/313       98         244/248
--------------------------------------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)    Mid-Cap Value Funds                32          71/228       31          50/164
--------------------------------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund - Inv.*(2) (10/87)  Small-Cap Core Funds               30         164/550       51         227/446

                                                         Lipper Rankings - Based on total return as of 10/31/04
                                               -------------------------------------------------------------------------
                                                      FIVE YEAR                TEN YEAR              SINCE INCEPTION
                                               PERCENTILE     RANK/     PERCENTILE     RANK/     PERCENTILE    RANK/
                                                 RANK (%)  TOTAL FUNDS    RANK (%)  TOTAL FUNDS   RANK (%)   TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)                                 66        256/389        35        43/122         5          1/22
-----------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund(1) (9/92)                   94        247/262        65        66/102        40         20/50
-----------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund(1) (5/93)                      65        252/389         8         9/122         2          1/86
-----------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund(1) (12/95)                     68        141/209        --            --        16         15/96
-----------------------------------------------------------------------------------------------------------------------
Janus Orion Fund (6/00)                           --             --        --            --        43       112/263
-----------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund* (4/85)                         77        297/389         1         1/122         5          2/40
-----------------------------------------------------------------------------------------------------------------------
Janus Venture Fund* (4/85)                        78        224/288        38         30/79        10           1/9
-----------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund(1) (9/92)                     45        163/366         8        11/153         4          3/78
-----------------------------------------------------------------------------------------------------------------------
Janus Core Equity Fund(1) (6/96)                  18        104/590        --            --         2         5/305
-----------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund(1) (5/91)            38        223/590         4         7/217         5         5/113
-----------------------------------------------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund (2/03)              --             --        --            --        24       152/651
-----------------------------------------------------------------------------------------------------------------------
Janus Contrarian Fund(3) (2/00)                   --             --        --            --        19        69/378
-----------------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund (5/93)              79        180/228        73        94/128        80         69/86
-----------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund(1) (7/87)              57        146/257        10        12/120        13          3/23
-----------------------------------------------------------------------------------------------------------------------
Janus High-Yield Fund(1) (12/95)                  15         41/275        --            --         2         2/112
-----------------------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund(1) (9/92)              33          32/96        33         18/55        45         12/26
-----------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund (12/98)           59          38/64        --            --        34         17/49
-----------------------------------------------------------------------------------------------------------------------
Janus Global Opportunities Fund(1) (6/01)         --             --        --            --         9        20/237
-----------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund (12/98)              61         75/123        --            --        22         18/84
-----------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund(1) (5/94)                     38        190/509         4         6/155         7         8/128
-----------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund(1) (5/91)                    87        150/173        40         22/55        30          6/19
-----------------------------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)        5          5/105        --            --         5          4/88
-----------------------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund - Inv.*(2) (10/87)     25         77/314        --            --        --            --

(1) The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2) Rating is for the investor share class only; other classes may have different performance characteristics.

(3) Effective September 30, 2004, Janus Special Equity Fund changed its name to Janus Contrarian Fund.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

Concentration may lead to greater price volatility.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Janus Contrarian Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                   Janus Core, Risk-Managed and Value Funds  October 31, 2004  4

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the fund managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2004. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (and any related exchange fees); and (2) ongoing costs, including management fees; administrative services fees (where applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2004 to October 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC has contractually agreed to waive for certain Fund's, certain expenses to certain limits. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


5  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Balanced Fund (unaudited)

================================================================================
Fund Strategy

This diversified fund seeks long-term capital growth balanced by income by investing in securities selected primarily for their growth and income potential.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Karen Reidy
                                                               portfolio manager

Performance Overview

During the 12 months ended October 31, 2004, the equity markets advanced as investors gained more confidence in the economic expansion. While profit news was generally positive, the market faced pressures, including soaring energy prices, rising short-term interest rates and uncertainty over the war in Iraq and the threat of terrorism. Nonetheless, this environment offered opportunities for investors who could look beyond short-term volatility to identify companies capitalizing on the improving economic backdrop.

Janus Balanced Fund gained in this environment, returning 7.11% for the 12-month period. This compares to a 7.69% gain for the internally calculated Balanced Index. The Balanced Index is composed of 55% of the S&P 500(R) Index and 45% of the Lehman Brothers Government/Credit Index, which returned 9.42% and 5.57%, respectively.

The Fund's relative performance was hindered by our above-market weighting in semiconductor stocks, which came under heavy selling pressure this summer. While I reduced our technology weighting over the period, these efforts didn't fully insulate the portfolio from a difficult environment for these stocks. Additionally, while we added to our energy holdings, we remained underweight in this area relative to our benchmark. This limited our ability to capitalize on booming sector performance. On a positive note, we benefited from our sizable weighting in capital goods shares relative to the S&P 500(R) Index, as well as from our overexposure to hotel and healthcare services companies. Our performance was also aided by stock selection within the retailing, transportation and household products areas, where many of our holdings well outpaced the broader market.

Strategy in this Environment

As my confidence in the economic expansion grew, I added incremental exposure to stocks that I felt offered more growth and cyclical upside. At the same time, I maintained a core of disciplined, stable-growing companies that I felt offered predictable returns. In selecting investments, I continue to focus on what I believe are attractively valued corporations that combine unique strategic capabilities, market leadership and exceptional cash-flow driven focus.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                        October 31, 2004     October 31, 2003
Roche Holding A.G                                   2.4%                  1.4%
Marriott International, Inc. - Class A              2.2%                  1.3%
JPMorgan Chase & Co.                                2.0%                   --
General Electric Co.                                1.9%                  1.1%
Tyco International, Ltd.
  (New York Shares)                                 1.8%                  1.9%
Time Warner, Inc.                                   1.8%                  1.4%
Texas Instruments, Inc.                             1.7%                  1.2%
Exxon Mobil Corp.                                   1.7%                  1.1%
Motorola, Inc.                                      1.6%                   --
Aetna, Inc.                                         1.6%                  0.6%

Portfolio Composition

As of October 31, 2004, 56.0% of the Fund's total net assets were invested in equities and 39.6% were invested in fixed-income securities. This reflects the individual opportunities I have identified in the stock market, as well as my concerns over the impact of potential interest rate increases on fixed-income investments. While our equity holdings represent a larger portion of Fund assets, and consequently have a greater impact on overall results, our fixed-income investments also aided returns. Viewed by itself, the fixed-income portion of the Fund outpaced its benchmark, the Lehman Brothers Government/Credit Index. These results reflect both our credit selection and our decision to keep a shorter duration relative to our benchmark. Finally, the Fund held 18.7% of its total net assets in its top 10 equity holdings and 4.4% in a cash position as of October 31, 2004.

                   Janus Core, Risk-Managed and Value Funds  October 31, 2004  6

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Balanced Fund (unaudited)

Select Networking and Semiconductor Companies Were Weak Performers

Our returns were hurt by our stake in network equipment maker Cisco Systems, which has struggled against concerns over its rising inventories and declining orders backlog. While I remain confident in Cisco's long-term business prospects, I felt its risk-reward profile was less attractive at its current share price. Consequently, I have reduced our weighting in the stock.

Other detractors included semiconductor manufacturers Texas Instruments and Intel, which suffered when a summer slowdown in orders raised questions over industry growth assumptions. Nonetheless, I remain confident in the improving financial returns for both companies and maintained my investments.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                       Janus Balanced Fund     S&P 500(R) Index

              Diversified Operations                  8.3%                 5.8%
Finance - Investment Bankers/Brokers                  6.4%                 5.4%
          Oil Companies - Integrated                  3.8%                 5.1%
                   Hotels and Motels                  3.5%                 0.3%
                     Medical - Drugs                  3.3%                 5.4%

--------------------------------------------------------------------------------

Strong Performers Included Industrial Conglomerate, Hotel and Pharmaceutical Stocks

One of our largest holdings, diversified products company Tyco International, continues to report impressive financial results, and was therefore the Fund's top contributor during the period. Under the guidance of a new management team, Tyco has put its past legal troubles behind it and has refocused on reducing its debt and growing its businesses in strategic, disciplined ways.

Lodging stocks Starwood Hotels & Resort and Marriott International rewarded us with strong performance, aided by improved bookings and rebounding business travel and tourism. High-end hotelier Starwood, in particular, continues to report solid market share gains and robust increases in its revenue-per-available-room.

Swiss drug maker Roche also produced solid gains for the Fund. The company recently raised its 2004 earnings guidance to reflect double-digit revenues from its pharmaceutical unit. Its strong product pipeline includes cancer treatment Tarceva, which has performed well in clinical trials. Roche also owns more than 50% of biotech pioneer Genentech, which made headlines with the successful launch of its innovative colon cancer drug, Avastin.

Investment Strategy and Outlook

Going forward, I remain committed to grassroots research and disciplined financial analysis. I continue to apply these efforts to identifying reasonably valued investments backed by core competitive advantages, disciplined management teams and improving financial results. In particular, my focus is on companies that I believe offer improving top-line revenue growth potential, which will be particularly important as earnings growth stabilizes with a maturing economic recovery.

Thank you for your investment in Janus Balanced Fund.


7  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Performance
================================================================================

[The following table was depicted as a mountain chart in the printed material.]

                          Initial Investment of $10,000

                 Janus Balanced       S&P 500(R)     Lehman Brothers Government/
                      Fund              Index              Credit Index
                 --------------       ----------     ---------------------------

  9/1/1992*         $10,000            $10,000               $10,000
 9/30/1992          $10,240            $10,066               $10,107
10/31/1992          $10,640            $10,100               $ 9,953
11/30/1992          $10,960            $10,444               $ 9,944
12/31/1992          $11,253            $10,572               $10,115
 1/31/1993          $11,473            $10,661               $10,335
 2/28/1993          $11,503            $10,806               $10,550
 3/31/1993          $11,924            $11,034               $10,585
 4/30/1993          $11,602            $10,767               $10,667
 5/31/1993          $11,874            $11,055               $10,661
 6/30/1993          $11,934            $11,088               $10,903
 7/31/1993          $11,863            $11,043               $10,973
 8/31/1993          $11,924            $11,462               $11,225
 9/30/1993          $12,045            $11,374               $11,264
10/31/1993          $12,400            $11,610               $11,310
11/30/1993          $12,339            $11,499               $11,182
12/31/1993          $12,441            $11,638               $11,231
 1/31/1994          $12,635            $12,034               $11,400
 2/28/1994          $12,625            $11,707               $11,152
 3/31/1994          $12,360            $11,197               $10,879
 4/30/1994          $12,452            $11,340               $10,789
 5/31/1994          $12,534            $11,526               $10,769
 6/30/1994          $12,329            $11,244               $10,744
 7/31/1994          $12,463            $11,613               $10,959
 8/31/1994          $12,741            $12,089               $10,963
 9/30/1994          $12,442            $11,794               $10,797
10/31/1994          $12,587            $12,059               $10,785
11/30/1994          $12,546            $11,619               $10,766
12/31/1994          $12,444            $11,792               $10,837
 1/31/1995          $12,647            $12,097               $11,045
 2/28/1995          $13,001            $12,569               $11,301
 3/31/1995          $13,257            $12,940               $11,377
 4/30/1995          $13,365            $13,321               $11,535
 5/31/1995          $13,773            $13,853               $12,019
 6/30/1995          $14,074            $14,175               $12,115
 7/31/1995          $14,431            $14,645               $12,068
 8/31/1995          $14,507            $14,682               $12,223
 9/30/1995          $14,809            $15,302               $12,347
10/31/1995          $14,885            $15,247               $12,528
11/30/1995          $15,384            $15,916               $12,734
12/31/1995          $15,843            $16,223               $12,922
 1/31/1996          $16,132            $16,775               $13,002
 2/29/1996          $16,224            $16,930               $12,727
 3/31/1996          $16,340            $17,093               $12,620
 4/30/1996          $16,421            $17,345               $12,533
 5/31/1996          $16,688            $17,793               $12,512
 6/30/1996          $16,780            $17,861               $12,679
 7/31/1996          $16,524            $17,072               $12,709
 8/31/1996          $17,060            $17,432               $12,677
 9/30/1996          $17,654            $18,413               $12,903
10/31/1996          $17,771            $18,921               $13,204
11/30/1996          $18,344            $20,351               $13,447
12/31/1996          $18,268            $19,948               $13,297
 1/31/1997          $18,836            $21,194               $13,313
 2/28/1997          $19,121            $21,360               $13,341
 3/31/1997          $18,552            $20,483               $13,182
 4/30/1997          $18,967            $21,705               $13,375
 5/31/1997          $19,759            $23,026               $13,500
 6/30/1997          $20,518            $24,058               $13,662
 7/31/1997          $21,209            $25,972               $14,080
 8/31/1997          $20,752            $24,517               $13,922
 9/30/1997          $21,795            $25,860               $14,141
10/31/1997          $21,926            $24,996               $14,367
11/30/1997          $21,913            $26,154               $14,443
12/31/1997          $22,251            $26,603               $14,595
 1/31/1998          $22,629            $26,897               $14,800
 2/28/1998          $23,790            $28,837               $14,770
 3/31/1998          $24,458            $30,314               $14,816
 4/30/1998          $24,997            $30,619               $14,890
 5/31/1998          $24,501            $30,092               $15,050
 6/30/1998          $25,740            $31,315               $15,203
 7/31/1998          $26,004            $30,981               $15,216
 8/31/1998          $23,106            $26,502               $15,513
 9/30/1998          $24,584            $28,200               $15,956
10/31/1998          $25,319            $30,494               $15,844
11/30/1998          $26,584            $32,342               $15,938
12/31/1998          $29,193            $34,205               $15,977
 1/31/1999          $30,801            $35,636               $16,091
 2/28/1999          $29,640            $34,528               $15,708
 3/31/1999          $31,351            $35,910               $15,786
 4/30/1999          $32,069            $37,300               $15,825
 5/31/1999          $31,202            $36,419               $15,662
 6/30/1999          $32,293            $38,441               $15,613
 7/31/1999          $31,798            $37,240               $15,570
 8/31/1999          $31,092            $37,056               $15,558
 9/30/1999          $31,212            $36,040               $15,698
10/31/1999          $32,888            $38,321               $15,739
11/30/1999          $33,568            $39,100               $15,730
12/31/1999          $36,055            $41,403               $15,634
 1/31/2000          $35,608            $39,323               $15,630
 2/29/2000          $36,825            $38,578               $15,826
 3/31/2000          $37,535            $42,352               $16,054
 4/30/2000          $36,202            $41,078               $15,976
 5/31/2000          $35,133            $40,235               $15,962
 6/30/2000          $36,419            $41,227               $16,288
 7/31/2000          $35,967            $40,583               $16,460
 8/31/2000          $37,276            $43,103               $16,692
 9/30/2000          $36,201            $40,828               $16,755
10/31/2000          $35,825            $40,655               $16,860
11/30/2000          $34,491            $37,450               $17,149
12/31/2000          $35,275            $37,633               $17,487
 1/31/2001          $35,773            $38,968               $17,780
 2/28/2001          $34,328            $35,415               $17,964
 3/31/2001          $33,249            $33,172               $18,046
 4/30/2001          $34,386            $35,749               $17,911
 5/31/2001          $34,369            $35,989               $18,014
 6/30/2001          $33,968            $35,113               $18,100
 7/31/2001          $33,901            $34,767               $18,551
 8/31/2001          $33,228            $32,591               $18,790
 9/30/2001          $31,949            $29,959               $18,962
10/31/2001          $32,661            $30,530               $19,444
11/30/2001          $33,373            $32,872               $19,124
12/31/2001          $33,496            $33,160               $18,974
 1/31/2002          $33,206            $32,676               $19,113
 2/28/2002          $33,394            $32,046               $19,275
 3/31/2002          $33,803            $33,251               $18,884
 4/30/2002          $33,426            $31,235               $19,250
 5/31/2002          $33,426            $31,005               $19,428
 6/30/2002          $32,398            $28,797               $19,593
 7/31/2002          $31,449            $26,553               $19,829
 8/31/2002          $31,673            $26,726               $20,274
 9/30/2002          $30,672            $23,822               $20,710
10/31/2002          $31,402            $25,918               $20,512
11/30/2002          $31,801            $27,444               $20,524
12/31/2002          $31,298            $25,832               $21,068
01/31/2003          $30,860            $25,155               $21,067
02/28/2003          $30,808            $24,778               $21,442
03/31/2003          $31,035            $25,018               $21,414
04/30/2003          $32,284            $27,079               $21,643
05/31/2003          $33,216            $28,505               $22,258
06/30/2003          $33,233            $28,869               $22,169
07/31/2003          $32,862            $29,378               $21,240
08/31/2003          $33,393            $29,951               $21,380
09/30/2003          $33,357            $29,633               $22,057
10/31/2003          $34,334            $31,309               $21,778
11/30/2003          $34,742            $31,585               $21,836
12/31/2003          $35,599            $33,241               $22,051
 1/31/2004          $35,849            $33,852               $22,251
 2/29/2004          $36,295            $34,322               $22,524
 3/31/2004          $36,313            $33,804               $22,730
 4/30/2004          $35,507            $33,274               $22,033
 5/31/2004          $35,865            $33,730               $21,920
 6/30/2004          $36,385            $34,386               $22,010
 7/31/2004          $35,719            $33,248               $22,242
 8/31/2004          $35,953            $33,382               $22,713
 9/30/2004          $36,412            $33,744               $22,793
10/31/2004          $36,774            $34,260               $22,990

                Balanced Index
               ----------------

  9/1/1992*         $10,000
12/31/1992          $10,409
12/31/1993          $11,501
12/31/1994          $11,407
12/31/1995          $14,794
12/31/1996          $17,020
12/31/1997          $21,280
12/31/1998          $26,106
12/31/1999          $29,926
12/31/2000          $28,681
 4/30/2001          $27,832
 5/31/2001          $28,011
 6/30/2001          $27,566
 7/31/2001          $27,579
 8/31/2001          $26,485
 9/30/2001          $25,109
10/31/2001          $25,642
11/30/2001          $26,792
12/31/2001          $26,883
 1/31/2002          $26,678
 2/28/2002          $26,403
 3/31/2002          $26,893
 4/30/2002          $25,945
 5/31/2002          $25,898
 6/30/2002          $24,753
 7/31/2002          $23,620
 8/31/2002          $23,916
 9/30/2002          $22,510
10/31/2002          $23,578
11/30/2002          $24,425
12/31/2002          $23,780
 1/31/2003          $23,407
 2/28/2003          $23,368
 3/31/2003          $23,487
 4/30/2003          $24,729
 5/31/2003          $25,794
 6/30/2003          $25,955
 7/31/2003          $25,817
 8/31/2003          $26,196
 9/30/2003          $26,326
10/31/2003          $27,126
11/30/2003          $27,304
12/31/2003          $28,316
 1/31/2004          $28,743
 2/29/2004          $29,126
 3/31/2004          $28,933
 4/30/2004          $28,326
 5/31/2004          $28,526
 6/30/2004          $28,929
 7/31/2004          $28,406
 8/31/2004          $28,692
 9/30/2004          $28,927
10/31/2004          $29,301

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------

                                      One         Five         Ten      Since
                                      Year        Year         Year   Inception*
--------------------------------------------------------------------------------
Janus Balanced Fund                   7.11%       2.26%       11.32%    11.30%
--------------------------------------------------------------------------------
S&P 500(R) Index                      9.42%      (2.22)%      11.01%    10.65%
--------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Index                          5.57%       7.87%        7.86%     7.08%
--------------------------------------------------------------------------------
Balanced Index                        7.69%       2.32%        9.59%     9.08%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Balanced
Funds                                283/552     163/366      11/153     3/78
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date - September 1, 1992

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example                  (5/1/04)                  (10/31/04)               (5/1/04-10/31/04)*
-----------------------------------------------------------------------------------------------------------
Actual                         $1,000.00                  $1,035.70                    $4.30
-----------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)    $1,000.00                  $1,020.91                    $4.27
-----------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                   Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
       Janus Balanced Fund                      0.87%
--------------------------------------------------------------------------------
       Balanced Funds Average                   1.30%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


                   Janus Core, Risk-Managed and Value Funds  October 31, 2004  8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Balanced Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Common Stock - 56.0%
Aerospace and Defense - 0.9%
         440,130    Lockheed Martin Corp. ......................$    24,246,762

Applications Software - 0.9%
         955,205    Microsoft Corp. ............................     26,736,188

Automotive - Truck Parts and Equipment - Original - 0.9%
         459,165    Lear Corp.# ................................     24,758,177

Beverages - Non-Alcoholic - 0.8%
         440,835    PepsiCo, Inc. ..............................     21,856,599

Brewery - 0.8%
         462,995    Anheuser-Busch Companies, Inc.# ............     23,126,600

Chemicals - Specialty - 0.9%
         196,616    Syngenta A.G. ..............................     18,688,707
         380,780    Syngenta A.G. (ADR)*,# .....................      7,250,051
                                                                     25,938,758

Computers - 1.4%
         433,020    IBM Corp. ..................................     38,863,545

Computers - Peripheral Equipment - 0.5%
         167,350    Lexmark International Group, Inc. -
                      Class A*,# ...............................     13,908,459

Cosmetics and Toiletries - 1.3%
         750,905    Procter & Gamble Co.# ......................     38,431,318

Data Processing and Management - 0.8%
         521,620    Automatic Data Processing, Inc. ............     22,633,092

Diversified Operations - 6.2%
         319,740    3M Co.# ....................................     24,802,232
       1,621,275    General Electric Co.# ......................     55,317,902
         983,825    Honeywell International, Inc. ..............     33,135,226
         148,507    Louis Vuitton Moet Hennessy S.A.**,# .......     10,144,409
       1,632,805    Tyco International, Ltd. (New York Shares)#      50,861,876
                                                                    174,261,645

E-Commerce/Services - 0.6%
          98,765    eBay, Inc.* ................................      9,640,452
         287,720    IAC/InterActiveCorp* .......................      6,220,506
                                                                     15,860,958

Electric Products - Miscellaneous - 0.4%
          30,570    Samsung Electronics Company, Ltd.** ........     12,001,353

Electronic Components - Semiconductors - 1.7%
       2,033,585    Texas Instruments, Inc.# ...................     49,721,153

Entertainment Software - 0.3%
         193,405    Electronic Arts, Inc.* .....................      8,687,753

Finance - Credit Card - 0.5%
         266,900    American Express Co.# ......................     14,164,383

Finance - Investment Bankers/Brokers - 5.3%
         126,410    Bear Stearns Companies, Inc.# ..............     11,977,348
         781,692    Citigroup, Inc. ............................     34,683,673
         201,775    Goldman Sachs Group, Inc. ..................     19,850,625
       1,458,480    JPMorgan Chase & Co.# ......................     56,297,327
         541,350    Merrill Lynch & Company, Inc.# .............     29,200,419
                                                                    152,009,392

Finance - Mortgage Loan Banker - 2.4%
         739,580    Countrywide Financial Corp.# ...............     23,614,789
         655,295    Freddie Mac ................................     43,642,647
                                                                     67,257,436

Financial Guarantee Insurance - 0.5%
         231,480    MGIC Investment Corp.# .....................     14,886,479

Food - Dairy Products - 0.2%
        176,195     Dean Foods Co.*,# ..........................      5,259,421

Food - Wholesale/Distribution - 0.2%
        191,755     Sysco Corp.# ...............................      6,187,934

Hotels and Motels - 3.4%
      1,131,480     Marriott International, Inc. - Class A# ....     61,654,346
        718,465     Starwood Hotels & Resorts Worldwide, Inc. ..     34,292,334
                                                                     95,946,680

Medical - Drugs - 3.3%
        129,362     Novartis A.G. ..............................      6,148,046
        674,711     Roche Holding A.G. .........................     68,737,464
         12,355     Roche Holding A.G. (ADR) ...................      1,267,623
        237,868     Sanofi-Aventis** ...........................     17,337,888
                                                                     93,491,021

Medical - HMO - 2.0%
        482,075     Aetna, Inc.# ...............................     45,797,125
        171,945     UnitedHealth Group, Inc.# ..................     12,448,818
                                                                     58,245,943

Multimedia - 1.8%
      3,026,305     Time Warner, Inc.* .........................     50,357,715

Networking Products - 0.6%
        930,040     Cisco Systems, Inc.* .......................     17,866,068

Oil Companies - Integrated - 3.6%
        491,025     BP PLC (ADR)** .............................     28,602,206
        974,645     Exxon Mobil Corp.# .........................     47,972,027
         22,427     Suncor Energy, Inc. ........................        765,800
        126,505     Total S.A. - Class B**,# ...................     26,230,154
                                                                    103,570,187

Pharmacy Services - 0.5%
        429,005     Caremark Rx, Inc.*,# .......................     12,857,280

Publishing - Newspapers - 0.4%
        140,910     Gannett Company, Inc.# .....................     11,688,485

Reinsurance - 1.1%
         11,602     Berkshire Hathaway, Inc. - Class B*,# ......     32,532,008

Retail - Building Products - 0.6%
        438,605     Home Depot, Inc.# ..........................     18,017,893

Retail - Consumer Electronics - 1.6%
        767,885     Best Buy Company, Inc.# ....................     45,474,150

Retail - Discount - 1.0%
        544,325     Target Corp.# ..............................     27,227,137

Retail - Restaurants - 0.5%
        294,795     Yum! Brands, Inc.# .........................     12,823,583

Semiconductor Components/Integrated Circuits - 0.5%
        178,410     Linear Technology Corp. ....................      6,758,171
        198,560     Maxim Integrated Products, Inc. ............      8,734,654
                                                                     15,492,825

Soap and Cleaning Preparations - 1.2%
      1,254,099     Reckitt Benckiser PLC** ....................     34,330,542

Super-Regional Banks - 0.7%
        465,220     Bank of America Corp. ......................     20,837,204

Transportation - Railroad - 1.5%
        799,302     Canadian National Railway Co.
                     (New York Shares) .........................     43,202,273

See Notes to Schedules of Investments and Financial Statements.


9  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Transportation - Services - 1.2%
         173,190    FedEx Corp.# ...............................$    15,781,073
         245,710    United Parcel Service, Inc. - Class B ......     19,455,318
                                                                     35,236,391

Web Portals/Internet Service Providers - 1.4%
       1,128,915    Yahoo!, Inc.* ..............................     40,855,434

Wireless Equipment - 1.6%
       2,688,970    Motorola, Inc. .............................     46,411,622
--------------------------------------------------------------------------------
Total Common Stock (cost $1,374,905,912) .......................  1,597,261,846
--------------------------------------------------------------------------------
Corporate Bonds - 22.2%
Aerospace and Defense - 0.4%
                    Lockheed Martin Corp.:
      $3,835,000    8.20%, notes, due 12/1/09 ..................      4,570,887
       5,410,000    7.65%, company guaranteed notes
                     due 5/1/16 ................................      6,622,483
                                                                     11,193,370

Automotive - Truck Parts and Equipment - Original - 1.1%
                    Lear Corp.:
      13,720,000    7.96%, company guaranteed notes
                     due 5/15/05 ...............................     14,082,303
       4,805,000    5.75%, company guaranteed notes
                     due 8/1/14 (144A) .........................      4,901,504
      12,793,000    Tenneco Automotive, Inc., 11.625%
                     company guaranteed notes, due 10/15/09 ....     13,592,563
                                                                     32,576,370

Beverages - Non-Alcoholic - 0.6%
                    Coca-Cola Enterprises, Inc.:
       6,300,000     5.375%, notes, due 8/15/06 ................      6,571,997
       5,850,000     4.375%, notes, due 9/15/09 ................      6,003,176
       3,500,000     6.125%, notes, due 8/15/11 ................      3,875,858
                                                                     16,451,031

Brewery - 1.4%
                    Anheuser-Busch Companies, Inc.:
       5,185,000     5.65%, notes, due 9/15/08 .................      5,556,329
       1,610,000     5.75%, notes, due 4/1/10 ..................      1,752,342
       5,885,000     6.00%, senior notes, due 4/15/11 ..........      6,501,542
       5,050,000     7.55%, debentures, due 10/1/30 ............      6,437,164
       5,300,000     6.80%, debentures, due 1/15/31 ............      6,283,002
                    Miller Brewing Co.:
       8,530,000     4.25%, notes, due 8/15/08 (144A) ..........      8,702,928
       4,615,000     5.50%, notes, due 8/15/13 (144A) ..........      4,843,950
                                                                     40,077,257

Cable Television - 1.0%
                    Comcast Cable Communications, Inc.:
       6,574,000     6.75%, senior notes, due 1/30/11 ..........      7,374,733
       2,155,000     6.50%, company guaranteed notes
                      due 1/15/15 ..............................      2,356,708
       7,506,000    Echostar DBS Corp., 5.75%
                     senior notes, due 10/1/08 .................      7,674,885
                    TCI Communications, Inc.:
       7,122,000     6.875%, senior notes, due 2/15/06 .........      7,452,945
       3,358,000     7.875%, debentures, due 8/1/13 ............      3,970,637
                                                                     28,829,908

Casino Hotels - 0.3%
       8,195,000    Mandalay Resort Group, 6.50%
                     senior notes, due 7/31/09 .................      8,625,238

Cellular Telecommunications - 0.3%
       6,920,000    Nextel Communications, Inc., 6.875%
                     senior notes, due 10/31/13 ................      7,508,200

Chemicals - Specialty - 0.4%
      11,485,000    International Flavors & Fragrances, Inc.
                     6.45% notes, due 5/15/06 ..................     12,087,457

Commercial Banks - 0.2%
       6,255,000    First Bank National Association, 5.70%
                     subordinated notes, due 12/15/08 ..........      6,728,916

Computers - 0.3%
       9,262,000    Hewlett-Packard Co., 3.625%
                     notes, due 3/15/08 ........................      9,325,945

Containers - Metal and Glass - 0.6%
       2,050,000    Ball Corp., 6.875%
                     company guaranteed notes, due 12/15/12 ....      2,234,500
       4,245,000    Owens-Brockway Glass Container, Inc., 8.875%
                     company guaranteed notes, due 2/15/09 .....      4,658,888
                    Owens-Illinois, Inc.:
        6,150,000    7.15%, senior notes, due 5/15/05 ..........      6,303,750
        4,040,000    7.35%, senior notes, due 5/15/08 ..........      4,221,800
                                                                     17,418,938

Containers - Paper and Plastic - 0.2%
       4,365,000    Sealed Air Corp., 5.625%
                     notes, due 7/15/13 (144A) .................      4,493,130

Diversified Financial Services - 1.1%
                    General Electric Capital Corp.:
      11,075,000     2.85%, notes, due 1/30/06 .................     11,105,600
       9,880,000     5.35%, notes, due 3/30/06 .................     10,243,357
       9,245,000     6.75%, notes, due 3/15/32 .................     10,781,713
                                                                     32,130,670

Diversified Operations - 2.1%
                    Honeywell International, Inc.:
       8,335,000     5.125%, notes, due 11/1/06 ................      8,678,469
       5,340,000     6.125%, bonds, due 11/1/11 ................      5,908,956
                    Tyco International Group S.A.:
       9,465,000     5.875%, company guaranteed notes
                      due 11/1/04** ............................      9,465,000
      16,190,000     6.375%, company guaranteed notes
                      due 2/15/06** ............................     16,901,841
       9,275,000     6.375%, company guaranteed notes
                      due 10/15/11** ...........................     10,324,587
      10,620,000     6.00%, company guaranteed notes,
                      due 11/15/13** ...........................     11,601,989
                                                                     62,880,842

E-Commerce/Products - 0.2%
       4,275,000    Amazon.com, Inc., 4.75%
                     convertible subordinated debentures
                      due 2/1/09 ...............................      4,280,344

Electric - Integrated - 0.5%
       2,185,000    CMS Energy Corp., 9.875%
                     senior notes, due 10/15/07 ................      2,452,663
       9,070,000    MidAmerican Energy Holdings Co., 3.50%
                     senior notes, due 5/15/08 .................      8,968,915
                    Pacific Gas and Electric Co.:
         770,000     3.60%, first mortgage notes, due 3/1/09 ...        764,485
       2,640,000     4.20%, first mortgage notes, due 3/1/11 ...      2,626,821
                                                                     14,812,884

See Notes to Schedules of Investments and Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Balanced Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Electronic Components - Semiconductors - 0.9%
                    Freescale Semiconductor, Inc.:
      $5,395,000     4.82%, senior notes, due 7/15/09
                      (144A)(omega) ............................$     5,583,825
       7,695,000     6.875%, senior notes, due 7/15/11 (144A) ..      8,156,700
      10,400,000     7.125%, senior notes, due 7/15/14 (144A) ..     11,024,000
                                                                     24,764,525

Finance - Auto Loans - 0.4%
                    General Motors Acceptance Corp.:
       5,885,000     4.375%, notes, due 12/10/07 ...............      5,888,714
       5,335,000     6.875%, notes, due 8/28/12 ................      5,553,991
                                                                     11,442,705

Finance - Consumer Loans - 0.3%
       7,315,000    Household Finance Corp., 4.75%
                     notes, due 5/15/09 ........................      7,591,222

Finance - Investment Bankers/Brokers - 1.1%
      12,355,000    Charles Schwab Corp., 8.05%
                     senior notes, due 3/1/10 ..................     14,446,418
      10,541,000    Citigroup, Inc., 5.00%
                     senior subordinated notes
                     due, 9/15/14 (144A)ss. ....................     10,694,856
       7,640,000    JPMorgan Chase & Co., 3.80%
                     notes, due 10/2/09 ........................      7,601,410
                                                                     32,742,684

Finance - Mortgage Loan Banker - 0.4%
      10,975,000    Countrywide Financial Corp., 2.875%
                     company guaranteed notes, due 2/15/07 .....     10,863,582

Food - Diversified - 0.4%
                    Kellogg Co.:
       7,085,000     2.875%, senior notes, due 6/1/08 ..........      6,944,270
       2,455,000     7.45%, debentures, due 4/1/31 .............      3,073,260
                                                                     10,017,530

Food - Retail - 0.1%
       2,775,000    Fred Meyer, Inc., 7.45%
                     company guaranteed notes, due 3/1/08 ......      3,104,137

Food - Wholesale/Distribution - 0.2%
       4,385,000    Pepsi Bottling Holdings, Inc., 5.625%
                     company guaranteed notes
                     due 2/17/09 (144A) ........................      4,734,721

Hotels and Motels - 0.1%
       3,050,000    John Q. Hamons Hotels, Inc., 8.875%
                     first mortgage notes, due 5/15/12 .........      3,507,500

Independent Power Producer - 0.4%
      10,105,000    Reliant Energy, Inc., 9.25%
                     secured notes due 7/15/10 .................     11,216,550

Investment Companies - 0.3%
       9,415,000    Credit Suisse First Boston USA, Inc., 3.875%
                     notes, due 1/15/09 ........................      9,445,749

Medical - HMO - 0.1%
       3,145,000    UnitedHealth Group, Inc., 5.20%
                     notes, due 1/17/07 ........................      3,267,985

Multi-Line Insurance - 0.3%
       8,995,000    AIG SunAmerica Global Financial IX, Inc.
                     5.10%, notes, due 1/17/07 (144A) ..........      9,373,339

Multimedia - 1.4%
       4,205,000    Historic TW, Inc., 9.15%
                     debentures, due 2/1/23 ....................      5,539,945
                     Time Warner, Inc.:
      14,490,000    5.625%, company guaranteed notes
                     due 5/1/05 ................................     14,708,798
       9,676,000    6.15%, company guaranteed notes
                     due 5/1/07 ................................     10,350,311
       3,900,000    7.70%, company guaranteed notes
                     due 5/1/32 ................................      4,670,398
                     Viacom, Inc.:
       2,310,000    7.70%, company guaranteed notes
                     due 7/30/10 ...............................      2,713,661
       1,535,000    7.875%, company guaranteed notes
                     due 7/30/30 ...............................      1,940,839
                                                                     39,923,952

Oil - Field Services - 0.1%
       2,857,000    Hanover Equipment Trust 2001A, 8.50%
                     secured notes, due 9/1/08(omega) ..........      3,092,703

Oil Companies - Exploration and Production - 0.1%
       2,025,000    El Paso Production Holding Co., 7.75%
                     company guaranteed notes, due 6/1/13 ......      2,111,063

Oil Companies - Integrated - 0.2%
                    El Paso CGP Co.:
       1,925,000    7.625%, notes, due 9/1/08 ..................      1,992,375
       3,850,000    7.42%, notes, due 2/15/37 ..................      3,330,250
                                                                      5,322,625

Oil Refining and Marketing - 0.2%
       4,620,000    Tesoro Petroleum Corp., 9.625%
                     senior subordinated notes, due 4/1/12 .....      5,393,850

Paper and Related Products - 0.2%
       5,145,000    Georgia-Pacific Corp., 8.875%
                     company guaranteed notes, due 2/1/10 ......      6,058,238

Pharmacy Services - 0.3%
       8,829,000    Medco Health Solutions, Inc., 7.25%
                     senior notes, due 8/15/13 .................      9,808,401

Pipelines - 1.3%
                    El Paso Corp.:
      16,730,000     7.00%, senior notes, due 5/15/11 ..........     16,813,650
       3,080,000     7.875%, notes, due 6/15/12 ................      3,210,900
       3,085,000     7.75%, senior notes, due 1/15/32 ..........      2,838,200
       6,930,000    Enterprise Products Operating L.P., 5.60%
                     senior notes, due 10/15/14 (144A) .........      7,061,822
       5,725,000    Sonat, Inc., 6.875%
                     notes, due 6/1/05 .........................      5,803,719
                                                                     35,728,291

Retail - Discount - 0.7%
                    Wal-Mart Stores, Inc.:
      12,245,000     5.45%, senior notes, due 8/1/06 ...........     12,809,752
       5,385,000     6.875%, senior notes, due 8/10/09 .........      6,130,483
                                                                     18,940,235

Retail - Major Department Stores - 0.1%
       3,075,000    May Department Stores Co., 4.80%
                     notes, due 7/15/09 (144A) .................      3,149,984

Rubber - Tires - 0.3%
       7,710,000    Goodyear Tire & Rubber Co., 7.857%
                     notes, due 8/15/11 ........................      7,305,225

See Notes to Schedules of Investments and Financial Statements.


11  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Telecommunication Services - 0.4%
     $10,315,000    Verizon Global Funding Corp., 4.00%
                     notes, due 1/15/08 ........................$    10,497,606

Telephone - Integrated - 0.6%
      10,000,000    Deutsche Telekom International Finance B.V.
                     3.875%, company guaranteed notes
                     due 7/22/08** .............................     10,077,160
       4,600,000    Sprint Capital Corp., 8.375%
                     notes, due 3/15/12 ........................      5,645,506
                                                                     15,722,666

Television - 0.1%
       3,415,000    British Sky Broadcasting Group PLC, 6.875%
                     company guaranteed notes, due 2/23/09** ...      3,793,829

Textile-Home Furnishings - 0.1%
       2,650,000    Mohawk Industries, Inc., 7.20%
                     notes, due 4/15/12 ........................      3,069,418

Transportation - Railroad - 0.2%
                    Canadian National Railway Co.:
       1,910,000     4.25%, notes, due 8/1/09 ..................      1,943,576
       3,840,000     6.25%, bonds, due 8/1/34 ..................      4,137,577
                                                                      6,081,153

Wireless Equipment - 0.2%
       4,494,000    American Tower Corp., 9.375%
                     senior notes, due 2/1/09 ..................      4,752,405
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $605,857,577) ......................    632,244,373
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
           6,900    Ono Finance PLC - expires 5/31/09*,**,ss.
                     (cost $0) .................................             88
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.9%
                    Fannie Mae:
     $21,800,000     2.00%, due 1/15/06# .......................     21,670,791
      26,718,000     2.125%, due 4/15/06# ......................     26,554,913
      19,560,000     5.50%, due 5/2/06# ........................     20,354,801
       7,840,000     4.75%, due 1/2/07# ........................      8,126,960
      25,235,000     5.00%, due 1/15/07 ........................     26,389,274
      12,010,000     3.25%, due 11/15/07# ......................     12,064,057
       4,840,000     2.50%, due 6/15/08# .......................      4,715,878
       7,715,000     5.25%, due 1/15/09 ........................      8,246,401
       1,650,000     6.375%, due 6/15/09 .......................      1,844,174
       9,129,000     6.25%, due 2/1/11# ........................     10,136,148
      12,613,000     5.375%, due 11/15/11 ......................     13,589,738
      11,700,000    Federal Home Loan Bank System
                     2.25%, due 5/15/06# .......................     11,632,456
                    Freddie Mac:
       9,550,000     4.25%, due 6/15/05 ........................      9,665,622
      26,460,000     1.875%, due 2/15/06# ......................     26,236,836
      31,470,000     2.375%, due 4/15/06# ......................     31,367,283
       5,010,000     5.75%, due 4/15/08 ........................      5,426,857
       2,155,000     5.75%, due 3/15/09# .......................      2,352,635
       2,040,000     7.00%, due 3/15/10# .......................      2,357,769
       3,712,000     5.875%, due 3/21/11# ......................      4,056,637
       5,901,000     6.25%, due 7/15/32# .......................      6,763,720
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $250,109,557) .............    253,552,950
--------------------------------------------------------------------------------
  U.S. Treasury Notes - 8.5%
                    U.S. Treasury Notes:
     $12,343,000     4.625%, due 5/15/06# ......................     12,758,132
       5,740,000     2.625%, due 5/31/06# ......................      5,746,951
      21,045,000     3.50%, due 11/15/06# ......................     21,432,186
      15,625,000     5.625%, due 5/15/08# ......................     17,014,156
       9,058,000     2.625%, due 5/15/08# ......................      8,956,804
       7,070,000     3.125%, due 4/15/09# ......................      7,050,946
      18,802,000     6.00%, due 8/15/09# .......................     21,070,725
       4,960,000     5.75%, due 8/15/10# .......................      5,546,867
       3,940,000     5.00%, due 8/15/11# .......................      4,255,046
       5,785,000     4.25%, due 8/15/14# .......................      5,887,140
      16,055,000     7.25%, due 5/15/16# .......................     20,367,277
       3,542,000     8.125%, due 8/15/19# ......................      4,892,111
      13,030,000     7.875%, due 2/15/21# ......................     17,798,680
      12,284,000     7.25%, due 8/15/22# .......................     15,983,597
      17,447,000     6.25%, due 8/15/23# .......................     20,609,269
      14,852,000     6.00%, due 2/15/26# .......................     17,141,881
       8,736,000     5.25%, due 2/15/29# .......................      9,218,184
      11,139,000     6.25%, due 5/15/30# .......................     13,394,648
      12,230,000     5.375%, due 2/15/31# ......................     13,283,407
--------------------------------------------------------------------------------
Total U.S. Treasury Notes (cost $233,824,908) ..................    242,408,007
--------------------------------------------------------------------------------
Other Securities - 12.6%
     359,152,778    State Street Navigator Securities Lending
                     Prime Portfolio+ (cost $359,152,778) ......    359,152,778
--------------------------------------------------------------------------------
Time Deposit - 4.4%
    $124,800,000    SunTrust Banks, Inc., ETD
                     1.78125%, 11/1/04 (cost $124,800,000) .....    124,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,948,650,732) - 112.6% .........  3,209,420,042
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (12.6)%   (359,997,115)
--------------------------------------------------------------------------------
Net Assets - 100% ..............................................$ 2,849,422,927
--------------------------------------------------------------------------------

Summary of Investments by Country

                                                                           % of
                                                                     Investment
Country                              Market Value                    Securities
--------------------------------------------------------------------------------
Bermuda                            $   50,861,876                          1.6%
Canada                                 50,049,226                          1.5%
France                                 53,712,451                          1.7%
Luxembourg                             48,293,417                          1.5%
Netherlands                            10,077,160                          0.3%
South Korea                            12,001,353                          0.4%
Switzerland                           102,091,891                          3.2%
United Kingdom                         66,726,665                          2.1%
United States++                     2,815,606,003                         87.7%
--------------------------------------------------------------------------------
Total                              $3,209,420,042                        100.0%

++Includes Short-Term Securities and Other Securities (72.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                  Currency          Currency        Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/19/04            8,100,000     $  14,816,811     $    (276,308)
British Pound 4/15/05             9,200,000        16,655,966          (320,446)
Euro 4/15/05                     20,500,000        26,084,837          (542,537)
South Korean Won
 11/12/04                     4,425,000,000         3,951,175          (219,517)
South Korean Won
 11/15/04                     2,000,000,000         1,785,698          (122,740)
--------------------------------------------------------------------------------
Total                                           $  63,294,487     $  (1,481,548)

See Notes to Schedules of Investments and Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  12

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Contrarian Fund (unaudited)

================================================================================
Fund Strategy

This nondiversified fund invests primarily in companies with earnings growth potential that may not be fully recognized or appreciated by the market.
================================================================================

                                                               [PHOTO OMITTED]
                                                               David Decker
                                                               portfolio manager

Performance Overview

I would like to thank you for your continued investment in Janus Contrarian Fund. During the one-year period ended October 31, 2004, the performance of the Fund was 17.75% vs. the 9.42% gain by the S&P 500(R) Index, the Fund's benchmark. While the performance of the Fund has been relatively strong, the market itself has been quite challenging as investors struggle with important issues that affect value, such as the strength and durability of economic growth, substantially higher oil prices, the weakness in the dollar, and the war on terror. I don't have an opinion on the near-term performance of the market. I am, however, confident that our disciplined process will help us uncover uniquely undervalued companies to purchase for Janus Contrarian Fund.

Investment Philosophy and Process

As you are aware, we changed the name of Janus Special Equity Fund to Janus Contrarian Fund on September 30, 2004. It is important to understand that only the name has changed. The strategy, philosophy and the portfolio manager are the same. The decision to change the name was based solely on a need to better explain the style of the Fund, which is contrarian in nature. Shareholders who have read my letters in the past will recall that I firmly believe that taking a contrarian stance or, put simply, investing where others are not, is the best way to find value.

Some might argue that contrarian investing increases risk because the strategy is generally to invest in controversial names. From my perspective, the opposite occurs. One must remember that the market is directionally efficient, meaning it does a very good job of discounting news, both bad and good. For this reason, controversial companies by definition sell at a level which incorporates most, if not all, of the bad news. In other words, if we are successful at identifying companies suffering from negative events, even if we are wrong in our assessment, our downside is generally limited due to the fact we have already avoided the initial price decline. Conversely, if we are right, we may capture significant upside.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                   October 31, 2004       October 31, 2003
SK Corp.                                        5.9%                   2.0%
Computer Associates
 International, Inc.                            5.8%                   4.9%
Reliance Industries, Ltd.                       5.0%                   4.9%
EchoStar Communications Corp. -
 Class A                                        4.9%                   3.5%
Tyco International, Ltd.
 (New York Shares)                              4.2%                   4.4%
Lear Corp.                                      3.9%                   5.5%
Ceridian Corp.                                  3.9%                   5.7%
Station Casinos, Inc.                           3.9%                   2.7%
Liberty Media Corp. - Class A                   3.8%                   6.5%
JPMorgan Chase & Co.                            3.5%                    --

Investing is really about the analysis and management of risk. Given that all investments have some degree of risk, the key is to find situations where the downside risk is limited while the upside returns are significant. I describe this situation as one having an asymmetrically positive risk/reward. Our goal in any investment is to find situations where we believe the risk/reward is asymmetrically positive and avoid those where the reverse is true.

Let me give an example of this process. The Fund has owned a significant position in Apple Computer for a number of years. When I purchased the position, I felt that the market was giving the firm no credit for its tremendous brand name and its extraordinary skill set in industrial design. Indeed, at its low of approximately $13, the stock was trading for roughly its net cash position and the land value of its headquarters in Cupertino, CA. Yet despite the fact that it was not making money, I felt there was some value in a company with $7 billion in sales and a widely recognized brand name. I, by no means claim credit for anticipating the unprecedented success of the iPod, but because our research showed an asymmetrically positive risk/reward we believed it would be very difficult to lose money on this investment, even if the iPod was a failure. It should not surprise you to hear me suggest that, at today's price, the risk/reward is not asymmetrically positive. While I believe that Apple's outstanding product line coupled with a very well-executed distribution strategy could lead to significant share gains and further value


13  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

creation, I have substantially reduced our position in the stock. I still maintain a position for the reasons highlighted above, but in an attempt to manage risk, I decided to reduce the position.

Stocks That Contributed to Performance

There were a couple of other important contributors to the performance of the Fund. SK Corp, a large Korean refiner, was up 177% in the period. SK has been an outstanding performer for the Fund over the last couple of years. My reasons for investing in SK were similar to why I invested in Apple, despite the fact that the companies are radically different. What originally attracted me to SK Corp was its ownership in publicly traded SK telecom, which was actually worth more than the entire value of the company. Like Apple, I felt we were getting the rest of the business for free. SK Corp is certainly not without controversy, and its share price last year reflected the fact that senior management had misappropriated billions of dollars of shareholder funds. March, it still trades at less than six times earnings, not Interestingly, even with SK Corp up almost six-fold from its low last including its ownership of SK Telecom. This, of course, means that last year it was trading for less than one time this year's earnings. From my perspective, that presented a tremendously asymmetrically positive risk/reward, substantially compensating the shareholder for accepting the management risk.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
                                       Janus Contrarian Fund    S&P 500(R) Index
                    Cable Television                    7.5%                0.6%
Finance - Investment Bankers/Brokers                    5.9%                5.4%
          Oil Refining and Marketing                    5.9%                0.2%
        Enterprise Software/Services                    5.8%                0.9%
                      Petrochemicals                    5.0%                  0%

It is important to note that being contrarian is not necessarily synonymous with seeking only controversial companies. Often, even highly profitable and growing enterprises will be misunderstood by investors and therefore incorrectly valued. An example of this is Reckitt Benkiser, a company I purchased last year. Reckett Benkiser, best known for its Woolite and Lysol brands, absolutely understands value creation. It relentlessly focuses on costs to maximize cash for shareholders, and uses excess cash to repurchase its substantially undervalued shares. I own the name not because it is controversial - it is not - but despite its track record of shareholder value creation, it sells at a substantial discount to what I believe is the intrinsic value of the company. Despite not being controversial, it maintains an asymmetrically positive risk/reward.

Stocks That Detracted from Performance

Now for the mistakes. This business certainly has a way of keeping you humble. Recognizing that mistakes are a part of the business, the key is to minimize the damage from a poor decision. Again, investing is about managing risk and accepting risk means accepting the potential to be wrong. As a substantial investor in this Fund, I am very cognizant of the impact of poor decisions. However, if I am right about the asymmetric risk/reward, the downside of poor decisions shouldn't be severe. To the extent that I am wrong about the downside risk, which does happen, I make every effort to minimize the loss.

Some of the positions that declined during the period are ones I still feel strongly about, such as Ceridian, Echostar and Interpublic Group. An investment is not a six-month or one-year decision. That is a trade. Because I believe in the long-term value of these companies, I chose to add to the positions rather than sell. If my conviction level is high, I view a temporary decline in the stock as an opportunity. I did sell a few positions at a loss, including Sinclair Broadcasting and Toys R Us. One company in particular, Bally Total Fitness, was a longtime holding. I had believed that the value of its receivables would provide a buffer for the company's difficult operations. This was unfortunately not the case and I sold the position earlier this year.

I want to thank you again for your continued investment in Janus Contrarian Fund. As I mentioned in my letter to you last year, more that 80% of my liquid investments are invested in this Fund, and I have never sold a share. While I have no opinion of the future direction of the markets over the near term, there is one thing of which I am certain: there will always be companies that are improperly valued by investors. It is my job, and the job of our outstanding team of analysts, to search the globe for these opportunities.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  14

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Contrarian Fund (unaudited)

Performance
================================================================================

[The following table was depicted as a mountain chart in the printed material.]

                         Initial Investment of $10,000

                 Janus Contrarian Fund       S&P 500(R) Index
                 ---------------------       ----------------

 2/29/2000*           $ 10,000                   $ 10,000
03/31/2000            $ 10,820                   $ 10,978
04/30/2000            $ 11,120                   $ 10,648
05/31/2000            $ 10,930                   $ 10,430
06/30/2000            $ 11,220                   $ 10,687
07/31/2000            $ 11,020                   $ 10,520
08/31/2000            $ 11,660                   $ 11,173
09/30/2000            $ 11,020                   $ 10,583
10/31/2000            $ 11,290                   $ 10,538
11/30/2000            $ 10,260                    $ 9,708
12/31/2000            $ 10,775                    $ 9,755
 1/31/2001            $ 11,380                   $ 10,101
 2/28/2001            $ 10,991                    $ 9,180
 3/31/2001            $ 10,079                    $ 8,599
 4/30/2001            $ 10,612                    $ 9,267
05/31/2001            $ 10,683                    $ 9,329
06/30/2001            $ 10,468                    $ 9,102
07/31/2001            $ 10,048                    $ 9,012
08/31/2001             $ 9,669                    $ 8,448
09/30/2001             $ 8,133                    $ 7,766
10/31/2001             $ 8,624                    $ 7,914
11/30/2001             $ 9,270                    $ 8,521
12/31/2001             $ 9,511                    $ 8,596
01/31/2002             $ 9,274                    $ 8,470
02/28/2002             $ 9,213                    $ 8,307
03/31/2002             $ 9,983                    $ 8,619
04/30/2002             $ 9,644                    $ 8,097
05/31/2002             $ 9,511                    $ 8,037
06/30/2002             $ 8,535                    $ 7,465
07/31/2002             $ 7,682                    $ 6,883
08/31/2002             $ 7,816                    $ 6,928
09/30/2002             $ 7,056                    $ 6,175
10/31/2002             $ 7,138                    $ 6,718
11/30/2002             $ 7,713                    $ 7,114
12/31/2002             $ 7,257                    $ 6,696
01/31/2003             $ 7,195                    $ 6,521
02/28/2003             $ 7,103                    $ 6,423
03/31/2003             $ 7,082                    $ 6,485
04/30/2003             $ 7,730                    $ 7,019
05/31/2003             $ 8,634                    $ 7,389
06/30/2003             $ 8,830                    $ 7,483
07/31/2003             $ 9,241                    $ 7,615
08/31/2003             $ 9,878                    $ 7,764
09/30/2003             $ 9,621                    $ 7,681
10/31/2003            $ 10,248                    $ 8,116
11/30/2003            $ 10,556                    $ 8,187
12/31/2003            $ 11,122                    $ 8,617
 1/31/2004            $ 11,327                    $ 8,775
 2/29/2004            $ 11,523                    $ 8,897
 3/31/2004            $ 11,605                    $ 8,763
 4/30/2004            $ 11,389                    $ 8,625
 5/31/2004            $ 11,358                    $ 8,743
 6/30/2004            $ 11,492                    $ 8,913
 7/31/2004            $ 11,101                    $ 8,618
 8/31/2004            $ 11,070                    $ 8,653
 9/30/2004            $ 11,471                    $ 8,747
10/31/2004            $ 12,067                    $ 8,881

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                              One                Since
                                             Year               Inception*
--------------------------------------------------------------------------------
Janus Contrarian Fund                        17.75%                4.10%
--------------------------------------------------------------------------------
S&P 500(R) Index                              9.42%               (2.51)%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Multi-Cap Core Funds       2/701               69/378
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date - February 29, 2000

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value      Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                  (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------------
Actual                       $1,000.00                        $1,059.60                     $5.07
--------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)  $1,000.00                        $1,020.21                     $4.98
--------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                        Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Contrarian Fund                                  0.98%
--------------------------------------------------------------------------------
Multi-Cap Core Funds Average                           1.39%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Effective September 30, 2004, Janus Special Equity Fund changed its name to Janus Contrarian Fund

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


15  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Common Stock - 99.7%
Advertising Agencies - 1.9%
       3,758,100    Interpublic Group of Companies, Inc.*,# ....$    46,074,306

Automotive - Cars and Light Trucks - 2.0%
       5,287,551    Tata Motors, Ltd. ..........................     48,580,431

Automotive - Truck Parts and Equipment - Original - 3.9%
       1,743,975    Lear Corp.* ................................     94,035,132

Broadcast Services and Programming - 4.5%
      10,246,126    Liberty Media Corp. - Class A* .............     91,395,444
       2,000,000    UnitedGlobalCom, Inc. - Class A*,# .........     14,960,000
                                                                    106,355,444

Building Products - Cement and Aggregate - 2.6%
       1,564,720    Cemex S.A. de C.V. (ADR)# ..................     45,345,586
       2,352,455    Gujarat Ambuja Cements, Ltd. ...............     17,732,216
                                                                     63,077,802

Cable Television - 7.5%
       3,723,930    EchoStar Communications Corp. - Class A* ...    117,750,666
       1,664,423    Liberty Media International, Inc. - Class
                     A* ........................................     60,002,449
                                                                    177,753,115

Casino Hotels - 3.9%
       1,798,945    Station Casinos, Inc.# .....................     91,656,248

Computer Services - 3.9%
       5,318,230    Ceridian Corp.*,# ..........................     91,739,468

Computers - 3.5%
       1,585,047    Apple Computer, Inc.* ......................     83,262,519

Diversified Operations - 4.7%
         874,658    Smiths Group PLC ...........................     11,947,696
       3,225,635    Tyco International, Ltd. (New York Shares)#     100,478,530
                                                                    112,426,226

Electric - Generation - 0.1%
       2,040,600    National Thermal Power
                     Corporation, Ltd.*,(sigma) ................      2,788,872

Electric - Integrated - 0.2%
         190,250    Duke Energy Corp.# .........................      4,666,833

Electronic Components - Semiconductors - 3.1%
       4,455,400    Advanced Micro Devices, Inc.*,# ............     74,939,828

Electronic Design Automation - 1.1%
       2,127,355    Cadence Design Systems, Inc.*,# ............     26,464,296

Enterprise Software/Services - 5.8%
       4,956,745    Computer Associates International, Inc.# ...    137,351,404

Finance - Investment Bankers/Brokers - 5.9%
       4,397,026    E*TRADE Financial Corp.*,# .................     56,721,635
       2,167,000    JPMorgan Chase & Co. .......................     83,646,199
                                                                    140,367,834

Finance - Mortgage Loan Banker - 3.0%
         829,055    Freddie Mac ................................     55,215,063
       1,125,370    Housing Development Finance
                     Corporation, Ltd. .........................     15,864,083
                                                                     71,079,146

Financial Guarantee Insurance - 0.5%
         215,610    MBIA, Inc.# ................................     12,475,195

Independent Power Producer - 1.8%
       4,294,205    Reliant Energy, Inc.* ......................     44,144,427

Leisure and Recreation Products - 0.5%
       2,942,671    EMI Group PLC ..............................     11,417,299

Metal Processors and Fabricators - 1.0%
       1,258,314    Bharat Forge, Ltd.* ........................     24,170,502

Money Center Banks - 2.0%
       7,087,091    ICICI Bank, Ltd. ...........................     46,710,905

Multi-Line Insurance - 1.1%
       1,100,500    CNA Financial Corp.*,# .....................     26,301,950

Multimedia - 1.0%
         935,000    Walt Disney Co.# ...........................     23,580,700

Oil Companies - Exploration and Production - 1.4%
       2,106,875    Magnum Hunter Resources, Inc.*,# ...........     25,493,188
         390,680    Oil and Natural Gas Corporation, Ltd. ......      6,787,489
                                                                     32,280,677

Oil Companies - Integrated - 3.5%
         864,775    BP PLC (ADR) ...............................     50,373,144
       1,000,000    Suncor Energy, Inc. (New York Shares) ......     34,100,000
                                                                     84,473,144

Oil Refining and Marketing - 5.9%
       2,672,080    SK Corp.** .................................    139,630,799

Paper and Related Products - 0.7%
      10,315,353    Ballarpur Industries, Ltd.(pound) ..........     16,872,020

Petrochemicals - 5.0%
      10,231,608    Reliance Industries, Ltd. ..................    119,366,881

Pipelines - 2.4%
       1,384,924    Kinder Morgan Management LLC* ..............     57,128,115

Publishing - Periodicals - 0.7%
       1,474,700    Playboy Enterprises, Inc. - Class B*,(pound)     16,369,170

Reinsurance - 3.3%
          28,061    Berkshire Hathaway, Inc. - Class B* ........     78,683,044

Retail - Discount - 1.4%
       1,954,691    Fred's, Inc. ...............................     34,265,733

Soap and Cleaning Preparations - 2.3%
       1,968,642    Reckitt Benckiser PLC ......................     53,890,918

Steel - Producers - 2.0%
       7,437,463    Tata Iron and Steel Company, Ltd. ..........     47,159,401

Super-Regional Banks - 0.6%
         249,580    Wells Fargo & Co. ..........................     14,904,918

Television - 3.4%
       1,303,892    British Sky Broadcasting Group PLC .........     12,148,728
       1,922,083    SBS Broadcasting S.A. (New York
                     Shares)*,#,(pound) ........................     66,196,539
         767,992    Sinclair Broadcast Group, Inc. - Class A# ..      5,375,944
                                                                     83,721,211

Tobacco - 1.6%
       3,454,223    Swedish Match A.B.**,# .....................     37,999,051

--------------------------------------------------------------------------------
Total Common Stock (cost $1,704,592,408) .......................  2,378,164,964
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  16

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Contrarian Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Corporate Bonds - 0%
Retail - Discount - 0%
     $16,925,000    Ames Department Stores, Inc., 10.00%
                     senior notes, due 4/15/06 (omega),(pi),
                     (beta),(sigma) (cost $7,900,645) ..........$             0
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Advertising Agencies - 0.4%
         195,300    Interpublic Group of Companies, Inc.
                     Series A, 5.375%# (cost $10,078,540) ......      9,008,213
--------------------------------------------------------------------------------
Warrants - 0%
Metal Processors and Fabricators - 0%
          29,853    Bharat Forge, Ltd. -
                     expires 8/6/06*,(beta),(sigma) (cost $0) ..              0
--------------------------------------------------------------------------------
Other Securities - 7.9%
     188,113,657    State Street Navigator Securities Lending
                     Prime Portfolio+ (cost $188,113,657) ......    188,113,657
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 0.4%
                    Federal Home Loan Bank System, 1.69%
      $9,600,000     11/1/04 (amortized cost $9,600,000) .......      9,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,920,285,250) - 108.4% .........  2,584,886,834
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (8.4)%    (200,928,082)
--------------------------------------------------------------------------------
Net Assets - 100% ..............................................$ 2,383,958,752
--------------------------------------------------------------------------------

Summary of Investments by Country
                                                                    % of
                                                                 Investment
Country                                 Market Value             Securities
--------------------------------------------------------------------------------
Bermuda                               $  100,478,530                   3.8%
Canada                                    34,100,000                   1.3%
India                                    346,032,800                  13.4%
Luxembourg                                66,196,539                   2.6%
Mexico                                    45,345,586                   1.8%
South Korea                              139,630,799                   5.4%
Sweden                                    37,999,051                   1.5%
United Kingdom                           139,777,785                   5.4%
United States++                        1,675,325,744                  64.8%
--------------------------------------------------------------------------------
Total                                 $2,584,886,834                 100.0%

++Includes Short-Term Securities and Other Securities (57.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and            Currency         Currency            Unrealized
Settlement Date            Units Sold     Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
 11/12/04              48,100,000,000      $  42,949,497        $ (2,337,252)
South Korean Won
 11/15/04              82,450,000,000         73,615,414          (3,517,682)
Swedish Krona
 4/15/05                  243,500,000         34,257,930          (1,397,818)
--------------------------------------------------------------------------------
Total                                      $ 150,822,841        $ (7,252,752)

See Notes to Schedules of Investments and Financial Statements.


17  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Core Equity Fund (unaudited)

================================================================================
Fund Strategy

This diversified fund seeks growth through investing in companies of any size while attempting to manage risk.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Karen L. Reidy
                                                               portfolio manager

Performance Overview

During the 12 months ended October 31, 2004, the equity markets advanced as investors gained more confidence in the economic expansion. While profit news was generally positive, the market did face pressures, including soaring energy prices, rising short-term interest rates and uncertainty over the war in Iraq and the threat of terrorism. Nonetheless, this environment offered opportunities for investors who could look beyond short-term volatility to identify companies capitalizing on the improving economic backdrop.

Janus Core Equity Fund gained in this environment, returning 10.61% for the 12-month period. This compares to a 9.42% gain for the Fund's benchmark, the S&P 500(R) Index.

Our outperformance can be attributed to careful stock selection, as well as to my decision to add more cyclical and growth exposure to the portfolio as my confidence in the recovery grew. In particular, we benefited from a number of well-chosen stocks in the materials sector, as well from our overexposure to hotel stocks and from our heavy weighting in capital goods shares. On the downside, while we added to our energy holdings, we remained underweight in this area relative to our benchmark. This limited our ability to capitalize on the booming sector's performance. Additionally, I reduced the portfolio's technology weighting, but our results nonetheless suffered from declines in a number of our semiconductor and hardware holdings.

Portfolio Composition

I continue to balance our portfolio with a core of disciplined, stable-growing companies. In selecting positions, I remain focused on companies that I believe combine unique strategic capabilities, market leadership and exceptional cash-flow driven focus. During the period, the portfolio was significantly weighted in capital goods and media stocks. I added to our financial services and energy exposure during the year, but we remain underweight in both areas relative to the S&P 500(R) Index.

As of October 31, 2004, approximately 94.7% of the Fund's total net assets were invested in equities, a direct result of the many investment opportunities presented by the market. On that date, the Fund held a rather modest 5.3% cash position and the top 10 equity holdings accounted for 31.6% of the Fund's total net assets.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                    October 31, 2004       October 31, 2003
Marriott International, Inc. -
 Class A                                        3.8%                   2.1%
Roche Holding A.G                               3.6%                   2.1%
JPMorgan Chase & Co.                            3.6%                    --
General Electric Co.                            3.3%                   2.3%
Tyco International, Ltd.
 (New York Shares)                              3.1%                   3.0%
Exxon Mobil Corp.                               2.9%                   1.9%
Motorola, Inc.                                  2.9%                    --
Texas Instruments, Inc.                         2.9%                   2.5%
Freddie Mac                                     2.8%                   1.2%
Canadian National Railway Co.
 (New York Shares)                              2.7%                   1.9%

Strong Performers Included Industrial Conglomerate, Hotel and Transportation Stocks

One of our largest holdings, diversified products company Tyco International, continues to report impressive financial results and was the biggest contributor to the Fund's performance during the period. Under the guidance of a new management team, Tyco has focused on reducing its debt and growing its businesses in strategic, disciplined ways.

Lodging stocks Starwood Hotels & Resort and Marriott International also rewarded us with strong performance, aided by improved bookings and rebounding business travel and tourism. High-end hotelier Starwood, in particular, continues to report solid market share gains and robust increases in its revenue-per-available-room.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  18

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Core Equity Fund (unaudited)

With higher gasoline prices driving up trucking rates, rail transport has become more cost competitive. As a result, railroad operators such as Canadian National Railway have enjoyed record freight volumes and firming prices. In my opinion, Canadian National, one of the best-managed railroads in North America, has further bolstered its profit margins by restructuring its labor contracts and by focusing on its more profitable business segments. It was therefore a significant contributor to the Fund's gains during the period.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
   [The following table was depicted as a bar chart in the printed material.]

                                      Janus Core Equity Fund   S&P 500(R) Index

              Diversified Operations                11.9%             5.8%
Finance - Investment Bankers/Brokers                 8.7%             5.4%
                   Hotels and Motels                 6.3%             0.3%
          Oil Companies - Integrated                 5.3%             5.1%
                     Medical - Drugs                 5.4%             4.7%

Select Technical Hardware and Equipment Stocks Pressured the Fund's Results

On a negative note, our returns were hurt by our stake in network equipment maker Cisco Systems, which has struggled against concerns over its rising inventories and declining orders backlog. While I remain positive on Cisco's long-term business prospects, I found its risk-reward profile to be less attractive at its current share price. Consequently, I have reduced our weighting in the stock.

Other detractors included semiconductor manufacturers Texas Instruments and Intel, which suffered when a summer slowdown in orders raised questions over industry growth assumptions. Nonetheless, I remain confident in the improving financial returns for both companies and maintained my investments.

Investment Strategy and Outlook

Going forward, I remain committed to grassroots research and disciplined financial analysis. I continue to apply these efforts to identifying reasonably valued investments backed by core competitive advantages, disciplined management teams and improving financial results. In particular, my focus is on companies that I believe offer improving top-line revenue growth potential, which will be particularly important as earnings growth stabilizes with a maturing economic recovery.

Thank you for your investment in Janus Core Equity Fund.


19  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Performance
================================================================================

[The following table was depicted as a mountain chart in the printed material.]

                          Initial Investment of $10,000

                   Janus Core Equity Fund              S&P 500(R) Index
                   ----------------------              ----------------

   6/28/1996*            $ 10,000                          $ 10,000
   6/30/1996             $ 10,000                          $ 10,000
   7/31/1996             $ 10,050                           $ 9,558
   8/31/1996             $ 11,030                           $ 9,760
   9/30/1996             $ 11,480                          $ 10,309
  10/31/1996             $ 11,320                          $ 10,593
  11/30/1996             $ 11,711                          $ 11,394
  12/31/1996             $ 11,559                          $ 11,168
   1/31/1997             $ 12,081                          $ 11,866
   2/28/1997             $ 12,300                          $ 11,959
   3/31/1997             $ 11,904                          $ 11,468
   4/30/1997             $ 12,238                          $ 12,152
   5/31/1997             $ 12,917                          $ 12,892
   6/30/1997             $ 13,471                          $ 13,470
   7/31/1997             $ 14,183                          $ 14,542
   8/31/1997             $ 13,806                          $ 13,727
   9/30/1997             $ 14,811                          $ 14,479
  10/31/1997             $ 14,654                          $ 13,995
  11/30/1997             $ 14,811                          $ 14,643
  12/31/1997             $ 15,152                          $ 14,895
   1/31/1998             $ 15,476                          $ 15,059
   2/28/1998             $ 16,651                          $ 16,146
   3/31/1998             $ 17,099                          $ 16,972
   4/30/1998             $ 17,569                          $ 17,143
   5/31/1998             $ 16,976                          $ 16,848
   6/30/1998             $ 18,269                          $ 17,533
   7/31/1998             $ 18,426                          $ 17,346
   8/31/1998             $ 15,458                          $ 14,838
   9/30/1998             $ 16,796                          $ 15,789
  10/31/1998             $ 17,468                          $ 17,073
  11/30/1998             $ 18,634                          $ 18,108
  12/31/1998             $ 21,219                          $ 19,151
   1/31/1999             $ 22,795                          $ 19,952
   2/28/1999             $ 21,956                          $ 19,332
   3/31/1999             $ 23,758                          $ 20,105
   4/30/1999             $ 24,724                          $ 20,884
   5/31/1999             $ 24,054                          $ 20,391
   6/30/1999             $ 25,178                          $ 21,523
   7/31/1999             $ 24,609                          $ 20,851
   8/31/1999             $ 23,995                          $ 20,747
   9/30/1999             $ 23,791                          $ 20,179
  10/31/1999             $ 25,716                          $ 21,456
  11/30/1999             $ 26,537                          $ 21,892
  12/31/1999             $ 29,389                          $ 23,181
   1/31/2000             $ 28,910                          $ 22,016
   2/29/2000             $ 29,939                          $ 21,600
   3/31/2000             $ 31,043                          $ 23,713
   4/30/2000             $ 29,486                          $ 22,999
   5/31/2000             $ 28,246                          $ 22,527
   6/30/2000             $ 29,241                          $ 23,083
   7/31/2000             $ 28,678                          $ 22,722
   8/31/2000             $ 30,236                          $ 24,133
   9/30/2000             $ 28,936                          $ 22,859
  10/31/2000             $ 28,455                          $ 22,762
  11/30/2000             $ 26,472                          $ 20,968
  12/31/2000             $ 27,289                          $ 21,071
   1/31/2001             $ 27,818                          $ 21,818
   2/28/2001             $ 25,807                          $ 19,829
   3/31/2001             $ 24,445                          $ 18,573
   4/30/2001             $ 26,128                          $ 20,016
   5/31/2001             $ 26,115                          $ 20,150
   6/30/2001             $ 25,532                          $ 19,659
   7/31/2001             $ 24,974                          $ 19,466
   8/31/2001             $ 23,780                          $ 18,247
   9/30/2001             $ 21,829                          $ 16,774
  10/31/2001             $ 22,281                          $ 17,094
  11/30/2001             $ 23,608                          $ 18,405
  12/31/2001             $ 23,983                          $ 18,566
  01/31/2002             $ 23,623                          $ 18,295
  02/28/2002             $ 23,836                          $ 17,942
  03/31/2002             $ 24,676                          $ 18,617
  04/30/2002             $ 23,983                          $ 17,488
   5/31/2002             $ 23,930                          $ 17,360
   6/30/2002             $ 22,302                          $ 16,123
   7/31/2002             $ 20,488                          $ 14,867
   8/31/2002             $ 20,448                          $ 14,964
   9/30/2002             $ 18,901                          $ 13,338
  10/31/2002             $ 19,995                          $ 14,511
  11/30/2002             $ 20,595                          $ 15,366
  12/31/2002             $ 19,662                          $ 14,463
  01/31/2003             $ 19,152                          $ 14,084
  02/28/2003             $ 18,802                          $ 13,873
  03/31/2003             $ 19,098                          $ 14,007
  04/30/2003             $ 20,428                          $ 15,161
   5/31/2003             $ 21,168                          $ 15,960
   6/30/2003             $ 21,235                          $ 16,164
   7/31/2003             $ 21,450                          $ 16,449
   8/31/2003             $ 22,055                          $ 16,769
   9/30/2003             $ 21,544                          $ 16,591
  10/31/2003             $ 22,901                          $ 17,530
  11/30/2003             $ 23,372                          $ 17,684
  12/31/2003             $ 24,238                          $ 18,612
   1/31/2004             $ 24,399                          $ 18,953
   2/29/2004             $ 24,723                          $ 19,217
   3/31/2004             $ 24,615                          $ 18,927
   4/30/2004             $ 24,251                          $ 18,630
   5/31/2004             $ 24,764                          $ 18,885
   6/30/2004             $ 25,398                          $ 19,252
   7/31/2004             $ 24,453                          $ 18,615
   8/31/2004             $ 24,440                          $ 18,691
   9/30/2004             $ 25,047                          $ 18,893
  10/31/2004             $ 25,330                          $ 19,182

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------

                                   One            Five            Since
                                   Year           Year          Inception*
--------------------------------------------------------------------------------
Janus Core Equity Fund             10.61%        (0.30)%          11.78%
--------------------------------------------------------------------------------
S&P 500(R) Index                    9.42%        (2.22)%           8.12%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Large-Cap
Core Funds                        78/933         104/590          5/305
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date - June 28, 1996

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value      Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                  (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------------
Actual                          $1,000.00                   $1,044.50                         $4.83
--------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000.00                   $1,020.41                         $4.77
--------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                       Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Core Equity Fund                               0.97%
--------------------------------------------------------------------------------
Large-Cap Core Funds Average                         1.44%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  20

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Core Equity Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 94.2%
Aerospace and Defense - 1.4%
         155,750    Lockheed Martin Corp. ......................$     8,580,268

Agricultural Chemicals - 1.6%
         173,780    Mosaic Co.* ................................      2,613,651
         103,930    Potash Corporation of Saskatchewan, Inc.
                     (New York Shares) .........................      6,941,485
                                                                      9,555,136

Applications Software - 1.5%
         324,980    Microsoft Corp. ............................      9,096,190

Audio and Video Products - 0.7%
          34,755    Harman International Industries, Inc. ......      4,176,856

Automotive - Truck Parts and Equipment - Original - 1.1%
         124,920    Lear Corp.* ................................      6,735,686

Beverages - Non-Alcoholic - 0.8%
         102,080    PepsiCo, Inc. ..............................      5,061,126

Brewery - 1.1%
         128,925    Anheuser-Busch Companies, Inc. .............      6,439,804

Chemicals - Specialty - 1.4%
          15,029    Syngenta A.G. ..............................      1,428,534
         369,270    Syngenta A.G. (ADR) ........................      7,030,900
                                                                      8,459,434

Computers - 2.0%
         137,790    IBM Corp. ..................................     12,366,653

Computers - Peripheral Equipment - 0.6%
          47,630    Lexmark International Group, Inc. - Class A*      3,958,529

Cosmetics and Toiletries - 2.0%
         237,585    Procter & Gamble Co. .......................     12,159,600

Data Processing and Management - 0.8%
         116,715    Automatic Data Processing, Inc. ............      5,064,264

Diversified Operations - 11.9%
         102,475    3M Co. .....................................      7,948,986
         595,280    General Electric Co. .......................     20,310,953
         381,810    Honeywell International, Inc. ..............     12,859,361
          60,513    Louis Vuitton Moet Hennessy S.A.**,# .......      4,133,601
         597,665    Smiths Group PLC** .........................      8,164,013
         601,690    Tyco International, Ltd. (New York Shares) .     18,742,644
                                                                     72,159,558

E-Commerce/Services - 1.2%
          38,695    eBay, Inc.* ................................      3,777,019
         159,880    IAC/InterActiveCorp* .......................      3,456,606
                                                                      7,233,625

Electric Products - Miscellaneous - 0.8%
          11,900    Samsung Electronics Company, Ltd.** ........      4,671,773

Electronic Components - Semiconductors - 2.9%
         718,220    Texas Instruments, Inc. ....................     17,560,479

Entertainment Software - 0.5%
          68,635    Electronic Arts, Inc.* .....................      3,083,084

Finance - Credit Card - 0.5%
          59,690    American Express Co. .......................      3,167,748

Finance - Investment Bankers/Brokers - 8.7%
          47,335    Bear Stearns Companies, Inc.# ..............      4,484,991
         279,500    Citigroup, Inc. ............................     12,401,415
          64,130    Goldman Sachs Group, Inc. ..................      6,309,109
         573,065    JPMorgan Chase & Co. .......................     22,120,310
         140,165    Merrill Lynch & Company, Inc. ..............      7,560,500
                                                                     52,876,325

Finance - Mortgage Loan Banker - 3.9%
         205,043    Countrywide Financial Corp. ................      6,547,023
         261,855    Freddie Mac ................................     17,439,543
                                                                     23,986,566

Financial Guarantee Insurance - 1.1%
         106,825    MGIC Investment Corp. ......................      6,869,916

Food - Dairy Products - 0.3%
          59,815    Dean Foods Co.* ............................      1,785,478

Food - Wholesale/Distribution - 0.5%
         103,345    Sysco Corp. ................................      3,334,943

Hotels and Motels - 6.3%
          43,435    Four Seasons Hotels, Inc. ..................      2,937,075
         425,280    Marriott International, Inc. - Class A .....     23,173,507
         266,970    Starwood Hotels & Resorts Worldwide, Inc. ..     12,742,478
                                                                     38,853,060

Machinery - Construction and Mining - 1.1%
       1,023,000    Komatsu, Ltd. ..............................      6,830,276

Medical - Biomedical and Genetic - 0.7%
         136,750    Celgene Corp.*,# ...........................      4,050,535

Medical - Drugs - 4.7%
          22,820    Novartis A.G. (ADR) ........................      1,095,588
         218,643    Roche Holding A.G. .........................     22,274,671
          74,060    Sanofi-Aventis** ...........................      5,398,137
                                                                     28,768,396

Medical - HMO - 3.2%
         166,020    Aetna, Inc. ................................     15,771,900
          55,850    UnitedHealth Group, Inc. ...................      4,043,540
                                                                     19,815,440

Multimedia - 2.5%
         914,505    Time Warner, Inc.* .........................     15,217,363

Networking Products - 1.0%
         330,045    Cisco Systems, Inc.* .......................      6,340,164

Oil Companies - Integrated - 5.3%
         110,155    BP PLC (ADR)** .............................      6,416,529
         366,020    Exxon Mobil Corp. ..........................     18,015,503
           5,854    Suncor Energy, Inc. ........................        199,893
          37,829    Total S.A. - Class B**,# ...................      7,843,647
                                                                     32,475,572

Pharmacy Services - 0.6%
         131,205    Caremark Rx, Inc.* .........................      3,932,214

Pipelines - 0.2%
          34,215    Kinder Morgan Management LLC* ..............      1,411,369

Publishing - Newspapers - 0.5%
          40,540    Gannett Company, Inc. ......................      3,362,793

Reinsurance - 2.2%
           4,732    Berkshire Hathaway, Inc. - Class B* ........     13,268,528

See Notes to Schedules of Investments and Financial Statements.


21  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Respiratory Products - 0.2%
          25,270    Respironics, Inc.* .........................$     1,291,044

Retail - Building Products - 0.6%
          94,030    Home Depot, Inc. ...........................      3,862,752

Retail - Consumer Electronics - 2.7%
         281,145    Best Buy Company, Inc. .....................     16,649,407

Retail - Discount - 1.1%
         129,105    Target Corp. ...............................      6,457,832

Retail - Restaurants - 0.7%
         105,650    Yum! Brands, Inc. ..........................      4,595,775

Semiconductor Components/Integrated Circuits - 0.8%
          71,835    Linear Technology Corp. ....................      2,721,110
          52,465    Maxim Integrated Products, Inc. ............      2,307,935
                                                                      5,029,045

Soap and Cleaning Preparations - 1.7%
         388,640    Reckitt Benckiser PLC** ....................     10,638,890

Super-Regional Banks - 1.1%
         148,225    Bank of America Corp. ......................      6,638,998

Therapeutics - 0.6%
          80,580    Neurocrine Biosciences, Inc.* ..............      3,750,999

Transportation - Railroad - 2.7%
         308,677    Canadian National Railway Co.
                     (New York Shares) .........................     16,683,992

Transportation - Services - 1.5%
          54,195    FedEx Corp. ................................      4,938,249
          50,440    United Parcel Service, Inc. - Class B ......      3,993,839
                                                                      8,932,088

Web Portals/Internet Service Providers - 2.0%
         339,420    Yahoo!, Inc.* ..............................     12,283,610

Wireless Equipment - 2.9%
       1,028,215    Motorola, Inc. .............................     17,746,991
--------------------------------------------------------------------------------
Total Common Stock (cost $487,296,252) .........................$   577,270,174
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Automotive - Cars and Light Trucks - 0.5%
           5,076    Porsche A.G.** (cost $1,880,906) ...........$     3,228,473
--------------------------------------------------------------------------------
Other Securities - 2.2%
      13,585,047    State Street Navigator Securities Lending
                     Prime Portfolio+ (cost $13,585,047) .......     13,585,047
--------------------------------------------------------------------------------
Repurchase Agreement- 1.5%
       9,400,000    J.P. Morgan Securities, Inc., 1.90%
                     dated 10/29/04, maturing 11/1/04
                     to be repurchased at $9,401,488
                     collateralized by $42,767,518
                     in U.S. Government Agencies
                     0% - 5.50%, 5/15/30 - 9/16/46
                     with a value of $9,588,039
                     (cost $9,400,000) .........................      9,400,000
--------------------------------------------------------------------------------
Time Deposit - 4.9%
                    SunTrust Banks, Inc., ETD
      30,000,000     1.78125%, 11/1/04 (cost $30,000,000) ......     30,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $542,162,205) - 103.3% ...........    633,483,694
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.3)%     (20,214,945)
--------------------------------------------------------------------------------
Net Assets - 100% ..............................................$   613,268,749
--------------------------------------------------------------------------------

Summary of Investments by Country

                                                                           % of
                                                                     Investment
Country                                  Market Value                 Securities
--------------------------------------------------------------------------------
Bermuda                                  $ 18,742,644                       3.0%
Canada                                     26,762,445                       4.2%
France                                     17,375,385                       2.8%
Germany                                     3,228,473                       0.5%
Japan                                       6,830,276                       1.1%
South Korea                                 4,671,773                       0.8%
Switzerland                                31,829,693                       5.0%
United Kingdom                             25,219,432                       4.0%
United States++                           498,823,573                      78.6%
--------------------------------------------------------------------------------
Total                                    $633,483,694                     100.0%

++Includes Short-Term Securities and Other Securities (70.4% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and               Currency            Currency       Unrealized
Settlement Date               Units Sold      Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/19/04         4,875,000         $ 8,917,525      $ (189,982)
British Pound 4/15/05          1,800,000           3,258,776         (62,696)
Euro 4/15/05                   7,825,000           9,956,773        (228,208)
South Korean Won
 11/12/04                  1,150,000,000           1,026,859         (57,050)
South Korean Won
 11/15/04                  1,360,000,000           1,214,275         (83,463)
--------------------------------------------------------------------------------
Total                                           $ 24,374,208      $ (621,399)

See Notes to Schedules of Investments and Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  22

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Growth and Income Fund (unaudited)

================================================================================
Fund Strategy

This fund brings a more conservative approach to investing by normally investing 75% of its assets in equity securities selected for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Minyoung Sohn
                                                               portfolio manager

One afternoon six years ago, Janus' founder, Tom Bailey, invited me to join him for coffee at a nearby bookstore. Across the table, he looked me straight in the eye and stated clearly that I worked for Janus' fundholders and that my job was to find at least one or two good stocks each year to impact the portfolios (I was an analyst at the time). This important but simple mission has guided and inspired my tenure as an analyst, and I am excited to apply this energy to the Growth and Income Fund, as assuming responsibility for management for your Fund has been the greatest honor of my investment career.

Investment Strategy

The Janus Growth and Income Fund is managed for shareholders who are pursuing longer-term financial dreams. This might include saving for a home, retirement or college tuition. As such, I seek to generate top-quartile returns while attempting to minimizing risk in volatile markets.

To achieve this objective, approximately two-thirds of the Fund is invested in core holdings - companies with strong competitive advantages in one or more disciplines such as manufacturing, distribution or research and development. It is my belief that companies with sustainable advantages should generate superior returns on invested capital over time and outperform their peers. I also look for special situations opportunities - specific catalysts involving turnaround stories, undervalued or underappreciated assets, or new product launches - the recognition of which is expected to drive share price appreciation.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                    October 31, 2004       October 31, 2003
Tyco International, Ltd.
 (New York Shares)                              5.3%                   3.3%
Exxon Mobil Corp.                               3.9%                   3.4%
Citigroup, Inc.                                 3.5%                   4.9%
Advanced Micro Devices, Inc.                    3.0%                    --
UnitedHealth Group, Inc.                        3.0%                   1.6%
Microsoft Corp.                                 2.8%                   2.7%
Roche Holding A.G.                              2.6%                   2.2%
Cisco Systems, Inc.                             2.1%                   2.0%
Maxim Integrated Products, Inc.                 2.1%                   2.3%
Procter & Gamble Co.                            2.1%                   2.4%

I am aware that over the past year the Fund has generated less income than in the past. Historically, the Fund has held 10%-20% of its assets in fixed-income securities, but today it is invested predominantly in equities, meeting its income objective through dividend-paying stocks. Although I am sensitive to shareholders who desire more income, with interest rates at historical lows, I believe that it is prudent to forego some current income today to help mitigate capital losses. As rates begin to rise, I anticipate better prices for corporate bonds and other fixed-income instruments. In the meantime, I am exploring other alternatives to boost income levels.

Performance Overview

For the fiscal year ended October 31, 2004, the Fund gained 8.28% while its benchmark, the S&P 500(R) Index, returned 9.42%.

Media and semiconductor stocks were weak performers

Our underperformance versus the Index can be explained by a handful of factors. The Fund's media holdings have been the biggest disappointment in the period. Eighteen months ago our decision to overweight this sector to allow greater participation in an economic recovery seemed logical; however, the sector has lagged as advertising growth has been under pressure across traditional media. The Fund's investment in Clear Channel Communications underperformed during the period, as the radio industry experienced sluggish growth due to cyclical and secular factors. Despite the lack of fundamental catalysts today, media continues to be an attractive sector, as these companies tend to enjoy high profit margins and generally require little capital for growth. Although I have gradually reduced our media positions throughout the year, I am adding selectively to positions such as Clear Channel and British Sky Broadcasting due to their attractive valuations.


23  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

While the Fund's overweight position in the semiconductor group also detracted from performance, strong stock selection in this sector offset most of this weakness. In particular, well-chosen stocks such as Advanced Micro Devices, Freescale, Samsung Electronics, Linear Technology and Maxim Integrated Products all outperformed the semiconductor industry during the period and contributed to the Fund's results.

Strong Performers Included Industrial Conglomerate, Oil and Healthcare Stocks

Our investment in Tyco International has been the single largest positive contributor to the Fund, followed closely by Exxon Mobil. Tyco has benefited from the leadership of new management, which has significantly improved the allocation of capital investment and generation of free cash flow. Going forward, I expect Tyco's ever-strengthening balance sheet to fund share repurchase and the increase of the dividend. As for Exxon, its share price has followed the increase of its earnings in the current high oil price environment.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

                                       Janus Growth and    S&P 500(R)
                                            Income Fund         Index

                Diversified Operations            10.6%         5.8%
            Oil Companies - Integrated             7.5%         5.1%
  Finance - Investment Bankers/Brokers             6.4%         5.4%
Electronic Components - Semiconductors             5.7%         2.3%
                         Medical - HMO             4.9%         0.9%
--------------------------------------------------------------------------------

The Fund's positioning in the healthcare sector has also been a large positive contributor in two ways. First, the managed care holdings in UnitedHealth Group and Aetna have been strong performers as these companies continue to benefit from strong earnings growth in a favorable pricing and cost environment. Second, the Fund's relative performance has benefited from my decision to maintain an underweight position in the weak-performing pharmaceutical group. That said, our position in Roche bucked this trend due to its growing portfolio of cancer drugs, particularly Avastin.

Investment Strategy and Outlook

While it is a risky gambit to prognosticate the market's performance, it is worth reviewing the economic landscape. Oil remains a stubborn headwind - although our economy is less dependent on oil today than in the past, higher energy prices do act as a tax on consumers and the economy. Higher gasoline prices and heating costs claim discretionary income and, unlike last year, we are unlikely to enjoy the same lift from housing and the refinance boom. Other macroeconomic considerations include the persistence of our federal and trade deficits and their longer-term impact on the dollar and interest rates. Lastly, China remains a puzzle with questions surrounding its ability to engineer a soft landing and the ripple effects of its decision to revalue its currency.

More recently, a silver lining has appeared as the Bureau of Labor Statistics reported that non-farm payrolls increased by a stunning 337,000 jobs in October, well ahead of consensus expectations and reversing the soft patch that we witnessed over the summer. With over two million new jobs created over the past 12 months, I am hopeful that the U.S. consumer can continue to support the economy until the business sector, carrying the strongest corporate balance sheets in decades, finally opens its purse strings for capital investment.

Given the economic uncertainty, I believe that the market is likely to continue to favor strong stock-picking. I welcome this challenge, as I am supported by a talented and growing analyst pool. My strategy is to stay the course by owning what I believe are the best companies and opportunistically buying those that have temporarily fallen out of favor.

Finally, I want you to know that a substantial portion of my discretionary investment dollars are invested alongside you in this Fund. I believe that adhering to a disciplined buying and selling approach will continue to reward us over time. I promise to you my utmost effort in the quarters and years ahead.

Thank you for your continued investment.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  24

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Growth and Income Fund (unaudited)

Performance
================================================================================

[The following table was depicted as a mountain chart in the printed material.]

                          Initial Investment of $10,000

                  Janus Growth and Income Fund          S&P 500(R) Index
                  ----------------------------          ----------------

  5/15/1991*               $ 10,000                         $ 10,000
  5/31/1991                $ 10,140                         $ 10,597
  6/30/1991                $ 10,200                         $ 10,112
  7/31/1991                $ 11,000                         $ 10,583
  8/31/1991                $ 11,680                         $ 10,834
  9/30/1991                $ 11,920                         $ 10,652
 10/31/1991                $ 12,150                         $ 10,795
 11/30/1991                $ 11,810                         $ 10,360
 12/31/1991                $ 13,715                         $ 11,545
  1/31/1992                $ 13,304                         $ 11,330
  2/29/1992                $ 13,264                         $ 11,477
  3/31/1992                $ 12,817                         $ 11,254
  4/30/1992                $ 12,696                         $ 11,584
  5/31/1992                $ 12,897                         $ 11,641
  6/30/1992                $ 12,636                         $ 11,468
  7/31/1992                $ 12,858                         $ 11,936
  8/31/1992                $ 12,777                         $ 11,692
  9/30/1992                $ 12,949                         $ 11,829
 10/31/1992                $ 13,121                         $ 11,870
 11/30/1992                $ 14,043                         $ 12,274
 12/31/1992                $ 14,449                         $ 12,425
  1/31/1993                $ 14,611                         $ 12,529
  2/28/1993                $ 14,074                         $ 12,700
  3/31/1993                $ 14,530                         $ 12,968
  4/30/1993                $ 14,073                         $ 12,654
  5/31/1993                $ 14,540                         $ 12,993
  6/30/1993                $ 14,916                         $ 13,031
  7/31/1993                $ 14,916                         $ 12,978
  8/31/1993                $ 15,191                         $ 13,471
  9/30/1993                $ 15,456                         $ 13,367
 10/31/1993                $ 15,589                         $ 13,644
 11/30/1993                $ 15,109                         $ 13,514
 12/31/1993                $ 15,417                         $ 13,677
  1/31/1994                $ 16,057                         $ 14,142
  2/28/1994                $ 15,732                         $ 13,758
  3/31/1994                $ 14,987                         $ 13,159
  4/30/1994                $ 15,029                         $ 13,327
  5/31/1994                $ 14,966                         $ 13,546
  6/30/1994                $ 14,419                         $ 13,214
  7/31/1994                $ 14,903                         $ 13,648
  8/31/1994                $ 15,555                         $ 14,208
  9/30/1994                $ 15,008                         $ 13,860
 10/31/1994                $ 15,471                         $ 14,171
 11/30/1994                $ 14,808                         $ 13,655
 12/31/1994                $ 14,665                         $ 13,858
  1/31/1995                $ 14,919                         $ 14,217
  2/28/1995                $ 15,321                         $ 14,771
  3/31/1995                $ 15,542                         $ 15,207
  4/30/1995                $ 16,019                         $ 15,655
  5/31/1995                $ 16,622                         $ 16,281
  6/30/1995                $ 17,330                         $ 16,659
  7/31/1995                $ 18,528                         $ 17,211
  8/31/1995                $ 18,570                         $ 17,255
  9/30/1995                $ 19,375                         $ 17,983
 10/31/1995                $ 19,216                         $ 17,919
 11/30/1995                $ 20,117                         $ 18,705
 12/31/1995                $ 19,996                         $ 19,065
  1/31/1996                $ 20,644                         $ 19,714
  2/29/1996                $ 21,471                         $ 19,897
  3/31/1996                $ 21,903                         $ 20,089
  4/30/1996                $ 22,239                         $ 20,385
  5/31/1996                $ 23,224                         $ 20,911
  6/30/1996                $ 22,768                         $ 20,990
  7/31/1996                $ 21,445                         $ 20,063
  8/31/1996                $ 22,431                         $ 20,486
  9/30/1996                $ 23,874                         $ 21,639
 10/31/1996                $ 24,126                         $ 22,236
 11/30/1996                $ 25,823                         $ 23,917
 12/31/1996                $ 25,201                         $ 23,443
  1/31/1997                $ 27,000                         $ 24,907
  2/28/1997                $ 26,643                         $ 25,103
  3/31/1997                $ 25,320                         $ 24,072
  4/30/1997                $ 26,909                         $ 25,508
  5/31/1997                $ 28,234                         $ 27,061
  6/30/1997                $ 30,107                         $ 28,274
  7/31/1997                $ 33,791                         $ 30,523
  8/31/1997                $ 31,817                         $ 28,813
  9/30/1997                $ 33,308                         $ 30,391
 10/31/1997                $ 33,241                         $ 29,376
 11/30/1997                $ 33,387                         $ 30,736
 12/31/1997                $ 33,936                         $ 31,264
  1/31/1998                $ 34,522                         $ 31,610
  2/28/1998                $ 36,839                         $ 33,890
  3/31/1998                $ 38,986                         $ 35,625
  4/30/1998                $ 39,778                         $ 35,984
  5/31/1998                $ 38,795                         $ 35,365
  6/30/1998                $ 41,383                         $ 36,802
  7/31/1998                $ 41,955                         $ 36,410
  8/31/1998                $ 35,136                         $ 31,146
  9/30/1998                $ 37,673                         $ 33,141
 10/31/1998                $ 38,803                         $ 35,837
 11/30/1998                $ 40,989                         $ 38,009
 12/31/1998                $ 45,769                         $ 40,199
  1/31/1999                $ 49,433                         $ 41,880
  2/28/1999                $ 47,640                         $ 40,578
  3/31/1999                $ 51,525                         $ 42,202
  4/30/1999                $ 52,076                         $ 43,836
  5/31/1999                $ 50,644                         $ 42,801
  6/30/1999                $ 53,634                         $ 45,176
  7/31/1999                $ 52,170                         $ 43,766
  8/31/1999                $ 51,855                         $ 43,549
  9/30/1999                $ 53,555                         $ 42,355
 10/31/1999                $ 58,046                         $ 45,036
 11/30/1999                $ 61,544                         $ 45,951
 12/31/1999                $ 69,193                         $ 48,658
  1/31/2000                $ 68,253                         $ 46,213
  2/29/2000                $ 73,057                         $ 45,338
  3/31/2000                $ 75,449                         $ 49,773
  4/30/2000                $ 70,646                         $ 48,276
  5/31/2000                $ 66,668                         $ 47,286
  6/30/2000                $ 69,194                         $ 48,451
  7/31/2000                $ 68,582                         $ 47,694
  8/31/2000                $ 72,844                         $ 50,656
  9/30/2000                $ 69,359                         $ 47,982
 10/31/2000                $ 67,589                         $ 47,779
 11/30/2000                $ 60,726                         $ 44,012
 12/31/2000                $ 61,300                         $ 44,228
  1/31/2001                $ 63,017                         $ 45,797
  2/28/2001                $ 57,208                         $ 41,621
  3/31/2001                $ 54,052                         $ 38,984
  4/30/2001                $ 58,447                         $ 42,014
  5/31/2001                $ 58,361                         $ 42,295
  6/30/2001                $ 56,884                         $ 41,266
  7/31/2001                $ 54,741                         $ 40,860
  8/31/2001                $ 52,164                         $ 38,302
  9/30/2001                $ 47,862                         $ 35,209
 10/31/2001                $ 48,892                         $ 35,880
 11/30/2001                $ 51,687                         $ 38,632
 12/31/2001                $ 52,495                         $ 38,971
  1/31/2002                $ 50,655                         $ 38,402
  2/28/2002                $ 50,393                         $ 37,661
  3/31/2002                $ 52,372                         $ 39,078
  4/30/2002                $ 50,075                         $ 36,709
  5/31/2002                $ 49,917                         $ 36,438
  6/30/2002                $ 46,902                         $ 33,843
  7/31/2002                $ 42,984                         $ 31,205
  8/31/2002                $ 42,896                         $ 31,409
  9/30/2002                $ 39,225                         $ 27,996
 10/31/2002                $ 41,743                         $ 30,460
 11/30/2002                $ 43,503                         $ 32,253
 12/31/2002                $ 41,205                         $ 30,358
  1/31/2003                $ 40,428                         $ 29,563
  2/28/2003                $ 39,810                         $ 29,119
  3/31/2003                $ 40,428                         $ 29,402
  4/30/2003                $ 43,418                         $ 31,824
  5/31/2003                $ 45,011                         $ 33,500
  6/30/2003                $ 44,993                         $ 33,928
  7/31/2003                $ 45,967                         $ 34,526
  8/31/2003                $ 46,800                         $ 35,199
  9/30/2003                $ 45,728                         $ 34,826
 10/31/2003                $ 48,087                         $ 36,796
 11/30/2003                $ 49,081                         $ 37,119
 12/31/2003                $ 51,361                         $ 39,066
  1/31/2004                $ 51,947                         $ 39,783
  2/29/2004                $ 52,373                         $ 40,336
  3/31/2004                $ 52,160                         $ 39,728
  4/30/2004                $ 50,738                         $ 39,104
  5/31/2004                $ 51,609                         $ 39,640
  6/30/2004                $ 52,658                         $ 40,411
  7/31/2004                $ 50,187                         $ 39,074
  8/31/2004                $ 49,813                         $ 39,232
  9/30/2004                $ 51,004                         $ 39,657
 10/31/2004                $ 52,089                         $ 40,263

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------

                                      One        Five        Ten        Since
                                      Year       Year       Year      Inception*
--------------------------------------------------------------------------------
Janus Growth and
Income Fund                           8.28%     (2.14)%     12.91%     13.04%
--------------------------------------------------------------------------------
S&P 500(R) Index                      9.42%     (2.22)%     11.01%     10.90%
--------------------------------------------------------------------------------
Lipper Ranking - based on total
returns for Large-Cap Core Funds     248/933    223/590     7/217      5/113
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - May 15, 1991

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value      Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                  (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------------
Actual                          $1,000.00                   $1,026.60                        $4.64
--------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000.00                   $1,020.56                        $4.62
--------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                          Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Growth and Income Fund                            0.92%
--------------------------------------------------------------------------------
Large-Cap Core Funds Average                            1.44%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


25  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 97.5%
Advertising Sales - 0.9%
       1,089,885    Lamar Advertising Co.* .....................$    45,143,037

Applications Software - 2.8%
       5,160,762    Microsoft Corp. ............................    144,449,728

Audio and Video Products - 1.0%
         437,285    Harman International Industries, Inc.# .....     52,552,911

Beverages - Non-Alcoholic - 1.9%
         455,470    Coca-Cola Co. ..............................     18,519,410
       1,657,093    PepsiCo, Inc. ..............................     82,158,671
                                                                    100,678,081

Brewery - 0.2%
         228,883    Anheuser-Busch Companies, Inc. .............     11,432,706

Broadcast Services and Programming - 1.9%
       2,955,866    Clear Channel Communications, Inc.# ........     98,725,924

Building - Residential and Commercial - 0.8%
          64,730    NVR, Inc.*,# ...............................     40,585,710

Cable Television - 1.5%
       2,620,235    Comcast Corp. - Special Class A*,# .........     76,091,624

Computers - 1.7%
       1,031,861    Dell, Inc.* ................................     36,177,047
         584,968    IBM Corp. ..................................     52,500,878
                                                                     88,677,925

Cosmetics and Toiletries - 3.5%
       1,001,970    Avon Products, Inc.# .......................     39,627,914
         773,850    Colgate-Palmolive Co. ......................     34,529,187
       2,128,640    Procter & Gamble Co. .......................    108,943,795
                                                                    183,100,896

Dental Supplies and Equipment - 0.5%
       2,685,615    Align Technology, Inc.* ....................     27,863,256

Diversified Operations - 10.6%
         976,907    3M Co. .....................................     75,778,676
       2,502,766    General Electric Co. .......................     85,394,375
       2,043,220    Honeywell International, Inc. ..............     68,815,650
       3,409,119    Smiths Group PLC ...........................     46,568,050
       8,788,060    Tyco International, Ltd. (New York Shares)#     273,748,068
                                                                    550,304,819

E-Commerce/Products - 0.4%
         548,630    Amazon.com, Inc.*,# ........................     18,724,742

Electric Products - Miscellaneous - 2.5%
         116,483    Samsung Electronics Company, Ltd. ..........     45,729,592
         421,111    Samsung Electronics Company, Ltd. (GDR) ....     82,537,756
                                                                    128,267,348

Electronic Components - Semiconductors - 5.7%
       9,320,735    Advanced Micro Devices, Inc.*,# ............    156,774,762
       2,083,815    Freescale Semiconductor, Inc. - Class A*,# .     32,382,485
       4,274,028    Texas Instruments, Inc. ....................    104,499,985
                                                                    293,657,232

Enterprise Software/Services - 1.6%
       1,684,050    Computer Associates International, Inc.# ...     46,665,025
       2,720,775    Oracle Corp.* ..............................     34,445,012
                                                                     81,110,037

Entertainment Software - 1.3%
       1,494,652    Electronic Arts, Inc.* .....................     67,139,768

Finance - Credit Card - 1.0%
       3,225,245    Providian Financial Corp.*,# ...............     50,152,560

Finance - Investment Bankers/Brokers - 6.2%
       4,052,940    Citigroup, Inc. ............................    179,828,947
         471,140    Goldman Sachs Group, Inc. ..................     46,350,753
       2,489,025    JPMorgan Chase & Co. .......................     96,076,365
                                                                    322,256,065

Finance - Mortgage Loan Banker - 1.4%
       2,326,595    Countrywide Financial Corp. ................     74,288,178

Food - Wholesale/Distribution - 0.6%
         910,860    Sysco Corp. ................................     29,393,452

Hotels and Motels - 1.1%
         880,500    Four Seasons Hotels, Inc. ..................     59,539,410

Industrial Automation and Robotics - 1.5%
       1,857,365    Rockwell Automation, Inc.# .................     77,433,547

Medical - Biomedical and Genetic - 0.7%
         615,240    Amgen, Inc.* ...............................     34,945,632

Medical - Drugs - 3.3%
       1,323,013    Roche Holding A.G.** .......................    134,784,462
         471,753    Sanofi-Aventis**,# .........................     34,385,460
                                                                    169,169,922

Medical - HMO - 4.9%
       1,021,480    Aetna, Inc. ................................     97,040,600
       2,128,948    UnitedHealth Group, Inc.# ..................    154,135,835
                                                                    251,176,435

Medical Instruments - 1.6%
       1,632,280    Medtronic, Inc. ............................     83,425,831

Multi-Line Insurance - 1.2%
       1,046,734    American International Group, Inc. .........     63,547,221

Multimedia - 2.7%
       5,608,995    Time Warner, Inc.*,# .......................     93,333,677
       1,262,894    Viacom, Inc. - Class B .....................     46,083,002
                                                                    139,416,679

Networking Products - 2.1%
       5,712,425    Cisco Systems, Inc.* .......................    109,735,684

Oil Companies - Exploration and Production - 1.4%
       1,431,309    EnCana Corp. (New York Shares) .............     70,706,665

Oil Companies - Integrated - 6.7%
       4,101,685    Exxon Mobil Corp. ..........................    201,884,935
       1,093,074    Petro-Canada ...............................     59,575,782
       2,530,361    Suncor Energy, Inc. ........................     86,402,570
                                                                    347,863,287

Pharmacy Services - 2.9%
       3,364,140    Caremark Rx, Inc.* .........................    100,823,276
       1,439,910    Medco Health Solutions, Inc.*,# ............     48,827,348
                                                                    149,650,624

Pipelines - 0.8%
         648,705    Kinder Morgan, Inc.# .......................     41,757,141

Retail - Apparel and Shoe - 1.3%
       3,369,875    Gap, Inc.# .................................     67,330,103

Retail - Consumer Electronics - 1.8%
       1,571,210    Best Buy Company, Inc.# ....................     93,047,056

Retail - Pet Food and Supplies - 1.2%
       1,893,665    PETsMART, Inc.# ............................     60,559,407

See Notes to Schedules of Investments and Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  26

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Growth and Income Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Retail - Regional Department Stores - 0.4%
      409,885        Kohl's Corp.*,# ...........................$    20,805,763

Semiconductor Components/Integrated Circuits - 3.7%
    2,239,200        Linear Technology Corp. ...................     84,820,896
    2,484,480        Maxim Integrated Products, Inc. ...........    109,292,275
                                                                    194,113,171

Shipbuilding - 0%
      101,330        Daewoo Shipbuilding & Marine Engineering
                      Company, Ltd. ............................      1,493,475

Super-Regional Banks - 1.6%
    2,815,693        U.S. Bancorp# .............................     80,556,977

Television - 2.1%
    11,662,332       British Sky Broadcasting Group PLC ........    108,661,225

Therapeutics - 0.4%
      470,705        Neurocrine Biosciences, Inc.* .............     21,911,318

Tobacco - 0.8%
         829,745    Altria Group, Inc. .........................     40,209,443

Toys - 0.9%
       3,045,707    Marvel Enterprises, Inc.* ..................     46,903,888

Transportation - Railroad - 1.4%
       1,361,497    Canadian National Railway Co.
                     (New York Shares) .........................     73,588,913

Web Portals/Internet Service Providers - 2.1%
       2,734,975    EarthLink, Inc.*,# .........................     28,252,292
       2,202,900    Yahoo!, Inc.* ..............................     79,722,951
                                                                    107,975,243

Wireless Equipment - 0.9%
       3,052,100    Nokia Oyj (ADR)**,# ........................     47,063,382
--------------------------------------------------------------------------------
Total Common Stock (cost $4,423,351,448) .......................  5,047,183,441
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Advertising Sales - 0.1%
      $5,745,000    Lamar Advertising Co., 2.875%
                     convertible senior notes
                     due 12/31/10 (cost $5,745,000) ............      6,190,238
--------------------------------------------------------------------------------
Preferred Stock - 2.5%
Automotive - Cars and Light Trucks - 0.9%
          74,360    Porsche A.G.** .............................     47,294,968
Finance - Investment Bankers/Brokers - 0.2%
         364,475    Lehman Brothers Holdings, Inc., 6.25%# .....      9,157,434
Oil Companies - Integrated - 0.8%
         579,900    Amerada Hess Corp., convertible, 7.00% .....     42,695,138
Property and Casualty Insurance - 0.6%
       1,212,750    XL Capital, Ltd., convertible, 6.50% .......     29,106,000
--------------------------------------------------------------------------------
Total Preferred Stock (cost $94,661,471) .......................$   128,253,540
--------------------------------------------------------------------------------
Other Securities - 6.2%
         213,410    JPMorgan Chase Letter of Credit
                     expiration 11/20/04+ ......................$       213,410
         362,797    BNP Paribas Letter of Credit
                     expiration 4/21/05+ .......................        362,797
     321,533,957    State Street Navigator Securities
                     Lending Prime Portfolio+ ..................    321,533,957
--------------------------------------------------------------------------------
Total Other Securities (cost $322,110,164) .....................    322,110,164
--------------------------------------------------------------------------------
Time Deposit - 0.2%
                    SunTrust Banks, Inc., ETD
      $8,300,000     1.78125%, 11/1/04 (cost $8,300,000) .......      8,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,854,168,083) - 106.5% .........  5,512,037,383
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.5)%    (334,827,512)
--------------------------------------------------------------------------------
Net Assets - 100% .............................................$  5,177,209,871
--------------------------------------------------------------------------------

Summary of Investments by Country

                                                         % of Investment
Country                              Market Value             Securities
--------------------------------------------------------------------------------
Bermuda                           $   273,748,068                   5.0%
Canada                                349,813,340                   6.3%
Cayman Islands                         29,106,000                   0.5%
Finland                                47,063,382                   0.9%
France                                 34,385,460                   0.6%
Germany                                47,294,968                   0.9%
South Korea                           129,760,823                   2.4%
Switzerland                           134,784,462                   2.4%
United Kingdom                        155,229,275                   2.8%
United States++                     4,310,851,605                  78.2%
--------------------------------------------------------------------------------
Total                             $ 5,512,037,383                 100.0%

++Includes Short-Term Securities and Other Securities (72.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and           Currency            Currency        Unrealized
Settlement Date           Units Sold     Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 4/15/05              28,400,000        $ 36,137,043      $  (915,168)
Swiss Franc 4/15/05       45,600,000          38,232,667       (1,821,910)
--------------------------------------------------------------------------------
Total                                       $ 74,369,710      $(2,737,078)

See Notes to Schedules of Investments and Financial Statements.


27  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Risk-Managed Stock Fund (unaudited)

                                                               Managed by INTECH

================================================================================
Fund Strategy

This diversified fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
================================================================================

Performance Overview

For the 12 months ended October 31, 2004, Janus Risk-Managed Stock Fund returned 15.06%. This compares to a 9.42% return posted by the S&P 500(R) Index, the Fund's benchmark.

Investment Strategy in this Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to actively participate in the market's upside without increasing risk along the way.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the S&P 500(R) Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the portfolio more efficient than the index, without increasing risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. In addition to helping the Fund outperform its benchmark since its inception, we feel that the mathematical process, which continued to be implemented in a disciplined manner during the period, will also help us perform over a three- to five-year period

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                   October 31, 2004       October 31, 2003
Exxon Mobil Corp.                               1.5%                   1.4%
Pfizer, Inc.                                    1.4%                   1.3%
Zimmer Holdings, Inc.                           1.3%                   0.6%
General Electric Co.                            1.2%                   1.7%
eBay, Inc.                                      1.0%                   1.7%
Bank of America Corp.                           1.0%                   1.1%
Burlington Resources, Inc.                      1.0%                   0.5%
Yahoo!, Inc.                                    1.0%                   1.4%
PG&E Corp.                                      0.9%                   0.5%
Occidental Petroleum Corp.                      0.9%                   0.6%

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500(R) Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark, regardless of the market's direction.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
                           Janus Risk-Managed Stock Fund      S&P 500(R) Index
     Electric - Integrated                           5.5%                 2.7%
    Diversified Operations                           4.6%                 5.8%
Oil Companies - Integrated                           4.5%                 5.1%
          Medical Products                           4.1%                 2.4%
           Medical - Drugs                           3.4%                 5.4%
--------------------------------------------------------------------------------

Thank you for your investment in Janus Risk-Managed Stock Fund.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  28

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Risk-Managed Stock Fund (unaudited)

Performance
================================================================================

[The following table is depicted as a mountain chart in the printed material.]

                          Initial Investment of $10,000

                       Janus Risk-Managed Stock Fund         S&P 500(R) Index
                       -----------------------------         ----------------

 2/28/2003*                      $ 10,000                        $ 10,000
03/31/2003                       $ 10,020                        $ 10,097
04/30/2003                       $ 10,670                        $ 10,929
05/31/2003                       $ 11,210                        $ 11,505
06/30/2003                       $ 11,310                        $ 11,651
07/31/2003                       $ 11,450                        $ 11,857
08/31/2003                       $ 11,730                        $ 12,088
09/30/2003                       $ 11,680                        $ 11,960
10/31/2003                       $ 12,440                        $ 12,636
11/30/2003                       $ 12,630                        $ 12,747
12/31/2003                       $ 13,167                        $ 13,416
 1/31/2004                       $ 13,453                        $ 13,662
 2/29/2004                       $ 13,750                        $ 13,852
 3/31/2004                       $ 13,832                        $ 13,643
 4/30/2004                       $ 13,505                        $ 13,429
 5/31/2004                       $ 13,740                        $ 13,613
 6/30/2004                       $ 14,150                        $ 13,878
 7/31/2004                       $ 13,668                        $ 13,419
 8/31/2004                       $ 13,679                        $ 13,473
 9/30/2004                       $ 14,150                        $ 13,619
10/31/2004                       $ 14,313                        $ 13,827

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                                 One             Since
                                                 Year           Inception*
--------------------------------------------------------------------------------
Janus Risk-Managed
Stock Fund                                      15.06%           23.93%
--------------------------------------------------------------------------------
S&P 500(R) Index                                 9.42%           21.40%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Multi-Cap
Core Funds                                     27/701          152/651
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date - February 28, 2003

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                           Beginning Account Value      Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                  (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                    $1,059.90                     $4.30
--------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                    $1,020.96                     $4.22
--------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.83% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                        Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund                          0.69%
--------------------------------------------------------------------------------
Multi-Cap Core Funds Average                           1.39%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

See "Explanations of Charts, Tables and Financial Statements."

INTECH is a subsidiary of Janus Capital Group Inc.

A 2% redemption fee may be imposed on shares held for 3 months or less.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the stated objective(s) will be met.

The voluntary waiver of the Fund's management fee terminated June 25, 2004. Without such waivers total returns from inception to June 24, 2004 would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


29  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Common Stock - 94.6%
Aerospace and Defense - 1.1%
          7,200     Boeing Co. .................................$       359,280
          3,900     General Dynamics Corp. .....................        398,268
            600     Lockheed Martin Corp. ......................         33,054
          7,800     Northrop Grumman Corp. .....................        403,650
         18,500     Raytheon Co. ...............................        674,880
          5,200     Rockwell Collins, Inc. .....................        184,444
                                                                      2,053,576

Aerospace and Defense - Equipment - 0.2%
          2,700     B.F. Goodrich Co. ..........................         83,241
          2,400     United Technologies Corp. ..................        222,768
                                                                        306,009

Agricultural Operations - 1.3%
         49,100     Archer-Daniels-Midland Co. .................        951,067
         34,000     Monsanto Co. ...............................      1,453,500
                                                                      2,404,567

Apparel Manufacturers - 0.2%
          1,500     Coach, Inc.* ...............................         69,945
          1,800     Jones Apparel Group, Inc. ..................         63,540
          2,600     V. F. Corp. ................................        139,958
                                                                        273,443

Applications Software - 0.6%
         36,100     Microsoft Corp. ............................      1,010,439

Athletic Footwear - 0.3%
          6,900     NIKE, Inc. - Class B .......................        561,039

Automotive - Cars and Light Trucks - 0.1%
          2,900     Ford Motor Co. .............................         37,787
          2,600     General Motors Corp. .......................        100,230
                                                                        138,017

Automotive - Medium and Heavy Duty Trucks - 0.1%
          3,350     PACCAR, Inc. ...............................        232,189

Automotive - Truck Parts and Equipment - Original - 0.3%
          3,400     Dana Corp. .................................         50,694
          8,800     Johnson Controls, Inc. .....................        504,680
          9,800     Visteon Corp. ..............................         69,678
                                                                        625,052

Beverages - Non-Alcoholic - 1.8%
          8,600     Coca-Cola Co. ..............................        349,676
         60,800     Coca-Cola Enterprises, Inc. ................      1,271,328
         29,600     Pepsi Bottling Group, Inc. .................        829,984
         15,100     PepsiCo, Inc. ..............................        748,658
                                                                      3,199,646

Beverages - Wine and Spirits - 0.3%
         11,300     Brown-Forman Corp. - Class B ...............        507,370

Brewery - 0.4%
          5,900     Adolph Coors Co. - Class B .................        393,530
          5,700     Anheuser-Busch Companies, Inc. .............        284,715
                                                                        678,245

Building - Residential and Commercial - 0.2%
          5,600     Centex Corp. ...............................        290,864
          2,000     Pulte Homes, Inc. ..........................        109,760
                                                                        400,624

Building and Construction Products - Miscellaneous - 0%
            800     Masco Corp. ................................         27,408
            600     Vulcan Materials Co. .......................         29,868
                                                                         57,276

Building Products - Air and Heating - 0.5%
         24,500     American Standard Companies, Inc.* .........        895,965

Casino Hotels - 0.1%
          3,600     Harrah's Entertainment, Inc. ...............        210,672

Casino Services - 0.7%
         38,700     International Game Technology ..............      1,278,648

Cellular Telecommunications - 0.5%
         31,000     Nextel Communications, Inc. - Class A* .....        821,190

Chemicals - Diversified - 0.1%
          3,200     Dow Chemical Co. ...........................        143,808
            800     PPG Industries, Inc. .......................         51,000
            400     Rohm & Haas Co. ............................         16,956
                                                                        211,764

Chemicals - Specialty - 0.7%
         10,300     Ashland, Inc. ..............................        593,486
         12,000     Eastman Chemical Co. .......................        569,640
          4,900     Ecolab, Inc. ...............................        165,865
                                                                      1,328,991

Coatings and Paint Products - 0.3%
         12,500     Sherwin-Williams Co. .......................        534,000

Commercial Banks - 0.4%
          1,200     AmSouth Bancorporation .....................         31,668
          1,200     BB&T Corp. .................................         49,332
          4,900     Marshall & Ilsley Corp. ....................        205,653
          1,700     North Fork Bancorporation, Inc. ............         74,970
          7,300     SouthTrust Corp. ...........................        318,061
                                                                        679,684

Commercial Services - Finance - 0.2%
          1,400     Equifax, Inc. ..............................         36,610
          4,300     Moody's Corp. ..............................        334,583
            300     Paychex, Inc. ..............................          9,838
                                                                        381,031

Computer Aided Design - 0.5%
         16,500     Autodesk, Inc. .............................        870,375

Computer Services - 0.1%
            700     Affiliated Computer Services, Inc. - Class A*        38,185
          3,800     Computer Sciences Corp.* ...................        188,746
                                                                        226,931

Computers - 0.9%
          5,300     Apple Computer, Inc.* ......................        278,409
         18,300     Dell, Inc.* ................................        641,598
            900     Hewlett-Packard Co. ........................         16,794
          8,700     IBM Corp. ..................................        780,825
                                                                      1,717,626

Computers - Integrated Systems - 0.4%
         13,300     NCR Corp.* .................................        749,455

Computers - Peripheral Equipment - 0.5%
         12,000     Lexmark International Group, Inc. - Class A*        997,320

See Notes to Schedules of Investments and Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  30

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Risk-Managed Stock Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Consumer Products - Miscellaneous - 0.9%
         16,900     Clorox Co. .................................$       922,740
         10,500     Fortune Brands, Inc. .......................        764,610
                                                                      1,687,350

Containers - Metal and Glass - 0.3%
         14,800     Ball Corp. .................................        589,780

Containers - Paper and Plastic - 0.5%
          8,900     Bemis Company, Inc. ........................        235,583
         10,600     Pactiv Corp.* ..............................        251,114
          8,200     Sealed Air Corp.* ..........................        406,228
                                                                        892,925

Cosmetics and Toiletries - 3.1%
          9,150     Alberto-Culver Co. .........................        410,469
         39,200     Avon Products, Inc. ........................      1,550,360
         34,700     Gillette Co. ...............................      1,439,356
          4,500     International Flavors & Fragrances, Inc. ...        175,725
         10,700     Kimberly-Clark Corp. .......................        638,469
         28,100     Procter & Gamble Co. .......................      1,438,158
                                                                      5,652,537

Cruise Lines - 0.3%
          9,300     Carnival Corp. (New York Shares) ...........        470,208

Data Processing and Management - 1.0%
         21,100     Automatic Data Processing, Inc. ............        915,529
         21,600     First Data Corp. ...........................        891,648
                                                                      1,807,177

Disposable Medical Products - 0.5%
         17,000     C.R. Bard, Inc. ............................        965,600

Distribution/Wholesale - 0.5%
         11,400     Genuine Parts Co. ..........................        454,746
          7,800     W.W. Grainger, Inc. ........................        457,002
                                                                        911,748

Diversified Operations - 4.6%
         16,800     3M Co. .....................................      1,303,176
          3,300     Cooper Industries, Ltd. - Class A ..........        210,870
          1,000     Crane Co. ..................................         27,870
         19,900     Danaher Corp. ..............................      1,097,087
         11,200     Eaton Corp. ................................        716,240
         62,200     General Electric Co. .......................      2,122,264
         13,700     Honeywell International, Inc. ..............        461,416
          4,000     Illinois Tool Works, Inc. ..................        369,120
          1,100     Ingersoll-Rand Co. - Class A ...............         75,284
          2,500     ITT Industries, Inc. .......................        202,850
         12,200     Textron, Inc. ..............................        831,430
         28,600     Tyco International, Ltd. (New York Shares) .        890,890
                                                                      8,308,497

Diversified Operations - Commercial Services - 0.2%
         17,100     Cendant Corp. ..............................        352,089

E-Commerce/Services - 1.0%
         19,500     eBay, Inc.* ................................      1,903,395

Electric - Integrated - 5.5%
         15,800     Allegheny Energy, Inc.* ....................        289,298
            200     Ameren Corp. ...............................          9,600
          8,100     American Electric Power Company, Inc. ......        266,733
          6,100     Cinergy Corp. ..............................        241,072
          3,400     Constellation Energy Group, Inc. ...........        138,108
          1,500     Dominion Resources, Inc. ...................         96,480
         10,900     DTE Energy Co. .............................        465,539
          7,500     Duke Energy Corp. ..........................        183,975
         48,400     Edison International .......................      1,476,200
          8,100     Entergy Corp. ..............................        529,416
         13,900     Exelon Corp. ...............................        550,718
         16,800     FirstEnergy Corp. ..........................        694,344
          1,100     FPL Group, Inc. ............................         75,790
         54,300     PG&E Corp.* ................................      1,739,772
          8,600     Pinnacle West Capital Corp. ................        366,532
          1,700     PPL Corp. ..................................         88,400
          6,100     Public Service Enterprise Group, Inc. ......        259,799
          4,400     Southern Co. ...............................        138,996
         19,200     TXU Corp. ..................................      1,175,424
         66,500     Xcel Energy, Inc. ..........................      1,137,150
                                                                      9,923,346

Electric Products - Miscellaneous - 0%
            800     Emerson Electric Co. .......................         51,240

Electronic Components - Semiconductors - 0.3%
          5,200     Advanced Micro Devices, Inc.* ..............         87,464
          1,200     Broadcom Corp. - Class A* ..................         32,460
          3,900     Intel Corp. ................................         86,814
          5,400     National Semiconductor Corp. ...............         90,180
          3,400     NVIDIA Corp.* ..............................         49,198
          8,700     Xilinx, Inc. ...............................        266,220
                                                                        612,336

Electronic Forms - 0.1%
          2,400     Adobe Systems, Inc. ........................        134,472

Electronic Measuring Instruments - 0%
          1,700     Agilent Technologies, Inc.* ................         42,602
          1,300     Tektronix, Inc. ............................         39,429
                                                                         82,031

Engineering - Research and Development Services - 0%
          1,000     Fluor Corp. ................................         46,440

Enterprise Software/Services - 0.2%
          6,200     BMC Software, Inc.* ........................        117,304
         10,600     Computer Associates International, Inc. ....        293,726
                                                                        411,030

Entertainment Software - 0.1%
          2,500     Electronic Arts, Inc.* .....................        112,300

Fiduciary Banks - 0%
          1,700     State Street Corp. .........................         76,585

Finance - Commercial - 0.1%
          3,500     CIT Group, Inc. ............................        141,400

Finance - Consumer Loans - 0.1%
          5,200     SLM Corp. ..................................        235,352

Finance - Credit Card - 0.5%
         13,800     American Express Co. .......................        732,366
          1,900     Capital One Financial Corp. ................        140,144
          1,200     MBNA Corp. .................................         30,756
                                                                        903,266

See Notes to Schedules of Investments and Financial Statements.


31 Janus Core, Risk-Managed and Value Funds October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Finance - Investment Bankers/Brokers - 1.6%
            600     Bear Stearns Companies, Inc. ...............$        56,850
         37,500     Citigroup, Inc. ............................      1,663,875
         27,260     JPMorgan Chase & Co. .......................      1,052,236
            100     Lehman Brothers Holdings, Inc. .............          8,215
            900     Merrill Lynch & Company, Inc. ..............         48,546
                                                                      2,829,722

Finance - Mortgage Loan Banker - 1.0%
         50,400     Countrywide Financial Corp. ................      1,609,272
          4,200     Freddie Mac ................................        279,720
                                                                      1,888,992

Financial Guarantee Insurance - 0.3%
          8,000     MGIC Investment Corp. ......................        514,480

Food - Confectionary - 0.7%
         15,300     Hershey Foods Corp. ........................        775,557
          8,900     Wm. Wrigley Jr. Company ....................        582,060
                                                                      1,357,617

Food - Diversified - 1.9%
          1,800     Campbell Soup Co. ..........................         48,312
         31,000     ConAgra Foods, Inc. ........................        818,400
          1,000     General Mills, Inc. ........................         44,250
          5,500     H.J. Heinz Co. .............................        199,925
         11,100     Kellogg Co. ................................        477,300
         16,100     McCormick & Company, Inc. ..................        570,423
         55,400     Sara Lee Corp. .............................      1,289,712
                                                                      3,448,322

Food - Retail - 0.1%
          7,500     Albertson's, Inc. ..........................        171,075
          2,700     Safeway, Inc.* .............................         49,248
                                                                        220,323

Food - Wholesale/Distribution - 0.4%
          6,100     Supervalu, Inc. ............................        179,889
         18,200     Sysco Corp. ................................        587,314
                                                                        767,203

Forestry - 0.1%
          5,100     Plum Creek Timber Company, Inc. ............        185,079

Gas - Distribution - 0.4%
          1,000     Nicor, Inc. ................................         37,520
         18,500     Sempra Energy Co. ..........................        620,490
                                                                        658,010

Gold Mining - 0.1%
          2,700     Newmont Mining Corp. .......................        128,304

Home Decoration Products - 0.2%
         16,000     Newell Rubbermaid, Inc. ....................        344,960

Home Furnishings - 0.1%
          6,800     Leggett & Platt, Inc. ......................        191,284

Hotels and Motels - 0.4%
          2,400     Hilton Hotels Corp. ........................         47,760
          1,500     Marriott International, Inc. - Class A .....         81,735
         12,100     Starwood Hotels & Resorts Worldwide, Inc. ..        577,533
                                                                        707,028

Human Resources - 0%
          1,600     Robert Half International, Inc. ............         42,448

Industrial Automation and Robotics - 0.3%
         11,100     Rockwell Automation, Inc. ..................        462,759

Industrial Gases - 0.1%
            500     Air Products and Chemicals, Inc. ...........         26,590
          3,000     Praxair, Inc. ..............................        126,600
                                                                        153,190

Instruments - Controls - 0.3%
          2,400     Parker Hannifin Corp. ......................        169,512
         13,200     Thermo Electron Corp.* .....................        382,800
                                                                        552,312

Instruments - Scientific - 0.5%
          1,500     Fisher Scientific International, Inc.* .....         86,040
         10,400     PerkinElmer, Inc. ..........................        213,616
         13,600     Waters Corp.* ..............................        561,544
                                                                        861,200

Insurance Brokers - 0.5%
         45,100     Aon Corp. ..................................        920,491

Internet Security - 0.5%
         16,800     Symantec Corp.* ............................        956,592

Investment Management and Advisory Services - 0.3%
          3,800     Franklin Resources, Inc. ...................        230,356
          5,300     T. Rowe Price Group, Inc. ..................        295,581
                                                                        525,937

Leisure and Recreation Products - 0.3%
         11,300     Brunswick Corp. ............................        530,196

Life and Health Insurance - 1.4%
         20,100     AFLAC, Inc. ................................        721,188
         10,700     CIGNA Corp. ................................        679,022
            300     Jefferson-Pilot Corp. ......................         14,487
         11,900     Lincoln National Corp. .....................        521,220
         12,900     Torchmark Corp. ............................        696,858
                                                                      2,632,775

Linen Supply and Related Items - 0.1%
          3,300     Cintas Corp. ...............................        142,362

Machinery - Construction and Mining - 0.1%
          1,400     Caterpillar, Inc. ..........................        112,756

Machinery - Farm - 0.2%
          4,800     Deere & Co. ................................        286,944

Medical - Biomedical and Genetic - 0.6%
          1,600     Amgen, Inc.* ...............................         90,880
         16,300     Biogen Idec, Inc.* .........................        948,008
          1,400     Genzyme Corp.* .............................         73,458
                                                                      1,112,346

Medical - Drugs - 3.4%
          1,800     Abbott Laboratories ........................         76,734
         12,300     Eli Lilly and Co. ..........................        675,393
         30,100     Forest Laboratories, Inc.* .................      1,342,460
          2,300     MedImmune, Inc. ............................         65,366
         21,900     Merck & Company, Inc. ......................        685,689
         87,180     Pfizer, Inc. ...............................      2,523,861
         42,700     Schering-Plough Corp. ......................        773,297
                                                                      6,142,800

See Notes to Schedules of Investments and Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  32

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Risk-Managed Stock Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Medical - HMO - 1.3%
         12,400     Aetna, Inc. ................................$     1,178,000
          2,700     Anthem, Inc.* ..............................        217,080
          8,200     UnitedHealth Group, Inc. ...................        593,680
          4,500     WellPoint Health Networks, Inc.* ...........        439,470
                                                                      2,428,230

Medical - Hospitals - 0.1%
          4,600     HCA, Inc. ..................................        168,958
          2,500     Health Management Associates, Inc. - Class A         51,650
                                                                        220,608

Medical - Nursing Homes - 0%
          1,300     Manor Care, Inc. ...........................         42,562

Medical Information Systems - 0.1%
         12,400     IMS Health, Inc. ...........................        262,632

Medical Instruments - 3.1%
         43,800     Boston Scientific Corp.* ...................      1,546,140
         25,300     Guidant Corp. ..............................      1,685,486
         14,200     Medtronic, Inc. ............................        725,762
         21,500     St. Jude Medical, Inc.* ....................      1,646,255
                                                                      5,603,643

Medical Labs and Testing Services - 0.6%
         12,200     Quest Diagnostics, Inc.* ...................      1,067,988

Medical Products - 4.1%
         12,000     Baxter International, Inc. .................        369,120
         25,100     Becton, Dickinson and Co. ..................      1,317,750
          9,200     Biomet, Inc. ...............................        429,456
         27,400     Johnson & Johnson ..........................      1,599,612
         34,300     Stryker Corp. ..............................      1,477,987
         30,300     Zimmer Holdings, Inc.* .....................      2,350,977
                                                                      7,544,902

Metal - Copper - 0.2%
          4,500     Phelps Dodge Corp. .........................        393,930

Metal - Diversified - 0%
            600     Freeport-McMoRan Copper & Gold, Inc.
                      - Class B ................................         21,732

Metal Processors and Fabricators - 0.1%
          7,100     Worthington Industries, Inc. ...............        140,935

Motorcycle and Motor Scooter Manufacturing - 0.3%
          8,500     Harley-Davidson, Inc. ......................        489,345

Multi-Line Insurance - 2.6%
         16,600     Allstate Corp. .............................        798,294
         13,300     American International Group, Inc. .........        807,443
         10,300     Hartford Financial Services Group, Inc. ....        602,344
         24,200     Loews Corp. ................................      1,449,580
         23,100     MetLife, Inc. ..............................        885,885
          2,500     Prudential Financial, Inc. .................        116,175
                                                                      4,659,721

Multimedia - 0.3%
          4,600     McGraw-Hill Companies, Inc. ................        396,750
          3,000     Meredith Corp. .............................        147,000
          1,100     Walt Disney Co. ............................         27,742
                                                                        571,492

Networking Products - 0.5%
         48,100     Cisco Systems, Inc.* .......................        924,001

Non-Hazardous Waste Disposal - 0.1%
          4,900     Waste Management, Inc. .....................        139,552

Office Automation and Equipment - 0.1%
          9,900     Xerox Corp.* ...............................        146,223

Office Supplies and Forms - 0.4%
         13,000     Avery Dennison Corp. .......................        790,920

Oil - Field Services - 1.9%
         16,200     Baker Hughes, Inc. .........................        693,846
         12,700     BJ Services Co. ............................        647,700
         35,700     Halliburton Co. ............................      1,322,328
         11,600     Schlumberger, Ltd. (New York Shares) .......        730,104
                                                                      3,393,978

Oil and Gas Drilling - 0.9%
         12,700     Nabors Industries, Ltd.* ...................        623,824
            700     Noble Corp.* ...............................         31,976
         25,700     Transocean, Inc.* ..........................        905,925
                                                                      1,561,725

Oil Companies - Exploration and Production - 3.4%
         15,400     Anadarko Petroleum Corp. ...................      1,038,730
         18,160     Apache Corp. ...............................        920,712
         42,800     Burlington Resources, Inc. .................      1,776,200
          5,600     Devon Energy Corp. .........................        414,232
         15,300     EOG Resources, Inc. ........................      1,018,368
          7,600     Kerr-McGee Corp. ...........................        450,072
         11,600     Unocal Corp. ...............................        484,300
                                                                      6,102,614

Oil Companies - Integrated - 4.5%
         13,500     Amerada Hess Corp. .........................      1,089,585
         10,800     ChevronTexaco Corp. ........................        573,048
         18,300     ConocoPhillips .............................      1,542,873
         55,100     Exxon Mobil Corp. ..........................      2,712,022
         13,500     Marathon Oil Corp. .........................        514,485
         30,500     Occidental Petroleum Corp. .................      1,702,815
                                                                      8,134,828

Oil Refining and Marketing - 1.3%
         11,000     Sunoco, Inc. ...............................        817,960
         36,700     Valero Energy Corp. ........................      1,576,999
                                                                      2,394,959

Optical Supplies - 0.3%
            600     Allergan, Inc. .............................         42,936
          7,200     Bausch & Lomb, Inc. ........................        438,912
                                                                        481,848

Paper and Related Products - 0.9%
          5,600     Boise Cascade Corp. ........................        165,312
         11,900     Georgia-Pacific Corp. ......................        411,621
          1,500     International Paper Co. ....................         57,765
          4,600     Louisiana-Pacific Corp. ....................        112,746
         14,400     MeadWestvaco Corp. .........................        454,032
          7,000     Temple-Inland, Inc. ........................        413,840
                                                                      1,615,316

Pharmacy Services - 0.8%
          6,400     Caremark Rx, Inc.* .........................        191,808
         35,517     Medco Health Solutions, Inc.* ..............      1,204,381
                                                                      1,396,189

Photo Equipment and Supplies - 0.1%
          5,500     Eastman Kodak Co. ..........................        166,540

Pipelines - 0.3%
          8,300     Kinder Morgan, Inc. ........................        534,271
          1,900     Williams Companies, Inc. ...................         23,769
                                                                        558,040
See Notes to Schedules of Investments and Financial Statements.


33  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Printing - Commercial - 0.1%
          6,500     R.R. Donnelley & Sons Co. ..................$       204,425

Property and Casualty Insurance - 2.2%
         12,500     ACE, Ltd. ..................................        475,750
         15,500     Progressive Corp. ..........................      1,450,025
         20,400     SAFECO Corp. ...............................        943,296
         22,300     St. Paul Travelers Companies, Inc. .........        757,308
          4,400     XL Capital, Ltd. - Class A .................        319,000
                                                                      3,945,379

Publishing - Newspapers - 0.3%
          5,100     Gannett Company, Inc. ......................        423,045
          1,000     Knight-Ridder, Inc. ........................         68,530
          2,600     Tribune Co. ................................        112,320
                                                                        603,895

REIT - Apartments - 0%
            200     Equity Residential Properties Trust ........          6,670

REIT - Office Property - 0%
          1,400     Equity Office Properties Trust .............         39,368

REIT - Regional Malls - 0.4%
         11,400     Simon Property Group, Inc. .................        664,848

REIT - Warehouse and Industrial - 0%
          2,000     ProLogis ...................................         77,960

Retail - Apparel and Shoe - 0.7%
         22,100     Gap, Inc. ..................................        441,558
          5,100     Limited, Inc. ..............................        126,378
         17,600     Nordstrom, Inc. ............................        759,968
                                                                      1,327,904

Retail - Consumer Electronics - 0%
          2,300     Circuit City Stores, Inc. ..................         37,375

Retail - Discount - 0.8%
          8,100     Costco Wholesale Corp. .....................        388,314
          1,700     Target Corp. ...............................         85,034
          1,700     TJX Companies, Inc. ........................         40,766
         15,400     Wal-Mart Stores, Inc. ......................        830,368
                                                                      1,344,482

Retail - Drug Store - 0.2%
          8,900     CVS Corp. ..................................        386,794
            700     Walgreen Co. ...............................         25,123
                                                                        411,917

Retail - Major Department Stores - 0.6%
         30,400     J.C. Penney Company, Inc. ..................      1,051,536
          3,800     May Department Stores Co. ..................         99,028
                                                                      1,150,564

Retail - Office Supplies - 0.1%
          4,600     Office Depot, Inc.* ........................         74,474
          2,100     Staples, Inc. ..............................         62,454
                                                                        136,928

Retail - Regional Department Stores - 0%
          1,100     Federated Department Stores, Inc. ..........         55,495

Retail - Restaurants - 0.9%
          5,300     McDonald's Corp. ...........................        154,495
         26,600     Starbucks Corp.* ...........................      1,406,608
          2,400     Wendy's International, Inc. ................         80,088
            600     Yum! Brands, Inc. ..........................         26,100
                                                                      1,667,291

Rubber - Tires - 0%
          1,200     Cooper Tire & Rubber Co. ...................         23,376

Savings/Loan/Thrifts - 0.6%
          9,700     Golden West Financial Corp. ................      1,134,124
            700     Sovereign Bancorp, Inc. ....................         15,155
                                                                      1,149,279

Schools - 0.8%
         22,800     Apollo Group, Inc. - Class A* ..............      1,504,800

Semiconductor Components/Integrated Circuits - 0.2%
            900     Linear Technology Corp. ....................         34,092
          7,100     Maxim Integrated Products, Inc. ............        312,329
                                                                        346,421

Steel - Producers - 0.3%
          5,600     Nucor Corp. ................................        236,488
          5,400     United States Steel Corp. ..................        198,288
                                                                        434,776

Steel - Specialty - 0%
          3,300     Allegheny Technologies, Inc. ...............         55,473

Super-Regional Banks - 1.7%
         39,726     Bank of America Corp. ......................      1,779,328
            900     Comerica, Inc. .............................         55,359
            600     Fifth Third Bancorp ........................         29,514
          1,900     Huntington Bancshares, Inc. ................         45,505
          3,200     KeyCorp ....................................        107,488
            600     SunTrust Banks, Inc. .......................         42,228
         13,800     U.S. Bancorp ...............................        394,818
          5,600     Wachovia Corp. .............................        275,576
          6,900     Wells Fargo & Co. ..........................        412,068
                                                                      3,141,884

Telecommunication Equipment - 0.1%
         10,200     Avaya, Inc.* ...............................        146,880

Telecommunication Equipment - Fiber Optics - 0.1%
         16,400     Corning, Inc.* .............................        187,780

Telephone - Integrated - 2.1%
         11,400     ALLTEL Corp. ...............................        626,202
         12,600     BellSouth Corp. ............................        336,042
         43,900     Citizens Communications Co. ................        588,260
         23,000     SBC Communications, Inc. ...................        580,980
          9,000     Sprint Corp. ...............................        188,550
         37,300     Verizon Communications, Inc. ...............      1,458,430
                                                                      3,778,464

Television - 0.1%
          3,800     Univision Communications, Inc. - Class A* ..        117,648

Tobacco - 1.1%
          8,900     Altria Group, Inc. .........................        431,294
         17,200     Reynolds American, Inc. ....................      1,184,392
         10,700     UST, Inc. ..................................        440,412
                                                                      2,056,098

Tools - Hand Held - 0.9%
          8,300     Black & Decker Corp. .......................        666,324
          8,900     Snap-On, Inc. ..............................        261,482
         13,700     Stanley Works ..............................        609,924
                                                                      1,537,730

Transportation - Railroad - 0.3%
          5,300     Burlington Northern Santa Fe Corp. .........        221,593
         10,300     Norfolk Southern Corp. .....................        349,685
                                                                        571,278

See Notes to Schedules of Investments and Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  34

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Risk-Managed Stock Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Transportation - Services - 1.0%
          9,200     FedEx Corp. ................................$       838,304
          6,900     Ryder System, Inc. .........................        345,690
          7,200     United Parcel Service, Inc. - Class B ......        570,096
                                                                      1,754,090
Travel Services - 0.1%
          7,200     Sabre Group Holdings, Inc. .................        154,872
Web Portals/Internet Service Providers - 1.0%
         48,400     Yahoo!, Inc.* ..............................      1,751,596
Wireless Equipment - 1.1%
         27,900     Motorola, Inc. .............................        481,554
         38,100     QUALCOMM, Inc. .............................      1,592,961
                                                                      2,074,515
--------------------------------------------------------------------------------
Total Common Stock (cost $156,969,606) .........................    172,014,594
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 6.5%
                    Federal Home Loan Bank System
    $11,900,000      1.69%, 11/1/04 (amortized cost $11,900,000)     11,900,000
--------------------------------------------------------------------------------
Short-Term U.S. Treasury Bill - 0.4%
                    U.S Treasury Bill
        800,000      1.665%, 12/23/04**(amortized cost $798,076)        798,076
--------------------------------------------------------------------------------
Total Investments (total cost $169,667,682) - 101.5% ...........    184,712,670
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.5)%      (2,809,453)
--------------------------------------------------------------------------------
Net Assets - 100% ..............................................$   181,903,217
--------------------------------------------------------------------------------

Summary of Investments by Country

                                                                % of Investment
Country                                  Market Value                Securities
--------------------------------------------------------------------------------
Bermuda                                  $  1,800,868                       1.0%
Cayman Islands                              1,732,651                       0.9%
Netherlands                                   730,104                       0.4%
Panama                                        470,208                       0.3%
United States++                           179,978,839                      97.4%
--------------------------------------------------------------------------------
Total                                    $184,712,670                     100.0%

++Includes Short-Term Securities and Other Securities (90.6% excluding Short-Term Securities and Other Securities)

--------------------------------------------------------------------------------
Financial Futures - Long

  145 Contracts     S&P 500(R) E-mini
                     expires December 2004, principal
                     amount $8,042,575, value $8,194,313
                     cumulative appreciation ...................$       151,738
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


35  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Mid Cap Value Fund (unaudited)                                  Managed by
                                                        Perkins, Wolf, McDonnell
                                                                and Company, LLC

================================================================================
Fund Strategy

This diversified fund buys stocks of mid-sized, undervalued companies that offer catalysts for improvement. The focus is on investing in those companies believed to have favorable reward to risk profiles.
================================================================================

Performance Overview

During the 12 months ended October 31, 2004, equity markets moved higher in volatile trading as investors gained more confidence in the economic recovery. Janus Mid Cap Value Fund - Investor Shares gained in this environment, returning 17.92% compared to a 19.74% gain for the Fund's benchmark, the Russell Midcap(R) Value Index. The Russell Midcap Index returned 15.09% for the same period.

The Fund's overweight position and exceptionally strong stock selection in the energy sector, was by far the largest contributor to its performance for the 12 months ended October 31, 2004. In fact, the outperformance was very broad-based, with our energy holdings posting returns that comfortably exceeded those in the energy sector of the Index. Our stock selection in most sectors was positive with the only significant exception being technology. Although, in recent months, our technology exposure has held back the Fund's results, in 2003 it was the second-strongest contributor to the Fund's performance, and from 1999 through 2001 it was our strongest sector. The primary reason for our under-performance was our higher-than-normal cash position, which prevented us from fully participating in short-term market momentum. While we would prefer to be more fully invested, we are not willing to stretch our stringent selection criteria to make investments that have greater risk than reward.

Investment Strategy during this Environment

The Fund's flexible charter continues to work in our favor, allowing us to invest across a wide range of capitalizations and industries, seeking value wherever we find it. Our emphasis remains on finding shares with attractive risk/reward profiles that are selling at a discount to what we deem their true worth. The differential in valuation between large and small cap, and value and growth has diminished, so at the margin, we are finding increasing opportunities in the larger mid caps and out-of-favor growth stocks.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                   October 31, 2004       October 31, 2003
Washington Federal, Inc.                        1.4%                   1.5%
Old Republic International Corp.                1.4%                   1.1%
Independence Community Bank Corp.               1.3%                    --
Patterson-UTI Energy, Inc.                      1.3%                    --
ONEOK, Inc.                                     1.2%                    --
PNC Bank Corp.                                  1.2%                   0.7%
Jacobs Engineering Group, Inc.                  1.2%                    --
CIT Group, Inc.                                 1.2%                   1.4%
Magna International, Inc. - Class A
 (New York Shares)                              1.1%                   0.8%
Hillenbrand Industries, Inc.                    1.1%                   1.2%

Portfolio Composition

Approximately 83.0% of the Fund's total net assets were invested in stocks as of October 31, 2004, while another 17.0% remained in cash. Our cash reserves reflect our risk sensitivity, our cautious market outlook, and the relative scarcity of investment opportunities that meet our standards. The Fund's top 10 equity holdings accounted for 12.4% of its total net assets as of October 31, 2004.

Strong Performers Included Companies That Received Acquisition Bids

Although one can certainly speculate as to whether a company is a buyout candidate, it's never a sure thing. Our philosophy is that if the market is not valuing a company appropriately, other corporations often will. Validation of this philosophy is apparent in the amount of merger and acquisition activity in the Fund. In most recent years, 5% to 10% of the Fund's assets have received acquisition bids. As the economy continues to move ahead and corporate confidence increases, we expect to see a continuation in this trend.

We had seven stocks that benefited from acquisition bids this year, including Tom Brown, our largest energy holding. This natural gas exploration and production company gained considerably on news that it was being acquired by Canada-based EnCana. We were also rewarded by our investment in Province Healthcare, a healthcare facilities company being purchased by Lifepoint Hospitals at a significant premium to what we paid for it. Finally, our confidence in Greenpoint Financial was affirmed


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  36

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Mid Cap Value Fund (unaudited)

when the bank received a buyout offer that was more than 30% above our original purchase price. While acquisition activity is unpredictable, we believe it will continue to enhance the Fund's returns.

Not all of our strong performers were acquisition candidates. We also enjoyed sizable returns from EOG Resources and several other oil producers benefiting from high oil prices. We trimmed a number of these holdings when they reached our price targets, deploying the proceeds to several other energy-related companies we view as attractively priced, high-quality businesses. These included Patterson Energy, Varco, Unocal and Noble Energy.

A number of cyclical shares rewarded us with strong earnings reports and robust stock performance. Standouts included mining equipment manufacturer Joy Global and W.W. Grainger, a leading provider of maintenance and repair machines. We continue to take gains in these stocks, trimming them as they approach our price targets.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
                                          Janus Mid Cap Value  Russell Midcap(R)
                                                 Fund             Value Index

Oil Companies - Exploration and Production       5.1%               2.7%
                      Savings/Loan/Thrifts       4.1%               1.2%
                    Telephone - Integrated       2.7%               1.1%
                      Oil and Gas Drilling       2.6%               0.3%
    Electronic Components - Semiconductors       2.2%               0.6%

Genuine Parts Company also contributed strongly to our results. Genuine Parts, a distributor of automotive and industrial replacement parts, continues to deliver consistent growth, backed by an exceptional balance sheet and a generous, expanding dividend.

Growth Sectors Such as Healthcare and Technology Were the Weakest Performers, Especially in the Second Half of the Year

Several of our healthcare holdings disappointed us with earnings shortfalls. These included Omnicare, which provides pharmacy services to long-term care facilities, McKesson, a supplier of information and care management services, and Hillenbrand, which makes everything from hospital beds to caskets. Nonetheless, we remain optimistic about prospects for these industry leaders, which offer strong balance sheets and solid cash flow. Consequently, we used the weakness as a buying opportunity, bolstering our positions in the stocks. Interestingly, Omnicare has been one of the Fund's stronger performers since a similar disappointment several years ago.

We had been net sellers of technology stocks as they strengthened through the first calendar quarter. However, in the latter part of the year, our technology exposure worked against us, as a number of hardware companies such as Maxtor, 3Comm and Pinnacle Systems dropped after reporting disappointing earnings. The impact of these losses was mitigated by our policy of maintaining smaller positions in these riskier issues.

Investment Strategy and Outlook

With valuations near historic highs, we have found it increasingly difficult to find attractive risk/reward situations to replace the holdings that have met our expectations. We are also concerned that earnings comparisons will become more difficult as fiscal and monetary policy will be less stimulative in the future, and that the geopolitical situation will remain volatile. Given this outlook, we would prefer to remain patient, waiting for opportunities to emerge. Consequently, we may continue to hold a higher cash position than we otherwise might. Although this may dampen our ability to capitalize on short-term market upswings, we are more concerned about not suffering outsized losses in a market decline. We are confident that, over time, our longer-term focus should continue to deliver above-average returns relative to our benchmark.

Thank you for your continued investment in Janus Mid Cap Value Fund.


37  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Performance
================================================================================

[The following table was depicted as a mountain chart in the printed material.]

                              Initial Investment of $10,000

                  Janus Mid Cap Value                       Russell Midcap(R)
                 Fund - Investor Shares                       Value Index
                 ----------------------                    -----------------

8/12/1998*               $ 10,000                              $ 10,000
8/31/1998                $  8,950                              $  8,807
9/30/1998                $  9,330                              $  9,320
10/31/1998               $ 10,560                              $  9,924
11/30/1998               $ 11,010                              $ 10,273
12/31/1998               $ 11,440                              $ 10,585
1/31/1999                $ 11,339                              $ 10,338
2/28/1999                $ 10,887                              $ 10,111
3/31/1999                $ 11,218                              $ 10,255
4/30/1999                $ 12,405                              $ 11,227
5/31/1999                $ 12,877                              $ 11,274
6/30/1999                $ 13,550                              $ 11,402
7/31/1999                $ 12,847                              $ 11,117
8/31/1999                $ 12,354                              $ 10,732
9/30/1999                $ 12,234                              $ 10,189
10/31/1999               $ 12,384                              $ 10,490
11/30/1999               $ 13,078                              $ 10,297
12/31/1999               $ 13,905                              $ 10,573
1/31/2000                $ 13,372                              $  9,941
2/29/2000                $ 13,717                              $  9,525
3/31/2000                $ 15,195                              $ 10,680
4/30/2000                $ 14,850                              $ 10,723
5/31/2000                $ 15,173                              $ 10,907
6/30/2000                $ 14,739                              $ 10,500
7/31/2000                $ 15,217                              $ 10,746
8/31/2000                $ 16,329                              $ 11,405
9/30/2000                $ 16,040                              $ 11,514
10/31/2000               $ 16,206                              $ 11,733
11/30/2000               $ 15,928                              $ 11,580
12/31/2000               $ 17,707                              $ 12,601
1/31/2001                $ 19,208                              $ 12,555
2/28/2001                $ 18,802                              $ 12,502
3/31/2001                $ 18,224                              $ 12,156
4/30/2001                $ 19,897                              $ 12,824
5/31/2001                $ 20,390                              $ 13,188
6/30/2001                $ 20,660                              $ 13,013
7/31/2001                $ 20,476                              $ 12,960
8/31/2001                $ 20,045                              $ 12,724
9/30/2001                $ 17,596                              $ 11,510
10/31/2001               $ 18,741                              $ 11,571
11/30/2001               $ 20,094                              $ 12,381
12/31/2001               $ 21,341                              $ 12,894
1/31/2002                $ 21,379                              $ 13,024
2/28/2002                $ 21,303                              $ 13,236
3/31/2002                $ 22,524                              $ 13,913
4/30/2002                $ 22,410                              $ 13,903
5/31/2002                $ 21,970                              $ 13,882
6/30/2002                $ 20,951                              $ 13,263
7/31/2002                $ 18,711                              $ 11,964
8/31/2002                $ 18,849                              $ 12,104
9/30/2002                $ 17,251                              $ 10,882
10/31/2002               $ 17,868                              $ 11,227
11/30/2002               $ 19,453                              $ 11,934
12/31/2002               $ 18,548                              $ 11,651
1/31/2003                $ 18,182                              $ 11,328
2/28/2003                $ 17,955                              $ 11,140
3/31/2003                $ 17,993                              $ 11,178
4/30/2003                $ 19,102                              $ 12,028
5/31/2003                $ 20,893                              $ 13,087
6/30/2003                $ 21,082                              $ 13,178
7/31/2003                $ 21,775                              $ 13,588
8/31/2003                $ 22,797                              $ 14,070
9/30/2003                $ 22,456                              $ 13,961
10/31/2003               $ 23,881                              $ 14,986
11/30/2003               $ 24,628                              $ 15,420
12/31/2003               $ 25,842                              $ 16,086
1/31/2004                $ 26,476                              $ 16,510
2/29/2004                $ 27,110                              $ 16,918
3/31/2004                $ 27,211                              $ 16,946
4/30/2004                $ 26,628                              $ 16,229
5/31/2004                $ 27,198                              $ 16,645
6/30/2004                $ 28,035                              $ 17,239
7/31/2004                $ 27,084                              $ 16,772
8/31/2004                $ 27,110                              $ 17,042
9/30/2004                $ 27,781                              $ 17,538
10/31/2004               $ 28,162                              $ 17,944

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                            One           Five        Since
                                            Year          Year       Inception*
--------------------------------------------------------------------------------
Janus Mid Cap Value Fund
 Investor Shares                            17.92%       17.86%       18.11%
 Institutional Shares(1)                    18.14%       18.01%       18.23%
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index               19.74%       11.33%        9.86%
--------------------------------------------------------------------------------
Russell Midcap(R) Index                     15.09%        7.85%        8.61%
--------------------------------------------------------------------------------
Lipper Ranking - Investor Shares
based on total returns of
Mid-Cap Value Funds                         71/228       5/105         4/88
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - August 12, 1998

(1)Closed to new investors.

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Investor Shares           Beginning Account Value      Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                  (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                  $1,057.60                        $4.86
--------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                  $1,020.41                        $4.77
--------------------------------------------------------------------------------------------------------------

Institutional Shares      Beginning Account Value      Ending Account Value       Expenses Paid During Period
Expense Example                  (5/1/04)                   (10/31/04)                  (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                  $1,058.30                        $3.98
--------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                  $1,021.27                        $3.91
--------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.94% for Investor Shares and 0.77% for Institutional Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Services.

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                                       Annual Expense Ratio
                                                         (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Mid Cap Value Fund - Investor Shares                     0.94%
--------------------------------------------------------------------------------
Janus Mid Cap Value Fund - Institutional Shares                0.77%
--------------------------------------------------------------------------------
Mid-Cap Value Funds Average                                    1.52%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Investor Shares are those of Berger Mid Cap Value Fund - Investor Shares. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Institutional Shares are those of Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund - Investor Shares for periods prior to May 17, 2002.

Due to market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Janus Services has contractually agreed to waive the transfer agency fees payable by the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2005. Without such waivers, total return would have been lower.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor share class only; other classes may have different performance characteristics.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  38

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Mid Cap Value Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Common Stock - 83.0%
Advertising Agencies - 0.8%
        325,000     Omnicom Group, Inc. ........................$    25,642,500

Agricultural Chemicals - 0.8%
      1,600,000     Agrium, Inc. (New York Shares) .............     26,544,000

Applications Software - 0.1%
        750,000     Pinnacle Systems, Inc.* ....................      3,495,000

Automotive - Truck Parts and Equipment - Original - 1.1%
        550,000     Magna International, Inc.
                     - Class A (New York Shares) ...............     40,122,500

Brewery - 0.5%
        240,000     Adolph Coors Co. - Class B# ................     16,008,000

Broadcast Services and Programming - 0.5%
      2,000,000     Liberty Media Corp. - Class A* .............     17,840,000

Building - Residential and Commercial - 1.1%
        405,000     Pulte Homes, Inc. ..........................     22,226,400
        300,000     Standard Pacific Corp.# ....................     16,845,000
                                                                     39,071,400

Chemicals - Specialty - 1.1%
      1,100,000     Lubrizol Corp. .............................     38,203,000

Coal - 0.5%
        500,000     Arch Coal, Inc. ............................     16,260,000

Commercial Banks - 0.8%
        550,000     Compass Bancshares, Inc. ...................     26,273,500

Commercial Services - 0.6%
      1,500,000     ServiceMaster Co.# .........................     19,260,000

Commercial Services - Finance - 0.7%
        500,000     H&R Block, Inc.# ...........................     23,775,000

Computers - Memory Devices - 0.2%
        800,000     Advanced Digital Information Corp.* ........      7,160,000

Consumer Products - Miscellaneous - 0.5%
        700,000     American Greetings Corp. - Class A .........     18,515,000

Data Processing and Management - 0.6%
        900,000     VERITAS Software Corp.* ....................     19,692,000

Decision Support Software - 0.3%
        900,000     NetIQ Corp.* ...............................     11,412,000

Distribution/Wholesale - 1.8%
        600,000     Genuine Parts Co. ..........................     23,934,000
        600,000     W.W. Grainger, Inc. ........................     35,154,000
                                                                     59,088,000

Diversified Operations - 0.8%
        450,000     Dover Corp. ................................     17,671,500
        650,000     Federal Signal Corp.# ......................     10,803,000
                                                                     28,474,500

E-Commerce/Services - 0.8%
      1,200,000     IAC/InterActiveCorp* .......................     25,944,000

Electronic Components - Miscellaneous - 0.6%
      1,650,000     Vishay Intertechnology, Inc.* ..............     21,334,500

Electronic Components - Semiconductors - 2.2%
      1,250,000     Fairchild Semiconductor International,
                     Inc.* .....................................     17,962,500
      1,450,000     Intersil Corp. - Class A ...................     23,664,000
        750,000     QLogic Corp.*,# ............................     24,375,000
      1,000,000     Zoran Corp.* ...............................     10,090,000
                                                                     76,091,500

Electronic Design Automation - 0.5%
      1,050,000     Synopsys, Inc.* ............................     17,052,000

Engineering - Research and Development Services - 1.2%
      1,000,000     Jacobs Engineering Group, Inc.*,# ..........     40,730,000

Fiduciary Banks - 1.1%
        800,000     State Street Corp.# ........................     36,040,000

Finance - Commercial - 1.2%
      1,000,000     CIT Group, Inc. ............................     40,400,000

Finance - Investment Bankers/Brokers - 0.9%
        460,000     Legg Mason, Inc.# ..........................     29,306,600

Food - Diversified - 0.6%
        600,000     H.J. Heinz Co. .............................     21,810,000

Food - Wholesale/Distribution - 0.9%
      1,100,000     Supervalu, Inc. ............................     32,439,000

Forestry - 0.6%
        550,000     Plum Creek Timber Company, Inc. ............     19,959,500

Gas - Distribution - 1.2%
      1,600,000     ONEOK, Inc. ................................     42,912,000

Health Care Cost Containment - 0.9%
      1,150,000     McKesson Corp. .............................     30,659,000

Hospital Beds and Equipment - 1.1%
        800,000     Hillenbrand Industries, Inc. ...............     39,824,000

Hotels and Motels - 0.5%
        550,000     Fairmont Hotels & Resorts, Inc.
                     (New York Shares) .........................     15,609,000

Human Resources - 0.3%
        250,000     Manpower, Inc. .............................     11,312,500

Industrial Gases - 0.5%
        300,000     Air Products and Chemicals, Inc. ...........     15,954,000

Internet Security - 0.8%
      1,250,000     Check Point Software Technologies, Ltd.
                     (New York Shares)* ........................     28,276,250

Investment Management and Advisory Services - 2.0%
        800,000     Federated Investors, Inc. - Class B ........     23,192,000
        400,000     Franklin Resources, Inc. ...................     24,248,000
      1,050,000     Waddell & Reed Financial, Inc. - Class A ...     22,060,500
                                                                     69,500,500

Machinery - Construction and Mining - 0.5%
        550,000     Joy Global, Inc.# ..........................     18,584,500

Machinery - General Industrial - 0.4%
        450,000     Albany International Corp. - Class A .......     13,509,000

See Notes to Schedules of Investments and Financial Statements.


39  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Medical - HMO - 0.3%
        600,000     Humana, Inc.* ..............................$    11,490,000

Medical - Hospitals - 1.9%
        870,000     HCA, Inc. ..................................     31,955,100
        500,000     LifePoint Hospitals, Inc.*,# ...............     16,210,000
        841,000     Province Healthcare Co.* ...................     18,031,040
                                                                     66,196,140

Medical - Nursing Homes - 0.6%
        630,000     Manor Care, Inc. ...........................     20,626,200

Medical Labs and Testing Services - 0.9%
        700,000     Laboratory Corporation of America
                     Holdings*,# ...............................     32,060,000

Medical Products - 0.3%
        200,000     Invacare Corp. .............................      9,236,000

Medical Sterilization Products - 1.0%
      1,600,000     Steris Corp.* ..............................     33,168,000

Multi-Line Insurance - 1.4%
      2,000,000     Old Republic International Corp. ...........     46,700,000

Multimedia - 1.3%
        675,000     Belo Corp. - Class A# ......................     15,693,750
        320,000     McGraw-Hill Companies, Inc. ................     27,600,000
                                                                     43,293,750

Networking Products - 0.9%
      2,400,000     3Com Corp.* ................................      9,936,000
      1,850,000     Foundry Networks, Inc.* ....................     22,440,500
                                                                     32,376,500

Non-Hazardous Waste Disposal - 0.6%
        700,000     Republic Services, Inc. ....................     21,560,000

Office Automation and Equipment - 0.3%
        600,000     Xerox Corp.*,# .............................      8,862,000

Oil - Field Services - 0.9%
        600,000     Key Energy Services, Inc.*,# ...............      6,900,000
        450,000     Varco International, Inc.* .................     12,456,000
        250,000     Weatherford International, Ltd.*,# .........     13,065,000
                                                                     32,421,000

Oil and Gas Drilling - 2.6%
        350,000     Noble Corp.* ...............................     15,988,000
      2,300,000     Patterson-UTI Energy, Inc. .................     44,229,000
        500,000     Precision Drilling Corp.* ..................     30,830,000
                                                                     91,047,000

Oil Companies - Exploration and Production - 5.1%
        200,000     Devon Energy Corp. .........................     14,794,000
        100,000     EOG Resources, Inc. ........................      6,656,000
      1,200,000     Forest Oil Corp.* ..........................     36,599,999
        475,000     Newfield Exploration Co.* ..................     27,645,000
        350,000     Noble Energy, Inc. .........................     20,300,000
        750,000     Pioneer Natural Resources Co. ..............     24,300,000
        400,000     Plains Exploration & Production Co.* .......     10,000,000
        500,000     Stone Energy Corp.* ........................     20,585,000
        340,000     Unocal Corp. ...............................     14,195,000
                                                                    175,074,999

Oil Companies - Integrated - 0.4%
        400,000     Marathon Oil Corp. .........................     15,244,000

Oil Field Machinery and Equipment - 1.3%
        550,000     Cooper Cameron Corp.* ......................     26,592,500
        400,000     FMC Technologies, Inc.* ....................     12,092,000
        200,000     National-Oilwell, Inc.* ....................      6,742,000
                                                                     45,426,500

Paper and Related Products - 1.4%
        750,000     Rayonier, Inc. .............................     35,550,000
        200,000     Temple-Inland, Inc. ........................     11,824,000
                                                                     47,374,000

Pharmacy Services - 1.7%
        900,000     Accredo Health, Inc.*,# ....................     20,727,000
      1,350,000     Omnicare, Inc. .............................     37,246,500
                                                                     57,973,500

Photo Equipment and Supplies - 0.4%
        500,000     Eastman Kodak Co.# .........................     15,140,000

Power Converters and Power Supply Equipment - 0.3%
        600,000     American Power Conversion Corp. ............     11,568,000

Property and Casualty Insurance - 0.7%
        450,000     Mercury General Corp.# .....................     23,143,500

Publishing - Newspapers - 0.8%
        650,000     Tribune Co. ................................     28,080,000

Publishing - Periodicals - 0.2%
        450,000     Reader's Digest Association, Inc. ..........      6,336,000

Reinsurance - 1.2%
        200,000     Everest Re Group, Ltd. .....................     15,874,000
        596,800     IPC Holdings, Ltd. .........................     24,146,528
                                                                     40,020,528

REIT - Apartments - 1.5%
        700,000     Archstone-Smith Trust, Inc. ................     23,485,000
        150,000     Avalonbay Communities, Inc. ................      9,820,500
        400,000     Home Properties, Inc. ......................     16,460,000
                                                                     49,765,500

REIT - Diversified - 0.3%
        350,000     Duke Realty Corp. ..........................     11,935,000

REIT - Office Property - 1.2%
        250,000     Alexandria Real Estate Equities, Inc.# .....     16,512,500
        650,000     Prentiss Properties Trust# .................     23,387,000
                                                                     39,899,500

REIT - Regional Malls - 1.1%
        650,000     Macerich Co. ...............................     38,837,500

REIT - Shopping Centers - 0.6%
        600,000     Weingarten Realty Investors ................     21,696,000

Retail - Apparel and Shoe - 1.0%
        700,000     AnnTaylor Stores Corp.* ....................     15,722,000
        750,000     Talbots, Inc. ..............................     19,792,500
                                                                     35,514,500

See Notes to Schedules of Investments and Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  40

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Mid Cap Value Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                 Value
================================================================================
Retail - Auto Parts - 0.6%
        500,000     Advance Auto Parts, Inc.* ..................$    19,560,000

Retail - Discount - 0.7%
      1,950,000     Big Lots, Inc.*,# ..........................     24,160,500

Retail - Drug Store - 0.7%
        600,000     CVS Corp. ..................................     26,076,000

Retail - Restaurants - 1.6%
        400,000     Bob Evans Farms, Inc.# .....................      9,536,000
        480,000     Brinker International, Inc.* ...............     15,504,000
        850,000     Wendy's International, Inc. ................     28,364,500
                                                                     53,404,500

Retail - Toy Store - 0.4%
        841,700     Toys R Us, Inc.* ...........................     15,159,017

Rubber - Tires - 0.5%
        900,000     Cooper Tire & Rubber Co. ...................     17,532,000

Savings/Loan/Thrifts - 4.1%
        800,000     Astoria Financial Corp. ....................     31,272,000
      1,200,000     Independence Community Bank Corp. ..........     45,156,000
        499,999     People's Bank# .............................     18,744,963
      1,850,000     Washington Federal, Inc.# ..................     47,212,000
                                                                    142,384,963

Semiconductor Components/Integrated Circuits - 0.8%
      2,350,000     Integrated Device Technology, Inc.* ........     27,777,000

Steel - Producers - 0.8%
        490,000     International Steel Group, Inc.*,# .........     18,095,700
        300,000     Steel Dynamics, Inc. .......................      9,960,000
                                                                     28,055,700

Super-Regional Banks - 1.8%
        780,000     PNC Bank Corp. .............................     40,794,000
        272,414     SunTrust Banks, Inc. .......................     19,172,498
                                                                     59,966,498

Telecommunication Equipment - Fiber Optics - 0.1%
        194,700     Newport Corp.*,# ...........................      2,198,163

Telephone - Integrated - 2.7%
        700,000     ALLTEL Corp. ...............................     38,451,000
      1,150,000     CenturyTel, Inc.# ..........................     36,903,500
        850,000     IDT Corp. - Class B*,# .....................     11,747,000
        355,700     IDT Corp.* .................................      4,670,341
                                                                     91,771,841

Tools - Hand Held - 0.3%
        350,000     Snap-On, Inc. ..............................     10,283,000

Toys - 0.6%
      1,200,000     Mattel, Inc.# ..............................     21,012,000

Transportation - Railroad - 0.5%
      1,000,000     Kansas City Southern*,# ....................     16,950,000

Transportation - Services - 0.8%
      1,600,000     Laidlaw International, Inc.* ...............     26,672,000

Transportation - Truck - 1.8%
        950,000     Swift Transportation Company, Inc.*,# ......     17,955,000
        610,000     USF Corp.# .................................     21,862,400
      1,100,000     Werner Enterprises, Inc. ...................     23,320,000
                                                                     63,137,400

Wireless Equipment - 0.4%
      1,650,000     Wireless Facilities, Inc.*,# ...............     12,177,000
--------------------------------------------------------------------------------
Total Common Stock (cost $2,549,827,908) .......................  2,854,427,449
--------------------------------------------------------------------------------
Money Market - 4.6%
    160,000,000     Janus Institutional Cash Reserve Fund
                     1.77% (cost $160,000,000) .................    160,000,000
--------------------------------------------------------------------------------
Other Securities - 2.7%
     94,576,172     State Street Navigator Securities Lending
                     Prime Portfolio+ (cost $94,576,172) .......     94,576,172
--------------------------------------------------------------------------------
Repurchase Agreement - 4.9%
  $168,900,000      J.P. Morgan Securities, Inc., 1.90%
                     dated 10/29/04, maturing 11/1/04
                     to be repurchased at $168,926,743
                     collateralized by $768,450,410
                     in U.S. Government Agencies
                     0% - 5.50%, 5/15/30 - 9/16/46
                     with a value of $172,278,697
                     (cost $168,900,000) .......................    168,900,000
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 2.9%
                    Fannie Mae
    100,000,000      1.75%, 11/1/04
                     (amortized cost $100,000,000) .............    100,000,000
--------------------------------------------------------------------------------
Time Deposit - 4.9%
                    SunTrust Banks, Inc., ETD
    170,000,000      1.78125%, 11/1/04 (cost $170,000,000) .....    170,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,243,304,080) - 103.0% .........  3,547,903,621
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
 Assets - (3.0)% ...............................................   (104,579,088)
--------------------------------------------------------------------------------
Net Assets - 100% ..............................................$ 3,443,324,533
--------------------------------------------------------------------------------

Summary of Investments by Country

                                                                          % of
                                                                    Investment
Country                         Market Value                        Securities
--------------------------------------------------------------------------------
Bermuda                      $     53,085,528                             1.5%
Canada                            113,105,500                             3.2%
Cayman Islands                     15,988,000                             0.4%
Israel                             28,276,250                             0.8%
United States++                 3,337,448,343                            94.1%
--------------------------------------------------------------------------------
Total                        $  3,547,903,621                           100.0%

++Includes Short-Term Securities and Other Securities (74.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.


41  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Small Cap Value Fund                                            Managed by
(unaudited) (closed to new investors)                   Perkins, Wolf, McDonnell
                                                                and Company, LLC

================================================================================
Fund Strategy

This diversified fund focuses on small companies believed to be undervalued, that are out of favor or that haven't been discovered by the market at large, but whose products and services may give them a competitive advantage.
================================================================================

Performance Overview

During the 12 months ended October 31, 2004, the equity markets moved higher in volatile trading, as investors gained more confidence in the unfolding economic recovery. Stocks continued to trade at historically high valuations, although investors periodically sold out of relatively high risk, high premium shares concerns over soaring oil prices, tightening Federal Reserve monetary policy and continued geopolitical uncertainty.

The Janus Small Cap Value Fund - Investor Shares gained in this environment, returning 15.65% for the 12-month period. This compares to a 17.99% gain for the Fund's benchmark, the Russell 2000(R) Value Index.

The Fund's relative performance was hindered by its significant cash position, which kept us from fully participating in the market advance. The level of cash reserves reflects our cautious market outlook and the relative scarcity of opportunities that meet our investment criteria. With valuations at the high end of their historic ranges, it has become increasingly difficult to identify attractive risk/reward situations to replace holdings that reach our price targets.

Nonetheless, we remained alert to buying opportunities created by short-term market dislocations, as we sought to position the portfolio for the improving economic backdrop. Notably, we benefited from our heavy weighting in energy stocks, as well as from our emphasis on select capital goods manufacturers and basic materials companies. On the downside, while we remained underweight in consumer discretionary shares, our results were hurt by declines in some of our holdings.

Investment Strategy in This Environment

By and large, sector weightings are a by-product of our individual stock selection. Nonetheless, the portfolio remained well diversified across industries and holdings during the period, which helped temper our sensitivity to individual stock shortfalls. We continued to look for investments that offer an attractive risk/reward profile and sell at a discount to what we believe to be their underlying worth. Among companies that meet these criteria, we prefer those with high insider ownership and a demonstrated commitment to stock repurchasing.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                   October 31, 2004       October 31, 2003

Lubrizol Corp.                                  2.4%                   1.0%
Steris Corp.                                    2.0%                    --
Wolverine World Wide, Inc.                      2.0%                   1.8%
Rayonier, Inc.                                  2.0%                   1.7%
Washington Federal, Inc.                        1.9%                   1.0%
Forest Oil Corp.                                1.9%                   1.3%
Manor Care, Inc.                                1.9%                   1.9%
Home Properties, Inc.                           1.8%                   2.0%
Big Lots, Inc.                                  1.8%                    --
First Niagara Financial Group, Inc.             1.8%                    --

Portfolio Composition

As of October 31, 2004, 84.2% of the Fund's total net assets were invested in equities, while 15.8% of total net assets comprised the Fund's cash position. This reflects our feeling that there is a scarcity of attractive investment opportunities presented by the market. Foreign stocks accounted for 1.8% of total net assets on this date and the top ten equity holdings were 19.5% of assets.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  42

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Small Cap Value Fund
(unaudited) (closed to new investors)

Standout Performers Included Medical Equipment, Capital Goods and Financial Services Companies

Our results benefited from strong performance by Cytyc Corp., a company that designs and manufactures diagnostic applications. Shares of Cytyc soared early in 2004 after the company reported improving sales of its core ThinPrep System, which is used to screen for cervical cancer. The market also welcomed Cytyc's accretive acquisition of Novacept, another medical device company specializing in women's health.

Another of the portfolio's top performers for the year was Joy Global, a manufacturer of equipment used in both underground coal and surface mining. The company is capitalizing on firming commodity prices, and recently reported a more than 60% increase in net income for its fiscal third quarter. While we have trimmed our position as the stock reached higher price levels, we believe the company's strong balance sheet, solid cash flows and end-market fundamentals have not yet been fully recognized by the market and there is still upside. As such, we maintained a reduced position.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
                                            Janus Small Cap     Russell 2000(R)
                                                 Value Fund        Value Index
                      Savings/Loan/Thrifts           6.7%             3.7%
                    Diversified Operations           5.1%             1.4%
Oil Companies - Exploration and Production           4.9%             3.0%
                    REIT - Office Property           3.2%             2.4%
                     Chemicals - Specialty           2.8%             2.8%

We also enjoyed strong performance by several of our regional bank investments, including Waypoint Financial, which owns branches in several Mid-Atlantic states, and Seacoast Financial. Both companies agreed to terms to be acquired by Sovereign Bancorp, the nation's third largest thrift, at nice premiums. We were pleased that an industry leader agreed with our assessment that these were undervalued situations. However, because of Sovereign's acquisitive nature and higher risk profile, we sold what Sovereign stock we received at these deals' closings. This decision benefited our performance, as Sovereign has since underperformed, partly due to integration issues.

Select Technology Holdings Detracted From the Fund's Results

We continued to make small investments and remain underweight in technology relative to our benchmark during the period. Nonetheless, this cautious approach did not fully insulate the Fund from a difficult environment for many of these shares. One of our sharpest detractors was Zoran, which makes specialized circuits that compress digital video and audio signals for multimedia applications. Zoran reported disappointing third-quarter earnings and warned that high inventories in the DVD market might hinder its fourth quarter results.

Investment Strategy and Outlook

We remain committed to our strict investment criteria, even when it means we may carry a higher cash balance and forego some short-term market gains. As we look ahead to what could be a challenging market environment, we will remain patient, waiting for windows of opportunity. We will seek out stocks that we believe are temporarily out of favor, but which offer an attractive risk/reward profile. We are confident that this disciplined approach will deliver exceptional long-term returns, as it has in the past.

Thank you for your investment in Janus Small Cap Value Fund.


43  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited) (closed to new investors)

Performance
================================================================================

[The following table was depicted as a mountain chart in the printed material.]

                          Initial Investment of $10,000

                  Janus Small Cap Value    Russell 2000(R)
                 Fund - Investor Shares     Value Index
                 ----------------------   -----------------


10/31/1994           $10,000                  $10,000
11/30/1994            $9,467                   $9,597
12/31/1994            $9,365                   $9,885
 1/31/1995            $9,615                   $9,837
 2/28/1995           $10,151                  $10,201
 3/31/1995           $10,276                  $10,251
 4/30/1995           $10,364                  $10,556
 5/31/1995           $10,547                  $10,782
 6/30/1995           $10,709                  $11,151
 7/31/1995           $11,120                  $11,558
 8/31/1995           $11,656                  $11,901
 9/30/1995           $11,627                  $12,079
10/31/1995           $11,150                  $11,596
11/30/1995           $11,620                  $12,057
12/31/1995           $11,806                  $12,431
 1/31/1996           $11,862                  $12,513
 2/29/1996           $11,992                  $12,709
 3/31/1996           $12,235                  $12,976
 4/30/1996           $12,656                  $13,330
 5/31/1996           $12,972                  $13,667
 6/30/1996           $12,754                  $13,506
 7/31/1996           $12,381                  $12,788
 8/31/1996           $12,997                  $13,343
 9/30/1996           $13,515                  $13,707
10/31/1996           $13,653                  $13,866
11/30/1996           $14,715                  $14,612
12/31/1996           $14,828                  $15,087
 1/31/1997           $15,431                  $15,319
 2/28/1997           $15,368                  $15,464
 3/31/1997           $15,269                  $15,049
 4/30/1997           $15,044                  $15,271
 5/31/1997           $16,565                  $16,486
 6/30/1997           $17,122                  $17,321
 7/31/1997           $18,265                  $18,048
 8/31/1997           $18,823                  $18,334
 9/30/1997           $20,047                  $19,553
10/31/1997           $19,633                  $19,022
11/30/1997           $19,849                  $19,230
12/31/1997           $20,242                  $19,882
 1/31/1998           $19,744                  $19,522
 2/28/1998           $20,993                  $20,702
 3/31/1998           $21,967                  $21,542
 4/30/1998           $22,079                  $21,649
 5/31/1998           $21,378                  $20,882
 6/30/1998           $21,409                  $20,764
 7/31/1998           $20,455                  $19,138
 8/31/1998           $16,729                  $16,141
 9/30/1998           $17,846                  $17,052
10/31/1998           $19,511                  $17,558
11/30/1998           $19,876                  $18,034
12/31/1998           $20,531                  $18,599
 1/31/1999           $20,456                  $18,177
 2/28/1999           $19,139                  $16,936
 3/31/1999           $19,415                  $16,796
 4/30/1999           $21,880                  $18,330
 5/31/1999           $22,869                  $18,893
 6/30/1999           $23,687                  $19,577
 7/31/1999           $23,060                  $19,112
 8/31/1999           $22,337                  $18,414
 9/30/1999           $22,252                  $18,046
10/31/1999           $21,955                  $17,685
11/30/1999           $22,667                  $17,776
12/31/1999           $23,469                  $18,322
 1/31/2000           $22,689                  $17,843
 2/29/2000           $22,439                  $18,934
 3/31/2000           $24,337                  $19,023
 4/30/2000           $24,283                  $19,135
 5/31/2000           $25,118                  $18,843
 6/30/2000           $24,380                  $19,394
 7/31/2000           $25,270                  $20,040
 8/31/2000           $27,352                  $20,936
 9/30/2000           $26,875                  $20,817
10/31/2000           $27,309                  $20,743
11/30/2000           $26,799                  $20,321
12/31/2000           $29,763                  $22,505
 1/31/2001           $31,449                  $23,126
 2/28/2001           $31,039                  $23,094
 3/31/2001           $30,267                  $22,723
 4/30/2001           $32,291                  $23,775
 5/31/2001           $33,181                  $24,387
 6/30/2001           $34,445                  $25,368
 7/31/2001           $33,848                  $24,799
 8/31/2001           $33,321                  $24,713
 9/30/2001           $28,675                  $21,985
10/31/2001           $30,746                  $22,559
11/30/2001           $33,345                  $24,180
12/31/2001           $35,729                  $25,661
 1/31/2002           $36,187                  $26,001
 2/28/2002           $35,996                  $26,161
 3/31/2002           $38,224                  $28,119
 4/30/2002           $38,657                  $29,108
 5/31/2002           $36,976                  $28,146
 6/30/2002           $36,098                  $27,523
 7/31/2002           $31,338                  $23,433
 8/31/2002           $31,223                  $23,329
 9/30/2002           $27,952                  $21,663
10/31/2002           $28,652                  $21,989
11/30/2002           $31,516                  $23,743
12/31/2002           $30,159                  $22,729
 1/31/2003           $29,389                  $22,089
 2/28/2003           $28,712                  $21,346
 3/31/2003           $28,725                  $21,574
 4/30/2003           $30,624                  $23,624
 5/31/2003           $33,294                  $26,036
 6/30/2003           $33,586                  $26,477
 7/31/2003           $35,179                  $27,797
 8/31/2003           $36,919                  $28,853
 9/30/2003           $35,950                  $28,522
10/31/2003           $38,021                  $30,848
11/30/2003           $39,217                  $32,032
12/31/2003           $41,253                  $33,190
 1/31/2004           $41,946                  $34,338
 2/29/2004           $42,520                  $35,003
 3/31/2004           $43,160                  $35,487
 4/30/2004           $41,826                  $33,652
 5/31/2004           $42,146                  $34,058
 6/30/2004           $43,786                  $35,788
 7/31/2004           $42,013                  $34,143
 8/31/2004           $42,360                  $34,478
 9/30/2004           $43,466                  $35,841
 0/31/2004           $43,973                  $36,398

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                        One              Five           Ten
                                        Year             Year           Year
--------------------------------------------------------------------------------
Janus Small Cap Value Fund
 Investor Shares                       15.65%            14.90%        15.96%
 Institutional Shares                  15.91%            15.22%        16.24%
--------------------------------------------------------------------------------
Russell 2000(R) Value Index            17.99%            15.53%        13.79%
--------------------------------------------------------------------------------
Lipper Ranking - Investor Shares
 based on total returns for
 Small-Cap Core Funds                 164/550           77/314          N/A
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example -           Beginning Account Value      Ending Account Value       Expenses Paid During Period
Investor Shares                  (5/1/04)                   (10/31/04)                  (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                  $1,051.30                        $5.21
--------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                  $1,020.06                        $5.13
--------------------------------------------------------------------------------------------------------------

Expense Example -           Beginning Account Value      Ending Account Value       Expenses Paid During Period
Institutional Shares             (5/1/04)                   (10/31/04)                  (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------------
Actual                           $1,000.00                  $1,052.30                        $4.13
--------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000.00                  $1,021.11                        $4.06
--------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.01% for Investor Shares and 0.80% for Institutional Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                                       Annual Expense Ratio
                                                       (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Small Cap Value Fund - Investor Shares               1.02%
--------------------------------------------------------------------------------
Janus Small Cap Value Fund - Institutional Shares          0.81%
--------------------------------------------------------------------------------
Small-Cap Core Funds Average                               1.54%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Small Cap Value Fund - Investor Shares are those of Berger Small Cap Value Fund - Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund - Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Janus Small Cap Value Fund - Institutional Shares are those of Berger Small Cap Value Fund - Institutional Shares for the periods prior to April 21, 2003.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

Due to market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing. Janus Services has contractually agreed to waive the transfer agency fees payable by the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2006. Without such waivers total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper Ranking is for the Investor share class only; other classes may have different performance characteristics.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  44

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Small Cap Value Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 84.2%
Applications Software - 0.6%
      3,500,000     Pinnacle Systems, Inc.*,#,(pound) ..........$    16,310,000

Automotive - Truck Parts and Equipment - Original - 1.7%
      1,770,000     Superior Industries International,
                     Inc.#,(pound) .............................     48,267,900

Building - Residential and Commercial - 0.8%
        390,000     Standard Pacific Corp.# ....................     21,898,500

Building Products - Cement and Aggregate - 0.8%
        340,000     Eagle Materials, Inc.# .....................     23,497,400

Chemicals - Specialty - 2.8%
        420,000     Ferro Corp.# ...............................      8,849,400
      1,995,000     Lubrizol Corp. .............................     69,286,350
         90,600     MacDermid, Inc. ............................      2,859,336
                                                                     80,995,086

Coal - 1.2%
      1,090,000     Arch Coal, Inc.# ...........................     35,446,800

Commercial Banks - 2.6%
      1,533,300     F.N.B. Corp.# ..............................     31,478,649
      1,700,000     Susquehanna Bancshares, Inc.#,(pound) ......     42,279,000
                                                                     73,757,649

Communications Software - 0.5%
        550,000     Inter-Tel, Inc.# ...........................     14,850,000

Computer Services - 0.6%
        787,903     Covansys Corp.*,#,(pound) ..................      9,076,643
        400,000     Manhattan Associates, Inc.*,# ..............      8,228,000
                                                                     17,304,643

Computers - Memory Devices - 0.6%
        930,000     Advanced Digital Information Corp.*,# ......      8,323,500
      1,200,000     Silicon Storage Technology, Inc.*,# ........      8,940,000
                                                                     17,263,500

Consumer Products - Miscellaneous - 0.7%
        720,000     American Greetings Corp. - Class A# ........     19,044,000

Decision Support Software - 0.9%
      2,000,000     NetIQ Corp.*,# .............................     25,360,000

Diversified Operations - 5.1%
      1,200,000     A.O. Smith Corp.#,(pound) ..................     31,848,000
      1,860,000     Federal Signal Corp.# ......................     30,913,200
        950,000     Harsco Corp. ...............................     46,027,500
        585,000     Lancaster Colony Corp.# ....................     25,143,300
        450,000     Trinity Industries, Inc.# ..................     14,022,000
                                                                    147,954,000

Electronic Components - Semiconductors - 1.3%
        480,000     Actel Corp.*,# .............................      7,281,600
        510,000     OmniVision Technologies, Inc.*,# ...........      8,109,000
        950,000     Pixelworks, Inc.*,# ........................     10,725,500
      1,250,000     Zoran Corp.*,# .............................     12,612,500
                                                                     38,728,600

Electronic Measuring Instruments - 0.2%
        350,000     Orbotech, Ltd.* ............................      5,918,500

Engineering - Research and Development Services - 1.5%
      1,068,600     EMCOR Group, Inc.*,#,(pound) ...............     42,284,502

Enterprise Software/Services - 1.5%
        735,000     Ascential Software Corp.*,# ................     10,356,150
      3,000,000     Informatica Corp.*,# .......................     23,430,000
      2,475,000     Micromuse, Inc.*,# .........................     10,617,750
                                                                     44,403,900

Food - Diversified - 0.5%
        680,000     American Italian Pasta Co.# ................     13,804,000

Food - Wholesale/Distribution - 1.6%
      1,540,000     Supervalu, Inc. ............................     45,414,600

Footwear and Related Apparel - 2.0%
      1,900,000     Wolverine World Wide, Inc.(pound) ..........     57,836,000

Home Furnishings - 0.6%
      1,387,300     La-Z-Boy, Inc.#,(pound) ....................     18,298,487

Human Resources - 0.4%
      1,800,000     Spherion Corp.*,#,(pound) ..................     12,942,000

Internet Applications Software - 0.4%
        870,000     Verity, Inc.* ..............................     11,240,400

Investment Management and Advisory Services - 0.8%
      1,070,000     Waddell & Reed Financial, Inc. - Class A ...     22,480,700

Machine Tools and Related Products - 0.5%
        460,000     Lincoln Electric Holdings, Inc.# ...........     15,354,800

Machinery - Construction and Mining - 1.1%
        950,000     Joy Global, Inc.#,(pound) ..................     32,100,500

Machinery - General Industrial - 0.4%
        400,000     Albany International Corp. - Class A .......     12,008,000

Medical - Drugs - 0.5%
        880,000     Priority Healthcare Corp. - Class B*,# .....     15,892,800

Medical - Generic Drugs - 1.2%
      1,980,000     Perrigo Co.# ...............................     35,996,400

Medical - Hospitals - 1.8%
        505,000     LifePoint Hospitals, Inc.*,# ...............     16,372,100
      1,693,300     Province Healthcare Co.*,# .................     36,304,352
                                                                     52,676,452

Medical - Nursing Homes - 1.9%
      1,650,000     Manor Care, Inc. ...........................     54,021,000

Medical Products - 0.8%
        490,000     Invacare Corp.# ............................     22,628,200

Medical Sterilization Products - 2.0%
      2,800,000     Steris Corp.* ..............................     58,044,000

Metal Processors and Fabricators - 1.6%
      1,200,000     Kaydon Corp.#,(pound) ......................     35,520,000
        490,000     Worthington Industries, Inc.# ..............      9,726,500
                                                                     45,246,500

Multi-Line Insurance - 1.5%
      1,800,000     Old Republic International Corp. ...........     42,030,000

Networking Products - 0.5%
      1,230,900     Foundry Networks, Inc.*,# ..................     14,930,817

Oil - Field Services - 2.0%
      2,360,000     Key Energy Services, Inc.*,# ...............     27,140,000
        855,000     Universal Compression Holdings, Inc.*,# ....     29,565,900
                                                                     56,705,900

Oil and Gas Drilling - 0.7%
      4,000,000     Grey Wolf, Inc.*,# .........................     20,720,000

Oil Companies - Exploration and Production - 4.9%
        711,400     Energy Partners, Ltd.*,# ...................     12,492,184
      1,800,000     Forest Oil Corp.*,# ........................     54,900,000
        545,500     Harvest Natural Resources, Inc.*,# .........      8,247,960
        250,000     Newfield Exploration Co.* ..................     14,550,000
      1,500,000     Plains Exploration & Production Co.* .......     37,500,000
        340,000     Stone Energy Corp.* ........................     13,997,800
                                                                    141,687,944

See Notes to Schedules of Investments and Financial Statements.


45  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Paper and Related Products - 2.0%
      1,200,000     Rayonier, Inc.# ............................$    56,880,000

Pharmacy Services - 0.7%
        880,000     Accredo Health, Inc.*,# ....................     20,266,400

Property and Casualty Insurance - 0.6%
        815,300     Harleysville Group, Inc.# ..................     16,982,699

Publishing - Periodicals - 1.3%
      2,700,000     Reader's Digest Association, Inc. ..........     38,016,000

Reinsurance - 1.2%
        875,000     IPC Holdings, Ltd. .........................     35,402,500

REIT - Apartments - 1.8%
      1,300,000     Home Properties, Inc.(pound) ...............     53,495,000

REIT - Manufactured Homes - 1.5%
      1,250,000     Manufactured Home Communities, Inc.(pound) .     43,112,500

REIT - Office Property - 3.2%
        250,000     Alexandria Real Estate Equities, Inc.# .....     16,512,500
      1,000,000     Brandywine Realty Trust, Inc.# .............     29,420,000
        385,000     Kilroy Realty Corp. ........................     15,303,750
        850,000     Prentiss Properties Trust# .................     30,583,000
                                                                     91,819,250

REIT - Warehouse and Industrial - 1.8%
        450,000     EastGroup Properties, Inc.# ................     15,943,500
        900,000     First Industrial Realty Trust, Inc.# .......     34,740,000
                                                                     50,683,500

Retail - Convenience Stores - 1.2%
      1,960,000     Casey's General Stores, Inc. ...............     34,888,000

Retail - Discount - 2.2%
      4,135,000     Big Lots, Inc.*,# ..........................     51,232,650
        753,900     Fred's, Inc. ...............................     13,215,867
                                                                     64,448,517

Retail - Restaurants - 0.6%
        700,000     Bob Evans Farms, Inc.# .....................     16,688,000

Rubber - Tires - 0.7%
      1,000,000     Cooper Tire & Rubber Co.# ..................     19,480,000

Savings/Loan/Thrifts - 6.7%
      2,800,000     Brookline Bancorp, Inc.# ...................     43,372,000
      3,625,000     First Niagara Financial Group, Inc.# .......     50,532,500
      2,365,000     Provident Financial Services, Inc.# ........     42,570,000
      2,200,000     Washington Federal, Inc. ...................     56,144,000
                                                                    192,618,500

Schools - 0.3%
        625,000     DeVry, Inc.*,# .............................      9,125,000

Semiconductor Components/Integrated Circuits - 0.5%
      1,300,000     Integrated Device Technology, Inc.*,# ......     15,366,000

Steel - Producers - 0.3%
        225,000     Steel Dynamics, Inc.# ......................      7,470,000

Telecommunication Equipment - Fiber Optics - 0.1%
        150,200     Newport Corp.*,# ...........................      1,695,758

Telephone - Integrated - 0.4%
        750,000     IDT Corp. - Class B*,# .....................     10,365,000

Transportation - Equipment and Leasing - 0.8%
        880,000     GATX Corp.# ................................     24,006,400

Transportation - Marine - 0.3%
        200,000     Teekay Shipping Corp. (New York Shares)# ...      9,240,000

Transportation - Railroad - 1.2%
      2,003,000     Kansas City Southern*,# ....................     33,950,850

Transportation - Services - 1.5%
      2,650,000     Laidlaw International, Inc.*,# .............     44,175,500

Transportation - Truck - 1.4%
        625,000     Swift Transportation Company, Inc.*,# ......     11,812,500
        800,000     USF Corp. ..................................     28,672,000
                                                                     40,484,500

Wireless Equipment - 0.8%
      4,130,000     Stratex Networks, Inc.*,# ..................      7,495,950
      2,200,000     Wireless Facilities, Inc.*,# ...............     16,236,000
                                                                     23,731,950
--------------------------------------------------------------------------------
Total Common Stock (cost $2,000,246,714) .......................  2,429,736,304
--------------------------------------------------------------------------------
Money Market - 4.9%
                    Janus Institutional Cash Reserve Fund
   $140,000,000      1.75% (cost $140,000,000) .................    140,000,000
--------------------------------------------------------------------------------
Other Securities - 13.0%
    $73,271,779     State Street Navigator
                     Securities Lending
                     Prime Portfolio+ (cost $373,271,779) ......    373,271,779
--------------------------------------------------------------------------------
Repurchase Agreement - 4.9%
   $140,000,000     J.P. Morgan Securities, Inc., 1.90%
                     dated 10/29/04, maturing 11/1/04
                     to be repurchased at $140,022,167
                     collateralized by $636,963,040
                     in U.S. Government Agencies
                     0% - 5.50%, 5/15/30 - 9/16/46
                     with a value of $142,800,57
                     (cost $140,000,000) .......................    140,000,000
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 0.4%
                    Federal Home Loan Bank System, 1.69%
     12,600,000      11/1/04 (amortized cost  $12,600,000) .....     12,600,000
--------------------------------------------------------------------------------
Time Deposit - 4.9%
                    SunTrust Banks, Inc., ETD
    140,000,000      1.78125%, 11/1/04 (cost $140,000,000) .....    140,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,806,118,493) - 112.3% .........  $3,235,608,08
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (12.3)%   (354,562,844)
--------------------------------------------------------------------------------
Net Assets - 100% ..............................................$ 2,881,045,239
--------------------------------------------------------------------------------

Summary of Investments by Country
                                                                           % of
                                                                     Investment
Country                               Market Value                   Securities
--------------------------------------------------------------------------------
Bermuda                             $   35,402,500                         1.1%
Israel                                   5,918,500                         0.2%
Marshall Islands                         9,240,000                         0.3%
United States++                      3,185,047,083                        98.4%
--------------------------------------------------------------------------------
Total                               $3,235,608,083                       100.0%

++ Includes Short-Term Securities and Other Securities (73.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  46

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Assets and Liabilities

As of October 31, 2004                                                Janus           Janus
(all numbers in thousands except net asset value per share)          Balanced      Contrarian
                                                                       Fund          Fund(1)
-------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(2)                                            $ 2,948,651    $ 1,920,285
  Investments at value(2)                                           $ 3,209,420    $ 2,584,887
     Cash                                                                 3,035          2,581
     Cash denominated in foreign currencies(3)                               --             --
     Receivables:
        Investments sold                                                 14,253         22,510
        Fund shares sold                                                  2,139            577
        Dividends                                                         1,197            744
        Interest                                                         17,018             10
        Due from adviser                                                     --             --
     Other assets                                                            49             54
     Variation margin                                                        --             --
-------------------------------------------------------------------------------------------------
Total Assets                                                          3,247,111      2,611,363
-------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
     Collateral for securities loaned (Note 1)                          359,153        188,114
     Investments purchased                                               30,695         27,412
     Fund shares repurchased                                              4,310          1,435
     Advisory fees                                                        1,328          1,268
     Transfer agent fees and expenses                                       586            671
     Administrative services fees                                           N/A            N/A
     Foreign tax liability                                                   --            856
Accrued expenses                                                            134            395
Forward currency contracts                                                1,482          7,253
-------------------------------------------------------------------------------------------------
Total Liabilities                                                       397,688        227,404
Net Assets                                                          $ 2,849,423    $ 2,383,959
-------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in-surplus)*                          $ 2,984,764    $ 2,181,228
  Undistributed net investment income/(loss)*                             7,603            740
  Undistributed net realized gain/(loss) from
    investments and foreign currency transactions*                     (402,233)      (454,538)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                   259,289        656,529(4)
-------------------------------------------------------------------------------------------------
Total Net Assets                                                    $ 2,849,423    $ 2,383,959
-------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)       140,190        203,073
-------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $     20.33    $     11.74
-------------------------------------------------------------------------------------------------
Net Assets - Investor Shares                                                N/A            N/A
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)         N/A            N/A
-------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                   N/A            N/A
-------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                           N/A            N/A
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)         N/A            N/A
-------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                   N/A            N/A
-------------------------------------------------------------------------------------------------

      *See Note 4 in Notes to Financial Statements.
(1)   Formerly named Janus Special Equity Fund.
(2) Investments at cost and value include $351,494,541, $182,331,194, $13,046,242, $313,852,484, $92,113,377 and $363,629,220 of securities loaned for Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively (Note 1).
(3) Includes cost of $3 and $21,406 for Janus Contrarian Fund and Janus Growth and Income Fund, respectively.
(4)   Net of foreign taxes on investments of $855,748 for Janus Contrarian Fund.

See Notes to Financial Statements.


47  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Assets and Liabilities (continued)

As of October 31, 2004                                                            Janus         Janus        Janus        Janus
(all numbers in thousands except net asset value per share)        Janus       Growth and   Risk-Managed   Mid Cap      Small Cap
                                                                 Core Equity     Income        Stock        Value        Value
                                                                    Fund           Fund          Fund        Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(2)                                          $   542,162   $ 4,854,168   $   169,668   $ 3,243,304  $ 2,806,118
  Investments at value(2)                                         $   633,484   $ 5,512,037   $   184,713   $ 3,547,904  $ 3,235,608
     Cash                                                               1,201         2,046           398         6,766          571
     Cash denominated in foreign currencies(3)                             --            22            --            --           --
     Receivables:
        Investments sold                                                3,242        14,247         3,897        32,053       27,139
        Fund shares sold                                                  229         2,311           917         8,308        2,563
        Dividends                                                         678         6,231           137         1,192        1,964
        Interest                                                           10            70            --           229          209
        Due from adviser                                                   --            --            --            --          238
     Other assets                                                          14           120             3            64           67
     Variation margin                                                      --            --            16            --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                          638,858     5,537,084       190,081     3,596,516    3,268,359
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
     Collateral for securities loaned (Note 1)                         13,585       322,110            --        94,576      373,272
     Investments purchased                                             10,534        21,848         7,822        52,987        5,796
     Fund shares repurchased                                              268         9,017           172         3,032        5,737
     Advisory fees                                                        310         2,700            72         1,796        1,761
     Transfer agent fees and expenses                                     166         1,305            48           562          507
     Administrative services fees                                         N/A           N/A             7           141          123
     Foreign tax liability                                                 --            --            --            --           --
Accrued expenses                                                          105           157            57            97          118
Forward currency contracts                                                621         2,737            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                      25,589       359,874         8,178       153,191      387,314
Net Assets                                                        $   613,269   $ 5,177,210   $   181,903   $ 3,443,325  $ 2,881,045
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in-surplus)*                        $   682,816   $ 5,470,368   $   156,788   $ 2,820,481  $ 1,999,176
  Undistributed net investment income/(loss)*                           1,177         3,425           771        10,161       30,008
  Undistributed net realized gain/(loss) from
    investments and foreign currency transactions*                   (161,429)     (951,730)        9,147       308,083      422,371
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                  90,705       655,147        15,197       304,600      429,490
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                  $   613,269   $ 5,177,210   $   181,903   $ 3,443,325  $ 2,881,045
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)      32,649       176,766        13,008           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                         $     18.78   $     29.29   $     13.98           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Investor Shares                                              N/A           N/A           N/A   $ 2,978,875  $ 1,480,885
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)       N/A           N/A           N/A       134,043       44,901
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                 N/A           N/A           N/A   $     22.22  $     32.98
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                         N/A           N/A           N/A   $   464,450  $ 1,400,160
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)       N/A           N/A           N/A        20,820       42,183
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                 N/A           N/A           N/A   $     22.31  $     33.19
------------------------------------------------------------------------------------------------------------------------------------


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  48

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Operations

For the fiscal year ended October 31, 2004                           Janus       Janus
(all numbers in thousands)                                         Balanced    Contrarian
                                                                    Fund        Fund(1)
-------------------------------------------------------------------------------------------
 Investment Income:
   Interest                                                       $  64,135    $     434
   Securities lending income                                            557          399
   Dividends                                                         22,960       26,364
   Dividends from affiliates                                             --          161
   Foreign tax withheld                                                (687)        (976)
-------------------------------------------------------------------------------------------
 Total Investment Income                                             86,965       26,382
-------------------------------------------------------------------------------------------
 Expenses:
   Advisory fees                                                     20,059       16,155
   Transfer agent fees and expenses                                   7,151        6,661
   Registration fees                                                     72           56
   Postage and mailing expenses                                         281          530
   Custodian fees                                                       113          255
   Printing expenses                                                    330          764
   Audit fees                                                            20           31
   Trustees' fees and expenses                                           59           51
   Administrative service fees                                          N/A          N/A
   Other expenses                                                       129           92
   Non-recurring costs (Note 2)                                          44           35
   Costs assumed by Janus Capital Management LLC (Note 2)               (44)         (35)
-------------------------------------------------------------------------------------------
 Total Expenses                                                      28,214       24,595
 Expense and Fee Offsets                                                (93)         (47)
 Net Expenses                                                        28,121       24,548
 Less: Excess Expense Reimbursement                                      --           --
 Net Expenses after Expense Reimbursement                            28,121       24,548
 Net Investment Income/(Loss)                                        58,844        1,834
-------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions            243,740      162,239
   Net realized gain/(loss) from foreign currency transactions       (8,821)      (5,450)
   Net realized gain/(loss) from futures contracts                       --           --
   Change in net unrealized appreciation/(depreciation)
     of investments and foreign currency translations               (54,556)     243,712(2)
   Payment from affiliate (Note 2)                                        7            1
-------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain/(Loss) on Investments             180,370      400,502
 Net Increase/(Decrease) in Net Assets Resulting from Operations  $ 239,214    $ 402,336
-------------------------------------------------------------------------------------------

(1)   Formerly named Janus Special Equity Fund.
(2)   Net of foreign taxes on investments of $855,748 for Janus Contrarian Fund.

See Notes to Financial Statements.


49  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Operations (continued)

                                                                                  Janus        Janus        Janus       Janus
For the fiscal year ended October 31, 2004                          Janus       Growth and  Risk-Managed   Mid Cap     Small Cap
(all numbers in thousands)                                        Core Equity     Income       Stock        Value       Value
                                                                     Fund         Fund         Fund         Fund         Fund
--------------------------------------------------------------------------------------------------------------------------------
 Investment Income:
   Interest                                                        $     233    $   2,734    $      89    $   4,451    $   3,794
   Securities lending income                                              81          462           --          215          443
   Dividends                                                           7,848       62,395        1,745       34,147       42,482
   Dividends from affiliates                                              --           --           --          832       13,468
   Foreign tax withheld                                                 (250)      (1,504)          --          (82)          --
--------------------------------------------------------------------------------------------------------------------------------
 Total Investment Income                                               7,912       64,087        1,834       39,563       60,187
--------------------------------------------------------------------------------------------------------------------------------
 Expenses:
   Advisory fees                                                       4,146       35,672          764       16,992       22,983
   Transfer agent fees and expenses                                    1,703       13,102          360        5,498        5,981
   Registration fees                                                      38           25           29          180          104
   Postage and mailing expenses                                          154          739           19          150          182
   Custodian fees                                                         46          198           21           45           48
   Printing expenses                                                     185        1,014           52          308          245
   Audit fees                                                             20           27           35           39           41
   Trustees' fees and expenses                                            17          111            5           71          130
   Administrative service fees                                           N/A          N/A           65        1,320        1,558
   Other expenses                                                         50          192           37           81          115
   Non-recurring costs (Note 2)                                            9           80            2           47           45
   Costs assumed by Janus Capital Management LLC (Note 2)                 (9)         (80)          (2)         (47)         (45)
--------------------------------------------------------------------------------------------------------------------------------
 Total Expenses                                                        6,359       51,080        1,387       24,684       31,387
 Expense and Fee Offsets                                                 (22)         (95)          (1)         (27)         (46)
 Net Expenses                                                          6,337       50,985        1,386       24,657       31,341
 Less: Excess Expense Reimbursement                                       --           --         (488)        (501)      (2,659)
 Net Expenses after Expense Reimbursement                              6,337       50,985          898       24,156       28,682
 Net Investment Income/(Loss)                                          1,575       13,102          936       15,407       31,505
--------------------------------------------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions              71,848      371,402        9,035      328,535      539,106
   Net realized gain/(loss) from foreign currency transactions        (1,849)      (7,396)          --           --           --
   Net realized gain/(loss) from futures contracts                        --           --          157       (1,152)          --
   Change in net unrealized appreciation/(depreciation)
     of investments and foreign currency translations                 (3,728)      85,564        6,509       40,641     (106,657)
   Payment from affiliate (Note 2)                                        --            1           --          142            2
--------------------------------------------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain/(Loss) on Investments               66,271      449,571       15,701      368,166      432,451
 Net Increase/(Decrease) in Net Assets Resulting from Operations   $  67,846    $ 462,673    $  16,637    $ 383,573    $ 463,956
--------------------------------------------------------------------------------------------------------------------------------


                    Janus Core, Risk-Managed and Value Funds October 31, 2004 50

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets

For the fiscal year or period ended October 31                              Janus Balanced
(all numbers in thousands)                                                        Fund
                                                                          2004           2003
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $    58,844    $    80,232
  Net realized gain/(loss) from investment
     and foreign currency transactions                                    234,919        (75,850)
  Net realized gain/(loss) from futures contracts                              --             --
  Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations                    (54,556)       355,638
  Payment from affiliate (Note 2)                                               7             --
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           239,214        360,020
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (60,267)       (86,845)
  Net realized gain from investment transactions*                              --             --
  Tax return of capital*                                                       --             --
-------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (60,267)       (86,845)
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             414,755        870,908
  Redemption fees                                                             N/A            N/A
  Shares issued in connection with acquisition*                                --         47,443
  Reinvested dividends and distributions                                   59,337         85,339
  Shares repurchased                                                   (1,732,181)    (1,284,293)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (1,258,089)      (280,603)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (1,079,142)        (7,428)
Net Assets:
  Beginning of period                                                   3,928,565      3,935,993
-------------------------------------------------------------------------------------------------
  End of Period                                                       $ 2,849,423    $ 3,928,565
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Undistributed Net Investment Income/(Loss)*                           $     7,603    $     9,177
-------------------------------------------------------------------------------------------------

      *See Notes 4 and 5 in Notes to Financial Statements.
(1)   Formerly named Janus Special Equity Fund.
(2) Fiscal period from February 28, 2003 (inception date) through October 31, 2003.
(3) Certain prior year amounts have been reclassified to conform to current year.

See Notes to Financial Statements.


51  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets (continued)


For the fiscal year or period ended October 31                            Janus Contrarian                  Janus Core
(all numbers in thousands)                                                       Fund(1)                    Equity Fund
                                                                          2004           2003           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $     1,834    $    (3,251)   $     1,575    $     2,862
  Net realized gain/(loss) from investment
     and foreign currency transactions                                    156,789         40,939         69,999        (29,498)
  Net realized gain/(loss) from futures contracts                              --             --             --             --
  Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations                    243,712        725,440         (3,728)       122,404
  Payment from affiliate (Note 2)                                               1             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           402,336        763,128         67,846         95,768
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --           (595)        (2,483)        (5,303)
  Net realized gain from investment transactions*                              --             --             --             --
  Tax return of capital*                                                       --           (455)            --             --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --         (1,050)        (2,483)        (5,303)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             254,750        375,308         73,143        159,586
  Redemption fees                                                             N/A            N/A            N/A            N/A
  Shares issued in connection with acquisition*                                --        557,487             --            N/A
  Reinvested dividends and distributions                                       --          1,026          2,392          5,117
  Shares repurchased                                                     (771,963)      (484,557)      (235,481)      (253,864)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (517,213)       449,264       (159,946)       (89,161)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (114,877)     1,211,342        (94,583)         1,304
Net Assets:
  Beginning of period                                                   2,498,836      1,287,494        707,852        706,548
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                       $ 2,383,959    $ 2,498,836    $   613,269    $   707,852
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income/(Loss)*                           $       740    $      (602)   $     1,177    $     2,116
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Janus
For the fiscal year or period ended October 31                             Janus Growth and                  Risk-Managed
(all numbers in thousands)                                                   Income Fund                      Stock Fund
                                                                          2004           2003           2004        2003(2)(3)
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $    13,102    $    38,339    $       936     $        83
  Net realized gain/(loss) from investment
     and foreign currency transactions                                    364,006       (159,191)         9,035           1,448
  Net realized gain/(loss) from futures contracts                              --             --            157             479
  Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations                     85,564        955,437          6,509           8,688
  Payment from affiliate (Note 2)                                               1             --             --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           462,673        834,585         16,637          10,698
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (14,882)       (41,245)          (249)             --
  Net realized gain from investment transactions*                              --             --         (1,972)             --
  Tax return of capital*                                                       --             --             --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (14,882)       (41,245)        (2,221)             --
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             599,620      1,173,372        108,272         101,154
  Redemption fees                                                             N/A            N/A             42              32
  Shares issued in connection with acquisition*                                --        181,669            N/A             N/A
  Reinvested dividends and distributions                                   14,417         39,718          2,185              --
  Shares repurchased                                                   (1,887,758)    (1,512,633)       (31,948)        (22)948
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (1,273,721)      (117,874)        78,551          78,238
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (825,930)       675,466         92,967          88,936
Net Assets:
  Beginning of period                                                   6,003,140      5,327,674         88,936              --
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                       $ 5,177,210    $ 6,003,140    $   181,903     $    88,936
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income/(Loss)*                           $     3,425    $     5,306    $       771     $        83
-------------------------------------------------------------------------------------------------------------------------------

      *See Notes 4 and 5 in Notes to Financial Statements.
(1)   Formerly named Janus Special Equity Fund.
(2) Fiscal period from February 28, 2003 (inception date) through October 31, 2003.
(3) Certain prior year amounts have been reclassified to conform to current year.

See Notes to Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  52

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets (continued)

For the fiscal year ended October 31, 2004,
the six month fiscal period ended October 31, 2003 and
through the seven month fiscal period ended April 30, 2003          Janus Mid Cap                         Janus Small Cap
(all numbers in thousands)                                          Value Fund(1)                          Value Fund(2)
                                                           2004         2003         2003         2004         2003         2003
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                         $    15,407  $     3,738  $     3,083  $    31,505  $    11,641  $     5,304
  Net realized gain/(loss) from investment
     and foreign currency transactions                     328,535       49,657      (48,634)     539,106       22,839     (140,984)
  Net realized gain/(loss) from futures contracts           (1,152)          --           --           --           --           --
  Change in unrealized net appreciation/(depreciation)
     of investments and foreign currency translations       40,641      271,409      150,184     (106,657)     610,947      380,551
  Payment from affiliate (Note 2)                              142           --           --            2           --           --
------------------------------------------------------------------------------------------------------------------------------------
 Net Increase/(Decrease) in Net Assets Resulting from
   Operations                                              383,573      324,804      104,633      463,956      645,427      244,871
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
     Investor Shares                                        (8,528)          --       (1,929)      (6,832)          --       (1,664)
     Institutional Shares                                   (2,336)          --         (343)      (9,867)          --       (3,526)
  Net realized gain from investment transactions*
     Investor Shares                                            --           --           --           --           --      (61,256)
     Institutional Shares                                       --           --           --           --           --      (51,913)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions              (10,864)          --       (2,272)     (16,699)          --     (118,359)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
     Investor Shares                                     1,712,689      434,785      356,776      285,854      208,701      228,047
     Institutional Shares                                  164,746       86,010       71,344      225,324      178,555      162,124
  Reinvested dividends and distributions
     Investor Shares                                         7,653           --        1,701        5,697           --       54,232
     Institutional Shares                                    2,291           --          336        8,735           --       48,381
  Shares repurchased
     Investor Shares                                      (550,282)    (248,429)    (194,431)    (703,692)    (362,193)    (333,666)
     Institutional Shares                                  (53,135)     (21,056)     (20,748)    (543,775)    (278,000)    (206,981)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions  1,283,962      251,310      214,978     (721,857)    (252,937)     (47,863)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                    1,656,671      576,114      317,339     (274,600)     392,490       78,649
Net Assets:
  Beginning of period                                    1,786,654    1,210,540      893,201    3,155,645    2,763,155    2,684,506
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $ 3,443,325  $ 1,786,654  $ 1,210,540  $ 2,881,045  $ 3,155,645  $ 2,763,155
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income/(Loss)*            $    10,161  $     6,259  $     2,521  $    30,008  $    16,699  $     5,058
------------------------------------------------------------------------------------------------------------------------------------

      *See Note 4 in Notes to Financial Statements.
(1)   Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2)   Berger Small Cap Value Fund prior to reorganization (Note 1).

See Notes to Financial Statements.


53  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

For a share outstanding during the                                        Janus Balanced Fund
fiscal year ended October 31                    2004                2003             2002             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $       19.34       $       18.08    $       19.27    $       22.83    $       21.79
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                       .38                 .38              .47              .56              .61
  Net gain/(loss) on securities
    (both realized and unrealized)                   .99                1.28            (1.20)           (2.48)            1.33
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    1.37                1.66             (.73)           (1.92)            1.94
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.38)               (.40)            (.46)            (.61)            (.58)
  Distributions (from capital gains)*                 --                  --               --            (1.03)            (.32)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.38)               (.40)            (.46)           (1.64)            (.90)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $       20.33       $       19.34    $       18.08    $       19.27    $       22.83
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                        7.11%(1)            9.34%           (3.85)%          (8.83)%           8.93%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $   2,849,423       $   3,928,565    $   3,935,993    $   4,410,240    $   4,773,381
Average Net Assets for the Period (in
 thousands)                                $   3,234,587       $   4,004,101    $   4,278,174    $   4,663,032    $   4,072,183
Ratio of Gross Expenses to Average Net
 Assets(2)(3)                                       0.87%               0.89%            0.86%            0.85%            0.87%
Ratio of Net Expenses to Average Net
 Assets(2)                                          0.87%               0.88%            0.84%            0.83%            0.85%
Ratio of Net Investment Income/(Loss) to
 Average Net Assets                                 1.82%               2.00%            2.44%            2.79%            2.92%
Portfolio Turnover Rate                               45%                 73%              88%             117%              87%

For a share outstanding during the fiscal year                            Janus Contrarian Fund(4)
or period ended October 31                     2004               2003               2002             2001             2000(5)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $        9.97      $        6.95      $        8.42    $       11.29    $       10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                       .01               -(6)               -(6)              .03              .01
  Net gain/(loss) on securities
   (both realized and unrealized)                   1.76               3.03              (1.45)           (2.65)            1.28
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    1.77               3.03              (1.45)           (2.62)            1.29
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*             --               (.01)(7)           (.02)            (.02)              --
  Distributions (from capital gains)*                 --                 --                 --             (.23)              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --               (.01)              (.02)            (.25)              --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $       11.74      $        9.97      $        6.95    $        8.42    $       11.29
--------------------------------------------------------------------------------------------------------------------------------
Total Return**                                     17.75%(1)          43.57%            (17.23)%         (23.61)%          12.90%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $   2,383,959      $   2,498,836      $   1,287,494    $   1,954,667    $   3,126,948
Average Net Assets for the Period (in
 thousands)                                $   2,497,342      $   1,862,723      $   1,808,435    $   2,665,589    $   2,840,620
Ratio of Gross Expenses to Average Net
 Assets***(2)(3)                                    0.98%              1.02%              1.01%            0.92%            1.02%
Ratio of Net Expenses to Average Net
 Assets***(2)                                       0.98%              1.01%              0.98%            0.91%            0.99%
Ratio of Net Investment Income/(Loss) to
 Average Net Assets***                              0.07%            (0.17)%              0.03%            0.29%            0.14%
Portfolio Turnover Rate***                            30%                44%                60%              77%              72%

     *See Note 4 in Notes to Financial Statements.
    **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) In 2004, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed Janus Balanced Fund and Janus Contrarian Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(2)   See "Explanations of Charts, Tables and Financial Statements."
(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)   Formerly named Janus Special Equity Fund.
(5) Fiscal period from February 29, 2000 (inception date) through October 31, 2000.
(6) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.
(7) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  54

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights (continued)

For a share outstanding during the                                              Janus Core Equity Fund
fiscal year ended October 31                               2004             2003             2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    17.04    $       14.99    $       16.78    $       24.25    $       22.57
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              .05              .07              .11              .17              .15
  Net gain/(loss) on securities
    (both realized and unrealized)                         1.75             2.09            (1.81)           (4.98)            2.25
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           1.80             2.16            (1.70)           (4.81)            2.40
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.06)            (.11)            (.09)            (.13)            (.14)
  Distributions (from capital gains)*                        --               --               --            (2.53)            (.58)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.06)            (.11)            (.09)           (2.66)            (.72)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    18.78    $       17.04    $       14.99    $       16.78    $       24.25
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                              10.61%           14.54%          (10.26)%         (21.70)%          10.65%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $  613,269    $     707,852    $     706,548    $     732,949    $   1,026,503
Average Net Assets for the Period (in thousands)     $  653,639    $     708,023    $     801,601    $     875,515    $   1,019,261
Ratio of Gross Expenses to Average Net Assets(1)(2)        0.97%            0.97%            0.92%            0.95%            0.95%
Ratio of Net Expenses to Average Net Assets(1)             0.97%            0.96%            0.89%            0.93%            0.93%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets                                     0.24%            0.40%            0.66%            0.85%            0.65%
Portfolio Turnover Rate                                      58%              77%              98%             115%             116%

For a share outstanding during the                                              Janus Growth and Income Fund
fiscal year ended October 31                           2004             2003          2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $     27.12      $     23.70   $     27.99    $       40.88    $       36.84
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .07              .17           .20              .32              .18
  Net gain/(loss) on securities
    (both realized and unrealized)                          2.17             3.43         (4.28)          (11.24)            5.84
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            2.24             3.60         (4.08)          (10.92)            6.02
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.07)            (.18)         (.21)            (.35)            (.14)
  Distributions (from capital gains)*                         --               --            --            (1.62)           (1.84)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.07)            (.18)         (.21)           (1.97)           (1.98)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $     29.29      $     27.12   $     23.70    $       27.99    $       40.88
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                8.28%(3)        15.20%       (14.62)%         (27.66)%          16.44%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $ 5,177,210      $ 6,003,140   $ 5,327,674    $   6,575,281    $   9,305,835
Average Net Assets for the Period (in thousands)     $ 5,568,170      $ 5,715,041   $ 6,479,535    $   7,758,499    $   8,594,302
Ratio of Gross Expenses to Average Net Assets(1)(2)         0.92%            0.91%         0.90%            0.87%            0.89%
Ratio of Net Expenses to Average Net Assets(1)              0.92%            0.91%         0.88%            0.86%            0.88%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets                                      0.24%            0.67%         0.73%            0.96%            0.49%
Portfolio Turnover Rate                                       41%              50%           49%              59%              41%

     *See Note 4 in Notes to Financial Statements.
(1)   See "Explanations of Charts, Tables and Financial Statements."
(2) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) In 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

See Notes to Financial Statements.


55  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                Janus Risk-Managed
For a share outstanding during the fiscal year                       Stock Fund
or period ended October 31                                 2004              2003(1)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     12.44       $     10.00
-----------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .08               .01
  Net gain/(loss) on securities
   (both realized and unrealized)                              1.75              2.43
-----------------------------------------------------------------------------------------
Total from Investment Operations                               1.83              2.44
-----------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                      (.03)               --
  Distributions (from capital gains)*                          (.26)               --
  Redemption fees                                                --(2)             --(2)
-----------------------------------------------------------------------------------------
Total Distributions and Other                                  (.29)               --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     13.98       $     12.44
-----------------------------------------------------------------------------------------
Total Return**                                                15.06%            24.40%
-----------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $   181,903       $    88,936
Average Net Assets for the Period (in thousands)        $   129,518       $    50,912
Ratio of Gross Expenses to Average Net Assets***(3)(4)         0.69%(5)          1.13%(5)
Ratio of Net Expenses to Average Net Assets***(3)              0.69%             1.13%
Ratio of Net Investment Income/(Loss) to Average Net
 Assets***                                                     0.72%             0.24%
Portfolio Turnover Rate***                                       71%               39%

     *See Note 4 in Notes to Financial Statements.
    **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)   Fiscal period February 28, 2003 (inception date) through October 31, 2003.
(2) Redemption fees aggregated less than $.01 on a per share basis for the period or year ended.
(3)   See "Explanations of Charts, Tables and Financial Statements."
(4) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5) The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  56

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights - Investor Shares

For a share outstanding during the fiscal year ended October 31, 2004, for the six month fiscal period ended October 31, 2003,
the seven month fiscal period ended April 30, 2003
and through each fiscal year ended  September 30
                                                                        Janus Mid Cap Value Fund(1)
                                              2004               2003         2003          2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $     18.94       $     15.15   $     13.71    $   14.30    $   14.43    $  12.17
----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .10               .03           .03          .02          .06         .08
  Net gain/(loss) on securities
   (both realized and unrealized)                 3.28              3.76          1.44         (.23)        1.27        3.46
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  3.38              3.79          1.47         (.21)        1.33        3.54
----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*         (.10)               --          (.03)        (.03)        (.10)       (.04)
  Distributions (from capital gains)*               --                --            --         (.35)       (1.36)      (1.24)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (.10)               --          (.03)        (.38)       (1.46)      (1.28)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $     22.22       $     18.94   $     15.15    $   13.71    $   14.30    $  14.43
----------------------------------------------------------------------------------------------------------------------------
Total Return**                                   17.92%(2)         25.02%        10.73%       (1.96)%       9.70%      31.11%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                $ 2,978,875       $ 1,494,209   $ 1,033,772    $ 782,101    $ 148,505    $ 33,013
Average Net Assets for the Period
 (in thousands)                            $ 2,244,533       $ 1,262,496   $   962,030          N/A          N/A         N/A
Ratio of Gross Expenses to Average
 Net Assets***(3)(4)(5)                           0.94%             1.08%         1.14%(6)     1.17%        1.22%       1.59%
Ratio of Net Expenses to Average
 Net Assets***(3)(4)                              0.94%             1.08%         1.14%         N/A          N/A         N/A
Ratio of Net Investment
 Income/(Loss) to Average Net Assets**            0.56%             0.45%         0.44%        0.28%        0.78%       0.72%
Portfolio Turnover Rate***                          91%               97%           94%          65%         116%        129%

For a share outstanding during the fiscal year ended October 31, 2004, for the six month fiscal period ended October 31, 2003,
the seven month fiscal period ended April 30, 2003
and through each fiscal year ended September 30
                                                                        Janus Small Cap Value Fund(7)
                                              2004           2003          2003            2002           2001            2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     28.63     $     23.07  $     21.96     $     24.49     $     24.78     $   20.94
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    .31             .09          .03             .06             .22           .30
  Net gain/(loss) on securities
   (both realized and unrealized)                4.16            5.47         2.07            (.16)           1.41          3.97
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 4.47            5.56         2.10            (.10)           1.63          4.27
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.12)             --         (.03)           (.18)           (.32)         (.20)
  Distributions (from capital gains)*              --              --         (.96)          (2.25)          (1.60)         (.23)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.12)             --         (.99)          (2.43)          (1.92)         (.43)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     32.98     $     28.63  $     23.07     $     21.96     $     24.49     $   24.78
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                  15.65%(2)       24.15%        9.56%          (2.52)%          6.65%        20.77%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                               $ 1,480,885     $ 1,658,312  $ 1,476,575     $ 1,461,278     $ 1,378,894     $ 859,030
Average Net Assets for the Period
 (in thousands)                           $ 1,630,099     $ 1,575,178  $ 1,457,263             N/A             N/A           N/A
Ratio of Gross Expenses to Average
 Net Assets***(3)(4)(5)                          1.02%           1.10%        1.14%(8)        1.17%(8)        1.14%(8)      1.23%(8)
Ratio of Net Expenses to Average
 Net Assets***(3)(4)                             1.02%           1.10%        1.13%(8)         N/A             N/A           N/A
Ratio of Net Investment
 Income/(Loss) to Average Net Assets***          0.91%           0.63%        0.22%           0.20%           0.99%         1.69%
Portfolio Turnover Rate***                         50%             60%          45%             39%             47%           72%

     *See Note 4 in Notes to Financial Statements.
    **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)   Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2) In 2004, Janus Capital and/or Janus Services fully reimbursed Janus Mid Cap Value Fund and Janus Small Cap Value Fund for a loss on a transaction resulting from certain trading, pricing errors and/or shareholder activity errors,which otherwise would have reduced total return by less than 0.01%.
(3) Certain prior year amounts have been reclassified to conform to current year presentation.
(4)   See "Explanations of Charts, Tables and Financial Statements."
(5) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(6) The ratio was 1.17% in 2003, before waiver of certain fees incurred by the Fund.
(7)   Berger Small Cap Value Fund prior to reorganization (Note 1).
(8)   The ratio was 1.20% in 2003, 1.17% in 2002, 1.14% in 2001 and 1.23% in
      2000.

See Notes to Financial Statements.


57  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights - Institutional Shares

For a share outstanding during the fiscal year ended October 31, 2004, the six month fiscal period ended October 31, 2003,
the seven month fiscal period ended April 30, 2003
and through the fiscal period ended September 30, 2002
                                                                               Janus Mid Cap Value Fund(1)
                                                               2004              2003             2003             2002(2)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $     19.02       $     15.19      $     13.72      $     17.88
----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .14               .05              .06              .02
  Net gain/(loss) on securities
   (both realized and unrealized)                                 3.29              3.78             1.44            (4.18)
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  3.43              3.83             1.50            (4.16)
----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         (.14)               --             (.03)              --
  Distributions (from capital gains)*                               --                --               --               --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.14)               --             (.03)              --
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $     22.31       $     19.02      $     15.19      $     13.72
----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                   18.14%(3)         25.21%           10.96%          (23.27)%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $   464,450       $   292,445      $   176,768      $   111,101
Average Net Assets for the Period (in thousands)           $   395,466       $   233,830      $   148,748              N/A
Ratio of Gross Expenses to Average Net Assets***(4)(5)(6)         0.77%(7)          0.78%(7)         0.79%            0.78%
Ratio of Net Expenses to Average Net Assets***(4)(5)              0.77%             0.78%            0.79%            0.78%
Ratio of Net Investment
 Income/(Loss) to Average Net Assets***                           0.74%             0.75%            0.80%            0.83%
Portfolio Turnover Rate***                                          91%               97%              94%              65%

For a share outstanding during the fiscal  year ended October 31, 2004, the six month fiscal period ended October 31, 2003,
the seven month fiscal period ended April 30, 2003
and through each fiscal year ended September 30
                                                                            Janus Small Cap Value Fund(8)
                                                     2004            2003            2003         2002          2001        2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $     28.82     $     23.18     $     22.08  $     24.58   $     24.87   $   21.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .39             .13             .07          .12           .28         .33
  Net gain/(loss) on securities
    (both realized and unrealized)                      4.18            5.51            2.06         (.13)         1.42        4.01
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        4.57            5.64            2.13         (.01)         1.70        4.34
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*               (.20)             --            (.07)        (.24)         (.39)       (.24)
  Distributions (from capital gains)*                     --              --            (.96)       (2.25)        (1.60)       (.23)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (.20)             --           (1.03)       (2.49)        (1.99)       (.47)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $     33.19     $     28.82     $     23.18  $     22.08   $     24.58   $   24.87
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                         15.91%          24.23%           9.74%       (2.13)%        6.93%      21.09%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)         $ 1,400,160     $ 1,497,333     $ 1,286,580  $ 1,223,227   $ 1,185,004   $ 862,318
Average Net Assets for the Period (in thousands) $ 1,486,714     $ 1,454,779     $ 1,245,661          N/A           N/A         N/A
Ratio of Gross Expenses to Average
  Net Assets***(4)(5)(6)                                0.81%(9)        0.82%(9)        0.87%        0.82%         0.84%       0.88%
Ratio of Net Expenses to Average
  Net Assets***(4)(5)                                   0.81%           0.82%           0.87%        0.82%         0.84%       0.88%
Ratio of Net Investment
Income/(Loss) to Average Net Assets***                  1.12%           0.91%           0.48%        0.53%         1.26%       1.99%
Portfolio Turnover Rate***                                50%             60%             45%          39%           47%         72%

     *See Note 4 in Notes to Financial Statements.
    **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)   Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2)   Fiscal period May 17, 2002 (inception date) through September 30, 2002.
(3) In 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.
(4) Certain prior year amounts have been reclassified to conform to current year presentation.
(5)   See "Explanations of Charts, Tables and Financial Statements."
(6) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(7) The ratio was 0.90% in 2004 and 1.08% in 2003, before waiver of certain fee incurred by the Fund.
(8)   Berger Small Cap Value Fund prior to reorganization (Note 1).
(9) The ratio was 0.99% in 2004 and 1.10% in 2003, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  58

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Schedules of Investments

Balanced Index                  The Balanced Index is a hypothetical combination
                                of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/ Credit Index
                                (45%).

Lehman Brothers                 Is composed of all bonds that are investment
Government/Credit Index         grade with at least one year until maturity.


Lipper Balanced Funds           A fund whose primary objective is to conserve
                                principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Large-Cap Core Funds     Funds that, by portfolio practice, invest at
                                least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P
                                SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index.

Lipper Mid-Cap Value Funds      Funds that, by portfolio practice, invest at
                                least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P
                                SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Core Funds     Funds that, by portfolio practice, invest in a
                                variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P
                                SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500
                                Index.

Lipper Small-Cap Core Funds     Funds that, by portfolio practice, invest at
                                least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P
                                SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000(R) Growth Index    Measures the performance of those Russell 1000
                                companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index     Measures the performance of those Russell 1000
                                companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000(R) Value Index     Measures the performance of those Russell 2000
                                companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap(R) Index         The Russell Midcap Index measures the
                                performance of the 800 smallest companies in the Russell 1000(R) Index.

Russell Midcap(R) Value Index   Measures the performance of those Russell MidCap
                                companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

S&P 500(R) Index                The Standard & Poor's Composite Index of 500
                                stocks, a widely recognized, unmanaged index of common stock prices.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                             American Depositary Receipt

ETD                             Euro Time Deposit

GDR                             Global Depositary Receipt

New York Shares                 Securities of foreign companies trading on the
                                New York Stock Exchange

PLC                             Public Limited Company

REIT                            Real Estate Investment Trust

    * Non-income-producing security.

   ** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

(omega) Rate is subject to change. Rate shown reflects current rate.

(pi) Security is a defaulted security in Janus Contrarian Fund with accrued interest in the amount of $601,787 that was written-off August 21, 2001.

(beta) Security is illiquid.

# Loaned security, a portion or all of the security is on loan as of October 31, 2004.

+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

(sigma) Schedule of Fair Valued Securities

                                                                                                  Value as a %
                                                                                Value            of Net Assets
--------------------------------------------------------------------------------------------------------------
Janus Contrarian Fund
Bharat Forge, Ltd. - expires 8/6/06                                          $         --            0.0%
Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06                         --            0.0%
National Thermal Power Corporation, Ltd.                                        2,788,872            0.1%
--------------------------------------------------------------------------------------------------------------
                                                                             $  2,788,872            0.1%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' trustees.

59  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts and/or securities lending arrangements as of October 31, 2004 are noted below.


Fund                                                            Aggregate Value
--------------------------------------------------------------------------------
Core
Janus Balanced Fund                                                 $537,946,874
Janus Contrarian Fund(1)                                             341,173,871
Janus Core Equity Fund                                                55,048,969
Janus Growth and Income                                              574,696,896
Risk-Managed
Janus Risk-Managed Stock Fund                                            760,000
Value
Janus Mid Cap Value Fund                                              94,576,172
Janus Small Cap Value Fund                                           373,271,779
--------------------------------------------------------------------------------
(1)   Formerly named Janus Special Equity Fund.

ss. Schedule of Restricted and Illiquid Securities

                                                                                               Value as
                                                 Acquisition     Acquisition                     % of
                                                    Date            Cost          Value       Net Assets
--------------------------------------------------------------------------------------------------------
Janus Balanced Fund
Citigroup, Inc., 5.00%
 senior subordinated notes, due 9/15/14 (144A)        6/4/01    $  9,245,309   $ 10,694,856      0.4%
Ono Finance PLC - expires 5/31/09 (144A)            10/27/99              --             88      0.0%
--------------------------------------------------------------------------------------------------------
                                                                $  9,245,309   $ 10,694,944      0.4%
--------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of October 31, 2004. The issuer incurs all registration costs.

(pound) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2004.

                                               Purchases                 Sales                Realized     Dividend   Market Value
                                          Shares      Cost         Shares        Cost       Gain/(Loss)     Income     at 10/31/04
------------------------------------------------------------------------------------------------------------------------------------
Janus Contrarian Fund(1)
Ballarpur Industries, Ltd.               6,850,393  $10,374,314         --  $         --  $          --   $   161,026  $ 16,872,020
Bally Total Fitness Holding Corp.               --           --  2,585,015    51,618,067    (38,296,881)           --            --
Playboy Enterprises, Inc. - Class B        574,380    7,288,882         --            --             --            --    16,369,170
SBS Broadcasting S.A. (New York Shares)         --           --    154,907     9,624,945     (4,221,662)           --    66,196,539
------------------------------------------------------------------------------------------------------------------------------------
                                                    $17,663,196             $ 61,243,012  $ (42,518,543)  $   161,026  $ 99,437,729
------------------------------------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund
A. Schulman, Inc.                               --  $        --  2,300,000  $ 35,828,709  $   9,553,520   $   541,953  $         --
A.O. Smith Corp.                           185,000    5,378,966    385,000     8,371,175      3,336,248       760,500    31,848,000
Cal Dive International, Inc.               370,000    7,801,500  2,185,000    44,812,393     19,190,151            --            --
Covansys Corp.                                  --           --  1,158,283    17,079,101     (4,933,754)           --     9,076,643
EMCOR Group, Inc.                           91,800    3,484,313     65,500     2,986,641        (96,177)           --    42,284,502
Home Properties, Inc.                           --           --    331,000     9,361,607      3,514,036     3,839,660    53,495,000
Horace Mann Educators Corp.                     --           --  2,750,000    40,777,497      5,003,821       742,214            --
Joy Global, Inc.                           180,000    4,435,335  2,683,600    48,627,870     22,432,966       499,030    32,100,500
Kaydon Corp.                                    --           --    640,000    14,344,319      2,047,539       669,600    35,520,000
La-Z-Boy, Inc.                             250,000    4,875,000  1,512,700    24,691,659     (1,110,763)    1,132,500    18,298,487
Manufactured Home Communities, Inc.      1,250,000   40,787,929         --            --             --        35,188    43,112,500
Pinnacle Systems, Inc.                     300,000    2,578,993    200,000     1,887,788          7,928            --    16,310,000
Seacoast Financial Services Corp.               --           --  2,000,000    17,565,820     44,132,239       750,364            --
Spherion Corp.                                  --           --  2,550,000    41,011,044    (16,478,121)           --    12,942,000
Superior Industries International, Inc.    625,000   24,154,784         --            --             --       948,425    48,267,900
Susquehanna Bancshares, Inc.                    --           --    450,000    10,313,717        883,537     1,713,333    42,279,000
Texas Industries, Inc.                          --           --  1,125,000    26,377,824     13,723,615       124,200            --
Too, Inc.                                       --           --  1,860,000    31,005,221      4,088,841            --            --
Wolverine World Wide, Inc.                      --           --    958,100    11,516,788     11,082,976       566,696    57,836,000
------------------------------------------------------------------------------------------------------------------------------------
                                                    $93,496,820             $386,559,173  $ 116,378,602   $12,323,663  $443,370,532
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Special Equity Fund

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2004.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  60

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statetments

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Balanced Fund, Janus Contrarian Fund (formerly named Janus Special Equity
Fund), Janus Core Equity Fund, Janus Growth and Income Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has twenty seven funds. Nineteen of the funds invest primarily in equity securities. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Contrarian Fund, which is classified as nondiversified. The Funds are no-load investments.

On April 21, 2003, Berger Small Cap Value Fund and Berger Mid Cap Value Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Janus Small Cap Value Fund and Janus Mid Cap Value Fund, respectively (collectively the "Value Funds"). Both the Reorganizing Funds and the Value Funds have Investor and Institutional Shares. The plan of reorganization provided for the transfer for assets and liabilities of the Reorganizing Funds to the Value Funds. The Value Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to April 30, 2003 are the financial highlights of the Reorganizing Funds. Subsequent to the reorganization, the Value Funds changed their fiscal year end from September 30 to April 30 and then to October 31.

Prior to April 21, 2003 Berger Mid Cap Value Fund was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. Berger Small Cap Value Fund was the only portfolio established under the Berger Omni Investment Trust, a Massachusetts business trust. Berger Mid Cap Value Fund and Berger Small Cap Value Fund offered two separate classes of shares; Investor Shares and Institutional Shares. All classes of each fund had identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of Berger Small Cap Value Fund were closed to new investors. Berger Mid Cap Value Fund - Institutional Shares was also closed to new investors.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the fourth calendar quarter, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. For any Fund with multiple classes, income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially.


61  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk.

The Funds will not have the right to vote on securities while they are being lent, however, the Funds will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2004, the following Funds had on loan securities as indicated:

                                                                  Value at
Fund                                                           October 31, 2004
--------------------------------------------------------------------------------
Core
Janus Balanced Fund                                              $351,494,541
Janus Contrarian Fund(1)                                          182,331,194
Janus Core Equity Fund                                             13,046,242
Janus Growth and Income Fund                                      313,852,484
Value
Janus Mid Cap Value Fund                                           92,113,377
Janus Small Cap Value Fund                                        363,629,220
--------------------------------------------------------------------------------
(1) Formerly named Janus Special Equity Fund

As of October 31, 2004, the following Funds received cash collateral in accordance with securities lending activity as indicated:

                                                              Cash Collateral at
Fund                                                           October 31, 2004
--------------------------------------------------------------------------------
Core
Janus Balanced Fund                                              $359,152,778
Janus Contrarian Fund(1)                                          188,113,657
Janus Core Equity Fund                                             13,585,047
Janus Growth and Income Fund                                      322,110,164
Value
Janus Mid Cap Value Fund                                           94,576,172
Janus Small Cap Value Fund                                        373,271,779
--------------------------------------------------------------------------------
(1) Formerly named Janus Special Equity Fund.

All cash collateral received by the Funds was invested into the State Street Navigator Securities Lending Prime Portfolio except for Janus Growth and Income Fund which also invested $213,410 in a JPMorgan Chase letter of credit expiring November 20, 2004 and $362,797 in a BNP Paribas letter of credit expiring April 21, 2005.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in United States Dollars and 105% of the market value of the loaned securities which are not denominated in United States Dollars.

During the fiscal year ended October 31, 2004, there were no securities lending arrangements for Janus Risk-Managed Stock Fund.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2004, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, Janus Risk-Managed Stock Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  62

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the custodian.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases,the Funds are required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2004, there were no Funds invested in when-issued securities.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Restricted Security Transactions

Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends for Janus Balanced Fund and Janus Growth and Income Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of the Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in


63 Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

2. AGREEMENTS

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of each Fund's advisory fee as indicated in the table below.

                                                     Management     Management
                                 Average Daily Net   Fee Before     Fee After
Fund                              Assets of Fund    Reduction (%)  Reduction (%)
--------------------------------------------------------------------------------
Core
Janus Balanced Fund              All Asset Levels          0.65        0.55
Janus Contrarian Fund(1)         All Asset Levels          0.65        0.64
Janus Core Equity Fund           All Asset Levels          0.65        0.60
Janus Growth and Income Fund     All Asset Levels          0.65        0.62
Risk-Managed
Janus Risk-Managed Stock Fund    All Asset Levels          0.65        0.50
Value
Janus Mid Cap Value Fund         All Asset Levels          0.65        0.64
Janus Small Cap Value Fund       All Asset Levels          0.75        0.72
--------------------------------------------------------------------------------
(1) Formerly named Janus Special Equity Fund.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the fund.

Prior to June 25, 2004, Janus Capital had voluntarily agreed to waive its management fees for Janus Risk-Managed Stock Fund. This amount is reflected on the Statement of Operations as Excess Expense Reimbursement. The waiver was terminated on June 25, 2004.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Mid Cap Value Fund and Janus Small Cap Value Fund. As compensation for its services, Perkins receives, directly from each Value Fund, a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Prior to April 21, 2003, Berger Financial Group LLC ("Berger") served as investment adviser to Berger Mid Cap Value Fund and Berger Small Cap Value Fund pursuant to agreements that provided for an investment advisory fee to be paid to Berger according to the following schedule:

                                       Average                        Daily
Fund                                   Net Assets                   Annual Rate
--------------------------------------------------------------------------------
Berger Mid Cap Value Fund              First $500 million              0.75%
                                       Next $500 million               0.70%
                                       Over $1 billion                 0.65%
--------------------------------------------------------------------------------
Berger Small Cap Value Fund            First $500 million              0.85%
                                       Next $500 million               0.80%
                                       Over $1 billion                 0.75%
--------------------------------------------------------------------------------

Berger had agreed to reimburse Berger Mid Cap Value Institutional Shares to the extent that the class specific transfer agency and registration fees, in aggregate, exceeded 0.25% of the average daily net assets of the class in any fiscal year.

The Reorganizing Funds had entered into administrative services agreements with Berger. Berger provided administrative services to the Reorganizing Funds at no cost.

Berger Mid Cap Value Fund Investor Shares and Berger Small Cap Value Fund Investor Shares had adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans").

The Plans provided for the payment to Berger of a 12b-1 fee of 0.25% per annum of Berger Mid Cap Value Fund's Investor Shares average daily net assets and Berger Small Cap Value Fund's Investor Shares average daily net assets. The Plans provided that such payments would be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds. During the period in which Berger Small Cap Value Fund Investor Shares was closed, Berger reduced the 12b-1 fee payable by Berger Small Cap Value Fund Investor Shares by the amount of such fee that was not utilized by Berger to provide, or to compensate third party administrators or other companies for providing, shareholder services in connection with the distribution of shares. Berger voluntarily waived fees associated with 12b-1 for the period April 1, 2003 through April 17, 2003.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Each of the Funds pays Janus Services an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  64

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account (excluding Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

By written agreement, Janus Services has agreed until March 1, 2006 to waive the transfer agency fee payable by the Institutional Shares of the Value Funds so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of Berger Mid Cap Value Fund and Berger Small Cap Value Fund, as of September 30, 2002, which were 0.82% and 0.78%, respectively. Effective July 1, 2004, the waiver was reduced to 0.79% and 0.77% for Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively.

As of the date of this report, a 2.00% redemption fee may be imposed on shares of Janus Risk-Managed Stock Fund held for three months or less. Effective March 1, 2004, the redemption fee for the Fund increased from 1.00% to 2.00% on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Risk-Managed Stock Fund were $42,466 for the fiscal year ended October 31, 2004.

During the fiscal year ended October 31, 2004, Janus Capital reimbursed Janus Mid Cap Value Fund - Investor and Institutional Shares $110,642 and $25,205, respectively, for certain trading and valuation errors.

During the fiscal year ended October 31, 2004, Janus Services reimbursed Janus Balanced Fund, Janus Contrarian Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund - Investor Shares, Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund - Investor Shares $6,809, $1,241, $1,297, $5,303, $501 and $1,562, respectively, as a result of dilutions caused by incorrectly processed shareholder activity.

For the fiscal year ended October 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all funds based on the funds' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the fund's respective net assets at July 31, 2004. These non-recurring costs and offsetting waiver are shown on the Statement of Operations.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Funds' expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Funds are no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. Custody credits received reduce custodian fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses on the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period November 1, 2003 through June 16, 2004 are noted below.

                               DST Securities, Inc.   Fund
                                   Commissions       Expense
Fund                                 Paid           Reduction  DST Systems Cost
--------------------------------------------------------------------------------
Core
Janus Balanced Fund                  $ 6,000         $4,501        $282,484
Janus Contrarian Fund(1)               5,800          4,351         805,928
Janus Core Equity Fund                    --             --         179,417
Janus Growth and Income Fund          12,000          9,002         895,365
Risk-Managed
Janus Risk-Managed Stock Fund             --             --          42,138
Value
Janus Mid Cap Value Fund                  --             --         139,623
Janus Small Cap Value Fund                --             --         123,593
--------------------------------------------------------------------------------
(1) Formerly named Janus Special Equity Fund.


65  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2004, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

                                           Purchases       Sales         Dividend    Market Value
                                          Shares/Cost    Shares/Cost      Income     at 10/31/04
-------------------------------------------------------------------------------------------------
Janus Government Money Market Fund
Janus Mid Cap Value Fund                $   50,000,000  $ 50,000,000  $     26,776  $         --
Janus Small Cap Value Fund                 160,000,000   160,000,000       405,183            --
-------------------------------------------------------------------------------------------------
                                        $  210,000,000  $210,000,000  $    431,959  $         --
-------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Janus Mid Cap Value Fund                $  555,000,000  $395,000,000  $    547,940  $160,000,000
Janus Small Cap Value Fund                 570,000,000   430,000,000       481,686   140,000,000
-------------------------------------------------------------------------------------------------
                                        $1,125,000,000  $825,000,000  $  1,029,626  $300,000,000
-------------------------------------------------------------------------------------------------
Janus Money Market Fund
Janus Mid Cap Value Fund                $  145,000,000  $145,000,000  $    256,807  $         --
Janus Small Cap Value Fund                 150,000,000   150,000,000       257,664            --
-------------------------------------------------------------------------------------------------
                                        $  295,000,000  $295,000,000  $    514,471  $         --
-------------------------------------------------------------------------------------------------

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended October 31, 2004
                                                                               Purchase of Long-    Proceeds from Sales
                                          Purchase of    Proceeds from Sales  Term U.S. Government    of Long-Term U.S.
Fund                                      Securities        of Securities          Obligations      Government Obligations
--------------------------------------------------------------------------------------------------------------------------
Core
Janus Balanced Fund                      $1,319,199,650    $2,527,046,631          $111,721,771          $232,659,591
Janus Contrarian Fund(1)                    738,444,724     1,264,223,749                    --                    --
Janus Core Equity Fund                      367,189,369       552,004,693                    --                    --
Janus Growth and Income Fund              2,278,544,308     3,528,904,772                    --                    --
Risk-Managed
Janus Risk-Managed Stock Fund               159,496,662        87,302,344                    --                    --
Value
Janus Mid Cap Value Fund                  2,992,085,266     2,025,791,694                    --                    --
Janus Small Cap Value Fund                1,341,021,962     2,077,177,832                    --                    --
--------------------------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Special Equity Fund.

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2004 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                 Undistributed    Undistributed                     Other Book      Net Tax
                                    Ordinary      Long-Term        Accumulated       to Tax       Appreciation/
Fund                                Income          Gains         Capital Losses   Differences    (Depreciation)
----------------------------------------------------------------------------------------------------------------
Core
Janus Balanced Fund(1)           $  7,605,366    $         --    $(395,580,597)    $  (926,073)    $253,560,322
Janus Contrarian Fund(1)(2)         1,342,234              --     (418,053,037)     (6,058,252)     625,500,006
Janus Core Equity Fund              1,177,117              --     (159,721,657)       (277,407)      89,274,445
Janus Growth and Income Fund(1)     3,432,346              --     (931,387,810)          8,048      634,789,616
Risk-Managed
Janus Risk-Managed Stock Fund       4,685,169       5,460,119               --              --       14,969,570
Value
Janus Mid Cap Value Fund          114,628,006     210,438,595               --              --      297,776,515
Janus Small Cap Value Fund         34,123,164     421,820,610               --              --      425,925,783
----------------------------------------------------------------------------------------------------------------

(1) Capital loss carryovers subject to annual limitations.
(2) Formerly named Janus Special Equity Fund.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  66

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

The capital loss carryforward in Janus Contrarian Fund, acquired in the reorganization with Janus Special Situations Fund on February 28, 2003, is subject to annual limitations under applicable tax laws and may expire unutilized. Due to these limitations, $78,845,133 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in capital.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2004

Fund                                        October 31, 2008  October 31, 2009   October 31, 2010  October 31, 2011
-------------------------------------------------------------------------------------------------------------------
Core
Janus Balanced Fund(1)                         $         --     $ (10,867,483)    $(307,577,128)    $ (77,135,986)
Janus Contrarian Fund(1)(2)                     (29,028,299)     (206,689,582)     (182,335,156)               --
Janus Core Equity Fund                                   --       (36,189,364)      (90,047,085)      (33,485,208)
Janus Growth and Income Fund(1)                          --       (41,641,611)     (715,552,355)     (174,193,844)
Risk-Managed
Janus Risk-Managed Stock Fund                            --                --                --                --
Value
Janus Mid Cap Value Fund                                 --                --                --                --
Janus Small Cap Value Fund                               --                --                --                --
-------------------------------------------------------------------------------------------------------------------

(1) Capital loss carryovers subject to annual limitations.
(2) Formerly named Janus Special Equity Fund.

During the year ended October 31, 2004, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund                                            Capital Loss Carryovers Utilized
--------------------------------------------------------------------------------
Core
Janus Balanced Fund                                             $    235,511,425
Janus Contrarian Fund(1)                                             151,203,941
Janus Core Equity Fund                                                68,860,169
Janus Growth and Income                                              345,846,921
Risk-Managed
Janus Risk-Managed Stock Fund                                                 --
Value
Janus Mid Cap Value Fund                                               8,977,673
Janus Small Cap Value Fund                                           117,418,807
--------------------------------------------------------------------------------
(1) Formerly named Janus Special Equity Fund

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                    Federal Tax    Unrealized       Unrealized
Fund                                   Cost       Appreciation    (Depreciation)
--------------------------------------------------------------------------------
Core
Janus Balanced Fund               $2,955,859,720  $294,908,380  $ (41,348,058)
Janus Contrarian Fund(1)           1,958,531,080   701,564,965    (75,209,211)
Janus Core Equity Fund               544,209,249   100,280,155    (11,005,710)
Janus Growth and Income Fund       4,877,247,767   825,112,973   (190,323,357)
Risk-Managed
Janus Risk-Managed Stock Fund        169,743,100    18,461,328     (3,491,758)
Value
Janus Mid Cap Value Fund           3,250,127,106   379,535,757    (81,759,242)
Janus Small Cap Value Fund         2,809,682,300   543,475,465   (117,549,682)
--------------------------------------------------------------------------------
(1) Formerly named Janus Special Equity Fund.


67  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                             Distributions
For the fiscal year ended October 31, 2004    ----------------------------------------------
                                              From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                            Income        Capital Gains       Capital           Loss
-------------------------------------------------------------------------------------------------------------
Core
Janus Balanced Fund                            $60,266,604   $        --       $        --       $        --
Janus Contrarian Fund(1)                                --            --                --                --
Janus Core Equity Fund                           2,483,340            --                --                --
Janus Growth and Income Fund                    14,882,015            --                --                --
Risk-Managed
Janus Risk-Managed Stock Fund                    1,917,845       302,939                --                --
Value
Janus Mid Cap Value Fund                        10,863,951            --                --           (45,981)
Janus Small Cap Value Fund                      16,699,076            --                --                --
-------------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Special Equity Fund

                                                                        Distributions
For the fiscal period or year ended October 31, 2003     ------------------------------------------------
                                                         From Ordinary   From Long-Term     Tax Return of   Net Investment
Fund                                                        Income       Capital Gains        Capital           Loss
--------------------------------------------------------------------------------------------------------------------------
Core
Janus Balanced Fund                                      $86,844,596      $        --      $        --       $        --
Janus Contrarian Fund(1)                                     594,782               --          454,850        (3,785,458)
Janus Core Equity Fund                                     5,303,493               --               --                --
Janus Growth and Income Fund                              41,245,031               --               --                --
Risk-Managed
Janus Risk-Managed Stock Fund                                     --               --               --                --
Value
Janus Mid Cap Value Fund                                          --               --               --                --
Janus Small Cap Value Fund                                        --               --               --                --
--------------------------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Special Equity Fund


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  68

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

5. FUND ACQUISITIONS AND FUND REORGANIZATIONS

On February 28, 2003, Janus Strategic Value Fund acquired all of the net assets of Janus Special Situations Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The surviving fund was renamed Janus Special Equity Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Strategic Value Fund in the amount of 81,028,554 shares (valued at $557,486,805) for the 54,590,330 shares of Janus Special Situations Fund, including $140,074,941 of unrealized depreciation. The aggregate net assets of Janus Strategic Value Fund and Janus Special Situations Fund immediately before the reorganization were $1,193,280,706 and $557,486,805, respectively. The aggregate net assets immediately after the reorganization were $1,750,767,511. Janus Special Equity Fund was subsequently renamed Janus Contrarian Fund.

Effective April 21, 2003, Berger Mid Cap Value Fund and Berger Small Cap Value Fund participated in a tax-free reorganization with Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively. The plan of the reorganization provided for the transfer of assets and liabilities of Berger Mid Cap Value Fund
- Investor Shares and Institutional Shares and Berger Small Cap Value Fund -Investor Shares and Institutional Shares to Janus Mid Cap Value Fund - Investor Shares and Institutional Shares and Janus Small Cap Value Fund - Investor Shares and Institutional Shares, respectively. Berger Mid Cap Value Fund transferred net assets from Investor Shares and Institutional Shares of $999,637,409 and $167,938,260, respectively, to Janus Mid Cap Value Fund - Investor Shares and Institutional Shares. Berger Small Cap Value Fund transferred net assets from Investor Shares and Institutional Shares of $1,450,910,876 and $1,254,131,731, respectively, to Janus Small Cap Value Fund - Investor Shares and Institutional Shares. Berger Mid Cap Value Fund transferred shares outstanding from Investor Shares and Institutional Shares of 67,934,303 and 11,381,242, respectively, to Janus Mid Cap Value Fund - Investor Shares and Institutional Shares. Berger Small Cap Value Fund transferred shares outstanding from Investor Shares and Institutional Shares of 64,628,505 and 55,566,402, respectively, to Janus Small Cap Value Fund - Investor Shares and Institutional Shares. Janus Capital incurred the costs associated with the reorganization.

On April 21, 2003, certain Funds, as listed below (each an "Acquiring Fund"), acquired all of the assets and liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Funds are presented on the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/ (depreciation) as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                  Acquired           Net Assets
                                                               Acquiring Fund  Acquired Fund    Fund Unrealized        After
Acquiring Fund                 Acquired Fund                    Net Assets      Net Assets          AP/DP           Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund            Berger Balanced Fund           $3,961,835,730   $ 47,442,947       $  494,302       $4,009,278,677
Janus Growth and Income Fund   Berger Large Cap Growth Fund    5,465,100,099    181,668,590        3,394,147        5,646,768,689
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Shares issued in
Acquiring Fund                 Acquired Fund                    Shares Acquired       Acquisition
----------------------------------------------------------------------------------------------------
Janus Balanced Fund            Berger Balanced Fund                 4,601,151          2,614,342
Janus Growth and Income Fund   Berger Large Cap Growth Fund        24,222,155          7,558,594
----------------------------------------------------------------------------------------------------


69  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

                                                                Janus                   Janus                  Janus
                                                               Balanced               Contrarian             Core Equity
For the fiscal year ended October 31                             Fund                   Fund(1)                Fund
(all numbers in thousands)                                 2004        2003        2004        2003       2004       2003
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                             20,715      47,490      23,237      43,627      4,033     10,465
  Shares issued in connection with acquisition*              N/A       2,614         N/A      81,029        N/A        N/A
  Reinvested distributions                                 2,970       4,683          --         143        137        347
  Shares Repurchased                                     (86,633)    (69,386)    (70,899)    (59,378)   (13,055)   (16,404)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions    (62,948)    (14,599)    (47,662)     65,421     (8,885)    (5,592)
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                  203,138     217,737     250,735     185,314     41,534     47,126
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                        140,190     203,138     203,073     250,735     32,649     41,534
--------------------------------------------------------------------------------------------------------------------------

                                                                Janus               Janus
                                                              Growth and        Risk-Managed Stock
For the fiscal year or period ended October 31                Income Fund            Fund
(all numbers in thousands)                                 2004        2003      2004      2003(2)
--------------------------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                             20,788      47,618     8,104     9,181
  Shares issued in connection with acquisition*              N/A       7,559       N/A       N/A
  Reinvested distributions                                   506       1,652       176        --
  Shares Repurchased                                     (65,922)    (60,238)   (2,424)   (2,029)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions    (44,628)     (3,409)    5,856     7,152
--------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                  221,394     224,803     7,152        --
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                        176,766     221,394    13,008     7,152
--------------------------------------------------------------------------------------------------

For the fiscal year ended October 31, 2004,                          Janus                            Janus
the six month fiscal period ended October 31, 2003               Mid Cap Value                   Small Cap Value
and the seven month fiscal period ended April 30, 2003               Fund(3)                         Fund(4)
(all numbers in thousands)                                 2004       2003       2003       2004       2003       2003
-----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares
  Shares sold                                             80,938     24,740     24,654      9,094      7,889     10,137
  Reinvested distributions                                   386         --        116        189         --      2,391
  Shares Repurchased                                     (26,166)   (14,093)   (13,569)   (22,313)   (13,970)   (15,049)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares                    55,158     10,647     11,201    (13,030)    (6,081)    (2,521)
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                   78,885     68,238     57,037     57,931     64,012     66,533
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                        134,043     78,885     68,238     44,901     57,931     64,012
-----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares
  Shares sold                                              7,853      4,935      4,958      7,122      6,704      7,165
  Reinvested distributions                                   116         --         23        288         --      2,124
  Shares Repurchased                                      (2,523)    (1,198)    (1,439)   (17,186)   (10,238)    (9,201)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions      5,446      3,737      3,542     (9,776)    (3,534)        88
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                   15,374     11,637      8,095     51,959     55,493     55,405
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         20,820     15,374     11,637     42,183     51,959     55,493
-----------------------------------------------------------------------------------------------------------------------

     *See Note 5 in Notes to Financial Statements.
(1)   Formerly named Janus Special Equity Fund.
(2) Fiscal period from February 28, 2003 (inception date) through October 31, 2003.
(3)   Formerly named Berger Mid Cap Value Fund prior to reorganization (Note 1).
(4)   Formerly named Berger Small Cap Value Fund prior to reorganization (Note
      1).


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  70

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

7. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices.

On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements. Pursuant to such agreements, Janus Capital agreed to pay $50 million in restoration to compensate investors for any adverse effects of frequent trading and $50 million in civil penalties. Janus Capital also agreed to reduce its management fees in the amount of $25 million per year for five years. Specific fee reductions, effective July 1, 2004, were determined on a fund-by-fund basis and were calculated using assets under management as of May 31, 2004. Therefore, the total reduction in revenue over a five-year period could be greater than or less than $125 million, depending on whether assets under management in the affected funds increase or decrease. Janus also agreed to make $1.2 million in other settlement-related payments required by the COAG and to implement certain corporate governance and compliance initiatives.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals. These actions generally allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits include actions purportedly brought on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (JCGI, Janus Capital or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus funds' Trustees, officers of the Janus funds, officers of Janus Capital, officers of JCGI, and directors of JCGI.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain funds managed by Janus Capital. These lawsuits are currently pending in the U.S. District Court for the District of Colorado.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


71  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Balanced Fund, Janus Contrarian Fund (formerly Janus Special Equity Fund), Janus Core Equity Fund, Janus Growth and Income Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund, and Janus Small Cap Value Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 7, 2004


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  72

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception, unless otherwise noted) with one or more widely used market indices through October 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities as of October 31, 2004. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Funds' net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.


73  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest, or balance credits. The Statement of Operations reflects total expenses before any such offset (Gross Expense Ratio), and after expense offsets (Net Expense Ratio). The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  74

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2004:

Capital Gains Distribution

Fund
================================================================================
Janus Risk-Managed Stock Fund                                         $ 302,939
--------------------------------------------------------------------------------

Dividends Received Deduction Percentage

Fund
================================================================================
Janus Balanced Fund                                                          28%
Janus Contrarian Fund(1)                                                    100%
Janus Core Equity Fund                                                      100%
Janus Growth and Income Fund                                                100%
Janus Risk-Managed Stock Fund                                                34%
Janus Mid Cap Value Fund                                                     18%
Janus Small Cap Value Fund                                                   67%
--------------------------------------------------------------------------------
(1) Formerly named Janus Special Equity Fund.

Qualified Dividend Income

Fund
================================================================================
Janus Balanced Fund                                                          34%
Janus Contrarian Fund(1)                                                    100%
Janus Core Equity Fund                                                      100%
Janus Growth and Income Fund                                                100%
Janus Risk-Managed Stock Fund                                                34%
Janus Mid Cap Value Fund                                                     18%
Janus Small Cap Value Fund                                                   67%
--------------------------------------------------------------------------------
(1) Formerly named Janus Special Equity Fund.

Due to the uncertainty regarding procedures for identifying qualified foreign corporations, the qualified dividend income percentages reported on the 2004 Form 1099-DIV may be substantially lower than the percentages reported above.


75  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-3713.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, these four registered investment companies consist of 61 series or funds.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Aspen Series, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                                Number of
                                                                                                Funds in
                                                                                                Fund Complex
                         Positions Held   Length of       Principal Occupations                 Overseen       Other Directorships
Name, Age and Address    with Funds       Time Served     During the Past Five Years            by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present    Private Investor.                     61             Director, Red Robin
151 Detroit Street                                                                                             Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          2/71-Present
Age 61

William F. McCalpin      Trustee          6/02-Present    Executive Vice President and Chief    59             Founding Director and
151 Detroit Street                                        Operating Officer of the Rockefeller                 Board Chair, Solar
Denver, CO 80206                                          Brothers Fund (a private family                      Development
Age 47                                                    foundation).                                         Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee          6/02-Present    President and Chief Executive         59             Chairman of the Board
151 Detroit Street                                        Officer of The Field Museum of                       and Director,
Denver, CO 80206                                          Natural History.                                     Divergence LLC;
Age 66                                                                                                         Director of A.M.
                                                                                                               Castle & Co., and
                                                                                                               W.W. Grainger, Inc.;
                                                                                                               Trustee of Harris
                                                                                                               Insight Funds Trust
                                                                                                               (19 portfolios),
                                                                                                               WTTW (Chicago
                                                                                                               public television
                                                                                                               station), the
                                                                                                               University of Chicago
                                                                                                               and Chicago Public
                                                                                                               Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


                    Janus Core, Risk-Managed and Value Funds October 31, 2004 76

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Trustees (cont.)

                                                                                                Number of
                                                                                                Funds in
                                                                                                Fund Complex
                         Positions Held   Length of       Principal Occupations                 Overseen       Other Directorships
Name, Age and Address    with Funds       Time Served     During the Past Five Years            by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          1/97-Present    Professor Emeritus of Business,       61             Co-founder and
151 Detroit Street                                        University of Colorado.                              Managing Director,
Denver, CO 80206                                          Formerly, Professor of Business,                     Roaring Fork Capital
Age 60                                                    University of Colorado, Colorado                     Partners (private
                                                          Springs, CO (1986-2004),                             equity firm);
                                                          Distinguished Visiting Professor of                  Director, Red Robin
                                                          Business (2001-2002), Thunderbird                    Gourmet Burgers, Inc.
                                                          (American Graduate School of
                                                          International Management), Phoenix,
                                                          AZ; and Principal (1988-1999) of
                                                          Phillips-Smith Retail Group,
                                                          Addison, TX (a venture capital firm).

William D. Stewart       Trustee          6/84-Present    Corporate Vice President and          59             N/A
151 Detroit Street                                        General Manager of MKS
Denver, CO 80206                                          Instruments - HPS Products,
Age 60                                                    Boulder, CO (a manufacturer of
                                                          vacuum fittings and valves).

Martin H. Waldinger      Trustee          8/69-Present    Consultant.                           59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          6/69-Present    Formerly, President (1978-2002)       61             N/A
151 Detroit Street                                        and Chief Executive Officer (1994-
Denver, CO 80206                                          2002) of Janus Capital or Janus
Age 67                                                    Capital Corporation; President and
                                                          Director (1994-2002) of the Janus
                                                          Foundation; Chairman and Director
                                                          (1978-2002) of Janus Capital
                                                          Corporation and Director (1997-
                                                          2001) of Janus Distributors, Inc.

------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


77  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Advisory Board

                                                                                                Number of
                                                                                                Funds in
                                                                                                Fund Complex
                         Positions Held   Length of       Principal Occupations                 Overseen       Other
Name, Age and Address    with Funds       Time Served     During the Past Five Years            by Trustee     Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
Advisory Board Members
Katherine A. Cattanach   Advisory Board   4/03-Present    General Partner/Managing Principal    13             N/A
151 Detroit Street       Chairperson                      (since September 1987), INVESCO
Denver, CO 80206                                          Private Equity (formerly Sovereign
Age 59                                                    Financial Services, Inc.) (financial
                                                          consulting and management firm).
                                                          Formerly, Vice Chair of the Berger
                                                          Funds (1994-2002).

Harry T. Lewis, Jr.      Advisory Board   4/03-Present    Lewis Investments (since June 1988)   13             Director, J.D.
151 Detroit Street       Member                           (self-employed private investor).                    Edwards & Co. (1995
Denver, CO 80206                                          Formerly, Trustee/Director of the                    to March 2002).
Age 71                                                    Berger Funds (1987-2002).                            Director, National
                                                                                                               Fuel Corporation (oil
                                                                                                               & gas production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board, Wells
                                                                                                               Fargo Bank - Denver.

Michael Owen             Advisory Board   4/03-Present    Dean of the College of Business of    13             N/A
151 Detroit Street       Member                           Sciences at Zayed University (since
Denver, CO 80206                                          September 2000). Formerly self-
Age 67                                                    employed as a financial and
                                                          management consultant, and in
                                                          real estate development (from June
                                                          1999 to September 2000).Dean
                                                          (from 1993 to June 1999) of
                                                          the College of Business, Montana
                                                          State University. Formerly,
                                                          Chairman of the Board of the
                                                          Berger Funds (1968-2002).

Albert C. Yates          Advisory Board   4/03-Present    President Emeritus, Colorado State    13             Member, Board of
151 Detroit Street       Member                           University (since 2003), President,                  Directors, Adolph
Denver, CO 80206                                          Chancellor and Professor of                          Coors Company
Age 63                                                    Chemistry, Colorado State University                 (brewing company)
                                                          (1990-2003). Formerly, Trustee/                      (since 1998); Member,
                                                          Director of the Berger Funds                         Board of Directors,
                                                          (2000-2002).                                         Dominion Industrial
                                                                                                               Capital Bank (1999 to
                                                                                                               2000); Member, Board
                                                                                                               of Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West
                                                                                                               (since 2001).
------------------------------------------------------------------------------------------------------------------------------------


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  78

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers

                                                                    Term of Office* and     Principal Occupations
Name, Age and Address          Positions Held with Funds            Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
David C. Decker                Executive Vice President             9/96-Present            Vice President of Janus Capital and
151 Detroit Street             and Portfolio Manager                                        Portfolio Manager for other Janus
Denver, CO 80206               Janus Contrarian Fund                                        accounts. Formerly, Portfolio Manager
Age 38                                                                                      (1996-2002) for Janus Special
                                                                                            Situations Fund.

Karen L. Reidy                 Executive Vice President and         1/00-Present            Vice President of Janus Capital and
151 Detroit Street             Portfolio Manager                                            Portfolio Manager for other Janus
Denver, CO 80206               Janus Balanced Fund and                                      accounts. Formerly, Analyst (1995-
Age 37                         Janus Core Equity Fund                                       1999) for Janus Capital Corporation.

Minyoung Sohn                  Executive Vice President and         1/04-Present            Vice President of Janus Capital and
151 Detroit Street             Portfolio Manager                                            Portfolio Manager for other Janus
Denver, CO 80206               Janus Growth and Income Fund                                 accounts. Formerly, Analyst (1998-
Age 28                                                                                      2003) for Janus Capital Corporation.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


79  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers (cont.)

                                                                    Term of Office* and     Principal Occupations
Name, Age and Address          Positions Held with Funds            Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Anita E. Falicia               Vice President, Treasurer and        10/02-10/04**           Vice President of Investment Accounting
151 Detroit Street             Principal Accounting Officer                                 of Janus Capital. Formerly, Assistant
Denver, CO 80206                                                                            Vice President (2000-2002) of Invest-
Age 36                         Chief Financial Officer              10/02-11/03             ment Accounting of Janus Capital or
                                                                                            Janus Capital Corporation; Director
                                                                                            (1999-2000) of Investment Accounting
                                                                                            of Janus Capital Corporation; and
                                                                                            Director (1997-1999) of Fund
                                                                                            Accounting of Janus Capital Corporation.

Bonnie M. Howe                 Vice President                       12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services LLC.
Age 39                                                                                      Formerly, Assistant Vice President
                                                                                            (1997-1999) and Associate Counsel
                                                                                            (1995-1999) for Janus Capital
                                                                                            Corporation and Assistant Vice
                                                                                            President (1998-2000) for Janus
                                                                                            Service Corporation.

Kelley Abbott Howes            General Counsel                      4/04-Present            Senior Vice President and General
151 Detroit Street                                                                          Counsel of Janus Capital; Senior Vice
Denver, CO 80206               Vice President and Secretary         12/99-Present           President and Assistant General Counsel
Age 39                                                                                      of Janus Services LLC; Vice President
                                                                                            and Assistant General Counsel of
                                                                                            Distributors LLC. Formerly, Vice
                                                                                            Janus President of Domestic Funds of
                                                                                            Janus Capital (2000-2004); Assistant
                                                                                            General Counsel of Janus Capital
                                                                                            (1999-2004); Assistant Vice President
                                                                                            (1997-1999) of Janus Capital
                                                                                            Corporation; Chief Compliance Officer,
                                                                                            Director and President (1997-1999) of
                                                                                            Janus Distributors, Inc.; and Assistant
                                                                                            Vice President (1998-2000) of Janus
                                                                                            Service Corporation.

David R. Kowalski              Vice President and Chief             6/02-Present            Vice President and Chief Compliance
151 Detroit Street             Compliance Officer                                           Officer of Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services
Age 47                                                                                      LLC; Chief Compliance Officer of Bay
                                                                                            Isle Financial LLC and Enhanced
                                                                                            Investment Technologies LLC. Formerly,
                                                                                            Assistant Vice President of Janus
                                                                                            Services LLC (2002-2004); Senior Vice
                                                                                            President and Director (1985-2000) of
                                                                                            Mutual Fund Compliance for Van Kampen
                                                                                            Funds.
------------------------------------------------------------------------------------------------------------------------------------

     *Officers are elected annually by the Trustees for a one-year term.
    **Due to the resignation of the Trust's Treasurer and Principal Accounting
      Officer, effective November 2004, in accordance with the Trust's bylaws, Stephanie Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  80

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers (cont.)

                                                                    Term of Office* and     Principal Occupations
Name, Age and Address          Positions Held with Funds            Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller               President and Chief                  11/03-Present           Executive Vice President and Chief
151 Detroit Street             Executive Officer                                            Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Loren M. Starr                 Vice President and Chief             11/03-Present           Senior Vice President and Chief
151 Detroit Street             Financial Officer                                            Financial Officer of Janus Capital,
Denver, CO 80206                                                                            Janus Capital Group Inc. and Janus
Age 43                         President and Chief                  9/02-11/03              Services LLC; Vice President and Chief
                               Executive Officer                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.

Heidi J. Walter                Vice President                       4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                          Counsel to Janus Capital and Janus
Denver, CO 80206                                                                            Services LLC. Formerly, Vice President
Age 37                                                                                      and Senior Legal Counsel (1995-1999)
                                                                                            for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


81  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  82

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes


83  Janus Core, Risk-Managed and Value Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes


                  Janus Core, Risk-Managed and Value Funds  October 31, 2004  84

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

      Growth

      Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

      International & Global

      Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

      Core

      Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

      Risk-Managed

      Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

      Value

      Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

      Income

      Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

      For more information about our funds, go to www.janus.com.

      Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

                 [LOGO] JANUS | 151 Detroit Street
                              | Denver, CO 80206
                              | 1-800-525-3713

Funds distributed by Janus Distributors LLC (12/04)

C-1104-176                                                      111-02-103 12-04


                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Income Funds
--------------------------------------------------------------------------------

      Janus Federal Tax-Exempt Fund

      Janus Flexible Income Fund

      Janus High-Yield Fund

      Janus Short-Term Bond Fund

      Janus Money Market Fund

      Janus Government Money Market Fund

      Janus Tax-Exempt Money Market Fund

                                                                    [LOGO] JANUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

     Janus Income Funds
          President and CIO Letter to Shareholders ..........................  1
          Portfolio Managers' Commentaries and Schedules of Investments
               Janus Federal Tax-Exempt Fund ................................  6
               Janus Flexible Income Fund ................................... 12
               Janus High-Yield Fund ........................................ 21
               Janus Short-Term Bond Fund ................................... 30
               Janus Money Market Fund ...................................... 39
               Janus Government Money Market Fund ........................... 42
               Janus Tax-Exempt Money Market Fund ........................... 43
          Statements of Assets and Liabilities - Bond Funds ................. 46
          Statements of Operations - Bond Funds ............................. 47
          Statements of Changes in Net Assets - Bond Funds .................. 48
          Financial Highlights - Bond Funds ................................. 49
          Statements of Assets and Liabilities - Money Market Funds ......... 51
          Statements of Operations - Money Market Funds ..................... 52
          Statements of Changes in Net Assets - Money Market Funds .......... 53
          Financial Highlights - Money Market Funds ......................... 54
          Notes to Schedules of Investments ................................. 59
          Notes to Financial Statements ..................................... 61
          Report of Independent Registered Public Accounting Firm ........... 69
          Explanations of Charts, Tables and Financial Statements ........... 70
          Designation Requirements .......................................... 72
          Trustees and Officers ............................................. 73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]
Gary Black
President and Chief
Investment Officer

Dear Shareholder,

I'd like to take this opportunity to thank you for your confidence and loyalty to Janus. What motivates us day in and day out is our goal of delivering strong and consistent fund performance on your behalf.

I'd also like to share with you an update on the various initiatives we have underway at Janus.

Improving Performance

Let's start with the most important metric: performance. I am pleased to report that as of October 31, 2004, 61% of Janus' retail funds ranked within Lipper's top two quartiles over the last year based on total return. By comparison, 55% of Janus retail funds ranked in the top two quartiles for the same time period in 2003. To break it down even further, as of October 31, 2004, 71% of our growth funds and 80% of our core funds ranked in the top two quartiles over the same one-year period and, over the last three years, 100% of our growth funds and 75% of our core funds achieved the same distinction (see page 4 for complete Lipper rankings).

In particular, a select group of our growth funds have performed very well during the past year. A total of eight of our funds ranked in the top decile of their respective Lipper peer groups. Most notable are Janus Twenty Fund* and Janus Contrarian Fund (formerly named Janus Special Equity Fund). For the one-year period ended October 31, 2004, Janus Twenty Fund was ranked the number one large-cap growth fund, outperforming 654 other funds in its Lipper category based on total returns. Meanwhile, Janus Contrarian Fund ranked second amongst 701 multi-cap core funds during the same one-year period. The three-year rankings of both funds is also noteworthy. Janus Twenty Fund ranked in the top 12% of large-cap growth funds rated by Lipper and Janus Contrarian Fund ranked in the top 3% of multi-cap core funds rated by Lipper, based on total returns. The impressive rankings of these and other funds are included on the Lipper table on page 4.

One Year Numbers Are Aligning With Historically Strong Results
--------------------------------------------------------------------------------

                             Percent of Janus Funds
                         in the Top Two Lipper Quartiles
                      as of 10/31/04 based on total return

   [The following table was depicted as a bar chart in the printed material.]

                       1st Quartile       2nd Quartile       Total
                       ------------       ------------       -----

1 Year                      30.5%              30.5%           61%
3 year                      32.0%              32.0%           64%
5 year                      21.0%              21.0%           42%
10 year                     41.5%              41.5%           83%
Since Inception             48.0%              48.0%           96%

--------------------------------------------------------------------------------

I am extremely pleased with the way our investment team has navigated through the uneven markets in 2004. Not only have we been successful in picking an impressive number of winning stocks, but we have also been adept at avoiding a handful of blow-ups during the year.

From a firm-wide perspective, our healthcare stocks made the largest positive contribution to performance. We have generated solid returns through investments in HMO stocks like UnitedHealth Group and Aetna, as well as medical device names such as Medtronic and St. Jude. These gains come on the heels of years of detailed research conducted by our team of healthcare analysts. I'm proud of their work and tenacity in identifying the leaders within this sector. Our consumer staples holdings also contributed strongly to our performance. Stellar performers within this group included Reckitt Benckiser, Procter & Gamble and Whole Foods Market to name a few. These, too, represent solid work by our investment team.

Meanwhile, technology was an area of weakness in the market, pressured by muted spending patterns among corporations. In fact, over the last 12 months, the technology sector was the only sector within the S&P 500(R) Index to post a negative return.

It therefore stands to reason that some of our technology holdings have not performed up to our expectations, including Texas Instruments, Maxim Integrated Products and Cisco Systems. Nonetheless, we have generally held onto these names and others due to their competitive positions, new product pipelines and cash flow potential.

Past performance is no guarantee of future results.


                                         Janus Income Funds  October 31, 2004  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Continued

Broader Stock Coverage Means More Investment Opportunities

In my letter to you last spring, I spoke of a variety of initiatives aimed at refining and improving our investment process. I'd like to give you a progress report on those endeavors.

--------------------------------------------------------------------------------

                         Research Coverage has Increased

   [The following table was depicted as a bar chart in the printed material]

                             number of stocks
Year               International         United States
----               -------------         -------------
2000                    100                   400
2001                    162                   531
2002                    257                   616
2003                    319                   615
2004 YE Est.            335                   626
2005 YE Est.            400                   700

- 960 stocks by year-end 2004; 1,100 stocks by year-end 2005 (estimated)

--------------------------------------------------------------------------------

First, we are in the process of expanding our stock coverage from the current level of 960 stocks to 1,100 stocks. Broader coverage translates into more investment options for our portfolio managers and more flexibility to navigate inflection points in the market. We are also increasing our coverage of foreign stocks, as I want to make sure that our analysts have the opportunity to cover the best business models in the world. With the globalization of the world economy, I feel that sectors are more important than countries, so our research needs to be borderless.

To help us achieve this goal of increased stock coverage, we continue to build out our investment team with experienced and skilled research analysts. Our search for top industry talent is never-ending and we continue to seek the best-of-the-best to support our funds.

A New Manager for Janus Worldwide Fund

In July, we appointed Jason Yee as portfolio manager of Janus Worldwide Fund. This Fund's performance has struggled over the past few years and we aim to restore it to where we believe it should be. I believe that Jason possesses a strong dual talent for picking stocks and managing risk. I am confident that Jason will be able to improve the performance of Janus Worldwide Fund through his disciplined approach to investment management.

Reduced Management Fees

There has been much discussion recently about mutual fund management fees and expenses by the press, industry regulators and investors. We reduced management fees this past year and Janus funds' total expense ratios continue to be among the lowest in the industry. We've provided a detailed explanation of these fees and expenses on the pages that follow.

Value or Growth?

Turning to the markets, one of the unfortunate aftershocks of the recession and the market decline in 2001 and 2002 has been a continuing reluctance on the part of investors to rotate back into growth stocks, despite a decent macroeconomic backdrop. In turn, 2004 marked the fifth consecutive year that the Russell 1000(R) Value Index outperformed the Russell 1000(R) Growth Index, which is the longest trend since 1979.

We believe that, based on historical studies, we are on the cusp of a rotation back into growth stocks. This is based on the average length of time that value has historically outperformed growth following a recession, combined with what we perceive as an abnormally low valuation premium currently being applied to growth stocks by investors.

In our view, it appears that, just as the value discipline was deemed hopelessly out of favor in the spring of 2000, evidence is building that the growth segment of the market has the potential to return to favor with investors. We believe this trend will play to the strengths of our growth funds.

--------------------------------------------------------------------------------

                            The Case for Growth Now

                              [LINE CHART OMITTED]

            [The following narrative was represented as a line chart
                            in the printed material.]

Since 1980, post-recovery periods historically favor Value, then Growth. We believe that, based on historical studies, we are on the cusp of rotation back into growth stocks. This is based on the average length of time that value has historically outperformed growth following a recession. The chart used to support this point is a visual representation of the duration of value vs. growth trends, 1980 through 2004. The trends are represented by the spread between the trailing one-year total returns of the S&P Barra Growth Index and the S&P Barra Value Index.


* Spread Between Trailing One-Year Total Returns of S&P Barra Growth Index and S&P Barra Value Index.
Source: NBER, Standard & Poors, BARRA.
Spread Between Trailing One-Year Returns S&P Barra Growth and S&P Barra Value

--------------------------------------------------------------------------------

A Resilient Fixed-income Market

During the past year, the fixed-income market once again proved its resilience, gaining amid economic factors that included interest rates, higher oil prices, the war in Iraq and the U.S. presidential election. Looking forward, we feel that a rising interest


2  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Continued

rate environment will continue to play a key role. We expect this uncertain environment to play to our strength of searching for and selecting the individual credits we believe have the potential to add value to our fixed-income funds.

Economic Perspective and Outlook

After rising for most of 2003, markets have traded in a sideways motion for much of 2004. Consumer spending, after helping to prop up the economy the last few years, has tailed off a bit as mortgage refinancings have slowed and tax cut benefits have eased. Business spending had been expected to fill the void, but the transition has been more muted than expected.

Gross domestic product (GDP) growth was strong last winter but slowed somewhat over the summer, which led Federal Reserve Chairman Alan Greenspan to note that the economy had hit a "soft patch." More recently, amidst signs that business activity is picking up, Greenspan mentioned that the economy was "gaining traction."

No one knows how the economy will behave over the next 12-24 months, but what I do know is that, regardless of what GDP growth will be, market share is being won and lost every day. It is our job to identify which companies are winning market share and to invest in those stocks.

These are busy and exciting times at Janus. We are confident that the steps being taken internally will improve performance and reward our shareholders over the long term.

We will be launching two new funds in 2005 that are designed to leverage our research-focused efforts. The appropriately named Janus Research Fund will provide investors direct access to the top picks of our talented analysts. Janus Explorer Fund will focus on smaller growth companies - an area in which we expect Janus research to excel.

In closing, let me assure you that above all else, we will continue to manage your money as if it were our own and to strive for consistent long-term results.


/s/ Gary Black

Gary Black
President and Chief Investment Officer

The prospectuses for Janus Research Fund and Janus Explorer Fund are not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted. For a copy of these prospectuses please call Janus at 1-800-525-3713.

*Closed to new investors.

Standard & Poor's/BARRA Growth Index (a subset of the S&P 500(R) Index), which is made up of 161 large-capitalization stocks (as of September 30, 1996) with higher price-to-book ratios and sales and earnings growth, and below-average dividend yields.

Standard & Poor's/BARRA Value Index (a subset of the S&P 500(R) Index), which comprises 339 large-capitalization stocks (as of September 30, 1996) with lower price-to-book ratios and above-average dividend yields.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no guarantee these trends will continue. Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

The indices reflect past performance of large capitalization growth and value stocks; you should not regard them as an indicator of future performance from either the stock market or your fund in particular.

As of October 31, 2004, Aetna, Inc. was 2.6% of Janus Core Equity Fund, 3.3% of Janus Global Life Sciences Fund, 1.6% of Janus Balanced Fund, 1.9% of Janus Growth and Income Fund and 0.7% of Janus Risk-Managed Stock Fund. As of October 31, 2004, Cisco Systems, Inc. was 1.0% of Janus Core Equity Fund, 2.1% of Janus Global Technology Fund, 4.8% of Janus Fund, 0.6% of Janus Balanced Fund, 2.1% of Janus Growth and Income Fund, 0.5% of Janus Risk-Managed Stock Fund, 2.1% of Janus Mercury Fund and 1.7% of Janus Olympus Fund. As of October 31, 2004, Maxim Integrated Products, Inc. was 0.4% of Janus Core Equity Fund, 1.8% of Janus Global Technology Fund, 6.7% of Janus Fund, 0.3% of Janus Balanced Fund, 2.1% of Janus Growth and Income Fund, 0.2% of Janus Risk-Managed Stock Fund, 1.0% of Janus Orion Fund, 1.7% of Janus Mercury Fund and 3.0% of Janus Olympus Fund. As of October 31, 2004, Medtronic, Inc. was 1.0% of Janus Global Technology Fund, 1.6% of Janus Growth and Income Fund, 0.4% of Janus Risk-Managed Stock Fund and 0.5% of Janus Mercury Fund. As of October 31, 2004, Procter & Gamble Co. was 2.0%, of Janus Core Equity Fund, 1.3% of Janus Fund, 1.3% of Janus Balanced Fund, 2.1% of Janus Growth and Income Fund, 0.7% of Janus Risk-Managed Stock Fund and 3.3% of Janus Twenty Fund. As of October 31, 2004, Reckitt Benckiser PLC was 2.3% of Janus Contrarian Fund, 1.7% of Janus Core Equity Fund, 0.5% of Janus Fund, 1.2% of Janus Balanced Fund and 1.1% of Janus Worldwide Fund.

As of October 31, 2004, St. Jude Medical, Inc. was 1.8% of Janus Enterprise Fund, 2.1% of Janus Global Life Sciences Fund, 0.9% of Janus Fund and 0.9% of Janus Risk-Managed Stock Fund. As of October 31, 2004, Texas Instruments, Inc. was 2.9% of Janus Core Equity Fund, 3.5% of Janus Global Technology Fund, 0.8% of Janus Fund, 1.7% of Janus Balanced Fund, 2.0% of Janus Growth and Income Fund, 2.4% of Janus Mercury Fund, 1.5% of Janus Orion, 1.4% of Janus Olympus Fund and 2.1% of Janus Twenty Fund. As of October 31, 2004, UnitedHealth Group, Inc. was 0.7% of Janus Core Equity Fund, 3.2% of Janus Global Life Sciences Fund, 0.4% of Janus Fund, 0.5% of Janus Balanced Fund, 3.0% of Janus Growth and Income Fund, 0.3% of Janus Risk-Managed Stock Fund, 2.1% of Janus Worldwide Fund, 3.0% of Janus Mercury Fund, 2.1% of Janus Olympus Fund and 12.5% of Janus Twenty Fund. As of October 31, 2004, Whole Foods Market, Inc. was 0.4% of Janus Fund, 0.7% of Janus Mercury Fund and 1.6% of Janus Olympus Fund.

There is no assurance any Janus fund currently holds these securities.


                                         Janus Income Funds  October 31, 2004  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Lipper Rankings

                                                                              Lipper Rankings - Based on total return as of 10/31/04
                                                                              ------------------------------------------------------
                                                                                           ONE YEAR               THREE YEAR
                                                                                  PERCENTILE       RANK/    PERCENTILE      RANK/
                                               LIPPER CATEGORY                       RANK(%)    TOTAL FUNDS    RANK(%)   TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)                              Large-Cap Growth Funds                  77          499/655       32        164/526
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund(1) (9/92)                Mid-Cap Growth Funds                    10          46/506        48        192/407
------------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund(1) (5/93)                   Large-Cap Growth Funds                   8          47/655        34        175/526
------------------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund(1) (12/95)                  Multi-Cap Growth Funds                  59          252/432       50        174/353
------------------------------------------------------------------------------------------------------------------------------------
Janus Orion Fund (6/00)                        Multi-Cap Growth Funds                   9          35/432        15        53/353
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund* (4/85)                      Large-Cap Growth Funds                   1          1/655         12        59/526
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund* (4/85)                     Small-Cap Growth Funds                  20          99/515        11        43/421
------------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund(1) (9/92)                  Balanced Funds                          52          283/552       51        227/450
------------------------------------------------------------------------------------------------------------------------------------
Janus Core Equity Fund(1) (6/96)               Large-Cap Core Funds                     9          78/933        10        74/784
------------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund(1) (5/91)         Large-Cap Core Funds                    27          248/933       42        327/784
------------------------------------------------------------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund (2/03)           Multi-Cap Core Funds                     4          27/701        --             --
------------------------------------------------------------------------------------------------------------------------------------
Janus Contrarian Fund(3) (2/00)                Multi-Cap Core Funds                     1          2/701          3        15/506
------------------------------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund (5/93)           General Muni Debt Funds                 85          250/295       69        183/265
------------------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund(1) (7/87)           Intermediate Inv Grade Debt Funds       46          206/449       11        37/357
------------------------------------------------------------------------------------------------------------------------------------
Janus High-Yield Fund(1) (12/95)               High Current Yield Funds                59          244/419       71        244/347
------------------------------------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund(1) (9/92)           Short Investment Grade Debt Funds        7          13/192        26        33/126
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund (12/98)        Health/Biotechnology Funds              13          24/194        55        83/152
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Opportunities Fund(1) (6/01)      Global Funds                            55          170/313       15        36/248
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund (12/98)           Science & Technology Funds              78          243/314       66        186/282
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund(1) (5/94)                  International Funds                     80          679/858       67        471/704
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund(1) (5/91)                 Global Funds                            99          310/313       98        244/248
------------------------------------------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)    Mid-Cap Value Funds                     32          71/228        31        50/164
------------------------------------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund - Inv.*(2) (10/87)  Small-Cap Core Funds                    30          164/550       51        227/446

                                                             Lipper Rankings - Based on total return as of 10/31/04
                                                  ----------------------------------------------------------------------------
                                                           FIVE YEAR                 TEN YEAR             SINCE INCEPTION
                                                  PERCENTILE      RANK/     PERCENTILE      RANK/     PERCENTILE      RANK/
                                                    RANK(%)    TOTAL FUNDS     RANK(%)   TOTAL FUNDS     RANK (%)  TOTAL FUNDS
Janus Fund (2/70)                                     66         256/389         35         43/122          5         1/22
-----------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund(1) (9/92)                       94         247/262         65         66/102         40         20/50
-----------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund(1) (5/93)                          65         252/389          8         9/122           2         1/86
-----------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund(1) (12/95)                         68         141/209         --             --         16         15/96
-----------------------------------------------------------------------------------------------------------------------------
Janus Orion Fund (6/00)                               --              --         --             --         43         112/263
-----------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund* (4/85)                             77         297/389          1         1/122           5         2/40
-----------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund* (4/85)                            78         224/288         38         30/79          10         1/9
-----------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund(1) (9/92)                         45         163/366          8         11/153          4         3/78
-----------------------------------------------------------------------------------------------------------------------------
Janus Core Equity Fund(1) (6/96)                      18         104/590         --             --          2         5/305
-----------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund(1) (5/91)                38         223/590          4         7/217           5         5/113
-----------------------------------------------------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund (2/03)                  --              --         --             --         24         152/651
-----------------------------------------------------------------------------------------------------------------------------
Janus Contrarian Fund(3) (2/00)                       --              --         --             --         19         69/378
-----------------------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund (5/93)                  79         180/228         73         94/128         80         69/86
-----------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund(1) (7/87)                  57         146/257         10         12/120         13         3/23
-----------------------------------------------------------------------------------------------------------------------------
Janus High-Yield Fund(1) (12/95)                      15         41/275          --             --          2         2/112
-----------------------------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund(1) (9/92)                  33         32/96           33         18/55          45         12/26
-----------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund (12/98)               59         38/64           --             --         34         17/49
-----------------------------------------------------------------------------------------------------------------------------
Janus Global Opportunities Fund(1) (6/01)             --              --         --             --          9         20/237
-----------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund (12/98)                  61         75/123          --             --         22         18/84
-----------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund(1) (5/94)                         38         190/509          4         6/155           7         8/128
-----------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund(1) (5/91)                        87         150/173         40         22/55          30         6/19
-----------------------------------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)            5         5/105           --             --          5         4/88
-----------------------------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund - Inv.*(2) (10/87)         25         77/314          --             --         --           --

(1) The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2) Rating is for the investor share class only; other classes may have different performance characteristics.

(3) Effective September 30, 2004, Janus Special Equity Fund changed its name to Janus Contrarian Fund.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

Concentration may lead to greater price volatility.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Janus Contrarian Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


4  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the fund managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2004. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (and any related exchange fees); and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2004 to October 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                         Janus Income Funds  October 31, 2004  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Federal Tax-Exempt Fund (unaudited)

================================================================================
Fund Strategy

This fund invests primarily in municipal bonds of any maturity whose interest is generally exempt from federal income taxes, including the federal alternative minimum tax.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Sharon Pichler
                                                               portfolio manager

Performance Overview

During the 12 months ended October 31, 2004, the economy's growth rate cooled enough for the Federal Reserve ("Fed") to maintain its "measured" campaign to raise short-term interest rates. The resulting impact upon the municipal bond market contributed to a 4.07% return for Janus Federal Tax-Exempt Fund, while its benchmark, the Lehman Brothers Municipal Bond Index, gained 6.03%.

Interestingly, soaring oil prices, which dominated the latter months of the period, appeared to slow economic activity, rather than stimulate inflationary pressures. To me, it is counter-intuitive to think that the Fed would ease its interest rate increases out of concern for the price of oil, as rising crude costs have historically stirred growing fears of climbing prices for goods and services. Yet against the recent backdrop, many bond traders subscribed to the central bank's theory and bid bond prices higher, which translated into lower yields. Earlier in the period, the expectations for modest economic growth emerged which prompted a drop in interest rates and a related increase in bond prices.

Strategy in this Environment

Early on, as the risks between too much and too little inflation appeared balanced, I structured the portfolio to essentially mirror the general market. During the second quarter of 2004, my outlook on the Federal Reserve changed and I structured the portfolio to better prepare it for potential rate hikes by shortening its duration. This strategy is defensive in nature as it reduces the impact of rising short-term interest rates, although it limits the Fund's potential price gain. At the period's close, the duration remained significantly shorter than that of the benchmark, as it is my belief that shielding the Fund from price declines is more important than shooting for higher gains that could potentially arise from taking a riskier stance on duration.

Fund Profile
--------------------------------------------------------------------------------
                                  October 31, 2004              October 31, 2003

Weighted Average Maturity                  8.8 Yrs.                    12.2 Yrs.
Average Modified Duration**                5.6 Yrs.                     8.3 Yrs.
30-Day Current Yield***
  With Reimbursement                          2.60%                        3.31%
  Without Reimbursement                       2.14%                        3.09%
Weighted Average Fixed
  Income Credit Rating                            A                            A
Number of Municipal Bonds                        86                           98

 ** A theoretical measure of price volatility.
*** Yield will fluctuate.

Portfolio Composition

As of October 31, 2004, 64.3% of the Fund's total net assets were invested in triple-A bonds (highest quality) and 21.3% in double-A bonds. Cash accounted for 2.2% of the Fund's total net assets - a larger than normal figure that allows for future buying opportunities carrying more potentially attractive yields than are currently available.

Shorter Duration Netted Mixed Returns

Within the first quarter of 2004, I predicted that, in my opinion, interest rates were poised to make a fairly steady upward move. I believe that a prudent strategy in such an environment is to shorten the duration, or the average maturity date, of the Fund. So I stopped buying longer-term bonds and selectively purchased medium-term issues if I felt they were attractively priced. I continued to focus on shorter-term bonds during the spring and summer, and the approach modestly paid off as the Federal Reserve raised its key lending rate three-quarters of a percentage point between June 30 and September 21. Yet in light of the Fed's gradual process - it announced three relatively small quarter-point steps at three consecutive meetings - and the growing sentiment that oil prices would hinder economic growth - keeping interest rates low in the process - the strategy proved overly defensive and limited the Fund's price gains.


6  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Modest Quality Shift May be Forthcoming

With an eye toward slightly boosting the Fund's yield, I started to consider an adjustment in the credit quality profile of the Fund midway through the period. After investing primarily in high quality triple-A and double-A bonds during the past couple of years, I started to feel comfortable researching some single-A issues as many municipal budget problems had been worked out. The lower-rated bonds generally offer higher yields with modestly more risk, but at this point in the economic cycle, I'm not as concerned about possible downgrades. That said, finding issues that meet my standards has proven challenging, and at the period's close, I hadn't yet purchased a single-A issue.

Significant Areas of Investment - (% of Net Assets)
--------------------------------------------------------------------------------
                                                   Janus Federal Tax-Exempt Fund

Illinois                                                                   18.1%
   Texas                                                                   13.1%
Colorado                                                                   12.3%
 Florida                                                                    8.1%
Michigan                                                                    7.1%

Investment Strategy and Outlook

Ultimately, my goal is to limit price declines in the Fund's net asset value, as I believe that is your top priority as a shareholder. To achieve that goal, I'll employ a shorter duration when I believe interest rates are headed up and I'll insist on high quality issues with minimal chances for downgrades or default. I don't believe it's worth chasing a few basis points of extra yield if the position alters the Fund's risk level. Furthermore, if the market offers few bonds that meet my strict criteria, I'm willing to sit on some cash and wait for better investments to materialize.

Thank you for your continued investment in Janus Federal Tax-Exempt Fund.


                                         Janus Income Funds  October 31, 2004  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Federal Tax-Exempt Fund (unaudited)

Performance
================================================================================

                         Initial Investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

                 Janus Federal          Lehman Brothers
                   Tax-Exempt            Municipal Bond
                     Fund                    Index
                 -------------          ---------------
5/3/1993*           $ 10,000                $ 10,000
5/31/1993           $ 10,057                $ 10,056
6/30/1993           $ 10,256                $ 10,224
7/31/1993           $ 10,253                $ 10,237
8/31/1993           $ 10,466                $ 10,451
9/30/1993           $ 10,625                $ 10,570
10/31/1993          $ 10,638                $ 10,590
11/30/1993          $ 10,521                $ 10,497
12/31/1993          $ 10,771                $ 10,718
1/31/1994           $ 10,901                $ 10,841
2/28/1994           $ 10,573                $ 10,560
3/31/1994           $ 10,045                $ 10,130
4/30/1994           $ 10,116                $ 10,216
5/31/1994           $ 10,189                $ 10,304
6/30/1994           $ 10,114                $ 10,241
7/31/1994           $ 10,281                $ 10,429
8/31/1994           $ 10,312                $ 10,465
9/30/1994           $ 10,163                $ 10,312
10/31/1994           $ 9,931                $ 10,129
11/30/1994           $ 9,731                 $ 9,945
12/31/1994           $ 9,936                $ 10,164
1/31/1995           $ 10,229                $ 10,455
2/28/1995           $ 10,507                $ 10,759
3/31/1995           $ 10,593                $ 10,883
4/30/1995           $ 10,543                $ 10,895
5/31/1995           $ 10,908                $ 11,243
6/30/1995           $ 10,737                $ 11,145
7/31/1995           $ 10,796                $ 11,250
8/31/1995           $ 10,925                $ 11,393
9/30/1995           $ 10,991                $ 11,465
10/31/1995          $ 11,182                $ 11,632
11/30/1995          $ 11,392                $ 11,825
12/31/1995          $ 11,505                $ 11,938
1/31/1996           $ 11,552                $ 12,029
2/29/1996           $ 11,648                $ 11,947
3/31/1996           $ 11,518                $ 11,795
4/30/1996           $ 11,619                $ 11,761
5/31/1996           $ 11,624                $ 11,757
6/30/1996           $ 11,640                $ 11,885
7/31/1996           $ 11,775                $ 11,993
8/31/1996           $ 11,745                $ 11,990
9/30/1996           $ 11,810                $ 12,157
10/31/1996          $ 11,843                $ 12,295
11/30/1996          $ 12,100                $ 12,520
12/31/1996          $ 12,047                $ 12,467
1/31/1997           $ 12,099                $ 12,491
2/28/1997           $ 12,255                $ 12,605
3/31/1997           $ 12,093                $ 12,437
4/30/1997           $ 12,092                $ 12,542
5/31/1997           $ 12,287                $ 12,730
6/30/1997           $ 12,426                $ 12,866
7/31/1997           $ 12,813                $ 13,222
8/31/1997           $ 12,546                $ 13,098
9/30/1997           $ 12,704                $ 13,254
10/31/1997          $ 12,758                $ 13,339
11/30/1997          $ 12,859                $ 13,418
12/31/1997          $ 13,129                $ 13,613
1/31/1998           $ 13,289                $ 13,754
2/28/1998           $ 13,268                $ 13,758
3/31/1998           $ 13,208                $ 13,770
4/30/1998           $ 13,133                $ 13,708
5/31/1998           $ 13,351                $ 13,925
6/30/1998           $ 13,423                $ 13,980
7/31/1998           $ 13,462                $ 14,015
8/31/1998           $ 13,625                $ 14,231
9/30/1998           $ 13,754                $ 14,409
10/31/1998          $ 13,734                $ 14,408
11/30/1998          $ 13,767                $ 14,459
12/31/1998          $ 13,826                $ 14,495
1/31/1999           $ 13,951                $ 14,668
2/28/1999           $ 13,889                $ 14,604
3/31/1999           $ 13,942                $ 14,624
4/30/1999           $ 13,961                $ 14,660
5/31/1999           $ 13,838                $ 14,575
6/30/1999           $ 13,641                $ 14,366
7/31/1999           $ 13,659                $ 14,418
8/31/1999           $ 13,459                $ 14,302
9/30/1999           $ 13,437                $ 14,308
10/31/1999          $ 13,180                $ 14,153
11/30/1999          $ 13,356                $ 14,304
12/31/1999          $ 13,219                $ 14,197
1/31/2000           $ 13,134                $ 14,135
2/29/2000           $ 13,292                $ 14,300
3/31/2000           $ 13,575                $ 14,612
4/30/2000           $ 13,465                $ 14,526
5/31/2000           $ 13,360                $ 14,450
6/30/2000           $ 13,644                $ 14,833
7/31/2000           $ 13,778                $ 15,039
8/31/2000           $ 13,959                $ 15,271
9/30/2000           $ 13,895                $ 15,192
10/31/2000          $ 14,033                $ 15,358
11/30/2000          $ 14,110                $ 15,474
12/31/2000          $ 14,397                $ 15,856
1/31/2001           $ 14,472                $ 16,013
2/28/2001           $ 14,529                $ 16,064
3/31/2001           $ 14,628                $ 16,208
4/30/2001           $ 14,407                $ 16,032
5/31/2001           $ 14,548                $ 16,205
6/30/2001           $ 14,669                $ 16,313
7/31/2001           $ 14,892                $ 16,555
8/31/2001           $ 15,145                $ 16,828
9/30/2001           $ 15,041                $ 16,771
10/31/2001          $ 15,268                $ 16,971
11/30/2001          $ 15,062                $ 16,828
12/31/2001          $ 14,849                $ 16,669
1/31/2002           $ 15,140                $ 16,958
2/28/2002           $ 15,368                $ 17,162
3/31/2002           $ 14,956                $ 16,826
4/30/2002           $ 15,273                $ 17,155
5/31/2002           $ 15,372                $ 17,259
6/30/2002           $ 15,553                $ 17,441
7/31/2002           $ 15,754                $ 17,666
8/31/2002           $ 15,961                $ 17,878
9/30/2002           $ 16,367                $ 18,270
10/31/2002          $ 15,963                $ 17,967
11/30/2002          $ 15,832                $ 17,892
12/31/2002          $ 16,244                $ 18,270
1/31/2003           $ 16,157                $ 18,223
2/28/2003           $ 16,458                $ 18,478
3/31/2003           $ 16,434                $ 18,489
4/30/2003           $ 16,621                $ 18,611
05/31/2003          $ 17,133                $ 19,047
06/30/2003          $ 16,949                $ 18,966
07/31/2003          $ 16,003                $ 18,303
08/31/2003          $ 16,171                $ 18,439
09/30/2003          $ 16,779                $ 18,981
10/31/2003          $ 16,597                $ 18,886
11/30/2003          $ 16,735                $ 19,082
12/31/2003          $ 16,855                $ 19,240
1/31/2004           $ 16,901                $ 19,351
2/29/2004           $ 17,160                $ 19,642
3/31/2004           $ 17,039                $ 19,573
4/30/2004           $ 16,635                $ 19,110
5/31/2004           $ 16,605                $ 19,041
6/30/2004           $ 16,626                $ 19,110
7/31/2004           $ 16,818                $ 19,361
8/31/2004           $ 17,128                $ 19,749
9/30/2004           $ 17,104                $ 19,854
10/31/2004          $ 17,272                $ 20,025

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                     One       Five        Ten         Since
                                    Year       Year        Year      Inception*
--------------------------------------------------------------------------------
Janus Federal
Tax-Exempt Fund                     4.07%      5.56%       5.69%         4.87%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index                6.03%      7.19%       7.05%         6.22%**
--------------------------------------------------------------------------------
Lipper Ranking -
based on total returns for
General Municipal Debt Funds      250/295    180/228      94/128         69/86
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - May 3, 1993

** The Lehman Brothers Municipal Bond Index's since inception returns are calculated from April 30, 1993.

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                        Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example                  (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------
Actual                          $1,000.00                 $1,038.30                   $3.02
--------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000.00                 $1,022.17                   $3.00
--------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                          Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                              0.62%
--------------------------------------------------------------------------------
General Municipal Debt Funds Average                       1.15%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Income may be subject to state or local taxes and to a limited extent certain federal taxes. Capital gains are subject to federal, state and local taxes.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry Average Annual Expense Ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


8  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Municipal Securities - 97.8%
Arizona - 0.9%
    $1,000,000   Mesa, Arizona, Street and Highway Revenue
                   (FGIC Insured), 6.25%, due 7/1/11 ..............$  1,186,300

Colorado - 12.3%
     2,035,000   Arapahoe County, Colorado
                   (Cherry Creek School District No. 005)
                   5.50%, due 12/15/09 ............................   2,296,762
       530,000   Bachelor Gulch, Colorado
                   Metropolitan District, 6.80%, due 12/1/06 ......     539,678
                 Black Hawk, Colorado, Device Tax Revenue:
        25,000     6.10%, due 12/1/07 .............................      26,035
       475,000     6.00%, due 12/1/11 .............................     517,009
        25,000     6.00%, due 12/1/11 .............................      25,675
     1,000,000   Castle Rock, Colorado
                   Golf Enterprise Revenue
                   6.50%, due 12/1/16 .............................   1,045,980
     2,000,000   Colorado Department of
                   Transportation Revenue, (MBIA Insured)
                   Series B, 5.00%, due 6/15/11 ...................   2,230,780
                 Colorado Regional Transportation
                   District Sales Tax Revenue:
     1,630,000     (AMBAC Insured), Series B
                   5.25%, due 11/1/12 .............................   1,858,314
     1,150,000     (FGIC Insured), Series A
                   5.00%, due 11/1/15 .............................   1,244,611
     2,000,000   Denver, Colorado, City and County
                   (Medical Facilities), 5.00%, due 8/1/07 ........   2,147,720
                 Hyland Hills, Colorado Metropolitan Parks
                   and Recreation District Special Revenue:
       620,000     Series A, 5.00%, due 12/15/06 ..................     637,943
       500,000     Series A, 6.75%, due 12/15/15 ..................     529,280
     1,000,000   Platte River Power Authority, Colorado
                   Power Revenue, Series EE
                   5.375%, due 6/1/18 .............................   1,118,340
       100,000   Telluride, Colorado, Excise Tax Revenue
                   5.75%, due 12/1/12 .............................     107,994
     1,680,000   Westminster, Colorado, Water and
                   Wastewater Utility Enterprise Revenue
                   (AMBAC Insured), 5.00%, due 12/1/13 ............   1,890,487
                                                                     16,216,608

Connecticut - 0.8%
     1,000,000   Connecticut State Special Tax Obligation
                   Revenue (Transportation Infrastructure)
                   (FSA Insured), 5.375%, due 10/1/14 .............   1,115,540

Florida - 8.1%
     1,585,000   Alachua County, Florida, Public
                   Improvement Revenue, (FSA Insured)
                   5.00%, due 8/1/14 ..............................   1,670,986
     2,000,000   Florida State Board of Education Capital
                   Outlay, Series A, 5.25%, due 6/1/08 ............   2,162,520
     1,615,000   Florida State University Financial Assistance
                   (AMBAC Insured), 5.00%, due 10/1/10 ............   1,789,485
     2,855,000   JEA Electric Systems Revenue, Florida
                   (FSA-CR Insured), Series B
                   3.75%, due 10/1/10 .............................   2,915,812
     2,000,000   Orange County, Florida, School Board
                   Series A, 5.375%, due 8/1/22 ...................   2,170,760
                                                                     10,709,563

Georgia - 1.5%
     1,800,000   Atlanta, Georgia, Airport Facilities Revenue
                   (AMBAC Insured), 6.00%, due 1/1/07 .............   1,946,700
        60,000   Georgia Municipal Electric Authority
                   Power Revenue, (Escrowed to Maturity)
                   (MBIA Insured), Series Y, 6.50%
                   due 1/1/17 .....................................      73,916
                                                                      2,020,616

Illinois - 18.1%
     2,275,000   Central Lake County, Illinois
                   Joint Action Water Agency
                   (AMBAC Insured), 6.00%, due 2/1/16 .............   2,708,115
     1,385,000   Coles and Cumberland County, Illinois
                   Community Unit School District No. 002
                   (FGIC Insured), 5.35%, due 2/1/18 ..............   1,511,991
     3,995,000   Cook County, Illinois, (MBIA Insured)
                   Series A, 6.25%, due 11/15/13 ..................   4,817,331
     1,630,000   Du Page and Will Counties, Illinois
                   (Community School District No. 204)
                   6.875%, due 12/30/09 ...........................   1,943,123
     2,050,000   Du Page County, Illinois
                   (Downer's Grove Community High
                   School District No. 099), (FSA Insured)
                   5.50%, due 12/1/12 .............................   2,322,690
     2,000,000   Eastern Illinois University Revenue
                   (Auxiliary Facilities System)
                   (AMBAC Insured), 5.375%, due 4/1/18 ............   2,183,980
     1,000,000   Illinois Metropolitan Pier and
                   Exposition Authority, (McCormick
                   Place Expansion Project)
                   5.375%, due 12/15/17 ...........................   1,111,120
                 Illinois State:
     2,000,000     5.00%, due 8/1/07 ..............................   2,148,840
     1,000,000     (FSA Insured), 5.375%, due 5/1/12 ..............   1,122,260
     2,550,000   Kane County, Illinois, Forest Preservation
                   District, (FGIC Insured)
                   5.00%, due 12/30/10 ............................   2,837,615
     1,070,000   Kendall, Kane & Will Counties, Illinois
                   Community Unit School District No. 308
                   (FSA Insured), 5.00%, due 10/1/06 ..............   1,128,219
                                                                     23,835,284

Kansas - 1.8%
     2,080,000   Kansas State Development Financial
                   Authority Revenue, (Water Pollution Control)
                   5.25%, due 11/1/09 .............................   2,327,790

Massachusetts - 1.8%
     2,000,000   Massachusetts State, (Conservation Lien)
                   Series C, 5.50%, due 11/1/15 ...................   2,326,160

See Notes to Schedules of Investments and Financial Statements.


                                         Janus Income Funds  October 31, 2004  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Federal Tax-Exempt Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                             Value
================================================================================
Michigan - 7.1%
    $1,000,000   Michigan Municipal Bond Authority
                   (State Revolving Fund)
                   5.10%, due 10/1/11 .............................$  1,082,430
     2,000,000   Michigan State Building Authority Revenue
                   Series II, (Facilities Program)
                   5.00%, due 10/15/07 ............................   2,160,280
     2,500,000   Michigan State Trunk Line, Series A
                   5.50%, due 11/1/18 .............................   2,884,875
     1,000,000   Taylor, Michigan, Tax Increment Finance
                   Authority, (FSA Insured)
                   5.50%, due 5/1/15 ..............................   1,123,920
     2,000,000   Walled Lake, Michigan Consolidated
                   School District, (MBIA Insured)
                   5.50%, due 5/1/10 ..............................   2,169,500
                                                                      9,421,005

Minnesota - 0%
        40,000   Minneapolis, Minnesota, Metropolitan Council
                   (St. Paul Metropolitan Area Sewer)
                   Series A, 5.00%, due 12/1/07 ...................      43,364

Missouri - 0.8%
     1,000,000   Joplin, Missouri, Industrial Development
                   Authority Revenue, (Catholic Health
                   Initiatives-A), 5.50%, due 12/1/07 .............   1,092,050

New Hampshire - 1.5%
     1,745,000   New Hampshire Sate Park System Revenue
                   (AMBAC Insured), 5.00%, due 2/1/12 .............   1,939,620

New Jersey - 0.9%
     1,000,000   New Jersey Turnpike Authority Revenue
                   (FSA Insured), Series C, 6.50%, due 1/1/16 .....   1,234,290

New York - 4.9%
     1,000,000   New York City, New York, Series G
                   5.00%, due 8/1/05 ..............................   1,022,630
     1,000,000   New York City, New York, Transitional
                   Financial Authority Revenue
                   (Future Tax Secured), (MBIA-IBC Insured)
                   Series B, 5.50%, due 2/1/11 ....................   1,139,490
     1,545,000   New York Metropolitan Transportation
                   Authority Revenue, Series A
                   5.50%, due 11/15/17 ............................   1,761,300
     1,000,000   New York State Dormitory Authority
                   Revenue, (State University Educational
                   Facilities), Series A, 5.50%, due 5/15/19 ......   1,153,260
     1,345,000   St. Lawrence County, New York
                   Industrial Development Civic
                   Facilities Revenue
                   (St. Lawrence University Project)
                   (MBIA Insured), Series A
                   5.375%, due 7/1/18 .............................   1,462,351
                                                                      6,539,031

North Carolina - 1.7%
     1,005,000   Buncombe County, North Carolina
                   Certificates of Participation
                   (AMBAC Insured), 3.00%, due 10/1/09 ............   1,022,155
     1,015,000   Greenville, North Carolina
                   Combined Enterprise System Revenue
                   (FSA Insured), 6.00%, due 9/1/16 ...............   1,237,843
                                                                      2,259,998

Ohio - 4.6%
     1,000,000   Cincinnati, Ohio, Water System Revenue
                   5.00%, due 12/1/16 .............................   1,077,640
     2,500,000   Columbus, Ohio, Series 1
                   5.50%, due 11/15/13 ............................   2,843,975
     2,000,000   Ohio State Higher Education Capital
                   Facilities, Series 2A, 5.00%, due 12/1/08 ......   2,198,320
                                                                      6,119,935

Oklahoma - 1.4%
       500,000   McGee Creek, Oklahoma
                   Authority Water Revenue, (MBIA Insured)
                   6.00%, due 1/1/23 ..............................     604,120
     1,000,000   Tulsa, Oklahoma, Industrial Authority
                   Revenue, (University of Tulsa), (MBIA
                   Insured), Series A, 6.00%, due 10/1/16 .........   1,196,280
                                                                      1,800,400

Oregon - 1.2%
     1,370,000   Lane County, Oregon, School District
                   No. 052, 6.25%, due 6/15/17 ....................   1,603,147

Pennsylvania - 1.8%
     2,110,000   Montgomery County, Pennsylvania
                   5.375%, due 7/15/12 ............................   2,345,961

South Carolina - 1.9%
     1,400,000   Myrtle Beach, South Carolina
                   Hospital Fee Revenue, (FGIC Insured)
                   Series A, 5.00%, due 6/1/36 ....................   1,442,280
     1,000,000   Spartanburg County, South Carolina
                   School District No. 007, (SCSDE Insured)
                   5.00%, due 3/1/16 ..............................   1,123,040
                                                                      2,565,320

Tennessee - 0.8%
        70,000   Tennessee State Prerefunded
                   Series A , 5.00%, due 5/1/05 ...................      71,108
       930,000   Tennessee State Unrefunded Balance
                   Series A, 5.00%, due 5/1/05 ....................     944,536
                                                                      1,015,644

Texas - 13.1%
     2,000,000   Abilene, Texas, Independent School District
                   (PSF-GTD Insured), 5.00%, due 2/15/17 ..........   2,183,660
     1,520,000   Clint, Texas, Independent School District
                   (PSF-GTD Insured), 6.00%, due 2/15/14 ..........   1,762,288
     1,000,000   Harris County, Texas
                   5.125%, due 10/1/13 ............................   1,079,470
                 Houston Texas Water and Sewer
                   System Revenue:
     2,000,000     (Junior Lien), Series B, 5.00%, due 12/1/05 ....   2,067,540
       715,000     (Refunded Capital Appreciation)
                   (FSA Insured), Series A, 0%, due 12/1/27 .......     225,161
       285,000     (Unrefunded Balance Capital Appreciation)
                   (FSA Insured), Series A, 0%, due 12/1/27 .......      85,833
     2,000,000   Houston, Texas, Water Conveyance
                   System Contract Certificates of
                   Participation
                   (AMBAC Insured), Series J
                   6.25%, due 12/15/15 ............................   2,462,900

See Notes to Schedules of Investments and Financial Statements.


10  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                             Value
================================================================================
Texas - (continued)
    $1,610,000   Mansfield, Texas, Independent School
                   District, (PSF-GTD Insured)
                   6.00%, due 2/15/11 .............................$  1,876,616
     2,000,000   Texas State Water Development
                   5.45%, due 8/1/15 ..............................   2,157,680
     3,165,000   University of Texas, Series B
                   5.125%, due 8/15/14 ............................   3,401,932
                                                                     17,303,080

Utah - 1.8%
     1,000,000   Salt Lake City, Utah, Municipal Building
                   Authority Lease Revenue
                   (AMBAC Insured), 5.20%, due 10/15/20 ...........   1,074,050
     1,195,000   Utah State Board of Regents Auxiliary
                   System and Student Fee Revenue
                   (Salt Lake Community College)
                   (FSA Insured), 5.50%, due 6/1/15 ...............   1,338,030
                                                                      2,412,080

Virginia - 2.8%
     3,500,000   Virginia State
                   5.125%, due 6/1/15 .............................   3,671,220

Washington - 4.1%
     2,000,000   King County, Washington:
                   School District No. 210 Federal Way
                   5.75%, 12/1/12 .................................   2,343,960
                 Washington State:
     1,725,000     Series C, 5.50%, due 7/1/13 ....................   1,148,630
     1,000,000     Series B, 5.50%, due 5/1/18 ....................   1,963,757
                                                                      5,456,347

Wisconsin - 2.1%
     1,515,000   Southeast Wisconsin Professional Baseball
                   Park District Sales Tax Revenue, (MBIA
                   Insured), Series B, 5.50%, due 12/15/09 ........   1,714,510
     1,000,000   Waukesha, Wisconsin, School District
                   (FSA Insured), 4.10%, due 4/1/10 ...............   1,057,400
                                                                      2,771,910
--------------------------------------------------------------------------------
Total Municipal Securities (cost $125,379,249) .................... 129,332,263
--------------------------------------------------------------------------------
Short-Term Municipal Securities - 0.8%
Indiana - 0.3%
       200,000   Indiana Health Facility Financing
                   (Fayette Memorial Hospital Association)
                   Series A, Variable Rate, 1.79%, 10/1/32 ........     200,000
       250,000   Indiana State Educational Facilities
                   Authority Revenue, (Depauw University)
                   Variable Rate, 1.35%, 7/1/32 ...................     250,000
                                                                        450,000

Iowa - 0.2%
       250,000   Iowa Higher Education Loan Authority
                   (Private College - St. Ambrose University)
                   Variable Rate, 1.35%, 7/1/32 ...................     250,000

Missouri - 0.3%
       335,000   Missouri State Health and Educational
                   Facilities Authority, (Rockhurst University)
                   Variable Rate, 1.75%, 11/1/32 ..................     335,000
--------------------------------------------------------------------------------
Total Short-Term Municipal Securities (cost $1,035,000) ...........   1,035,000
--------------------------------------------------------------------------------
Total Investments (total cost $126,414,249) - 98.6% ............... 130,367,263
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.4% .....   1,899,632
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$132,266,895
--------------------------------------------------------------------------------

AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
FSA-CR - Financial Security Assurance, Inc. - Custodial Receipts
MBIA - Municipal Bond Investors Assurance Corp.
MBIA-IBC - Municipal Bond Investors Assurance Corp. - Insured Bond Certificates PSF-GTD - Public School Fund - Guaranteed
SCSDE - South Carolina School District Enhancement

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Flexible Income Fund (unaudited)

================================================================================
Fund Strategy

This fund seeks to maximize total return while minimizing risk to capital by primarily investing in a wide variety of income-producing securities in an effort to both take advantage of and minimize the effect of changing economic conditions.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Ron Speaker
                                                               portfolio manager

Performance Overview

For the 12-month period ended October 31, 2004, Janus Flexible Income Fund posted a solid gain against a backdrop of volatile interest rates and economic uncertainty. However, the Fund trailed its benchmark during this period, returning 4.97%, while the Lehman Brothers Government/Credit Index advanced by 5.57%.

The Fund's relative performance fell short due to our conservative positioning in the summer months when bonds unexpectedly surged higher. In anticipation of interest rate hikes from the Federal Reserve Board ("Fed"), we maintained an average duration below the Index. As it happened, investors' doubt over the strength of the economy appeared to eclipse concern over the Fed's actions, and demand for longer-duration bonds grew. Unfortunately, the Fund was unable to capture the full extent of the ensuing rally.

Strategy in this Environment

Throughout the year, I exercised careful credit selection within the corporate bond and high-yield universes, where spreads tightened dramatically and defaults declined over the course of the year. By seeking companies that have taken decisive steps to fortify their balance sheets, reduce leverage and grow their cash flows, I exposed the Fund to recipients of credit upgrades and other outperformers. Meanwhile, I maintained the Fund's emphasis on diversification, providing exposure to a full range of debt securities. These included Treasuries and agency bonds, corporate bonds, preferred stock, convertibles, and high-yield bonds. This flexible approach allowed me to mitigate volatility to a certain extent and shift assets toward areas of strength.

Fund Profile
--------------------------------------------------------------------------------
                                   October 31, 2004             October 31, 2003

Weighted Average Maturity                  7.1 Yrs.                     7.3 Yrs.
Average Modified Duration**                5.2 Yrs.                     5.1 Yrs.
30-Day Current Yield***                       3.51%                        3.41%
Weighted Average Fixed Income
  Credit Rating                                   A                            A
Number of Bonds/Notes                           201                          232

 **A theoretical measure of price volatility.
***Yield will fluctuate.

Portfolio Composition

As of October 31, 2004, we invested approximately 38.2% of the Fund's total net assets in investment-grade bonds and 16.8% in high-yield bonds. Meanwhile, U.S. Treasury and agency bonds accounted for 32.5% and 9.7% of the Fund's total net assets, respectively. Finally, foreign bonds and preferred stocks accounted for 1.0% and 0.5% of the Fund's total net assets, respectively.

Relatively Short Average Duration Held the Fund Back

Recognizing that interest rates were unlikely to sustain their 40-year lows, I took steps early in the year in an effort to mitigate the portfolio's interest-rate sensitivity, shortening the average duration of our holdings. At certain points, this strategy worked to the Fund's advantage. However, it proved detrimental during the critical third quarter of 2004, when longer-duration securities suddenly surged higher. This was a surprising turn of events, given the concurrent rise in short-term interest rates. Rather than focusing on the Fed's tightening, investors' concern over the economy took center stage, inciting demand for "safe-haven" investments like 10-year Treasuries.

Although our constant emphasis on diversification allowed exposure to some longer-duration bonds, it was not heavy enough to take full advantage of the sharp drop in these securities' yields. Furthermore, some of our shorter maturity high-yield bonds and yield-to-call positions simply could not compete in this environment, causing the Fund to lag its benchmark index.


12  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Exposure to High-Yield Turnaround Names Aided Performance

Our bottom-up research helped us identify previously downtrodden names in the high-yield arena that we believe have the potential to reverse course. For example, utility Allegheny Energy enjoyed a significant turnaround during the reporting period, bolstering the Fund's overall performance. In 2002, the company came close to bankruptcy after entering the volatile energy trading arena. Since then, a new management team headed by CEO Paul Evanson has successfully worked to improve the company's credit by aggressively reducing debt.

Significant Areas of Investment - (% of Net Assets)
--------------------------------------------------------------------------------
                                                      Janus Flexible Income Fund

                     Electric - Integrated                                  6.7%
                        Food - Diversified                                  2.1%
              Containers - Metal and Glass                                  2.1%
                          Commercial Banks                                  2.0%
Oil Companies - Exploration and Production                                  1.9%

Other strong performers included TXU Corporation and Tyco International. TXU, which operates both competitive and regulated energy businesses in the state of Texas, benefited from balance sheet improvements as well as higher natural gas prices. Meanwhile, I invested in debt issued by Tyco after determining that the company's short- and long-term debts would likely be reclassified from high-yield to the more attractive investment-grade status. We were not disappointed, as Moody's Investors Service boosted its ratings on Tyco to investment grade after noting that the company's diverse business lines had remained strong, it had cut back its debt and its profit margins had improved.

Investment Strategy and Outlook

After such a strong performance in the third quarter of 2004, I believe the bond market will likely trade in a tighter range in the near future. Economic factors will continue to remain key to the bond market in 2005, more specifically payroll employment growth, inflation and the effects of a weak US dollar. With the presidential election resolved, investors' uncertainty should subside, and we could see the economy gain traction. Additionally, I believe the Federal Reserve will continue on their stated path to raise interest rates at a measured pace, with hopes of reaching a more neutral funds rate. Under this scenario, we will likely stay closer to our duration benchmarks and utilize our credit skills to find opportunities in the diverse bond markets. Based on this outlook, I expect to manage the portfolio conservatively in the coming months, seeking more yield-advantaged corporate bonds. I continue to remain confident that our credit selection and flexible strategy will help provide solid returns while preserving capital.

Thank you for your continued investment in Janus Flexible Income Fund.


                                        Janus Income Funds  October 31, 2004  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Flexible Income Fund (unaudited)

Performance
================================================================================

                          Initial Investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

              Janus Flexible Income      Lehman Brothers Government/
                      Fund                      Credit Index
              ---------------------      ---------------------------
7/7/1987*           $ 10,000                       $ 10,000
7/31/1987            $ 9,963                        $ 9,978
8/31/1987            $ 9,889                        $ 9,921
9/30/1987            $ 9,636                        $ 9,708
10/31/1987           $ 9,844                       $ 10,072
11/30/1987          $ 10,095                       $ 10,136
12/31/1987          $ 10,346                       $ 10,274
1/31/1988           $ 10,643                       $ 10,626
2/29/1988           $ 10,703                       $ 10,749
3/31/1988           $ 10,618                       $ 10,642
4/30/1988           $ 10,584                       $ 10,581
5/31/1988           $ 10,470                       $ 10,510
6/30/1988           $ 10,660                       $ 10,747
7/31/1988           $ 10,603                       $ 10,686
8/31/1988           $ 10,580                       $ 10,713
9/30/1988           $ 11,002                       $ 10,948
10/31/1988          $ 11,419                       $ 11,142
11/30/1988          $ 11,370                       $ 11,016
12/31/1988          $ 11,453                       $ 11,053
1/31/1989           $ 11,743                       $ 11,201
2/28/1989           $ 11,778                       $ 11,116
3/31/1989           $ 11,749                       $ 11,175
4/30/1989           $ 11,730                       $ 11,412
5/31/1989           $ 11,803                       $ 11,693
6/30/1989           $ 12,010                       $ 12,073
7/31/1989           $ 12,125                       $ 12,324
8/31/1989           $ 11,994                       $ 12,134
9/30/1989           $ 12,020                       $ 12,187
10/31/1989          $ 11,944                       $ 12,495
11/30/1989          $ 11,794                       $ 12,608
12/31/1989          $ 11,830                       $ 12,627
1/31/1990           $ 11,332                       $ 12,453
2/28/1990           $ 11,004                       $ 12,481
3/31/1990           $ 10,855                       $ 12,482
4/30/1990           $ 10,766                       $ 12,367
5/31/1990           $ 11,100                       $ 12,726
6/30/1990           $ 11,331                       $ 12,932
7/31/1990           $ 11,628                       $ 13,092
8/31/1990           $ 11,201                       $ 12,903
9/30/1990           $ 10,732                       $ 13,010
10/31/1990          $ 10,836                       $ 13,182
11/30/1990          $ 11,097                       $ 13,469
12/31/1990          $ 11,284                       $ 13,673
1/31/1991           $ 11,502                       $ 13,826
2/28/1991           $ 11,941                       $ 13,945
3/31/1991           $ 12,224                       $ 14,041
4/30/1991           $ 12,475                       $ 14,203
5/31/1991           $ 12,650                       $ 14,269
6/30/1991           $ 12,705                       $ 14,253
7/31/1991           $ 12,948                       $ 14,432
8/31/1991           $ 13,273                       $ 14,765
9/30/1991           $ 13,507                       $ 15,073
10/31/1991          $ 13,767                       $ 15,208
11/30/1991          $ 13,891                       $ 15,359
12/31/1991          $ 14,215                       $ 15,877
1/31/1992           $ 14,454                       $ 15,642
2/29/1992           $ 14,634                       $ 15,725
3/31/1992           $ 14,678                       $ 15,639
4/30/1992           $ 14,707                       $ 15,732
5/31/1992           $ 14,926                       $ 16,038
6/30/1992           $ 15,143                       $ 16,273
7/31/1992           $ 15,454                       $ 16,689
8/31/1992           $ 15,655                       $ 16,838
9/30/1992           $ 15,810                       $ 17,068
10/31/1992          $ 15,574                       $ 16,807
11/30/1992          $ 15,728                       $ 16,792
12/31/1992          $ 15,908                       $ 17,081
1/31/1993           $ 16,232                       $ 17,453
2/28/1993           $ 16,558                       $ 17,815
3/31/1993           $ 16,742                       $ 17,875
4/30/1993           $ 16,826                       $ 18,013
5/31/1993           $ 16,988                       $ 18,003
6/30/1993           $ 17,383                       $ 18,412
7/31/1993           $ 17,646                       $ 18,530
8/31/1993           $ 18,022                       $ 18,955
9/30/1993           $ 18,076                       $ 19,021
10/31/1993          $ 18,279                       $ 19,099
11/30/1993          $ 18,261                       $ 18,883
12/31/1993          $ 18,400                       $ 18,966
1/31/1994           $ 18,849                       $ 19,251
2/28/1994           $ 18,652                       $ 18,832
3/31/1994           $ 18,189                       $ 18,372
4/30/1994           $ 17,873                       $ 18,220
5/31/1994           $ 17,870                       $ 18,186
6/30/1994           $ 17,919                       $ 18,143
7/31/1994           $ 18,091                       $ 18,506
8/31/1994           $ 18,190                       $ 18,513
9/30/1994           $ 18,083                       $ 18,233
10/31/1994          $ 18,041                       $ 18,213
11/30/1994          $ 17,901                       $ 18,180
12/31/1994          $ 17,867                       $ 18,300
1/31/1995           $ 17,982                       $ 18,651
2/28/1995           $ 18,388                       $ 19,084
3/31/1995           $ 18,572                       $ 19,212
4/30/1995           $ 18,960                       $ 19,480
5/31/1995           $ 19,883                       $ 20,296
6/30/1995           $ 19,936                       $ 20,459
7/31/1995           $ 19,891                       $ 20,380
8/31/1995           $ 20,101                       $ 20,640
9/30/1995           $ 20,426                       $ 20,850
10/31/1995          $ 20,810                       $ 21,156
11/30/1995          $ 21,152                       $ 21,505
12/31/1995          $ 21,631                       $ 21,821
1/31/1996           $ 21,817                       $ 21,957
2/29/1996           $ 21,542                       $ 21,491
3/31/1996           $ 21,453                       $ 21,311
4/30/1996           $ 21,408                       $ 21,165
5/31/1996           $ 21,491                       $ 21,129
6/30/1996           $ 21,670                       $ 21,411
7/31/1996           $ 21,678                       $ 21,461
8/31/1996           $ 21,764                       $ 21,408
9/30/1996           $ 22,290                       $ 21,789
10/31/1996          $ 22,677                       $ 22,297
11/30/1996          $ 23,124                       $ 22,708
12/31/1996          $ 23,109                       $ 22,455
1/31/1997           $ 23,278                       $ 22,482
2/28/1997           $ 23,509                       $ 22,529
3/31/1997           $ 23,062                       $ 22,261
4/30/1997           $ 23,223                       $ 22,587
5/31/1997           $ 23,583                       $ 22,798
6/30/1997           $ 23,956                       $ 23,071
7/31/1997           $ 24,710                       $ 23,777
8/31/1997           $ 24,481                       $ 23,510
9/30/1997           $ 24,965                       $ 23,880
10/31/1997          $ 25,262                       $ 24,262
11/30/1997          $ 25,418                       $ 24,390
12/31/1997          $ 25,730                       $ 24,646
1/31/1998           $ 26,242                       $ 24,993
2/28/1998           $ 26,337                       $ 24,943
3/31/1998           $ 26,586                       $ 25,020
4/30/1998           $ 26,689                       $ 25,145
5/31/1998           $ 26,921                       $ 25,416
6/30/1998           $ 27,104                       $ 25,674
7/31/1998           $ 27,215                       $ 25,694
8/31/1998           $ 27,134                       $ 26,197
9/30/1998           $ 27,790                       $ 26,946
10/31/1998          $ 27,304                       $ 26,755
11/30/1998          $ 27,768                       $ 26,915
12/31/1998          $ 27,992                       $ 26,981
1/31/1999           $ 28,285                       $ 27,172
2/28/1999           $ 27,832                       $ 26,527
3/31/1999           $ 28,119                       $ 26,658
4/30/1999           $ 28,307                       $ 26,724
5/31/1999           $ 27,908                       $ 26,449
6/30/1999           $ 27,747                       $ 26,366
7/31/1999           $ 27,764                       $ 26,293
8/31/1999           $ 27,645                       $ 26,272
9/30/1999           $ 27,691                       $ 26,509
10/31/1999          $ 27,780                       $ 26,578
11/30/1999          $ 27,972                       $ 26,563
12/31/1999          $ 28,166                       $ 26,401
1/31/2000           $ 28,114                       $ 26,394
2/29/2000           $ 28,347                       $ 26,725
3/31/2000           $ 28,468                       $ 27,111
4/30/2000           $ 27,987                       $ 26,979
5/31/2000           $ 27,724                       $ 26,954
6/30/2000           $ 28,278                       $ 27,505
7/31/2000           $ 28,374                       $ 27,796
8/31/2000           $ 28,639                       $ 28,188
9/30/2000           $ 28,781                       $ 28,294
10/31/2000          $ 28,742                       $ 28,472
11/30/2000          $ 28,897                       $ 28,959
12/31/2000          $ 29,543                       $ 29,530
1/31/2001           $ 30,153                       $ 30,026
2/28/2001           $ 30,409                       $ 30,335
3/31/2001           $ 30,444                       $ 30,475
4/30/2001           $ 30,210                       $ 30,246
5/31/2001           $ 30,342                       $ 30,420
6/30/2001           $ 30,344                       $ 30,566
7/31/2001           $ 31,031                       $ 31,328
8/31/2001           $ 31,472                       $ 31,730
9/30/2001           $ 31,546                       $ 32,022
10/31/2001          $ 32,309                       $ 32,834
11/30/2001          $ 31,954                       $ 32,295
12/31/2001          $ 31,679                       $ 32,041
1/31/2002           $ 31,856                       $ 32,276
2/28/2002           $ 32,108                       $ 32,550
3/31/2002           $ 31,599                       $ 31,890
4/30/2002           $ 32,170                       $ 32,508
5/31/2002           $ 32,399                       $ 32,808
6/30/2002           $ 32,675                       $ 33,087
7/31/2002           $ 32,990                       $ 33,485
8/31/2002           $ 33,700                       $ 34,236
9/30/2002           $ 34,430                       $ 34,972
10/31/2002          $ 34,130                       $ 34,638
11/30/2002          $ 34,049                       $ 34,659
12/31/2002          $ 34,826                       $ 35,577
1/31/2003           $ 34,854                       $ 35,576
2/28/2003           $ 35,454                       $ 36,209
3/31/2003           $ 35,541                       $ 36,162
4/30/2003           $ 35,968                       $ 36,549
5/31/2003           $ 36,840                       $ 37,587
6/30/2003           $ 36,823                       $ 37,437
7/31/2003           $ 35,702                       $ 35,868
8/31/2003           $ 35,841                       $ 36,104
9/30/2003           $ 36,828                       $ 37,248
10/31/2003          $ 36,559                       $ 36,776
11/30/2003          $ 36,608                       $ 36,874
12/31/2003          $ 37,046                       $ 37,238
1/31/2004           $ 37,332                       $ 37,576
2/29/2004           $ 37,730                       $ 38,036
3/31/2004           $ 38,021                       $ 38,385
4/30/2004           $ 37,024                       $ 37,206
5/31/2004           $ 36,737                       $ 37,016
6/30/2004           $ 36,883                       $ 37,168
7/31/2004           $ 37,251                       $ 37,561
8/31/2004           $ 37,914                       $ 38,356
9/30/2004           $ 38,066                       $ 38,490
10/31/2004          $ 38,377                       $ 38,823

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                    One          Five        Ten        Since
                                    Year         Year        Year     Inception*
--------------------------------------------------------------------------------
Janus Flexible
Income Fund                         4.97%        6.64%       7.84%       8.08%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit Index             5.57%        7.87%       7.86%       8.14%**
--------------------------------------------------------------------------------
Lipper Ranking - based on total
returns for Intermediate
Investment Grade Debt Funds       206/449      146/257      12/120        3/23
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - July 7, 1987

** The Lehman Brothers Government/Credit Index's since inception returns are calculated from June 30, 1987.

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                        Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example                  (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------
Actual                          $1,000.00                 $1,036.50                   $4.25
--------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000.00                 $1,020.96                   $4.22
--------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                           Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Flexible Income Fund                                    0.85%
--------------------------------------------------------------------------------
Intermediate Investment Grade Debt Funds Average              1.01%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds.
High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2006.

There were no waivers in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


14  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                             Value
================================================================================
Corporate Bonds - 54.5%
Aerospace and Defense - 0.2%
    $2,750,000   Northrop Grumman Corp., 4.079%
                   notes, due 11/16/06 ..........................$    2,798,730

Agricultural Operations - 0.5%
     5,500,000   Bunge Limited Finance Corp., 4.375%
                   company guaranteed notes, due 12/15/08 .......     5,558,971

Automotive - Cars and Light Trucks - 0.2%
     1,750,000   General Motors Corp., 7.125%
                   senior notes, due 7/15/13 ....................     1,815,695

Beverages - Non-Alcoholic - 0.4%
     5,000,000   Coca-Cola Enterprises, Inc., 4.375%
                   notes, due 9/15/09 ...........................     5,130,920

Brewery - 1.4%
                 Anheuser-Busch Companies, Inc.:
     1,725,000     5.95%, debentures, due 1/15/33 ...............     1,850,956
     1,250,000     6.00%, bonds, due 11/1/41 ....................     1,321,610
     7,000,000   Coors Brewing Co., 6.375%
                   company guaranteed notes, due 5/15/12 ........     7,764,197
     2,650,000   Miller Brewing Co., 5.50%
                   notes, due 8/15/13 (144A) ....................     2,781,467
     2,000,000   SABMiller PLC, 6.625%
                   bonds, due 8/15/33 (144A) ....................     2,250,716
                                                                     15,968,946

Building - Residential and Commercial - 0.3%
     2,000,000   D.R. Horton, Inc., 4.875%
                   notes, due 1/15/10 ...........................     1,990,000
     1,000,000   KB Home, 5.75%
                   senior notes, due 2/1/14 .....................       992,500
                                                                      2,982,500

Cable Television - 1.0%
     6,250,000   Comcast Cable Communications, Inc., 6.20%
                   notes, due 11/15/08 ..........................     6,815,694
     4,500,000   Comcast Corp., 5.85%
                   company guaranteed notes, due 1/15/10 ........     4,839,822
                                                                     11,655,516

Cellular Telecommunications - 1.1%
                 Nextel Communications, Inc.:
     4,250,000     9.375%, senior notes, due 11/15/09 ...........     4,457,188
     3,750,000     6.875%, senior notes, due 10/31/13 ...........     4,068,750
     3,000,000     7.375%, senior notes, due 8/1/15 .............     3,330,000
     1,000,000   Western Wireless Corp., 9.25%
                   senior notes, due 7/15/13 ....................     1,065,000
                                                                     12,920,938

Chemicals - Specialty - 0.3%
                 Lubrizol Corp.:
     2,000,000     5.50%, senior notes, due 10/1/14 .............     2,016,596
     1,250,000     6.50%, debentures, due 10/31/34 ..............     1,259,786
                                                                      3,276,382

Commercial Banks - 2.0%
     4,250,000   BB&T Corp., 5.20%
                   subordinated notes, due 12/23/15 .............     4,365,936
     2,250,000   Hudson United Bank, 7.00%
                   subordinated notes, due 5/15/12 ..............     2,530,919
     5,500,000   Sovereign Bank, 5.125%
                   subordinated notes, due 3/15/13 ..............     5,561,566
     2,000,000   U.S. Bank National Association, 4.95%
                   subordinated notes, due 10/30/14 .............     2,032,996
                 Zions Bancorporation:
     4,250,000     2.70%, senior notes, due 5/1/06 ..............     4,238,759
     4,000,000     6.00%, subordinated notes, due 9/15/15 .......     4,290,648
                                                                     23,020,824

Computers - 0.3%
     3,000,000   IBM Corp., 2.375%
                   notes, due 11/1/06 ...........................     2,979,351

Computers - Peripheral Equipment - 0%
                 Candescent Technologies Corp.:
     4,250,000     8.00%, convertible senior subordinated
                   debentures, due 5/1/03
                   (144A)(omega),(delta),(sigma),ss. ............             0
     2,750,000     8.00%, convertible senior subordinated
                   debentures, due 5/1/03
                   (144A)(omega),(alpha),(sigma),ss. ............             0

Consumer Products - Miscellaneous - 1.2%
                 Dial Corp.:
     7,750,000     7.00%, senior notes, due 8/15/06 .............     8,293,508
     5,000,000     6.50%, senior notes, due 9/15/08 .............     5,472,265
                                                                     13,765,773

Containers - Metal and Glass - 2.1%
     2,500,000   Ball Corp., 6.875%
                   company guaranteed notes, due 12/15/12 .......     2,725,000
                 Owens-Brockway Glass Container, Inc.:
     3,750,000     8.875%, company guaranteed notes
                   due 2/15/09 ..................................     4,115,625
     2,000,000     7.75%, company guaranteed notes
                   due 5/15/11 ..................................     2,175,000
                 Owens-Illinois, Inc.:
     3,250,000     8.10%, senior notes, due 5/15/07 .............     3,445,000
    11,135,000     7.35%, senior notes, due 5/15/08 .............    11,636,074
                                                                     24,096,699

Cosmetics and Toiletries - 1.0%
     5,500,000   Gillette Co., 4.125%
                   senior notes, due 8/30/07(omega) .............     5,651,558
     6,000,000   Procter & Gamble Co., 4.75%
                   notes, due 6/15/07 ...........................     6,259,476
                                                                     11,911,034

Cruise Lines - 0.2%
     1,750,000   Royal Caribbean Cruises, Ltd., 6.875%
                   senior notes, due 12/1/13 ....................     1,920,625

Data Processing and Management - 0.3%
     3,750,000   Fiserv Inc., 3.00%
                   notes, due 6/27/08 ...........................     3,667,901

Diversified Financial Services - 0.6%
                 General Electric Capital Corp.:
     1,500,000     3.50%, notes, due 5/1/08 .....................     1,504,362
     3,250,000     3.75%, notes, due 12/15/09 ...................     3,235,271
     2,000,000     6.00%, notes, due 6/15/12 ....................     2,195,906
                                                                      6,935,539

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Flexible Income Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Diversified Operations - 1.6%
                 Tyco International Group S.A.:
    $8,500,000     5.80%, company guaranteed notes
                   due 8/1/06** .................................$    8,901,574
     2,000,000   6.125%, company guaranteed notes
                   due 11/1/08** ................................     2,177,786
     3,750,000   6.375%, company guaranteed notes
                   due 10/15/11** ...............................     4,174,361
     3,000,000   6.00%, company guaranteed notes
                   due 11/15/13** ...............................     3,277,398
                                                                     18,531,119

Electric - Generation - 0.6%
     6,250,000   Allegheny Energy Supply Company LLC
                   8.25%, bonds, due 4/15/12 (144A)(omega),ss. ..     7,046,875

Electric - Integrated - 6.7%
                 Centerpoint Energy, Inc.:
     2,000,000     5.875%, senior notes, due 6/1/08 .............     2,106,062
     2,000,000     6.85%, senior notes, due 6/1/15 ..............     2,209,348
     1,250,000   CMS Energy Corp., 7.50%
                   senior notes, due 1/15/09 ....................     1,340,625
     3,000,000   Consumers Energy Co., 4.40%
                   first mortgage notes, due 8/15/09 (144A) .....     3,039,870
     2,775,000   Dominion Resources, Inc., 5.125%
                   senior notes, due 12/15/09 ...................     2,899,750
     8,500,000   MidAmerican Energy Holdings Co., 3.50%
                   senior notes, due 5/15/08 ....................     8,405,267
     4,500,000   Monongahela Power Co., 6.70%
                   first mortgage notes, due 6/15/14 (144A) .....     4,941,441
     2,000,000   NiSource, Inc., 3.628%
                   notes, due 11/1/06 ...........................     2,012,526
     1,450,000   Northern States Power Co., 2.875%
                   first mortgage notes, due 8/1/06 .............     1,449,962
     1,785,000   Pacific Gas and Electric Co., 4.80%
                   first mortgage notes, due 3/1/14 .............     1,787,681
     1,000,000   Public Service Company of Colorado
                   6.875%, senior notes, due 7/15/09 ............     1,121,359
                 Southern California Edison Co.:
     4,500,000     7.625%, notes, due 1/15/10 ...................     5,238,891
     1,500,000     5.00%, first mortgage notes, due 1/15/14 .....     1,536,687
     2,500,000     6.00%, first mortgage notes, due 1/15/34 .....     2,640,863
     3,000,000     5.75%, first mortgage notes, due 4/1/35 ......     3,062,988
     4,500,000   Southwestern Public Service Co., 5.125%
                   senior notes, due 11/1/06 ....................     4,673,237
                 TXU Corp.:
     5,500,000     6.375%, senior notes, due 6/15/06 ............     5,777,739
    10,250,000     6.375%, notes, due 1/1/08 ....................    11,101,651
     4,500,000     7.00%, senior notes, due 3/15/13 .............     5,109,183
                 Xcel Energy, Inc.:
     4,800,000     3.40%, senior notes, due 7/1/08 ..............     4,746,096
     2,000,000     7.00%, senior notes, due 12/1/10 .............     2,280,304
                                                                     77,481,530

Electronic Components - Semiconductors - 0.6%
     2,000,000   Advanced Micro Devices, Inc., 7.75%
                   senior notes, due 11/1/12 (144A) .............     2,005,000
                 Freescale Semiconductor, Inc.:
     2,250,000     6.875%, senior notes, due 7/15/11 (144A) .....     2,385,000
     2,250,000     7.125%, senior notes, due 7/15/14 (144A) .....     2,385,000
                                                                      6,775,000

Fiduciary Banks - 0.4%
     5,000,000   Bank of New York Company, Inc., 3.625%
                   senior notes, due 1/15/09 ....................     4,988,105

Finance - Auto Loans - 1.2%
                 Ford Motor Credit Co.:
     3,000,000     7.375%, notes, due 10/28/09 ..................     3,262,806
     1,750,000     7.00%, notes, due 10/1/13 ....................     1,848,095
                 General Motors Acceptance Corp.:
     6,500,000     6.125%, notes, due 9/15/06 ...................     6,746,518
     2,500,000     5.85%, senior unsubordinated notes
                   due 1/14/09 ..................................     2,566,358
                                                                     14,423,777

Finance - Commercial - 0.7%
                 Caterpillar Financial Services Corp.:
     2,500,000     2.35%, notes, due 9/15/06 ....................     2,473,035
     5,420,000     3.10%, notes, due 5/15/07 ....................     5,423,837
                                                                      7,896,872

Finance - Consumer Loans - 1.7%
     7,750,000   Household Finance Corp., 4.625%
                   notes, due 1/15/08 ...........................     8,022,652
                 John Deere Capital Corp.:
     2,750,000     3.625%, notes, due 5/25/07 ...................     2,778,144
     2,750,000     3.375%, senior notes, due 10/1/07 ............     2,753,168
                 SLM Corp.:
     4,500,000     3.95%, notes, due 8/15/08 ....................     4,563,036
     1,750,000     5.11%, notes, due 1/31/14(omega)..............     1,777,160
                                                                     19,894,160

Finance - Credit Card - 0.3%
     2,750,000   Capital One Bank, 5.75%
                   notes, due 9/15/10 ...........................     2,938,782

Finance - Investment Bankers/Brokers - 0.5%
     5,750,000   Jefferies Group, Inc., 5.50%
                   senior notes, due 3/15/16 ....................     5,759,217

Finance - Other Services - 0.3%
     3,750,000   Athena Neuro Financial LLC, 7.25%
                   company guaranteed notes, due 2/21/08 ........     3,904,688

Food - Diversified - 2.1%
                 Del Monte Corp.:
     1,250,000     9.25%, company guaranteed notes
                   due 5/15/11 ..................................     1,381,250
     2,750,000     8.625%, senior subordinated notes
                   due 12/15/12(omega) ..........................     3,100,625
                 General Mills, Inc.:
     7,000,000     3.875%, notes, due 11/30/07 ..................     7,098,042
     1,025,000     6.00%, notes, due 2/15/12 ....................     1,114,881
                 Kellogg Co.:
    10,000,000     2.875%, senior notes, due 6/1/08 .............     9,801,369
     1,750,000     6.60%, notes, due 4/1/11 .....................     1,983,245
                                                                     24,479,412

See Notes to Schedules of Investments and Financial Statements.


16  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Foreign Government - 0.7%
    $2,000,000   China Development Bank, 4.75%
                   notes, due 10/8/14 ...........................$    1,976,718
                 United Mexican States:
     3,250,000     4.625%, notes, due 10/8/08 ...................     3,305,250
     2,250,000     6.625%, notes, due 3/3/15 ....................     2,412,000
                                                                      7,693,968

Funeral Services and Related Items - 0%
       284,000   Service Corporation International, 6.00%
                   notes, due 12/15/05 ..........................       290,390

Gas - Distribution - 0.9%
     3,750,000   Atmos Energy Corp., 4.95%
                   notes, due 10/15/14 ..........................     3,747,274
     5,250,000   Southwest Gas Corp., 7.625%
                   senior notes, due 5/15/12 ....................     6,132,793
                                                                      9,880,067

Hotels and Motels - 1.2%
    13,000,000   Starwood Hotels & Resorts Worldwide, Inc.
                   6.75%, notes, due 11/15/05 ...................    13,390,000

Independent Power Producer - 0.4%
     4,250,000   Reliant Energy, Inc., 9.50%
                   secured notes, due 7/15/13 ...................     4,781,250

Investment Management and Advisory Services - 0.4%
     4,500,000   Franklin Resources, Inc., 3.70%
                   notes, due 4/15/08 ...........................     4,528,818

Leisure and Recreation Products - 0%
       500,000   K2, Inc., 7.375%
                   senior notes, due 7/1/14 (144A) ..............       545,000

Leisure, Recreation and Gaming - 0.3%
     2,750,000   Hard Rock Hotel, Inc., 8.875%
                   notes, due 6/1/13 ............................     2,997,500

Life and Health Insurance - 0.9%
     3,500,000   Americo Life, Inc., 7.875%
                   notes, due 5/1/13 (144A)ss. ..................     3,664,220
     6,475,000   StanCorp Financial Group, Inc., 6.875%
                   senior notes, due 10/1/12 ....................     7,172,021
                                                                     10,836,241

Machine Tools and Related Products - 0.7%
     7,500,000   Kennametal, Inc., 7.20%
                   senior notes, due 6/15/12 ....................     8,343,713

Medical - HMO - 1.1%
     9,750,000   UnitedHealth Group, Inc., 3.30%
                   senior notes, due 1/30/08 ....................     9,675,354
     3,000,000   WellPoint Health Networks, Inc., 6.375%
                   notes, due 6/15/06 ...........................     3,148,875
                                                                     12,824,229

Medical - Nursing Homes - 0.5%
       750,000   Genesis HealthCare Corp., 8.00%
                   senior subordinated notes, due 10/15/13 ......       815,625
     5,000,000   Manor Care, Inc., 6.25%
                   company guaranteed notes, due 5/1/13 .........     5,363,895
                                                                      6,179,520

Medical Products - 0.1%
     1,000,000   Fresenius Medical Care Capital Trust IV
                   7.875%, company guaranteed notes
                   due 6/15/11 ..................................     1,097,500

Metal - Diversified - 0.7%
     7,000,000   Freeport-McMoRan Copper & Gold, Inc.
                   10.125%, senior notes, due 2/1/10 ............     7,857,500

Metal Processors and Fabricators - 0.2%
     2,500,000   Precision Castparts Corp., 5.60%
                   company guaranteed notes, due 12/15/13 .......     2,575,375

Money Center Banks - 0.2%
     2,000,000   Rabobank Capital Funding Trust III, 5.254%
                   subordinated notes, due 10/29/49 (144A)(omega)     2,022,430

Motorcycle and Motor Scooter Manufacturing - 0.3%
     3,500,000   Harley-Davidson, Inc., 3.625%
                   notes, due 12/15/08 (144A) ...................     3,500,564

Multimedia - 1.2%
     2,750,000   Corus Entertainment, Inc., 8.75%
                   senior subordinated notes, due 3/1/12 ........     3,066,250
     6,000,000   News America, Inc., 6.625%
                   senior notes, due 1/9/08 .....................     6,566,322
     3,750,000   Time Warner, Inc., 6.125%
                   notes, due 4/15/06 ...........................     3,920,224
                                                                     13,552,796

Non-Hazardous Waste Disposal - 0.9%
     9,500,000   Waste Management, Inc., 7.375%
                   senior notes, due 8/1/10 .....................    11,006,909

Oil Companies - Exploration and Production - 1.9%
     8,000,000   Anadarko Petroleum Corp., 3.25%
                   notes, due 5/1/08 ............................     7,939,663
     6,250,000   Devon Energy Corp., 2.75%
                   senior notes, due 8/1/06 .....................     6,220,649
     1,000,000   Forest Oil Corp., 8.00%
                   senior notes, due 12/15/11 ...................     1,140,000
     3,750,000   Kerr-McGee Corp., 6.95%
                   company guaranteed notes, due 7/1/24 .........     4,130,029
     1,625,000   Magnum Hunter Resources, Inc., 9.60%
                   company guaranteed notes, due 3/15/12 ........     1,856,563
                 Pemex Project Funding Master Trust:
       500,000     6.125%, company guaranteed notes
                   due 8/15/08 ..................................       530,000
       500,000     8.625%, company guaranteed notes
                   due 2/1/22(omega) ............................       577,500
                                                                     22,394,404

Oil Companies - Integrated - 1.7%
     7,500,000   ChevronTexaco Capital Co., 3.50%
                   company guaranteed notes, due 9/17/07 ........     7,591,958
     2,000,000   El Paso CGP Co., 7.625%
                   notes, due 9/1/08 ............................     2,070,000
                 Occidental Petroleum Corp.:
     6,500,000     5.875%, senior notes, due 1/15/07 ............     6,876,818
     3,250,000     4.25%, notes, due 3/15/10 ....................     3,288,197
                                                                     19,826,973

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Flexible Income Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                             Value
================================================================================
Oil Field Machinery and Equipment - 0.3%
    $3,000,000   Cooper Cameron Corp., 2.65%
                   senior notes, due 4/15/07 ....................$    2,948,079

Oil Refining and Marketing - 0.4%
                 Enterprise Products Operating L.P.:
     1,250,000     Series B, 6.375%, company guaranteed notes
                   due 2/1/13 ...................................     1,351,690
     2,000,000     5.60%, senior notes, due 10/15/14 (144A) .....     2,038,044
       750,000     6.65%, senior notes, due 10/15/34 (144A) .....       764,681
                                                                      4,154,415

Paper and Related Products - 0.1%
                 Boise Cascade LLC:
       500,000     5.005%, senior notes, due 10/15/12 (144A)(omega)     511,250
       750,000     7.125%, senior subordinated notes
                   due 10/15/14 (144A) ..........................       782,856
                                                                      1,294,106

Physician Practice Management - 0.1%
       750,000   US Oncology, Inc., 9.00%
                   senior notes, due 8/15/12 (144A) .............       810,000

Pipelines - 1.8%
     2,000,000   Duke Capital LLC, 5.668%
                   notes, due 8/15/14 ...........................     2,070,960
     1,000,000   El Paso Corp., 7.875%
                   notes, due 6/15/12 ...........................     1,042,500
     4,250,000   Kaneb Pipe Line Operating Partnership L.P.
                   5.875%, senior notes, due 6/1/13 .............     4,446,588
     4,224,938   Kern River Funding Corp., 4.893%
                   company guaranteed notes
                   due 4/30/18 (144A)(omega) ....................     4,296,592
                 Panhandle Eastern Pipe Line Co.:
     1,750,000     Series B, 2.75%, senior notes, due 3/15/07 ...     1,719,655
     3,750,000     4.80%, senior notes, due 8/15/08 .............     3,875,441
     3,750,000   Plains All American Pipeline L.P., 5.625%
                   senior notes, due 12/15/13 ...................     3,905,760
                                                                     21,357,496

Printing - Commercial - 0.2%
     2,000,000   R. R. Donnelley & Sons Co., 3.75%
                   notes, due 4/1/09 ............................     1,992,708

Property and Casualty Insurance - 0.9%
     3,750,000   Kingsway America, Inc., 7.50%
                   senior notes, due 2/1/14 .....................     3,885,255
     3,000,000   NYMAGIC, Inc., 6.50%
                   senior notes, due 3/15/14 ....................     2,932,002
     3,750,000   Ohio Casualty Corp., 7.30%
                   notes, due 6/15/14 ...........................     3,981,008
                                                                     10,798,265

Publishing - Periodicals - 0.5%
     2,275,000   Dex Media East LLC, 12.125%
                    company guaranteed notes, due 11/15/12 ......     2,826,687
     1,250,000   Dex Media, Inc., 8.00%
                   notes, due 11/15/13 ..........................     1,337,500
     1,709,000   Dex Media West Finance Co., 9.875%
                   senior subordinated notes, due 8/15/13 .......     2,020,893
                                                                      6,185,080

Radio - 0.1%
     1,244,000   XM Satellite Radio Holdings, Inc., 12.00%
                   secured notes, due 6/15/10 ...................     1,464,810

Reinsurance - 0.3%
     3,250,000   Berkshire Hathaway, Inc., 4.625%
                   company guaranteed notes, due 10/15/13 .......     3,263,026

Retail - Apparel and Shoe - 0.5%
     5,000,000   Gap, Inc., 6.90%
                   notes, due 9/15/07 ...........................     5,425,000

Retail - Discount - 0.2%
     2,500,000   Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ....................     2,846,093

Retail - Drug Store - 0.1%
     1,000,000   Rite Aid Corp., 7.625%
                   senior notes, due 4/15/05 ....................     1,015,000

Rubber - Tires - 0.1%
     1,250,000   Goodyear Tire & Rubber Co., 8.50%
                   notes, due 3/15/07 ...........................     1,281,250

Savings/Loan/Thrifts - 0.4%
       750,000   Chevy Chase Bank FSB, 6.875%
                   subordinated notes, due 12/1/13 ..............       766,875
     3,000,000   Webster Bank, 5.875%
                   subordinated notes, due 1/15/13 ..............     3,158,274
     1,000,000   Webster Capital Trust II, 10.00%
                   company guaranteed notes, due 4/1/27 .........     1,219,466
                                                                      5,144,615

Special Purpose Entity - 0.9%
     6,000,000   Glencore Funding LLC, 6.00%
                   company guaranteed notes
                   due 4/15/14 (144A) ...........................     5,696,232
     4,500,000   OneAmerica Financial Partners, 7.00%
                   bonds, due 10/15/33 (144A) ...................     4,677,260
                                                                     10,373,492

Super-Regional Banks - 0.2%
     2,000,000   U.S. Bancorp, 2.75%
                   senior notes, due 3/30/06 ....................     2,000,590

Telephone - Integrated - 1.1%
     7,500,000   Deutsche Telekom International Finance B.V.
                   3.875%, company guaranteed notes
                   due 7/22/08** ................................     7,557,870
                 SBC Communications, Inc.:
     2,750,000     4.125%, notes, due 9/15/09 ...................     2,763,747
     2,250,000     5.10%, notes, due 9/15/14 ....................     2,265,649
       380,000   Telecom Italia Capital, 4.95%
                   company guaranteed notes
                   due 9/30/14 (144A)** .........................       377,078
                                                                     12,964,344

Television - 0.7%
                 Univision Communications, Inc.:
     2,250,000     3.50%, company guaranteed notes
                   due 10/15/07 .................................     2,240,962
     5,750,000     3.875%, company guaranteed notes
                   due 10/15/08 .................................     5,748,838
                                                                      7,989,800

See Notes to Schedules of Investments and Financial Statements.


18  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Theaters - 0.2%
    $2,250,000   AMC Entertainment, Inc., 9.875%
                   senior subordinated notes, due 2/1/12 ........$    2,407,500
       500,000   Marquee, Inc., 8.625%
                   senior notes, due 8/15/12 (144A) .............       546,250
                                                                      2,953,750

Transportation - Marine - 0.3%
     3,250,000   Ship Finance International, Ltd., 8.50%
                   senior notes, due 12/15/13 ...................     3,298,750

Transportation - Railroad - 0.2%
     2,500,000   CSX Corp., 4.875%
                   notes, due 11/1/09 ...........................     2,580,835

Transportation - Services - 0.3%
     3,500,000   FedEx Corp., 2.65%
                   notes, due 4/1/07 ............................     3,456,894

Veterinary Diagnostics - 0.2%
     2,250,000   Vicar Operating, Inc., 9.875%
                   company guaranteed notes, due 12/1/09 ........     2,491,875

Wireless Equipment - 0.3%
                 American Tower Corp.:
     2,288,000     9.375%, senior notes, due 2/1/09 .............     2,419,560
     1,000,000     7.50%, senior notes, due 5/1/12 ..............     1,045,000
                                                                      3,464,560
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $617,015,657) .......................   632,205,861
--------------------------------------------------------------------------------
Foreign Bonds - 1.0%
Automotive - Truck Parts and Equipment - Original - 0.4%
 EUR 3,350,000   TRW Automotive, Inc., 10.125%
                   senior notes, due 2/15/13** ..................     4,900,588

Cable Television - 0.3%
 EUR 2,500,000   Telenet Communications N.V., 9.00%
                   senior notes, due 12/15/13 (144A)** ..........     3,434,546

Drug Delivery Systems - 0.3%
 EUR 2,750,000   Fresenius Finance B.V., 7.75%
                   company guaranteed notes
                   due 4/30/09 (144A)** .........................     3,812,982
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $9,931,282) ...........................    12,148,116
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Finance - Other Services - 0.2%
        38,250   Chevy Chase Preferred Capital Corp.
                   Series A, convertible, 10.375% ...............     2,252,543

Savings/Loan/Thrifts - 0.3%
       139,550   Chevy Chase Bank FSB, 8.00% ....................     3,851,580
--------------------------------------------------------------------------------
Total Preferred Stock (cost $5,703,598) .........................     6,104,123
--------------------------------------------------------------------------------
Warrants - 0%
Telephone - Integrated - 0%
         2,700   Versatel Telecom B.V. - expires
                   5/15/08*,(beta),(sigma) (cost $0) ............             0
--------------------------------------------------------------------------------
U.S. Government Agencies - 9.7%
                 Fannie Mae:
   $40,460,000     3.25%, due 11/15/07# .........................    40,642,110
    15,500,000     4.00%, due 9/2/08# ...........................    15,760,695
    24,840,000     5.25%, due 1/15/09 ...........................    26,550,954
     4,720,000     6.25%, due 2/1/11# ...........................     5,240,729
    21,900,000     5.50%, due 3/15/11# ..........................    23,750,178
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $111,898,548) ..............   111,944,666
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 32.5%
                 U.S. Treasury Notes/Bonds:
    20,520,000     2.625%, due 11/15/06# ........................    20,542,449
    35,310,000     2.75%, due 8/15/07# ..........................    35,290,685
    43,175,000     3.00%, due 2/15/08# ..........................    43,311,606
    60,865,000     3.375%, due 9/15/09# .........................    61,117,042
    16,845,000     3.375%, due 10/15/09# ........................    16,909,483
    21,125,000     5.75%, due 8/15/10# ..........................    23,624,510
     5,530,000     5.00%, due 8/15/11# ..........................     5,972,184
    32,623,064     2.00%, due 1/15/14(pi),# .....................    33,817,133
     8,370,000     4.75%, due 5/15/14# ..........................     8,849,969
    19,220,000     4.25%, due 8/15/14# ..........................    19,559,348
     4,275,000     7.25%, due 5/15/16# ..........................     5,423,239
    20,800,000     7.25%, due 8/15/22# ..........................    27,064,378
    28,575,000     6.25%, due 8/15/23# ..........................    33,754,219
     3,830,231     2.375%, due 1/15/25)pi),# ....................     4,006,782
    21,160,000     6.25%, due 5/15/30# ..........................    25,444,900
    11,455,000     5.375%, due 2/15/31**,# ......................    12,441,654
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $370,321,059) .............   377,129,581
--------------------------------------------------------------------------------
Other Securities - 25.6%
   296,359,769   State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $296,359,769) .........   296,359,769
--------------------------------------------------------------------------------
Time Deposits - 1.5%
                 Credit Suisse First Boston (USA), Inc., ETD
    $2,800,000     1.78125%, 11/1/04 ............................     2,800,000
                 SunTrust Banks, Inc., ETD
    14,600,000     1.78125%, 11/1/04 ............................    14,600,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $17,400,000) ..........................    17,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,428,629,913) - 125.3% .......... 1,453,292,116
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (25.3)%.  (293,371,314)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$1,159,920,802
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Flexible Income Fund

Schedule of Investments

Summary of Investments by Country

Country                            Market Value       % of Investment Securities
--------------------------------------------------------------------------------
Barbados                         $    1,920,625                             0.1%
Belgium                               3,434,546                             0.2%
Bermuda                               3,298,750                             0.2%
Canada                               10,658,208                             0.7%
China                                 1,976,718                             0.2%
Luxembourg                           18,908,197                             1.3%
Mexico                                5,717,250                             0.4%
Netherlands                          11,370,852                             0.8%
United Kingdom                        2,250,716                             0.2%
United States++                   1,393,756,254                            95.9%
--------------------------------------------------------------------------------
Total                            $1,453,292,116                           100.0%

++Includes Short-Term Securities and Other Securities (74.3% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and            Currency             Currency      Unrealized
Settlement Date            Units Sold      Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
Euro 4/15/05                9,190,000          $11,693,642       $(375,238)
--------------------------------------------------------------------------------
Total                                          $11,693,642       $(375,238)

--------------------------------------------------------------------------------
Financial Futures - Short
1,103 Contracts  U.S. Treasury - 10-year Note
                   expires December 2004, principal
                   amount $124,046,767, value $125,259,438
                   cumulative appreciation ......................   $(1,212,671)
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


20  Janus Income Funds  October 31, 2004

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--------------------------------------------------------------------------------

Janus High-Yield Fund (unaudited)

================================================================================
Fund Strategy

Seeks to maximize total return while minimizing risk and volatility. The Fund will normally invest at least 80% of its net assets in high-yield/high-risk securities rated below investment grade.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Gibson Smith
                                                               portfolio manager

Performance Overview

For the 12-month period ended October 31, 2004, Janus High-Yield Fund performed well, logging a significant gain despite the onset of a Federal Reserve Board tightening cycle in the latter part of the year and a consistently low consensus opinion for the fixed-income market. However, the Fund lagged its benchmark during this period, returning 10.62%, while the Lehman Brothers High-Yield Bond Index advanced by 12.32%.

The performance discrepancy between the Fund and the Index can be attributed in large part to our conservative strategy in a volatile interest-rate environment. In an attempt to minimize risk, we maintained an average duration shorter than the Index - a decision that held the Fund back when longer-duration securities outperformed in the summer months.

Strategy in This Environment

Having assumed management responsibilities for the Fund at the end of 2003, I maintained the portfolio's emphasis on individual credit selection where I believe there is the potential for strong returns. This entailed a focus on business fundamentals above all else - an approach that reflects Janus' commitment to researching companies from the bottom up. I firmly believe that a business' returns begin and end with effective management. With this in mind, we met face-to-face with numerous management teams throughout the year in an effort to uncover companies that are using optimal capital structures and taking steps to actively improve their overall credit quality.

Fund Profile
--------------------------------------------------------------------------------
                                 October 31, 2004              October 31, 2003

Weighted Average Maturity                6.0 Yrs.                      6.5 Yrs.
Average Modified Duration**              4.4 Yrs.                      4.5 Yrs.
30-Day Current Yield***                     5.59%                         6.60%
Weighted Average Fixed Income
 Credit Rating                                  B                             B
Number of Bonds/Notes                         207                           212

 **A theoretical measure of price volatility
***Yield will fluctuate

Portfolio Composition

In the interest of limiting the interest rate sensitivity of the Fund, I maintained an underweight BB exposure and overweight single B exposure verses the index throughout the year. I also carried an underweight triple C position and avoided many of the highest risk credits within the high yield universe due to what we viewed as weak fundamentals.

Conservative Duration Exposure Detracted From Results

In June and July, we saw a disconnect between the Federal Reserve Board's ("Fed") actions and investor psychology. Typically, bond prices fall when the Fed boosts rates, but this did not hold true in the summer months. Instead, the Fed's tightening was offset by investors' waning confidence in the economy and uncertainty over geopolitical events. Reluctant to enter the stock market, investors moved assets to bonds despite an environment of rising interest rates.

Given the volatility surrounding interest rates and my expectation that the Fed's actions could ultimately hold bonds back, I held an overweight position in securities with lower durations than those in the Index. Unfortunately, this decision hampered the Fund's performance as yields declined and longer duration bonds surged in June and July.

The Fund was also hurt by disappointing performance from select holdings including MCI. Our initial view of MCI was that its operating performance would be good enough to generate adequate cash flow in 2004. However, because MCI was a company emerging from bankruptcy, its management team had difficulty providing accurate guidance, and ultimately, the audited financials overturned our original investment thesis.


                                        Janus Income Funds  October 31, 2004  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus High-Yield Fund (unaudited)

Energy and Utilities Holdings Led the Way

Although Fund holdings span a variety of industries, some of our strongest performers represented the energy and utilities sectors. For example, El Paso Corporation, a leading provider of natural gas, took steps to deleverage throughout the period by aggressively selling assets and using the proceeds to pay down debt and strengthen its balance sheet. Although the company endured a stream of negative headlines early in 2004 when it announced a larger-than-expected, non-cash write-down in its gas reserves, our conviction in El Paso did not waver. We were rewarded with solid performance as the year progressed.

[The following table was depicted as a bar chart in the printed material.]

Significant Areas of Investment - (% of Net Assets)
--------------------------------------------------------------------------------
                                                          Janus High-Yield Fund
                    Special Purpose Entity                                 5.6%
              Containers - Metal and Glass                                 5.1%
Oil Companies - Exploration and Production                                 4.0%
                                 Pipelines                                 3.8%
                     Electric - Integrated                                 3.6%

Standouts from the utilities sector included Reliant Energy, a merchant power company operating predominantly in Texas, as well as in some eastern states, and Allegheny Energy, Inc., Pennsylvania's regulated power producer. Reliant had fallen out of vogue along with other troubled merchant power producers like Calpine and Dynegy. However, in meetings with Reliant's management team, we were impressed by the company's renewed determination to shore up its balance sheet. Our investment proved advantageous to the Fund, as Reliant's bonds responded well to its leaders' emphasis on deleveraging.

Allegheny Energy is another exemplary turnaround story. In 2002, the company came close to bankruptcy after entering the volatile energy trading arena. Since then, a new management team headed by CEO Paul Evanson has righted Allegheny's ship by reducing debt through asset sales and other effective measures.

Investment Strategy and Outlook

In the current environment a very detailed, disciplined approach to the high yield market is warranted. We've entered a credit pickers' market that plays well to our focus on individual credit selection while being mindful of interest rates. The former has been especially critical throughout 2004. A stable to declining default rate should be supportive for high yield spreads in 2005, but I remain cautious on interest rates. As rates trend higher, I believe that yield spreads may follow. I will be watching these factors closely, focusing on individual credit selection and properly weighting our best total return ideas in an effort to take full advantage of our research team's findings within the broader context of the Fed's actions and the economy's development. We are focused on generating long-term competitive returns for our shareholders.

Thank you for your continued investment in Janus High-Yield Fund.


22  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Performance
================================================================================

 [The following table was depicted as a moutain chart in the printed material.]

                          Initial Investment of $10,000

                    Janus High-Yield               Lehman Brothers High-Yield
                         Fund                              Bond Index
                    ----------------               --------------------------
12/29/1995*               $ 10,000                          $ 10,000
12/31/1995                $ 10,000                          $ 10,000
1/31/1996                 $ 10,382                          $ 10,176
2/29/1996                 $ 10,664                          $ 10,184
3/31/1996                 $ 10,734                          $ 10,177
4/30/1996                 $ 11,010                          $ 10,200
5/31/1996                 $ 11,243                          $ 10,261
6/30/1996                 $ 11,396                          $ 10,346
7/31/1996                 $ 11,420                          $ 10,394
8/31/1996                 $ 11,563                          $ 10,506
9/30/1996                 $ 11,907                          $ 10,759
10/31/1996                $ 11,966                          $ 10,842
11/30/1996                $ 12,212                          $ 11,056
12/31/1996                $ 12,398                          $ 11,135
1/31/1997                 $ 12,604                          $ 11,244
2/28/1997                 $ 12,835                          $ 11,430
3/31/1997                 $ 12,603                          $ 11,260
4/30/1997                 $ 12,669                          $ 11,378
5/31/1997                 $ 12,936                          $ 11,622
6/30/1997                 $ 13,135                          $ 11,783
7/31/1997                 $ 13,435                          $ 12,106
8/31/1997                 $ 13,583                          $ 12,079
9/30/1997                 $ 13,966                          $ 12,318
10/31/1997                $ 13,993                          $ 12,329
11/30/1997                $ 14,136                          $ 12,447
12/31/1997                $ 14,311                          $ 12,556
1/31/1998                 $ 14,667                          $ 12,782
2/28/1998                 $ 14,760                          $ 12,857
3/31/1998                 $ 15,007                          $ 12,978
4/30/1998                 $ 15,059                          $ 13,029
5/31/1998                 $ 15,093                          $ 13,074
6/30/1998                 $ 15,140                          $ 13,121
7/31/1998                 $ 15,320                          $ 13,196
8/31/1998                 $ 14,671                          $ 12,468
9/30/1998                 $ 14,267                          $ 12,524
10/31/1998                $ 13,786                          $ 12,268
11/30/1998                $ 14,404                          $ 12,777
12/31/1998                $ 14,449                          $ 12,791
1/31/1999                 $ 14,644                          $ 12,981
2/28/1999                 $ 14,590                          $ 12,904
3/31/1999                 $ 14,904                          $ 13,027
4/30/1999                 $ 15,205                          $ 13,280
5/31/1999                 $ 14,955                          $ 13,100
6/30/1999                 $ 14,891                          $ 13,072
7/31/1999                 $ 14,935                          $ 13,125
8/31/1999                 $ 14,691                          $ 12,980
9/30/1999                 $ 14,610                          $ 12,886
10/31/1999                $ 14,660                          $ 12,801
11/30/1999                $ 14,915                          $ 12,951
12/31/1999                $ 15,249                          $ 13,097
1/31/2000                 $ 15,349                          $ 13,040
2/29/2000                 $ 15,727                          $ 13,065
3/31/2000                 $ 15,529                          $ 12,791
4/30/2000                 $ 15,568                          $ 12,811
5/31/2000                 $ 15,482                          $ 12,680
6/30/2000                 $ 15,799                          $ 12,938
7/31/2000                 $ 15,899                          $ 13,037
8/31/2000                 $ 16,038                          $ 13,126
9/30/2000                 $ 15,995                          $ 13,011
10/31/2000                $ 15,644                          $ 12,595
11/30/2000                $ 15,230                          $ 12,096
12/31/2000                $ 15,630                          $ 12,329
1/31/2001                 $ 16,263                          $ 13,253
2/28/2001                 $ 16,385                          $ 13,429
3/31/2001                 $ 16,153                          $ 13,113
4/30/2001                 $ 16,129                          $ 12,950
5/31/2001                 $ 16,218                          $ 13,183
6/30/2001                 $ 15,893                          $ 12,813
7/31/2001                 $ 16,153                          $ 13,002
8/31/2001                 $ 16,275                          $ 13,155
9/30/2001                 $ 15,502                          $ 12,271
10/31/2001                $ 15,994                          $ 12,575
11/30/2001                $ 16,395                          $ 13,033
12/31/2001                $ 16,348                          $ 12,980
1/31/2002                 $ 16,523                          $ 13,071
2/28/2002                 $ 16,498                          $ 12,888
3/31/2002                 $ 16,725                          $ 13,198
4/30/2002                 $ 16,868                          $ 13,409
5/31/2002                 $ 16,845                          $ 13,335
6/30/2002                 $ 16,468                          $ 12,352
7/31/2002                 $ 16,205                          $ 11,812
8/31/2002                 $ 16,342                          $ 12,149
9/30/2002                 $ 16,206                          $ 11,990
10/31/2002                $ 16,309                          $ 11,885
11/30/2002                $ 16,712                          $ 12,621
12/31/2002                $ 16,767                          $ 12,798
1/31/2003                 $ 16,934                          $ 13,224
2/28/2003                 $ 17,122                          $ 13,387
3/31/2003                 $ 17,441                          $ 13,772
4/30/2003                 $ 17,919                          $ 14,589
5/31/2003                 $ 17,951                          $ 14,740
6/30/2003                 $ 18,282                          $ 15,164
7/31/2003                 $ 18,063                          $ 14,997
8/31/2003                 $ 18,199                          $ 15,169
9/30/2003                 $ 18,582                          $ 15,584
10/31/2003                $ 18,918                          $ 15,899
11/30/2003                $ 19,060                          $ 16,140
12/31/2003                $ 19,456                          $ 16,505
1/31/2004                 $ 19,633                          $ 16,820
2/29/2004                 $ 19,620                          $ 16,778
3/31/2004                 $ 19,753                          $ 16,892
4/30/2004                 $ 19,649                          $ 16,777
5/31/2004                 $ 19,404                          $ 16,493
6/30/2004                 $ 19,667                          $ 16,729
7/31/2004                 $ 19,952                          $ 16,957
8/31/2004                 $ 20,291                          $ 17,289
9/30/2004                 $ 20,554                          $ 17,540
10/31/2004                $ 20,928                          $ 17,857

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                          One            Five            Since
                                          Year           Year         Inception*
--------------------------------------------------------------------------------
Janus High-Yield Fund                    10.62%          7.38%            8.71%
--------------------------------------------------------------------------------
Lehman Brothers High-Yield
Bond Index                               12.32%          6.89%            6.78%
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for High Current
Yield Funds                             244/419         41/275            2/112
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - December 29, 1995

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                        Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example                  (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------
Actual                          $1,000.00                 $1,065.10                   $4.78
--------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000.00                 $1,020.51                   $4.67
--------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                          Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus High-Yield Fund                                    0.96%
--------------------------------------------------------------------------------
High Current Yield Funds Average                         1.32%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds.
High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2006.

There were no waivers in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

A 2% redemption fee may be imposed on shares held for 3 months or less.

Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


                                        Janus Income Funds  October 31, 2004  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus High-Yield Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Corporate Bonds - 91.9%
Advertising Services - 0.3%
    $1,250,000   R.H. Donnelley Financial Corp., 8.875%
                   company guaranteed notes
                   due 12/15/10 .................................  $  1,418,750

Aerospace and Defense - Equipment - 1.1%
     3,000,000   BE Aerospace, Inc., 8.50%
                   senior notes, due 10/1/10 ....................     3,285,000
     3,000,000   DRS Technologies, Inc., 6.875%
                   senior subordinated notes, due 11/1/13 .......     3,150,000
                                                                      6,435,000

Agricultural Chemicals - 0.8%
                 IMC Global, Inc.:
     4,000,000     6.55%, notes, due 1/15/05 ....................     4,030,000
       250,000     Series B, 10.875%, company guaranteed
                   notes due 6/1/08 .............................       303,750
                                                                      4,333,750

Apparel Manufacturers - 0.3%
     1,500,000   Phillips-Van Heusen Corp., 8.125%
                   senior notes, due 5/1/13 .....................     1,627,500

Automotive - Truck Parts and Equipment - Original - 2.5%
       950,000   Dana Corp., 9.00%
                   notes, due 8/15/11 ...........................     1,130,500
     6,900,000   Tenneco Automotive, Inc., 11.625%
                   company guaranteed notes, due 10/15/09 .......     7,331,250
                 TRW Automotive, Inc.:
     1,750,000     9.375%, senior notes, due 2/15/13 ............     2,012,500
     2,600,000     11.00%, senior subordinated notes
                   due 2/15/13 ..................................     3,094,000
       400,000   United Components, Inc., 9.375%
                   senior subordinated notes, due 6/15/13 .......       434,000
                                                                     14,002,250

Building - Residential and Commercial - 2.3%
     2,500,000   D.R. Horton, Inc., 8.50%
                   company guaranteed notes, due 4/15/12 ........     2,818,750
     2,500,000   Meritage Corp., 9.75%
                   company guaranteed notes, due 6/1/11 .........     2,787,500
     5,000,000   WCI Communities, Inc., 10.625%
                   company guaranteed notes, due 2/15/11 ........     5,625,000
     1,250,000   William Lyon Homes, Inc. 10.75%
                   company guaranteed notes due 4/1/13 ..........     1,421,875
                                                                     12,653,125

Building and Construction Products - Miscellaneous - 0.5%
     2,250,000   Associated Materials, Inc., 0%
                   senior discount notes, due 3/1/14 (144A)(omega)    1,676,250
     1,250,000   THL Buildco (Nortek, Inc.), 8.50%
                   senior subordinated notes, due 9/1/14 (144A) .     1,325,000
                                                                      3,001,250

Cable Television - 3.5%
                 Charter Communications Holdings II:
       850,000     8.25%, senior notes, due 4/1/07 ..............       803,250
     3,250,000     8.625%, senior notes, due 4/1/09 .............     2,616,250
     4,500,000     10.25%, senior notes, due 9/15/10 ............     4,680,000
                 CSC Holdings, Inc.:
       450,000     7.25%, senior notes, due 7/15/08 .............       477,563
     2,250,000     8.125%, senior notes, due 7/15/09 ............     2,475,000
     5,000,000   DIRECTV Holdings LLC, 8.375%
                   senior notes, due 3/15/13 ....................     5,700,000
     2,500,000   Echostar DBS Corp., 6.625%
                   company guaranteed notes
                   due 10/1/14 (144A) ...........................     2,556,250
                                                                     19,308,313

Casino Hotels - 2.3%
     3,000,000   Kerzner International, Ltd., 8.875%
                   company guaranteed notes, due 8/15/11 ........     3,307,500
     1,250,000   MGM Mirage, Inc., 8.375%
                   company guaranteed notes, due 2/1/11 .........     1,409,375
     2,000,000   MTR Gaming Group, Inc., 9.75%
                   company guaranteed notes, due 4/1/10 .........     2,160,000
     5,000,000   Venetian Casino Resort LLC, 11.00%
                   company guaranteed notes, due 6/15/10 ........     5,743,750
                                                                     12,620,625

Casino Services - 0.3%
     1,500,000   Mikohn Gaming Corp., 11.875%
                   company guaranteed notes, due 8/15/08 ........     1,590,000

Cellular Telecommunications - 2.7%
     5,500,000   Centennial Communications Corp., 10.125%
                   company guaranteed notes, due 6/15/13 ........     5,967,500
       800,000   Horizon PCS, Inc., 11.375%
                   senior notes, due 7/15/12 (144A) .............       848,000
     3,750,000   Nextel Communications, Inc., 6.875%
                   senior notes, due 10/31/13 ...................     4,068,750
     1,250,000   Ubiquitel Operating Co., 9.875%
                   senior notes, due 3/1/11 .....................     1,353,125
     2,500,000   Western Wireless Corp., 9.25%
                   senior notes, due 7/15/13 ....................     2,662,500
                                                                     14,899,875

Chemicals - Diversified - 2.7%
                 Huntsman Company LLC:
       750,000     9.32%, company guaranteed notes
                   due 7/15/11 (144A)(omega) ....................       804,375
     2,250,000     11.50%, company guaranteed notes
                   due 7/15/12 (144A) ...........................     2,531,250
                 Lyondell Chemical Co.:
     3,100,000     9.50%, company guaranteed notes
                   due 12/15/08 .................................     3,379,000
     2,500,000     10.875%, company guaranteed notes
                   due 5/1/09 ...................................     2,653,125
     4,600,000     11.125%, secured notes
                   due 7/15/12 ..................................     5,422,250
                                                                     14,790,000

See Notes to Schedules of Investments and Financial Statements.


24  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Chemicals - Plastics - 0.5%
    $2,625,000   PolyOne Corp., 8.875%
                   senior notes, due 5/1/12 .....................  $  2,802,188

Chemicals - Specialty - 2.0%
     5,000,000   Equistar Chemicals, L.P., 6.50%
                   notes, due 2/15/06 ...........................     5,162,500
       100,000   MacDermid, Inc., 9.125%
                   company guaranteed notes, due 7/15/11 ........       111,750
     5,375,000   Nalco Co., 8.875%
                   senior subordinated notes, due 11/15/13 ......     5,892,344
                                                                     11,166,594

Coal - 0.2%
     1,200,000   Peabody Energy Corp., 5.875%
                   senior notes, due 4/15/16 ....................     1,224,000

Commercial Services - 0.1%
       500,000   Iron Mountain, Inc., 7.75%
                   company guaranteed notes, due 1/15/15 ........       540,000

Consumer Products - Miscellaneous - 0.6%
     2,500,000   Jarden Corp., 9.75%
                   company guaranteed notes, due 5/1/12 .........     2,712,500
       850,000   Prestige Brands, Inc., 9.25%
                   senior subordinated notes
                   due 4/15/12 (144A) ...........................       858,500
                                                                      3,571,000

Containers - Metal and Glass - 5.1%
     3,400,000   Ball Corp., 7.75%
                   company guaranteed notes, due 8/1/06 .........     3,646,500
     6,500,000   Crown Cork & Seal Company, Inc., 7.00%
                   company guaranteed notes, due 12/15/06 .......     6,776,249
                 Crown European Holdings S.A.:
     2,500,000     9.50%, secured notes, due 3/1/11 .............     2,850,000
     1,750,000     10.875%, secured notes, due 3/1/13 ...........     2,078,125
                 Owens-Brockway Glass Container, Inc.:
     5,000,000     8.875%, company guaranteed notes
                   due 2/15/09 ..................................     5,487,500
     3,500,000     8.25%, company guaranteed notes
                   due 5/15/13 ..................................     3,850,000
                 Owens-Illinois, Inc.:
     2,500,000     8.10%, senior notes, due 5/15/07 .............     2,650,000
     1,250,000     7.50%, debentures, due 5/15/10 ...............     1,306,250
                                                                     28,644,624

Containers - Paper and Plastic - 0.8%
       750,000   Graham Packaging Company, Inc.:
                   8.50%, senior notes, due 10/15/12 (144A) .....       787,500
     1,250,000     9.875%, subordinated notes
                   due 10/15/14 (144A) ..........................     1,325,000
     2,000,000   Plastipak Holdings, Inc. - 10.75%
                   company guaranteed notes, due 9/1/11 .........     2,240,000
                                                                      4,352,500

Cruise Lines - 0.6%
     3,000,000   Royal Caribbean Cruises, Ltd., 8.00%
                   senior notes, due 5/15/10 ....................     3,435,000

Dialysis Centers - 0.3%
     1,250,000   National Nephrology Associates, Inc., 9.00%
                   senior subordinated notes
                   due 11/1/11 (144A) ...........................     1,443,750

Distribution/Wholesale - 0.1%
       750,000   Ingram Micro, Inc., 9.875%
                   senior subordinated notes, due 8/15/08 .......       823,125

Diversified Operations - 1.2%
     1,600,000   J.B. Poindexter & Co., 8.75%
                   senior notes, due 3/15/14 (144A) .............     1,712,000
     5,000,000   Tyco International Group S.A., 5.80%
                   company guaranteed notes, due 8/1/06 .........     5,236,220
                                                                      6,948,220

Electric - Distribution - 0.4%
     2,000,000   BRL Universal Equipment, Inc., 8.875%
                   secured notes, due 2/15/08 ...................     2,110,000

Electric - Generation - 2.8%
     2,250,000   AES Corp., 9.00%
                   secured notes, due 5/15/15 (144A) ............     2,621,250
                 Allegheny Energy Supply Company LLC:
     2,175,000     10.25%, secured notes, due 11/15/07 ..........     2,501,250
     3,650,000     7.80%, notes, due 3/15/11 ....................     4,024,125
     3,550,000     8.25%, bonds, due 4/15/12 (144A)(omega),ss. ..     4,002,625
     2,100,000   Edison Mission Energy, 7.73%
                   senior notes, due 6/15/09 ....................     2,236,500
                                                                     15,385,750

Electric - Integrated - 3.6%
     4,300,000   Allegheny Energy, Inc., 7.75%
                   notes, due 8/1/05 ............................     4,429,000
     1,650,000   CMS Energy Corp., 9.875%
                   senior notes, due 10/15/07 ...................     1,852,125
     1,750,000   DPL, Inc., 6.875%
                   senior notes, due 9/1/11 .....................     1,907,500
     2,250,000   Illinois Power Co., 11.50%
                   first mortgage notes, due 12/15/10 ...........     2,668,331
     6,500,000   Mission Energy Holding, Inc., 13.50%
                   secured notes, due 7/15/08 ...................     8,238,749
       285,000   Nevada Power Co., 6.50%
                   mortgage notes, due 4/15/12 ..................       296,400
       575,000   Sierra Pacific Power Co., 6.25%
                   mortgage notes, due 4/15/12 ..................       595,125
                                                                     19,987,230

Electronic Components - Miscellaneous - 0.3%
     1,700,000   Aavid Thermal Technologies, Inc., 12.75%
                   company guaranteed notes, due 2/1/07 .........     1,836,000

Electronic Components - Semiconductors - 1.3%
     2,000,000   Advanced Micro Devices, Inc., 7.75%
                   senior notes, due 11/1/12 (144A) .............     2,005,000
                 Freescale Semiconductor, Inc.:
     2,500,000     4.82%, senior notes, due 7/15/09 (144A)(omega)     2,587,500
     2,250,000     7.125%, senior notes, due 7/15/14 (144A) .....     2,385,000
                                                                      6,977,500

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus High-Yield Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Finance - Other Services - 1.6%
    $3,050,000   Athena Neuro Financial LLC, 7.25%
                   company guaranteed notes, due 2/21/08 ........  $  3,175,813
     1,600,000   Madison River Capital LLC/Madison River
                   Finance Corp., 13.25%
                   senior notes, due 3/1/10 .....................     1,704,000
     3,500,000   Nexstar Finance LLC/Nexstar Finance, Inc.
                   12.00%, company guaranteed notes
                   due 4/1/08 ...................................     3,815,000
                                                                      8,694,813

Food - Dairy Products - 0.2%
                 Dole Food Company, Inc.:
       500,000     7.25%, senior notes, due 5/1/09(omega) .......       553,750
       750,000     7.25%, company guaranteed notes
                   due 6/15/10 ..................................       785,625
                                                                      1,339,375

Food - Diversified - 0.8%
       750,000   Chiquita Brands International, Inc., 7.50%
                   senior notes, due 11/1/14 (144A) .............       768,750
     3,250,000   Wornick Co., 10.875%
                   secured notes, due 7/15/11 (144A)ss. .........     3,510,000
                                                                      4,278,750

Funeral Services and Related Items - 0.8%
     4,000,000   Stewart Enterprises, Inc., 10.75%
                   company guaranteed notes, due 7/1/08 .........     4,400,000

Gambling-Non Hotel - 0.8%
     1,750,000   Mohegan Tribal Gaming Authority, 8.00%
                   senior subordinated notes, due 4/1/12 ........     1,933,750
     2,275,000   River Rock Entertainment Authority, 9.75%
                   senior notes, due 11/1/11 ....................     2,474,063
                                                                      4,407,813

Gas - Distribution - 0.4%
     2,000,000   Colorado Interstate Gas Co., 10.00%
                   debentures, due 6/15/05 ......................     2,095,000

Hospital Beds and Equipment - 0.1%
       750,000   Kinetic Concepts, Inc., 7.375%
                   senior subordinated notes, due 5/15/13 .......       787,500

Hotels and Motels - 1.6%
     4,750,000   John Q. Hamons Hotels, Inc., 8.875%
                   first mortgage notes, due 5/15/12 ............     5,462,500
     1,650,000   La Quinta Corp., 7.00%
                   notes, due 8/15/07 ...........................     1,744,875
     1,650,000   Starwood Hotels & Resorts Worldwide, Inc.
                   7.875%, company guaranteed notes
                   due 5/1/12(omega) ............................     1,934,625
                                                                      9,142,000

Independent Power Producer - 2.1%
     1,250,000   NRG Energy, Inc., 8.00%
                   secured notes, due 12/15/13 (144A) ...........     1,376,563
                 Reliant Energy, Inc.:
     3,200,000     9.25%, secured notes, due 7/15/10 ............     3,552,000
     6,050,000     9.50%, secured notes, due 7/15/13 ............     6,806,250
                                                                     11,734,813

Instruments - Scientific - 0.9%
                 Fisher Scientific International, Inc.:
     2,606,000     8.125%, senior subordinated notes
                   due 5/1/12 ...................................     2,905,690
     2,000,000     6.75%, senior subordinated notes
                   due 8/15/14 (144A) ...........................     2,140,000
                                                                      5,045,690

Leisure and Recreation Products - 0.2%
     1,250,000   K2, Inc., 7.375%
                   senior notes, due 7/1/14 (144A) ..............     1,362,500

Machinery - Construction and Mining - 0.3%
     1,550,000   Terex Corp., 10.375%
                   company guaranteed notes, due 4/1/11 .........     1,743,750

Machinery - Farm - 0.8%
     4,000,000   Case New Holland, Inc., 9.25%
                   senior notes, due 8/1/11 (144A) ..............     4,560,000

Machinery - General Industrial - 0.1%
       600,000   Dresser-Rand Group, Inc., 7.375%
                   senior subordinated notes
                   due 11/1/14 (144A) ...........................       628,500

Medical - Biomedical and Genetic - 0.5%
     2,500,000   Bio-Rad Laboratories, Inc., 7.50%
                   senior subordinated notes, due 8/15/13 .......     2,706,250

Medical - Drugs - 0.5%
     2,700,000   Elan Pharmaceutical Investments, Ltd.
                   7.62%, company guaranteed notes
                   due 3/15/05 (144A)ss. ........................     2,747,250

Medical - Nursing Homes - 0.1%
       750,000   Beverly Enterprises, Inc., 7.875%
                   senior subordinated notes
                   due 6/15/14 (144A) ...........................       803,438

Metal - Diversified - 1.0%
     1,500,000   Earle M. Jorgensen Co., 9.75%
                   secured notes, due 6/1/12 ....................     1,665,000
                 Freeport-McMoRan Copper & Gold, Inc.:
     3,100,000     10.125%, senior notes, due 2/1/10 ............     3,479,750
       750,000     6.875%, senior notes, due 2/1/14 .............       731,250
                                                                      5,876,000

Metal Products - Fasteners - 0.2%
     1,100,000   Fastentech, Inc., 11.50%
                   senior notes, due 5/1/11 (144A) ..............     1,243,000

Miscellaneous Manufacturing - 0.4%
     1,000,000   Maax Corp., 9.75%
                   senior subordinated notes
                   due 6/15/12 (144A) ...........................     1,075,000
     1,250,000   Reddy Ice Group, Inc., 8.875%
                   senior subordinated notes, due 8/1/11 ........     1,353,125
                                                                      2,428,125

Multimedia - 0.5%
     2,500,000   LBI Media, Inc., 10.125%
                   company guaranteed notes, due 7/15/12 ........     2,781,250

See Notes to Schedules of Investments and Financial Statements.


26  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Non-Hazardous Waste Disposal - 0.8%
    $4,150,000   Allied Waste North America, Inc.
                   7.625%, company guaranteed notes
                   due 1/1/06 ...................................  $  4,295,250

Office Automation and Equipment - 0.5%
     2,900,000   Xerox Corp., 6.875%
                   senior notes, due 8/15/11 ....................     3,095,750

Oil - Field Services - 1.2%
                 Hanover Compressor Co.:
     3,050,000     4.75%, convertible senior notes
                   due 3/15/08 ..................................     2,931,813
     2,500,000     8.625%, company guaranteed notes
                   due 12/15/10 .................................     2,750,000
       750,000     9.00%, senior notes, due 6/1/14 ..............       836,250
                                                                      6,518,063

Oil Companies - Exploration and Production - 4.0%
     2,500,000   Chesapeake Energy Corp., 7.50%
                   senior notes, due 9/15/13 ....................     2,787,500
     1,500,000   El Paso Production Holding Co., 7.75%
                   company guaranteed notes, due 6/1/13 .........     1,563,750
     2,000,000   Energy Partners, Ltd., 8.75%
                   company guaranteed notes, due 8/1/10 .........     2,170,000
       775,000   Evergreen Resources, Inc., 5.875%
                   senior subordinated notes, due 3/15/12 .......       798,250
                 Forest Oil Corp.:
     3,250,000     8.00%, senior notes, due 6/15/08 .............     3,607,500
     3,900,000     8.00%, senior notes, due 12/15/11 ............     4,445,999
     1,300,000   Magnum Hunter Resources, Inc., 9.60%
                   company guaranteed notes, due 3/15/12 ........     1,485,250
     3,000,000   Stone Energy Corp., 8.25%
                   senior subordinated notes, due 12/15/11 ......     3,255,000
     2,000,000   Swift Energy Co., 9.375%
                   senior subordinated notes, due 5/1/12 ........     2,260,000
                                                                     22,373,249

Oil Companies - Integrated - 1.0%
                 El Paso CGP Co.:
     2,250,000     7.50%, notes, due 8/15/06 ....................     2,345,625
     1,250,000     7.625%, notes, due 9/1/08 ....................     1,293,750
     1,750,000     9.625%, debentures, due 5/15/12 ..............     1,903,125
                                                                      5,542,500

Oil Refining and Marketing - 0.2%
       975,000   Enterprise Products Operating L.P., 4.625%
                   senior notes, due 10/15/09 (144A) ............       985,046

Paper and Related Products - 1.5%
     1,000,000   Boise Cascade LLC, 7.125%
                   senior subordinated notes
                   due 10/15/14 (144A) ..........................     1,043,808
                 Georgia-Pacific Corp.:
     4,000,000     9.50%, debentures, due 12/1/11 ...............     4,980,000
     2,000,000     9.375%, company guaranteed notes
                   due 2/1/13 ...................................     2,355,000
                                                                      8,378,808

Pipelines - 3.8%
     1,000,000   ANR Pipeline, Co., 8.875%
                   notes, due 3/15/10 ...........................     1,122,500
     2,250,000   Dynegy Holdings, Inc., 10.125%
                   secured notes, due 7/15/13 (144A)ss. .........     2,621,250
                 El Paso Corp.:
     1,000,000     7.00%, senior notes, due 5/15/11 .............     1,005,000
     2,000,000     7.875%, notes, due 6/15/12 ...................     2,085,000
     3,600,000   Northwest Pipeline Corp., 8.125%
                   company guaranteed notes
                   due 3/1/10 ...................................     4,036,500
     1,900,000   Sonat, Inc., 6.875%
                   notes, due 6/1/05 ............................     1,926,125
     4,250,000   Southern Natural Gas Co., 8.875%
                   notes, due 3/15/10 ...........................     4,786,562
     3,250,000   Transcontinental Gas Pipe Line Corp.
                   7.00%, notes, due 8/15/11 ....................     3,615,625
                                                                     21,198,562

Poultry - 0.4%
     1,780,000   Pilgrim's Pride Corp., 9.625%
                   company guaranteed notes, due 9/15/11 ........     2,000,275

Printing - Commercial - 0.3%
     2,000,000   American Color Graphics, Inc., 10.00%
                   notes, due 6/15/10 ...........................     1,530,000

Private Corrections - 0.3%
     1,500,000   Corrections Corporation of America, 7.50%
                   senior notes, due 5/1/11 .....................     1,621,875

Publishing - Periodicals - 1.7%
       600,000   Advertising Directory Solutions Holdings, Inc.
                   9.25%, senior notes, due 11/15/12 (144A) .....       626,250
                 CBD Media Holdings LLC:
       800,000     8.625%, company guaranteed notes
                   due 6/1/11 ...................................       838,000
     1,250,000     9.25%, senior notes, due 7/15/12 (144A) ......     1,256,250
     1,709,000   Dex Media West Finance Co., 9.875%
                   senior subordinated notes, due 8/15/13 .......     2,020,893
     4,500,000   Dex Media, Inc., 8.00%
                   notes, due 11/15/13 ..........................     4,815,000
                                                                      9,556,393

Real Estate Management/Services - 0.6%
     3,000,000   LNR Property Corp., 7.625%
                   senior subordinated notes, due 7/15/13 .......     3,345,000

Recycling - 0.3%
     1,400,000   IMCO Recycling, Inc., 10.375%
                   secured notes, due 10/15/10 ..................     1,561,000

REIT - Health Care - 0.5%
     2,500,000   Senior Housing Properties Trust, 8.625%
                   senior notes, due 1/15/12 ....................     2,818,750

REIT - Hotels - 0.6%
                 La Quinta Properties, Inc.:
     1,250,000     8.875%, senior notes, due 3/15/11 ............     1,412,500
     1,000,000     7.00%, senior notes, due 8/15/12 (144A) ......     1,073,750
       750,000   MeriStar Hospitality Corp., 9.00%
                   company guaranteed notes, due 1/15/08 ........       787,500
       300,000   MeriStar Hospitality Operating Finance Corp.
                   10.50%, company guaranteed notes
                   due 6/15/09 ..................................       330,000
                                                                      3,603,750

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  27

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--------------------------------------------------------------------------------

Janus High-Yield Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                           Value
================================================================================
Resorts and Theme Parks - 0.7%
    $3,000,000   Booth Creek Ski Holdings, Inc., 12.50%
                   company guaranteed notes, due 3/15/07 ........  $  3,007,500
       800,000   Intrawest Corp., 7.50%
                   senior notes, due 10/15/13 (144A) ............       856,000
                                                                      3,863,500

Retail - Automobile - 0.4%
     1,900,000   Group 1 Automotive, Inc., 8.25%
                   senior subordinated notes, due 8/15/13 .......     2,009,250

Retail - Drug Store - 0.9%
                 Jean Coutu Group (PJC), Inc.:
     1,500,000     7.625%, senior notes, due 8/1/12 (144A) ......     1,586,250
     2,000,000     8.50%, senior subordinated notes
                   due 8/1/14 (144A) ............................     2,040,000
     1,250,000   Rite Aid Corp., 6.125%
                   notes, due 12/15/08 (144A)(omega) ............     1,187,500
                                                                      4,813,750

Retail - Home Furnishings - 0.3%
     1,850,000   Levitz Home Furnishing, Inc., 12.00%
                   secured notes, due 11/1/11 (144A) ............     1,850,000

Retail - Major Department Stores - 0.4%
     2,000,000   J.C. Penney Company, Inc., 8.125%
                   debentures, due 4/1/27 .......................     2,205,000

Retail - Propane Distribution - 0.7%
                 Ferrellgas Partners, L.P.:
     3,000,000     8.75%, senior notes, due 6/15/12 .............     3,262,500
       850,000     6.75%, senior notes, due 5/1/14 ..............       879,750
                                                                      4,142,250

Retail - Regional Department Stores - 0.5%
     2,775,000   Dillard's, Inc., 6.625%
                   notes, due 11/15/08 ..........................     2,858,250

Retail - Restaurants - 0.4%
     2,000,000   VICORP Restaurants, Inc., 10.50%
                   senior notes, due 4/15/11 ....................     2,000,000

Retail - Sporting Goods - 0.2%
       997,000   Big 5 Corp., 10.875%
                   senior notes, due 11/15/07 ...................     1,016,940

Rubber - Tires - 1.3%
                 Goodyear Tire & Rubber Co.:
       775,000     6.625%, notes, due 12/1/06 ...................       798,250
     3,250,000     8.50%, notes, due 3/15/07 ....................     3,331,250
     3,300,000     7.857%, notes, due 8/15/11 ...................     3,126,750
                                                                      7,256,250

Special Purpose Entity - 5.6%
     7,750,000   Dow Jones & Company, Inc. (CDX), 7.75%
                   pass thru certificates, due 12/29/09 (144A) ..     7,972,812
       800,000   Harvest Operations Corp., 7.875%
                   senior notes, due 10/15/11 (144A) ............       829,000
       800,000   Interactive Health LLC, 7.25%
                   senior notes, due 4/1/11 (144A)ss. ...........       696,000
     1,250,000   Jostens Holding Corp., 7.625%
                   company guaranteed notes
                   due 10/1/12 (144A) ...........................     1,293,750
       815,000   Riddell Bell Holdings, Inc., 8.375%
                   senior subordinated notes
                   due 10/1/12 (144A) ...........................       841,488
       430,000   Standard Aero Holdings, Inc., 8.25%
                   senior subordinated notes
                   due 9/1/14 (144A) ............................       454,725
    16,258,791   Targeted Return Index Securities, 8.2105%
                   secured notes, due 8/1/15 (144A)(omega).......    17,823,698
     1,250,000   Vanguard Health Holdings II, 9.00%
                   senior subordinated notes, 10/1/14 (144A) ....     1,306,250
                                                                     31,217,723

Steel - Producers - 0.8%
     1,750,000   AK Steel Holding Corp., 7.875%
                   company guaranteed notes, due 2/15/09 ........     1,776,250
     2,523,000   United States Steel Corp., 9.75%
                   senior notes, due 5/15/10 ....................     2,888,835
                                                                      4,665,085

Telecommunication Equipment - 0.7%
     1,300,000   Avaya, Inc., 11.125%
                   secured notes, due 4/1/09 ....................     1,495,000
     3,200,000   Eschelon Operating Co., 8.375%
                   company guaranteed notes, due 3/15/10 ........     2,560,000
                                                                      4,055,000

Telecommunication Services - 1.3%
     3,054,079   Calpoint Receivable Structured Trust 2001
                   7.44%, notes, due 12/10/06 (144A)ss. .........     3,069,350
     3,250,000   Qwest Corp., 8.875%
                   notes, due 3/15/12 (144A) ....................     3,664,375
       475,000   US WEST Communications, Inc., 5.625%
                   notes, due 11/15/08 ..........................       475,000
                                                                      7,208,725

Telephone  - Integrated - 3.0%
                 AT&T Corp.:
       850,000     6.00%, notes, due 3/15/09 ....................       879,750
       850,000     7.80%, senior notes, due 11/15/11(omega) .....       974,313
     2,750,000   Cincinnati Bell, Inc., 8.375%
                   senior subordinated notes, due 1/15/14 .......     2,626,250
       900,000   MCI Communications Corp., 5.908%
                   senior notes, due 5/1/07 .....................       897,750
     3,700,000   NTL Cable PLC, 8.75%
                   senior notes, due 4/15/14 (144A) .............     4,079,249
                 Qwest Communications International, Inc.:
     3,000,000     5.21125%, senior notes, due 2/15/09
                   (144A)(omega),ss. ............................     2,917,500
       475,000     7.25%, senior notes, due 2/15/11 (144A) ......       471,438
       475,000     7.50%, senior notes, due 2/15/14 (144A) ......       458,375
     2,750,000   Qwest Services Corp., 13.50%
                   notes, due 12/15/10 (144A) ...................     3,265,625
                                                                     16,570,250

See Notes to Schedules of Investments and Financial Statements.


28  Janus Income Funds  October 31, 2004

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--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Theaters - 1.5%
    $2,000,000   LCE Acquisition Corp., 9.00%
                   company guaranteed notes
                   due 8/1/14 (144A) ............................  $  2,095,000
                 Marquee Holdings, Inc.:
     2,000,000     5.97%, senior notes, due 8/15/10 (144A)(omega)     2,080,000
     1,000,000     8.625%, senior notes, due 8/15/12 (144A) .....     1,092,500
     5,250,000     0%, senior discount notes
                   due 8/15/14 (144A)(omega).....................     3,228,750
                                                                      8,496,250

Transportation - Marine - 1.7%
     3,750,000   General Maritime Corp., 10.00%
                   senior notes, due 3/15/13 ....................     4,317,188
     1,000,000   Horizon Lines LLC, 9.00%
                   notes, due 11/1/12 (144A) ....................     1,081,250
     4,250,000   Ship Finance International, Ltd., 8.50%
                   senior notes, due 12/15/13 ...................     4,313,750
                                                                      9,712,188

Wireless Equipment - 0.7%
                 American Tower Corp.:
     2,615,000     9.375%, senior notes, due 2/1/09 .............     2,765,363
     1,200,000     7.50%, senior notes, due 5/1/12 ..............     1,254,000
                                                                      4,019,363
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $487,489,340) .......................   513,117,781
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Publishing - Periodicals - 0.6%
        33,500   Primedia, Inc., Series D, 10.00%
                   (cost $3,286,069) ............................     3,266,250
--------------------------------------------------------------------------------
Warrants - 0.1%
Casino Services - 0.1%
       166,722   Mikohn Gaming Corp. - expires
                   8/15/08*,(beta),(sigma) (cost $167) ..........       501,833
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 0.7%
                 Federal Home Loan Bank System
    $3,700,000     1.69%, 11/1/04 (amortized cost $3,700,000) ...     3,700,000
--------------------------------------------------------------------------------
Time Deposit - 4.7%
                 SunTrust Banks, Inc., ETD
    26,000,000     1.78125%, 11/1/04 (cost $26,000,000) .........    26,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $520,475,576) - 98.0% .............   546,585,864
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.0% ...    11,249,808
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................  $557,835,672
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                 Value        % of Investment Securities
--------------------------------------------------------------------------------
Bahamas                             $  3,307,500                           0.6%
Bermuda                                7,061,000                           1.3%
Canada                                 6,386,250                           1.2%
France                                 4,928,125                           0.9%
Liberia                                3,435,000                           0.6%
Luxembourg                             5,236,220                           0.9%
Marshall Islands                       4,317,188                           0.8%
United Kingdom                        10,855,500                           2.0%
United States++                      501,059,081                          91.7%
--------------------------------------------------------------------------------
Total                               $546,585,864                         100.0%

++Includes Short-Term Securities and Other Securities (86.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  29

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--------------------------------------------------------------------------------

Janus Short-Term Bond Fund (unaudited)

================================================================================
Fund Strategy

This fund seeks a stable return with minimum risk to capital.
================================================================================

                                                               [PHOTO OMITTED]
                                                               Gibson Smith
                                                               portfolio manager

Performance Overview

Janus Short-Term Bond Fund advanced during the 12 months ended October 31, 2004, outperforming its benchmark, the Lehman Brothers Government/Credit 1-3 Year Index. The Fund returned 2.94%, while the benchmark gained 2.20% for the period. Notably, these solid returns were logged in an environment typically unfavorable for bonds, as the Federal Reserve Board began raising interest rates in June.

The Fund's outperformance of its benchmark was primarily due to our disciplined, bottom-up selection of strong individual credits and our underweight duration position earlier in the year. By targeting issuers committed to containing costs, improving cash flows and paying down debt, we were able to create a competitive edge for the Fund.

Strategy in this Environment

I was pleased to see the market shift its focus during the year to issuers offering not only liquidity, but also solid underlying business fundamentals. This change in sentiment aligned nicely with our longstanding philosophy of focusing on the quality of companies' management teams and their ability to build and apply successful business models. While seeking strong credit stories, I also maintained a short average duration relative to the Index in light of the volatile interest rate environment.

Portfolio Composition

As of October 31, 2004, we invested approximately 45.0% of the Fund's total net assets in U.S. Treasury Notes and 15.5% in high-yield bonds. Meanwhile, investment-grade bonds and agency bonds accounted for 27.9% and 9.5% of the Fund's total net assets, respectively.

Fund Profile
--------------------------------------------------------------------------------
                                  October 31, 2004             October 31, 2003

Weighted Average Maturity                 1.9 Yrs.                     2.7 Yrs.
Average Modified Duration**               1.7 Yrs.                     2.5 Yrs.
30-Day Current Yield***
 With Reimbursement                          2.10%                        1.85%
 Without Reimbursement                       1.77%                        1.54%
Weighted Average Fixed Income
 Credit Rating                                   A                            A
Number of Notes/Bonds                           69                           67

 **A theoretical measure of price volatility
***Yield will fluctuate

High-Yield Upgrade Recipients Bolstered Performance

One key factor positively impacting performance was our weighting in a group of high-yield bonds that we believed had the potential to be rewarded for improving their credit. We targeted these so-called "rising stars" based on our in-depth research and face-to-face meetings with management teams. Throughout the year, our confidence in certain names proved to be well-placed in numerous instances.

For example, bonds issued by Tyco International enjoyed superior returns. After enduring an accounting scandal that emerged back in 2002, the company has shown that it is fully committed to paying down debt under the leadership of Chairman and CEO, Ed Breen. As a result, Tyco's bonds received a ratings upgrade from high-yield to investment grade during the year that sent the price of Tyco's debt significantly higher.

Another standout was apparel retailer Gap Inc. After several years of merchandising missteps and heavy discounting, the company has orchestrated an impressive turnaround. Aided by a management change, the retailer has succeeded in differentiating its three chains: The Gap, Banana Republic and Old Navy. Additionally, it has been able to win back customers willing to pay full price for its fashions. Meanwhile, behind the scenes, the company worked hard to bolster its underlying financial strength and liquidity, and, in affirmation of these positive developments, Moody's raised Gap's senior debt rating late in 2003. The company's bonds continued to perform well for the Fund throughout the remainder of the reporting period.


30  Janus Income Funds  October 31, 2004

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--------------------------------------------------------------------------------

(unaudited)

Cautious Approach in Summer Months Held Fund Back

Typically, bonds struggle when interest rates rise. Recognizing that the Federal Reserve Board was on the verge of implementing rate hikes, I maintained a relatively low average duration heading into the summer. Unfortunately, this approach was detrimental to the Fund's performance in June and July. Although the Fed tightened as expected, bonds unexpectedly surged ahead. It was a rare turn of events that seemed to be fueled by investors' lack of confidence in the economy's underlying health. Instead of punishing Treasuries in an environment of rising interest rates, investors maintained their appetite for investments viewed as "safe havens." As a result, longer-duration government securities performed especially well during these months, and the Fund was not positioned to fully capitalize on this surprising trend.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

Significant Areas of Investment - (% of Net Assets)
--------------------------------------------------------------------------------
                                                     Janus Short-Term Bond Fund
         Electric - Integrated                                            10.6%
Diversified Financial Services                                             3.5%
  Containers - Metal and Glass                                             2.3%
          Finance - Auto Loans                                             2.2%
        Diversified Operations                                             2.0%

Investment Strategy and Outlook

In light of missing the rally in rates at the end of the summer, the Fund produced very good results. We expect interest rates to continue to rise in 2005, albeit at a slower rate. Furthermore, the economy has been gaining ground in recent months and the uncertainty of the presidential election is now behind us. Given these conditions, I expect to remain below our benchmark index's average duration as a precautionary measure, focusing on shorter-duration securities I believe are capable of earning a high coupon.

I will also continue to emphasize credit selection in the Fund with a focus on improving credit stories. Specifically, I'll be looking for opportunities to balance the Fund's rate-sensitive Treasury holdings with investments in better-quality, higher-yielding short-term bonds issued by companies that may be candidates for credit upgrades or other positive events. I also expect to maintain positions in Treasury Inflation Protected Securities, better known as TIPS, and floating rate bonds. I believe both of these areas of investment can bring additional layers of diversity to the Fund in today's volatile market.

Thank you for your continued investment in Janus Short-Term Bond Fund.


                                        Janus Income Funds  October 31, 2004  31

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--------------------------------------------------------------------------------

Janus Short-Term Bond Fund (unaudited)

Performance
================================================================================

                          Initial Investment of $10,000

 [The following table was depicted as a mountain chart in the printed material.]

                       Janus Short-Term Bond        Lehman Brothers Government/
                               Fund                    Credit 1-3 Year Index
                       ---------------------        ---------------------------
    9/1/1992*                 $ 10,000                         $ 10,000
   9/30/1992                  $ 10,057                         $ 10,094
  10/31/1992                   $ 9,983                         $ 10,034
  11/30/1992                   $ 9,942                         $ 10,020
  12/31/1992                  $ 10,047                         $ 10,114
   1/31/1993                  $ 10,151                         $ 10,222
   2/28/1993                  $ 10,258                         $ 10,306
   3/31/1993                  $ 10,269                         $ 10,339
   4/30/1993                  $ 10,317                         $ 10,404
   5/31/1993                  $ 10,357                         $ 10,380
   6/30/1993                  $ 10,402                         $ 10,459
   7/31/1993                  $ 10,446                         $ 10,483
   8/31/1993                  $ 10,555                         $ 10,571
   9/30/1993                  $ 10,595                         $ 10,605
  10/31/1993                  $ 10,600                         $ 10,629
  11/30/1993                  $ 10,604                         $ 10,633
  12/31/1993                  $ 10,666                         $ 10,676
   1/31/1994                  $ 10,783                         $ 10,744
   2/28/1994                  $ 10,721                         $ 10,679
   3/31/1994                  $ 10,601                         $ 10,624
   4/30/1994                  $ 10,578                         $ 10,583
   5/31/1994                  $ 10,595                         $ 10,598
   6/30/1994                  $ 10,614                         $ 10,625
   7/31/1994                  $ 10,668                         $ 10,722
   8/31/1994                  $ 10,726                         $ 10,758
   9/30/1994                  $ 10,750                         $ 10,734
  10/31/1994                  $ 10,731                         $ 10,759
  11/30/1994                  $ 10,679                         $ 10,714
  12/31/1994                  $ 10,706                         $ 10,734
   1/31/1995                  $ 10,727                         $ 10,882
   2/28/1995                  $ 10,824                         $ 11,032
   3/31/1995                  $ 10,855                         $ 11,095
   4/30/1995                  $ 10,912                         $ 11,195
   5/31/1995                  $ 11,048                         $ 11,389
   6/30/1995                  $ 11,104                         $ 11,451
   7/31/1995                  $ 11,118                         $ 11,497
   8/31/1995                  $ 11,178                         $ 11,567
   9/30/1995                  $ 11,237                         $ 11,624
  10/31/1995                  $ 11,327                         $ 11,720
  11/30/1995                  $ 11,458                         $ 11,821
  12/31/1995                  $ 11,551                         $ 11,911
   1/31/1996                  $ 11,640                         $ 12,013
   2/29/1996                  $ 11,606                         $ 11,967
   3/31/1996                  $ 11,577                         $ 11,958
   4/30/1996                  $ 11,549                         $ 11,970
   5/31/1996                  $ 11,569                         $ 11,998
   6/30/1996                  $ 11,664                         $ 12,086
   7/31/1996                  $ 11,683                         $ 12,133
   8/31/1996                  $ 11,702                         $ 12,177
   9/30/1996                  $ 11,879                         $ 12,289
  10/31/1996                  $ 12,062                         $ 12,428
  11/30/1996                  $ 12,249                         $ 12,521
  12/31/1996                  $ 12,265                         $ 12,523
   1/31/1997                  $ 12,370                         $ 12,583
   2/28/1997                  $ 12,433                         $ 12,615
   3/31/1997                  $ 12,407                         $ 12,605
   4/30/1997                  $ 12,515                         $ 12,708
   5/31/1997                  $ 12,580                         $ 12,797
   6/30/1997                  $ 12,686                         $ 12,886
   7/31/1997                  $ 12,794                         $ 13,029
   8/31/1997                  $ 12,816                         $ 13,041
   9/30/1997                  $ 12,922                         $ 13,142
  10/31/1997                  $ 12,992                         $ 13,236
  11/30/1997                  $ 13,009                         $ 13,270
  12/31/1997                  $ 13,078                         $ 13,357
   1/31/1998                  $ 13,235                         $ 13,486
   2/28/1998                  $ 13,256                         $ 13,500
   3/31/1998                  $ 13,322                         $ 13,552
   4/30/1998                  $ 13,391                         $ 13,619
   5/31/1998                  $ 13,413                         $ 13,693
   6/30/1998                  $ 13,483                         $ 13,764
   7/31/1998                  $ 13,556                         $ 13,828
   8/31/1998                  $ 13,617                         $ 13,987
   9/30/1998                  $ 13,820                         $ 14,175
  10/31/1998                  $ 13,835                         $ 14,237
  11/30/1998                  $ 13,848                         $ 14,234
  12/31/1998                  $ 13,963                         $ 14,289
   1/31/1999                  $ 13,970                         $ 14,350
   2/28/1999                  $ 13,935                         $ 14,290
   3/31/1999                  $ 14,047                         $ 14,391
   4/30/1999                  $ 14,067                         $ 14,440
   5/31/1999                  $ 14,030                         $ 14,429
   6/30/1999                  $ 14,049                         $ 14,471
   7/31/1999                  $ 14,120                         $ 14,513
   8/31/1999                  $ 14,138                         $ 14,551
   9/30/1999                  $ 14,208                         $ 14,649
  10/31/1999                  $ 14,225                         $ 14,692
  11/30/1999                  $ 14,346                         $ 14,725
  12/31/1999                  $ 14,369                         $ 14,740
   1/31/2000                  $ 14,434                         $ 14,740
   2/29/2000                  $ 14,503                         $ 14,842
   3/31/2000                  $ 14,626                         $ 14,926
   4/30/2000                  $ 14,535                         $ 14,955
   5/31/2000                  $ 14,603                         $ 15,009
   6/30/2000                  $ 14,781                         $ 15,174
   7/31/2000                  $ 14,848                         $ 15,278
   8/31/2000                  $ 14,973                         $ 15,399
   9/30/2000                  $ 15,101                         $ 15,526
  10/31/2000                  $ 15,171                         $ 15,596
  11/30/2000                  $ 15,350                         $ 15,741
  12/31/2000                  $ 15,482                         $ 15,931
   1/31/2001                  $ 15,660                         $ 16,156
   2/28/2001                  $ 15,785                         $ 16,271
   3/31/2001                  $ 15,912                         $ 16,404
   4/30/2001                  $ 15,977                         $ 16,456
   5/31/2001                  $ 16,045                         $ 16,557
   6/30/2001                  $ 16,113                         $ 16,620
   7/31/2001                  $ 16,285                         $ 16,829
   8/31/2001                  $ 16,408                         $ 16,944
   9/30/2001                  $ 16,455                         $ 17,196
  10/31/2001                  $ 16,613                         $ 17,367
  11/30/2001                  $ 16,552                         $ 17,321
  12/31/2001                  $ 16,542                         $ 17,329
   1/31/2002                  $ 16,645                         $ 17,379
   2/28/2002                  $ 16,636                         $ 17,454
   3/31/2002                  $ 16,573                         $ 17,341
   4/30/2002                  $ 16,738                         $ 17,534
   5/31/2002                  $ 16,795                         $ 17,626
   6/30/2002                  $ 16,843                         $ 17,767
   7/31/2002                  $ 16,837                         $ 17,944
   8/31/2002                  $ 16,890                         $ 18,041
   9/30/2002                  $ 16,877                         $ 18,197
  10/31/2002                  $ 16,982                         $ 18,220
  11/30/2002                  $ 16,971                         $ 18,220
  12/31/2002                  $ 17,132                         $ 18,417
   1/31/2003                  $ 17,122                         $ 18,440
   2/28/2003                  $ 17,279                         $ 18,542
   3/31/2003                  $ 17,316                         $ 18,581
   4/30/2003                  $ 17,472                         $ 18,653
   5/31/2003                  $ 17,567                         $ 18,759
   6/30/2003                  $ 17,601                         $ 18,800
   7/31/2003                  $ 17,516                         $ 18,677
   8/31/2003                  $ 17,492                         $ 18,685
   9/30/2003                  $ 17,703                         $ 18,891
  10/31/2003                  $ 17,681                         $ 18,815
  11/30/2003                  $ 17,718                         $ 18,816
  12/31/2003                  $ 17,802                         $ 18,936
   1/31/2004                  $ 17,897                         $ 18,987
   2/29/2004                  $ 17,933                         $ 19,094
   3/31/2004                  $ 18,035                         $ 19,161
   4/30/2004                  $ 17,959                         $ 18,965
   5/31/2004                  $ 17,940                         $ 18,938
   6/30/2004                  $ 17,920                         $ 18,944
   7/31/2004                  $ 18,027                         $ 19,024
   8/31/2004                  $ 18,129                         $ 19,173
   9/30/2004                  $ 18,164                         $ 19,163
  10/31/2004                  $ 18,201                         $ 19,229

Average Annual Total Return - for the periods ended October 31, 2004
--------------------------------------------------------------------------------
                                    One        Five         Ten         Since
                                    Year       Year         Year     Inception*
--------------------------------------------------------------------------------
Janus Short-Term
Bond Fund                           2.94%      5.05%       5.43%        5.05%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit
1-3 Year Index                      2.20%      5.53%       5.98%        5.52%**
--------------------------------------------------------------------------------
Lipper Ranking - based on
total returns for Short Investment
Grade Debt Funds                   13/192      32/96       18/55        12/26
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date - September 1, 1992

**The Lehman Brothers Government/Credit Index's since inception returns are calculated from August 31, 1992.

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                        Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example                  (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
--------------------------------------------------------------------------------------------------------
Actual                          $1,000.00                 $1,013.50                   $3.29
--------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000.00                 $1,021.87                   $3.30
--------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Expense Ratios - Your fund compared with the industry average (vs. peer)
--------------------------------------------------------------------------------
The chart below compares the Janus expenses to the industry average for the same type of fund, based on data provided by Lipper Inc.

================================================================================
                                          Annual Expense Ratio (as of 10/31/04)
--------------------------------------------------------------------------------
Janus Short-Term Bond Fund                                0.65%
--------------------------------------------------------------------------------
Short Investment Grade Debt Funds Average                 0.92%
================================================================================

The Annual Expense Ratio reflects a reduction in the annual rate of the Fund's management fee as of July 1, 2004.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Industry Average Annual Expense Ratios: Industry average annual expense ratios are calculated from the Lipper database and reflect the average total annual expense ratios of similar funds, excluding outliers. While these Lipper averages include funds with many different share classes and fiscal year-ends, they do not reflect the effect of sales charges. Lipper industry average annual expense ratios are updated monthly.


32  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                           Value
================================================================================
Corporate Notes - 43.4%
Agricultural Chemicals - 0.4%
    $1,000,000   IMC Global, Inc., 6.55%
                   notes, due 1/15/05 .............................$  1,007,500

Automotive - Truck Parts and Equipment - Original - 1.1%
     3,000,000   Lear Corp., 7.96%
                   company guaranteed notes, due 5/15/05 ..........   3,079,221

Beverages - Non-Alcoholic - 0.7%
     2,000,000   Bottling Group LLC, 2.45%
                   senior notes, due 10/16/06 .....................   1,983,920

Building - Residential and Commercial - 0.5%
     1,250,000   D.R. Horton, Inc., 7.50%
                   company guaranteed notes, due 12/1/07 ..........   1,365,625

Cable Television - 0.5%
     1,300,000   Lenfest Communications, Inc., 10.50%
                   senior subordinated notes, due 6/15/06 .........   1,442,507

Chemicals - Specialty - 1.1%
     2,900,000   Lubrizol Corp., 4.625%
                   senior notes, due 10/1/09 ......................   2,928,411

Commercial Banks - 1.2%
     3,250,000   Zions Bancorporation, 2.70%
                   senior notes, due 5/1/06 .......................   3,241,404

Consumer Products - Miscellaneous - 0.8%
     1,975,000   Dial Corp., 7.00%
                   senior notes, due 8/15/06 ......................   2,113,507

Containers - Metal and Glass - 2.3%
     2,000,000   Ball Corp., 7.75%
                   company guaranteed notes, due 8/1/06 ...........   2,145,000
     1,555,000   Crown Cork & Seal Company, Inc., 7.00%
                   company guaranteed notes, due 12/15/06 .........   1,621,088
     2,500,000   Owens-Illinois, Inc., 7.15%
                   senior notes, due 5/15/05 ......................   2,562,500
                                                                      6,328,588

Diversified Financial Services - 3.5%
                 General Electric Capital Corp.:
     6,250,000     2.85%, notes, due 1/30/06 ......................   6,267,269
     3,250,000     3.50%, notes, due 8/15/07 ......................   3,276,627
                                                                      9,543,896

Diversified Operations - 2.0%
     5,100,000   Tyco International Group S.A., 5.80%
                   company guaranteed notes, due 8/1/06 ...........   5,340,944

Electric - Generation - 0.5%
     1,250,000   Allegheny Energy Supply Statutory Trust 2001
                   10.25%, secured notes, due 11/15/07 (144A) .....   1,437,500

Electric - Integrated - 10.6%
     4,000,000   CMS Energy Corp., 7.625%
                   senior notes, due 11/15/04 .....................   4,000,000
     4,750,000   Dominion Resources, Inc., 2.80%
                   notes, due 2/15/05 .............................   4,753,686
     4,250,000   FirstEnergy Corp., 5.50%
                   notes, due 11/15/06 ............................   4,422,244
     2,062,000   Pacific Gas and Electric Co., 2.72%
                   first mortgage notes, due 4/3/06(omega) ........   2,064,532
                 Southern California Edison Co.:
     1,250,000     6.375%, notes, due 1/15/06 .....................   1,302,096
     2,400,000     8.00%, first refunding mortgage, due 2/15/07 ...   2,653,831
     4,900,000   TXU Corp., 6.375%
                   senior notes, due 6/15/06 ......................   5,147,439
     4,250,000   TXU Energy Company LLC, 2.83813%
                   notes, due 1/17/06 (144A)(omega) ...............   4,259,176
                                                                     28,603,004

Electronic Components - Semiconductors - 1.5%
     3,850,000   Freescale Semiconductor, Inc., 4.82%
                   senior notes, due 7/15/09 (144A)(omega) ........   3,984,750

Finance - Auto Loans - 2.2%
       750,000   Ford Motor Credit Co., 5.625%
                   notes, due 10/1/08 .............................     775,505
                 General Motors Acceptance Corp.:
     2,000,000     4.50%, notes, due 7/15/06 ......................   2,029,658
     3,000,000     5.125%, notes, due 5/9/08 ......................   3,046,323
                                                                      5,851,486

Finance - Commercial - 1.2%
     3,250,000   CIT Group, Inc., 4.125%
                   senior notes, due 2/21/06 ......................   3,303,976

Finance - Investment Bankers/Brokers - 1.7%
     4,500,000   Citigroup, Inc., 3.50%
                   notes, due 2/1/08 ..............................   4,519,895

Funeral Services and Related Items - 0.1%
       162,000   Service Corporation International, 6.00%
                   notes, due 12/15/05 ............................     165,645

Gas - Transportation - 0.4%
     1,000,000   Williams Gas Pipelines Central, Inc., 7.375%
                   senior notes, due 11/15/06 .....................   1,075,000

Machinery - Farm - 0.5%
     1,250,000   AGCO Corp., 9.50%
                   company guaranteed notes, due 5/1/08 ...........   1,343,750

Machinery - Pumps - 0.2%
       500,000   Flowserve Corp., 12.25%
                   company guaranteed notes, due 8/15/10 ..........     561,250

Medical - Hospitals - 0.8%
     2,000,000   HCA, Inc., 6.91%
                   notes, due 6/15/05 .............................   2,033,866

Oil Companies - Integrated - 0.7%
     2,000,000   BP Capital Markets PLC, 2.75%
                   company guaranteed notes, due 12/29/06 .........   1,999,302

Oil Refining and Marketing - 1.9%
                 Enterprise Products Operating L.P.:
     3,200,000     4.00%, senior notes, due 10/15/07 (144A) .......   3,225,203
     2,000,000     4.625%, senior notes, due 10/15/09 (144A) ......   2,020,608
                                                                      5,245,811

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Short-Term Bond Fund

Schedule of Investments
As of October 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Paper and Related Products - 0.6%
    $1,600,000   Boise Cascade LLC, 5.005%
                   senior notes, due 10/15/12 (144A)(omega) .......$  1,636,000

Pipelines - 1.5%
                 Panhandle Eastern Pipe Line Co.
     1,500,000     Series B, 2.75%, senior notes, due
                   3/15/07 ........................................   1,473,990
     1,500,000     4.80%, senior notes, due 8/15/08 ...............   1,550,177
     1,000,000   Transcontinental Gas Pipe Line Corp.
                   6.125%, notes, due 1/15/05 .....................   1,006,250
                                                                      4,030,417

Reinsurance - 1.2%
     3,250,000   Berkshire Hathaway, Inc., 3.375%
                   notes, due 10/15/08 ............................   3,238,827

Retail - Apparel and Shoe - 1.0%
     2,500,000   Gap, Inc., 6.90%, notes, due 9/15/07 .............   2,712,500

Retail - Major Department Stores - 0.7%
     2,000,000   May Department Stores Co., 3.95%
                   notes, due 7/15/07 (144A) ......................   2,020,642

Telecommunication Services - 0.3%
       750,000   Verizon Global Funding Corp., 4.00%
                   notes, due 1/15/08 .............................     763,277

Telephone - Integrated - 0.4%
     1,100,000   US West Communications, Inc., 6.00%
                   debentures, due 8/1/07 .........................   1,097,250

Theaters - 0.3%
       675,000   Marquee, Inc., 5.97%
                   senior notes, due 8/15/10 (144A)(omega) ........     702,000

Tools - Hand Held - 1.0%
     2,750,000   Stanley Works, 3.50%
                   notes, due 11/1/07 .............................   2,769,289
--------------------------------------------------------------------------------
Total Corporate Notes (cost $116,093,655) ......................... 117,470,960
--------------------------------------------------------------------------------
U.S. Government Agencies - 9.5%
                 Fannie Mae:
    10,430,000     1.875%, due 12/15/04 ...........................  10,427,466
     8,625,000     2.125%, due 4/15/06 ............................   8,572,353
     2,000,000     4.75%, due 1/2/07 ..............................   2,073,204
                 Freddie Mac:
     4,390,000     7.00%, due 7/15/05 .............................   4,533,206
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $25,663,004) .................  25,606,229
--------------------------------------------------------------------------------
U.S. Treasury Notes - 45.0%
                 U.S. Treasury Notes:
     8,620,000     1.50%, due 2/28/05** ...........................   8,605,518
     5,070,000     1.50%, due 7/31/05# ............................   5,045,441
     8,625,000     2.00%, due 8/31/05 .............................   8,611,528
     5,075,000     1.75%, due 10/31/05 ............................   5,044,469
     5,065,000     1.875%, due 1/31/06 ............................   5,037,892
     3,625,000     4.625%, due 5/15/06 ............................   3,746,920
     1,550,000     2.75%, due 6/30/06 .............................   1,557,629
     7,610,000     2.75%, due 7/31/06 .............................   7,645,371
     3,010,000     2.375%, due 8/15/06 ............................   3,004,591
    19,460,000     2.375%, due 8/31/06 ............................  19,413,626
     8,360,000     2.50%, due 9/30/06 .............................   8,353,145
    13,700,000     3.50%, due 11/15/06 ............................  13,952,053
    13,431,641     3.375%, due 1/15/07#,(pi) ......................  14,393,898
     5,040,000     2.25%, due 2/15/07# ............................   4,996,686
     6,375,000     2.75%, due 8/15/07 .............................   6,371,513
     3,002,778     3.625%, due 1/15/08(pi) ........................   3,312,205
     2,725,000     3.50%, due 8/15/09 .............................   2,753,209
--------------------------------------------------------------------------------
Total U.S. Treasury Notes (cost $121,760,837) ..................... 121,845,694
--------------------------------------------------------------------------------
Other Securities - 2.5%
     6,854,580   State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $6,854,580) .............   6,854,580
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 1.2%
                 Federal Home Loan Bank System
    $3,100,000     1.69%, 11/1/04 (amortized cost $3,100,000) .....   3,100,000
--------------------------------------------------------------------------------
Time Deposit - 0%
                 SunTrust Banks, Inc., ETD
       100,000     1.78125%, 11/1/04 (cost $100,000) ..............     100,000
--------------------------------------------------------------------------------
Total Investments (total cost $273,572,076) - 101.6% .............. 274,977,463
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.6)% ...  (4,216,321)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$270,761,142
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                             Value             % of Investment Securities
--------------------------------------------------------------------------------
Luxembourg                   $  5,340,944                                  2.0%
United Kingdom                  3,620,390                                  1.3%
United States++               266,016,129                                 96.7%
--------------------------------------------------------------------------------
Total                        $274,977,463                                100.0%

++Includes Short-Term Securities and Other Securities (93.1% excluding Short-Term Securities and Other Securities)

--------------------------------------------------------------------------------
Financial Futures - Short
  33 Contracts   U.S. Treasury - 5-year Note
                   expires December 2004, principal
                   amount $3,665,578, value $3,675,375
                   cumulative appreciation .............................$(9,962)
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


34  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Money Market Funds (unaudited)

Janus Money Market Fund                                      Portfolio Managers
Average Annual Total Return                                      Sharon Pichler
For the Periods Ended October 31, 2004                       J. Eric Thorderson
--------------------------------------------------------------------------------
Investor Shares
   1 Year                                                                 0.75%
   5 Year                                                                 2.67%
   Since Inception (February 14, 1995)                                    3.87%
--------------------------------------------------------------------------------
Institutional Shares
   1 Year                                                                 1.17%
   5 Year                                                                 3.11%
   Since Inception (April 14, 1995)                                       4.29%
--------------------------------------------------------------------------------
Service Shares
   1 Year                                                                 0.92%
   5 Year                                                                 2.85%
   Since Inception (November 22, 1996)                                    3.74%
--------------------------------------------------------------------------------
Seven-Day Current Yield
  Investor Shares:
    With Reimbursement                                                    1.35%
    Without Reimbursement                                                 1.25%
  Institutional Shares:
    With Reimbursement                                                    1.77%
    Without Reimbursement                                                 1.60%
  Service Shares:
    With Reimbursement                                                    1.52%
    Without Reimbursement                                                 1.35%

Janus Government Money Market Fund                            Portfolio Managers
Average Annual Total Return                                   J. Eric Thorderson
For the Periods Ended October 31, 2004                           Jeanine Morroni
--------------------------------------------------------------------------------
Investor Shares
   1 Year                                                                 0.68%
   5 Year                                                                 2.60%
   Since Inception (February 14, 1995)                                    3.78%
--------------------------------------------------------------------------------
Institutional Shares
   1 Year                                                                 1.13%
   5 Year                                                                 3.06%
   Since Inception (April 14, 1995)                                       4.21%
--------------------------------------------------------------------------------
Service Shares
   1 Year                                                                 0.88%
   5 Year                                                                 2.81%
   Since Inception (November 22, 1996)                                    3.67%
--------------------------------------------------------------------------------
Seven-Day Current Yield
  Investor Shares:
    With Reimbursement                                                    1.27%
    Without Reimbursement                                                 1.17%
  Institutional Shares:
    With Reimbursement                                                    1.71%
    Without Reimbursement                                                 1.51%
  Service Shares:
    With Reimbursement                                                    1.45%
    Without Reimbursement                                                 1.26%

Janus Tax-Exempt Money Market Fund                            Portfolio Manager
Average Annual Total Return                                      Sharon Pichler
For the Periods Ended October 31, 2004
--------------------------------------------------------------------------------
Investor Shares
   1 Year                                                                 0.59%
   5 Year                                                                 1.74%
   Since Inception (February 14, 1995)                                    2.43%
--------------------------------------------------------------------------------
Institutional Shares
   1 Year                                                                 1.01%
   5 Year                                                                 2.17%
   Since Inception (April 14, 1995)                                       2.86%
--------------------------------------------------------------------------------
Service Shares
   1 Year                                                                 0.76%
   5 Year                                                                 1.93%
   Since Inception (November 22, 1996)                                    2.44%
--------------------------------------------------------------------------------
Seven-Day Current Yield
  Investor Shares:
    With Reimbursement                                                    1.08%
    Without Reimbursement                                                 0.98%
  Institutional Shares:
    With Reimbursement                                                    1.50%
    Without Reimbursement                                                 1.33%
  Service Shares:
    With Reimbursement                                                    1.25%
    Without Reimbursement                                                 1.08%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Income may be subject to state or local taxes and to a limited extent certain federal tax.

The yield more closely reflects the current earnings of each Money Market Fund than the total return.

Total return includes reinvestment of dividends and capital gains.

Janus Capital Management LLC has contractually agreed to waive each Fund's total operating expenses to the level indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total returns would have been lower.

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Money Market Fund (unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                   Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example - Investor Shares         (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                 $1,004.60                   $3.02
-------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                 $1,022.12                   $3.05
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

                                   Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example - Institutional Shares     (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                 $1,006.70                   $0.91
-------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                 $1,024.23                   $0.92
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.18%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

                                   Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example - Service Shares          (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                 $1,003.70                   $2.17
-------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                 $1,022.97                   $2.19
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


36 Janus Income Funds October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Government Money Market Fund (unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                   Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example - Investor Shares         (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                 $1,004.20                   $3.02
-------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                 $1,022.12                   $3.05
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

                                   Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example - Institutional Shares     (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                 $1,006.40                   $0.76
-------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                 $1,024.38                   $0.76
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

                                   Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example - Service Shares          (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                 $1,005.20                   $2.02
-------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                 $1,023.13                   $2.03
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


                                        Janus Income Funds  October 31, 2004  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Tax-exempt Money Market Fund (unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                   Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example - Investor Shares         (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                 $1,003.40                   $3.07
-------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                 $1,022.07                   $3.10
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

                                   Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example - Institutional Shares     (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                 $1,005.50                   $0.96
-------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                 $1,024.18                   $0.97
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.19%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

                                   Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example - Service Shares          (5/1/04)                (10/31/04)               (5/1/04-10/31/04)*
-------------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                 $1,003.40                   $2.27
-------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00                 $1,022.87                   $2.29
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


38  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Money Market Fund

Schedule of Investments
As of October 31, 2004

Principal Amount                                                      Value
================================================================================
Certificates of Deposit - 7.5%
                 ABN AMRO Bank N.V., New York:
  $ 25,000,000     1.33%, 2/28/05 ...............................$   25,000,000
    45,000,000     1.47%, 4/14/05 ...............................    45,000,000
    22,000,000   Canadian Imperial Bank of Commerce
                   New York, 1.11%, 12/20/04 ....................    21,995,519
    50,000,000   Credit Lyonnais Bank, New York
                   1.71%, 4/25/05 ...............................    50,000,000
                 HSH Nordbank A.G., New York:
    30,000,000     1.87%, 12/30/04 ..............................    30,002,808
    25,000,000     2.345%, 9/9/05 ...............................    24,996,826
    25,000,000   Landesbank Baden-Wurttemberg, New York
                   2.00%, 5/11/05 ...............................    24,999,350
    25,000,000   Landesbank Hessen Thurin Girozentral
                   New York, 1.40%, 2/2/05 ......................    25,003,276
                 Natexis Banques Populaires, New York:
    25,000,000     1.35%, 1/24/05 ...............................    25,000,000
    30,000,000     1.36%, 3/31/05 ...............................    30,000,000
                 Norddeutsche Landesbank Girozentrale
                 New York:
    50,000,000     1.45%, 11/10/04 ..............................    49,999,877
    50,000,000     2.305%, 9/7/05 ...............................    49,991,587
    50,000,000     2.48%, 10/12/05 ..............................    49,992,990
    50,000,000   Royal Bank of Scotland, New York
                   2.235%, 6/14/05 ..............................    49,995,417
                 Societe Generale, New York:
    25,000,000     1.45%, 2/2/05 ................................    25,000,000
    25,000,000     1.35%, 2/28/05 ...............................    25,000,000
    50,000,000     1.48%, 4/6/05 ................................    50,000,000
    25,000,000   Swedbank, New York
                   1.455%, 11/10/04 .............................    24,999,969
    30,000,000   US Bank N.A.
                   2.31%, 7/27/05 ...............................    29,997,818
                 Westdeutsche Landesbank Girozentrale
                   New York:
    50,000,000     1.45%, 2/2/05 ................................    50,000,000
    25,000,000     1.41%, 2/2/05 ................................    25,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $731,975,437) ...............   731,975,437
--------------------------------------------------------------------------------
Commercial Paper - 19.0%
    50,000,000   Banco Bilbao
                   1.87%, 11/17/04 (Section 4(2)) ...............    49,958,444
                 Bavaria TRR Corp.:
    50,000,000     1.81%, 11/4/04 (Section 4(2)) ................    49,992,458
    50,000,000     1.83%, 11/8/04 (Section 4(2)) ................    49,982,208
    50,000,000     1.87%, 11/19/04 (Section 4(2)) ...............    49,953,250
    50,000,000     1.95%, 11/26/04 (Section 4(2)) ...............    49,932,292
    40,056,000   Bryant Park Funding LLC
                   1.87%, 11/16/04 (Section 4(2))ss. ............    40,024,790
                 BTM Capital Corp.:
    50,000,000     1.83%, 11/1/04 (Section 4(2)) ................    50,000,000
    50,000,000     1.84%, 11/4/04 (Section 4(2)) ................    49,992,333
    30,000,000     1.84%, 11/9/04 (Section 4(2)) ................    29,987,733
    30,000,000     1.87%, 11/15/04 (Section 4(2)) ...............    29,978,183
    50,000,000     1.88%, 11/17/04 (Section 4(2)) ...............    49,958,222
                 Check Point Charlie, Inc.:
    26,400,000     1.70%, 11/8/04 (Section 4(2)) ................    26,391,273
    58,750,000     1.70%-1.81%, 11/10/04 (Section 4(2)) .........    58,723,979
    50,000,000     1.87%, 11/16/04 (Section 4(2)) ...............    49,961,042
    50,000,000     1.88%, 11/19/04 (Section 4(2)) ...............    49,953,000
    36,075,000     1.85%-1.90%, 12/2/04 (Section 4(2)) ..........    36,016,838
    22,000,000     1.93%, 12/8/04 (Section 4(2)) ................    21,956,361
    21,000,000     1.91%, 12/9/04 (Section 4(2)) ................    20,957,662
    23,500,000     2.06%, 1/13/05 (Section 4(2)) ................    23,401,835
                 Gotham Funding Corp:
    50,000,000     1.84%, 11/1/04 (Section 4(2)) ................    50,000,000
    45,074,000     1.89%, 11/18/04 (Section 4(2)) ...............    45,033,771
    50,000,000     1.95%, 11/23/04 (Section 4(2)) ...............    49,940,417
    50,000,000     2.00%, 12/1/04 (Section 4(2)) ................    49,916,667
                  La Fayette Asset Securitization LLC:
    22,466,000     1.81%, 11/8/04 (Section 4(2)) ................    22,458,093
    40,066,000     1.92%, 11/24/04 (Section 4(2)) ...............    40,016,852
    52,300,000   Medical Building Funding IV LLC
                   2.02%, 11/12/04 ..............................    52,267,720
                 PB Finance (Delaware), Inc.:
    50,000,000     1.84%, 11/15/04 ..............................    49,964,222
    50,000,000     1.87%, 11/16/04 ..............................    49,961,042
                 Rhineland Funding Capital Corp.:
    21,775,000     1.90%, 11/26/04 (Section 4(2)) ...............    21,746,269
    36,950,000     1.90%, 12/1/04 (Section 4(2)) ................    36,891,496
    21,448,000     1.90%, 12/2/04 (Section 4(2)) ................    21,412,909
    35,216,000     1.85%-1.95%, 12/8/04 (Section 4(2)) ..........    35,147,844
   101,901,000     1.90%-1.93%, 12/10/04 (Section 4(2)) .........   101,689,720
    24,935,000     1.96%-1.98%, 12/16/04 (Section 4(2)) .........    24,873,588
    13,000,000     1.99%, 12/22/04 (Section 4(2)) ...............    12,963,351
    18,486,000     2.07%, 1/10/05 (Section 4(2)) ................    18,411,594
    25,000,000     2.06%, 1/12/05 (Section 4(2)) ................    24,897,000
    16,330,000     2.07%, 1/14/05 (Section 4(2)) ................    16,260,516
    50,000,000     2.07%, 1/18/05 (Section 4(2)) ................    49,775,750
    30,000,000     2.11%, 1/26/05 (Section 4(2)) ................    29,848,783
    50,000,000     2.07%, 1/28/05 (Section 4(2)) ................    49,747,000
    20,000,000     2.10%, 2/3/05 (Section 4(2)) .................    19,890,333
                 Victory Receivables Corp.:
    50,000,000     1.84%, 11/15/04 (Section 4(2)) ...............    49,964,222
    50,000,000     1.84%, 11/16/04 (Section 4(2)) ...............    49,961,667
    50,000,000     1.92%, 11/23/04 (Section 4(2)) ...............    49,941,333
    40,679,000     1.92%, 11/24/04 (Section 4(2)) ...............    40,629,100
--------------------------------------------------------------------------------
Total Commercial Paper (cost $1,850,733,162) .................... 1,850,733,162
--------------------------------------------------------------------------------
Floating Rate Notes - 44.4%
    75,000,000   Ares VII CLO Ltd., Class A-1A
                   1.76%, 5/8/15 (144A)ss. ......................    75,000,000
                 Associated Bank N.A., Green Bay:
    50,000,000     1.70%, 2/3/05 ................................    50,000,000
    30,000,000     1.86%, 3/11/05 ...............................    29,998,921
    75,000,000   Associates Corp. N.A.
                   2.05%, 6/27/06 ...............................    75,000,000
   225,000,000   Bank of America Securities LLC
                   (same day put) 1.96%, 11/1/04 ................   225,000,000
   100,000,000   Blue Heron Funding II, Ltd.
                   Class A, 1.94%, 3/18/05 (144A)ss. ............   100,000,000
   100,000,000   Blue Heron Funding IV, Ltd.
                   Series 4A Class A, 1.94%
                   12/17/04(144A)ss. ............................   100,000,000
   100,000,000   Blue Heron Funding V, Ltd.
                   Class A-1, 1.97%, 2/23/05 ....................   100,000,000
   150,000,000   Blue Heron Funding VI, Ltd.
                   Class A-1, 1.94%, 5/18/05 (144A)ss. ..........   150,000,000
    75,000,000   Blue Heron Funding VII, Ltd.
                   Series 7A, Class A-1, 1.87%
                   5/27/05(144A)ss. .............................    75,000,000

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Money Market Fund

Schedule of Investments
As of October 31, 2004

Principal Amount                                                      Value
================================================================================
  $ 14,980,000   Breckenridge Terrace LLC
                   2.01%, 5/1/39 ................................$   14,980,000
    21,885,000   Brosis Finance LLC
                   1.95, 9/1/19 .................................    21,885,000
    35,815,000   Cambridge Health Center of San Diego
                   2.00%, 12/1/28 ...............................    35,815,000
    32,610,000   Cambridge-Plano Partners
                   2.00%, 10/1/28 ...............................    32,610,000
    20,400,000   Champions Gate Apartments
                   2.00%, 1/1/24 ................................    20,400,000
    16,025,000   Colorado Natural Gas, Inc., Series 2002
                   2.04%, 7/1/32 ................................    16,025,000
    33,800,000   Cook County, Illinois, Series A,
                   1.99%, 11/1/23 ...............................    33,800,000
                 Cornerstone Funding Corporation I
                 Series 2003C:
    10,210,000     2.00%, 4/1/13 ................................    10,210,000
    22,000,000     2.00%, 1/1/30 ................................    22,000,000
    11,088,000     2.00%, 7/1/30 ................................    11,088,000
    11,200,000     2.00%, 12/1/30 ...............................    11,200,000
    50,000,000   Davis Square Funding, Ltd.
                   Series 2004-2A, 1.87%
                   5/6/39(144A)ss. ..............................    50,000,000
     4,500,000   Delaware County, Pennsylvania
                   Authority College Revenue Bond
                   1.96%, 10/1/25 ...............................     4,500,000
   493,000,000   EMC Mortgage Corp. (same day put)
                   2.035%, 5/6/05 ...............................   493,000,000
    11,845,000   Gary, Indiana Redevelopment District
                   Economic Growth Revenue, Series A
                   2.04%, 1/8/06 ................................    11,845,000
   495,000,000   GMAC Mortgage Corp. of Pennsylvania
                   (seven day put), 2.3545%, 11/24/04 ...........   494,255,358
    25,380,899   GMACCM Mortgage Trust III Series 2000 -
                   Class A, (credit enhanced and liquidity
                   provided by Freddie Mac), 1.92%
                   9/20/05(144A)ss. .............................    25,380,899
    34,000,000   Harrier Finance Funding LLC
                   1.8687%, 5/16/05 (144A) ......................    33,995,674
    16,430,000   HHH Supply and Investment Co.
                   1.94%, 7/1/29 ................................    16,430,000
    17,845,000   Hillcrest Medical Plaza
                   1.96%, 9/1/23 ................................    17,845,000
    17,134,000   Holston Medical Group
                   2.09%, 1/1/13 ................................    17,134,000
     8,325,000   Istrouma Baptist Church, Inc., Series 2004
                   2.03%, 7/1/24 ................................     8,325,000
   495,000,000   JPMorgan Securities, Inc. (seven day put)
                   1.955%, 7/15/05 ..............................   495,000,000
    40,000,000   K2 (USA) LLC
                   1.955%, 6/20/05 (144A) .......................    40,000,000
                 Lehman Brothers, Inc.
    80,000,000     (90 day put), 2.055%, 1/3/05(beta) ...........    80,000,000
   475,000,000     (same day put), 2.025%, 3/17/05 ..............   475,000,000
     9,000,000   Lenexa, Kansas Industrial Revenue
                   (Labone, Inc. Project), Series A,
                   2.07%, 9/1/09 ................................     9,000,000
    23,000,000   Los Angeles, California County
                   Fair Association 1.93%, 11/1/16 ..............    23,000,000
    20,675,000   Louisiana Health Systems Corp. Revenue
                   Series B, 1.97%, 10/1/22 .....................    20,675,000
   501,000,000   Merrill Lynch & Company, Inc
                   (seven day put), 2.025%, 3/28/05 .............   501,000,000
    19,285,000   Mississippi Business Finance Corp.
                   2.00%, 10/1/18 ...............................    19,285,000
    20,000,000   Morganite Industries, Inc.
                   1.95%, 7/1/18 ................................    20,000,000
    31,100,000   Olympic Club, California Revenue
                   Series 2002, 2.00%, 10/1/32 ..................    31,100,000
    15,000,000   Patrick Schaumburg Automobiles, Inc.
                   2.00%, 7/1/08 ................................    15,000,000
    14,470,000   Phenix City Taxable Water & Sewer
                   1.95%, 8/15/29 ...............................    14,470,000
    60,000,000   Putnam Structured Product Funding
                   2003-1 LLC, Class A-15, 1.89%
                   10/15/38(144A) ...............................    60,000,000
    10,500,000   Racetrac Capital LLC, Series 1998-A
                   1.95%, 4/1/18 ................................    10,500,000
    25,000,000   Rehau, Inc.
                   2.33%, 10/1/19 ...............................    25,000,000
    31,500,000   Shoosmith Brothers, Inc.
                   1.95%, 3/1/15 ................................    31,500,000
    15,000,000   St. Francis Place L.P.
                   1.96%, 12/1/08 (144A) ........................    15,000,000
    19,025,000   Timber Ridge County Affordable
                   Housing Corporation, Series 2003
                   2.06%, 12/1/32 ...............................    19,025,000
     4,610,000   Union City, Tennessee Industrial
                   Development Board
                   (Cobank LLC Project), 2.03%, 1/1/25 ..........     4,610,000
    38,975,000   Westchester County,
                   New York Industrial Development
                   Agency, (Fortwest II Facility)
                   Series 2002, 2.21%, 5/1/32 ...................    38,975,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $4,330,862,852) ................. 4,330,862,852
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


40  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Principal Amount                                                       Value
================================================================================
Repurchase Agreements - 29.0%
  $200,000,000   Banc of America Securities LLC, 1.90%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $200,031,667
                   collateralized by $237,910,708
                   in U.S. Government Agencies; 5.00%
                   8/1/33; with a value of $204,000,000 .........$  200,000,000

   130,000,000   Bear Stearns & Company, Inc., 1.945%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $130,021,071
                   collateralized by $7,932,848,507
                   in Collateralized Mortgage Obligations
                   0% - 5.75%, 2/15/15 - 7/15/41
                   with a value of $132,600,045 .................   130,000,000

   200,000,000   Cantor Fitzgerald and Co., 1.93%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $200,032,167
                   collateralized by $437,577,002
                   in U.S. Government Agencies
                   0.08% - 2.97%, 10/15/18 - 5/15/34
                   with a value of $204,002,532 .................   200,000,000

    50,000,000   CDC Securities, Inc., 1.995%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $50,008,313
                   collateralized by $55,009,144
                   in Collateralized Mortgage Obligations
                   0%, 5/24/05; with a value of $55,009,144 .....    50,000,000

   500,000,000   Citigroup Global Markets, Inc., 2.065%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $500,086,042
                   collateralized by $560,313,381
                   in Medium-Term Notes
                   0% - 0.001%, 10/2/30 - 9/10/34
                   with a value of $568,175,128 .................   500,000,000

   921,500,000   Citigroup Global Markets, Inc., 1.925%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $921,647,824
                   collateralized by $2,424,759,715
                   in U.S. Government Agencies
                   0% - 10.00%, 2/15/10 - 6/25/34
                   with a value of $947,141,157 .................   921,500,000

   100,000,000   Credit Suisse First Boston, Inc., 1.925%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $100,016,042
                   collateralized by $332,635,232
                   in U.S. Government Agencies
                   0% - 17.04%, 7/15/08 - 9/15/34
                   with a value of $102,004,032 .................   100,000,000

   175,000,000   Goldman Sachs and Co., 1.945%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $175,028,365
                   collateralized by $175,283,547
                   in Collateralized Mortgage Obligations
                   6.00%, 11/25/34 with a value
                   of $178,500,000 ..............................   175,000,000

   544,000,000   J.P. Morgan Securities, Inc., 1.90%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $544,086,133
                   collateralized by $2,475,056,383
                   in U.S. Government Agencies
                   0% - 5.50%, 5/15/30 - 9/16/46
                   with a value of $554,882,244 .................   544,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $2,820,500,000) ............... 2,820,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.4%
                 CC USA, Inc.
    37,000,000     1.475%, 4/18/05 (144A) (cost $37,000,000) ....    37,000,000
--------------------------------------------------------------------------------
U.S. Government Agency Variable Note - 0.2%
                 Freddie Mac
    14,926,706     1.98%, 1/15/42 (amortized cost $14,926,706) ..    14,926,706
--------------------------------------------------------------------------------
Total Investments (total cost $9,785,998,157) - 100.5% .......... 9,785,998,157
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5)% .   (47,888,293)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$9,738,109,864
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Government Money Market Fund

Schedule of Investments
As of October 31, 2004

Principal Amount                                                     Value
================================================================================
U.S. Government Agency Notes - 20.5%
                 Fannie Mae:
   $15,000,000     1.615%, 11/3/04 ..............................$   14,998,653
     5,000,000     1.42%, 11/12/04 ..............................     4,997,831
     5,000,000     1.73%, 11/17/04 ..............................     4,996,156
     5,000,000     1.86%, 12/1/04 ...............................     4,992,250
     5,000,000     1.96%, 1/7/05 ................................     4,981,761
    15,000,000     1.385%-1.565%, 4/1/05 ........................    14,907,722
     5,000,000     2.135%, 4/8/05 ...............................     4,953,149
     5,000,000     2.26%, 7/22/05 ...............................     4,917,447
     5,000,000     2.24%, 8/19/05 ...............................     4,909,467
     5,000,000     2.37%, 10/14/05 ..............................     4,885,779
                 Federal Home Loan Bank System:
    20,000,000     1.51%, 12/27/04 ..............................    20,000,000
     5,000,000     1.45, 1/11/05 ................................     5,000,000
     5,000,000     4.625%, 4/15/05 ..............................     5,071,368
                 Freddie Mac:
    10,000,000     1.44%-1.64%, 11/4/04 .........................     9,998,716
     5,000,000     1.52%, 12/2/04 ...............................     4,993,456
     5,000,000     1.95%, 3/8/05 ................................     4,965,604
    10,000,000     1.90%-2.01%, 5/3/05 ..........................     9,900,621
     5,000,000     2.00%, 5/31/05 ...............................     4,941,389
     5,000,000     2.31%, 6/28/05 ...............................     4,923,321
     5,000,000     2.315%, 8/8/05 ...............................     4,909,972
     5,000,000     2.135%, 8/23/05 ..............................     4,912,524
     5,000,000     2.255%, 9/20/05 ..............................     4,898,838
--------------------------------------------------------------------------------
Total U.S. Government Agency Notes (cost $154,056,024) ..........   154,056,024
--------------------------------------------------------------------------------
U.S. Government Agency Variable Notes - 25.5%
                 Fannie Mae:
    10,000,000     1.75%, 12/20/04 ..............................     9,999,326
    10,000,000     1.7925%, 1/18/05 .............................     9,999,433
    10,000,000     1.8287%, 2/18/05 .............................     9,999,701
    10,000,000     1.64%, 2/18/05 ...............................     9,999,368
    20,000,000     1.86%, 3/23/05 ...............................    19,998,769
    10,000,000     1.9162%, 7/6/05 ..............................     9,996,061
    10,000,000     1.8756%, 10/3/05 .............................     9,994,132
    10,000,000     1.74%, 12/9/05 ...............................     9,991,967
    10,000,000     1.84625%, 12/29/05 ...........................     9,993,244
                 Federal Farm Credit Bank:
    15,000,000     1.8625%, 2/25/05 .............................    15,000,000
    15,000,000     1.78%, 2/13/06 ...............................    14,996,060
                 Federal Home Loan Bank System:
    15,000,000     1.829%, 11/24/04 .............................    14,999,775
    15,000,000     1.80%, 4/7/05 ................................    14,999,999
     5,000,000     1.755%, 8/2/05 ...............................     4,999,417
    10,000,000     1.789%, 9/16/05 ..............................     9,997,262
    10,000,000     1.805%, 9/20/05 ..............................     9,995,438
     7,274,282   Freddie Mac
                   1.98%, 1/15/42 ...............................     7,274,282
--------------------------------------------------------------------------------
Total U.S. Government Agency Variable Notes (cost $192,234,234) .   192,234,234
--------------------------------------------------------------------------------
U.S. Government Guaranteed Loan Note - 1.3%
    10,000,000   Army Air Force Exchange Service Command
                   1.79%, 12/15/04(beta) (cost $10,000,000) .....    10,000,000
--------------------------------------------------------------------------------
Floating Rate Note - 0.4%
    $2,820,100   GMACCM Mortgage Trust III Series 2000 Class A,
                   (credit enhanced and liquidity
                   provided by Freddie Mac) 1.92%
                   9/20/05 (144A)ss. (cost $2,820,100) ..........     2,820,100
--------------------------------------------------------------------------------
Repurchase Agreements - 52.2%
    75,000,000   Credit Suisse First Boston, Inc., 1.925%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $75,012,031
                   collateralized by $249,476,424
                   in U.S. Government Agencies
                   0% - 17.04%, 7/15/08 - 9/15/34
                   with a value of $76,503,024 ..................    75,000,000

   122,900,000   ABN Amro Bank N.V., 1.86%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $122,919,050
                   collateralized by $118,702,000
                   in U.S. Treasury Bills/Notes
                   0% - 4.75% 3/3/05 - 5/15/14
                   with a value of $125,359,067 .................   122,900,000

   150,000,000   Bear Stearns & Company, Inc., 1.925%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $150,024,063
                   collateralized by $1,050,862,213
                   in U.S. Government Agencies
                   0%, 5/1/29 - 1/1/03
                   with a value of $153,000,379 .................   150,000,000

    44,300,000   Citigroup Global Markets, Inc., 1.925%
                   dated 10/29/04, maturing 11/1/04
                   to be repurchased at $44,307,107
                   collateralized by $116,567,396
                   in U.S. Government Agencies
                   0% - 10.00%, 2/15/10 - 6/25/34
                   with a value of $45,532,668 ..................    44,300,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $392,200,000) .................   392,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $751,310,358) - 99.9% .............   751,310,358
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1% ...       398,262
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$  751,708,620
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


42  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Tax-Exempt Money Market Fund

Schedule of Investments
As of October 31, 2004

Principal Amount                                                      Value
================================================================================
Municipal Securities: 105.0%
Alabama - 1.5%
    $2,400,000   Daphne-Villa, Alabama, Mercy Special
                   Care Facilities Financing Authority
                   Revenue, (Mercy Medical), Variable Rate
                   1.76%, 12/1/30 .................................$  2,400,000

Colorado - 28.3%
     1,000,000   Arvada, Colorado, Variable Rate
                   1.70%, 11/1/20 .................................   1,000,000
     1,565,000   Aurora, Colorado, Centretech Metropolitan
                   District, Series A, Variable Rate
                   1.30%, 12/1/28 .................................   1,565,000
     3,000,000   Bachelor Gulch, Colorado
                   Metropolitan District, Variable Rate
                   1.20%, 12/1/23 .................................   3,000,000
     1,095,000   Boulder County, Colorado
                   Industrial Development Revenue
                   (Mental Health Center), Variable Rate
                   1.89%, 11/1/14 .................................   1,095,000
     3,820,000   Castle Rock, Colorado
                   Metropolitan District No. 7, Variable Rate
                   1.30%, 12/1/30 .................................   3,820,000
     6,830,000   Centennial Downs, Colorado
                   Metropolitan District, Variable Rate
                   1.84%, 12/1/28 .................................   6,830,000
                 Cherry Creek, Colorado
                   South Metropolitan District No. 1:
     3,011,000     Series A, Variable Rate
                   1.40%, 12/15/21 ................................   3,011,000
     1,000,000     Series B, Variable Rate
                   1.40%, 12/15/33 ................................   1,000,000
       400,000   Colorado Housing and
                   Finance Authority Multifamily
                   Housing Revenue, (Winridge Apartments)
                   Variable Rate, 1.78%, 2/15/28 ..................     400,000
     1,900,000   Colorado School of Mines Development
                   Corp. Revenue, Variable Rate
                   1.84%, 9/1/26 ..................................   1,900,000
     2,100,000   Colorado Springs, Colorado
                   Industrial Development Revenue
                   (Var-Cook Communications Project)
                   Variable Rate, 1.82%, 3/1/17 ...................   2,100,000
       600,000   Denver, Colorado, City and County
                   Certificates of Participation,
                   (Wellington E. Webb), Series C2
                   Variable Rate, 1.78%, 12/1/29 ..................     600,000
       800,000   Denver, Colorado, City and County
                   Excise Tax Revenue
                   (Convention Center Project), Series B
                   Variable Rate, 1.77%, 9/1/25 ...................     800,000
     1,500,000   Grand County, Colorado, Revenue
                   (YMCA of the Rockies), Variable Rate
                   1.79%, 12/1/23 .................................   1,500,000
     2,750,000   NBC Metropolitan District, Colorado
                   Variable Rate, 1.86%, 12/1/30 ..................   2,750,000
     8,000,000   Pinery West, Colorado, Metropolitan
                   District No. 2, Variable Rate
                   1.20%, 11/1/32 .................................   8,000,001
     5,215,000   Triview, Colorado, Metropolitan District
                   Variable Rate, 1.375%, 1/1/23 ..................   5,215,000
                                                                     44,586,001

Connecticut - 0.3%
       500,000   Connecticut Health and Educational
                   Facilities Authority Revenue, Series C
                   Variable Rate, 1.78%, 7/1/30 ...................     500,000

Florida - 5.7%
     1,300,000   Dade County, Florida, Industrial
                   Development Authority Revenue
                   (Dolphins Stadium Project), Series B
                   Variable Rate, 1.77%, 1/1/16 ...................   1,300,000
     3,500,000   Jacksonville, Florida Industrial
                   Development Revenue, (Airport Hotel)
                   Variable Rate, 1.80%, 7/1/13 ...................   3,500,000
     2,290,000   Saint Johns County, Florida
                   School District, Variable Rate
                   2.00%, 12/1/04 .................................   2,291,825
     1,925,000   Volusia County, Florida, Health Facilities
                   Authority Revenue, (Pooled Hospital Loan)
                   Variable Rate, 1.75%, 11/1/15 ..................   1,925,000
                                                                      9,016,825

Georgia - 3.3%
     5,125,000   Burke County, Georgia, Development
                   Authority Pollution Control Revenue
                   (Georgia Power Co.), Series 1
                   Variable Rate, 1.08%, 9/1/30 ...................   5,125,000

Illinois - 8.3%
     4,600,000   Chicago, Illinois, Tax Increment
                   Series B, Variable Rate, 1.82%, 12/1/14 ........   4,600,000
     8,025,000   Illinois Development Finance Authority
                   Revenue, (Illinois Central College)
                   Series A, Variable Rate, 2.00%, 6/1/33 .........   8,025,000
       375,000   Illinois Health Facilities Authority Revenue
                   (Blessing Hospital), Series B
                   Variable Rate, 1.82%, 11/15/29 .................     375,000
                                                                     13,000,000

Indiana - 2.3%
                 Indiana Health Facilities Financing
                   Authority Revenue:
       400,000     (Capital Access), Variable Rate
    `              1.78%, 4/1/13 ..................................     400,000
       530,000     (Capital Access), Variable Rate
                   1.78%, 1/1/16 ..................................     530,000
       200,000     (Fayette Memorial Hospital Association)
                   Series A, Variable Rate, 1.79%, 10/1/32 ........     200,000
     1,900,000     (Margaret Mary Community Hospital)
                   Variable Rate, 1.79%, 12/1/29 ..................   1,900,000
       550,000   Logansport, Indiana, Economic
                   Development Revenue
                   (Modine Manufacturing Co.), Variable Rate
                   1.96%, 1/1/08 ..................................     550,000
                                                                      3,580,000

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Tax-Exempt Money Market Fund

Schedule of Investments
As of October 31, 2004

Principal Amount                                                      Value
================================================================================
Iowa - 7.0%
   $ 5,250,000   Buffalo, Iowa, Pollution Control Revenue
                   (LaFarge Corp.), Series B, Variable Rate
                   2.02%, 10/1/10 .................................$  5,250,000
     1,550,000   Cerro Gordo County, Iowa, Private School
                   Facility Revenue, (Newman Catholic
                   School System), Variable Rate
                   1.84%, 5/1/32 ..................................   1,550,000
     1,365,000   Grinnell, Iowa, Hospital Revenue
                   (Grinnell Medical Center)
                   Variable Rate, 1.79%, 12/1/21 ..................   1,365,000
     1,275,000   Iowa Finance Authority Small Business
                   Development Revenue, (Terrace Center
                   Association), Variable Rate
                   1.92%, 3/1/22 ..................................   1,275,000
     1,600,000   Iowa Higher Education Loan Authority
                   Revenue, (Private College Facilities
                    - Wartburg Project), Variable Rate
                   1.79%, 3/1/30 ..................................   1,600,000
                                                                     11,040,000

Kansas - 1.4%
     1,200,000   Salina, Kansas, Revenue
                   (Salina Central Mall - Dillards)
                   Variable Rate, 1.97%, 12/1/14 ..................   1,200,000
     1,000,000   Shawnee, Kansas, Industrial Revenue
                   (Shawnee Village Association)
                   1.75%, due 12/1/09 .............................   1,000,000
                                                                      2,200,000

Michigan - 4.6%
     1,000,000   Eastern Michigan University Revenue
                   Variable Rate, 1.74%, 6/1/27 ...................   1,000,000
     6,300,000   Holland, Michigan, Economic
                   Development Corp.
                   (Thrifty Holland, Inc.), Variable Rate
                   1.77%, 3/1/13 ..................................   6,300,000
                                                                      7,300,000

Minnesota - 7.7%
     2,500,000   Bemidji Minnesota Independent School
                   District No. 031, (Aid Anticipation
                   Certificates of Indebtedness)
                   3.00%, 9/30/05 .................................   2,529,149
       600,000   Mankato, Minnesota
                   Multifamily Housing Revenue
                   (Highland Hills of Mankato)
                   Variable Rate, 1.79%, due 5/1/27 ...............     600,000
                 St. Paul Housing and Redevelopment
                   Authority Revenue:
     1,250,000     (Goodwill/Easter Seals), Variable Rate
                   1.92%, 8/1/25 ..................................   1,250,000
       400,000     (Minnesota Public Radio), Variable Rate
                   1.79%, 5/1/22 ..................................     400,000
     2,000,000   Stillwater, Minnesota, Independent
                   School District No. 834, Series A
                   3.00%, 8/14/05 .................................   2,020,896
     1,500,000   Stillwater, Minnesota, Private
                   School Facilities Revenue
                   (Catholic Finance Corporation Project)
                   Variable Rate, 1.92%, 12/1/22 ..................   1,500,000
     3,820,000   Waconia, Minnesota, Independent
                   School District No. 110, Series A
                   3.00%, 8/29/05 .................................   3,860,128
                                                                     12,160,173

Missouri - 2.9%
                 Missouri Health and Educational Facilities
                   Authority Revenue:
       200,000     (Cox Health System)
                   Variable Rate, 1.73%, 6/1/15 ...................     200,000
     2,000,000     (Rockhurst High School), Series B
                   Variable Rate, 1.82%, 6/1/23 ...................   2,000,000
       225,000     (St. Louis University)
                   Variable Rate, 1.79%, 7/1/32 ...................     225,000
       200,000     (St. Louis University Project)
                   1.79%, 12/1/05 .................................     200,000
       800,000     Variable Rate, 1.79%, 8/15/28 ..................     800,000
     1,085,000   St. Louis, Missouri, Land Clearance
                   Redevelopment Authority
                   (Lammert Building Project)
                   Variable Rate, 1.92%, 6/1/05 ...................   1,085,000
                                                                      4,510,000

Nebraska - 1.2%
     1,900,000   Norfolk, Nebraska, Industrial
                   Development Revenue, (Supervalu, Inc.)
                   Variable Rate, 1.88%, 11/1/14 ..................   1,900,000

Nevada - 1.3%
     2,000,000   Clark County, Nevada, Economic
                   Development Revenue
                   (Lutheran Secondary School Association)
                   Variable Rate, 1.97%, 2/1/30 ...................   2,000,000

Ohio - 7.0%
    10,000,000   Cuyahoga County, Ohio, Hospital
                   Facilities Revenue,
                   (Sisters of Charity Health System)
                   Variable Rate, 1.81%, 11/1/30 ..................  10,000,000
     1,000,000   Medina, Ohio, City School District
                   2.00%, 5/26/05 .................................   1,001,952
                                                                     11,001,952

See Notes to Schedules of Investments and Financial Statements.


44  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Principal Amount                                                      Value
================================================================================
Oklahoma - 0.5%
    $  800,000   Oklahoma City, Oklahoma, Industrial
                   and Cultural Facilities Trust Revenue
                   (Oklahoma Christian College)
                   Variable Rate, 2.00% 7/1/15 ....................$    800,000

Pennsylvania - 4.1%
                 Pennsylvania State Higher Education
                   (Independent Colleges and Universities):
     1,000,000     Series G-4, 1.95%, 11/1/12 .....................   1,000,000
     1,000,000     Series G-3, 1.125%, 11/1/20 ....................   1,000,000
     2,500,000     Series I-2, 1.125%, 11/1/21 ....................   2,500,000
     1,900,000   Washington County, Pennsylvania
                   Hospital Authority Revenue, Variable Rate
                   1.80%, 7/1/31 ..................................   1,900,000
                                                                      6,400,000

South Carolina - 3.6%
     5,600,000   Piedmont, South Carolina, Municipal
                   Power Agency Electric Revenue
                   Subservice, (B-1), Variable Rate
                   1.75%, 1/1/34 ..................................   5,600,000

Texas - 10.2%
     4,675,000   Alamo Heights, Texas, Higher Education
                   Facilities Corp. Revenue, (University
                   of the Incarnate Word), Variable Rate
                   1.87%, 4/1/19 ..................................   4,675,000
     1,600,000   Bell County, Texas, Health Facilities
                   Development Corp. Revenue
                   (Scott & White Memorial Hospital)
                   Series B1, Variable Rate, 1.74%, 8/15/29 .......   1,600,000
     4,805,000   Bexar County, Texas, Housing Finance Corp
                   Multifamily Housing Revenue
                   (Mitchell Village Apartments), Series A
                   Variable Rate, 1.78%, 2/15/30 ..................   4,805,000
     2,065,000   Brownsville, Texas, Utility System, Sub Lien
                   Series A, Variable Rate
                   1.76%, 9/1/27 ..................................   2,065,000
       900,000   San Antonio, Texas, Water Revenue
                   Series B, Variable Rate, 1.76%, 5/15/33 ........     900,000
     2,000,000   State of Texas, (Tax and Revenue
                   Anticipation Notes), 3.00%, 8/31/05 ............   2,022,862
                                                                     16,067,862

Washington - 1.3%
     2,000,000   Seattle, Washington, Series D
                   1.65%, 1/15/26 .................................   2,000,000

Wisconsin - 2.5%
                 Wisconsin Health and Educational
                   Facilities Authority Revenue:
     2,900,000     (Felician Services), Series B,
                   Variable Rate 1.76%, 1/1/27 ....................   2,900,000
     1,000,000     (Mequon Jewish Project), Variable Rate
                   1.81%, 7/1/28 ..................................   1,000,000
                                                                      3,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $165,087,813) - 105.0% .............. 165,087,813
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.0)% ...  (7,918,423)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$157,169,390
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Income Funds  October 31, 2004  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Assets and Liabilities - Bond Funds

As of October 31, 2004                                           Janus         Janus                     Janus
(all numbers in thousands except net asset value per  share)     Federal      Flexible       Janus      Short-Term
                                                                Tax-Exempt    Income       High-Yield     Bond
                                                                 Fund          Fund          Fund         Fund
------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost(1)                                         $ 126,414    $ 1,428,630    $ 520,476    $273,572
Investments at value(1)                                        $ 130,367    $ 1,453,292    $ 546,586    $274,977
  Cash                                                                27            162        1,006          53
  Receivables:
    Investments sold                                                  --          9,017        5,266          --
    Fund shares sold                                                  33          1,410          649         305
    Dividends                                                         --             --           84          --
    Interest                                                       2,081         14,801       10,939       2,738
  Other assets                                                         3             27           12           5
------------------------------------------------------------------------------------------------------------------
Total Assets                                                     132,511      1,478,709      564,542     278,078
------------------------------------------------------------------------------------------------------------------
Liabilities
  Payables:
    Collateral for securities loaned (Note 1)                         --        296,360           --       6,855
    Investments purchased                                             --         19,021        5,169          --
    Fund shares repurchased                                          117          1,336          769         227
    Dividends and distributions                                       41            370          325          19
    Advisory fees                                                      4            497          278          71
    Transfer agent fees and expenses                                  39            302          128          69
  Accrued expenses                                                    43            106           37          69
  Forward currency contracts                                          --            375           --          --
  Variation Margin                                                    --            421           --           7
------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                    244        318,788        6,706       7,317
Net Assets                                                     $ 132,267    $ 1,159,921    $ 557,836    $270,761
------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                     $ 132,729    $ 1,143,723    $ 566,989    $268,911
  Undistributed net investment income/(loss)*                         --          2,726           15          15
  Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                            (4,415)        (9,615)     (35,278)        440
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                              3,953         23,087       26,110       1,395
------------------------------------------------------------------------------------------------------------------
Total Net Assets                                               $ 132,267    $ 1,159,921    $ 557,836    $270,761
------------------------------------------------------------------------------------------------------------------
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                   18,585        118,831       56,569      92,140
------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                      $    7.12    $      9.76    $    9.86    $   2.94
------------------------------------------------------------------------------------------------------------------

     *See Note 4 in Notes to Financial Statements.
(1) Investments at cost and value include $290,451,060 and $6,720,014 of securities loaned for Janus Flexible Income Fund and Janus Short-Term Bond Fund, respectively (Note 1).

See Notes to Financial Statements.


46  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Operations - Bond Funds

For the fiscal year ended                                          Janus      Janus                    Janus
October 31, 2004                                                  Federal    Flexible      Janus     Short-Term
(all numbers in thousands)                                       Tax-Exempt   Income     High-Yield    Bond
                                                                    Fund       Fund         Fund       Fund
---------------------------------------------------------------------------------------------------------------
Investment Income:
    Interest                                                      $ 5,944    $ 65,255    $ 45,640    $ 9,776
    Securities lending income                                          --         272          --         57
    Dividends                                                          --         422         494         --
---------------------------------------------------------------------------------------------------------------
Total Income                                                        5,944      65,949      46,134      9,833
---------------------------------------------------------------------------------------------------------------
Expenses:
    Advisory fees                                                     863       7,113       3,913      1,926
    Transfer agent fees and expenses                                  388       3,018       1,346        774
    Registration fees                                                  31          56          53         42
    Postage and mailing expenses                                       34         231          60         81
    Custodian fees                                                      5          39          21         14
    System Fees                                                        57          16          18         18
    Printing expenses                                                  68         313          95         89
    Audit fees                                                         13          29          27         18
    Trustees' fees and expenses                                        10          25          15         11
    Other expenses                                                     24          99          42         31
    Non-recurring cost (Note 2)                                         2          18           8          4
    Costs assumed by Janus Capital Management LLC (Note 2)             (2)        (18)         (8)        (4)
---------------------------------------------------------------------------------------------------------------
Total Expenses                                                      1,493      10,939       5,590      3,004
Expense and Fee Offsets                                                (1)        (16)        (16)        (5)
Net Expenses                                                        1,492      10,923       5,574      2,999
Less: Excess Expense Reimbursement                                   (553)         --          --     (1,062)
Net Expenses after Expense Reimbursement                              939      10,923       5,574      1,937
Net Investment Income/(Loss)                                        5,005      55,026      40,560      7,896
---------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions               787      44,410      25,920        865
  Net realized gain/(loss) from foreign currency transactions          --       2,612          --         --
  Net realized gain/(loss) from futures contracts                      --     (10,997)       (369)      (313)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                  336     (28,570)     (6,326)        34
  Payment by affiliate (Note 2)                                        --          --          --         --
---------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments              1,123       7,455      19,225        586
Net Increase/(Decrease) in Net Assets Resulting from Operations   $ 6,128    $ 62,481    $ 59,785    $ 8,482
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                                        Janus Income Funds  October 31, 2004  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets - Bond Funds

                                                 Janus                   Janus                  Janus                 Janus
                                          Federal Tax-Exempt          Flexible Income         High-Yield          Short-Term Bond
For the fiscal year ended October 31             Fund                     Fund                   Fund                  Fund
(all numbers in thousands)                 2004       2003         2004         2003(1)    2004       2003(1)    2004       2003(1)
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)           $   5,005  $   8,196  $    55,026  $    77,496  $  40,560  $  58,141  $   7,896  $  12,254
  Net realized gain/(loss) from
    investment and foreign currency
    transactions                               787        492       47,022       38,926     25,920     21,185        865     17,805
  Net realized gain/(loss) from futures
    contracts                                   --         --      (10,997)       1,233       (369)       104       (313)    (1,223)
  Change in unrealized net appreciation/
    (depreciation) of investments and
    foreign currency translations              336        186      (28,570)         105     (6,326)    40,142         34     (9,463)
  Payment by affiliate (Note 2)                 --         --           --           --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                  6,128      8,874       62,481      117,760     59,785    119,572      8,482     19,373
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to
  Shareholders:
  Net investment income*                    (5,005)    (8,196)     (59,947)     (77,509)   (40,560)   (58,135)    (7,896)   (12,239)
  Net realized gain/(loss) from
    investment transactions*                    --         --           --           --         --         --     (4,274)        --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Dividends
  and Distributions                         (5,005)    (8,196)     (59,947)     (77,509)   (40,560)   (58,135)   (12,170)   (12,239)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                               17,742    133,263      171,179      655,662    161,386    844,526     81,866    207,781
  Redemption fee                               N/A        N/A          N/A          N/A         99        373        N/A        N/A
  Reinvested dividends and distributions     4,376      7,278       54,849       71,515     35,959     51,688     11,697     11,679
  Shares repurchased                       (74,643)  (187,627)    (602,581)    (818,596)  (426,866)  (763,379)  (185,151)  (353,114)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital
  Share Transactions                       (52,525)   (47,086)    (376,553)     (91,419)  (229,422)   133,208    (91,588)  (133,654)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets      (51,402)   (46,408)    (374,019)     (51,168)  (210,197)   194,645    (95,276)  (126,520)
Net Assets:
  Beginning of period                      183,669    230,077    1,533,940    1,585,108    768,033    573,388    366,037    492,557
-----------------------------------------------------------------------------------------------------------------------------------
  End of Period                          $ 132,267  $ 183,669  $ 1,159,921  $ 1,533,940  $ 557,836  $ 768,033  $ 270,761  $ 366,037
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income/
  (Loss)*                                $      --  $      --  $     2,726  $     3,141  $      15  $       5  $      15  $      15
-----------------------------------------------------------------------------------------------------------------------------------

     *See Note 4 in Notes to Financial Statements.
(1) Certain prior year amounts have been reclassifed to conform with current year presentation.

See Notes to Financial Statements.


48  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights - Bond Funds

                                                                         Janus Federal Tax-Exempt Fund
For a share outstanding during the
fiscal year ended October 31                          2004            2003            2002             2001             2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      7.07     $      7.05     $      7.01      $      6.74      $      6.66
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .23             .26             .27              .31              .34
  Net gain/(loss) on securities
    (both realized and unrealized)                         .05             .02             .04              .27              .08
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .28             .28             .31              .58              .42
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.23)           (.26)           (.27)            (.31)            (.34)
  Distributions (from capital gains)*                       --              --              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.23)           (.26)           (.27)            (.31)            (.34)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      7.12     $      7.07     $      7.05      $      7.01      $      6.74
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              4.07%           3.97%           4.56%            8.80%            6.47%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   132,267     $   183,669     $   230,077      $   128,951      $    80,056
Average Net Assets for the Period (in thousands)   $   151,433     $   228,760     $   148,070      $   105,066      $    77,794
Ratio of Gross Expenses to Average Net
  Assets(1)(2)                                            0.62%(3)        0.65%(3)        0.66%(3)         0.68%(3)         0.67%(3)
Ratio of Net Expenses to Average Net Assets(1)            0.62%           0.65%           0.65%            0.65%            0.65%
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                              3.30%           3.58%           3.83%            4.50%            5.09%
Portfolio Turnover Rate                                     52%             39%             58%              60%             115%

                                                                         Janus Flexible Income Fund
For a share outstanding during the
fiscal year ended October 31                           2004              2003           2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       9.74      $       9.51   $       9.49   $        8.99   $        9.35
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              .46               .46            .49             .58             .65
  Net gain/(loss) on securities
    (both realized and unrealized)                          .01               .21            .02             .50            (.35)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            .47               .67            .51            1.08             .30
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.45)             (.44)          (.49)           (.58)           (.66)(4)
  Distributions (from capital gains)*                        --                --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.45)             (.44)          (.49)           (.58)           (.66)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       9.76      $       9.74   $       9.51   $        9.49   $        8.99
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               4.97%(5)          7.12%          5.63%          12.41%           3.31%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $  1,159,921      $  1,533,940   $  1,585,108   $   1,326,110   $   1,080,423
Average Net Assets for the Period (in thousands)   $  1,288,903      $  1,731,995   $  1,347,054   $   1,147,222   $   1,137,973
Ratio of Gross Expenses to Average Net
  Assets(1)(2)                                             0.85%             0.83%          0.81%           0.79%           0.81%
Ratio of Net Expenses to Average Net Assets(1)             0.85%             0.83%          0.81%           0.77%           0.79%
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                               4.27%             4.47%          5.24%           6.33%           7.31%
Portfolio Turnover Rate                                     149%              163%           243%            284%            173%

     *See Note 4 in Notes to Financial Statements.
(1)   See "Explanations of Charts, Tables and Financial Statements."
(2) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)   The ratio was 0.99% in 2004, 0.90% in 2003, 0.92% in 2002, 1.05% in 2001
      and 1.02% in 2000 before waiver of certain fees incurred by the Fund.
(4) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(5) In 2004, Janus Capital and/or Janus Services Capital LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.


                                        Janus Income Funds  October 31, 2004  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights - Bond Funds

                                                                               Janus High-Yield Fund
For a share outstanding during the
fiscal year ended October 31                           2004            2003            2002            2001(1)           2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      9.55     $      8.82     $      9.28     $      9.84       $     10.03
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .67             .64             .65             .78               .86
  Net gain/(loss) on securities
    (both realized and unrealized)                         .31             .72            (.46)           (.57)             (.19)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .98            1.36             .19             .21               .67
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                 (.67)           (.64)           (.65)           (.78)(2)          (.86)(2)
  Distributions (from capital gains)*                       --              --              --              --                --
  Redemption Fees                                           --(3)          .01              --(3)          .01                --(3)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions and Other                           (.67)           (.63)           (.65)           (.77)             (.86)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      9.86     $      9.55     $      8.82     $      9.28       $      9.84
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                             10.62%          16.00%           1.97%           2.23%             6.72%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   557,836     $   768,033     $   573,388     $   409,366       $   299,924
Average Net Assets for the Period (in thousands)   $   582,992     $   842,175     $   490,524     $   382,153       $   285,821
Ratio of Gross Expenses to Average Net
  Assets(4)(5)                                            0.96%           0.95%           0.96%           1.03%             1.03%(6)
Ratio of Net Expenses to Average Net Assets(4)            0.96%           0.95%           0.96%           0.99%             1.00%
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                              6.96%           6.90%           7.02%           8.04%             8.43%
Portfolio Turnover Rate                                    133%            203%            161%            358%              295%

                                                                            Janus Short-Term Bond Fund
For a share outstanding during the
fiscal year ended October 31                          2004              2003          2002            2001              2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      2.97     $      2.93     $      2.97     $      2.86       $      2.83
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .08             .08             .10             .14               .16
  Net gain/(loss) on securities
    (both realized and unrealized)                         .01             .04            (.04)            .11               .03
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .09             .12             .06             .25               .19
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.08)           (.08)           (.10)(2)        (.14)             (.16)
  Distributions (from capital gains)*                     (.04)             --              --              --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.12)           (.08)           (.10)           (.14)             (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      2.94     $      2.97     $      2.93     $      2.97       $      2.86
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              2.94%           4.12%           2.22%           9.50%             6.65%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   270,761     $   366,037     $   492,557     $   523,600       $   139,899
Average Net Assets for the Period (in thousands)   $   299,461     $   456,695     $   499,807     $   284,977       $   128,788
Ratio of Gross Expenses to Average Net
  Assets(4)(5)                                            0.65%(7)        0.65%(7)        0.65%(7)        0.66%(7)          0.66%(7)
Ratio of Net Expenses to Average Net Assets(4)            0.65%           0.65%           0.65%           0.65%             0.65%
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                              2.64%           2.68%           3.55%           4.70%             5.74%
Portfolio Turnover Rate                                    110%            238%            164%            201%              134%

     *See Note 4 in Notes to Financial Statements.
(1) Certain prior year amounts have been reclassified to conform with current year presentation.
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(4)   See "Explanations of Charts, Tables and Financial Statements."
(5) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(6) The ratio was 1.05% in 2000 before waiver of certain fees incurred by the Fund.
(7)   The ratio was 1.00% in 2004, 0.91% in 2003, 0.88% in 2002, 0.98% in 2001
      and 1.03% in 2000 before waiver of certain fees incurred by the Fund.

 See Notes to Financial Statements.


50  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Assets and Liabilities - Money Market Funds

As of October 31, 2004                                                                 Janus        Janus
(all numbers in thousands except net asset value per share)             Janus        Government    Tax-Exempt
                                                                     Money Market   Money Market  Money Market
                                                                         Fund          Fund          Fund
--------------------------------------------------------------------------------------------------------------
Assets:
  Investments at amortized cost                                       $9,785,998     $751,310      $165,088
    Cash                                                                      40           74            52
    Receivables:
      Fund shares sold                                                     2,863          807            62
      Interest                                                            11,141          552           410
      Other Assets                                                            --            1             3
--------------------------------------------------------------------------------------------------------------
Total Assets                                                           9,800,042      752,744       165,615
--------------------------------------------------------------------------------------------------------------
Liabilities
  Payables:
    Investments purchased                                                 49,917           --         8,215
    Portfolio shares repurchased                                           4,457          289           165
    Dividends and distributions                                            5,472          503             1
    Advisory fees                                                            831           82            13
    Administrative fees for Investor Shares                                  679           96            46
    Administrative fees for Institutional Shares                             554           25             3
    Administrative fees for Service Shares                                     2            6            --
    Service fees                                                               6           34            --
    Audit fees                                                                 1           --            --
    Trustees' fees and expenses                                               13           --             3
--------------------------------------------------------------------------------------------------------------
Total Liabilities                                                         61,932        1,035         8,446
Net Assets                                                            $9,738,110     $751,709      $157,169
--------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid in surplus)*                            $9,738,110     $751,709      $157,169
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                                      $9,738,110     $751,709      $157,169
--------------------------------------------------------------------------------------------------------------
Net Assets - Investor Shares                                          $1,588,804     $224,084      $107,386
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)    1,588,804      224,084       107,386
--------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                             $     1.00     $   1.00      $   1.00
--------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                     $8,123,575     $384,769      $ 49,385
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)    8,123,575      384,769        49,385
--------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                             $     1.00     $   1.00      $   1.00
--------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                           $   25,731     $142,856      $    398
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)       25,731      142,856           398
--------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                             $     1.00     $   1.00      $   1.00
--------------------------------------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


                                        Janus Income Funds  October 31, 2004  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Operations - Money Market Funds

For the fiscal year ended October 31, 2004                                         Janus         Janus
(all numbers in thousands)                                          Janus        Government     Tax-Exempt
                                                                  Money Market   Money Market  Money Market
                                                                    Fund           Fund            Fund
-----------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $ 125,505      $ 13,072        $ 2,190
-----------------------------------------------------------------------------------------------------------
Total Investment Income:                                            125,505        13,072          2,190
-----------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                      18,561         2,056            365
  Administrative fees for Investor Shares                             8,952         1,266            603
  Administrative fees for Institutional Shares                       11,180           915             93
  Administrative fees for Service Shares                                 55           247             --
  Service fees for Service Shares                                        91           412             --
  Audit fees                                                             18            10              3
  Trustees' fees and expenses                                           195            26             14
  Non-recurring cost (Note 2)                                           131            15              3
  Costs assumed by Janus Capital Management LLC (Note 2)               (131)          (15)            (3)
-----------------------------------------------------------------------------------------------------------
Total Expenses                                                       39,052         4,932          1,078
Less: Excess Expense Reimbursement                                  (14,523)       (1,803)          (226)
Net Expenses after Expense Reimbursement                             24,529         3,129            852
Net Investment Income/(Loss)                                        100,976         9,943          1,338
-----------------------------------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from investment transactions                  99            18              1
-----------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $ 101,075      $  9,961        $ 1,339
-----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


52  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets - Money Market Funds

                                                         Janus                       Janus Government            Janus Tax-Exempt
                                                       Money Market                    Money Market                 Money Market
                                                          Fund                            Fund                         Fund
For the fiscal year ended October 31
(all numbers in thousands)                        2004            2003             2004          2003           2004         2003
------------------------------------------------------------------------------------------------------------------------------------
Operation
  Net investment income/(loss)                $    100,976   $     147,911    $     9,943    $     17,822    $   1,338    $   2,207
  Net realized gain/(loss) from investment
   transactions                                         99              70             18              --            1           --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
 Resulting from Operations                         101,075         147,981          9,961          17,822        1,339        2,207
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:*
    Investor Shares                                (13,202)        (21,184)        (1,681)         (2,828)        (710)      (1,117)
    Institutional Shares                           (87,452)       (126,083)        (6,830)        (13,263)        (627)      (1,088)
    Service Shares                                    (322)           (645)        (1,432)         (1,731)          (1)          (2)
  Net realized gain from investment
   transactions:*
    Investor Shares                                    (21)            (14)            (5)             --           (1)          --
    Institutional Shares                               (78)            (55)           (10)             --           --           --
    Service Shares                                      --              --             (3)             --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and
 Distributions                                    (101,075)       (147,981)        (9,961)        (17,822)      (1,339)      (2,207)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                              1,005,643       1,773,435        100,649         179,426       81,886      156,474
    Institutional Shares                        69,784,930     159,420,727      6,648,178      14,566,499       83,996      274,935
    Service Shares                                 468,014         801,892        746,697       1,316,848          307           --
  Reinvested dividends and distributions:
    Investor Shares                                 12,892          20,556          1,637           2,747          688        1,068
    Institutional Shares                            45,418          48,412          2,474           5,061          612        1,065
    Service Shares                                     165             177            290             315            1            2
  Shares repurchased:
    Investor Shares                             (1,626,899)     (2,638,462)      (191,893)       (315,794)    (115,276)    (204,726)
    Institutional Shares                       (70,847,939)   (160,869,172)    (7,041,709)    (15,070,385)    (108,262)    (307,971)
    Service Shares                                (502,774)       (840,385)      (795,044)     (1,299,542)          --         (574)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share
 Transactions                                   (1,660,550)     (2,282,820)      (528,721)       (614,825)     (56,048)     (79,727)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets           (1,660,550)     (2,282,820)      (528,721)       (614,825)     (56,048)     (79,727)
Net Assets:
  Beginning of period                           11,398,660      13,681,480      1,280,430       1,895,255      213,217      292,944
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                               $  9,738,110   $  11,398,660    $   751,709    $  1,280,430    $ 157,169    $ 213,217
------------------------------------------------------------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


                                        Janus Income Funds  October 31, 2004  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights - Money Market Funds

For a share outstanding during the                                           Janus Money Market Fund
fiscal year ended October 31
Investor Shares                                        2004            2003            2002            2001              2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .01             .01             .02             .04             .06
  Net gains/(losses) on securities
    (both realized and unrealized)                          --(1)           --(1)           --(1)           --(1)           --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .01             .01             .02             .04             .06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.01)           (.01)           (.02)           (.04)           (.06)
  Distributions (from capital gains)*                       --(1)           --(1)           --(1)           --(1)           --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.01)           (.01)           (.02)           (.04)           (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              0.75%           0.79%           1.53%           4.52%           5.88%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 1,588,804     $ 2,197,167     $ 3,041,637     $ 3,614,097     $ 3,165,642
Average Net Assets for the Period (in thousands)   $ 1,790,472     $ 2,658,402     $ 3,180,307     $ 3,629,621     $ 2,982,106
Ratio of Expenses to Average Net Assets(2)(3)             0.60%(4)        0.60%(4)        0.60%(4)        0.60%(4)        0.60%(4)
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                              0.74%           0.80%           1.53%           4.43%           5.77%

For a share outstanding during the                                      Janus Government Money Market Fund
fiscal year ended October 31
Investor Shares                                      2004             2003             2002             2001             2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .01              .01              .01              .04              .06
  Net gains/(losses) on securities
    (both realized and unrealized)                        --(1)            --               --(1)            --(1)            --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         .01              .01              .01              .04              .06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*               (.01)            (.01)            (.01)            (.04)            (.06)
  Distributions (from capital gains)*                     --(1)            --               --(1)            --(1)            --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (.01)            (.01)            (.01)            (.04)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            0.68%            0.72%            1.49%            4.47%            5.76%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)         $   224,084      $   313,691      $   447,313      $   471,335      $   330,396
Average Net Assets for the Period (in thousands) $   253,183      $   388,077      $   431,132      $   402,844      $   340,813
Ratio of Expenses to Average Net Assets(2)(3)           0.60%(5)         0.60%(5)         0.60%(5)         0.60%(5)      0.60%(5)
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                            0.66%            0.73%            1.48%            4.25%            5.61%

     *See Note 4 in Notes to Financial Statements.
(1) Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)   See "Explanations of Charts, Tables and Financial Statements."
(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)   The ratio was 0.70% in 2004, 0.70% in 2003, 0.70% in 2002, 0.70% in 2001
      and 0.70% in 2000 before waiver of certain fees incurred by the Fund.
(5)   The ratio was 0.70% in 2004, 0.70% in 2003, 0.70% in 2002, 0.70% in 2001
      and 0.70% in 2000 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


54  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights - Money Market Funds (continued)

For a share outstanding during the                                      Janus Tax-Exempt Money Market Fund
fiscal year ended October 31
Investor Shares                                      2004             2003             2002             2001             2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .01              .01              .01              .03              .04
  Net gains/(losses) on securities
    (both realized and unrealized)                        --(1)            --(1)            --               --               --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         .01              .01              .01              .03              .04
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*               (.01)            (.01)            (.01)            (.03)            (.04)
  Distributions (from capital gains)*                     --(1)            --(1)            --               --               --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (.01)            (.01)            (.01)            (.03)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            0.59%            0.64%            1.09%            2.84%            3.58%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)         $   107,386      $   140,087      $   187,272      $   205,510      $   171,383
Average Net Assets for the Period (in thousands) $   120,544      $   173,152      $   192,498      $   190,597      $   168,435
Ratio of Expenses to Average Net Assets(2)(3)           0.61%(4)         0.60%(4)         0.60%(4)         0.61%(4)         0.60%(4)
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                            0.59%            0.65%            1.08%            2.79%            3.53%

For a share outstanding during the                                          Janus Money Market Fund
fiscal year ended October 31
Institutional Shares                                2004             2003             2002             2001            2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $      1.00     $       1.00     $       1.00     $       1.00     $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .01              .01              .02              .05             .06
  Net gains/(losses) on securities
    (both realized and unrealized)                        --(1)            --(1)            --(1)            --(1)           --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         .01              .01              .02              .05             .06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*               (.01)            (.01)            (.02)            (.05)           (.06)
  Distributions (from capital gains)*                     --(1)            --(1)            --(1)            --(1)           --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (.01)            (.01)            (.02)            (.05)           (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $      1.00     $       1.00     $       1.00     $       1.00     $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            1.17%            1.22%            1.96%            4.96%           6.35%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)         $ 8,123,575     $  9,141,167     $ 10,541,200     $ 13,268,612     $ 7,308,448
Average Net Assets for the Period (in thousands) $ 7,453,480     $ 10,403,767     $ 12,632,647     $ 10,427,053     $ 6,804,495
Ratio of Expenses to Average Net Assets(2)(3)           0.18%(5)         0.18%(5)         0.18%(5)         0.18%(5)        0.16%(5)
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                            1.17%            1.21%            1.95%            4.70%           6.22%

     *See Note 4 in Notes to Financial Statements.
(1) Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)   See "Explanations of Charts, Tables and Financial Statements."
(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)   The ratio was 0.71% in 2004, 0.70% in 2003, 0.70% in 2002, 0.71% in 2001
      and 0.70% in 2000 before waiver of certain fees incurred by the Fund.
(5)   The ratio was 0.35% in 2004, 0.35% in 2003, 0.35% in 2002, 0.35% in 2001
      and 0.33% in 2000 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


                                        Janus Income Funds  October 31, 2004  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights - Money Market Funds

For a share outstanding during the                                   Janus Government Money Market Fund
fiscal ended October 31
Institutional Shares                               2004            2003             2002               2001             2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $    1.00     $      1.00      $      1.00      $        1.00    $        1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         .01             .01              .02                .05              .06
  Net gains/(losses) on securities
    (both realized and unrealized)                      --(1)           --               --(1)              --(1)            --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       .01             .01              .02                .05              .06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*             (.01)           (.01)            (.02)              (.05)            (.06)
  Distributions (from capital gains)*                   --(1)           --               --(1)              --(1)            --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (.01)           (.01)            (.02)              (.05)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $    1.00     $      1.00      $      1.00      $        1.00    $        1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                          1.13%           1.18%            1.95%              4.93%            6.24%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands          $ 384,769     $   775,826      $ 1,274,650      $     933,973    $     782,370
Average Net Assets for the Period (in thousands) $ 610,052     $ 1,136,909      $ 1,250,675      $     751,585    $     741,708
Ratio of Expenses to Average Net Assets(2)(3)         0.15%(4)        0.15%(4)         0.15%(4)           0.15%(4)         0.15%(4)
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                          1.12%           1.17%            1.90%              4.72%            6.07%

For a share outstanding during the                                    Janus Tax-Exempt Money Market Fund
fiscal year ended October 31
Institutional Shares                                2004             2003             2002             2001             2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .01              .01              .02              .03              .04
  Net gains/(losses) on securities
    (both realized and unrealized)                        --(1)            --(1)            --               --               --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         .01              .01              .02              .03              .04
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*               (.01)            (.01)            (.02)            (.03)            (.04)
  Distributions (from capital gains)*                     --(1)            --(1)            --               --               --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (.01)            (.01)            (.02)            (.03)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            1.01%            1.07%            1.51%            3.27%            4.03%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)         $    49,385      $    73,039      $   105,009      $   136,557      $    56,172
Average Net Assets for the Period (in thousands) $    61,801      $   101,230      $   109,354      $    61,859      $    73,351
Ratio of Expenses to Average Net Assets(2)(3)           0.19%(5)         0.18%(5)         0.18%(5)         0.19%(5)         0.16%(5)
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                            1.01%            1.07%            1.51%            3.10%            4.00%

     *See Note 4 in Notes to Financial Statements.
(1) Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)   See "Explanations of Charts, Tables and Financial Statements."
(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)   The ratio was 0.35% in 2004, 0.35% in 2003, 0.35% in 2002, 0.35% in 2001
      and 0.35% in 2000 before waiver of certain fees incurred by the Fund.
(5)   The ratio was 0.36% in 2004, 0.35% in 2003, 0.35% in 2002, 0.36% in 2001
      and 0.33% in 2000 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


56  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights - Money Market Funds (continued)

For a share outstanding during the                                            Janus Money Market Fund
fiscal year period ended October 31
Service Shares                                       2004             2003             2002             2001             2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .01              .01              .02              .05              .06
  Net gains/(losses) on securities
    (both realized and unrealized)                        --(1)            --(1)            --(1)            --(1)            --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         .01              .01              .02              .05              .06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*               (.01)            (.01)            (.02)            (.05)            (.06)
  Distributions (from capital gains)*                     --(1)            --(1)            --(1)            --(1)            --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (.01)            (.01)            (.02)            (.05)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            0.92%            0.96%            1.70%            4.70%            6.08%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)         $    25,731      $    60,326      $    98,643      $    74,515      $   129,634
Average Net Assets for the Period (in thousands) $    36,421      $    68,106      $    80,774      $    99,861      $    59,503
Ratio of Expenses to Average Net Assets(2)(3)           0.43%(4)         0.43%(4)         0.43%(4)         0.43%(4)         0.42%(4)
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                            0.88%            0.95%            1.71%            4.62%            6.02%

For a share outstanding during the                                          Janus Government Money Market Fund
fiscal year ended October 31
Service Shares                                          2004             2003             2002             2001             2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .01              .01              .02              .05              .06
  Net gains/(losses) on securities
    (both realized and unrealized)                        --(1)            --               --(1)            --(1)            --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         .01              .01              .02              .05              .06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*               (.01)            (.01)            (.02)            (.05)            (.06)
  Distributions (from capital gains)*                     --(1)            --               --(1)            --(1)            --(1)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (.01)            (.01)            (.02)            (.05)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $      1.00      $      1.00      $      1.00      $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            0.88%            0.92%            1.69%            4.67%            5.97%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)         $   142,856      $   190,913      $   173,292      $    85,589      $    78,877
Average Net Assets for the Period (in thousands) $   164,773      $   189,811      $   118,192      $   103,932      $    63,802
Ratio of Expenses to Average Net Assets(2)(3)           0.40%(5)         0.40%(5)         0.40%(5)         0.40%(5)         0.40%(5)
Ratio of Net Investment Income/(Loss) to Average
  Net Assets                                            0.87%            0.91%            1.64%            4.57%            5.86%

     *See Note 4 in Notes to Financial Statements.
(1) Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)   See "Explanations of Charts, Tables and Financial Statements."
(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)   The ratio was 0.60% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001
      and 0.59% in 2000 before waiver of certain fees incurred by the Fund.
(5)   The ratio was 0.60% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001
      and 0.60% in 2000 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


                                        Janus Income Funds  October 31, 2004  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights - Money Market Funds

For a share outstanding during the                                     Janus Tax-Exempt Money Market Fund
fiscal year ended October 31
Service Shares                                         2004          2003          2002          2001          2000
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                            .01           .01           .01           .03           .04
  Net gains/(losses) on securities
    (both realized and unrealized)                         --(1)         --(1)         --            --            --(1)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .01           .01           .01           .03           .04
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.01)         (.01)         (.01)         (.03)         (.04)
  Distributions (from capital gains)*                      --(1)         --(1)         --            --            --(1)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.01)         (.01)         (.01)         (.03)         (.04)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
-------------------------------------------------------------------------------------------------------------------------
Total Return                                             0.76%         0.81%         1.27%         3.02%         3.81%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $    398      $     91      $    663      $     10      $     10
Average Net Assets for the Period (in thousands)     $    124      $    233      $    192      $     10      $    737
Ratio of Expenses to Average Net Assets(2)(3)            0.44%(4)      0.43%(4)      0.43%(4)      0.43%(4)      0.41%(4)
Ratio of Net Investment Income/(Loss) to Average Net
  Assets                                                 0.88%         0.89%         1.21%         2.98%         3.67%

     *See Note 4 in Notes to Financial Statements.
(1) Net gain/(loss) on securities (both realized and unrealized) and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)   See "Explanations of Charts, Tables and Financial Statements."
(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)   The ratio was 0.61% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001
      and 0.58% in 2000 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


58 Janus Income Funds October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Schedules of Investments

Lehman Brothers                 The Lehman Brothers Government/Credit Index is
Government/Credit Index         composed of all bonds that are of investment
                                grade with at least one year until maturity.

Lehman Brothers Government/     The Lehman Brothers Government/Credit 1-3 Year
Credit 1-3 Year Index           Index is composed of all bonds of investment
                                grade with a maturity between one and three years.

Lehman Brothers Municipal       The Lehman Brothers Municipal Bond Index is
Bond Index                      composed of approximately 1,100 bonds; 60% of
                                which are revenue bonds and 40% of which are state government obligations.

Lehman Brothers                 The Lehman Brothers High-Yield Bond Index is
High-Yield Bond Index           composed of fixed rate, publicly issued,
                                non-investment grade debt.

Lipper General Municipal        A fund that invests at least 65% of its assets
Debt Funds                      in municipal debt issues in the top four credit
                                ratings.

Lipper High Current             A fund that aims at high (relative) current
Yield Fund                      yield from fixed income securities, has no
                                quality or Yield Fund maturity restrictions, and tends to invest in lower grade debt issues.

Lipper Intermediate Investment  A fund that invests at least 65% of its assets
Grade Debt Funds                in investment grade debt issues (rated in top
                                four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade   A fund that invests at least 65% of its assets
Debt Funds                      in investment grade debt issues (rated in top
                                four grades) with dollar-weighted average maturities of less than three years.

Russell 1000(R) Index           The Russell 1000(R) Index measures the
                                performance of the 1,000 largest companies in the Russell 3000(R) Index.

Russell 1000(R) Growth Index    Measures the performance of those Russell 1000
                                companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index     Measures the performance of those Russell 1000
                                companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500(R) Index                The S&P 500(R) Index is the Standard & Poor's
                                composite index of 500 Index stocks, a widely recognized, unmanaged index of common stock prices.

144A 144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the1933 Act.

ETD                             Euro Time Deposit

PLC                             Public Limited Company

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

*                               Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and when-issued securities.

(omega) Rate is subject to change. Rate shown reflects current rate.

(delta) Security is a defaulted security in Janus Flexible Income Fund with accrued interest in the amount of $170,000 that was written-off December 10, 2001.

(alpha) Security is a defaulted security in Janus Flexible Income Fund with accrued interest in the amount of $110,000 that was written-off December 10, 2001.

(pi)                            Security is a U.S. Treasury Inflation-Protected
                                Security (TIPS).

(beta)                          Security is illiquid.

# Loaned security, a portion or all of the security is on loan as of October 31, 2004.

+ The security is purchased with the cash collateral received from Securities on Loan (Note 1).

(sigma) Schedule of Fair Valued Securities

                                                                                                                 Value as a %
                                                                                                      Value     of Net Assets
=============================================================================================================================
Janus Flexible Income Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)  $        0      0.0%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)           0      0.0%
Versatel Telecom B.V. - expires 5/15/08                                                                      0      0.0%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    $        0      0.0%
=============================================================================================================================
Janus High-Yield Fund
Mikohn Gaming Corp. - expires 8/15/08                                                               $  501,833      0.1%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    $  501,833      0.1%
-----------------------------------------------------------------------------------------------------------------------------

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' trustees.

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts and/or securities lending arrangements as of October 31, 2004 are noted below.

Fund                                                             Aggregate Value
================================================================================
Janus Federal Tax-Exempt Fund                                     $         --
Janus Flexible Income Fund                                         338,412,428
Janus High-Yield Fund                                                       --
Janus Short-Term Bond Fund                                           7,952,775
--------------------------------------------------------------------------------


                                        Janus Income Funds  October 31, 2004  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Schedules of Investments (continued)

ss. Schedule of Restricted and Illiquid Securities

                                                                                                                     Value as
                                                                     Acquisition       Acquisition                     % of
                                                                        Date              Cost            Value     Net Assets
==============================================================================================================================
Janus Flexible Income Fund
Allegheny Energy Supply Company LLC, 8.25%
  bonds, due 4/15/12 (144A)                                       3/12/04 - 7/13/04   $  6,228,644    $  7,046,875     0.6%
Americo Life, Inc., 7.875%
  notes, due 5/1/13 (144A)                                        4/25/03 - 5/21/03      3,476,535       3,664,220     0.3%
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures,
  due 5/1/03 (144A)(sigma)                                             4/17/98           4,250,000               0     0.0%
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures,
  due 5/1/03 (144A)(sigma)                                             3/6/00            2,200,000               0     0.0%
------------------------------------------------------------------------------------------------------------------------------
                                                                                      $ 16,155,179    $ 10,711,095     0.9%
==============================================================================================================================
Janus High-Yield Fund
Allegheny Energy Supply Company LLC, 8.25%
  bonds, due 4/15/12 (144A)                                        2/9/04 - 4/2/04    $  3,543,625    $  4,002,625     0.7%
Calpoint Receivable Structured Trust 2001, 7.44%
  notes, due 12/10/06 (144A)                                      9/22/03 - 8/24/04      2,976,476       3,069,350     0.6%
Dynegy Holdings, Inc., 10.125%
  secured notes, due 7/15/13 (144A)                               8/04/04 - 8/05/04      2,493,125       2,621,250     0.5%
Elan Pharmaceutical Investments, Ltd., 7.62%
  company guaranteed notes, due 3/15/05 (144A)                    2/19/04 - 3/4/04       2,729,625       2,747,250     0.5%
Interactive Health LLC, 7.25%
  senior notes, due 4/1/11 (144A)                                      3/19/04             643,392         696,000     0.1%
Qwest Communications International, Inc., 5.21125%
  senior notes, due 2/15/09 (144A)                                8/24/04 - 9/03/04      2,824,375       2,917,500     0.5%
Wornick Co., 10.875%
  secured notes, due 7/15/11 (144A)                                    6/24/04           3,250,000       3,510,000     0.6%
------------------------------------------------------------------------------------------------------------------------------
                                                                                      $ 18,460,618    $ 19,563,975     3.5%
==============================================================================================================================
Janus Money Market Fund
Ares VII CLO Ltd., Class A-1A,
  1.76%, 5/8/15 (144A)                                                 4/23/03        $ 75,000,000    $ 75,000,000     0.8%
Blue Heron Funding II, Ltd., Class A
  1.94%, 3/18/05 (144A)                                                3/19/04         100,000,000     100,000,000     1.0%
Blue Heron Funding IV, Ltd., Series 4A, Class A
  1.94%, 12/17/04 (144A)                                              12/19/03         100,000,000     100,000,000     1.0%
Blue Heron Funding VI, Ltd., Class A-1
  1.94%, 5/18/05 (144A)                                                5/19/04         150,000,000     150,000,000     1.5%
Blue Heron Funding VII, Ltd., Series 7A, Class A-1
  1.87%, 5/27/05 (144A)                                                5/28/04          75,000,000      75,000,000     0.8%
Bryant Park Funding LLC
  1.87%, 11/16/04 (Section 4(2))                                      10/21/04          40,001,884      40,024,790     0.4%
Davis Square Funding, Ltd., Series 2004-2A,
  1.87%, 5/6/39 (144A)                                                 5/1/04           50,000,000      50,000,000     0.5%
GMACCM Mortgage Trust III Series 2000 - Class A
 (credit enhanced and liquidity provided by Freddie Mac)
  1.92%, 9/20/05 (144A)                                                12/7/00          25,380,899      25,380,899     0.3%
------------------------------------------------------------------------------------------------------------------------------
                                                                                     $615,382,783    $615,405,689     6.3%
==============================================================================================================================
Janus Government Money Market Fund
GMACCM Mortgage Trust III Series 2000 - Class A
 (credit enhanced and liquidity provided by Freddie Mac)
  1.92%, 9/20/05 (144A)                                                12/7/00        $  2,820,100    $  2,820,100     0.4%
------------------------------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of October 31, 2004. The issuer incurs all registration costs.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2004.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


60  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Federal Tax-Exempt Fund, Janus Flexible Income Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the "Bond Funds") and Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (collectively the "Money Market Funds") are series funds. The Bond Funds and the Money Market Funds (collectively the "Funds" and individually the "Fund") are part of Janus Investment Fund (the "Trust") which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The trust has twenty seven funds. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest exclusively in high-quality money market instruments. Each of the Bond Funds in this report is classified as diversified as defined in the 1940 Act. The Funds are no-load investments.

The Money Market Funds offer three classes of shares: "Investor Shares" are available to the general public, "Institutional Shares" are available only to investors that meet certain minimum dollar limits, and "Service Shares" are available through banks and other financial institutions.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the fourth calendar quarter, the conversion to U.S. dollars will use the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). The Bond Funds are valued at market value or, if a market quotation is not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the Net Asset Value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares for each of the Money Market Funds based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares of each Money Market Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, however, the Funds will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral as permitted by the Securities Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.


                                        Janus Income Funds  October 31, 2004  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

As of October 31, 2004, the following Funds had on loan securities as indicated:

                                                                    Value at
Fund                                                            October 31, 2004
================================================================================
Janus Flexible Income Fund                                        $290,451,060
Janus Short-Term Bond Fund                                           6,720,014
================================================================================

As of October 31, 2004, the following Funds received cash collateral in accordance with securities lending activity as indicated:

                                                              Cash Collateral at
Fund                                                           October 31, 2004
================================================================================
Janus Flexible Income Fund                                       $ 296,359,769
Janus Short-Term Bond Fund                                          6,854,580
================================================================================

As of October 31, 2004, all cash collateral received by the Funds was invested into the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in United States Dollars and 105% of the market value of the loaned securities which are not denominated in United States Dollars.

During the fiscal year ended October 31, 2004, there were no such securities lending arrangements for Janus Federal Tax-Exempt Fund, Janus High-Yield Fund or the Money Market Funds.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2004, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency on U.S. dollars upon closing such a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations.

Forward currency contracts held by the Bond Funds are fully collateralized by other securities which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Future Contracts

The Bond Funds may enter into futures contracts. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Funds' custodian.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2004, there were no Funds invested in when-issued securities.

Foreign Currency Translation

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.


62  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). A Fund's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk

Janus High-Yield Fund is, and Janus Flexible Income Fund may be, invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

2. AGREEMENTS

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown below for each Fund. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of each Fund's advisory fee as indicated in the table below.

                           Average               Management        Management
                          Daily Net              Fee Before         Fee After
Fund                    Assets of Fund         Reduction (%)      Reduction (%)
================================================================================
Janus Federal         First $300 Million          0.60%             0.50%
 Tax-Exempt Fund      Over $300 Million           0.55%             0.45%
--------------------------------------------------------------------------------
Janus Flexible        First $300 Million          0.65%             0.58%
 Income Fund          Over $300 Million           0.55%             0.48%
--------------------------------------------------------------------------------
Janus High-Yield      First $300 Million          0.75%             0.65%
 Fund                 Over $300 Million           0.65%             0.55%
--------------------------------------------------------------------------------
Janus Short-Term      First $300 Million          0.65%             0.64%
 Bond Fund            Over $300 Million           0.55%             0.54%
--------------------------------------------------------------------------------

Until at least March 1, 2006, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary


                                        Janus Income Funds  October 31, 2004  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

expenses, exceed the annual rates noted below. Janus Capital is not entitled to recoup such reimbursements or fee reductions from the Funds. Effective July 1, 2004, Janus Capital agreed to reduce each Fund's expense limits as indicated below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

                                                  Expense Limit    Expense Limit
                                                    Fee Before       Fee After
Fund                                              Reduction (%)    Reduction (%)
--------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                          0.65%          0.55%
Janus Flexible Income Fund                             1.00%          0.93%
Janus High-Yield Fund                                  1.00%          0.90%
Janus Short-Term Bond Fund                             0.65%          0.64%
================================================================================

Each of the Money Market Funds pays Janus Capital 0.20% of average daily net assets as an investment advisory fee. Effective July 1, 2003, Janus Capital agreed to reduce its advisory fee for each of the Money Market Funds to 0.10%. In addition, each class of shares of each of the Money Market Funds pays Janus Capital an administrative fee. This fee is 0.50%, 0.15%, and 0.40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Effective April 1, 2002, Janus Capital agreed to reduce the administrative fee to 0.08% and 0.33% on the Institutional Shares and Service Shares, respectively, for both Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. Additionally, the administrative fee was reduced to 0.05% and 0.30% on the Institutional Shares and Service Shares, respectively, for Janus Government Money Market Fund effective April 1, 2002. For the Service Shares of each of the Money Market Funds, a portion of the administrative fee, designated separately as service fees, is used to compensate Financial Institutions for providing administrative services to their customers who invest in the shares. Each of the Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

As of the date of this report, a 2.00% redemption fee may be imposed on shares of Janus High-Yield Fund held for three months or less. Effective March 1, 2004, the redemption fee for the Fund increased from 1.00% to 2.00% on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus High-Yield Fund were $99,137 for the fiscal year ended October 31, 2004.

Each of the Bond Funds pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Bond Funds' total net assets sold directly and the proportion of each of the Bond Funds' net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account from each of the Bond Funds for transfer agent services plus reimbursement of certain out-of-pocket expenses.

For the fiscal year ended October 31, 2004, Janus Services reimbursed Janus Flexible Income Fund $80 as a result of dilutions caused by incorrectly processed shareholder activity.

For the fiscal year ended October 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the Funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all funds based on the funds' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waiver are shown in the Statement of Operations.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Bond Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Custody Credits received reduce custodian fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Fees paid to DST for the period November 1, 2003 through June 16, 2004 are noted below.

DST Fees
--------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                                           $ 46,378
Janus Flexible Income Fund                                               260,186
Janus High-Yield Fund                                                     87,232
Janus Short-Term Bond Fund                                                98,573
--------------------------------------------------------------------------------


64  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2004, the following Money Market Funds had the following affiliated purchases and sales and recorded distributions to affiliated investment companies:

                                                                  Dividends   Market Value
                                   Subscriptions    Redemptions    Paid        at 10/31/04
==========================================================================================
Janus Government Money Market Fund
Janus Mid Cap Value Fund           $ 50,000,000    $ 50,000,000   $ 26,776           $ --
Janus Small Cap Value Fund          160,000,000     160,000,000    405,183             --
Janus Worldwide Fund                 25,000,000      25,000,000     27,951             --
------------------------------------------------------------------------------------------
                                   $235,000,000    $235,000,000   $459,910           $ --
==========================================================================================
Janus Money Market Fund
Janus Mid Cap Value Fund           $145,000,000    $145,000,000   $256,807           $ --
Janus Small Cap Value Fund          150,000,000     150,000,000    257,664             --
Janus Worldwide Fund                405,000,000     405,000,000     79,271             --
------------------------------------------------------------------------------------------
                                   $700,000,000    $700,000,000   $593,742           $ --
==========================================================================================

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended October 31, 2004

                                                                                            Proceeds from Sales
                                                                       Purchase of Long-     of Long-Term U.S.
                                 Purchase of    Proceeds from Sales  Term U.S. Government       Government
Fund                             Securities       of Securities          Obligations            Obligations
===============================================================================================================
Janus Federal Tax-Exempt Fund   $ 76,131,272     $  120,492,321         $           --        $           --
Janus Flexible Income Fund       701,591,305      1,198,251,024          1,200,198,254         1,109,362,275
Janus High-Yield Fund            746,928,568        993,708,000                     --                    --
Janus Short-Term Bond Fund       116,599,169        161,786,602            207,938,759           257,283,340
---------------------------------------------------------------------------------------------------------------

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2004 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

Other book to tax differences in the current year primarily consist of futures and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                    Undistributed    Undistributed                   Other Book      Net Tax
                                      Ordinary        Long-Term       Accumulated      to Tax      Appreciation/
Fund                                   Income          Gains        Capital Losses   Differences  (Depreciation)
================================================================================================================
Janus Federal Tax-Exempt Fund        $       --       $     --       $ (4,414,737)     $    --     $ 3,953,014
Janus Flexible Income Fund            2,725,896             --         (9,274,642)      12,250      22,734,185
Janus High-Yield Fund                   123,104             --        (35,128,486)          --      25,852,480
Janus Short-Term Bond Fund              599,308        159,601                 --           --       1,091,572
Janus Money Market Fund                      --             --                 --           --              --
Janus Government Money Market Fund           --             --                 --           --              --
Janus Tax-Exempt Money Market Fund           --             --                 --           --              --
----------------------------------------------------------------------------------------------------------------


                                        Janus Income Funds  October 31, 2004  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2004

Fund                             October 31, 2007  October 31, 2008  October 31, 2009  October 31, 2010
=======================================================================================================
Janus Federal Tax-Exempt Fund        $(455,751)      $(3,958,986)        $       --      $         --
Janus Flexible Income Fund                  --        (2,017,419)                --        (7,257,223)
Janus High-Yield Fund                       --                --         (8,392,55)       (26,735,934)
Janus Short-Term Bond Fund                  --                --                 --                --
Janus Money Market Fund                     --                --                 --                --
Janus Government Money Market Fund          --                --                 --                --
Janus Tax-Exempt Money Market Fund          --                --                 --                --
-------------------------------------------------------------------------------------------------------

During the year ended October 31, 2004, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

                                                               Capital Carryover
Fund                                                             Loss Utilized
================================================================================
Janus Federal Tax-Exempt Fund                                     $   786,929
Janus Flexible Income Fund                                         31,932,795
Janus High-Yield Fund                                              25,580,671
Janus Short-Term Bond Fund                                                 --
--------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                       Federal Tax    Unrealized    Unrealized
Fund                                     Cost        Appreciation (Depreciation)
================================================================================
Janus Federal Tax-Exempt Fund       $  126,414,249   $ 4,201,112   $   (248,098)
Janus Flexible Income Fund           1,430,557,931    33,853,827    (11,119,642)
Janus High-Yield Fund                  520,733,384    26,986,723     (1,134,243)
Janus Short-Term Bond Fund             273,885,891     1,753,130       (661,558)
Janus Money Market Fund              9,785,998,157            --             --
Janus Government Money Market Fund     751,310,358            --             --
Janus Tax-Exempt Money Market Fund     165,087,813            --             --
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                              Distributions
For the fiscal year ended October 31, 2004   --------------------------------------------
                                             From Ordinary  From Long-Term  Tax Return of    Net Investment
Fund                                            Income       Capital Gains    Capital           Loss
===========================================================================================================
Janus Federal Tax-Exempt Fund                $  5,004,790     $       --         $--             $--
Janus Flexible Income Fund                     59,947,100             --          --              --
Janus High-Yield Fund                          40,559,811             --          --              --
Janus Short-Term Bond Fund                      7,895,473      4,274,317          --              --
Janus Money Market Fund                       101,075,162             --          --              --
Janus Government Money Market Fund              9,960,832             --          --              --
Janus Tax-Exempt Money Market Fund              1,338,449             --          --              --
-----------------------------------------------------------------------------------------------------------


66  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       Distributions
For the fiscal ended October 31, 2003  ---------------------------------------------
                                       From Ordinary   From Long-Term  Tax Return of   Net Investment
Fund                                       Income       Capital Gains    Capital            Loss
=====================================================================================================
Janus Federal Tax-Exempt Fund          $  8,196,249         $--           $--               $--
Janus Flexible Income Fund               77,509,081          --            --                --
Janus High-Yield Fund                    58,134,966          --            --                --
Janus Short-Term Bond Fund               12,239,477          --            --                --
Janus Money Market Fund                 147,981,064          --            --                --
Janus Government Money Market Fund       17,822,323          --            --                --
Janus Tax-Exempt Money Market Fund        2,207,463          --            --                --
-----------------------------------------------------------------------------------------------------

5. CAPITAL SHARES TRANSACTIONS

                                                 Janus                  Janus                  Janus                   Janus
For the fiscal year ended October 31        Federal Tax-Exempt      Flexible Income          High-Yield            Short-Term Bond
(all numbers in thousands)                        Fund                   Fund                   Fund                    Fund
Bond Funds                                   2004       2003        2004        2003       2004       2003        2004        2003
====================================================================================================================================
Transactions in Fund Shares
  Shares sold                                2,495     18,733      17,509      67,674     16,710     91,859      27,796      70,206
  Reinvested distributions                     618      1,022       5,639       7,352      3,729      5,575       3,976       3,954
  Shares Repurchased                       (10,524)   (26,378)    (61,851)    (84,204)   (44,317)   (82,026)    (62,837)   (119,300)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share
  Transactions                              (7,411)    (6,623)    (38,703)     (9,178)   (23,878)    15,408     (31,065)    (45,140)
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period     25,996     32,619     157,534     166,712     80,447     65,039     123,205     168,345
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period           18,585     25,996     118,831     157,534     56,569     80,447      92,140     123,205
------------------------------------------------------------------------------------------------------------------------------------

                                                            Janus                        Janus                     Janus
For the fiscal year ended October 31                     Money Market               Government Money         Tax-Exempt Money
(all numbers in thousands)                                  Fund                      Market Fund               Market Fund
Money Market Funds                                  2004            2003          2004           2003        2004        2003
=================================================================================================================================
Transactions in Fund Shares - Investor Shares
  Shares sold                                     1,005,643       1,773,435       100,649        179,426      81,886     156,474
  Reinvested dividends and distributions             12,893          20,556         1,637          2,747         689       1,068
  Shares Repurchased                             (1,626,899)     (2,638,462)     (191,893)      (315,795)   (115,276)   (204,727)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share
  Transactions                                     (608,363)       (844,471)      (89,607)      (133,622)    (32,701)    (47,185)
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period           2,197,167       3,041,637       313,691        447,313     140,087     187,272
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                 1,588,804       2,197,167       224,084        313,691     107,386     140,087
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional
 Shares
  Shares sold                                    69,784,929     159,420,727     6,648,178     14,566,499      83,996     274,935
  Reinvested dividends and distributions             45,418          48,412         2,474          5,061         612       1,065
  Shares Repurchased                            (70,847,939)   (160,869,172)   (7,041,709)   (15,070,384)   (108,262)   (307,970)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share
  Transactions                                   (1,017,592)     (1,400,033)     (391,057)      (498,824)    (23,654)    (31,970)
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period           9,141,167      10,541,200       775,826      1,274,650      73,039     105,009
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                 8,123,575       9,141,167       384,769        775,826      49,385      73,039
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares
  Shares sold                                       468,014         801,892       746,697      1,316,848         306          --
  Reinvested dividends and distributions                165             177           290            315           1           2
  Shares Repurchased                               (502,774)       (840,386)     (795,044)    (1,299,542)         --        (574)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share
  Transactions                                      (34,595)        (38,317)      (48,057)        17,621         307        (572)
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period              60,326          98,643       190,913        173,292          91         663
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    25,731          60,326       142,856        190,913         398          91
---------------------------------------------------------------------------------------------------------------------------------


                                        Janus Income Funds  October 31, 2004  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

6. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices.

On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements. Pursuant to such agreements, Janus Capital agreed to pay $50 million in restoration to compensate investors for any adverse effects of frequent trading and $50 million in civil penalties. Janus Capital also agreed to reduce its management fees in the amount of $25 million per year for five years. Specific fee reductions, effective July 1, 2004, were determined on a fund-by-fund basis and were calculated using assets under management as of May 31, 2004. Therefore, the total reduction in revenue over a five-year period could be greater than or less than $125 million, depending on whether assets under management in the affected funds increase or decrease. Janus also agreed to make $1.2 million in other settlement-related payments required by the COAG and to implement certain corporate governance and compliance initiatives.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals. These actions generally allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits include actions purportedly brought on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (JCGI, Janus Capital or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus funds' Trustees, officers of the Janus funds, officers of Janus Capital, officers of JCGI, and directors of JCGI.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain funds managed by Janus Capital. These lawsuits are currently pending in the U.S. District Court for the District of Colorado.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


68  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Federal Tax-Exempt Fund, Janus Flexible Income Fund, Janus High-Yield Fund, Janus Short Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 10, 2004


                                        Janus Income Funds  October 31, 2004  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception, unless otherwise noted) with one or more widely used market indices through October 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each Fund and each class of the money market funds. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Funds' net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.


70  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods for the bond funds and each class of the money market funds. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate (as applicable).

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset (Gross Expense Ratio) and after expense offsets (Net Expense Ratio). The expense ratios listed in the Financial Highlights reflect total expenses prior to any waivers or reimbursements.

The ratio of net investment income/loss summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.


                                        Janus Income Funds  October 31, 2004  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2004:

Capital Gains Distribution

Fund
================================================================================
Janus Short-Term Bond Fund                                           $4,274,317
--------------------------------------------------------------------------------

Tax-Exempt Interest Distribution Percentage

Fund
================================================================================
Janus Federal Tax-Exempt Fund                                               100%
Janus Tax-Exempt Money Market Fund                                          100%
--------------------------------------------------------------------------------


72  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Aspen Series, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                                Number of
                                                                                                Funds in
                                                                                                Fund Complex
                         Positions Held   Length of       Principal Occupations                 Overseen       Other Directorships
Name, Age and Address    with Funds       Time Served     During the Past Five Years            by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present    Private Investor.                     61             Director, Red Robin
151 Detroit Street                                                                                             Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          2/71-Present
Age 61

William F. McCalpin      Trustee          6/02-Present    Executive Vice President and Chief    59             Founding Director and
151 Detroit Street                                        Operating Officer of the Rockefeller                 Board Chair, Solar
Denver, CO 80206                                          Brothers Fund (a private family                      Development
Age 47                                                    foundation).                                         Foundation; Trustee
                                                                                                               and Vice President,
                                                                                                               Asian Cultural
                                                                                                               Council.

John W. McCarter, Jr.    Trustee          6/02-Present    President and Chief Executive         59             Chairman of the Board
151 Detroit Street                                        Officer of The Field Museum of                       and Director,
Denver, CO 80206                                          Natural History.                                     Divergence LLC;
Age 66                                                                                                         Director of A.M.
                                                                                                               Castle & Co., and
                                                                                                               W.W. Grainger, Inc.;
                                                                                                               Trustee of Harris
                                                                                                               Insight Funds Trust
                                                                                                               (19 portfolios),
                                                                                                               WTTW (Chicago
                                                                                                               public television
                                                                                                               station), the
                                                                                                               University of Chicago
                                                                                                               and Chicago Public
                                                                                                               Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


                                          Janus Income Funds October 31, 2004 73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Trustees (cont.)

                                                                                                Number of
                                                                                                Funds in
                                                                                                Fund Complex
                         Positions Held   Length of       Principal Occupations                 Overseen       Other Directorships
Name, Age and Address    with Funds       Time Served     During the Past Five Years            by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          1/97-Present    Professor Emeritus of Business,       61             Co-founder and
151 Detroit Street                                        University of Colorado.                              Managing Director,
Denver, CO 80206                                          Formerly, Professor of Business,                     Roaring Fork Capital
Age 60                                                    University of Colorado, Colorado                     Partners (private
                                                          Springs, CO (1986-2004),                             equity firm);
                                                          Distinguished Visiting Professor of                  Director, Red Robin
                                                          Business (2001-2002), Thunderbird                    Gourmet Burgers, Inc.
                                                          (American Graduate School of
                                                          International Management), Phoenix,
                                                          AZ; and Principal (1988-1999) of
                                                          Phillips-Smith Retail Group,
                                                          Addison, TX (a venture capital firm).

William D. Stewart       Trustee          6/84-Present    Corporate Vice President and          59             N/A
151 Detroit Street                                        General Manager of MKS
Denver, CO 80206                                          Instruments - HPS Products,
Age 60                                                    Boulder, CO (a manufacturer of
                                                          vacuum fittings and valves).

Martin H. Waldinger      Trustee          8/69-Present    Consultant.                           59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          6/69-Present    Formerly, President (1978-2002)       61             N/A
151 Detroit Street                                        and Chief Executive Officer (1994-
Denver, CO 80206                                          2002) of Janus Capital or Janus
Age 67                                                    Capital Corporation; President and
                                                          Director (1994-2002) of the Janus
                                                          Foundation; Chairman and Director
                                                          (1978-2002) of Janus Capital
                                                          Corporation and Director (1997-
                                                          2001) of Janus Distributors, Inc.

------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


74  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers

                                                                   Term of Office* and      Principal Occupations
Name, Age and Address      Positions Held with Funds               Length of Time Served    During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Jeanine Morroni            Executive Vice President                9/03-Present             Vice President of Janus Capital.
151 Detroit Street         and Co-Portfolio Manager                                         Formerly, Analyst (1995-1999)
Denver, CO 80206           Janus Government Money Fund                                      for Janus Capital Corporation.
Age 35

Sharon S. Pichler          Executive Vice President and            12/94-Present            Vice President of Janus Capital
151 Detroit Street         Portfolio Manager Janus Federal                                  and Portfolio Manager for other
Denver, CO 80206           Tax-Exempt Fund Janus Tax-Exempt                                 Janus accounts.
Age 55                     Money Market Fund and Co-Portfolio
                           Manager Janus Money Market Fund

Gibson Smith               Executive Vice President and            7/03-Present             Vice President of Janus Capital.
151 Detroit Street         Portfolio Manager                                                Formerly, Analyst (2001-2003) for
Denver, CO 80206           Janus High-Yield Fund and                                        Janus Capital Corporation and
Age 36                     Janus Short-Term Bond Fund                                       worked in the fixed income division
                                                                                            (1991-2001) for Morgan Stanley.

Ronald V. Speaker          Executive Vice President                7/92-Present             Vice President of Janus Capital
151 Detroit Street         and Portfolio Manager                                            and Portfolio Manager for other
Denver, CO 80206           Janus Flexible Income Fund                                       Janus accounts.
Age 40

J. Eric Thorderson         Executive Vice President and            9/99-Present             Vice President of Janus Capital
151 Detroit Street         Co-Portfolio Manager                                             and Portfolio Manager for other
Denver, CO 80206           Janus Money Market Fund                                          Janus accounts.
Age 43                     and Janus Government
                           Market Fund
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


                                        Janus Income Funds  October 31, 2004  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers (cont.)

                                                                   Term of Office* and      Principal Occupations
Name, Age and Address      Positions Held with Funds               Length of Time Served    During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Anita E. Falicia           Vice President, Treasurer and           10/02-10/04**            Vice President of Investment Accounting
151 Detroit Street         Principal Accounting Officer                                     of Janus Capital. Formerly, Assistant
Denver, CO 80206                                                                            Vice President (2000-2002) of Invest-
Age 36                     Chief Financial Officer                 10/02-11/03              ment Accounting of Janus Capital or
                                                                                            Janus Capital Corporation; Director
                                                                                            (1999-2000) of Investment Accounting
                                                                                            of Janus Capital Corporation; and
                                                                                            Director (1997-1999) of Fund
                                                                                            Accounting of Janus Capital Corporation.

Bonnie M. Howe             Vice President                          12/99-Present            Vice President and Assistant General
151 Detroit Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services LLC.
Age 39                                                                                      Formerly, Assistant Vice President
                                                                                            (1997-1999) and Associate Counsel
                                                                                            (1995-1999) for Janus Capital
                                                                                            Corporation and Assistant Vice
                                                                                            President (1998-2000) for Janus
                                                                                            Service Corporation.

Kelley Abbott Howes        General Counsel                         4/04-Present             Senior Vice President and General
151 Detroit Street                                                                          Counsel of Janus Capital; Senior Vice
Denver, CO 80206           Vice President and Secretary            12/99-Present            President and Assistant General Counsel
Age 39                                                                                      of Janus Services LLC; Vice President
                                                                                            and Assistant General Counsel of
                                                                                            Distributors LLC. Formerly, Vice
                                                                                            Janus President of Domestic Funds of
                                                                                            Janus Capital (2000-2004); Assistant
                                                                                            General Counsel of Janus Capital
                                                                                            (1999-2004); Assistant Vice President
                                                                                            (1997-1999) of Janus Capital
                                                                                            Corporation; Chief Compliance Officer,
                                                                                            Director and President (1997-1999) of
                                                                                            Janus Distributors, Inc.; and Assistant
                                                                                            Vice President (1998-2000) of Janus
                                                                                            Service Corporation.

David R. Kowalski          Vice President and Chief                6/02-Present             Vice President and Chief Compliance
151 Detroit Street         Compliance Officer                                               Officer of Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services
Age 47                                                                                      LLC; Chief Compliance Officer of Bay
                                                                                            Isle Financial LLC and Enhanced
                                                                                            Investment Technologies LLC. Formerly,
                                                                                            Assistant Vice President of Janus
                                                                                            Services LLC (2002-2004); Senior Vice
                                                                                            President and Director (1985-2000) of
                                                                                            Mutual Fund Compliance for Van Kampen
                                                                                            Funds.
------------------------------------------------------------------------------------------------------------------------------------

     *Officers are elected annually by the Trustees for a one-year term.
    **Due to the resignation of the Trust's Treasurer and Principal Accounting
      Officer, effective November 2004, in accordance with the Trust's bylaws, Stephanie Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


76  Janus Income Funds  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers (cont.)

                                                                   Term of Office* and      Principal Occupations
Name, Age and Address      Positions Held with Funds               Length of Time Served    During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller           President and Chief                     11/03-Present            Executive Vice President and Chief
151 Detroit Street         Executive Officer                                                Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Loren M. Starr             Vice President and Chief                11/03-Present            Senior Vice President and Chief
151 Detroit Street         Financial Officer                                                Financial Officer of Janus Capital,
Denver, CO 80206                                                      9/02-11/03            Janus Capital Group Inc. and Janus
Age 43                     President and Chief                                              Services LLC; Vice President and Chief
                           Executive Officer                                                Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.

Heidi J. Walter            Vice President                          4/00-Present             Vice President and Assistant General
151 Detroit Street                                                                          Counsel to Janus Capital and Janus
Denver, CO 80206                                                                            Services LLC. Formerly, Vice President
Age 37                                                                                      and Senior Legal Counsel (1995-1999)
                                                                                            for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


                                        Janus Income Funds  October 31, 2004  77

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

      Growth

      Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

      International & Global

      Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

      Core

      Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

      Risk-Managed

      Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

      Value

      Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

      Income

      Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

      For more information about our funds, go to www.janus.com.

      Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

                  [LOGO] JANUS| 151 Detroit Street
                              | Denver, CO 80206
                              | 1-800-525-3713

      Funds distributed by Janus Distributors LLC (12/04)

      C-1104-176                                                111-02-102 12-04


                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Institutional Cash Reserves Fund
--------------------------------------------------------------------------------

                                                                    [LOGO] JANUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

      Schedule of Investments ...............................................  3
      Statement of Assets and Liabilities ...................................  5
      Statement of Operations ...............................................  6
      Statements of Changes in Net Assets ...................................  7
      Financial Highlights ..................................................  8
      Notes to Schedule of Investments ......................................  9
      Notes to Financial Statements ......................................... 10
      Report of Independent Registered Public Accounting Firm ............... 14
      Explanations of Charts, Tables and Financial Statements ............... 15
      Trustees and Officers ................................................. 17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Useful Information About Your Fund Report

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding the Fund's Expense Example, which appears on page 2 of this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2004 to October 31, 2004.

Actual Expenses

The first line of the table in the example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in the example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. These fees are fully described in the prospectus. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                     Janus Institutional Cash Reserves Fund  October 31, 2004  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Institutional Cash Reserves Fund (unaudited)            Portfolio Managers
                                                                  Sharon Pichler
                                                                 Eric Thorderson

Janus Institutional Cash Reserves Fund

For the Periods Ended October 31, 2004
------------------------------------------------------------------------------
 Average Annual Total Return
 1 Year                                                                 1.20%
 Since Inception (May 15, 2002)                                         1.36%
------------------------------------------------------------------------------
 Seven-Day Current Yield
  With Reimbursement                                                    1.74%
  Without Reimbursement                                                 1.57%
------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Total return includes reinvestment of dividends and distributions.

See "Explanations of Charts, Tables and Financial Statements."

The yield more closely reflects the current earnings of Janus Institutional Cash Reserves Fund than the total return.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total returns would have been lower.

Fund Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                   Beginning Account Value   Ending Account Value    Expenses Paid During Period
Expense Example                           (5/1/04)              (10/31/04)               (5/1/04-10/31/04)*
----------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00              $1,006.80                     $0.91
----------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)               $1,000.00              $1,024.23                     $0.92
----------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.18%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


2  Janus Institutional Cash Reserves Fund  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments
As of October 31, 2004

Principal Amount                                                        Value
================================================================================
Certificates of Deposit - 18.9%
  $ 25,000,000  ABN AMRO Bank N.V., New York
                 1.33%, 2/28/05 ................................ $   25,000,000
    10,000,000  BNP Paribas, New York
                 1.28%, 1/25/05 ................................      9,998,980
    15,000,000  Canadian Imperial Bank of Commerce
                 New York, 1.235%, 3/24/05 .....................     14,988,187
    25,000,000  HSH Nordbank A.G., New York
                 2.345%, 9/9/05 ................................     24,996,826
    25,000,000  Landesbank Baden-Wurttemberg
                 New York, 2.00%, 5/11/05 ......................     24,999,350
    25,000,000  Landesbank Hessen Thurin Girozentral
                 New York, 1.40%, 2/2/05 .......................     25,003,277
                Natexis Banques Populaires, New York:
    25,000,000   1.35%, 1/24/05 ................................     25,000,000
    20,000,000   1.36%, 3/31/05 ................................     20,000,000
    25,000,000  Norddeutsche Landesbank Girozentrale
                 New York, 2.48%, 10/12/05 .....................     24,996,495
    25,000,000  Royal Bank of Scotland, New York
                 1.33%, 2/23/05 ................................     24,990,014
                Societe Generale, New York:
    25,000,000   1.45%, 2/2/05 .................................     25,000,000
    25,000,000   1.35%, 2/28/05 ................................     25,000,000
    20,000,000   1.48%, 4/6/05 .................................     20,000,000
    20,000,000  Svenska Handelsbanken, New York
                 1.215%, 3/15/05 ...............................     19,979,697
    20,000,000  US Bank N.A.
                 2.31%, 7/27/05 ................................     19,998,545
    25,000,000  Westdeutsche Landesbank Girozentrale
                 New York, 1.41%, 2/2/05 .......................     25,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $354,951,371) ..............    354,951,371
--------------------------------------------------------------------------------
Commercial Paper - 19.1%
    21,813,000  Bavaria TRR Corp.
                 1.81%, 11/8/04 (Section 4(2)) .................     21,805,323
                BTM Capital Corp.:
    20,000,000   1.84%, 11/9/04 (Section 4(2)) .................     19,991,822
    20,000,000   1.87%, 11/15/04 (Section 4(2)) ................     19,985,456
                Check Point Charlie, Inc.:
    28,000,000   1.785%, 11/24/04 (Section 4(2)) ...............     27,968,068
    28,000,000   1.93%, 12/8/04 (Section 4(2)) .................     27,944,459
    23,000,000   2.02%, 1/5/05 (Section 4(2)) ..................     22,916,114
    17,000,000   2.06%, 1/13/05 (Section 4(2)) .................     16,928,987
    30,000,000  CIT Group, Inc.
                 2.00%, 1/6/05 .................................     29,890,000
    30,000,000  Gotham Funding Corp.
                 1.95%, 11/23/04 (Section 4(2)) ................     29,964,250
                Harrier Finance Funding LLC:
    15,000,000   1.52%, 11/8/04 (144A) .........................     14,995,567
    18,367,000   1.77%, 11/15/04 (144A) ........................     18,354,357
    15,000,000   1.94%, 12/21/04 (144A) ........................     14,959,583
                Rhineland Funding Capital Corp.:
    40,000,000   1.80% - 1.90%, 11/30/04 (Section 4(2)) ........     39,940,791
    25,000,000   1.90%, 12/10/04 (Section 4(2)) ................     24,948,542
    26,380,000   2.05%, 1/14/05 (Section 4(2)) .................     26,268,838
--------------------------------------------------------------------------------
Total Commercial Paper (cost $356,862,157) .....................    356,862,157
--------------------------------------------------------------------------------
Floating Rate Notes - 51.8%
     1,880,000  A.E. Realty LLC, Series 2003
                 2.05%, 10/1/23 ................................      1,880,000
     3,250,000  Alexander City, Alabama Special Care
                 Facilities Financing Authority Revenue
                 (Russell Hospital), Series B, 1.95%, 10/1/23 ..      3,250,000
     8,800,000  American Health Centers, Inc.
                 Series 2001, 2.09%, 3/1/19 ....................      8,800,000
    25,000,000  Ares VII CLO Ltd., Class A-1A
                 1.76%, 5/8/15 (144A)ss. .......................     25,000,000
    20,000,000  Associated Bank N.A., Green Bay
                 1.86%, 3/11/05 ................................     19,999,281
    25,000,000  Blue Heron Funding II, Ltd., Class A
                 1.94%, 3/18/05 (144A)ss. ......................     25,000,000
    50,000,000  Blue Heron Funding VI, Ltd., Class A-1
                 1.94%, 5/18/05 (144A)ss. ......................     50,000,000
    25,000,000  Blue Heron Funding VII, Ltd., Series 7A
                 Class A-1, 1.87%, 5/27/05 (144A)ss. ...........     25,000,000
    17,000,000  Brooklyn Tabernacle
                 2.01%, 4/1/24 .................................     17,000,000
     4,031,500  Campus Research Corp.
                 2.05%, 6/1/13 .................................      4,031,500
     2,800,000  Capel, Inc.
                 2.00%, 9/1/09 .................................      2,800,000
     5,010,000  Colonial Acquisitions, Inc.
                 2.09%, 2/1/23 .................................      5,010,000
     4,350,000  Colorado Housing Facilities Revenue
                 (Tenderfoot Seasonal Housing LLC)
                 Series A, 1.96%, 7/1/35 .......................      4,350,000
     6,000,000  Colorado Natural Gas, Inc., Series 2002
                 2.04%, 7/1/32 .................................      6,000,000
     7,000,000  Cornerstone Bank
                 2.00%, 1/1/29 .................................      7,000,000
     6,025,000  Courtesy Realty LLC, Series 2002
                 2.09%, 12/1/17 ................................      6,025,000
     8,220,000  Crozer-Keystone Health Systems
                 2.03%, 12/15/21 ...............................      8,220,000
     9,100,000  Eagle County, Colorado Housing Facility
                 Revenue, (BC Housing LLC Project)
                 Series A, 1.96%, 6/1/27 .......................      9,100,000
     8,000,000  Eagle County, Colorado Housing Facility
                 Revenue, (BC Housing LLC Project)
                 Series A, 2.01%, 5/1/39 .......................      8,000,000
    11,625,000  Edison Chouet Offshore LLC
                 2.09%, 2/1/14 .................................     11,625,000
    90,000,000  EMC Mortgage Corp. (same day put)
                 2.035%, 5/6/05 ................................     90,000,000
    90,000,000  GMAC Mortgage Corp. of Pennsylvania
                 2.3545%, 11/24/04 .............................     89,864,611
     5,000,000  H.C. Equities L.P.
                 1.96%, 12/1/23 ................................      5,000,000
    10,550,000  Illinois Development Finance Authority
                 Revenue, (St. Anthony's Health Center)
                 Program E-1, Variable Rate, 2.16%, 10/1/29 ....     10,550,000
     3,000,000  Illinois Health Facilities Authority Revenue
                 (Villa St. Benedict), Series C, 2.03%
                 11/15/10 ......................................      3,000,000
     4,250,000  J.D. Parks and Lissa Parks, Series 2002
                 2.09%, 6/1/22 .................................      4,250,000
   100,000,000  J.P. Morgan Securities, Inc. (seven day put)
                 1.955%, 4/22/05 ...............................    100,000,000

See Notes to Schedule of Investments and Financial Statements.


                       Janus Institutional Cash Reserves Fund October 31, 2004 3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Institutional Cash Reserves Fund

Schedule of Investments
As of October 31, 2004

Principal Amount                                                        Value
================================================================================
  $  8,100,000  Jasper, Morgan, Newton and Walton Counties
                 Georgia Joint Development Authority
                 Revenue, (Industrial Park Project)
                 2.02%, 12/1/20 ................................ $    8,100,000
    20,000,000  K2 (USA) LLC
                 1.8287%, 6/20/05 (144A) .......................     20,000,000
    55,000,000  Lehman Brothers, Inc. (90 day put)
                 2.055%, 1/3/05(beta) ..........................     55,000,000
    60,000,000  Lehman Brothers, Inc. (same day put)
                 2.025%, 3/17/05 ...............................     60,000,000
     7,725,000  Lock-N-Store, Inc., Series 2002
                 2.23%, 9/1/22 .................................      7,725,000
    15,815,000  Louisiana Local Government Authority
                 (Environmental Facilities Community
                 Development Center), 2.16%, 3/1/11 ............     15,815,000
     9,305,000  Luxor Management Company
                 2.09%, 4/1/18 .................................      9,305,000
     8,270,000  McElroy Metal Mill, Inc., Series 2003
                 2.09%, 7/1/18 .................................      8,270,000
    75,000,000  Merrill Lynch & Company, Inc.
                 (seven day put), 2.025%, 3/28/05 ..............     75,000,000
    10,620,000  Mississippi Business Finance Corp.
                 2.09%, 12/1/22 ................................     10,620,000
     5,770,000  Montgomery, Alabama Downtown
                 Redevelopment Authority Capital
                 Improvement Revenue, 1.95%, 11/1/18 ...........      5,770,000
     4,700,000  Montgomery, Alabama Industrial
                 Development Board of Revenue
                 (Jenkins Brick Co.), Series A
                 2.24%, 9/1/14 .................................      4,700,000
     5,185,000  Ohio Health Care Facility Revenue Bonds
                 (United Church Homes, Inc. Project)
                 Series 2002, 2.03%, 9/1/27 ....................      5,185,000
    20,000,000  Putnam Structured Product Funding
                 2003-1 LLC, Class A-15
                 1.89%, 10/15/38 (144A) ........................     20,000,000
    13,300,000  Russell Lands, Inc., Series 2002
                 2.09%, 8/1/12 .................................     13,300,000
    11,050,000  Safe Mini Storage Development LLC
                 Series 2002, 2.10%, 10/1/17 ...................     11,050,000
     6,100,000  Stone-Lee Partners LLC
                 2.00%, 3/1/21 .................................      6,100,000
     7,000,000  Tennessee Aluminum Processors, Inc.
                 2.00%, 5/1/14 .................................      7,000,000
     4,270,000  TOG Properties LLC
                 2.09%, 9/1/18 .................................      4,270,000
    14,600,000  Village Green Finance Co.
                 1.95%, 11/1/22 ................................     14,600,000
     6,000,000  Virginia Health Services
                 1.95%, 1/1/18 .................................      6,000,000
     3,935,000  Watertown Crossing LLC
                 2.11%, 5/1/27 .................................      3,935,000
     9,670,000  West Park Apartments and
                 Cedar Pines Apartments, Series 2002
                 2.00%, 9/1/22 .................................      9,670,000
    32,000,000  Westchester County, New York Industrial
                 Development Agency, (Fortwest II Facility)
                 Series 2002, 2.21%, 5/1/32 ....................     32,000,000
     5,180,000  Wiley Properties
                 2.09%, 12/1/22 ................................      5,180,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $969,350,392)                       969,350,392
--------------------------------------------------------------------------------
  Repurchase Agreements - 9.1%
    50,000,000  Bear Stearns & Company, Inc., 1.945%
                 dated 10/29/04, maturing 11/1/04
                 to be repurchased at $50,008,104
                 collateralized by $254,007,648
                 in Collateralized Mortgage Obligations
                 0% - 7.50%, 3/25/16 - 9/25/34
                 with a value of $51,000,310 ...................     50,000,000

    28,600,000  Citigroup Global Markets, Inc., 1.925%
                 dated 10/29/04, maturing 11/1/04
                 to be repurchased at $28,604,588
                 collateralized by $75,255,700
                 in U.S. Government Agencies
                 0% - 10.00%, 2/15/10 - 6/25/34
                 with a value of $29,395,808 ...................     28,600,000

    92,000,000  Citigroup Global Markets, Inc., 2.065%
                 dated 10/29/04, maturing 11/1/04
                 to be repurchased at $92,015,832
                 collateralized by $116,547,759
                 in Medium-Term Notes
                 0% - 0.001%, 5/14/30 - 10/20/34
                 with a value of $106,283,312 ..................     92,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $170,600,000) ................    170,600,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.0%
                CC USA, Inc.
    19,000,000   1.475%, 4/18/05 (144A) (cost $19,000,000) .....     19,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,870,763,920) - 99.9% ..........  1,870,763,920
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1% ..      2,454,347
--------------------------------------------------------------------------------
Net Assets - 100% .............................................. $1,873,218,267
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.


4  Janus Institutional Cash Reserves Fund  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                       Janus
                                                                   Institutional
As of October 31, 2004                                             Cash Reserves
(all numbers in thousands except net asset value per share)            Fund
--------------------------------------------------------------------------------
 Assets:
   Investments at amortized cost                                     $1,870,764
   Cash                                                                      64
   Receivables:
      Interest                                                            4,370
      Other assets                                                            9
--------------------------------------------------------------------------------
 Total Assets                                                         1,875,207
--------------------------------------------------------------------------------
 Liabilities:
   Payables:
      Dividends and distributions                                         1,701
      Advisory fees                                                         159
      Administrative services fees                                          127
      Audit fees                                                              2
      Trustees' fees and expenses                                            --
--------------------------------------------------------------------------------
 Total Liabilities                                                        1,989
 Net Assets                                                          $1,873,218
--------------------------------------------------------------------------------
 Net Assets Consist of:
   Capital (par value and paid-in-surplus)*                          $1,873,218
--------------------------------------------------------------------------------
 Total Net Assets                                                    $1,873,218
--------------------------------------------------------------------------------
    Shares Outstanding, $0.01 Par Value
     (unlimited shares authorized)                                    1,873,218
 Net Asset Value Per Share                                           $     1.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.


                     Janus Institutional Cash Reserves Fund  October 31, 2004  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Operations

                                                                       Janus
                                                                   Institutional
For the fiscal year ended October 31, 2004                         Cash Reserves
(all numbers in thousands)                                              Fund
--------------------------------------------------------------------------------
 Investment Income:
   Interest                                                             $30,141
--------------------------------------------------------------------------------
 Total Investment Income                                                 30,141
--------------------------------------------------------------------------------
 Expenses:
   Advisory fees                                                          4,433
   Administrative services fees                                           3,325
   Audit fees                                                                12
   Trustees' fees and expenses                                               38
   Non-recurring costs (Note 2)                                              29
   Costs assumed by Janus Capital Management LLC (Note 2)                   (29)
--------------------------------------------------------------------------------
 Total Expenses                                                           7,808
 Less: Excess Expense Reimbursement                                      (3,768)
 Net Expenses after Expense Reimbursement                                 4,040
 Net Investment Income/(Loss)                                            26,101
--------------------------------------------------------------------------------
 Net Realized Gain/(Loss) on Investments:
   Net realized gain/(loss) from investment transactions                     53
--------------------------------------------------------------------------------
 Net Increase/(Decrease) in Net Assets Resulting from Operations        $26,154
--------------------------------------------------------------------------------

See Notes to Financial Statements.


6  Janus Institutional Cash Reserves Fund  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                  Janus
                                                                              Institutional
                                                                              Cash Reserves
For the fiscal year ended October 31                                              Fund
(all numbers in thousands)                                                2004             2003
-------------------------------------------------------------------------------------------------
 Operations:
   Net investment income/(loss)                                   $     26,101     $     30,857
   Net realized gain/(loss) from investment transactions                    53               44
-------------------------------------------------------------------------------------------------
 Net Increase/(Decrease) in Net Assets Resulting from Operations        26,154           30,901
-------------------------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders:
   Net investment income*                                              (26,101)         (30,857)
   Net realized gain from investment transactions*                         (53)             (44)
-------------------------------------------------------------------------------------------------
 Net Decrease from Dividends and Distributions                         (26,154)         (30,901)
-------------------------------------------------------------------------------------------------
 Capital Share Transactions:
   Shares sold                                                      16,879,624       17,891,680
   Reinvested dividends and distributions:                              11,072           14,551
   Shares repurchased                                              (17,813,342)     (16,902,525)
-------------------------------------------------------------------------------------------------
 Net Increase/(Decrease) from Capital Share Transactions              (922,646)       1,003,706
-------------------------------------------------------------------------------------------------
 Net Increase/(Decrease) in Net Assets                                (922,646)       1,003,706
 Net Assets:
   Beginning of Period                                               2,795,864        1,792,158
-------------------------------------------------------------------------------------------------
   End of Period                                                  $  1,873,218     $  2,795,864
-------------------------------------------------------------------------------------------------

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.


                     Janus Institutional Cash Reserves Fund  October 31, 2004  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

                                                                                           Janus
                                                                                       Institutional
For a share outstanding during the                                                     Cash Reserves
fiscal year or period ended October 31                                                      Fund
                                                                       2004                 2003                 2002(1)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $     1.00           $     1.00           $     1.00
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .01                  .01                  .01
  Net gain/(loss) on securities                                             --(2)                --(2)                --
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           .01                  .01                  .01
--------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                 (.01)                (.01)                (.01)
  Distributions (from capital gains)*                                       --(2)                --(2)                --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (.01)                (.01)                (.01)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $     1.00           $     1.00           $     1.00
--------------------------------------------------------------------------------------------------------------------------
Total Return**                                                            1.20%                1.27%                0.87%
--------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                          $1,873,218           $2,795,864           $1,792,158
Average Net Assets for the Period (in thousands)                    $2,216,408           $2,495,376           $1,262,186
Ratio of Expenses to Average Net Assets***(3)                             0.18%(4)             0.18%(4)             0.18%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***            1.18%                1.24%                1.86%

   *See Note 3 in Notes to Financial Statements.
  **Total return not annualized for periods of less than one full year. ***Annualized for periods less than one full year.
(1) Period May 15, 2002 (inception date) through October 31, 2002.
(2) Net gain/(loss) on securities (from capital gains) aggregated less than a $.01 on a per share basis for the fiscal year ended.
(3) See "Explanations of Charts, Tables and Financial Statements."
(4) The ratio was 0.35% in 2004, 2003 and 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


8  Janus Institutional Cash Reserves Fund  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Schedule of Investments

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

(beta)          Security is illiquid

ss. Schedule of Restricted and Illiquid Securities

                                                                                                        Value as
                                                        Acquisition     Acquisition                      % of
                                                           Date             Cost           Value       Net Assets
-----------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Ares VII CLO Ltd., Class A-1A,
  1.76%, 5/8/15 (144A)                                    4/23/03      $ 25,000,000    $ 25,000,000        1.3%
Blue Heron Funding II, Ltd., Class A
  1.94%, 3/18/05 (144A)                                   3/19/04        25,000,000      25,000,000        1.3%
Blue Heron Funding VI, Ltd., Class A-1
  1.97%, 5/18/05 (144A)                                   5/19/04        50,000,000      50,000,000        2.7%
Blue Heron Funding VII, Ltd., Series 7A, Class A-1
  1.87%, 5/27/05 (144A)                                   5/28/04        25,000,000      25,000,000        1.3%
-----------------------------------------------------------------------------------------------------------------
                                                                       $125,000,000    $125,000,000        6.6%
-----------------------------------------------------------------------------------------------------------------

The fund has registration rights for certain restricted securities held as of October 31, 2004. The issuer incurs all registration costs.

Variable rate notes are notes which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2004.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


                     Janus Institutional Cash Reserves Fund  October 31, 2004  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements

The following section describes the organization and significant accounting policies of Janus Institutional Cash Reserves Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain how the Fund operates and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Fund is part of Janus Investment Fund (the "Trust") which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has twenty-seven funds. The Fund invests exclusively in high-quality money market instruments. The Fund is a no-load investment.

The Fund currently offers the initial class of shares exclusively to institutional and individual clients that meet the minimum investment requirement of $5,000,000.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities held by the Fund are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, these securities are valued at fair value as determined in good faith under procedures established by the Fund's trustees. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the funds in the Trust.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2004, there were no outstanding borrowing or lending arrangements for the Fund.

When-issued Securities

The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2004, the Fund was not invested in when-issued securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the Fund's net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with their vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims


10  Janus Institutional Cash Reserves Fund  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

Proxy Voting Polices and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

2. AGREEMENTS

The Fund pays Janus Capital 0.20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for the Fund to 0.10% until at least March 1, 2006. In addition, the Fund pays Janus Capital an administrative services fee of 0.15%, which Janus Capital agreed to reduce to 0.08% until at least the next annual renewal of the advisory agreement. All other expenses of the Fund except interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and extraordinary costs are paid by Janus Capital.

For the fiscal year ended October 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series in connection with the regulatory and civil litigation matters discussed in Note 5. These non-recurring costs were allocated to all funds based on the funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to all funds based on the funds' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waiver are shown in the Statement of Operations.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

Other funds managed by Janus Capital may invest in the Fund. During the fiscal year ended October 31, 2004, the Fund had the following affiliated activity:

                                                                                         Dividends    Market Value
                                                     Subscriptions      Redemptions        Paid        at 10/31/04
-------------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Janus Fund                                          $   50,000,000    $           --    $    7,172    $ 50,000,000
Janus Mid Cap Value Fund                               555,000,000       395,000,000       547,940     160,000,000
Janus Small Cap Value Fund                             570,000,000       430,000,000       481,686     140,000,000
Janus Twenty Fund                                      595,000,000       695,000,000        94,508              --
Janus Worldwide Fund                                   920,000,000       620,000,000       640,162     300,000,000
-------------------------------------------------------------------------------------------------------------------
                                                    $2,690,000,000    $2,140,000,000    $1,771,468    $650,000,000


                    Janus Institutional Cash Reserves Fund  October 31, 2004  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

For the fiscal year ended October 31, 2004
                                                   Federal Tax
Fund                                                  Cost
-----------------------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund            1,870,763,920
-----------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended October 31, 2004                              Distributions
                                                   ------------------------------------------------------
                                                   From Ordinary       From Long-Term       Tax Return of   Net Investment
Fund                                                  Income            Capital Gains          Capital           Loss
-----------------------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund              26,153,575              $--                  $--             $--
-----------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended October 31, 2003                              Distributions
                                                   ------------------------------------------------------
                                                   From Ordinary       From Long-Term       Tax Return of   Net Investment
Fund                                                  Income            Capital Gains          Capital           Loss
-----------------------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund              30,901,411              $--                  $--             $--
-----------------------------------------------------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended October 31
(all numbers in thousands)                                    2004         2003
--------------------------------------------------------------------------------
Transactions in Fund Shares
  Shares sold                                           16,879,624   17,891,680
  Reinvested dividends and distributions                    11,072       14,551
  Shares repurchased                                   (17,813,342) (16,902,525)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions     (922,646)   1,003,706
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                  2,795,864    1,792,158
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                        1,873,218    2,795,864
--------------------------------------------------------------------------------


12  Janus Institutional Cash Reserves Fund  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices.

On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements. Pursuant to such agreements, Janus Capital agreed to pay $50 million in restoration to compensate investors for any adverse effects of frequent trading and $50 million in civil penalties. Janus Capital also agreed to reduce its management fees in the amount of $25 million per year for five years. Specific fee reductions, effective July 1, 2004, were determined on a fund-by-fund basis and were calculated using assets under management as of May 31, 2004. Therefore, the total reduction in revenue over a five-year period could be greater than or less than $125 million, depending on whether assets under management in the affected funds increase or decrease. Janus also agreed to make $1.2 million in other settlement-related payments required by the COAG and to implement certain corporate governance and compliance initiatives.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals. These actions generally allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits include actions purportedly brought on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (JCGI, Janus Capital or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus funds' Trustees, officers of the Janus funds, officers of Janus Capital, officers of JCGI, and directors of JCGI.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain funds managed by Janus Capital. These lawsuits are currently pending in the U.S. District Court for the District of Colorado.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


                    Janus Institutional Cash Reserves Fund  October 31, 2004  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Institutional Cash Reserves Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 10, 2004


14  Janus Institutional Cash Reserves Fund  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Fund's net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Fund.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENTS OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.


                    Janus Institutional Cash Reserves Fund  October 31, 2004  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period.

The ratio of net investment income summarizes the income earned divided by the average net assets of the Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.


16  Janus Institutional Cash Reserves Fund  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

The Fund's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Adviser Series and Janus Aspen Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Adviser Series, Janus Aspen Series and Janus Adviser.

Trustees

                                                                                          Number of
                                                                                          Funds in
                        Positions                                                         Fund Complex
                        Held          Length of     Principal Occupations                 Overseen        Other Directorships
Name, Age and Address   with Fund     Time Served   During the Past Five Years            by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen        Chairman      3/04-Present  Private Investor.                     61              Director, Red Robin
151 Detroit Street      Trustee       2/71-Present                                                        Gourmet Burgers, Inc.
Denver, CO 80206
Age 61

William F. McCalpin     Trustee       6/02-Present  Executive Vice President and Chief    59              Founding Director and
151 Detroit Street                                  Operating Officer of the Rockefeller                  Board Chair, Solar
Denver, CO 80206                                    Brothers Fund (a private family                       Development
Age 47                                              foundation).                                          Foundation; Trustee
                                                                                                          and Vice President,
                                                                                                          Asian Cultural Council.

John W. McCarter, Jr.   Trustee       6/02-Present  President and Chief Executive         59              Chairman of the Board
151 Detroit Street                                  Officer of The Field Museum of                        and Director,
Denver, CO 80206                                    Natural History.                                      Divergence LLC;
Age 66                                                                                                    Director of A.M. Castle
                                                                                                          & Co., and W.W.
                                                                                                          Grainger, Inc.; Trustee
                                                                                                          of Harris Insight Funds
                                                                                                          Trust (19 portfolios),
                                                                                                          WTTW (Chicago
                                                                                                          public television
                                                                                                          station), the
                                                                                                          University of Chicago
                                                                                                          and Chicago Public
                                                                                                          Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


                    Janus Institutional Cash Reserves Fund  October 31, 2004  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Trustees (cont.)

                                                                                          Number of
                                                                                          Funds in
                        Positions                                                         Fund Complex
                        Held          Length of     Principal Occupations                 Overseen         Other Directorships
Name, Age and Address   with Fund     Time Served   During the Past Five Years            by Trustee       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe          Trustee       1/97-Present  Professor Emeritus of Business,       61               Co-founder and
151 Detroit Street                                  University of Colorado.                                Managing Director,
Denver, CO 80206                                    Formerly, Professor of Business,                       Roaring Fork Capital
Age 60                                              University of Colorado, Colorado                       Partners (private equity
                                                    Springs, CO (1986-2004),                               firm); Director, Red
                                                    Distinguished Visiting Professor of                    Robin Gourmet
                                                    Business (2001-2002), Thunderbird                      Burgers, Inc.
                                                    (American Graduate School of
                                                    International Management), Phoenix,
                                                    AZ; and Principal (1988-1999) of
                                                    Phillips-Smith Retail Group, Addison,
                                                    TX (a venture capital firm).

William D. Stewart      Trustee       6/84-Present  Corporate Vice President and          59               N/A
151 Detroit Street                                  General Manager of MKS
Denver, CO 80206                                    Instruments - HPS Products,
Age 60                                              Boulder, CO (a manufacturer of
                                                    vacuum fittings and valves).

Martin H. Waldinger     Trustee       8/69-Present  Consultant.                           59               N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*       Trustee       6/69-Present  Formerly, President (1978-2002)       61               N/A
151 Detroit Street                                  and Chief Executive Officer (1994-
Denver, CO 80206                                    2002) of Janus Capital or Janus
Age 67                                              Capital Corporation; President and
                                                    Director (1994-2002) of the Janus
                                                    Foundation; Chairman and Director
                                                    (1978-2002) of Janus Capital
                                                    Corporation and Director (1997-
                                                    2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


18  Janus Institutional Cash Reserves Fund  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers

                                                               Term of Office* and        Principal Occupations
Name, Age and Address   Positions Held with Fund               Length of Time Served      During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Sharon S. Pichler       Executive Vice President               05/02-Present              Vice President of Janus Capital and
151 Detroit Street      and Co-Portfolio Manager                                          Portfolio Manager for other Janus
Denver, CO 80206        Janus Institutional Cash Reserves Fund                            accounts.
Age 55

J. Eric Thorderson      Executive Vice President and           2/04-Present               Vice President of Janus Capital and
151 Detroit Street      Co-Portfolio Manager                                              Portfolio Manager for other Janus
Denver, CO 80206        Janus Institutional Cash Reserves Fund                            accounts.
Age 43

Anita E. Falicia        Vice President, Treasurer and          10/02-10/04**              Vice President of Investment Accounting
151 Detroit Street      Principal Accounting Officer                                      of Janus Capital. Formerly, Assistant
Denver, CO 80206                                                                          Vice President (2000-2002) of Invest-
Age 36                  Chief Financial Officer                10/02-11/03                ment Accounting of Janus Capital or
                                                                                          Janus Capital Corporation; Director
                                                                                          (1999-2000) of Investment Accounting
                                                                                          of Janus Capital Corporation; and
                                                                                          Director (1997-1999) of Fund
                                                                                          Accounting of Janus Capital Corporation.

Bonnie M. Howe          Vice President                         12/99-Present              Vice President and Assistant General
151 Detroit Street                                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                                          Distributors LLC and Janus Services LLC.
Age 39                                                                                    Formerly, Assistant Vice President
                                                                                          (1997-1999) and Associate Counsel
                                                                                          (1995-1999) for Janus Capital
                                                                                          Corporation and Assistant Vice
                                                                                          President (1998-2000) for Janus
                                                                                          Service Corporation.

Kelley Abbott Howes     General Counsel                        4/04-Present               Senior Vice President and General
151 Detroit Street                                                                        Counsel of Janus Capital; Senior
Denver, CO 80206        Vice President and Secretary           12/99-Present              Vice President and Assistant General
Age 39                                                                                    Counsel of Janus Services LLC; Vice
                                                                                          President and Assistant General
                                                                                          Counsel of Janus Distributors LLC.
                                                                                          Formerly, Vice President of Domestic
                                                                                          Funds of Janus Capital (2000-2004);
                                                                                          Assistant General Counsel of Janus
                                                                                          Capital (1999-2004); Assistant Vice
                                                                                          President (1997-1999) of Janus
                                                                                          Capital Corporation; Chief
                                                                                          Compliance Officer, Director and
                                                                                          President (1997-1999) of Janus
                                                                                          Distributors, Inc.; and Assistant Vice
                                                                                          President (1998-2000) of Janus Service
                                                                                          Corporation.

David R. Kowalski       Vice President and Chief               6/02-Present               Vice President and Chief Compliance
151 Detroit Street      Compliance Officer                                                Officer of Janus Capital, Janus
Denver, CO 80206                                                                          Distributors LLC and Janus Services
Age 47                                                                                    LLC; Chief Compliance Officer of Bay
                                                                                          Isle Financial LLC and Enhanced
                                                                                          Investment Technologies LLC.
                                                                                          Formerly, Assistant Vice President of
                                                                                          Janus Services LLC (2002-2004);
                                                                                          Senior Vice President and Director
                                                                                          (1985-2000) of Mutual Fund
                                                                                          Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.
**Due to the resignation of the Trust's Treasurer and Principal Accounting
  Officer, effective November 2004, in accordance with the Trust's bylaws, Stephanie Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


                    Janus Institutional Cash Reserves Fund  October 31, 2004  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and Officers (unaudited)

Officers (cont.)

                                                               Term of Office* and        Principal Occupations
Name, Age and Address   Positions Held with Fund               Length of Time Served      During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller        President and Chief Executive Officer  11/03-Present              Executive Vice President and Chief
151 Detroit Street                                                                        Operating Officer of Janus Capital Group
Denver, CO 80206                                                                          Inc. and Janus Capital; President of Janus
Age 53                                                                                    Distributors LLC and Janus Capital
                                                                                          International LLC; Executive Vice
                                                                                          President of Janus Services LLC;
                                                                                          President and Director of Janus
                                                                                          Management Holdings Corporation;
                                                                                          Chief Operating Officer and President
                                                                                          of Capital Group Partners, Inc; and
                                                                                          Director of Janus World Funds and
                                                                                          Janus Capital Trust Manager Limited.
                                                                                          Formerly, President and Chief
                                                                                          Executive Officer of ICMA Retirement
                                                                                          Corporation (1993-2003).

Loren M. Starr          Vice President and                     11/03-Present              Senior Vice President and Chief
151 Detroit Street      Chief Financial Officer                                           Financial Officer of Janus Capital,
Denver, CO 80206                                                                          Janus Capital Group Inc. and Janus
Age 43                  President and Chief Executive Officer  9/02-11/03                 Services LLC; Vice President and Chief
                                                                                          Financial Officer of Janus Distributors
                                                                                          LLC, Janus Management Holdings
                                                                                          Corporation and Janus Institutional
                                                                                          Services LLC; Vice President, Treasurer,
                                                                                          Chief Financial Officer and Director of
                                                                                          Janus International Limited; Director of
                                                                                          Janus Holdings Corporation and Janus
                                                                                          International Holdings LLC; and Board
                                                                                          member of Janus Global Funds SPC.
                                                                                          Formerly, Director of Janus Capital
                                                                                          Trust Manager Limited (2001-2004),
                                                                                          Janus World Principal Protected Funds
                                                                                          (2002-2004), Janus International
                                                                                          (Asia) Limited (2002-2004) and Janus
                                                                                          World Funds (2001-2004); Vice
                                                                                          President, Treasurer, and Chief
                                                                                          Financial Officer of Enhanced
                                                                                          Investment Technologies, LLC (2003-
                                                                                          2004); Vice President and Chief
                                                                                          Financial Officer of Janus Capital
                                                                                          International LLC (2002-2003);
                                                                                          Interim Director of Janus Capital
                                                                                          (2002-2003); Vice President of
                                                                                          Finance, Treasurer, Chief Financial
                                                                                          Officer (2001-2002) and Director
                                                                                          (2002) for Janus International Holding,
                                                                                          Inc.; and Managing Director, Treasurer
                                                                                          and Head of Corporate Finance and
                                                                                          Reporting (1998-2001) for Putnam
                                                                                          Investments.

Heidi J. Walter         Vice President                         4/00-Present               Vice President and Assistant General
151 Detroit Street                                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                                          Services LLC. Formerly, Vice President
Age 37                                                                                    and Senior Legal Counsel (1995-1999)
                                                                                          for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


20  Janus Institutional Cash Reserves Fund  October 31, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes


                    Janus Institutional Cash Reserves Fund  October 31, 2004  21

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

      Growth

      Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

      International & Global

      Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

      Core

      Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

      Risk-Managed

      Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

      Value

      Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

      Income

      Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

      For more information about our funds, go to www.janus.com.

      Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

                  [LOGO] JANUS | 151 Detroit Street
                               | Denver, CO 80206
                               | 1-800-295-2687

Fund distributed by Janus Distributors LLC. (12/04)

C-1104-176                                                      103-24-100 12-04

---------------------------

Item 2 - Code of Ethics

          As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

          Janus Investment Fund's Board of Trustees has determined that the following members of Janus Investment Fund's Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR:
          John. W. McCarter, Jr. (Chairman), William D. Stewart and Dennis B. Mullen who are all "independent" under the standards set forth in
          Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

          The following table shows the amount of fees that PricewaterhouseCoopers LLP ("Auditor"), Janus Investment Fund's (the "Fund") auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with Auditor entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

                                          Services that the Fund's Auditor Billed to the Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
      Fiscal Year Ended              Audit Fees          Audit-Related            Tax Fees           All Other Fees
          October 31               Billed to Fund     Fees Billed to Fund      Billed to Fund        Billed to Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2004                                    $617,250                 $0               $107,267                 $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                   0%                 0%                    0%                 0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003                                    $646,600              $8,500              $112,030                 $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                 N/A                 N/A                   N/A                N/A
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------

     The above "Audit Fees" were billed for amounts related to the audit of the Fund's financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above "Tax Fees" were billed for amounts related to tax compliance, tax planning, and tax advice.



             Services that the Fund's Auditor Billed to the Adviser
                      and Affiliated Fund Service Providers

     The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

     The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

------------------------------- --------------------- ---------------------- -------------------
                                   Audit-Related                               All Other Fees
                                   Fees Billed to      Tax Fees Billed to    Billed to Adviser
                                    Adviser and            Adviser and         and Affiliated
      Fiscal Year Ended           Affiliated Fund        Affiliated Fund        Fund Service
          October 31             Service Providers      Service Providers        Providers
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
2004                                    $112,250             $32,860                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                  0%                  0%                  0%
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
2003                                    $231,395             $32,017                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                 N/A                 N/A                 N/A
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------


     The above "Audit-Related Fees" were billed for amounts related to the due diligence related to mergers and acquisitions and semi-annual financial statement disclosure review. The above "Tax Fees" were billed for amounts related to tax advice related to mergers and acquisitions and requests for ruling or technical advice from taxing authorities.


                               Non-Audit Services

     The following table shows the amount of fees that Auditor billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor's independence.

------------------------------- --------------------- ------------------------ ----------------------- ----------------------
                                                       Total Non-Audit Fees
                                                      billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit
                                                      Providers(engagements        Fees billed to
                                                      related directly to the       Adviser and
                                      Total                operations and          Affiliated Fund
                                   Non-Audit Fees     financial reporting of      Service Providers
      Fiscal Year Ended         Billed to the Fund       the Fund)             (all other engagements)      Total of (A), (B)
         October 31                      (A)                  (B)                       (C)                   and (C)1
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2004                                    $0                    $0                         $0                        $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2003                                    $0              $119,000                         $0                   $119,000
------------------------------- --------------------- ------------------------ ----------------------- -----------------------

1. The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor's independence.


                             Pre-Approval Policies

     The Fund's Audit Committee Charter requires the Fund's Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.


Item 5 - Audit Committee of Listed Registrants
         Not applicable.

Item 6 - Schedule of Investments
         Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
         Not applicable.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
         Not applicable.

Item 9 - Submission of Matters to Vote of Security Holders
         There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.


Item 10 - Controls and Procedures

        (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

        (b) There was no change in the Registrant's internal control over financial reporting during Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 11 - Exhibits

        (a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

        (a)(2) Separate certifications for the Registrant's Principal
               Executive Officer and Principal Financial Officer, as required by
               Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

        (a)(3) Not applicable.

        (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Investment Fund

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President and Chief Executive Officer (Principal Executive Officer)

Date: December 27, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President and Chief Executive Officer (Principal Executive Officer)

Date:  December 27, 2004

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        Vice President and Chief Financial Officer (Principal Financial Officer)

Date:  December 27, 2004